As filed with the Securities and Exchange Commission on July 29, 2009

File Nos. 033-12113

811-05028

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933	☒

Post-Effective Amendment No. 160	☒

and

Registration Statement Under the Investment Company Act of 1940	☒

Amendment No. 204	☒

PIMCO Funds

(Exact Name of Registrant as Specified in Charter)

840 Newport Center Drive

Newport Beach, California 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code:

(866) 746-2606

Robert W. Helm, Esq. Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Brent R. Harris Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, California 92660

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b)	☒ On (July 31, 2009) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ On (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)	☐ On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 160 to the Registration Statement of PIMCO Funds (the “Trust” or the “Registrant”) on
Form N-1A (File No. 33-12113) (the “Amendment”) is being filed to (i) amend and supplement Post-Effective Amendment No. 154, filed on May 29, 2009, which made non-material changes to the: (a) Institutional Class, Class P, Administrative Class and Class D prospectus for the CommodityRealReturn Strategy, High Yield, Low Duration, Real Return, Short-Term, Total Return, Total Return II, and Total Return III Funds; and (b) Class A, Class B, Class C and Class R prospectus for the CommodityRealReturn Strategy, High Yield, Low Duration, Real Return, Short-Term and Total Return Funds; (ii) pursuant to Rule 485(b)(1)(vii), register: (a) Class A shares of the PIMCO Extended Duration Fund, the PIMCO Long Duration Total Return Fund, the PIMCO Long-Term Credit Fund and the PIMCO StocksPLUS® Long Duration Fund; (b) Class C shares of the PIMCO California Intermediate Municipal Bond Fund, the PIMCO California Short Duration Municipal Income Fund and the PIMCO New York Municipal Bond Fund; (c) Class P shares of the PIMCO MuniGO Fund; and (iii) provide updated financial information for and to make other non-material changes to certain of the prospectuses of the Registrant for each of the following classes: (a) the Institutional Class, Class M, Class P, Administrative Class and Class D; and (b) Class A, Class B, Class C and Class R. This Amendment does not affect the currently effective prospectuses and statement of additional information for series and classes of the Trust’s shares not included herein.

Core		Inflation Protection
PIMCO High Yield Fund		PIMCO CommodityRealReturn Strategy Fund®
Institutional Class	PHlYX	Institutional Class	PCRIX
Class P	PHLPX	Class P	PCRPX
Administrative Class	PHYAX	Administrative Class	PCRRX
Class D	PHYDX	Class D	PCRDX

PIMCO Short-Term Fund		PIMCO Real Return Fund
Institutional Class	PTSHX	Institutional Class	PRRIX
Class P	PTSPX	Class P	PRLPX
Administrative Class	PSFAX	Administrative Class	PARRX
Class D	PSHDX	Class D	PRRDX

PIMCO Low Duration Fund
Institutional Class	PTLDX
Class P	PLDPX
Administrative Class	PLDAX
Class D	PLDDX

PIMCO Total Return Fund
Institutional Class	PTTRX
Class P	PTTPX
Administrative Class	PTRAX
Class D	PTTDX

PIMCO Total Return Fund II
Institutional Class	PMBIX
Administrative Class	PRADX

PIMCO Total Return Fund III
Institutional Class	PTSAX
Class P	PRAPX
Administrative Class	PRFAX

As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offence.

1	PIMCO Funds

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Prospectus	2

	Institutional Class	Class P	Administrative Class	Class D
Share Class & Ticker:	PCRIX	PCRPX	PCRRX	PCRDX
Summary Prospectus	July 31, 2009

PIMCO CommodityRealReturn Strategy Fund®

INVESTMENT OBJECTIVE

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.74%	0.84%	0.74%	0.99%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.38%	0.61%	0.41%	0.35%
Acquired Fund Fees and Expenses(2)	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses(3)(4)	1.21%	1.54%	1.49%	1.68%
Expense Reduction(5)	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Net Annual Fund Operating Expenses(6)	1.12%	1.45%	1.40%	1.59%

(1)	“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)	The PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) has entered into a separate contract with Pacific Investment Management Company LLC (“PIMCO”) to manage the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets.

(3)	Total Annual Fund Operating Expenses excluding interest expense is 0.83%, 0.93%, 1.08% and 1.33% for Institutional Class, Class P, Administrative Class and Class D, respectively.

(4)	Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund’s prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(5)	PIMCO has contractually agreed to waive the Fund’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively (as described in footnote 2 above). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(6)	Net Annual Fund Operating Expenses excluding interest expense is 0.74%, 0.84%, 0.99% and 1.24% for Institutional Class, Class P, Administrative Class and Class D, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$114	$356	$617	$1,363
Class P	$148	$459	$792	$1,735
Administrative Class	$143	$443	$766	$1,680
Class D	$162	$502	$866	$1,889

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 979% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. “Real Return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets

3	PIMCO Funds

PIMCO CommodityRealReturn Strategy Fund®

that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments.

The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The

Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may engage in short sales.

PRINCIPAL RISKS

Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market

Prospectus	4

conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by the Class P shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.pimco-funds.com DailyNAV.aspx and quarterly updates at http://www.pimco-funds.com/PerfSummary.aspx.

Calendar Year Total Returns — Institutional Class*

*	The year-to date return as of June 30, 2009 is 14.52%. For the periods shown in the bar chart, the highest quarterly return was 16.77% in the first quarter of 2004, and the lowest quarterly return was -35.68% in the fourth quarter of 2008.

5	PIMCO Funds

PIMCO CommodityRealReturn Strategy Fund®

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	Fund Inception (6/28/02)(4)
Institutional Class Return Before Taxes	-43.33%	-0.94%	6.84%
Institutional Class Return After Taxes on Distributions(1)	-49.19%	-5.37%	2.22%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-27.55%	-2.75%	3.69%
Class P Return Before Taxes	-43.35%	-1.03%	6.75%
Administrative Class Return Before Taxes	-43.55%	-1.20%	6.56%
Class D Return Before Taxes	-43.61%	-1.43%	6.33%
Dow Jones-UBS Commodity Total Return Index (reflects no deductions for fees, expenses or taxes)(2)	-35.65%	0.23%	5.30%
Lipper Commodities Funds Average (reflects no deductions for taxes)(3)	-40.46%	-3.21%	2.06%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Class P, Administrative Class and Class D shares will vary.

(2)	Dow Jones-UBS Commodity Total Return Index (formerly named the Dow Jones-AIG Commodity Total Return Index) is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

(3)	Lipper Commodities Funds Average is a total return performance average of funds that invest primarily in the equity securities of domestic and foreign companies engaged in trading commodities such as food, grains, metals, foreign currencies, futures contracts, and financial instruments, which can be interchangeable with another product of the same type.

(4)	The Fund began operations on 6/28/02. Index comparisons began on 6/30/02.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Mihir Worah. Mr. Worah is a Managing Director of PIMCO. Mr. Worah is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and he has managed the Fund since December 2007.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 28 of this prospectus.

Prospectus	6

	Institutional Class	Class P	Administrative Class	Class D
Share Class & Ticker:	PHIYX	PHLPX	PHYAX	PHYDX
Summary Prospectus	July 31, 2009

PIMCO High Yield Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.55%	0.65%	0.55%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	0.56%	0.66%	0.81%	0.91%

(1)	“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.55%, 0.65%, 0.80% and 0.90% for Institutional Class, Class P, Administrative Class and Class D, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$57	$179	$313	$701
Class P	$67	$211	$368	$822
Administrative Class	$83	$259	$450	$1,002
Class D	$93	$290	$504	$1,120

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 354% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade but rated at least Caa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of June 30, 2009 was 4.44 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign

7	PIMCO Funds

PIMCO High Yield Fund

currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by the Class P shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.pimco-funds.com DailyNAV.aspx and quarterly updates at http://www.pimco-funds.com/PerSummary.aspx.

Prospectus	8

Calendar Year Total Returns — Institutional Class*

*	The year-to date return as of June 30, 2009 is 17.56%. For the periods shown in the bar chart, the highest quarterly return was 8.83% in the fourth quarter of 2002, and the lowest quarterly return was -13.07% in the fourth quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-23.69%	-0.16%	2.72%
Institutional Class Return After Taxes on Distributions(1)	-25.88%	-2.70%	-0.23%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-15.10%	-1.37%	0.64%
Class P Return Before Taxes	-23.82%	-0.27%	2.61%
Administrative Class Return Before Taxes	-23.87%	-0.41%	2.47%
Class D Return Before Taxes	-23.98%	-0.56%	2.31%
Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index (reflects no deductions for fees, expenses or taxes)(2)	-23.31%	-0.34%	2.40%
Lipper High Current Yield Fund Average (reflects no deductions for taxes)(3)	-25.93%	-1.52%	1.21%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Class P, Administrative Class and Class D shares will vary.

(2)	Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

(3)	Lipper High Current Yield Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since May 2009.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 28 of this prospectus.

9	PIMCO Funds

	Institutional Class	Class P	Administrative Class	Class D
Share Class & Ticker:	PTLDX	PLDPX	PLDAX	PLDDX
Summary Prospectus	July 31, 2009

PIMCO Low Duration Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.46%	0.56%	0.46%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses(2)	0.49%	0.59%	0.74%	0.78%

(1)	“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.46%, 0.56%, 0.71% and 0.75% for Institutional, Class P, Administrative Class and Class D, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$50	$157	$274	$616
Class P	$60	$189	$329	$738
Administrative Class	$76	$237	$411	$918
Class D	$80	$249	$433	$966

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 223% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of “Fixed Income Instruments” of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Prospectus	10

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by the Class P shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.pimco-funds.com DailyNAV.aspx and quarterly updates at http://www.pimco-funds.com/PerfSummary.aspx.

11	PIMCO Funds

PIMCO Low Duration Fund

Calendar Year Total Returns — Institutional Class*

*	The year-to date return as of June 30, 2009 is 6.86%. For the periods shown in the bar chart, the highest quarterly return was 3.71% in the third quarter of 2007, and the lowest quarterly return was -3.79% in the third quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-1.28%	2.82%	4.32%
Institutional Class Return After Taxes on Distributions(1)	-3.15%	1.28%	2.43%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-0.72%	1.53%	2.55%
Class P Return Before Taxes	-1.38%	2.72%	4.21%
Administrative Class Return Before Taxes	-1.52%	2.57%	4.06%
Class D Return Before Taxes	-1.58%	2.50%	3.99%
Merrill Lynch 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)(2)	6.61%	4.06%	4.71%
Lipper Short Investment Grade Debt Fund Average (reflects no deductions for taxes)(3)	-5.92%	0.83%	3.16%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Class P, Administrative Class and Class D shares will vary.

(2)	Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct Sovereign debt of the U.S. Government having a maturity of at least 1 year and less than 3 years. It is not possible to invest directly in an unmanaged index.

(3)	Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since its inception on May 11, 1987.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 28 of this prospectus.

Prospectus	12

	Institutional Class	Class P	Administrative Class	Class D
Share Class & Ticker:	PRRIX	PRLPX	PARRX	PRRDX
Summary Prospectus	July 31, 2009

PIMCO Real Return Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum real return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.45%	0.55%	0.45%	0.60%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.20%	0.31%	0.24%	0.24%
Total Annual Fund Operating Expenses(2)	0.65%	0.86%	0.94%	1.09%

(1)	“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.45%, 0.55%, 0.70% and 0.85% for Institutional Class, Class P, Administrative Class and Class D, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$66	$208	$362	$810
Class P	$88	$274	$477	$1,061
Administrative Class	$96	$300	$520	$1,155
Class D	$111	$347	$601	$1,329

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 915% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index (formerly named the Lehman Brothers U.S. TIPS Index) will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the effective duration of the Barclays Capital U.S. TIPS Index which as of June 30, 2009 was 4.21 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or

13	PIMCO Funds

PIMCO Real Return Fund

equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of

Prospectus	14

Class P shares (April 30, 2008), performance information shown in the table for Class P shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by the Class P shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.pimco-funds.com DailyNAV.aspx, and quarterly updates at http://www.pimco-funds.com/PerfSummary.aspx.

Calendar Year Total Returns — Institutional Class*

*	The year-to date return as of June 30, 2009 is 10.38%. For the periods shown in the bar chart, the highest quarterly return was 7.71% in the third quarter of 2002, and the lowest quarterly return was -5.76% in the third quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-6.42%	3.25%	6.87%
Institutional Class Return After Taxes on Distributions(1)	-9.04%	0.92%	4.27%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-4.13%	1.47%	4.39%
Class P Return Before Taxes	-6.52%	3.15%	6.78%
Administrative Class Return Before Taxes	-6.65%	2.99%	6.60%
Class D Return Before Taxes	-6.83%	2.79%	6.41%
Barclays Capital U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)(2)	-2.35%	4.07%	6.79%
Lipper Treasury Inflation-Protected Securities Fund Average (reflects no deductions for taxes)(3)	-3.98%	3.27%	5.71%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Class P, Administrative Class and Class D shares will vary.

(2)	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to 10/97 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)	Lipper Treasury Inflation-Protected Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Mihir Worah. Mr. Worah is a Managing Director of PIMCO. Mr. Worah is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and he has managed the Fund since December 2007.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 28 of this prospectus.

15	PIMCO Funds

	Institutional Class	Class P	Administrative Class	Class D
Share Class & Ticker:	PTSHX	PTSPX	PSFAX	PSHDX
Summary Prospectus	July 31, 2009

PIMCO Short-Term Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.45%	0.55%	0.45%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses(2)	0.50%	0.60%	0.75%	0.80%

(1)	“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.45%, 0.55%, 0.70% and 0.75% for Institutional Class, Class P, Administrative Class and Class D, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	$61	$192	$335	$750
Administrative Class	$77	$240	$417	$930
Class D	$82	$255	$444	$990

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 582% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of “Fixed Income Instruments” of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and will normally not exceed one year. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected not to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Prospectus	16

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk.

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by the Class P shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.pimco-funds.com DailyNAV.aspx and quarterly updates at http://www.pimco-funds.com/PerfSummary.aspx.

17	PIMCO Funds

PIMCO Short-Term Fund

Calendar Year Total Returns — Institutional Class*

*	The year-to date return as of June 30, 2009 is 6.45%. For the periods shown in the bar chart, the highest quarterly return was 2.14% in the fourth quarter of 2000, and the lowest quarterly return was -1.95% in the fourth quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-1.30%	2.42%	3.56%
Institutional Class Return After Taxes on Distributions(1)	-3.02%	1.01%	1.95%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-0.64%	1.28%	2.08%
Class P Return Before Taxes	-1.39%	2.32%	3.45%
Administrative Class Return Before Taxes	-1.54%	2.16%	3.30%
Class D Return Before Taxes	-1.60%	2.11%	3.25%
Citigroup 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)(2)	1.80%	3.10%	3.30%
Lipper Ultra-Short Obligation Fund Average (reflects no deductions for taxes)(3)	-5.96%	0.86%	2.76%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Class P, Administrative Class and Class D shares will vary.

(2)	Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

(3)	Lipper Ultra-Short Obligation Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Paul A. McCulley. Mr. McCulley is a Managing Director of PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide. Mr. McCulley has managed the Fund since September 1999.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 28 of this prospectus.

Prospectus	18

	Institutional Class	Class P	Administrative Class	Class D
Share Class & Ticker:	PTTRX	PTTPX	PTRAX	PTTDX
Summary Prospectus	July 31, 2009

PIMCO Total Return Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees	0.46%	0.56%	0.46%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%
Other Expenses(1)	0.18%	0.22%	0.18%	0.18%
Total Annual Fund Operating Expenses(2)	0.64%	0.78%	0.89%	0.93%

(1)	“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.46%, 0.56%, 0.71% and 0.75% for Institutional Class, Class P, Administrative Class and Class D, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$65	$205	$357	$798
Class P	$80	$249	$433	$966
Administrative Class	$91	$284	$493	$1,096
Class D	$95	$296	$515	$1,143

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 300% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of June 30, 2009 was 4.30 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The Fund invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales.

The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

19	PIMCO Funds

PIMCO Total Return Fund

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by the Class P shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.pimco-funds.com/ DailyNAV.aspx and quarterly updates at http://www.pimco-funds.com/PerfSummary.aspx.

Calendar Year Total Returns — Institutional Class*

*	The year-to date return as of June 30, 2009 is 6.29%. For the periods shown in the bar chart, the highest quarterly return was 6.49% in the third quarter of 2001, and the lowest quarterly return was -2.18% in the second quarter of 2004.

Prospectus	20

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	4.81%	5.16%	6.23%
Institutional Class Return After Taxes on Distributions(1)	1.60%	3.29%	3.97%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	3.42%	3.45%	4.03%
Class P Return Before Taxes	4.69%	5.05%	6.13%
Administrative Class Return Before Taxes	4.55%	4.90%	5.97%
Class D Return Before Taxes	4.48%	4.83%	5.90%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)(2)	5.24%	4.65%	5.63%
Lipper Intermediate Investment Grade Debt Fund Average (reflects no deductions for taxes)(3)	-4.37%	1.76%	4.07%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Class P, Administrative Class and Class D shares will vary.

(2)	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)	Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since its inception on May 11, 1987.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 28 of this prospectus.

21	PIMCO Funds

	Institutional Class	Administrative Class
Share Class & Ticker:	PMBIX	PRADX
Summary Prospectus	July 31, 2009

PIMCO Total Return Fund II

INVESTMENT OBJECTIVE

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses(1)	0.50%	0.49%
Total Annual Fund Operating Expenses(2)	1.00%	1.24%

(1)	“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.50% and 0.75% for Institutional Class and Administrative Class, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$102	$318	$552	$1,225
Administrative Class	$126	$393	$681	$1,500

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 278% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of June 30, 2009 was 4.30 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive

Prospectus	22

to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.pimco-funds.com/DailyNAV.aspx and quarterly updates at http://www.pimco-funds.com/PerfSummary.aspx.

Calendar Year Total Returns — Institutional Class*

*	The year-to date return as of June 30, 2009 is 7.10%. For the periods shown in the bar chart, the highest quarterly return was 6.50% in the third quarter of 2001, and the lowest quarterly return was -1.90% in the second quarter of 2004.

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.12%	4.72%	5.82%
Institutional Class Return After Taxes on Distributions(1)	2.38%	2.84%	3.60%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	3.74%	2.99%	3.67%
Administrative Class Return Before Taxes	4.86%	4.46%	5.56%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)(2)	5.24%	4.65%	5.63%
Lipper Intermediate Investment Grade Debt Fund Average (reflects no deductions for taxes)(3)	-4.37%	1.76%	4.07%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)

Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for gov-

23	PIMCO Funds

PIMCO Total Return Fund II

ernment and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)	Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since its inception on May 11, 1987.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 28 of this prospectus.

Prospectus	24

	Institutional Class	Class P	Administrative Class
Share Class & Ticker:	PTSAX	PRAPX	PRFAX
Summary Prospectus	July 31, 2009

PIMCO Total Return Fund III

INVESTMENT OBJECTIVE

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class, Class P or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Class P	Administrative Class
Management Fees	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses(1)	0.32%	0.00%	0.33%
Total Annual Fund Operating Expenses(2)	0.82%	0.60%	1.08%

(1)	“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 0.50%, and 0.75% for Institutional Class and Administrative Class, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$84	$262	$455	$1,014
Class P	$61	$192	$335	$750
Administrative Class	$110	$343	$595	$1,317

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 305% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of June 30, 2009 was 4.30 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund will not invest in the securities of any issuer determined by Pacific Investment Management Company LLC (“PIMCO”) to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollardenominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally

25	PIMCO Funds

PIMCO Total Return Fund III

limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Class P and Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (March 31, 2009), performance information shown in the table for Class P shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by the Class P shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.pimco-funds.com/DailyNAV.aspx and quarterly updates at http://www.pimco-funds.com/PerfSummary.aspx.

Prospectus	26

Calendar Year Total Returns — Institutional Class*

*	The year-to date return as of June 30, 2009 is 6.14%. For the periods shown in the bar chart, the highest quarterly return was 6.72% in the third quarter of 2001, and the lowest quarterly return was -2.79% in the third quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	4.21%	4.90%	5.95%
Institutional Class Return After Taxes on Distributions(1)	0.92%	2.86%	3.63%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	2.90%	3.03%	3.70%
P Class Return Before Taxes	4.11%	4.80%	5.84%
Administrative Class Return Before Taxes	3.95%	4.64%	5.68%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)(2)	5.24%	4.65%	5.63%
Lipper Intermediate Investment Grade Debt Fund Average (reflects no deductions for taxes)(3)	-4.37%	1.76%	4.07%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class and Class D shares will vary.

(2)	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)	Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since its inception on May 11, 1987.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 28 of this prospectus.

27	PIMCO Funds

Summary of Other Important Information Regarding Fund Shares

PURCHASE AND SALE OF FUND SHARES

Institutional Class, Class P or Administrative Class shares: The minimum initial investment for Institutional Class, Class P or Administrative Class shares of a Fund is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

Class D shares: The minimum initial investment for Class D shares of a Fund is $1,000, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The minimum subsequent investment for Class D shares is $50.

You may sell (redeem) all or part of your Fund shares on any business day. Depending on the elections made on the Client Registration Application, you may sell by:

■	Sending a written request by mail to: PIMCO Funds at PIMCO Funds c/o BFDS Midwest 330 W. 9th Street, Kansas City, MO 64105
■	Calling us at 1-800-927-4648 and a Shareholder Services associate will assist you
■	Sending a fax to our Shareholder Services department at 1-816-421-2861
■	Sending an email to pimcoteam@bfdsmidwest.com

TAX INFORMATION

A Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND  OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (including PIMCO) may pay the intermediary for the sale of Class P, Administrative Class and Class D shares of the Fund and related services. (The Funds and their related companies (including PIMCO) make no distribution or servicing payments on Institutional shares.) These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund(s) over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	28

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Credit Risk	A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings . Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk	Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic

29	PIMCO Funds

conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk	The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk	The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Commodity Risk

A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The CommodityRealReturn Strategy Fund® and the Subsidiary each may concentrate its assets in a particular sector

Prospectus	30

of the commodities market (such as oil, metal or agricultural products). As a result, the CommodityRealReturn Strategy Fund® and the Subsidiary may be more susceptible to risks associated with those sectors.

Mortgage-Related and Other Asset-Backed Risk	Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk	A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Emerging Markets Risk	Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk	If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk	Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

31	PIMCO Funds

Leveraging Risk	Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. Certain Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Short Sale Risk	A Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Tax Risk	The CommodityRealReturn Strategy Fund® gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Fund may also gain exposure indirectly to commodity markets by investing in its Subsidiary, which invests primarily in commodity-linked derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.

As more fully described below under “Tax Consequences—A Note on the CommodityRealReturn Strategy Fund®,” the Internal Revenue Service (the “IRS”) issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has issued a private letter ruling to the Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling to the Fund in which the IRS specifically concluded that income derived from the Fund’s investment in its Subsidiary will also constitute qualifying income to the Fund.

Based on such rulings, the Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary. The use of commodity index-linked notes and investments in the Subsidiary involve specific risks. See “Characteristics and Risks of Securities and Investment Techniques—Derivatives—A Note on the CommodityRealReturn Strategy Fund®” below for further information regarding commodity index-linked notes, including the risks associated with these instruments. In addition, see “Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary” below for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary.

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Subsidiary Risk	By investing in the Subsidiary, the CommodityRealReturn Strategy Fund® is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund.

Management of the Funds

Investment Adviser and Administrator	PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. PIMCO also serves as the investment adviser for the CommodityRealReturn Strategy Fund®’s Subsidiary.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2009, PIMCO had approximately $841 billion in assets under management.

Management Fees	Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee.

•    Advisory Fee.  Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2009, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

	Advisory Fees
Fund Name	Institutional Class	Class P	Administrative Class	Class D
CommodityRealReturn Strategy Fund	0.49%	0.49%	0.49%	0.49%
High Yield Fund	0.25%	0.25%	0.25%	0.25%
Low Duration Fund	0.25%	0.25%	0.25%	0.25%
Real Return Fund	0.25%	0.25%	0.25%	0.25%
Short-Term Fund	0.25%	0.25%	0.25%	0.25%
Total Return Fund	0.25%	0.25%	0.25%	0.25%
Total Return II Fund	0.25%	N/A	0.25%	N/A
Total Return III Fund	0.25%	0.25%	0.25%	N/A

A discussion of the basis for the Board of Trustees’ approval of the Funds’ investment advisory contract is available in the Funds’ Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2008.

As discussed in its “Principal Investments and Strategies” section, the CommodityRealReturn Strategy Fund® may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays PIMCO a management fee and administration fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and

33	PIMCO Funds

the supervisory and administrative fee it receives from the CommodityRealReturn Strategy Fund® in an amount equal to the management fee and administration fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

•    Supervisory and Administrative Fee.  Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2009, the Funds paid PIMCO monthly supervisory and administrative fees for the Institutional Class, Class P, Administrative Class and Class D shares at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class taken separately):

	Supervisory and Administrative Fee
Fund Name	Institutional Class	Class P	Administrative Class	Class D(5)
CommodityRealReturn Strategy	0.25%	0.35%	0.25%	0.75%
Short-Term Fund	0.20%	0.30%	0.20%	0.50%
Low Duration Fund	0.21%(1)	0.31%(2)	0.21%(1)	0.50%
High Yield Fund	0.30%(3)	0.40%	0.30%(3)	0.65%
Real Return Fund	0.20%	0.30%	0.20%	0.60%(4)
Total Return Fund	0.21%(1)	0.31%(2)	0.21%(1)	0.50%
Total Return II Fund	0.25%	N/A	0.25%	N/A
Total Return III Fund	0.25%	0.35%	0.25%	N/A

(1)	Effective October 1, 2008, the Fund’s Supervisory and Administrative Fee was increased by 0.03% to 0.21% per annum.
(2)	Effective October 1, 2008, the Fund’s Supervisory and Administrative Fee was increased by 0.03% to 0.31% per annum.
(3)	Effective October 1, 2008, the Fund’s Supervisory and Administrative Fee was increased by 0.05% to 0.30% per annum.
(4)	Effective October 1, 2008, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.35% per annum.
(5)

As described below under “12b-1 Plan for Class D Shares,” the supervision and administration agreement includes a plan adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the supervisory and administrative fee as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the “Annual Fund Operating Expenses” table provided under “Fees and Expenses of the Fund” for each Fund shows the supervisory and administrative fee rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” and “Management Fees.” The table above shows the total supervisory and administrative fee rate, including the 0.25% fee adopted in conformity with Rule 12b-1.

•    12b-1 Plan for Class D Shares.  The Funds’ supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D supervisory and administrative fees paid under the supervision and administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Although the Funds intend to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), to the extent that such fees are deemed not to be “service fees”, Class D shareholders may,

Prospectus	34

depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by the relevant rules of the FINRA. Because 12b-1 fees would be paid out of a Fund’s Class D share assets on an ongoing basis, over time these fees would increase the cost of a shareholder’s investment in Class D shares and may cost more than other types of sales charges.

Individual Portfolio Managers	Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation and the portfolio managers’ ownership of shares of the Funds.

Distributor	The Trust’s Distributor is Allianz Global Investors Distributors LLC (“AGID” or “Distributor”), an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”), PIMCO’s parent company. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters	Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including the Trust and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of the Trust, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the Trust and Allianz Funds during specified periods, or as derivative actions on behalf of the Trust and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages, plus interest, and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of the Trust and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of the Trust, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of the Trust or on behalf of the Trust itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust’s motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named as a nominal defendant. Thus, at present the Trust is not a party to any “market timing” lawsuit.

PIMCO, a subsidiary of Allianz Global Investors of America L.P., and the Trust are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management currently believes that the complaint is without merit and PIMCO and the Trust intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and

35	PIMCO Funds

remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

In October 2007, the PIMCO High Yield Fund was named in an amended complaint filed in connection with an adversary proceeding brought by the Adelphia Recovery Trust relating to the bankruptcy of Adelphia Communications Corporation (“Adelphia”) in the Southern District of New York. The plaintiff alleged that investment banks and agent banks were instrumental in developing a form of financing for Adelphia and its affiliates, known as co-borrowing facilities. According to the amended complaint, the co-borrowing facilities facilitated Adelphia’s fraud and concealed its corporate looting, and the banks who structured or made the loans knew that Adelphia was misappropriating and misusing a significant portion of the proceeds. The amended complaint asserted that such bank loans were tainted and that the purchasers of bank debt, such as the PIMCO High Yield Fund, who received payments from Adelphia on account of the bank debt, received voidable payments subject to the infirmities caused by the conduct of their transferors. The amended complaint sought to recover the payments made by Adelphia or its affiliates to the defendants, including the PIMCO High Yield Fund, by reason of the co-borrowing facilities and the disgorgement of the consideration paid to the bank debt under the Adelphia plan of reorganization. No wrongdoing was alleged against the PIMCO High Yield Fund. PIMCO and other non-agent lenders filed motions to dismiss all claims pleaded against them in the amended complaint. On June 27, 2008, the District Court Judge to whom the case was assigned issued an opinion dismissing all claims against the non-agent lenders, including PIMCO. The Judge held that the plaintiff lacked standing to bring the claims since all creditors of the debtor in the Adelphia bankruptcy were paid in full. The non-agent lenders filed a motion for entry of final judgments pursuant to Federal Rule of Civil Procedure so that the plaintiff can take an immediate appeal of the order that disposes of any remaining claims against the non-agent lenders. It is the intent that the status of the claims against the non-agent lenders can be finally determined by the Second Circuit. A stipulation and agreed order to this effect have been submitted to the District Court by counsel for the plaintiff and the non-agent lenders. The District Court has entered the order. The plaintiff has filed a notice of appeal of the ruling to the Second Circuit. As a general rule, it can be expected such an appeal will take a year or more to be fully determined.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to the Funds. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Prospectus	36

Classes of Shares—

Institutional Class, Class P, Administrative Class and Class D Shares

The Trust offers investors Institutional Class, Class P, Administrative Class and Class D shares of the Funds in this prospectus.

The Funds do not charge any sales charges (loads) or other fees in connection with purchases, redemptions or exchanges of Institutional Class, Class P, Administrative Class or Class D shares of the Funds offered in this prospectus.

•    Service and Distribution (12b-1) Fees—Administrative Class Shares.  The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act.

Each Plan allows the Funds to use their Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for costs and expenses incurred in connection with providing certain administrative services to Administrative Class shareholders.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares, and Distribution Plan fees may cost an investor more than other types of sales charges.

•    Arrangements with Service Agents—Institutional Class, Class P and Administrative Class Shares.  Institutional Class, Class P and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their

37	PIMCO Funds

clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

In addition, PIMCO and/or its affiliates makes payments to selected brokers and other financial intermediaries (“service agents”) for providing administrative, sub-transfer agency, sub-accounting and other shareholder services to shareholders holding Class P shares in nominee or street name, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; collecting and posting distributions to shareholder accounts; capturing and processing tax data; processing and mailing trade confirmations, monthly statements, prospectuses, shareholder reports and other SEC-required communications; and performing similar account administrative services. The actual services provided, and the payments made for such services, vary from firm to firm. PIMCO currently estimates that it and/or its affiliates will pay up to 0.10% per annum of the value of assets in the relevant accounts for providing the services described above. Payments described above may be material to service agents relative to other compensation paid by the Funds and/or PIMCO and/or its affiliates and may be in addition to other fees, such as the revenue sharing or “shelf space” fees paid to such service agents. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not audit the service agents to determine whether such agents are providing the services for which they are receiving such payments.

•    Financial Service Firms—Class D Shares.  Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by a shareholder’s account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. A firm may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on Class D shares of the Funds.

A financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by a Fund, the Administrator or another affiliate of the Fund (at an annual rate generally not to exceed 0.35% (up to 0.25% may be paid by the Fund) of the Fund’s average daily net assets attributable to its Class D shares purchased through such firm for its clients, although payments with respect to shares in retirement plans are often higher). A firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Shareholders who hold Class D shares of a Fund through a financial service firm should contact that firm for information.

This prospectus should be read in connection with a financial service firm’s materials regarding its fees and services.

Prospectus	38

•    Payments to Financial Firms—Class D Shares  Some or all of the distribution fees and servicing fees described above for Class D shares are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which a shareholder purchases shares. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, AGID, PIMCO and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The payments described above are made at the Distributor’s expense. These payments may be made to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate, although the actual termination date is not known. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Class D shares of a Fund through a financial service Firm should consult with the shareholder’s financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses

39	PIMCO Funds

associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

•    Payments by PIMCO.  From time to time, PIMCO may pay or reimburse broker-dealers, banks, recordkeepers or other financial institutions for PIMCO’s attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO’s own assets and at no cost to the Funds. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Funds. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Funds. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Fund shares.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Funds with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

Purchases, Redemptions and Exchanges

Purchasing Shares—Institutional Class, Class P, and Administrative Class Shares	Investors may purchase Institutional Class, Class P and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Class P shares are offered through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Broker-dealers, other intermediaries, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase Class P shares. These entities may purchase Class P shares only if the plan or program for which the shares are being acquired will not require a Fund to pay any type of administrative payment per participant account to any third party.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

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Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either Institutional Class, Class P or Administrative Class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party. Shares may be offered to clients of PIMCO and its affiliates, and to the benefit plans of PIMCO and its affiliates.

•    Investment Minimums.  The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

•    Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105. A Client Registration Application may be obtained by calling 1-800-927-4648.

Except as described below, an investor may purchase Institutional Class, Class P and Administrative Class shares only by wiring federal funds to the Trust’s transfer agent, Boston Financial Data Services — Midwest (“Transfer Agent”), 330 West 9th Street, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, and amount being wired.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers, or in other circumstances as may be agreed to by PIMCO.

•    Additional Investments.  An investor may purchase additional Institutional Class, Class P and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•    Other Purchase Information.  Purchases of a Fund’s Institutional Class, Class P and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing

41	PIMCO Funds

the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•    Retirement Plans.  Institutional Class, Class P and Administrative Class shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Purchasing Shares— Class D Shares	Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms—Class D Shares” above.

Class D shares are offered through financial service firms. In connection with purchases, a financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge for such services. To purchase shares of the Funds directly from the Distributor, an investor should inquire about the other classes of shares offered by the Trust. An investor may call the Distributor at 1-800-426-0107 for information about other investment options.

Class D shares of the Funds will be held in a shareholder’s account at a financial service firm and, generally, the firm will hold a shareholder’s Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and a shareholder may obtain information about accounts only through the financial service firm. In certain circumstances, the firm may arrange to have shares held in a shareholder’s name or a shareholder’s may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, a shareholder may contact the Distributor at 1-800-426-0107 for information about the account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Investment Minimums.  The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

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A financial service firm may impose different investment minimums than the Trust. For example, if a shareholder’s firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when a shareholder invests in Class D shares of the Fund through the firm. A Class D shareholder should contact the financial service firm for information. The Funds or the Funds’ distributor may waive the minimum initial investment at their discretion.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations	A purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

A redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market

43	PIMCO Funds

timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may expose the Funds to risks associated with market timing activities. For example, since some of the Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund’s non-U.S. portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods.

First, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of a Fund’s portfolio securities. See “How Fund Shares Are Priced” below for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund.

Verification of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected

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terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.  Name;

2.  Date of birth (for individuals);

3.  Residential or business street address; and

4.  Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Redeeming Shares— Institutional Class, Administrative Class and Class P shares	• Redemptions in Writing. An investor may redeem (sell) Institutional Class, Class P and Administrative Class shares by submitting a written request to PIMCO Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed by the appropriate persons designated on the Client Registration Application (“Authorized Person”).

Additionally, an investor may request redemptions of shares by sending a facsimile to 1-816-421-2861. Furthermore, an investor that elects to utilize e-mail redemptions on the Client Registration Application (or subsequently in writing) may request redemptions of shares by sending an e-mail to pimcoteam@bfdsmidwest.com. An Authorized Person must state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by mail, by fax or by e-mail as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

•    Redemptions by Telephone.  An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648. An Authorized Person must state his or her name, the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

45	PIMCO Funds

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a Medallion signature guaranteed letter of instruction. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

•    Other Redemption Information.  Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by an Authorized Person, and accompanied by a Medallion signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Medallion Signature Guarantee.”

Redeeming Shares— Class D shares	An investor may sell (redeem) Class D shares through the investor’s financial service firm on any day the NYSE is open. An investor does not pay any fees or other charges to the Trust or the Distributor when selling shares, although the financial service firm may charge for its services in processing a redemption request. An investor should contact the firm for details. If an investor is the holder of record of Class D shares, the investor may contact the Distributor at 1-800-426-0107 for information regarding how to sell shares directly to the Trust.

A financial service firm is obligated to transmit an investor’s redemption orders to the Distributor promptly and is responsible for ensuring that a redemption request is in proper form. The financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for its services. Redemption proceeds will be forwarded to the financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by

Prospectus	46

the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Medallion Signature Guarantee.”

Redemptions in Kind	The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Medallion Signature Guarantee	When a signature guarantee is called for, a “Medallion” signature guarantee will be required. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

A Medallion signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Minimum Account Size	Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

•    Institutional Class, Class P and Administrative Class. The Trust reserves the right to redeem Institutional Class, Class P and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

•    Class D. Investors should maintain an account balance in each Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining shares and close that Fund account after giving the investor 60 days to increase the account balance. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or if the aggregate value of all the investor’s holdings in Allianz Funds, Allianz Funds Multi-Strategy Trust and PIMCO Funds accounts exceeds $50,000.

Exchange Privilege	An investor may exchange each class of shares of a Fund for shares of the same class of any other fund of the Trust that offers that class based on the respective NAVs of the shares involved. An investor may also exchange shares of a Fund for shares of the same class of a fund of Allianz Funds or Allianz Funds Multi-Strategy Trust. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

47	PIMCO Funds

An investor may exchange Institutional Class, Class P and Administrative Class shares of a Fund by following the redemption procedure described above under “Redemptions in Writing” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may exchange or obtain additional information about exchange privileges for Class D shares by contacting the investor’s financial service firm. The financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

Shares of one class of the Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge, as described in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-927-4648. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust, the Trust will begin sending you individual copies.

How Fund Shares Are Priced

The NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for

Prospectus	48

domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed above under “Abusive Trading Practices.”

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

49	PIMCO Funds

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The following table shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly
All Funds other than the CommodityRealReturn Strategy Fund®	•
CommodityRealReturn Strategy® Fund		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by an Authorized Person, indicating the account number, Fund name(s) and wiring instructions. Shareholders do not pay any sales charges on shares received through the reinvestment of Fund distributions.

With respect to the Funds whose policy it is to declare dividends daily, if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day.

Tax Consequences

•    Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

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Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

•    Taxes on Redemption or Exchanges of Shares.  Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•    Returns of Capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

•    A Note on the CommodityRealReturn Strategy Fund®.  One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued a private letter ruling to the Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling to the Fund in which the IRS specifically concluded that income derived from the Fund’s investment in its Subsidiary will also constitute qualifying income to the Fund, even if the Subsidiary itself owns commodity-linked swaps. Based on such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary.

•    A Note on the CommodityRealReturn Strategy® and Real Return Funds.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Fund’s gross income. Due to original issue discount, each affected Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause each affected Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

This “Tax Consequences” section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

51	PIMCO Funds

Characteristics and Risks of

Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Securities Selection	Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

Fixed Income Instruments	“Fixed Income Instruments,” as used generally in this prospectus, includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds may invest in derivatives based on Fixed Income Instruments.

Duration	Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point.

U.S. Government Securities	U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds	Municipal Bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). While still tax-exempt, pre-refunded Municipal Bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in

53	PIMCO Funds

pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Funds may invest, without limitation, in residual interest bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying Municipal Bond.

Mortgage-Related and Other Asset-Backed Securities	Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

Each Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans,

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which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments	Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities	Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Variable and Floating Rate Securities	Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, each Fund may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds	Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of

55	PIMCO Funds

municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure	Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities	Each Fund (except the Total Return Fund) may invest in convertible securities and equity securities. The Total Return Fund may not invest in equity securities but may invest in convertible securities that are not considered equities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

The CommodityRealReturn Strategy Fund® may invest in equity securities of issuers in commodity-related industries. When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund’s respective benchmark index, if any. Generally, the Funds may consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to

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accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities	Each Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•     Emerging Market Securities.  Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to emerging market countries. The Short-Term Fund may invest up to 5% of its total assets in such securities and instruments, and each other Fund is subject to the limitation on investment in emerging market securities and instruments noted in the Fund’s Fund Summary. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or

57	PIMCO Funds

guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies	A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

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•    Foreign Currency Transactions.  Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings	Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Derivatives

Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). Each Fund may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other

59	PIMCO Funds

derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Prospectus	60

A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange traded fund would not correlate perfectly with the index upon which the exchange traded fund is based because the fund’s return is net of fees and expenses. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•    A Note on the CommodityRealReturn Strategy Fund®.  In light of certain revenue rulings and private letter rulings issued to the CommodityRealReturn Strategy Fund® by the IRS, as discussed above under “Tax Consequences—A Note on the CommodityRealReturn Strategy Fund®,” the Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in its Subsidiary (as discussed below). The Fund may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Fund may also invest in other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

As described below under “Characteristics and Risks of Securities and Investment Techniques—Investments in the Wholly-Owned Subsidiary,” the Fund may gain exposure to commodity markets by investing in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

61	PIMCO Funds

The IRS issued a revenue ruling that limits the extent to which the Fund may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Tax Consequences—A Note on the CommodityRealReturn Strategy Fund®,” above for further information.

Investments in Wholly-Owned Subsidiary	Investments in the Subsidiary are expected to provide the CommodityRealReturn Strategy Fund® with exposure to the commodity markets within the limitations of the Subchapter M of the Code and recent IRS revenue rulings, as discussed above under “Tax Consequences—A Note on the CommodityRealReturn Strategy Fund®.”

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary will also invest in inflation-indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. To the extent that the CommodityRealReturn Strategy Fund® invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund.

Exchange-Traded Notes	Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed

Prospectus	62

to advance additional funds, it will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions	Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Investment in Other Investment Companies	Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The limitation described in the foregoing sentence shall not apply to the CommodityRealReturn Strategy Fund’s investment in its Subsidiary. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity Fixed Income Instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Short Sales	A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. Each Fund making a short sale (other than a “short sale against the box”) must segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

63	PIMCO Funds

Illiquid Securities	Each Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities	For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Temporary Defensive Strategies	For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies	The investment objective of each Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations	Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. The High Yield Fund, has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily

Prospectus	64

sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

65	PIMCO Funds

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Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, Class P, Administrative Class and Class D shares of each Fund for the last five fiscal years or, if shorter, the period, since a Fund or class commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust’s Web site at http://www.pimco.com. Note: All footnotes to the financial highlights table appear at the end of the tables.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
CommodityRealReturn Strategy Fund®
Institutional Class
03/31/2009	$18.32	$0.34	$(9.60)	$(9.26)	$(0.71)	$(2.09)
03/31/2008	14.60	0.72	4.06	4.78	(1.06)	0.00
03/31/2007	14.03	0.42	0.73	1.15	(0.58)	0.00
03/31/2006	16.29	0.66	(0.15)	0.51	(1.88)	(0.07)
03/31/2005	15.72	0.45	1.14	1.59	(0.84)	(0.18)
Class P
04/30/2008 - 03/31/2009	18.65	0.16	(9.73)	(9.57)	(0.72)	(2.09)
Administrative Class
03/31/2009	18.21	0.31	(9.54)	(9.23)	(0.68)	(2.09)
03/31/2008	14.52	0.67	4.05	4.72	(1.03)	0.00
03/31/2007	13.96	0.41	0.70	1.11	(0.55)	0.00
03/31/2006	16.25	0.41	0.05	0.46	(1.86)	(0.07)
03/31/2005	15.68	0.41	1.14	1.55	(0.80)	(0.18)
Class D
03/31/2009	18.19	0.34	(9.59)	(9.25)	(0.65)	(2.09)
03/31/2008	14.51	0.63	4.04	4.67	(0.99)	0.00
03/31/2007	13.94	0.35	0.73	1.08	(0.51)	0.00
03/31/2006	16.23	0.58	(0.16)	0.42	(1.82)	(0.07)
03/31/2005	15.66	0.38	1.14	1.52	(0.77)	(0.18)
High Yield Fund
Institutional Class
03/31/2009	$9.20	$0.66	$(2.62)	$(1.96)	$(0.59)	$0.00
03/31/2008	9.94	0.68	(0.70)	(0.02)	(0.71)	(0.01)
03/31/2007	9.77	0.69	0.18	0.87	(0.69)	(0.01)
03/31/2006	9.70	0.71	0.08	0.79	(0.72)	0.00
03/31/2005	9.69	0.67	0.02	0.69	(0.68)	0.00
Class P
04/30/2008 - 03/31/2009	9.49	0.57	(2.89)	(2.32)	(0.55)	0.00
Administrative Class
03/31/2009	9.20	0.65	(2.63)	(1.98)	(0.59)	0.00
03/31/2008	9.94	0.66	(0.71)	(0.05)	(0.68)	(0.01)
03/31/2007	9.77	0.66	0.18	0.84	(0.66)	(0.01)
03/31/2006	9.70	0.68	0.08	0.76	(0.69)	0.00
03/31/2005	9.69	0.64	0.02	0.66	(0.65)	0.00
Class D
03/31/2009	9.20	0.63	(2.62)	(1.99)	(0.58)	0.00
03/31/2008	9.94	0.65	(0.71)	(0.06)	(0.67)	(0.01)
03/31/2007	9.77	0.65	0.18	0.83	(0.65)	(0.01)
03/31/2006	9.70	0.67	0.08	0.75	(0.68)	0.00
03/31/2005	9.69	0.63	0.02	0.65	(0.64)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.21%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.83%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.79%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.78%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.75%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.54%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.93%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.49%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.08%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.04%.

67	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(2.80)	$6.26	(50.88)%	$4,443,754	1.12	%(b)	0.74	%(c)	2.83%	979%
0.00	(1.06)	18.32	34.08	7,532,238	0.75	(d)	0.74	(e)	4.59	697
0.00	(0.58)	14.60	8.46	6,740,635	0.74	(f)	0.74	(f)	2.91	603
(0.82)	(2.77)	14.03	2.29	5,622,373	0.74		0.74		4.18	292
0.00	(1.02)	16.29	10.82	3,524,112	0.74		0.74		2.94	264

0.00	(2.81)	6.27	(51.66)	17,049	1.45	* (g)	0.84	* (h)	2.30 *	979

0.00	(2.77)	6.21	(50.97)	564,524	1.40	(i)	0.99	(j)	2.55	979
0.00	(1.03)	18.21	33.76	1,172,140	1.00	(k)	0.99	(l)	4.25	697
0.00	(0.55)	14.52	8.17	816,554	0.99	(m)	0.99	(m)	2.84	603
(0.82)	(2.75)	13.96	1.99	605,339	0.99		0.99		2.69	292
0.00	(0.98)	16.25	10.63	79,418	0.99		0.99		2.65	264

$0.00	$(2.74)	$6.20	(51.12)%	$426,678	1.59	%(n)	1.24	%(o)	2.57%	979%
0.00	(0.99)	18.19	33.40	1,332,737	1.25	(p)	1.24	(q)	4.03	697
0.00	(0.51)	14.51	7.93	1,035,496	1.24	(r)	1.24	(r)	2.44	603
(0.82)	(2.71)	13.94	1.74	1,407,939	1.24		1.24		3.69	292
0.00	(0.95)	16.23	10.36	1,089,498	1.24		1.24		2.50	264

$(0.09)	$(0.68)	$6.56	(22.05)%	$4,134,522	0.53	%(s)	0.52	%(s)	8.48%	354%
0.00	(0.72)	9.20	(0.31)	4,006,599	0.51		0.50		7.12	187
0.00	(0.70)	9.94	9.19	4,237,307	0.50		0.50		7.04	75
0.00	(0.72)	9.77	8.38	3,890,064	0.50		0.50		7.25	105
0.00	(0.68)	9.70	7.30	2,977,651	0.50		0.50		6.87	62

(0.06)	(0.61)	6.56	(24.98)	30,272	0.64	* (t)	0.63	* (t)	9.05 *	354

(0.09)	(0.66)	6.56	(22.24)	615,431	0.78	(s)	0.77	(s)	8.17	354
0.00	(0.69)	9.20	(0.55)	852,327	0.76		0.75		6.88	187
0.00	(0.67)	9.94	8.93	900,832	0.75		0.75		6.81	75
0.00	(0.69)	9.77	8.11	737,876	0.75		0.75		6.98	105
0.00	(0.65)	9.70	7.03	670,763	0.75		0.75		6.61	62

$(0.07)	$(0.65)	$6.56	(22.33)%	$509,635	0.91%		0.90%		8.22%	354%
0.00	(0.68)	9.20	(0.70)	370,463	0.91		0.90		6.73	187
0.00	(0.66)	9.94	8.75	434,491	0.90		0.90		6.64	75
0.00	(0.68)	9.77	7.94	452,885	0.90		0.90		6.83	105
0.00	(0.64)	9.70	6.87	379,961	0.90		0.90		6.47	62

(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.03%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.00%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.68%.
(o)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(p)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.29%.
(q)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.28%.
(r)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.25%.
(s)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.05% to 0.30%.
(t)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.05% to 0.40%.

Prospectus	68

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Low Duration Fund
Institutional Class
03/31/2009	$10.14	$0.42	$(0.71)	$(0.29)	$(0.42)	$(0.13)
03/31/2008	9.95	0.47	0.27	0.74	(0.48)	(0.07)
03/31/2007	9.90	0.45	0.06	0.51	(0.46)	0.00
03/31/2006	10.11	0.36	(0.16)	0.20	(0.37)	(0.04)
03/31/2005	10.31	0.21	(0.12)	0.09	(0.23)	(0.06)
Class P
04/30/2008 - 03/31/2009	10.13	0.37	(0.69)	(0.32)	(0.38)	(0.13)
Administrative Class
03/31/2009	10.14	0.39	(0.70)	(0.31)	(0.40)	(0.13)
03/31/2008	9.95	0.44	0.27	0.71	(0.45)	(0.07)
03/31/2007	9.90	0.43	0.06	0.49	(0.44)	0.00
03/31/2006	10.11	0.34	(0.16)	0.18	(0.35)	(0.04)
03/31/2005	10.31	0.19	(0.13)	0.06	(0.20)	(0.06)
Class D
03/31/2009	10.14	0.39	(0.71)	(0.32)	(0.39)	(0.13)
03/31/2008	9.95	0.44	0.26	0.70	(0.44)	(0.07)
03/31/2007	9.90	0.42	0.06	0.48	(0.43)	0.00
03/31/2006	10.11	0.33	(0.16)	0.17	(0.34)	(0.04)
03/31/2005	10.31	0.18	(0.13)	0.05	(0.19)	(0.06)
Real Return Fund
Institutional Class
03/31/2009	$11.45	$0.33	$(1.05)	$(0.72)	$(0.34)	$(0.39)
03/31/2008	10.89	0.62	0.91	1.53	(0.60)	(0.37)
03/31/2007	10.82	0.40	0.13	0.53	(0.37)	(0.08)
03/31/2006	11.42	0.52	(0.42)	0.10	(0.55)	(0.15)
03/31/2005	11.79	0.40	(0.01)	0.39	(0.44)	(0.32)
Class P
04/30/2008 - 03/31/2009	11.22	0.10	(0.63)	(0.53)	(0.30)	(0.39)
Administrative Class
03/31/2009	11.45	0.27	(1.01)	(0.74)	(0.32)	(0.39)
03/31/2008	10.89	0.58	0.92	1.50	(0.57)	(0.37)
03/31/2007	10.82	0.35	0.16	0.51	(0.35)	(0.08)
03/31/2006	11.42	0.57	(0.50)	0.07	(0.52)	(0.15)
03/31/2005	11.79	0.39	(0.03)	0.36	(0.41)	(0.32)
Class D
03/31/2009	11.45	0.25	(1.01)	(0.76)	(0.30)	(0.39)
03/31/2008	10.89	0.57	0.91	1.48	(0.55)	(0.37)
03/31/2007	10.82	0.34	0.15	0.49	(0.33)	(0.08)
03/31/2006	11.42	0.49	(0.44)	0.05	(0.50)	(0.15)
03/31/2005	11.79	0.36	(0.03)	0.33	(0.38)	(0.32)
Short-Term Fund
Institutional Class
03/31/2009	$9.81	$0.38	$(0.29)	$0.09	$(0.36)	$(0.15)
03/31/2008	9.96	0.48	(0.12)	0.36	(0.48)	(0.03)
03/31/2007	9.98	0.47	0.00	0.47	(0.46)	(0.03)
03/31/2006	10.01	0.34	(0.02)	0.32	(0.35)	0.00
03/31/2005	10.07	0.18	(0.03)	0.15	(0.18)	(0.03)
Class P
04/30/2008 - 03/31/2009	9.85	0.34	(0.33)	0.01	(0.32)	(0.15)
Administrative Class
03/31/2009	9.81	0.36	(0.29)	0.07	(0.34)	(0.15)
03/31/2008	9.96	0.46	(0.12)	0.34	(0.46)	(0.03)
03/31/2007	9.98	0.45	0.00	0.45	(0.44)	(0.03)
03/31/2006	10.01	0.32	(0.03)	0.29	(0.32)	0.00
03/31/2005	10.07	0.16	(0.03)	0.13	(0.16)	(0.03)
Class D
03/31/2009	9.81	0.35	(0.28)	0.07	(0.34)	(0.15)
03/31/2008	9.96	0.45	(0.12)	0.33	(0.45)	(0.03)
03/31/2007	9.98	0.44	0.00	0.44	(0.43)	(0.03)
03/31/2006	10.01	0.31	(0.02)	0.29	(0.32)	0.00
03/31/2005	10.07	0.15	(0.03)	0.12	(0.15)	(0.03)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.35%.
(c)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.03% to 0.31%.
(d)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.03% to 0.21%.

69	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.55)	$9.30	(2.85)%	$6,921,501	0.48	%(d)	0.45	%(d)	4.30%	223%
0.00	(0.55)	10.14	7.64	8,360,184	0.43		0.43		4.68	141
0.00	(0.46)	9.95	5.30	8,053,232	0.43		0.43		4.58	73
0.00	(0.41)	9.90	2.01	8,746,237	0.43		0.43		3.59	68
0.00	(0.29)	10.11	0.90	9,297,898	0.43		0.43		2.08	278

0.00	(0.51)	9.30	(3.18)	1,798	0.58	*(c)	0.55	*(c)	4.26 *	223

0.00	(0.53)	9.30	(3.09)	476,505	0.73	(d)	0.70	(d)	4.06	223
0.00	(0.52)	10.14	7.38	375,438	0.68		0.68		4.43	141
0.00	(0.44)	9.95	5.04	281,769	0.68		0.68		4.32	73
0.00	(0.39)	9.90	1.76	329,977	0.68		0.68		3.33	68
0.00	(0.26)	10.11	0.65	418,335	0.68		0.68		1.83	278

$0.00	$(0.52)	$9.30	(3.15)%	$477,259	0.78%		0.75%		4.00%	223%
0.00	(0.51)	10.14	7.30	507,062	0.75		0.75		4.35	141
0.00	(0.43)	9.95	4.97	417,681	0.75		0.75		4.25	73
0.00	(0.38)	9.90	1.69	548,707	0.75		0.75		3.25	68
0.00	(0.25)	10.11	0.58	691,405	0.75		0.75		1.77	278

$0.00	$(0.73)	$10.00	(5.91)%	$5,101,322	0.65%		0.45%		3.13%	915%
0.00	(0.97)	11.45	14.84	8,177,173	0.45		0.45		5.62	806
(0.01)	(0.46)	10.89	5.00	5,427,623	0.45		0.45		3.67	480
0.00	(0.70)	10.82	0.81	5,920,513	0.45		0.45		4.64	388
0.00	(0.76)	11.42	3.46	4,871,247	0.45		0.45		3.53	369

0.00	(0.69)	10.00	(4.38)	2,031	0.86	*	0.55	*	1.14 *	915

0.00	(0.71)	10.00	(6.14)	738,750	0.94		0.70		2.59	915
0.00	(0.94)	11.45	14.56	764,876	0.70		0.70		5.25	806
(0.01)	(0.44)	10.89	4.74	453,363	0.70		0.70		3.21	480
0.00	(0.67)	10.82	0.55	399,084	0.70		0.70		5.00	388
0.00	(0.73)	11.42	3.20	1,040,102	0.70		0.70		3.38	369

$0.00	$(0.69)	$10.00	(6.30)%	$1,003,987	1.12	%(b)	0.88	%(b)	2.42%	915%
0.00	(0.92)	11.45	14.33	1,121,850	0.90		0.90		5.22	806
(0.01)	(0.42)	10.89	4.53	873,320	0.90		0.90		3.19	480
0.00	(0.65)	10.82	0.35	1,124,170	0.90		0.90		4.37	388
0.00	(0.70)	11.42	3.00	1,210,596	0.90		0.90		3.12	369

$0.00	$(0.51)	$9.39	1.01%	$1,954,753	0.50%		0.45%		3.98%	582%
0.00	(0.51)	9.81	3.72	1,871,326	0.46		0.45		4.87	191
0.00	(0.49)	9.96	4.81	2,009,506	0.45		0.45		4.71	187
0.00	(0.35)	9.98	3.22	2,144,713	0.45		0.45		3.41	230
0.00	(0.21)	10.01	1.51	2,494,591	0.45		0.45		1.76	356

0.00	(0.47)	9.39	0.19	11,963	0.60	*	0.55	*	3.92 *	582

0.00	(0.49)	9.39	0.76	1,669,707	0.75		0.70		3.72	582
0.00	(0.49)	9.81	3.47	1,514,603	0.71		0.70		4.64	191
0.00	(0.47)	9.96	4.55	1,245,560	0.70		0.70		4.49	187
0.00	(0.32)	9.98	2.96	983,035	0.70		0.70		3.21	230
0.00	(0.19)	10.01	1.25	715,605	0.70		0.70		1.59	356

$0.00	$(0.49)	$9.39	0.71%	$138,124	0.80%		0.75%		3.68%	582%
0.00	(0.48)	9.81	3.41	75,692	0.76		0.75		4.56	191
0.00	(0.46)	9.96	4.51	72,940	0.75		0.75		4.38	187
0.00	(0.32)	9.98	2.91	126,925	0.75		0.75		3.07	230
0.00	(0.18)	10.01	1.20	204,131	0.75		0.75		1.47	356

Prospectus	70

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Total Return Fund
Institutional Class
03/31/2009	$10.91	$0.56	$(0.28)	$0.28	$(0.57)	$(0.49)
03/31/2008	10.43	0.54	0.55	1.09	(0.54)	(0.07)
03/31/2007	10.33	0.50	0.14	0.64	(0.50)	(0.04)
03/31/2006	10.57	0.43	(0.15)	0.28	(0.42)	(0.08)
03/31/2005	10.94	0.26	(0.03)	0.23	(0.27)	(0.33)
Class P
04/30/2008 - 03/31/2009	10.91	0.51	(0.29)	0.22	(0.51)	(0.49)
Administrative Class
03/31/2009	10.91	0.53	(0.28)	0.25	(0.54)	(0.49)
03/31/2008	10.43	0.52	0.55	1.07	(0.52)	(0.07)
03/31/2007	10.33	0.47	0.14	0.61	(0.47)	(0.04)
03/31/2006	10.57	0.41	(0.16)	0.25	(0.39)	(0.08)
03/31/2005	10.94	0.23	(0.03)	0.20	(0.24)	(0.33)
Class D
03/31/2009	10.91	0.53	(0.28)	0.25	(0.54)	(0.49)
03/31/2008	10.43	0.51	0.55	1.06	(0.51)	(0.07)
03/31/2007	10.33	0.47	0.14	0.61	(0.47)	(0.04)
03/31/2006	10.57	0.40	(0.16)	0.24	(0.38)	(0.08)
03/31/2005	10.94	0.23	(0.04)	0.19	(0.23)	(0.33)
Total Return Fund II
Institutional Class
03/31/2009	$10.44	$0.51	$(0.33)	$0.18	$(0.52)	$(0.39)
03/31/2008	9.91	0.49	0.54	1.03	(0.49)	(0.01)
03/31/2007	9.82	0.48	0.10	0.58	(0.47)	(0.01)
03/31/2006	10.02	0.41	(0.19)	0.22	(0.42)	0.00
03/31/2005	10.52	0.24	(0.14)	0.10	(0.25)	(0.35)
Administrative Class
03/31/2009	10.44	0.48	(0.33)	0.15	(0.49)	(0.39)
03/31/2008	9.91	0.47	0.54	1.01	(0.47)	(0.01)
03/31/2007	9.82	0.45	0.11	0.56	(0.45)	(0.01)
03/31/2006	10.02	0.39	(0.19)	0.20	(0.40)	0.00
03/31/2005	10.52	0.22	(0.15)	0.07	(0.22)	(0.35)
Total Return Fund III
Institutional Class
03/31/2009	$9.59	$0.48	$(0.37)	$0.11	$(0.50)	$(0.44)
03/31/2008	9.24	0.46	0.42	0.88	(0.47)	(0.06)
03/31/2007	9.13	0.42	0.13	0.55	(0.43)	(0.01)
03/31/2006	9.36	0.38	(0.16)	0.22	(0.39)	(0.06)
03/31/2005	9.64	0.23	0.00	0.23	(0.23)	(0.28)
Class P
03/31/2009 - 03/31/2009	8.76	0.00	0.00	0.00	0.00	0.00
Administrative Class
03/31/2009	9.59	0.46	(0.38)	0.08	(0.47)	(0.44)
03/31/2008	9.24	0.44	0.41	0.85	(0.44)	(0.06)
03/31/2007	9.13	0.40	0.13	0.53	(0.41)	(0.01)
03/31/2006	9.36	0.36	(0.17)	0.19	(0.36)	(0.06)
03/31/2005	9.64	0.21	0.00	0.21	(0.21)	(0.28)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.03% to an annual rate of 0.21%.
(c)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.03% to an annual rate of 0.31%.

71	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(1.06)	$10.13	2.96%	$87,105,803	0.63	%(b)	0.45	%(b)	5.37%	300%
0.00	(0.61)	10.91	10.81	77,276,018	0.49		0.43		5.15	226
0.00	(0.54)	10.43	6.32	62,902,840	0.43		0.43		4.82	257
(0.02)	(0.52)	10.33	2.66	56,563,888	0.43		0.43		4.09	325
0.00	(0.60)	10.57	2.07	47,998,758	0.43		0.43		2.41	470

0.00	(1.00)	10.13	2.42	286,850	0.77	*(c)	0.55	*(c)	5.47 *	300

0.00	(1.03)	10.13	2.70	24,596,373	0.88	(b)	0.70	(b)	5.10	300
0.00	(0.59)	10.91	10.54	25,200,225	0.74		0.68		4.91	226
0.00	(0.51)	10.43	6.06	20,721,139	0.68		0.68		4.57	257
(0.02)	(0.49)	10.33	2.40	18,926,644	0.68		0.68		3.83	325
0.00	(0.57)	10.57	1.82	17,292,644	0.68		0.68		2.16	470

$0.00	$(1.03)	$10.13	2.65%	$8,557,627	0.93%		0.75%		5.09%	300%
0.00	(0.58)	10.91	10.45	5,619,632	0.81		0.75		4.82	226
0.00	(0.51)	10.43	5.98	3,909,295	0.75		0.75		4.50	257
(0.02)	(0.48)	10.33	2.32	3,337,931	0.75		0.75		3.78	325
0.00	(0.56)	10.57	1.75	2,426,460	0.75		0.75		2.10	470

$0.00	$(0.91)	$9.71	1.93%	$2,531,920	1.00%		0.50%		5.10%	278%
0.00	(0.50)	10.44	10.76	2,282,191	0.82		0.50		4.91	265
(0.01)	(0.49)	9.91	6.10	2,062,540	0.50		0.50		4.86	237
0.00	(0.42)	9.82	2.27	2,029,962	0.50		0.50		4.10	354
0.00	(0.60)	10.02	0.99	2,278,849	0.50		0.50		2.37	330

0.00	(0.88)	9.71	1.67	75,119	1.24		0.75		4.84	278
0.00	(0.48)	10.44	10.49	77,136	1.07		0.75		4.67	265
(0.01)	(0.47)	9.91	5.84	84,133	0.75		0.75		4.60	237
0.00	(0.40)	9.82	2.01	102,406	0.75		0.75		3.84	354
0.00	(0.57)	10.02	0.75	115,674	0.75		0.75		2.11	330

$0.00	$(0.94)	$8.76	1.37%	$2,184,491	0.82%		0.50%		5.24%	305%
0.00	(0.53)	9.59	9.79	2,240,289	0.75		0.50		4.95	327
0.00	(0.44)	9.24	6.17	1,998,406	0.50		0.50		4.63	225
0.00	(0.45)	9.13	2.30	1,853,808	0.50		0.50		4.09	275
0.00	(0.51)	9.36	2.46	1,513,513	0.50		0.50		2.38	368

0.00	0.00	8.76	0.00	10	0.60	*	0.60	*	(0.60)*	305

0.00	(0.91)	8.76	1.11	36,067	1.08		0.75		5.12	305
0.00	(0.50)	9.59	9.52	24,558	1.02		0.75		4.70	327
0.00	(0.42)	9.24	5.91	14,529	0.75		0.75		4.37	225
0.00	(0.42)	9.13	2.05	16,333	0.75		0.75		3.85	275
0.00	(0.49)	9.36	2.21	10,357	0.75		0.75		2.21	368

Prospectus	72

Appendix A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.	Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1	PIMCO Funds

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

Prospectus	A-2

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

A-3	PIMCO Funds

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among other, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

Prospectus	A-4

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

A-5	PIMCO Funds

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.	Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Prospectus	A-6

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

A-7	PIMCO Funds

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Prospectus	A-8

PIMCO Funds	INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds:

840 Newport Center Drive

Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimco.com for additional information about the Funds, including the SAI and the annual and semi-annual reports.

Reference the Trust’s Investment Company Act file number in your correspondence.

Investment Company Act File No. 811-05028 PI_1530000_00

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

Core		Inflation Protection
PIMCO High Yield Fund		PIMCO CommodityRealReturn Strategy Fund®
Class A	PHDAX	Class A	PCRAX
Class B	PHDBX	Class B	PCRBX
Class C	PHDCX	Class C	PCRCX
Class R	PHYRX

PIMCO Low Duration Fund		PIMCO Real Return Fund
Class A	PTLAX	Class A	PRTNX
Class B	PTLBX	Class B	PRRBX
Class C	PTLCX	Class C	PRTCX
Class R	PLDRX	Class R	PRRRX

PIMCO Short-Term Fund
Class A	PSHAX
Class B	PTSBX
Class C	PFTCX
Class R	PTSRX

PIMCO Total Return Fund
Class A	PTTAX
Class B	PTTBX
Class C	PTTCX
Class R	PTRRX

As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

	Class A	Class B	Class C
Share Class & Ticker:	PCRAX	PCRBX	PCRCX
Summary Prospectus	July 31, 2009

PIMCO CommodityRealReturn Strategy Fund®

INVESTMENT OBJECTIVE

The Fund seeks maximum real return, consistent with prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B or Class C shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by Allianz Funds, Allianz Multi-Strategy Funds, and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares—Class A, B, C and R Shares” section on page 29 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B		Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	NONE		NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	5.00%	(1)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
Management Fees	0.99%	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses(2)	0.36%	0.36%	0.36%
Acquired Fund Fees and Expenses(3)	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses(4)(5)	1.69%	2.44%	2.44%
Expense Reduction(6)	(0.09%)	(0.09%)	(0.09%)
Net Annual Fund Operating Expenses(7)	1.60%	2.35%	2.35%

(1)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares” in the Fund’s prospectus.

(2)	“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s and Acquired Funds’ use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	The PIMCO Cayman Commodity Fund I, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), has entered into a separate contract with Pacific Investment Management Company LLC (“PIMCO”) to manage the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.33%, 2.08% and 2.08% for Class A, Class B and Class C, respectively.

(5)	Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of the Fund’s prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(6)	PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary (as described in footnote 3 above). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(7)	Net Annual Fund Operating Expenses excluding interest expense is 1.24%, 1.99% and 1.99% for Class A, Class B and Class C, respectively.

Example The Example is intended to help you compare the cost of investing in Class A, Class B or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$704	$1,027	$1,373	$2,346
Class B	$738	$1,033	$1,455	$2,412
Class C	$338	$733	$1,255	$2,686

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$704	$1,027	$1,373	$2,346
Class B	$238	$733	$1,255	$2,412
Class C	$238	$733	$1,255	$2,686

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

2	PIMCO Funds

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 979% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. “Real Return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments.

The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the

Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may engage in short sales.

PRINCIPAL RISKS

Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield secu-

Prospectus	3

PIMCO CommodityRealReturn Strategy Fund®

rities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment trans-

actions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/daily_All_A.jsp and quarterly updates at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/quarterly_All_A.jsp.

4	PIMCO Funds

Calendar Year Total Returns — Class A*

*	The year-to date return as of June 30, 2009 is 14.31%. For the periods shown in the bar chart, the highest quarterly return was 16.61% in the first quarter of 2004, and the lowest quarterly return was -35.85% in the fourth quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	Fund Inception (6/28/02)(4)
Class A Return Before Taxes	-46.81%	-2.56%	5.38%
Class A Return After Taxes on Distributions(1)	-52.26%	-6.80%	0.92%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-29.88%	-4.02%	2.49%
Class B Return Before Taxes	-46.01%	-2.37%	5.53%
Class C Return Before Taxes	-44.43%	-2.16%	5.54%
Dow Jones-UBS Commodity Total Return Index(2) (reflects no deductions for fees, expenses or taxes)	-35.65%	0.23%	5.30%
Lipper Commodities Funds Average(3) (reflects no deductions for sales charges or taxes)	-40.46%	-3.21%	2.06%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)	Dow Jones-UBS Commodity Total Return Index (formerly named the Dow Jones-AIG Commodity Index Total Return) is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

(3)	Lipper Commodities Funds Average is a total return performance average of Funds that invest primarily in the equity securities of domestic and foreign companies engaged in trading commodities such as food, grains, metals, foreign currencies, futures contracts, and financial instruments, which can be interchangeable with another product of the same type.

(4)	The Fund began operations on 6/28/02. Index comparisons began on 6/30/02.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Mihir Worah. Mr. Worah is a Managing Director of PIMCO. Mr. Worah is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and he has managed the Fund since December 2007.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 22 of this prospectus.

Prospectus	5

	Class A	Class B	Class C	Class R
Share Class & Ticker:	PHDAX	PHDBX	PHDCX	PHYRX
Summary Prospectus	July 31, 2009

PIMCO High Yield Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B, Class C or Class R shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by Allianz Funds, Allianz Multi-Strategy Funds, and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares—Class A, B, C and R Shares” section on page 29 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B		Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE		NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	3.50%	(1)	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%
Other Expenses(2)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(3)	0.91%	1.66%	1.66%	1.16%

(1)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares” in the Fund’s prospectus.

(2)	“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.65%, 1.65% and 1.15% for Class A, Class B, Class C and Class R, respectively.

Example The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after five years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$464	$654	$860	$1,453
Class B	$519	$723	$952	$1,496
Class C	$269	$523	$902	$1,965
Class R	$118	$368	$638	$1,409

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$464	$654	$860	$1,453
Class B	$169	$523	$902	$1,496
Class C	$169	$523	$902	$1,965
Class R	$118	$368	$638	$1,409

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 354% of the average value of its portfolio.

6	PIMCO Funds

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s Investors Services, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality, subject to a maximum of 5% of its assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of June 30, 2009 was 4.44 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment,

Prospectus	7

PIMCO High Yield Fund

and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Class B, C and R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table for Class R shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/daily_All_A.jsp, and quarterly updates at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/quarterly_All_A.jsp.

Calendar Year Total Returns — Class A*

*	The year-to date return as of June 30, 2009 is 17.36%. For the periods shown in the bar chart, the highest quarterly return was 8.74% in the fourth quarter of 2002, and the lowest quarterly return was -13.14% in the fourth quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	10 Years
Class A Return Before Taxes	-26.83%	-1.31%	1.92%
Class A Return After Taxes on Distributions(1)	-28.84%	-3.69%	-0.86%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-17.17%	-2.26%	0.07%
Class B Return Before Taxes	-27.00%	-1.37%	1.78%
Class C Return Before Taxes	-25.25%	-1.29%	1.55%
Class R Return Before Taxes	-24.17%	-0.81%	2.06%
Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index(2) (reflects no deductions for fees, expenses or taxes)	-23.31%	-0.34%	2.40%
Lipper High Current Yield Fund Average(3) (reflects no deductions for sales charges or taxes)	-25.93%	-1.52%	1.21%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary.

(2)	Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

(3)	Lipper High Current Yield Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since May 2009.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 22 of this prospectus.

8	PIMCO Funds

	Class A	Class B	Class C	Class R
Share Class & Ticker:	PTLAX	PTLBX	PTLCX	PLDRX
Summary Prospectus	July 31, 2009

PIMCO Low Duration Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B, Class C or Class R shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by Allianz Funds, Allianz Multi-Strategy Funds, and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares—Class A, B, C and R Shares” section on page 29 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	0.75%	5.00%(1)(2)	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.75%	0.50%
Other Expenses(3)	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses(4)	0.88%	1.63%	1.38%	1.13%

(1)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares” in the Fund’s prospectus.

(2)	Class B shares are available only through exchanges of Class B shares of other Funds.

(3)	“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agree-

ments. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.85%, 1.60%, 1.35% and 1.10% for Class A, Class B, Class C and Class R, respectively.

Example The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$313	$499	$702	$1,285
Class B	$666	$814	$1,087	$1,732
Class C	$240	$437	$755	$1,657
Class R	$115	$359	$622	$1,375

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$313	$499	$702	$1,285
Class B	$166	$514	$887	$1,732
Class C	$140	$437	$755	$1,657
Class R	$115	$359	$622	$1,375

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 223% of the average value of its portfolio.

Prospectus	9

PIMCO Low Duration Fund

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risks of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

10	PIMCO Funds

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Class B, C and R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table for Class R shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/daily_All_A.jsp and quarterly updates at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/quarterly_All_A.jsp.

Calendar Year Total Returns — Class A*

*	The year-to date return as of June 30, 2009 is 6.65%. For the periods shown in the bar chart, the highest quarterly return was 3.60% in the third quarter of 2007, and the lowest quarterly return was -3.89% in the third quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	10 Years
Class A Return Before Taxes	-3.89%	1.91%	3.61%
Class A Return After Taxes on Distributions(1)	-5.58%	0.53%	1.90%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-2.43%	0.85%	2.05%
Class B Return Before Taxes	-7.07%	1.27%	3.30%
Class C Return Before Taxes	-3.10%	1.87%	3.33%
Class R Return Before Taxes	-1.92%	2.12%	3.59%
Merrill Lynch 1-3 Year U.S. Treasury Index(2) (reflects no deductions for fees, expenses or taxes)	6.61%	4.06%	4.71%
Lipper Short Investment Grade Debt Fund Average(3) (reflects no deductions for sales charges or taxes)	-5.92%	0.83%	3.16%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary.

(2)	Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct Sovereign debt of the U.S. Government having a maturity of at least 1 year and less than 3 years. It is not possible to invest directly in an unmanaged index.

(3)	Lipper Short Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since its inception in May 1987.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 22 of this prospectus.

Prospectus	11

	Class A	Class B	Class C	Class R
Share Class & Ticker:	PRTNX	PRRBX	PRTCX	PRRRX
Summary Prospectus	July 31, 2009

PIMCO Real Return Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum real return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B, Class C or Class R shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by Allianz Funds, Allianz Multi-Strategy Funds, and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares—Class A, B, C and R Shares” section on page 29 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B		Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	NONE		NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	5.00%	(1)(2)	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.75%	0.50%
Other Expenses(3)	0.25%	0.22%	0.24%	0.29%
Total Annual Fund Operating Expenses(4)	1.15%	1.87%	1.64%	1.44%

(1)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares” in the Fund’s prospectus.

(2)	Class B shares are available only through exchanges of Class B shares of other funds of the Trust or of the Allianz Funds.

(3)	“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agree-

ments. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.65%, 1.64%, and 1.15% for Class A, Class B, Class C and Class R, respectively.

Example The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$414	$654	$914	$1,656
Class B	$690	$888	$1,211	$1,914
Class C	$267	$517	$892	$1,944
Class R	$147	$456	$787	$1,724

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$414	$654	$914	$1,656
Class B	$190	$588	$1,011	$1,914
Class C	$167	$517	$892	$1,944
Class R	$147	$456	$787	$1,724

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 915% of the average value of its portfolio.

12	PIMCO Funds

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index (formerly named the Lehman Brothers U.S. TIPS Index) will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the effective duration of the Barclays Capital U.S. TIPS Index which as of June 30, 2009 was 4.21 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risks of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Prospectus	13

PIMCO Real Return Fund

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Class B, C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table for Class R shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/daily_All_A.jsp, and quarterly updates at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/quarterly_All_A.jsp.

Calendar Year Total Returns — Class A*

*	The year-to date return as of June 30, 2009 is 10.13%. For the periods shown in the bar chart, the highest quarterly return was 7.58% in the third quarter of 2002, and the lowest quarterly return was -5.87% in the third quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	10 Years
Class A Return Before Taxes	-9.64%	2.16%	6.08%
Class A Return After Taxes on Distributions(1)	-12.03%	0.01%	3.67%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-6.23%	0.65%	3.81%
Class B Return Before Taxes	-11.86%	1.71%	5.85%
Class C Return Before Taxes	-8.17%	2.28%	5.88%
Class R Return Before Taxes	-7.08%	2.53%	6.13%
Barclays Capital U.S. TIPS Index(2) (reflects no deductions for fees, expenses or taxes)	-2.35%	4.07%	6.79%
Lipper Treasury Inflation-Protected Securities Fund Average(3) (reflects no deductions for sales charges or taxes)	-3.98%	3.27%	5.71%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary.

(2)	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to 10/97 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

14	PIMCO Funds

(3)	Lipper Treasury Inflation-Protected Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Mihir Worah. Mr. Worah is a Managing Director of PIMCO. Mr. Worah is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and he has managed the Fund since December 2007.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 22 of this prospectus.

Prospectus	15

	Class A	Class B	Class C	Class R
Share Class & Ticker:	PSHAX	PTSBX	PFTCX	PTSRX
Summary Prospectus	July 31, 2009

PIMCO Short-Term Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum current income, consistent with preservation of capital and daily liquidity.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B, Class C or Class R shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by Allianz Funds, Allianz Multi-Strategy Funds, and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares—Class A, B, C and R Shares” section on page 29 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B		Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	NONE		NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	0.50%	5.00%	(1)(2)	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.55%	0.50%
Other Expenses(3)	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses(4)	0.85%	1.60%	1.15%	1.10%

(1)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares” in the Fund’s prospectus.

(2)	Class B shares are available only through exchanges of Class B shares of other funds.

(3)	“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.80%, 1.55%, 1.10% and 1.05% for Class A, Class B, Class C and Class R, respectively.

Example The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$310	$490	$686	$1,250
Class B	$663	$805	$1,071	$1,699
Class C	$217	$365	$633	$1,398
Class R	$112	$350	$606	$1,340

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$310	$490	$686	$1,250
Class B	$163	$505	$871	$1,699
Class C	$117	$365	$633	$1,398
Class R	$112	$350	$606	$1,340

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 582% of the average value of its portfolio.

16	PIMCO Funds

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and will normally not exceed one year. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected not to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risks of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

Prospectus	17

PIMCO Short-Term Fund

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Class B, C and R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table for Class R shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/daily_All_A.jsp and quarterly updates at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/quarterly_All_A.jsp.

Calender Year Total Returns — Class A*

*	The year-to date return as of June 30, 2009 is 6.27%. For the periods shown in the bar chart, the highest quarterly return was 2.04% in the fourth quarter of 2000, and the lowest quarterly return was -2.03% in the fourth quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/08)	1 Years	5 Years	10 Years
Class A Return Before Taxes	-3.86%	1.60%	2.93%
Class A Return After Taxes on Distributions(1)	-5.42%	0.33%	1.48%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-2.31%	0.66%	1.63%
Class B Return Before Taxes	-7.04%	0.95%	2.63%
Class C Return Before Taxes	-2.87%	1.76%	2.86%
Class R Return Before Taxes	-1.89%	1.80%	2.97%
Citigroup 3-Month Treasury Bill Index(2) (reflects no deductions for fees, expenses or taxes)	1.80%	3.10%	3.30%
Lipper Ultra-Short Obligation Fund Average(3) (reflects no deductions for sales charges or taxes)	-5.96%	0.86%	2.76%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary.

(2)	Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

(3)	Lipper Ultra-Short Obligation Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 and 365 days.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Paul A. McCulley. Mr. McCulley is a Managing Director of PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide. Mr. McCulley has managed the Fund since September 1999.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 22 of this prospectus.

18	PIMCO Funds

	Class A	Class B	Class C	Class R
Share Class & Ticker:	PTTAX	PTTBX	PTTCX	PTRRX
Summary Prospectus	July 31, 2009

PIMCO Total Return Fund

INVESTMENT OBJECTIVE

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Class A, Class B, Class C or Class R shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by Allianz Funds, Allianz Multi-Strategy Funds, and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares—Class A, B, C and R Shares” section on page 29 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B		Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE		NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	3.50%	(1)	1.00%	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%
Other Expenses(2)	0.18%	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses(3)	1.08%	1.83%	1.83%	1.33%

(1)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares” in the Fund’s prospectus.

(2)	“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agree-

ments. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.65%,, 1.65%, and 1.15% for Class A, Class B, Class C and Class R, respectively.

Example The Example is intended to help you compare the cost of investing in Class A, Class B, Class C or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also assumes conversion of Class B shares to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Year	5 Years	10 Years
Class A	$481	$706	$948	$1,643
Class B	$536	$776	$1,040	$1,686
Class C	$286	$576	$990	$2,148
Class R	$135	$421	$729	$1,601

If you do not redeem your shares:

	1 Year	3 Year	5 Years	10 Years
Class A	$481	$706	$948	$1,643
Class B	$186	$576	$990	$1,686
Class C	$186	$576	$990	$2,148
Class R	$135	$421	$729	$1,601

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 300% of the average value of its portfolio.

Prospectus	19

PIMCO Total Return Fund

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of June 30, 2009 was 4.30 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The Fund invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities

will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield secu-

rities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risks of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. It is possible to lose money on an investment in the Fund.

20	PIMCO Funds

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart shows performance of the Fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Class B, C and R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table for Class R shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/daily_All_A.jsp and quarterly updates at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/quarterly_All_A.jsp.

Calendar Year Total Returns — Class A*

*	The year-to date return as of June 30, 2009 is 6.06%. For the periods shown in the bar chart, the highest quarterly return was 6.37% in the third quarter of 2001, and the lowest quarterly return was -2.30% in the second quarter of 2004.

Average Annual Total Returns (for periods ended 12/31/08)	1 Year	5 Years	10 Years
Class A Return Before Taxes	0.41%	3.87%	5.34%
Class A Return After Taxes on Distributions(1)	-2.51%	1.99%	3.16%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	0.55%	2.25%	3.26%
Class B Return Before Taxes	0.22%	3.81%	5.19%
Class C Return Before Taxes	2.59%	3.89%	4.95%
Class R Return Before Taxes	4.07%	4.41%	5.48%
Barclays Capital U.S. Aggregate Index(2) (reflects no deductions for fees, expenses or taxes)	5.24%	4.65%	5.63%
Lipper Intermediate Investment Grade Debt Fund Average(3) (reflects no deductions for sales charges or taxes)	-4.37%	1.76%	4.07%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for the Class B, Class C and Class R shares will vary.

(2)	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)	Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since its inception on May 11, 1987.

OTHER IMPORTANT INFORMATION REGARDING

FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” section on page 22 of this prospectus.

Prospectus	21

Summary of Other Important Information Regarding Fund Shares

PURCHASE AND SALE OF FUND SHARES

Shares of a Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Distributor.

■

The minimum initial investment for Class A, Class B and Class C shares of a Fund is $1,000 and $50 for each minimum subsequent investment, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. You may purchase or sell (redeem) all or part of your Fund shares through a broker, dealer, or other financial intermediary, or directly from the Trust by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) as further described in each Fund’s prospectus. The Distributor reserves the right to require payment by wire or U.S. Bank check.

■

There is no minimum initial or minimum additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans which wish to invest directly by mail should send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to: Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050.

TAX INFORMATION

A Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Class A, Class B, Class C or Class R shares of the Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund(s) over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

22	PIMCO Funds

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Credit Risk	A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk	Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk	The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk	The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The CommodityRealReturn Strategy Fund® and the Subsidiary each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the CommodityRealReturn Strategy Fund® and the Subsidiary may be more susceptible to risks associated with those sectors.

Mortgage-Related and Other Asset-Backed Risk	Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization,

24	PIMCO Funds

expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Emerging Markets Risk	Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk	If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk	Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

Leveraging Risk	Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk. The CommodityRealReturn Strategy Fund®’s Subsidiary will comply with these asset segregation or “earmarking” requirements to the same extent as the Fund. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Management Risk	The Funds and the CommodityRealReturn Strategy Fund®’s Subsidiary are subject to management risk because they are actively managed investment portfolios. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds and the Subsidiary, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Short Sale Risk	A Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Tax Risk

The CommodityRealReturn Strategy Fund® gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Fund may also gain exposure indirectly to commodity

Prospectus	25

markets by investing in its Subsidiary, which invests primarily in commodity-linked derivative instruments. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.

As more fully described below under “Tax Consequences—A Note on the CommodityRealReturn Strategy Fund®,” the Internal Revenue Service (the “IRS”) issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has issued a private letter ruling to the Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling to the Fund in which the IRS specifically concluded that income derived from the Fund’s investment in its Subsidiary will also constitute qualifying income to the Fund.

Based on such rulings, the Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary. The use of commodity index-linked notes and investments in the Subsidiary involve specific risks. See “Characteristics and Risks of Securities and Investment Techniques—Derivatives—A Note on the CommodityRealReturn Strategy Fund®” below for further information regarding commodity index-linked notes, including the risks associated with these instruments. In addition, see “Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary” below for further information regarding the Subsidiary, including the risks associated with investing in the Subsidiary.

Subsidiary Risk	By investing in the Subsidiary, the CommodityRealReturn Strategy Fund® is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund.

Management of the Funds

Investment Adviser and Administrator	PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. PIMCO also serves as the investment adviser for the CommodityRealReturn Strategy Fund®’s Subsidiary.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2009, PIMCO had approximately $841 billion in assets under management.

Management Fees	Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee.

•

Advisory Fee. Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2009, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

			Advisory Fees
Fund Name	Class A	Class B	Class C	Class R
CommodityRealReturn Strategy Fund	0.49%	0.49%	0.49%	N/A
High Yield Fund	0.25%	0.25%	0.25%	0.25%
Low Duration Fund	0.25%	0.25%	0.25%	0.25%
Real Return Fund	0.25%	0.25%	0.25%	0.25%
Short-Term Fund	0.25%	0.25%	0.25%	0.25%
Total Return Fund	0.25%	0.25%	0.25%	0.25%

26	PIMCO Funds

A discussion of the basis for the Board of Trustees’ approval of the Funds’ investment advisory contract is available in the Funds’ Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2008.

As discussed in its “Principal Investments and Strategies” section, the CommodityRealReturn Strategy Fund® may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays PIMCO a management fee and administration fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the CommodityRealReturn Strategy Fund® in an amount equal to the management fee and administration fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

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Supervisory and Administrative Fee. Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Class A, Class B, Class C and Class R shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for Class A, Class B, Class C and Class R shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Class A, Class B, Class C and Class R shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2009, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class’ shares taken separately):

	Supervisory and Administrative Fee
Fund Name	Class A	Class B	Class C	Class R
CommodityRealReturn Strategy Fund	0.50%	0.50%	0.50%	N/A
Short-Term Fund	0.30%	0.30%	0.30%	0.30%
Low Duration Fund	0.35%	0.35%	0.35%	0.35%
High Yield Fund	0.40%	0.40%	0.40%	0.40%
Real Return Fund	0.40%	0.40%	0.40%	0.40%
Total Return Fund	0.40%	0.40%	0.40%	0.40%

Individual Portfolio Managers	Information about each Fund’s individual portfolio manager is provided in each Fund’s Fund summary. Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation and the portfolio managers’ ownership of shares of the Funds.

Distributor	The Trust’s Distributor is Allianz Global Investors Distributors LLC (“AGID” or “Distributor”), an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”), PIMCO’s parent company. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including the Trust and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of the Trust, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the Trust and Allianz Funds during specified periods, or as derivative actions on behalf of the Trust and Allianz

Prospectus	27

Funds. These lawsuits seek, among other things, unspecified compensatory damages, plus interest, and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of the Trust and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of the Trust, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of the Trust or on behalf of the Trust itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named as a nominal defendant. Thus, at present the Trust is not a party to any “market timing” lawsuit.

PIMCO, a subsidiary of Allianz Global Investors of America L.P., and the Trust are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management currently believes that the complaint is without merit and PIMCO and the Trust intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

In October 2007, the PIMCO High Yield Fund was named in an amended complaint filed in connection with an adversary proceeding brought by the Adelphia Recovery Trust relating to the bankruptcy of Adelphia Communications Corporation (“Adelphia”) in the Southern District of New York. The plaintiff alleged that investment banks and agent banks were instrumental in developing a form of financing for Adelphia and its affiliates, known as co-borrowing facilities. According to the amended complaint, the co-borrowing facilities facilitated Adelphia’s fraud and concealed its corporate looting, and the banks who structured or made the loans knew that Adelphia was misappropriating and misusing a significant portion of the proceeds. The amended complaint asserted that such bank loans were tainted and that the purchasers of bank debt, such as the PIMCO High Yield Fund, who received payments from Adelphia on account of the bank debt, received voidable payments subject to the infirmities caused by the conduct of their transferors. The amended complaint sought to recover the payments made by Adelphia or its affiliates to the defendants, including the PIMCO High Yield Fund, by reason of the co-borrowing facilities and the disgorgement of the consideration paid to the bank debt under the Adelphia plan of reorganization. No wrongdoing was alleged against the PIMCO High Yield Fund. PIMCO and other non-agent lenders filed motions to dismiss all claims pleaded against them in the amended complaint. On June 27, 2008, the District Court Judge to whom the case was assigned issued an opinion dismissing all claims against the non-agent lenders, including PIMCO. The Judge held that the plaintiff lacked standing to bring the claims since all creditors of the debtor in the Adelphia bankruptcy were paid in full. The non-agent lenders filed a motion for entry of final judgments pursuant to Federal Rule of Civil Procedure so that the plaintiff can take an immediate appeal of the order that disposes of any remaining claims against the non-agent lenders. It is the intent that the status of the claims against the non-agent lenders can be finally

28	PIMCO Funds

determined by the Second Circuit. A stipulation and agreed order to this effect have been submitted to the District Court by counsel for the plaintiff and the non-agent lenders. The District Court has entered the order. The plaintiff has filed a notice of appeal of the ruling to the Second Circuit. As a general rule, it can be expected such an appeal will take a year or more to be fully determined.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to the Funds. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Classes of Shares—Class A, B, C and R Shares

The Trust offers investors Class A, Class B, Class C and Class R shares in this prospectus. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information and can be obtained free of charge from the Distributor.

Class A Shares	•

You pay an initial sales charge when you buy Class A shares of any Fund. The maximum initial sales charge is 2.25% for the Low Duration and Short-Term Funds, 3.00% for the Real Return Fund, 3.75% for the High Yield and Total Return Funds, and 5.50% for the CommodityRealReturn Strategy Fund®. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•

You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Statement of Additional Information for details.

•	Class A shares are subject to lower 12b-1 fees than Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class C shareholders.

•

You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Statement of Additional Information for details.

Class B Shares	•

You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially. Class B shares of the Low Duration, Real Return and Short-Term Funds may only be (i) acquired through the exchange of Class B shares of other funds of the Trust or of the Allianz Funds; or (ii) purchased by persons who currently hold Class B shares of the Low Duration, Real Return or Short-Term Funds. If you redeem all Class B shares of the Low Duration, Real Return or Short-Term Funds in your account, you cannot purchase new Class B shares thereafter (although you may still acquire Class B shares of these Funds through exchange). The Funds may waive this restriction for certain specified benefit plans that are invested in Class B shares of the Low Duration, Real Return or Short-Term Funds.

•

You normally pay a CDSC of up to 5% if you redeem Class B shares of the CommodityRealReturn Strategy, Low Duration, Real Return and Short-Term Funds during the first six years after your initial purchase. You normally pay a CDSC of up to 3.5% if you redeem Class B shares of all other Funds during the first five years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem Class B shares of the CommodityRealReturn Strategy, Low Duration, Real Return and Short-Term Funds during the seventh year and thereafter. You pay no CSDC if you redeem Class B shares

Prospectus	29

of all other Funds during the sixth year or thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

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Class B shares of the Low Duration and Short-Term Funds are subject to higher 12b-1 fees than Class A shares for the first eight years they are held (seven years for Class B shares purchased prior to January 1, 2002). Class B shares of all other Funds are subject to higher 12b-1 fees than Class A shares for the first five years they are held (eight years for Class B shares purchased from January 1, 2002 through September 30, 2004). During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

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Class B shares of the CommodityRealReturn Strategy, Low Duration, Real Return and Short-Term Funds automatically convert into Class A shares after they have been held for eight years. Class B shares of all other Funds convert to Class A shares after they have been held for five years (eight years for Class B shares purchased from January 1, 2002 through September 30, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Class C Shares	•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•

You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase (eighteen months in the case of the CommodityRealReturn Strategy Fund®). The Class C CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class C shares do not convert into any other class of shares.

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges —Class A Shares	This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.

Low Duration and

Short-Term Funds
—Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	2.30%	2.25%
$100,000–$249,999	1.27%	1.25%
$250,000 +	0.00%*	0.00%*

*	As shown, investors that purchase $250,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, certain purchasers of $250,000 or more of Class A shares may be subject to a contingent deferred sales charge of 0.75% (in the case of the Low Duration Fund) and 0.50% (in the case of the Short-Term Fund) if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

30	PIMCO Funds

Real Return Fund
—Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	3.09%	3.00%
$100,000–$249,999	2.04%	2.00%
$250,000–$499,999	1.52%	1.50%
$500,000–$999,999	1.27%	1.25%
$1,000,000 +	0.00%**	0.00%**

High Yield and Total
Return Funds—
Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	3.90%	3.75%
$100,000–$249,999	3.36%	3.25%
$250,000–$499,999	2.30%	2.25%
$500,000–$999,999	1.78%	1.75%
$1,000,000 +	0.00%**	0.00%**

CommodityReal
Return Strategy
Fund®—Class A
Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%**	0.00%**

**	As shown, investors that purchase $1,000,000 or more of any Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust, Allianz Funds or Allianz Multi-Strategy Funds that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A shares (the “Right of Accumulation” or “Cumulative Quality Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member); or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

Prospectus	31

(iii) an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Statement of Additional Information.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.   In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Fund; employees of PIMCO and the Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

32	PIMCO Funds

The Trust makes available free of charge and in a clear and prominent format, on the Distributor’s Web site at www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares	Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

Purchased On or

After October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	3.50%
Second	2.75%
Third	2.00%
Fourth	1.25%
Fifth	0.50%
Sixth and thereafter	0%*

*	After the fifth year, Class B shares convert into Class A shares.

Class B Shares

Purchased Prior to

October 1, 2004*

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	0%**

*	This schedule applies to all Class B shares of the CommodityRealReturn Strategy, Low Duration, Real Return and Short-Term Funds, regardless of the date of purchase.
**	After the eighth year, Class B shares convert into Class A shares.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

CDSCs on Class A Shares	Unless a waiver applies, investors who purchase $1,000,000 ($250,000 in the case of the Low Duration and Short-Term Funds) or more of Class A shares (and, thus, pay no initial sales charge) of a Fund will be subject to a 1% CDSC (0.50% and 0.75% in the case of the Short-Term and Low Duration Funds, respectively) if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs will be Calculated—Shares Purchased After December 31, 2001	A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

Prospectus	33

•	CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

•	In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 3.5%, the Class B CDSC would be $70.

Reductions and Waivers of Initial Sales Charges and CDSCs	The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details. The Statement of Additional Information is available free of charge from the Distributor.

Class R Shares—Specified Benefit Plans	Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or PIMCO to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through the PIMCO College Access 529 Plan accounts.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary (“financial service firm”) authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “Buying Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, PIMCO or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Distributor may pay a financial service firm or specified benefit plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following:

34	PIMCO Funds

processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

Distribution and Servicing (12b-1) Plans	The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

There is a separate 12b-1 Plan for each class of shares offered in this prospectus. Class A shares pay only servicing fees. Class B, Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
All Funds	0.25%	0.00%

Class B
All Funds	0.25%	0.75%

Class C
Short-Term Fund	0.25%	0.30%
Low Duration Fund	0.25%	0.50%
All other Funds	0.25%	0.75%

Class R
All Funds	0.25%	0.25%

Because distribution fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class B, Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class B, Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for five years (eight years for Class B shares of the CommodityRealReturn Strategy, Low Duration, Real Return and Short-Term Funds and for B shares of all other Funds purchased from January 1, 2002 through September 30, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms	Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission, depending upon the Fund involved, of up to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

Prospectus	35

In addition, AGID, PIMCO and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The payments described above are made at the Distributor’s expense. These payments may be made to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate, although the actual termination date is not known. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Funds with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

36	PIMCO Funds

How Fund Shares Are Priced

The NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAVs are calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect

Prospectus	37

the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed below under “Abusive Trading Practices.”

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the Statement of Additional Information, which can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Statement of Additional Information provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate the initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments	When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC. NAVs are determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the NYSE Close and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day’s NAV). Please see the Statement of Additional Information for details.

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If your purchase or redemption order is received by the Distributor on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (according to the succeeding day’s NAV).

Buying Shares—Classes A, B and C	You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•

Directly from the Distributor.  To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

38	PIMCO Funds

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

Buying Shares—Class R Shares	Class R shares of each Fund are continuously offered to specified benefit plans. See “Class R shares—Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

Specified benefit plans which wish to invest directly by mail should send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate the relevant account number. Investors should call the Distributor at 1-800-426-0107 if they have any questions regarding purchases by mail.

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

Investment Minimums	The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

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There is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may expose the Funds to risks associated with market timing activities. For example, since some of the Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund’s non-U.S. portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of a Fund’s portfolio securities. See “How Fund Shares Are Priced” above for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund.

Minimum Account Size	Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds accounts exceeds $50,000.

40	PIMCO Funds

Exchanging Shares	You may exchange your Class A, Class B, Class C or Class R shares of any Fund for the same Class of shares of any other fund of the Trust or a fund of Allianz Funds or Allianz Multi-Strategy Funds that offers the same Class of shares, subject to any restriction on exchanges set forth in the applicable fund’s prospectus. In addition, you may exchange your Class A, Class B or Class C shares of any Fund for any interval funds that are, or may be, established and managed by Allianz Global Investors Fund Management LLC (“AGIFM”), an affiliate of PIMCO, and its affiliates. See “Exchanges for Interval Funds” below.

Exchanges of Class A, B and C shares are subject to the $1,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds and Allianz Funds Auto-Exchange plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this prospectus and “Taxation” in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Distributor at 1-800-426-0107.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B, C and R shares.

Exchanges for Interval Funds.  As noted above, you may exchange your Class A, Class B and Class C shares of any Fund for shares of interval funds that may be established and managed by AGIFM and its affiliates in the future. Like other exchanges, your shares of a Fund will be exchanged for shares of an interval fund on the basis of their respective NAVs, next calculated after your exchange order is received by the Distributor. Unlike the Funds and other open-end investment companies, interval funds do not allow for daily redemptions, and instead make quarterly offers to repurchase from 5% to 25% of their shares at net asset value. Further, unlike many closed-end investment companies, shares of interval funds are not publicly traded and there is generally no secondary market for their shares. Therefore, shares of interval funds have limited liquidity and you may not be able to sell or exchange such shares when and/or in the amount that you desire.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

Selling Shares—Class A, B and C	You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

•

Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

Prospectus	41

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Selling Shares—Class R Shares	Class R shares may be redeemed through the investor’s plan administrator on any day the NYSE is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although specified benefit plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Other Redemption Information	Redemptions of all Classes of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

42	PIMCO Funds

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

Timing of Redemption Payments	Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Redemptions In Kind	The Trust will redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares	If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee	When a signature guarantee is called for, a “Medallion” signature guarantee will be required. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Prospectus	43

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within thirty days after receipt of your request by the Trust, the Trust will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the distribution fees applicable to certain classes of shares. The following table shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly
All Funds (other than the Commodity RealReturn Strategy Fund®)	•
Commodity RealReturn Strategy Fund®		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•

Invest all distributions in shares of the same class of any other fund of the Trust, Allianz Funds, or Allianz Multi-Strategy Funds which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

44	PIMCO Funds

Tax Consequences

•

Taxes on Fund distributions.  If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•

Taxes when you sell (redeem) or exchange your shares.  Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•

Returns of capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

•

A Note on the CommodityRealReturn Strategy Fund®.  One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued a private letter ruling to the Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling to the Fund in which the IRS specifically concluded that income derived from the Fund’s investment in its Subsidiary will also constitute qualifying income to the Fund, even if the Subsidiary itself owns commodity-linked swaps. Based on such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary.

•

A Note on the CommodityRealReturn Strategy and Real Return Funds.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Fund’s gross income. Due to original issue discount, each affected Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause each affected Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

This “Tax Consequences” section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

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Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Securities Selection	Certain Funds seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

Fixed Income Instruments	“Fixed Income Instruments,” as used generally in this prospectus, includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

•	structured notes, including hybrid or “indexed” securities and event-linked bonds;

•	loan participations and assignments;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

•	obligations of international agencies or supranational entities.

46	PIMCO Funds

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds may invest in derivatives based on Fixed Income Instruments.

Duration	Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point.

U.S. Government Securities	U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds	Municipal Bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

    Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). While still tax-exempt, pre-refunded Municipal Bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Funds may invest, without limitation, in residual interest bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying Municipal Bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for

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financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying Municipal Bond.

Mortgage-Related and Other Asset-Backed Securities	Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

Each Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments	Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities

Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions

48	PIMCO Funds

than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Variable and Floating Rate Securities	Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, each Fund may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds	Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure	Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities	Each Fund (except the Total Return Fund) may invest in convertible securities and equity securities. The Total Return Fund may not invest in equity securities but may invest in convertible securities that are not considered equities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition,

Prospectus	49

a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

The CommodityRealReturn Strategy Fund® may invest in equity securities of issuers in commodity-related industries. When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund’s respective benchmark index, if any. Generally, the Funds may consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities	Each Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

    Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling

50	PIMCO Funds

of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities.  Each Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to emerging market countries. The Short-Term Fund may invest up to 5% of its total assets in such securities and instruments, and each other Fund is subject to the limitation on investment in emerging market securities and instruments noted in the Fund’s Fund Summary. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies	A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

Prospectus	51

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Foreign Currency Transactions.  Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings	Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Derivatives	Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). Each Fund may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

    A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

52	PIMCO Funds

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange traded fund would not correlate perfectly with the index upon which the exchange traded fund is based because the fund’s return is net of fees and expenses. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

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A Note on the CommodityRealReturn Strategy Fund®.  In light of certain revenue rulings and private letter rulings issued to the CommodityRealReturn Strategy Fund® by the IRS, as discussed above under “Tax Consequences—A Note on the CommodityRealReturn Strategy Fund®,” the Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in its Subsidiary (as discussed below). The Fund may also invest in commodity-linked notes with principal and/or coupon payments linked to the

Prospectus	53

value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Fund may also invest in other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

As described below under “Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary,” the Fund may gain exposure to commodity markets by investing in the Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The IRS issued a revenue ruling that limits the extent to which the Fund may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Tax Consequences—A Note on the CommodityRealReturn Strategy Fund®,” above for further information.

Investments in Wholly-Owned Subsidiary	Investments in the Subsidiary are expected to provide the CommodityRealReturn Strategy Fund® with exposure to the commodity markets within the limitations of the Subchapter M of the Code and recent IRS revenue rulings, as discussed above under “Tax Consequences—A Note on the CommodityRealReturn Strategy Fund®.”

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary will also invest in inflation-indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. To the extent that the CommodityRealReturn Strategy Fund® invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund.

Exchange-Traded Notes	Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

54	PIMCO Funds

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities	Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions	Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Investment in Other Investment Companies	Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The limitation described in the foregoing sentence shall not apply to the CommodityRealReturn Strategy Fund’s investment in its Subsidiary. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity Fixed Income Instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay investment advisory or supervisory and administrative fees to PIMCO.

    Subject to the restrictions and limitations of the 1940 Act, each Fund may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. Each Fund making a short sale (other than a “short sale against the box”) must segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations

Prospectus	55

thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities	Each Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities	For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Temporary Defensive Strategies	For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies	The investment objective of each Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations	Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. The High Yield Fund has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities	Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the

56	PIMCO Funds

extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Prospectus	57

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or class commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is available free of charge upon request from the Distributor. The annual report is also available for download free of charge at http://www.allianzinvestors.com.

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
CommodityRealReturn Strategy Fund®
Class A
03/31/2009	$18.17	$0.32	$(9.56)	$(9.24)	$(0.65)	$(2.09)
03/31/2008	14.50	0.63	4.03	4.66	(0.99)	0.00
03/31/2007	13.93	0.36	0.72	1.08	(0.51)	0.00
03/31/2006	16.22	0.59	(0.17)	0.42	(1.82)	(0.07)
03/31/2005	15.65	0.38	1.14	1.52	(0.77)	(0.18)
Class B
03/31/2009	18.01	0.22	(9.48)	(9.26)	(0.55)	(2.09)
03/31/2008	14.37	0.51	4.00	4.51	(0.87)	0.00
03/31/2007	13.81	0.24	0.72	0.96	(0.40)	0.00
03/31/2006	16.14	0.47	(0.18)	0.29	(1.73)	(0.07)
03/31/2005	15.59	0.27	1.12	1.39	(0.66)	(0.18)
Class C
03/31/2009	17.98	0.22	(9.45)	(9.23)	(0.56)	(2.09)
03/31/2008	14.35	0.51	3.99	4.50	(0.87)	0.00
03/31/2007	13.79	0.24	0.72	0.96	(0.40)	0.00
03/31/2006	16.12	0.46	(0.17)	0.29	(1.72)	(0.07)
03/31/2005	15.57	0.27	1.12	1.39	(0.66)	(0.18)
High Yield Fund
Class A
03/31/2009	$9.20	$0.63	$(2.62)	$(1.99)	$(0.58)	$0.00
03/31/2008	9.94	0.65	(0.71)	(0.06)	(0.67)	(0.01)
03/31/2007	9.77	0.65	0.18	0.83	(0.65)	(0.01)
03/31/2006	9.70	0.67	0.08	0.75	(0.68)	0.00
03/31/2005	9.69	0.63	0.02	0.65	(0.64)	0.00
Class B
03/31/2009	9.20	0.58	(2.63)	(2.05)	(0.52)	0.00
03/31/2008	9.94	0.58	(0.71)	(0.13)	(0.60)	(0.01)
03/31/2007	9.77	0.58	0.17	0.75	(0.57)	(0.01)
03/31/2006	9.70	0.59	0.08	0.67	(0.60)	0.00
03/31/2005	9.69	0.56	0.01	0.57	(0.56)	0.00
Class C
03/31/2009	9.20	0.58	(2.63)	(2.05)	(0.52)	0.00
03/31/2008	9.94	0.58	(0.71)	(0.13)	(0.60)	(0.01)
03/31/2007	9.77	0.57	0.18	0.75	(0.57)	(0.01)
03/31/2006	9.70	0.59	0.08	0.67	(0.60)	0.00
03/31/2005	9.69	0.56	0.01	0.57	(0.56)	0.00
Class R
03/31/2009	9.20	0.62	(2.63)	(2.01)	(0.56)	0.00
03/31/2008	9.94	0.62	(0.70)	(0.08)	(0.65)	(0.01)
03/31/2007	9.77	0.62	0.18	0.80	(0.62)	(0.01)
03/31/2006	9.70	0.65	0.07	0.72	(0.65)	0.00
03/31/2005	9.69	0.60	0.02	0.62	(0.61)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.69%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.49%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.29%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.28%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.25%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.08%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.04%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.03%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.00%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.44%.

58	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(2.74)	$6.19	(51.10)%	$1,011,097	1.60	%(b)	1.24	%(c)	2.49%	979%
0.00	(0.99)	18.17	33.35	2,493,012	1.25	(d)	1.24	(e)	4.04	697
0.00	(0.51)	14.50	7.95	1,987,771	1.24	(f)	1.24	(f)	2.49	603
(0.82)	(2.71)	13.93	1.74	2,430,814	1.24		1.24		3.73	292
0.00	(0.95)	16.22	10.37	1,864,428	1.24		1.24		2.47	264

0.00	(2.64)	6.11	(51.50)	84,196	2.35	(k)	1.99	(g)	1.75	979
0.00	(0.87)	18.01	32.48	245,252	2.00	(h)	1.99	(i)	3.32	697
0.00	(0.40)	14.37	7.11	228,623	1.99	(j)	1.99	(j)	1.70	603
(0.82)	(2.62)	13.81	0.93	302,114	1.99		1.99		3.02	292
0.00	(0.84)	16.14	9.53	287,035	1.99		1.99		1.75	264

0.00	(2.65)	6.10	(51.47)	429,408	2.35	(k)	1.99	(g)	1.73	979
0.00	(0.87)	17.98	32.45	1,143,836	2.00	(h)	1.99	(c)	3.33	697
0.00	(0.40)	14.35	7.11	1,053,975	1.99	(j)	1.99	(j)	1.69	603
(0.83)	(2.62)	13.79	0.94	1,452,885	1.99		1.99		2.97	292
0.00	(0.84)	16.12	9.53	1,253,299	1.99		1.99		1.77	264

$(0.07)	$(0.65)	$6.56	(22.34)%	$622,918	0.91%		0.90%		8.05%	354%
0.00	(0.68)	9.20	(0.71)	746,475	0.91		0.90		6.73	187
0.00	(0.66)	9.94	8.76	811,521	0.90		0.90		6.65	75
0.00	(0.68)	9.77	7.95	983,662	0.90		0.90		6.83	105
0.00	(0.64)	9.70	6.87	996,147	0.90		0.90		6.49	62

(0.07)	(0.59)	6.56	(22.92)	136,774	1.66		1.65		7.17	354
0.00	(0.61)	9.20	(1.44)	277,780	1.66		1.65		5.99	187
0.00	(0.58)	9.94	7.96	413,598	1.65		1.65		5.90	75
0.00	(0.60)	9.77	7.14	504,772	1.65		1.65		6.05	105
0.00	(0.56)	9.70	6.08	646,112	1.65		1.65		5.73	62

(0.07)	(0.59)	6.56	(22.92)	320,788	1.66		1.65		7.25	354
0.00	(0.61)	9.20	(1.44)	490,422	1.66		1.65		5.99	187
0.00	(0.58)	9.94	7.95	651,392	1.65		1.65		5.90	75
0.00	(0.60)	9.77	7.14	734,019	1.65		1.65		6.05	105
0.00	(0.56)	9.70	6.08	909,031	1.65		1.65		5.74	62

(0.07)	(0.63)	6.56	(22.53)	14,963	1.16		1.15		7.85	354
0.00	(0.66)	9.20	(0.96)	15,556	1.16		1.15		6.45	187
0.00	(0.63)	9.94	8.49	16,405	1.15		1.15		6.40	75
0.00	(0.65)	9.77	7.67	13,138	1.15		1.15		6.62	105
0.00	(0.61)	9.70	6.60	6,910	1.15		1.15		6.15	62

Prospectus	59

Financial Highlights (continued)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Low Duration Fund
Class A
03/31/2009	$10.14	$0.38	$(0.71)	$(0.33)	$(0.38)	$(0.13)
03/31/2008	9.95	0.43	0.26	0.69	(0.43)	(0.07)
03/31/2007	9.90	0.41	0.06	0.47	(0.42)	0.00
03/31/2006	10.11	0.31	(0.15)	0.16	(0.33)	(0.04)
03/31/2005	10.31	0.16	(0.12)	0.04	(0.18)	(0.06)
Class B
03/31/2009	10.14	0.31	(0.71)	(0.40)	(0.31)	(0.13)
03/31/2008	9.95	0.35	0.27	0.62	(0.36)	(0.07)
03/31/2007	9.90	0.34	0.06	0.40	(0.35)	0.00
03/31/2006	10.11	0.24	(0.16)	0.08	(0.25)	(0.04)
03/31/2005	10.31	0.09	(0.13)	(0.04)	(0.10)	(0.06)
Class C
03/31/2009	10.14	0.33	(0.71)	(0.38)	(0.33)	(0.13)
03/31/2008	9.95	0.38	0.26	0.64	(0.38)	(0.07)
03/31/2007	9.90	0.36	0.06	0.42	(0.37)	0.00
03/31/2006	10.11	0.26	(0.15)	0.11	(0.28)	(0.04)
03/31/2005	10.31	0.11	(0.12)	(0.01)	(0.13)	(0.06)
Class R
03/31/2009	10.14	0.35	(0.70)	(0.35)	(0.36)	(0.13)
03/31/2008	9.95	0.41	0.26	0.67	(0.41)	(0.07)
03/31/2007	9.90	0.39	0.06	0.45	(0.40)	0.00
03/31/2006	10.11	0.30	(0.17)	0.13	(0.30)	(0.04)
03/31/2005	10.31	0.15	(0.14)	0.01	(0.15)	(0.06)
Real Return Fund
Class A
03/31/2009	$11.45	$0.23	$(0.99)	$(0.76)	$(0.30)	$(0.39)
03/31/2008	10.89	0.58	0.90	1.48	(0.55)	(0.37)
03/31/2007	10.82	0.34	0.15	0.49	(0.33)	(0.08)
03/31/2006	11.42	0.49	(0.44)	0.05	(0.50)	(0.15)
03/31/2005	11.79	0.36	(0.03)	0.33	(0.38)	(0.32)
Class B
03/31/2009	11.45	0.19	(1.03)	(0.84)	(0.22)	(0.39)
03/31/2008	10.89	0.51	0.88	1.39	(0.46)	(0.37)
03/31/2007	10.82	0.27	0.14	0.41	(0.25)	(0.08)
03/31/2006	11.42	0.41	(0.44)	(0.03)	(0.42)	(0.15)
03/31/2005	11.79	0.29	(0.04)	0.25	(0.30)	(0.32)
Class C
03/31/2009	11.45	0.19	(1.00)	(0.81)	(0.25)	(0.39)
03/31/2008	10.89	0.53	0.89	1.42	(0.49)	(0.37)
03/31/2007	10.82	0.30	0.13	0.43	(0.27)	(0.08)
03/31/2006	11.42	0.44	(0.45)	(0.01)	(0.44)	(0.15)
03/31/2005	11.79	0.31	(0.03)	0.28	(0.33)	(0.32)
Class R
03/31/2009	11.45	0.17	(0.96)	(0.79)	(0.27)	(0.39)
03/31/2008	10.89	0.53	0.92	1.45	(0.52)	(0.37)
03/31/2007	10.82	0.30	0.16	0.46	(0.30)	(0.08)
03/31/2006	11.42	0.43	(0.41)	0.02	(0.47)	(0.15)
03/31/2005	11.79	0.25	0.06	0.31	(0.36)	(0.32)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.35%.

60	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.51)	$9.30	(3.24)%	$1,632,854	0.88%		0.85%		3.90%	223%
0.00	(0.50)	10.14	7.19	1,614,909	0.85		0.85		4.24	141
0.00	(0.42)	9.95	4.86	1,164,861	0.85		0.85		4.16	73
0.00	(0.37)	9.90	1.56	1,493,640	0.88	(b)	0.88	(b)	3.13	68
0.00	(0.24)	10.11	0.43	1,904,647	0.90		0.90		1.61	278

0.00	(0.44)	9.30	(3.96)	105,595	1.63		1.60		3.14	223
0.00	(0.43)	10.14	6.40	162,843	1.60		1.60		3.54	141
0.00	(0.35)	9.95	4.08	208,559	1.60		1.60		3.40	73
0.00	(0.29)	9.90	0.80	305,913	1.63	(b)	1.63	(b)	2.35	68
0.00	(0.16)	10.11	(0.32)	450,456	1.65		1.65		0.86	278

0.00	(0.46)	9.30	(3.72)	363,986	1.38		1.35		3.40	223
0.00	(0.45)	10.14	6.66	387,133	1.35		1.35		3.78	141
0.00	(0.37)	9.95	4.34	417,945	1.35		1.35		3.65	73
0.00	(0.32)	9.90	1.05	607,046	1.38	(b)	1.38	(b)	2.60	68
0.00	(0.19)	10.11	(0.07)	935,536	1.40		1.40		1.10	278

0.00	(0.49)	9.30	(3.49)	21,872	1.13		1.10		3.64	223
0.00	(0.48)	10.14	6.93	9,642	1.10		1.10		4.05	141
0.00	(0.40)	9.95	4.60	11,305	1.10		1.10		3.89	73
0.00	(0.34)	9.90	1.30	15,386	1.12	(b)	1.12	(b)	3.00	68
0.00	(0.21)	10.11	0.17	4,718	1.15		1.15		1.43	278

$0.00	$(0.69)	$10.00	(6.33)%	$3,115,455	1.15%		0.90%		2.24%	915%
0.00	(0.92)	11.45	14.33	3,112,012	0.90		0.90		5.29	806
(0.01)	(0.42)	10.89	4.53	2,880,617	0.90		0.90		3.16	480
0.00	(0.65)	10.82	0.35	3,428,636	0.90		0.90		4.31	388
0.00	(0.70)	11.42	3.00	3,327,325	0.90		0.90		3.11	369

0.00	(0.61)	10.00	(7.03)	379,558	1.87		1.65		1.82	915
0.00	(0.83)	11.45	13.49	633,778	1.65		1.65		4.62	806
(0.01)	(0.34)	10.89	3.76	737,160	1.65		1.65		2.52	480
0.00	(0.57)	10.82	(0.40)	1,013,934	1.65		1.65		3.67	388
0.00	(0.62)	11.42	2.23	1,257,959	1.65		1.65		2.51	369

0.00	(0.64)	10.00	(6.80)	1,543,052	1.64		1.40		1.81	915
0.00	(0.86)	11.45	13.77	1,580,743	1.40		1.40		4.80	806
(0.01)	(0.36)	10.89	4.02	1,493,749	1.40		1.40		2.81	480
0.00	(0.59)	10.82	(0.15)	2,188,960	1.40		1.40		3.88	388
0.00	(0.65)	11.42	2.48	2,451,603	1.40		1.40		2.67	369

0.00	(0.66)	10.00	(6.56)	154,856	1.44		1.15		1.69	915
0.00	(0.89)	11.45	14.05	94,611	1.15		1.15		4.81	806
(0.01)	(0.39)	10.89	4.27	59,303	1.15		1.15		2.76	480
0.00	(0.62)	10.82	0.09	57,274	1.15		1.15		3.84	388
0.00	(0.68)	11.42	2.74	40,738	1.15		1.15		2.16	369

Prospectus	61

Financial Highlights (continued)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Short-Term Fund
Class A
03/31/2009	$9.81	$0.35	$(0.29)	$0.06	$(0.33)	$(0.15)
03/31/2008	9.96	0.45	(0.12)	0.33	(0.45)	(0.03)
03/31/2007	9.98	0.44	0.00	0.44	(0.43)	(0.03)
03/31/2006	10.01	0.31	(0.02)	0.29	(0.32)	0.00
03/31/2005	10.07	0.13	(0.02)	0.11	(0.14)	(0.03)
Class B
03/31/2009	9.81	0.28	(0.29)	(0.01)	(0.26)	(0.15)
03/31/2008	9.96	0.38	(0.13)	0.25	(0.37)	(0.03)
03/31/2007	9.98	0.37	0.00	0.37	(0.36)	(0.03)
03/31/2006	10.01	0.23	(0.02)	0.21	(0.24)	0.00
03/31/2005	10.07	0.06	(0.03)	0.03	(0.06)	(0.03)
Class C
03/31/2009	9.81	0.32	(0.29)	0.03	(0.30)	(0.15)
03/31/2008	9.96	0.42	(0.12)	0.30	(0.42)	(0.03)
03/31/2007	9.98	0.41	0.00	0.41	(0.40)	(0.03)
03/31/2006	10.01	0.28	(0.02)	0.26	(0.29)	0.00
03/31/2005	10.07	0.10	(0.02)	0.08	(0.11)	(0.03)
Class R
03/31/2009	9.81	0.32	(0.28)	0.04	(0.31)	(0.15)
03/31/2008	9.96	0.42	(0.12)	0.30	(0.42)	(0.03)
03/31/2007	9.98	0.42	0.00	0.42	(0.41)	(0.03)
03/31/2006	10.01	0.31	(0.05)	0.26	(0.29)	0.00
03/31/2005	10.07	0.12	(0.04)	0.08	(0.11)	(0.03)
Total Return Fund
Class A
03/31/2009	$10.91	$0.51	$(0.28)	$0.23	$(0.52)	$(0.49)
03/31/2008	10.43	0.49	0.55	1.04	(0.49)	(0.07)
03/31/2007	10.33	0.45	0.14	0.59	(0.45)	(0.04)
03/31/2006	10.57	0.38	(0.15)	0.23	(0.37)	(0.08)
03/31/2005	10.94	0.21	(0.03)	0.18	(0.22)	(0.33)
Class B
03/31/2009	10.91	0.43	(0.28)	0.15	(0.44)	(0.49)
03/31/2008	10.43	0.42	0.54	0.96	(0.41)	(0.07)
03/31/2007	10.33	0.37	0.14	0.51	(0.37)	(0.04)
03/31/2006	10.57	0.30	(0.15)	0.15	(0.29)	(0.08)
03/31/2005	10.94	0.13	(0.04)	0.09	(0.13)	(0.33)
Class C
03/31/2009	10.91	0.44	(0.29)	0.15	(0.44)	(0.49)
03/31/2008	10.43	0.41	0.55	0.96	(0.41)	(0.07)
03/31/2007	10.33	0.37	0.14	0.51	(0.37)	(0.04)
03/31/2006	10.57	0.30	(0.15)	0.15	(0.29)	(0.08)
03/31/2005	10.94	0.13	(0.04)	0.09	(0.13)	(0.33)
Class R
03/31/2009	10.91	0.49	(0.28)	0.21	(0.50)	(0.49)
03/31/2008	10.43	0.47	0.55	1.02	(0.47)	(0.07)
03/31/2007	10.33	0.43	0.14	0.57	(0.43)	(0.04)
03/31/2006	10.57	0.36	(0.16)	0.20	(0.34)	(0.08)
03/31/2005	10.94	0.19	(0.04)	0.15	(0.19)	(0.33)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the Fund’s administrative fee was reduced by 0.05% to an annual rate of 0.30%.
(c)	PIMCO and Distributor have contractually agreed to waive 0.05% of the Fund’s administrative fee and distribution and/or service/12b-1 fees.
(d)	Effective October 1, 2007, the Fund’s administrative fee was reduced by 0.05% to 0.30%.

62	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.48)	$9.39	0.66%	$382,308	0.85%		0.80%		3.62%	582%
0.00	(0.48)	9.81	3.34	201,097	0.84	(b)	0.83	(b)	4.52	191
0.00	(0.46)	9.96	4.51	259,410	0.75	(c)	0.75	(c)	4.42	187
0.00	(0.32)	9.98	2.91	315,399	0.75	(c)	0.75	(c)	3.07	230
0.00	(0.17)	10.01	1.10	521,189	0.85	(c)	0.85	(c)	1.32	356

0.00	(0.41)	9.39	(0.09)	8,359	1.60		1.55		2.90	582
0.00	(0.40)	9.81	2.57	9,485	1.59	(d)	1.58	(d)	3.78	191
0.00	(0.39)	9.96	3.73	14,144	1.50	(c)	1.50	(c)	3.66	187
0.00	(0.24)	9.98	2.13	19,070	1.50	(c)	1.50	(c)	2.30	230
0.00	(0.09)	10.01	0.35	32,842	1.60	(c)	1.60	(c)	0.60	356

0.00	(0.45)	9.39	0.36	124,847	1.15		1.10		3.34	582
0.00	(0.45)	9.81	3.03	100,746	1.14	(d)	1.13	(d)	4.22	191
0.00	(0.43)	9.96	4.19	121,666	1.05	(c)	1.05	(c)	4.11	187
0.00	(0.29)	9.98	2.60	173,897	1.05	(c)	1.05	(c)	2.77	230
0.00	(0.14)	10.01	0.80	265,718	1.15	(c)	1.15	(c)	1.02	356

0.00	(0.46)	9.39	0.41	2,583	1.10		1.05		3.35	582
0.00	(0.45)	9.81	3.07	948	1.08	(d)	1.07	(d)	4.20	191
0.00	(0.44)	9.96	4.25	632	1.00	(c)	1.00	(c)	4.18	187
0.00	(0.29)	9.98	2.64	626	1.00	(c)	1.00	(c)	3.05	230
0.00	(0.14)	10.01	0.84	504	1.10	(c)	1.10	(c)	1.23	356

$0.00	$(1.01)	$10.13	2.49%	$17,656,880	1.08%		0.90%		4.92%	300%
0.00	(0.56)	10.91	10.29	13,154,435	0.96		0.90		4.68	226
0.00	(0.49)	10.43	5.83	11,824,650	0.90		0.90		4.35	257
(0.02)	(0.47)	10.33	2.17	10,426,405	0.90		0.90		3.61	325
0.00	(0.55)	10.57	1.60	9,059,096	0.90		0.90		1.94	470

0.00	(0.93)	10.13	1.73	965,329	1.83		1.65		4.14	300
0.00	(0.48)	10.91	9.48	1,127,848	1.70		1.65		3.95	226
0.00	(0.41)	10.43	5.04	1,304,268	1.65		1.65		3.60	257
(0.02)	(0.39)	10.33	1.41	1,604,106	1.65		1.65		2.83	325
0.00	(0.46)	10.57	0.84	1,963,136	1.65		1.65		1.18	470

0.00	(0.93)	10.13	1.72	4,934,686	1.83		1.65		4.19	300
0.00	(0.48)	10.91	9.47	2,884,366	1.71		1.65		3.93	226
0.00	(0.41)	10.43	5.05	2,456,435	1.65		1.65		3.61	257
(0.02)	(0.39)	10.33	1.41	2,458,316	1.65		1.65		2.85	325
0.00	(0.46)	10.57	0.84	2,548,509	1.65		1.65		1.18	470

0.00	(0.99)	10.13	2.23	1,038,081	1.33		1.15		4.73	300
0.00	(0.54)	10.91	10.02	505,431	1.21		1.15		4.43	226
0.00	(0.47)	10.43	5.57	336,612	1.15		1.15		4.11	257
(0.02)	(0.44)	10.33	1.92	220,703	1.15		1.15		3.43	325
0.00	(0.52)	10.57	1.35	104,680	1.15		1.15		1.76	470

Prospectus	63

Appendix A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.	Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

Prospectus	A-1

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-2	PIMCO Funds

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among other, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s

Prospectus	A-3

believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

A-4	PIMCO Funds

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.	Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

Prospectus	A-5

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

A-6	PIMCO Funds

PIMCO Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.allianzinvestors.com for additional information about the Funds, including the SAI and the Annual and Semi-Annual Report.

Investment Company Act File number 811-05028

PIMCO Funds	INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 3/31/09.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your financial advisor.

This cover is not part of the Prospectus	AZ911_26378

PIMCO Funds

Prospectus

JULY 31, 2009

Bond Funds

Share Classes

Ins	Institutional

M

Class M

P

Class P

Adm

Administrative

D

Class D

SHORT DURATION

PIMCO Money Market Fund

PIMCO Floating Income Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

INTERMEDIATE DURATION

PIMCO Moderate Duration Fund

PIMCO GNMA Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Investment Grade Corporate Bond Fund

LONG DURATION

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Extended Duration Fund

TAX-EXEMPT

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal

Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

PIMCO MuniGO Fund

INCOME

PIMCO Income Fund

INTERNATIONAL

PIMCO Diversified Income Fund

PIMCO Global Advantage Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Developing Local Markets Fund

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets and Infrastructure Bond Fund

CONVERTIBLE

PIMCO Convertible Fund

ABSOLUTE RETURN

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed Bond Fund

TREASURY

PIMCO Treasury Money Market Fund

U.S. GOVERNMENT SECURITIES

PIMCO Government Money Market Fund

PIMCO Funds Prospectus

PIMCO Funds

July 31, 2009

Share Classes

Institutional

Class M

Class P Administrative and Class D

This prospectus describes 35 mutual funds (the “Funds”) offered by PIMCO Funds (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of June 30, 2009, PIMCO managed approximately $841 billion in assets. The firm’s institutional heritage is reflected in the PIMCO Funds offered in this prospectus. Institutional Class, Class P, Administrative Class and Class D shares of other mutual funds offered by the Trust are offered through separate prospectuses.

This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1	PIMCO Funds

Prospectus	2

Summary Information

The table below describes certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 7. Following the table are certain key concepts which are used throughout the prospectus.

Category	Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short Duration	Money Market	Money market instruments	≤ 90 days dollar- weighted average maturity	Min 95% of total assets rated Prime 1; ≤ 5% of total assets rated Prime 2	0%
	Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	≤ 1 year	Caa to Aaa; max 10% of total assets below B	No Limitation
	Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1-3 years	A to Aaa	0%
	Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1-3 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
Intermediate Duration	Moderate Duration	Short and intermediate maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1-7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1-7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	Investment Grade Corporate Bond	Corporate fixed income securities	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
Long Duration	Long-Term Credit	Long-term maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0-30% of total assets
	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%
	Long Duration Total Return	Long-term maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	Extended Duration	Long-term maturity fixed income instruments	+/- 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
Tax Exempt	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
	California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤ 3 years	Caa to Aaa; max 10% of total assets below Baa	0%

3	PIMCO Funds

Summary Information (continued)

Category	Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3-7 years	B to Aaa; max 10% of total assets below Baa	0%
	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3-10 years	Ba to Aaa; max 10% of total assets below Baa	0%
	MuniGO	State, county and city general obligation and pre-refunded municipal bonds (exempt from federal income tax)	+/- 2 years of its benchmark	Baa to Aaa	0%
	High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4-11 years	No Limitation	0%
	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3-12 years	B to Aaa; max 10% of total assets below Baa	0%
International	Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3-8 years	Max 10% of total assets below B	No Limitation
	Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/- 2 years of its benchmark	Max 15% of total assets below B	≥ 80%(3) of assets
	Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	≥80%(3) of assets
	Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	≥ 80%(3) of assets
	Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	≤ 8 years	Max 15% of total assets below B	No Limitation
	Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	25-75%(3) of total assets
	Global Bond (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	25-75%(3) of total assets
	Developing Local Markets Fund	Currencies or fixed income securities denominated in currencies of non-U.S. countries	≤ 8 years	Max 15% of total assets below B	≥ 80% (3) of assets
	Emerging Markets Bond	Emerging market fixed income instruments	≤ 8 years	Max 15% of total assets below B	≥ 80%(3) of assets
	Emerging Markets and Infrastructure Bond	Emerging market and infrastructure fixed income instruments	≤ 10 years	Max 20% of total assets below Ba	No Limitation
Convertible	Convertible	Convertible securities	N/A	Max 20% of total assets below B	0-30% of total assets

Prospectus	4

Summary Information (continued)

Category	Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Income	Income	Broad range of fixed income instruments	2-8 years	Caa to Aaa; max 50% of total assets below Baa	No Limitation
Absolute Return	Unconstrained Bond	Broad range of fixed income instruments	(-3) to 8 years	Max 40% of total assets below Baa	No Limitation
	Unconstrained Tax Managed Bond	Broad range of fixed income instruments	(-3) to 10 years	Max 40% of total assets below Baa	0-50% of total assets
U.S. Government Securities	Government Money Market	U.S. government securities	≤ 90 days dollar-weighted average maturity	AAA equivalent	0%
U.S. Treasury	Treasury Money Market	U.S. Treasury securities	≤ 90 days dollar-weighted average maturity	AAA equivalent	0%
(1)

As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

(2)

Each Fund (except the California Intermediate Municipal Bond, California Short Duration Municipal Income, Government Money Market, High Yield Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income and Treasury Money Market Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.

Fixed Income Instruments	“Fixed Income Instruments,” as used generally in this prospectus, includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Funds (other than the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to

5	PIMCO Funds

Summary Information (continued)

fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point.

Credit Ratings	In this prospectus, references are made to credit ratings of debt securities, which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as Moody’s, S&P or Fitch. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As noted in Appendix A, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category at the time of purchase. For example, a Fund may purchase a security rated B3 by Moody’s, B- by S&P or B- by Fitch, provided the Fund may purchase securities rated B.

Fund Descriptions, Performance, Fees and Disclosure of Portfolio Holdings	The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information (if available) and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency, although certain investments in the Money Market Fund are guaranteed by the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program imposes a number of restrictions and conditions and does not protect shares in the Money Market Fund acquired by an investor after September 19, 2008 above the total amount owned by the investor on that date. See “Management of the Portfolios—Temporary Guarantee and Fee Waivers” for additional information.

Prospectus	6

PIMCO California Intermediate Municipal Bond Fund	Ticker Symbols: PCIMX (Inst. Class) PCIPX (Class P) PCMMX (Admin. Class) PCIDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3-7 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies from three to seven years based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Management Risk • California State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), Administrative Class shares (September 7, 1999) and Class D shares (January 31, 2000), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7	PIMCO Funds

PIMCO California Intermediate Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	7.05%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ’01)	3.17%
Lowest (4th Qtr. ’08)	-4.66%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (8/31/99)
Institutional Class Return Before Taxes	-7.77%	0.40%	3.01%
Institutional Class Return After Taxes on Distributions(1)	-7.88%	0.34%	2.52%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-3.65%	0.93%	2.82%
P Class Return Before Taxes	-7.86%	0.30%	2.93%
Administrative Class Return Before Taxes	-8.00%	0.14%	2.75%
D Class Return Before Taxes	-8.08%	0.03%	2.63%
Barclays Capital California Intermediate Municipal Bond Index(2)	3.11%	3.62%	4.95%
Lipper California Intermediate Municipal Debt Fund Average(3)	-3.05%	1.49%	3.72%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

Barclays Capital California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond Issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper California Intermediate Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in California, with dollar weighted maturities of five to ten years. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class and Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.445%	0.545%	0.445%	0.525%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Total Annual Fund Operating Expenses	0.445	0.545	0.695	0.775

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.30% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”). Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.55% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$143	$249	$561
Class P	56	175	305	683
Administrative Class	71	222	387	865
Class D	79	248	431	960

Prospectus	8

PIMCO California Short Duration Municipal Income Fund	Ticker Symbols: PCDIX (Inst. Class) PCDPX (Class P) N/A (Admin. Class) PCDDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short to intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration ≤ 3 years	Credit Quality Caa to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California-State Specific Risk.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated Caa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are California Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Management Risk • California State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

9	PIMCO Funds

PIMCO California Short Duration Municipal Income Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	1.92%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘08)	1.45%
Lowest (3rd Qtr. ‘08)	0.14%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (8/31/06)
Institutional Class Return Before Taxes	2.63%	3.09%
Institutional Class Return After Taxes on Distributions(1)	2.60%	3.01%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	2.81%	3.05%
P Class Return Before Taxes	2.53%	2.98%
D Class Return Before Taxes	2.22%	2.67%
Barclays Capital California 1 Year Municipal Bond Index(2)	4.33%	4.12%
Lipper California Short/Intermediate Municipal Debt Fund Average(3)	-1.40%	0.85%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

Barclays Capital California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond Issues having a maturity of at least one year and less than two years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper California Short/Intermediate Municipal Debt Fund Average is a total return performance average of funds that invest primarily in municipal debt issues that are exempt from taxation in California, with dollar-weighted average maturities of one to five years. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.35%	0.45%	0.35%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Total Annual Fund Operating Expenses	0.35	0.45	0.60	0.75

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.30% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.55% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$113	$197	$443
Class P	46	144	252	567
Administrative Class	61	192	335	750
Class D	77	240	417	930

Prospectus	10

PIMCO Convertible Fund	Ticker Symbols: PFCIX (Inst. Class) PCVPX (Class P) PFCAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Convertible securities Average Portfolio Duration N/A	Credit Quality Max 20% of total assets below B Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. In addition, the Fund may invest in common stock or in other Fixed Income Instruments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk	• Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market indices and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Administrative Class shares (August 1, 2000), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Class P of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

11	PIMCO Funds

PIMCO Convertible Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	11.61%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ’03)	14.11%
Lowest (3rd Qtr. ’08)	-20.37%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (3/31/99)
Institutional Class Return Before Taxes	-34.74%	-2.80%	2.66%
Institutional Class Return After Taxes on Distributions(1)	-35.24%	-3.64%	1.30%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-22.44%	-2.68%	1.58%
Administrative Class Return Before Taxes	-34.93%	-3.03%	2.39%
Merrill Lynch All Convertibles Index(2)	-35.73%	-3.44%	1.08%
Lipper Convertible Securities Fund Average(3)	-33.91%	-2.78%	1.79%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)

Merrill Lynch All Convertibles is an unmanaged index market comprised of convertible bonds and preferred securities. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Convertible Securities Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in convertible bonds and/or convertible preferred stock. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class
Management Fees(1)	0.65%	0.75%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25
Other Expenses(2)	0.01	0.01	0.01
Total Annual Fund Operating Expenses(3)	0.66	0.76	0.91

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	Total Annual Fund Operating Expenses excluding interest expense is 0.65%, 0.75%, and 0.90%, respectively for Institutional Class, Class P and Administrative Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$67	$211	$368	$822
Class P	78	243	422	942
Administrative Class	93	290	504	1,120

Prospectus	12

PIMCO Developing Local Markets Fund	Ticker Symbols: PLMIX (Inst. Class) PLMPX (Class P) PDEVX (Admin. Class) PLMDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Currencies or Fixed Income Instruments denominated in currencies of non-U.S. countries Average Portfolio Duration ≤ 8 years	Credit Quality Maximum 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, developing markets. The Fund defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income OECD economies for the past five consecutive years. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest in the currencies and Fixed Income Instruments of emerging market countries. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Administrative Class shares (September 30, 2006), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

13	PIMCO Funds

PIMCO Developing Local Markets Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	11.33%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ’06)	5.99%
Lowest (4th Qtr. ‘08)	-11.75%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (5/31/05)
Institutional Class Return Before Taxes	-14.55%	3.48%
Institutional Class Return After Taxes on Distributions(1)	-16.20%	0.81%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-9.11%	1.63%
P Class Return Before Taxes	-14.64%	3.39%
Administrative Class Return Before Taxes	-14.77%	3.23%
D Class Return Before Taxes	-14.90%	3.06%
JPMorgan Emerging Local Markets Index Plus (Unhedged)(2)	-3.85%	7.79%
Lipper Emerging Market Debt Fund Average(3)	-17.47%	0.84%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Emerging Market Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that seeks either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.85%	0.95%	0.85%	1.00%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Total Annual Fund Operating Expenses	0.85	0.95	1.10	1.25

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.55% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.80% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$87	$271	$471	$1,049
Class P	97	303	525	1,166
Administrative Class	112	350	606	1,340
Class D	127	397	686	1,511

Prospectus	14

PIMCO Diversified Income Fund	Ticker Symbols: PDIIX (Inst. Class) PDVPX (Class P) PDAAX (Admin. Class) PDVDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Investment grade corporate, high yield and emerging market Fixed Income Instruments Average Portfolio Duration 3-8 years	Credit Quality Maximum 10% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies from three to eight years, based on PIMCO’s forecast for interest rates.

The Fund may invest in a diversified pool of corporate fixed income securities of varying maturities. The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in fixed income securities and instruments that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S.-dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the Barclays Capital Global Credit Hedged USD Index (formerly named the Lehman Brothers Global Credit Hedged USD Index). The Fund’s secondary benchmark is an equally weighted blend of the following three indices: Barclays Capital Global Aggregate—Credit Component, Hedged USD (formerly named the Lehman Brothers Global Aggregate Component, Hedged USD), Merrill Lynch Global High Yield BB-B Rated Constrained Index, Hedged USD and JPMorgan EMBI Global, Hedged USD. The Fund believes this self-blended index reflects the Fund’s investment strategy more accurately than the Barclays Capital Global Credit Hedged USD Index. For further information about the Fund’s benchmarks, see the Average Annual Total Returns table on the next page.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Administrative Class shares (October 29, 2004), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

15	PIMCO Funds

PIMCO Diversified Income Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	13.67%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ’04)	6.14%
Lowest (4th Qtr. ’08)	-6.46%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (7/31/03)
Institutional Class Return Before Taxes	-13.34%	2.35%	3.93%
Institutional Class Return After Taxes on Distributions(1)	-15.83%	0.07%	1.65%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	- 8.42%	0.81%	2.16%
P Class Return Before Taxes	-13.44%	2.25%	3.82%
Administrative Class Return Before Taxes	-13.56%	2.10%	3.67%
D Class Return Before Taxes	-13.68%	1.94%	3.50%
Barclays Capital Global Credit Hedged USD Index(2)	-5.89%	2.50%	3.08%
1/3 each-Barclays Capital Global Aggregate Credit Component, Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd(3)	-12.84%	2.51%	3.70%
Lipper Multi-Sector Income Funds Average(4)	-14.26%	1.22%	2.65%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

Barclays Capital Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers. The index does not reflect deductions for fees, expenses or taxes.

(3)

1/3 each-Barclays Capital Global Aggregate Credit Component, Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd: The benchmark is an equally weighted blend of the following three indices: Barclays Capital Global Aggregate-Credit Component Hedged USD, Merrill Lynch Global High Yield, BB-B Rated, Constrained Index, JPMorgan EMBI Global. The Barclays Capital Global Aggregate Index-Credit Component Hedged USD provides a broad-based measure of the global investment-grade fixed income markets. It is not possible to invest directly in an unmanaged index. The index does not reflect deduction for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers. The Merrill Lynch Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(4)

Lipper Multi-Sector Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment grade. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Prospectus	16

PIMCO Diversified Income Fund (continued)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.75%	0.85%	0.75%	0.90%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.04	0.04	0.04	0.04
Total Annual Fund Operating Expenses(4)	0.79	0.89	1.04	1.19

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.45% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.70% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.75%, 0.85%, 1.00% and 1.15%, respectively for Institutional Class, Class P, Administrative Class and Class D shares.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$81	$252	$439	$978
Class P	91	284	493	1,096
Administrative Class	106	331	574	1,271
Class D	121	378	654	1,443

17	PIMCO Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Prospectus	18

PIMCO Emerging Local Bond Fund	Ticker Symbols: PELBX (Inst. Class) PELPX (Class P) PEBLX (Admin. Class) PLBDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Fixed Income Instruments denominated in currencies of non-U.S. countries Average Portfolio Duration See description below	Credit Quality Maximum 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may invest in forwards or derivatives denominated in any currency, and forwards or derivatives denominated in any currency will be included under the 80% of assets policy noted in the prior sentence so long as the underlying asset of such forwards or derivatives is a Fixed Income Instrument denominated in the currency of an emerging market country. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest without limit in Fixed Income Instruments that are economically tied to emerging market countries. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security such as a derivative instrument, rather than investing directly in emerging market securities.

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), which as of June 30, 2009 was 4.33 years.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of the Class P shares (May 30, 2008), Administrative Class shares (October 16, 2007), and Class D shares (July 31, 2007), performance information shown in the table for that Class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

19	PIMCO Funds

PIMCO Emerging Local Bond Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	12.74%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Qtr. ‘07)	4.74%
Lowest (4th Qtr. ‘08)	-6.70%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (12/29/06)
Institutional Class Return Before Taxes	-10.70%	0.14%
Institutional Class Return After Taxes on Distributions(1)	-12.64%	-3.24%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-6.85%	-1.65%
P Class Return Before Taxes	-10.78%	0.05%
Administrative Class Return Before Taxes	-10.95%	-0.11%
D Class Return Before Taxes	-11.07%	-0.27%
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)(2)	-5.22%	5.80%
Lipper Emerging Market Debt Fund Average(3)	-17.47%	-7.09%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Emerging Market Debt Fund Average is a total return performance average of funds tracked by Lipper, Inc. that seeks either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.95%	1.05%	0.95%	1.10%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Total Annual Fund Operating Expenses	0.95	1.05	1.20	1.35

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.65% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.90% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$97	$303	$525	$1,166
Class P	107	334	579	1,283
Administrative Class	122	381	660	1,455
Class D	137	428	739	1,624

Prospectus	20

PIMCO Emerging Markets Bond Fund	Ticker Symbols: PEBIX (Inst. Class) PEMPX (Class P) PEBAX (Admin. Class) PEMDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Emerging market Fixed Income Instruments Average Portfolio Duration ≤ 8 years	Credit Quality Maximum 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Class D shares (March 31, 2000), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

21	PIMCO Funds

PIMCO Emerging Markets Bond Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	14.94%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ’02)	17.02%
Lowest (4th Qtr. ‘08)	-7.38%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-13.99%	4.57%	13.27%
Institutional Class Return After Taxes on Distributions(1)	-16.18%	1.67%	8.94%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-8.77%	2.43%	8.99%
P Class Return Before Taxes	-14.10%	4.46%	13.15%
Administrative Class Return Before Taxes	-14.21%	4.30%	12.99%
D Class Return Before Taxes	-14.34%	4.15%	12.83%
JPMorgan Emerging Markets Bond Index (EMBI) Global(2)	-10.91%	5.18%	10.17%
Lipper Emerging Market Debt Fund Average(3)	-17.47%	3.41%	10.17%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Emerging Market Debt Fund Average is a total return performance average of funds tracked by Lipper, Inc. that seeks either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.85%	0.95%	0.85%	1.00%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.03	0.03	0.03	0.03
Total Annual Fund Operating Expenses(4)	0.88	0.98	1.13	1.28

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.55% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.80% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Prospectus	22

PIMCO Emerging Markets Bond Fund (continued)

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.85%, 0.95%, 1.10% and 1.25%, respectively for Institutional Class, Class P, Administrative Class and Class D shares.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$90	$281	$488	$1,084
Class P	100	312	542	1,201
Administrative Class	115	359	622	1,375
Class D	130	406	702	1,545

23	PIMCO Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Prospectus	24

PIMCO Emerging Markets and Infrastructure Bond Fund	Ticker Symbols: PEMIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund Focus Emerging Market and Infrastructure Fixed Income Instruments Average Portfolio Duration ≤10 years	Credit Quality Maximum 20% of total assets below Ba Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio consisting of Fixed Income Instruments that are economically tied to emerging market countries and Fixed Income Instruments that are issued by infrastructure entities, projects or assets, all of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. Infrastructure entities are involved in the construction, operation, ownership or maintenance of physical structures, networks and other infrastructure assets that provide public services. Examples of infrastructure projects and assets include (i) transportation, such as roads, bridges, tunnels, railroads, mass transit systems, airports and seaports, (ii) public or private utilities, such as power generation facilities and transmission and distribution lines, water distribution facilities and sewage treatment plants, (iii) communication networks, such as broadcast, wireless and cable networks and transmission equipment, (iv) other public service assets, such as educational facilities, hospitals, stadiums and correctional facilities, (v) housing owned or subsidized by a government or agency, and (vi) developmental organizations or agencies focused on infrastructure development. The Fund may invest directly in physical infrastructure assets. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. The average portfolio duration of the Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed ten years.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below Ba by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Infrastructure Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

25	PIMCO Funds

PIMCO Emerging Markets and Infrastructure Bond Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Administrative Class
Management Fees(1)	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(2)	0.02	0.02
Total Annual Fund Operating Expenses	1.27	1.52
Expense Reduction(3)	(0.02)	(0.02)
Net Annual Fund Operating Expenses	1.25	1.50

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)	“Other Expenses” reflect estimated organizational expenses for the Fund’s first fiscal year.
(3)

PIMCO has contractually agreed, through July 31, 2010, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that, organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to Institutional and Administrative Class shares, respectively (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed the Expense Limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years
Institutional Class	$127	$397
Administrative Class	153	474

Prospectus	26

PIMCO Extended Duration Fund	Ticker Symbols: PEDIX (Inst. Class) PEDPX (Class P) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Citigroup Strips Index, 20+ Year Sub-Index, which as of June 30, 2009 was 23.66 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (September 11, 2008), performance information shown in the table for Class P shares is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

27	PIMCO Funds

PIMCO Extended Duration Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	-25.60%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ’08)	43.08%
Lowest (2nd Qtr. ’07)	-5.98%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (8/31/06)
Institutional Class Return Before Taxes	49.19%	25.45%
Institutional Class Return After Taxes on Distributions(1)	45.59%	22.85%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	31.53%	20.23%
P Class Return Before Taxes	49.05%	25.33%
Citigroup STRIPS Index, 20+ Year Sub-Index(2)	59.81%	29.56%
Lipper Corporate Debt Funds BBB-Rated Fund Average(3)	-8.85%	-0.92%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

Citigroup STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month-end. The included STRIPS are derived only from bonds in the Citigroup U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Corporate Debt Funds BBB-Rated Fund Average consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class
Management Fees(1)	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25
Other Expenses(2)	0.07	0.06	0.07
Total Annual Fund Operating Expenses(3)	0.57	0.66	0.82

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	Total Annual Fund Operating Expenses excluding interest expense is 0.50%, 0.60% and 0.75%, respectively for Institutional Class, Class P and Administrative Class.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$58	$183	$318	$714
Class P	67	211	368	822
Administrative Class	84	262	455	1,014

Prospectus	28

PIMCO Floating Income Fund	Ticker Symbols: PFIIX (Inst. Class) PFTPX (Class P) PFTAX (Admin. Class) PFIDX (Class D)

Principal Investments and Strategies	Investment Objective Maximum current yield consistent with prudent investment management	Fund Focus Variable and floating-rate Fixed Income Instruments and their economic equivalents Average Portfolio Duration ≤ 1 year	Credit Quality Caa to Aaa; maximum 10% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve a floating rate of income, including, but not limited to, variable and floating-rate Fixed Income Instruments, Fixed Income Instruments with durations of less than or equal to one year, and fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. The Fund may also invest in other Fixed Income Instruments. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).

The Fund may invest all of its assets in high yield securities (“junk bonds”) rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S.-dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy-backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Administrative Class shares (December 31, 2005), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

29	PIMCO Funds

PIMCO Floating Income Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	15.46%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ’06)	3.29%
Lowest (4th Qtr. ’08)	-15.37%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (7/30/04)(5)
Institutional Class Return Before Taxes	-24.71%	-2.25%
Institutional Class Return After Taxes on Distributions(1)	-26.26%	-4.22%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-15.85%	-2.82%
P Class Return Before Taxes	-24.79%	-2.35%
Administrative Class Return Before Taxes	-24.90%	-2.50%
D Class Return Before Taxes	-25.00%	-2.65%
3 Month LIBOR Index(2)	3.58%	4.15%
1/3 each Barclays Capital Global Aggregate Credit Component, Merrill Lynch Global High Yield, BB-B Rated Constrained and JPMorgan EMBI Global; All USD Hdgd(3)	-23.35%	-3.23%
Lipper Loan Participation Fund Average(4)	-27.14%	-4.02%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

3 Month LIBOR (London Intrabank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Barclays Capital Global Aggregate Credit Index, Merrill Lynch Global High Yield, BB-B Rated Constrained Index, JPMorgan EMBI Global; all USD hedged. The Barclays Capital Global Aggregate Credit Index provides a broad-based measure of the global investment-grade fixed income markets. The index does not reflect deduction for fees, expenses or taxes. The Merrill Lynch Global High Yield, BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country.

(4)

Lipper Loan Participation Fund Average is a total performance average of funds tracked by Lipper, Inc. that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Performance does not reflect deductions for taxes.

(5)	The Fund began operations on 7/30/04. Index comparisons began on 7/31/04.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.55%	0.65%	0.55%	0.70%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.08	0.08	0.08	0.08
Total Annual Fund Operating Expenses(4)	0.63	0.73	0.88	1.03

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

Prospectus	30

PIMCO Floating Income Fund (continued)

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.55%, 0.65%, 0.80% and 0.95%, respectively for Institutional Class, Class P, Administrative Class and Class D shares.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$64	$202	$351	$786
Class P	75	233	406	906
Administrative Class	90	281	488	1,084
Class D	105	328	569	1,259

31	PIMCO Funds

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Prospectus	32

PIMCO Foreign Bond Fund (Unhedged)	Ticker Symbols: PFUIX (Inst. Class) PFUPX (Class P) PFUUX (Admin. Class) PFBDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity non-U.S. Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-US FX NY Index Unhedged in USD, which as of June 30, 2009 was 6.51 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Administrative Class shares (February 28, 2006), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

33	PIMCO Funds

PIMCO Foreign Bond Fund (Unhedged) (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	7.15%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Qtr. ‘08)	10.80%
Lowest (3rd Qtr. ‘08)	-10.19%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (4/30/04)
Institutional Class Return Before Taxes	-4.05%	3.63%
Institutional Class Return After Taxes on Distributions(1)	-9.17%	1.22%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-2.77%	1.71%
P Class Return Before Taxes	-4.15%	3.53%
Administrative Class Return Before Taxes	-4.28%	3.38%
D Class Return Before Taxes	-4.47%	3.18%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD(2)	12.36%	7.43%
Lipper International Income Fund Average(3)	2.00%	4.53%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper International Income Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class and Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.50%	0.60%	0.50%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.37	0.39	0.37	0.37
Total Annual Fund Operating Expenses(4)	0.87	0.99	1.12	1.27

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Prospectus	34

PIMCO Foreign Bond Fund (Unhedged) (continued)

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.50%, 0.60%, 0.75% and 0.90%, respectively for Institutional Class, Class P, Administrative Class and Class D shares.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$89	$278	$482	$1,073
Class P	101	315	547	1,213
Administrative Class	114	356	617	1,363
Class D	129	403	697	1,534

35	PIMCO Funds

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Prospectus	36

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols: PFORX (Inst. Class) PFBPX (Class P) PFRAX (Admin. Class) PFODX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity hedged non-U.S. Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-US Index Hedged in USD, which as of June 30, 2009 was 6.51 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

37	PIMCO Funds

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	7.47%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ’01)	4.00%
Lowest (3rd Qtr. ’08)	-2.73%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-2.40%	3.33%	4.79%
Institutional Class Return After Taxes on Distributions(1)	-5.52%	1.27%	2.50%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-1.59%	1.69%	2.73%
P Class Return Before Taxes	-2.48%	3.23%	4.69%
Administrative Class Return Before Taxes	-2.64%	3.07%	4.55%
D Class Return Before Taxes	-2.83%	2.87%	4.33%
JPMorgan GBI Global ex-US Index Hedged in USD(2)	7.98%	5.38%	5.39%
Lipper International Income Fund Average(3)	2.00%	3.93%	4.99%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper International Income Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.50%	0.60%	0.50%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.20	0.02	0.20	0.20
Total Annual Fund Operating Expenses(4)	0.70	0.62	0.95	1.10

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.50%, 0.60%, 0.75% and 0.90%, respectively for Institutional Class, Class P, Administrative Class and Class D shares.

Prospectus	38

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$224	$390	$871
Class P	63	199	346	774
Administrative Class	97	303	525	1,166
Class D	112	350	606	1,340

39	PIMCO Funds

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Prospectus	40

PIMCO Global Advantage Strategy Bond Fund	Ticker Symbols: PSAIX (Inst. Class) PGBPX (Class P) PGADX (Admin. Class) PGSDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmarks, consistent with prudent investment management	Fund Focus U.S. and non-U.S. Fixed Income Instruments Average Portfolio Duration ≤ 8 years	Credit Quality Maximum of 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, and trade and current account balances. The Fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may also invest up to 10% of its total assets in preferred stocks. In addition, the Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Issuer Non-Diversification Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which is an unmanaged index that covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage-pass through securities, and asset-backed securities. The Fund’s secondary benchmark, the PIMCO Global Advantage Bond Index (“GLADI”), is a diversified bond index intended to provide a better representation of the fixed income universe through its wide coverage of fixed income instruments and sectors—from developed to emerging markets, nominal to real assets, and cash to derivative instruments. GLADI employs a unique GDP-weighting methodology that puts emphasis on rapidly developing markets, making the index forward-looking in nature. This contrasts with traditional market capitalization-weighted indices, which emphasize past debt issuance and are therefore backward-looking. GDP-weighting also tends to lead to counter-cyclical rebalancing—as bond prices tend to be inversely related to GDP growth rates—and avoids some of the disadvantages of traditional market-cap weighted indices, such as allocating too heavily toward overpriced securities, government debt, and large debt issuers. The Fund believes that the secondary benchmark reflects the Fund’s investment strategy more accurately than the Barclays Capital U.S. Aggregate Index.

41	PIMCO Funds

PIMCO Global Advantage Strategy Bond Fund (continued)

The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.70%	0.80%	0.70%	0.85%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Total Annual Fund Operating Expenses	0.70	0.80	0.95	1.10

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.45% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.70% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$224	$390	$871
Class P	82	255	444	990
Administrative Class	97	303	525	1,166
Class D	112	350	606	1,340

Prospectus	42

PIMCO Global Bond Fund (Unhedged)	Ticker Symbols: PIGLX (Inst. Class) PADMX (Admin. Class) PGBDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus U.S. and non-U.S. intermediate maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. Securities may be denominated in major foreign currencies or the U.S. dollar.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global FX New York Unhedged in USD, which as of June 30, 2009 was 6.18 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class D shares (July 31, 2008) performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

43	PIMCO Funds

PIMCO Global Bond Fund (Unhedged) (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	5.59%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Qtr. ’02)	11.53%
Lowest (3rd Qtr. ’08)	-8.87%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-2.68%	3.29%	5.06%
Institutional Class Return After Taxes on Distributions(1)	-7.42%	0.90%	2.62%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-1.86%	1.44%	2.86%
Administrative Class Return Before Taxes	-2.92%	3.04%	4.81%
D Class Return Before Taxes	-3.06%	2.88%	4.65%
JPMorgan GBI Global FX NY Index Unhedged in USD(2)	12.74%	6.33%	6.00%
Lipper Global Income Fund Average(3)	-5.00%	2.93%	4.64%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the other classes will vary.

(2)

JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Global Income Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Administrative Class	Class D
Management Fees(1)	0.55%	0.55%	0.70%
Distribution and/or Service (12b-1) Fees	N/A	0.25	0.25(2)
Other Expenses(3)	0.36	0.36	0.16
Total Annual Fund Operating Expenses(4)	0.91	1.16	1.11

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.45% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.70% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.55%, 0.80%, and 0.95%, respectively for Institutional Class, Administrative Class and Class D shares.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$93	$290	$504	$1,120
Administrative Class	118	368	638	1,409
Class D	113	353	612	1,352

Prospectus	44

PIMCO Global Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols: PGBIX (Inst. Class) PGNPX (Class P) PGDAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital	Fund Focus U.S. and hedged non-U.S. intermediate maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. Securities may be denominated in major foreign currencies or the U.S. dollar. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JP Morgan GBI Global Hedged in USD, which as of June 30, 2009 was 6.18 years. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception of Class P shares (April 30, 2008) and Administrative Class shares (September 30, 2003), performance information shown in the bar chart (including the information to its right) and in the Average Annual Total Returns table is based on the performance of the Fund’s Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect the actual fees and expenses paid by these classes of shares, including, where applicable, no sales charges (loads) or distribution and/or service (12b-1) fees and lower supervisory and administrative fees. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

45	PIMCO Funds

PIMCO Global Bond Fund (U.S. Dollar-Hedged) (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	5.90%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Qtr. ‘01)	4.70%
Lowest (3rd Qtr. ‘08)	-3.23%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-2.35%	3.29%	4.95%
Institutional Class Return After Taxes on Distributions(1)	-5.10%	1.40%	2.74%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-1.54%	1.78%	2.92%
P Class Return Before Taxes	-2.44%	3.19%	4.85%
Administrative Class Return Before Taxes	-2.58%	3.05%	4.67%
JPMorgan GBI Global Hedged in USD(2)	9.42%	5.65%	5.60%
Lipper Global Income Fund Average(3)	-5.00%	2.93%	4.64%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the other classes will vary.

(2)

JPMorgan GBI Global Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Global Income Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class
Management Fees(1)	0.55%	0.65%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25
Other Expenses(2)	0.49	0.51	0.49
Total Annual Fund Operating Expenses(3)	1.04	1.16	1.29

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	Total Annual Fund Operating Expenses excluding interest expense is 0.55%, 0.65%, and 0.80%, respectively for Institutional Class, Class P and Administrative Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$106	$331	$574	$1,271
Class P	118	368	638	1,409
Administrative Class	131	409	708	1,556

Prospectus	46

PIMCO GNMA Fund	Ticker Symbols: PDMIX (Inst. Class) PPGNX (Class P) N/A (Admin. Class) PGNDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1-7 years	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Class D shares (May 31, 2001) performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

47	PIMCO Funds

PIMCO GNMA Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	5.26%
Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (3rd Qtr. ‘01)	4.65%
Lowest (2nd Qtr. ‘04)	-0.61%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	5.29%	5.02%	6.36%
Institutional Class Return After Taxes on Distributions(1)	3.21%	3.33%	4.36%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	3.50%	3.30%	4.24%
P Class Return Before Taxes	5.17%	4.91%	6.25%
D Class Return Before Taxes	4.87%	4.60%	5.93%
Barclays Capital GNMA Index(2)	7.87%	5.39%	5.94%
Lipper GNMA Fund Average(3)	5.24%	4.15%	4.94%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

Barclays Capital GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper GNMA Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.50%	0.60%	0.50%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.16	0.16	0.16	0.16
Total Annual Fund Operating Expenses(4)	0.66	0.75	0.91	1.06

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.50%, 0.60%, 0.75% and 0.90%, respectively for Institutional Class, Class P, Administrative Class and Class D shares.

Prospectus	48

PIMCO GNMA Fund (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$67	$211	$368	$822
Class P	78	243	422	942
Administrative Class	93	290	504	1,120
Class D	108	337	585	1,294

49	PIMCO Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Prospectus	50

PIMCO Government Money Market Fund	Ticker Symbols: PGFXX (Class M) PGPXX (Class P) PGMXX (Admin. Class) PGDXX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus U.S. government securities Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality AAA equivalent Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Credit Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Returns Table is included.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class M, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class M	Class P	Administrative Class	Class D
Management Fees(1)	0.18%	0.28%	0.18%	0.18%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Total Annual Fund Operating Expenses(3)	0.18	0.28	0.43	0.43

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.06% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.31% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses. See “Management of the Funds—Temporary Guarantee and Fee Waivers” for additional information. Such waivers, if any, are not reflected above.

Examples.  The Examples are intended to help you compare the cost of investing in Class M, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years
Class M	$18	$58
Class P	29	90
Administrative Class	44	138
Class D	44	138

51	PIMCO Funds

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Prospectus	52

PIMCO High Yield Municipal Bond Fund	Ticker Symbols: PHMIX (Inst. Class) PYMPX (Class P) N/A (Admin. Class) PYMDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax. Total return is a secondary objective	Fund Focus Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax) Average Portfolio Duration 4-11 years	Credit Quality No Limitation Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund intends to invest a substantial portion of its assets in high yield Municipal Bonds and “private activity” bonds that are rated (at the time of purchase) below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (commonly known as “junk bonds”). The Fund may also invest, without limitation, in higher rated Municipal Bonds. The Fund may invest up to 30% of its assets in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

The average portfolio duration of this Fund normally varies from four to eleven years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on Municipal Bonds with the potential to offer high current income, typically looking for Municipal Bonds that can provide consistently attractive current yields or that are trading at competitive market prices. The “total return” sought by the Fund consists of both income earned on its investments and capital appreciation, if any, generally arising from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in other types of Fixed Income Instruments. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities and may engage in short sales. In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

53	PIMCO Funds

PIMCO High Yield Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	17.06%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Qtr. ’07)	2.26%
Lowest (4th Qtr. ’08)	-21.05%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (7/31/06)
Institutional Class Return Before Taxes	-27.84%	-12.07%
Institutional Class Return After Taxes on Distributions(1)	-27.90%	-12.18%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-16.21%	-9.14%
P Class Return Before Taxes	-27.92%	-12.16%
D Class Return Before Taxes	-28.03%	-12.36%
60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index(2)	-17.82%	-6.30%
Lipper High Yield Municipal Debt Fund Average(3)	-25.11%	-10.93%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index. The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers. The Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers. The index does not reflect deductions for fees, expenses or taxes.

(3)	Lipper High Yield Municipal Debt Fund Average consists of funds that invest at least 50% of their assets in lower-rated municipal debt issues. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class , Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.55%	0.65%	0.55%	0.60%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Total Annual Fund Operating Expenses	0.55	0.65	0.80	0.85
Expense Reduction(3)	(0.01)	(0.01)	(0.01)	(0.06)
Net Annual Fund Operating Expenses	0.54	0.64	0.79	0.79

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.30% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.55% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

PIMCO has contractually agreed, through July 31, 2010, to waive a portion of its advisory fee equal to 0.01% of average daily net assets. Additionally, PIMCO has contractually agreed, through July 31, 2010, to waive a portion of its supervisory and administrative fee equal to 0.05% of average daily net assets attributable in the aggregate to the Fund’s Class D shares.

Prospectus	54

PIMCO High Yield Municipal Bond Fund (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$55	$175	$306	$688
Class P	65	207	361	809
Administrative Class	81	254	443	989
Class D	81	265	465	1,043

55	PIMCO Funds

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Prospectus	56

PIMCO Income Fund	Ticker Symbols: PIMIX (Inst. Class) PONPX (Class P) PIINX (Admin. Class) PONDX (Class D)

Principal Investments and Strategies	Investment Objectives The Fund’s primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective.	Fund Focus Broad range of Fixed Income Instruments Average Portfolio Duration 2-8 years	Credit Quality Caa to Aaa; maximum 50% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund will generally allocate its assets among several investment sectors, which may include, without limitation: (i) high yield securities (“junk bonds”) and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; (ii) fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; (iii) mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. However, the Fund is not required to gain exposure to any one investment sector, and the Fund’s exposure to any one investment sector will vary over time. The average portfolio duration of this Fund normally varies from two to eight years based on PIMCO’s forecast for interest rates.

The Fund may invest up to 50% of its total assets in high yield securities rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in securities denominated in foreign currencies. The Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class P shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

57	PIMCO Funds

PIMCO Income Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	4.94%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Qtr. ’08)	-0.14%
Lowest (3rd Qtr. ’08)	-2.38%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (3/30/07)
Institutional Class Return Before Taxes	-5.46%	-0.29%
Institutional Class Return After Taxes on Distributions(1)	-7.65%	-2.45%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-3.51%	-1.43%
P Class Return Before Taxes	-5.55%	-0.39%
Administrative Class Return Before Taxes	-5.73%	-0.54%
D Class Return Before Taxes	-5.77%	-0.60%
Barclays Capital U.S. Aggregate Index(2)	5.24%	6.07%
Lipper Multi-Sector Income Funds Average(3)	-14.26%	-7.32%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Multi-Sector Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment grade. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.45%	0.55%	0.45%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.61	0.61	0.60	0.55
Total Annual Fund Operating Expenses(4)	1.06	1.16	1.30	1.30
Expense Reduction(5)	(0.05)	(0.05)	(0.05)	(0.05)
Net Annual Fund Operating Expenses	1.01	1.11	1.25	1.25

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.25% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.50% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Prospectus	58

PIMCO Income Fund (continued)

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.45%, 0.55%, 0.70% and 0.75%, respectively for Institutional Class, Class P, Administrative Class and Class D shares.
(5)	PIMCO has contractually agreed, through July 31, 2010, to waive a portion of its advisory fee equal to 0.05% of average daily net assets.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$103	$333	$580	$1,289
Class P	113	363	633	1,404
Administrative Class	127	407	708	1,563
Class D	127	407	708	1,563

59	PIMCO Funds

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Prospectus	60

PIMCO Investment Grade Corporate Bond Fund	Ticker Symbols: PIGIX (Inst. Class) PBDPX (Class P) PGCAX (Admin. Class) PBDDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Corporate fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Credit Investment Grade Index, (formerly named the Lehman Brothers Credit Investment Grade Index) which as of June 30, 2009 was 5.99 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), Administrative Class shares (September 30, 2002) and Class D shares (July 30, 2004), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

61	PIMCO Funds

PIMCO Investment Grade Corporate Bond Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	6.14%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ’08)	7.50%
Lowest (3rd Qtr. ’08)	-5.26%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (4/28/00)(4)
Institutional Class Return Before Taxes	1.89%	4.33%	7.32%
Institutional Class Return After Taxes on Distributions(1)	0.02%	2.49%	4.68%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	1.29%	2.63%	4.69%
P Class Return Before Taxes	1.78%	4.23%	7.21%
Administrative Class Return Before Taxes	1.65%	4.07%	7.05%
D Class Return Before Taxes	1.48%	3.91%	6.89%
Barclays Capital Credit Investment Grade Index(2)	-3.08%	2.65%	5.79%
Lipper Intermediate Investment Grade Debt Fund Average(3)	-4.37%	1.76%	4.41%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

Barclays Capital Credit Investment Grade Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. Performance does not reflect deductions for taxes.

(4)	The Fund began operations on 4/28/00. Index comparisons began on 4/30/00.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.50%	0.60%	0.50%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Total Annual Fund Operating Expenses	0.50	0.60	0.75	0.90

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Class P	61	192	335	750
Administrative Class	77	240	417	930
Class D	92	287	498	1,108

Prospectus	62

PIMCO Long Duration Total Return Fund	Ticker Symbols: PLRIX (Inst. Class) PLRPX (Class P) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Long Term Government/Credit Index (formerly named the Lehman Brothers Long Term Government/Credit Index), which as of June 30, 2009 was 11.60 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (September 11, 2008), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

63	PIMCO Funds

PIMCO Long Duration Total Return Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	-1.64%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ’08)	16.10%
Lowest (3rd Qtr. ’08)	-4.13%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (8/31/06)
Institutional Class Return Before Taxes	12.38%	9.79%
Institutional Class Return After Taxes on Distributions(1)	10.13%	7.73%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	7.99%	7.12%
P Class Return Before Taxes	12.27%	9.68%
Barclays Capital Long-Term Government/Credit Index(2)	8.44%	7.66%
Lipper Corporate Debt Funds BBB-Rated Fund Average(3)	-8.85%	-0.92%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Corporate Debt Funds BBB-Rated Fund Average consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class
Management Fees(1)	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25
Other Expenses(2)	0.01	0.01	0.01
Total Annual Fund Operating Expenses(3)	0.51	0.61	0.76

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	Total Annual Fund Operating Expenses excluding interest expense is 0.50%, 0.60% and 0.75%, respectively for Institutional Class, Class P and Administrative Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$164	$285	$640
Class P	62	195	340	762
Administrative Class	78	243	422	942

Prospectus	64

PIMCO Long-Term Credit Fund	Ticker Symbols: PTCIX (Inst. Class) N/A (Class P) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 20% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Fund’s benchmark, the Barclays Capital U.S. Long Credit Index, which as of June 30, 2009, was 11.42 years. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. Consistent with other investment limitations, the Fund may invest, without limitation, in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

65	PIMCO Funds

PIMCO Long-Term Credit Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class
Management Fees(1)	0.55%	0.65%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25
Other Expenses(2)	0.01	0.01	0.01
Total Annual Fund Operating Expenses	0.56	0.66	0.81
Expense Reduction(3)	(0.01)	(0.01)	(0.01)
Net Annual Fund Operating Expenses	0.55	0.65	0.80

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)	“Other Expenses” reflect estimated organizational expenses for the Fund’s first fiscal year.
(3)

PIMCO has contractually agreed, through July 31, 2010, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to Institutional Class, Class P and Administrative Class shares, respectively (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees, plus such recoupment, do not exceed the Expense Limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years
Institutional Class	$56	$176
Class P	66	208
Administrative Class	82	255

Prospectus	66

PIMCO Long-Term U.S. Government Fund	Ticker Symbols: PGOVX (Inst. Class) PLTPX (Class P) PLGBX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity fixed income securities Average Portfolio Duration ≥ 8 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality and may only invest up to 25% of its total assets in securities rated Aa by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk	• Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

67	PIMCO Funds

PIMCO Long-Term U.S. Government Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	-4.17%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ’08)	13.59%
Lowest (2nd Qtr. ’04)	-6.05%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	13.60%	7.14%	7.36%
Institutional Class Return After Taxes on Distributions(1)	11.64%	5.36%	5.12%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	8.73%	5.06%	4.96%
P Class Return Before Taxes	13.48%	7.04%	7.27%
Administrative Class Return Before Taxes	13.32%	6.88%	7.10%
Barclays Capital Long-Term Treasury Index(2)	24.03%	9.73%	8.10%
Lipper General U.S. Government Fund Average(3)	7.27%	4.18%	4.68%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper General U.S. Government Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. government and agency issues. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class
Management Fees(1)	0.475%	0.575%	0.475%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25
Other Expenses(2)	0.03	0.03	0.03
Total Annual Fund Operating Expenses(3)	0.505	0.605	0.755

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	Total Annual Fund Operating Expenses excluding interest expense are 0.475%, 0.575% and 0.725%, respectively for Institutional Class, Class P and Administrative Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$52	$162	$282	$634
Class P	62	194	338	756
Administrative Class	77	241	420	936

Prospectus	68

PIMCO Low Duration Fund II	Ticker Symbols: PLDTX (Inst. Class) PDFAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments Average Portfolio Duration 1-3 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk	• Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

69	PIMCO Funds

PIMCO Low Duration Fund II (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	4.89%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ’01)	3.70%
Lowest (3rd Qtr. ’08)	-3.68%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-0.06%	2.81%	4.15%
Institutional Class Return After Taxes on Distributions(1)	-1.43%	1.49%	2.36%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-0.01%	1.64%	2.45%
Administrative Class Return Before Taxes	-0.31%	2.55%	3.89%
Merrill Lynch 1-3 Year U.S. Treasury Index(2)	6.61%	4.06%	4.71%
Lipper Short Investment Grade Debt Fund Average(3)	-5.92%	0.83%	3.16%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)

Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct Sovereign debt of the U.S. Government having a maturity of at least 1 year and less than 3 years. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Short Investment Grade Debt Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Administrative Class
Management Fees(1)	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Total Annual Fund Operating Expenses	0.50	0.75

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628
Administrative Class	77	240	417	930

Prospectus	70

PIMCO Low Duration Fund III	Ticker Symbols: PLDIX (Inst. Class) N/A (Class P) PDRAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments with prohibitions on firms engaged in socially sensitive practices Average Portfolio Duration 1-3 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Administrative Class shares (March 19, 1999), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. Class P of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

71	PIMCO Funds

PIMCO Low Duration Fund III (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	5.84%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ’01)	3.94%
Lowest (3rd Qtr. ’08)	-4.38%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-2.37%	2.52%	4.12%
Institutional Class Return After Taxes on Distributions(1)	-5.20%	0.82%	2.17%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-1.46%	1.19%	2.35%
Administrative Class Return Before Taxes	-2.61%	2.27%	3.87%
Merrill Lynch 1-3 Year U.S. Treasury Index(2)	6.61%	4.06%	4.71%
Lipper Short Investment Grade Debt Fund Average(3)	-5.92%	0.83%	3.16%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the Administrative Class shares will vary.

(2)

Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct Sovereign debt of the U.S. Government having a maturity of at least 1 year and less than 3 years. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Short Investment Grade Debt Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class
Management Fees(1)	0.50%	0.60%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25
Other Expenses(2)	0.70	0.70	0.70
Total Annual Fund Operating Expenses(3)	1.20	1.30	1.45

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy

(3)	Total Annual Fund Operating Expenses excluding interest expense are 0.50%, 0.60%, 0.75%, respectively for Institutional Class, Class P and Administrative Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$122	$381	$660	$1,455
Class P	132	412	713	1,568
Administrative Class	148	459	792	1,735

Prospectus	72

PIMCO Moderate Duration Fund	Ticker Symbols: PMDRX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Intermediate Government/Credit Index, which as of June 30, 2009 was 3.87 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

73	PIMCO Funds

PIMCO Moderate Duration Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	5.27%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘08)	6.70%
Lowest (3rd Qtr. ‘08)	-4.01%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	3.86%	4.25%	5.66%
Institutional Class Return After Taxes on Distributions(1)	1.72%	2.51%	3.55%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	2.58%	2.62%	3.57%
Barclays Capital Intermediate Government/Credit Index(2)	5.08%	4.21%	5.43%
Lipper Short Intermediate Investment Grade Debt Fund Average(3)	-2.82%	1.80%	3.78%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

Barclays Capital Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper Short Intermediate Investment Grade Debt Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Administrative Class
Management Fees(1)	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(2)	0.08	0.08
Total Annual Fund Operating Expenses(3)	0.54	0.79

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	Total Annual Fund Operating Expenses excluding interest expense are 0.46% and 0.71%, respectively for Institutional and Administrative Class shares.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$55	$173	$302	$677
Administrative Class	81	252	439	978

Prospectus	74

PIMCO Money Market Fund	Ticker Symbols: PMIXX (Inst. Class) PMFXX (Class P) PMAXX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality Minimum 95% of total assets rated Prime 1; ≤ 5% of total assets rated Prime 2 Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in or obligations issued by U.S. banks.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, although certain investments in the Fund are guaranteed by the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. The Program imposes a number of restrictions and conditions and does not protect shares in the Fund acquired by an investor after September 19, 2008 above the total amount owned by the investor on that date. See “Management of the Funds—Temporary Guarantee and Fee Waivers” for additional information. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Foreign (Non-U.S.) Investment Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Class P of the Fund has not commenced operations as of the date of this prospectus. To obtain the Fund’s current yield, call 1-800-927-4648. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

75	PIMCO Funds

PIMCO Money Market Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	0.10%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘00)	1.61%
Lowest (3rd Qtr. ‘03)	0.18%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	2.32%	3.23%	3.34%
Institutional Class Return After Taxes on Distributions(1)	1.50%	2.09%	2.09%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	1.50%	2.09%	2.09%
Administrative Class Return Before Taxes	2.07%	2.97%	3.08%
Citigroup 3-Month Treasury Bill Index(2)	1.80%	3.10%	3.30%
Lipper Institutional Money Market Fund Average(3)	2.50%	3.20%	3.34%

(1)

Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(2)

Lipper Institutional Money Market Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted maturities of less than 90 days. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class
Management Fees(1)	0.32%	0.42%	0.32%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25
Other Expenses(2)	0.02	0.02	0.02
Total Annual Fund Operating Expenses Fee(3)	0.34	0.44	0.59

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

”Other Expenses” reflect the payment to the U.S. Department of the Treasury for the Fund’s participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. See “Management of the Funds—Temporary Guarantee and Fee Waivers” for additional information.

(3)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses. See “Management of the Funds—Temporary Guarantee and Fee Waivers” for additional information. Such waivers, if any, are not shown in the above table.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$35	$109	$191	$431
Class P	45	141	246	555
Administrative Class	52	181	321	730

Prospectus	76

PIMCO Mortgage-Backed Securities Fund	Ticker Symbols: PTRIX (Inst. Class) PMRPX (Class P) PMTAX (Admin. Class) PTMDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity mortgage-related Fixed Income Instruments Average Portfolio Duration 1-7 years	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Administrative Class shares (December 13, 2001), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

77	PIMCO Funds

PIMCO Mortgage-Backed Securities Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	7.15%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ‘01)	4.66%
Lowest (4th Qtr. ‘08)	-1.48%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-0.44%	3.93%	5.75%
Institutional Class Return After Taxes on Distributions(1)	-2.63%	2.10%	3.54%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-0.21%	2.30%	3.58%
P Class Return Before Taxes	-0.55%	3.83%	5.64%
Administrative Class Return Before Taxes	-0.68%	3.68%	5.49%
D Class Return Before Taxes	-0.84%	3.52%	5.33%
Barclays Capital U.S. MBS Fixed Rate Index(2)	8.52%	5.59%	6.07%
Lipper U.S. Mortgage Fund Average(3)	-1.31%	2.61%	4.14%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

Barclays Capital U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper U.S. Mortgage Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.50%	0.60%	0.50%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	1.10	1.21	1.14	1.12
Total Annual Fund Operating Expenses(4)	1.60	1.81	1.89	2.02

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.50%, 0.60%, 0.75% and 0.90%, respectively for Institutional Class, Class P, Administrative Class and Class D shares.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$163	$505	$871	$1,900
Class P	184	569	980	2,127
Administrative Class	192	594	1,021	2,212
Class D	205	634	1,088	2,348

Prospectus	78

PIMCO Municipal Bond Fund	Ticker Symbols: PFMIX (Inst. Class) PMUPX (Class P) PMNAX (Admin. Class) PMBDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 3-10 years	Credit Quality Ba to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally varies from three to ten years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual expenses paid by Class P shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

79	PIMCO Funds

PIMCO Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	10.23%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Qtr. ‘02)	4.06%
Lowest (4th Qtr. ‘08)	-12.47%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 years	10 Years
Institutional Class Return Before Taxes	-19.63%	-1.80%	1.77%
Institutional Class Return After Taxes on Distributions(1)	-19.82%	-1.89%	1.28%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-11.35%	-0.86%	1.77%
P Class Return Before Taxes	-19.72%	-1.94%	1.63%
Administrative Class Return Before Taxes	-19.83%	-2.05%	1.52%
D Class Return Before Taxes	-19.88%	-2.14%	1.42%
Barclays Capital Municipal Bond Index(2)	-2.47%	2.71%	4.26%
Lipper General Municipal Debt Fund Index(3)	-8.94%	0.57%	2.47%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/ 31/ 90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper General Municipal Debt Fund Index consists of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. It does not take into account sales charges. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.465%	0.565%	0.465%	0.525%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	N/A	0.001	N/A	N/A
Total Annual Fund Operating Expenses(4)	0.465	0.566	0.715	0.775

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.30% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.55% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Prospectus	80

PIMCO Municipal Bond Fund (continued)

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.565% for Class P shares.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$48	$149	$260	$585
Class P	58	181	316	709
Administrative Class	73	229	398	889
Class D	79	248	431	960

81	PIMCO Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Prospectus	82

PIMCO MuniGO Fund	Ticker Symbols: PMGOX (Inst. Class) N/A (Class P) N/A (Admin. Class) APNDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks income exempt from federal income tax consistent with preservation of capital.	Fund Focus State, county and city general obligation and pre-refunded municipal bonds (exempt from federal income tax) Average Portfolio Duration See description below	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund’s Municipal Bond investments will primarily consist of state, county and city general obligation and pre-refunded Municipal Bonds. The Fund may also invest in U.S. Treasury securities and other obligations of the U.S. Government (including its agencies and instrumentalities) and money market instruments.

The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Municipal GO Bond Index, which as of June 30, 2009, was 7.84 years. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in Municipal Bonds of issuers in California. To the extent that the Fund concentrates its investments in California, it will be subject to California State-Specific Risk. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Liquidity Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Management Risk • California State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

83	PIMCO Funds

PIMCO MuniGO Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.40%	0.50%	0.40%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.09	0.09	0.09	0.09
Total Annual Fund Operating Expenses	0.49	0.59	0.74	0.84
Expense Reduction(4)	(0.09)	(0.09)	(0.09)	(0.09)
Net Annual Fund Operating Expenses	0.40	0.50	0.65	0.75

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.30% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.55% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)	“Other Expenses” reflect estimated organizational expenses for the Fund’s first fiscal year.
(4)

PIMCO has contractually agreed, through July 31, 2010, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to Institutional Class, Class P, Administrative Class and Class D shares, respectively (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees, plus such recoupment, do not exceed the Expense Limit.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years
Institutional Class	$41	$128
Class P	51	160
Administrative Class	66	208
Class D	77	240

Prospectus	84

PIMCO New York Municipal Bond Fund	Ticker Symbols: PNYIX (Inst. Class) PNYPX (Class P) N/A (Admin. Class) PNYDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax) Average Portfolio Duration 3-12 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. By concentrating its investments in New York, the Fund will be subject to New York State-Specific Risk.

The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies from three to twelve years based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Management Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares. Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class D shares (January 31, 2000), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Class P and Administrative Class of the Fund have not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

85	PIMCO Funds

PIMCO New York Municipal Bond Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	6.53%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Qtr. ‘02)	4.97%
Lowest (3rd Qtr. ‘08)	-3.19%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (8/31/99)
Institutional Class Return Before Taxes	-4.53%	1.89%	4.63%
Institutional Class Return After Taxes on Distributions(1)	-4.70%	1.75%	4.08%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-1.73%	2.05%	4.14%
D Class Return Before Taxes	-4.85%	1.52%	4.25%
Barclays Capital New York Insured Municipal Bond Index(2)	-2.85%	2.65%	4.94%
Lipper New York Municipal Debt Fund Average(3)	-8.64%	0.66%	3.18%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

Barclays Capital New York Insured Municipal Bond Index is an unmanaged index comprised of a broad selection of insured general obligation and revenue bonds of New York issuers with remaining maturities ranging from one year to 30 years. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper New York Municipal Debt Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.445%	0.545%	0.445%	0.525%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Total Annual Fund Operating Expenses	0.445	0.545	0.695	0.775

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.30% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.55% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$143	$249	$561
Class P	56	175	305	683
Administrative Class	71	222	387	865
Class D	79	248	431	960

Prospectus	86

PIMCO Short Duration Municipal Income Fund	Ticker Symbols: PSDIX (Inst. Class) PSDPX (Class P) PSDMX (Admin. Class) PSDDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital.	Fund Focus Short to intermediate maturity municipal securities (exempt from federal income tax) Average Portfolio Duration ≤ 3 years	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), Administrative Class shares (October 22, 2002) and Class D shares (January 31, 2000), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

87	PIMCO Funds

PIMCO Short Duration Municipal Income Fund (continued)

Calendar Year TotalReturns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	5.39%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘00)	2.01%
Lowest (4th Qtr. ‘08)	-10.91%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (8/31/99)
Institutional Class Return Before Taxes	-13.72%	-1.30%	1.13%
Institutional Class Return After Taxes on Distributions(1)	-13.87%	-1.38%	0.73%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-7.69%	-0.60%	1.12%
P Class Return Before Taxes	-13.83%	-1.43%	1.01%
Administrative Class Return Before Taxes	-13.94%	-1.53%	0.89%
D Class Return Before Taxes	-14.07%	-1.68%	0.73%
Barclays Capital 1 Year Municipal Bond Index(2)	4.57%	2.93%	3.45%
Lipper Short Municipal Debt Fund Average(3)	0.12%	1.66%	2.88%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

(2)

Barclays Capital 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper Short Municipal Debt Fund Average is a total performance average of funds tracked by Lipper, Inc. that invest in municipal debt issues with dollar-weighted maturities of less than three years. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.35%	0.45%	0.35%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Total Annual Fund Operating Expenses	0.35	0.45	0.60	0.75

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.30% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.55% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$113	$197	$443
Class P	46	144	252	567
Administrative Class	61	192	335	750
Class D	77	240	417	930

Prospectus	88

PIMCO Treasury Money Market Fund	Ticker Symbols: PGFXX (Class M) PTPXX (Class P) PGMXX (Admin. Class) PTDXX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus U.S. government securities Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality AAA equivalent Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Credit Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Returns Table is included.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class M, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class M	Class P	Administrative Class	Class D
Management Fees(1)	0.18%	0.28%	0.18%	0.18%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.03	0.03	0.03	0.03
Total Annual Fund Operating Expenses	0.21	0.31	0.46	0.46
Expense Reduction(4)	(0.03)	(0.03)	(0.03)	(0.03)
Net Annual Fund Operating Expenses(5)	0.18	0.28	0.43	0.43

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.06% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.31% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)	“Other Expenses” reflect estimated organizational expenses for the Fund’s first fiscal year.
(4)

PIMCO has contractually agreed, through July 31, 2010, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to Class M, Class P, Administrative Class and Class D shares, respectively (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees, plus such recoupment, do not exceed the Expense Limit.

(5)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses. See “Management of the Funds—Temporary Guarantee and Fee Waivers” for additional information. Such waivers, if any, are not shown in the above table.

89	PIMCO Funds

PIMCO Treasury Money Market Fund (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Class M, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3
Class M	$18	$60
Class P	29	92
Administrative Class	44	140
Class D	44	140

Prospectus	90

PIMCO Unconstrained Bond Fund	Ticker Symbols: PFIUX (Inst. Class) PUCPX (Class P) N/A (Admin. Class) PUBDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term return, consistent with preservation of capital and prudent investment management	Fund Focus Broad range of Fixed Income Instruments Average Portfolio Duration (-3) to 8 years	Credit Quality Maximum 40% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from negative 3 years to (positive) 8 years based on PIMCO’s forecast for interest rates.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

91	PIMCO Funds

PIMCO Unconstrained Bond Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.90%	1.00%	0.90%	1.05%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses(4)	0.91	1.01	1.16	1.31

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.45% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.70% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.00%, 1.15% and 1.30%, respectively, for Institutional Class, Class P, Administrative Class and Class D shares.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$93	$290	$504	$1,120
Class P	103	322	558	1,236
Administrative Class	118	368	638	1,409
Class D	133	415	718	1,579

Prospectus	92

PIMCO Unconstrained Tax Managed Bond Fund	Ticker Symbols: PUTIX (Inst. Class) PUTPX (Class P) N/A (Admin. Class) ATMDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term after tax return, consistent with preservation of capital and prudent investment management	Fund Focus Broad range of Fixed Income Instruments Average Portfolio Duration (-3) to 10 years	Credit Quality Maximum 40% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from negative 3 years to (positive) 10 years based on PIMCO’s forecast for interest rates.

The Fund seeks to invest under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 50% of its total assets in securities denominated in foreign currencies. The Fund may invest up to 50% of its total assets in securities of foreign issuers. The Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk	• Leveraging Risk • Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

93	PIMCO Funds

PIMCO Unconstrained Tax Managed Bond Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.70%	0.80%	0.70%	0.85%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Total Annual Fund Operating Expenses	0.70	0.80	0.95	1.10

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.45% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.70% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years
Institutional Class	$72	$224
Class P	82	255
Administrative Class	97	303
Class D	112	350

Prospectus	94

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Credit Risk	A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings . Municipal Bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. To the extent that the Money Market Fund invests 25% or more of its assets in obligations issued by U.S. banks, the Fund will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations.

High Yield Risk	Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

95	PIMCO Funds

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk	The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk	The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related

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securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk	A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Emerging Markets Risk	Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk	If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk	Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. Certain Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to

97	PIMCO Funds

be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Smaller Company Risk	The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

California State-Specific Risk	A Fund that concentrates its investments in California Municipal Bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State-Specific Risk	A Fund that concentrates its investments in New York Municipal Bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York Municipal Bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York Municipal Bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Municipal Project-Specific Risk	A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Infrastructure Risk

To the extent a Fund invests in infrastructure entities, projects and assets, the Fund may be sensitive to adverse economic, regulatory, political or other developments. Infrastructure entities may be subject to a variety of events that adversely affect their business or operations, including service interruption due to environmental damage, operational issues, access to and the cost of obtaining capital, and regulation by various governmental authorities. There are substantial differences between regulatory practices and policies in various jurisdictions, and any given regulatory authority may take actions that affect the regulation of instruments or assets in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Infrastructure entities, projects

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and assets may be subject to changes in government regulation of rates charged to customers, government budgetary constraints, the imposition of tariffs and tax laws, and other regulatory policies. Additional factors that may affect the operations of infrastructure entities, projects and assets include innovations in technology that affect the way a company delivers a product or service, significant changes in the use or demand for infrastructure assets, terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. A Fund may invest in entities and assets that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose instruments may react similarly to various events that are unforeseeable.

Short Sale Risk	A Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Management of the Funds

Investment Adviser and Administrator	PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2009, PIMCO had approximately 841 billion in assets under management.

Management Fees	Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee.

•    Advisory Fee.  Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2009, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Advisory Fees
Fund	All Classes
California Intermediate Municipal Bond Fund	0.225%
California Short Duration Municipal Income Fund	0.20%
Convertible Fund	0.40%
Developing Local Markets Fund	0.45%
Diversified Income Fund	0.45%
Emerging Local Bond Fund	0.45%
Emerging Markets Bond Fund	0.45%
Extended Duration Fund	0.25%
Floating Income Fund	0.30%
Foreign Bond Fund (Unhedged)	0.25%
Foreign Bond Fund (U.S. Dollar-Hedged)	0.25%
Global Advantage Strategy Bond Fund	0.40%(1)(2)
Global Bond Fund (Unhedged)	0.25%
Global Bond Fund (U.S. Dollar-Hedged)	0.25%

99	PIMCO Funds

Advisory Fees
Fund	All Classes
GNMA Fund	0.25%
Government Money Market Fund	0.12%
High Yield Municipal Bond Fund	0.30%(3)
Income Fund	0.25%(4)
Investment Grade Corporate Bond	0.25%
Long Duration Total Return Fund	0.25%
Long-Term Credit Fund	0.30%
Long-Term U.S. Government Fund	0.225%
Low Duration Fund II	0.25%
Low Duration Fund III	0.25%
Moderate Duration Fund	0.25%
Money Market Fund	0.12%
Mortgage-Backed Securities Fund	0.25%
Municipal Bond Fund	0.225%
New York Municipal Bond Fund	0.225%
Short Duration Municipal Income Fund	0.20%
Unconstrained Bond Fund	0.60%
Unconstrained Tax Managed Bond Fund	0.40%

(1)	Effective February 24, 2009, the Fund’s advisory fee was reduced by 0.20% to 0.40% per annum.
(2)	Effective February 24, 2009, the Fund is no longer waiving a portion of the advisory fee.
(3)	PIMCO has contractually agreed through July 31, 2010, to waive 0.01% of the advisory fee to 0.29%.
(4)	PIMCO has contractually agreed (through July 31, 2010) to waive 0.05% of the advisory fee to 0.20%.

Additionally, for the Income Fund, PIMCO has contractually agreed, through July 31, 2010, to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the Fund. PIMCO has also contractually agreed for the High Yield Municipal Bond Fund, through July 31, 2010, to waive a portion of its advisory fee equal to 0.01% of average daily net assets of the Fund.

The Emerging Markets and Infrastructure Bond, MuniGO and Treasury Money Market Funds were not operational during the fiscal year ended March 31, 2009. The advisory fee for the Funds is at an annual rate of 0.85%, 0.20% and 0.12%, respectively, based upon the average daily net assets of each Fund taken separately.

A discussion of the basis for the Board of Trustees’ approval of the Funds’ (except the Emerging Markets and Infrastructure Bond, Global Advantage Strategy Bond, Government Money Market, Long-Term Credit, MuniGO, Treasury Money Market and Unconstrained Tax Managed Bond Funds) investment advisory contract is available in the Funds’ Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2008. A discussion of the basis for the Board of Trustees’ approval of the Global Advantage Strategy Bond, Government Money Market, Long-Term Credit and Unconstrained Tax Managed Bond Funds’ investment advisory contract is available in the Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2009. A discussion of the basis for the Board of Trustees’ approval of the Emerging Markets and Infrastructure Bond, MuniGO and Treasury Money Market Funds’ investment advisory contract will be available in the Funds’ Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2009.

•    Supervisory and Administrative Fee.  Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO

Prospectus	100

generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2009, the Funds paid PIMCO monthly supervisory and administrative fees for the Institutional Class, Class M, Class P, Administrative Class and Class D shares at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately):

	Supervisory and Administrative Fee
Fund	Institutional Class	Class M	Class P	Administrative Class	Class D(8)
California Intermediate Municipal Bond Fund	0.22%	N/A	0.32%	0.22%	0.55%
California Short Duration Municipal Income Fund	0.15%	N/A	0.25%	0.15%	0.55%
Convertible Fund	0.25%	N/A	0.35%	0.25%	N/A
Developing Local Markets Fund	0.40%	N/A	0.50%	0.40%	0.80%
Diversified Income Fund	0.30%	N/A	0.40%	0.30%	0.70%
Emerging Local Bond Fund	0.50%	N/A	0.60%	0.50%	0.90%
Emerging Markets Bond Fund	0.40%	N/A	0.50%	0.40%	0.80%
Extended Duration Fund	0.25%	N/A	0.35%	0.25%	N/A
Floating Income Fund	0.25%	N/A	0.35%	0.25%	0.65%
Foreign Bond Fund (Unhedged)	0.25%	N/A	0.35%	0.25%	0.65%(1)
Foreign Bond Fund (U.S. Dollar-Hedged)	0.25%	N/A	0.35%	0.25%	0.65%(1)
Global Advantage Strategy Bond Fund	0.30%(2)(3)	N/A	0.40%(3)(4)	0.30%(2)	0.70%(3)(5)
Global Bond Fund (Unhedged)	0.30%	N/A	0.35%	0.30%	0.70%
Global Bond Fund (U.S. Dollar-Hedged)	0.30%	N/A	0.40%	0.30%	0.70%
GNMA Fund	0.25%	N/A	0.35%	N/A	0.65%
Government Money Market Fund	N/A	0.06%	0.16%	0.06%	0.31%
High Yield Municipal Bond Fund	0.25%	N/A	0.35%	0.25%	0.55%(6)
Income Fund	0.20%	N/A	0.30%	0.20%	0.50%
Investment Grade Corporate Bond Fund	0.25%	N/A	0.35%	0.25%	0.65%
Long Duration Total Return Fund	0.25%	N/A	0.35%	0.25%	N/A
Long-Term Credit Fund	0.25%	N/A	0.35%	0.25%	N/A
Long-Term U.S. Government Fund	0.25%	N/A	0.35%	0.25%	N/A
Low Duration Fund II	0.25%	N/A	0.35%	0.25%	N/A
Low Duration Fund III	0.25%	N/A	0.35%	0.25%	N/A
Moderate Duration Fund	0.21%(7)	N/A	N/A	0.21%(7)	N/A
Money Market Fund	0.20%	N/A	0.30%	0.20%	N/A
Mortgage-Backed Securities Fund	0.25%	N/A	0.35%	0.25%	0.65%
Municipal Bond Fund	0.24%	N/A	0.34%	0.24%	0.55%
New York Municipal Bond Fund	0.22%	N/A	0.32%	0.22%	0.55%
Short Duration Municipal Income Fund	0.15%	N/A	0.25%	0.15%	0.55%
Unconstrained Bond Fund	0.30%	N/A	0.40%	0.30%	0.70%
Unconstrained Tax Managed Bond Fund	0.30%	N/A	0.40%	0.30%	0.70%

(1)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.65% per annum.
(2)	Effective February 24, 2009, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.30% per annum.
(3)	Effective February 24, 2009, the Fund is no longer waiving a portion of the advisory fee or the supervisory and administrative fee.
(4)	Effective February 24, 2009, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.40% per annum.
(5)	Effective February 24, 2009, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.70% per annum.
(6)	PIMCO has contractually agreed through July 31, 2010 to waive 0.05% of the supervisory and administrative fee to 0.50%.
(7)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.01% to 0.21% per annum.
(8)

As described below under “12b-1 Plan for Class D Shares,” the supervision and administration agreement includes a plan adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the supervisory and administrative fee as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the “Annual Fund Operating Expenses” table provided under “Fees and Expenses of the Fund” for each Fund shows the supervisory and administrative fee rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” and “Management Fees.” The table above shows the total supervisory and administrative fee rate, including the 0.25% fee adopted in conformity with Rule 12b-1.

The Emerging Markets and Infrastructure Bond, MuniGO and Treasury Money Market Funds were not operational during the fiscal year ended March 31, 2009. The supervisory and administrative fees for the Institutional Class, Class M, Class P, Administrative Class and Class D shares of the Funds are at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately):

	Supervisory and Administrative Fee
Fund	Institutional Class	Class M	Class P	Administrative Class	Class D
Emerging Markets and Infrastructure Bond Fund	0.40%	N/A	N/A	0.40%	N/A
MuniGO Fund	0.20%	N/A	0.30%	0.20%	0.55%
Treasury Money Market Fund	N/A	0.06%	0.16%	0.06%	0.31%

101	PIMCO Funds

PIMCO has contractually agreed for the Emerging Markets and Infrastructure Bond, Government Money Market, Long-Term Credit, MuniGO and Treasury Money Market Funds, through July 31, 2010, to reduce total annual fund operating expenses for each of these Funds’ separate classes of shares, by waiving a portion of the Fund’s supervisory and administrative fee or reimbursing the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to a separate class of shares, respectively. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods not exceeding three years, provided that organizational expenses and pro rata Trustees’ fees, plus recoupment, do not exceed the Expense Limit.

12b-1 Plan for Class D Shares	The Funds’ supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D supervisory and administrative fees paid under the supervision and administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Although the Funds intend to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), to the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by the relevant rules of the FINRA. Because 12b-1 fees would be paid out of a Fund’s Class D share assets on an ongoing basis, over time these fees would increase the cost of a shareholder’s investment in Class D shares and may cost more than other types of sales charges.

Temporary Guarantee and Fee Waivers	• U.S. Treasury Temporary Guarantee Program. The Board of Trustees of the Trust has approved the continued participation by the Money Market Fund in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. The Program insures shares held by money market fund investors as of the close of business September 19, 2008 against loss in the event that a money market fund’s net asset value per share falls below $0.995. Following such an occurrence by a fund participating in the Program, shareholders as of September 19, 2008 will receive $1.00 per share upon liquidation of the fund. Shares acquired by investors after September 19, 2008 are not eligible for protection under the Program, except in certain circumstances. Guarantee payments under the Program will not exceed the amount available within the U.S. Department of the Treasury’s Exchange Stabilization Fund on the date of payment.

The Program is designed to address temporary dislocations and to support ongoing stability in the credit markets. The Program was initially scheduled to terminate on December 18, 2008, was extended until April 30, 2009, and was extended again until September 18, 2009. Participation in the Program extensions (i.e., until September 18, 2009) requires a payment to the U.S. Department of the Treasury in the amount of 0.015% of the net asset value of the Fund as of September 19, 2008. This expense will be borne by the Money Market Fund.

•    Temporary Fee Waivers, Reductions and Reimbursements  To maintain certain net yields for the Government Money Market, Money Market and Treasury Money Market Funds, PIMCO and certain affiliates have entered into a fee and expense limitation agreement with such Funds (the “Agreement”) pursuant to which PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any distribution and/or service (12b-1) fees applicable to a class of a Fund; (ii) second, to the extent necessary, a Fund’s supervisory and administrative fee; and (iii) third, to the extent necessary, a Fund’s advisory fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

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In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO may recoup from a Fund any portion of the supervisory and administrative fee or advisory fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the expense limitation agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of a Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Funds will not reimburse PIMCO or its affiliates for any portion of the distribution and/or service fees (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Funds will maintain a positive net yield.

To the extent PIMCO or its affiliates waive, reduce or reimburse any portion of the distribution and/or service (12b-1) fees pursuant to the Agreement, PIMCO or its affiliates may pay or reimburse financial institutions for services for which such financial institutions normally receive distribution and/or service (12b-1) fees from the applicable Fund out of PIMCO’s or its affiliates’ own assets. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Funds. Such activities by PIMCO or its affiliates may provide incentives to financial institutions to sell shares of the Funds. Additionally, these activities may give PIMCO or its affiliates additional access to sales representatives of such financial institutions, which may increase sales Fund shares.

Individual Portfolio Managers	The following individuals have primary responsibility for managing each of the Funds.

Fund	Portfolio Manager	Since		Recent Professional Experience

California Intermediate Municipal Bond California Short Duration Municipal Income High Yield Municipal Bond Municipal Bond MuniGO New York Municipal Bond Short Duration Municipal Income	John Cummings	10/05 8/06 7/06 12/08 7/09 12/08 12/08	* * *	Executive Vice President, PIMCO. He joined PIMCO in 2002. Prior to joining PIMCO, he served as Vice President of Municipal Trading at Goldman, Sachs & Co. Mr. Cummings joined Goldman, Sachs & Co. in 1997.

Convertible Low Duration II Low Duration III Moderate Duration	William H. Gross	5/09 5/87 10/91 12/96	* * *	Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. Mr. Gross has been associated with PIMCO since 1971.

Diversified Income Emerging Markets Bond Floating Income	Curtis Mewbourne	10/05 4/09 10/05		Managing Director, PIMCO. He is a Portfolio Manager and senior member of PIMCO’s portfolio management and strategy group, specializing in credit portfolios. He joined PIMCO in 1999.

Developing Local Markets Emerging Local Bond	Michael Gomez	5/05 12/06	* *	Executive Vice President, PIMCO. He has been a member of the emerging markets team since joining PIMCO in 2003. Prior to joining PIMCO, Mr. Gomez was associated with Goldman Sachs where he was responsible for proprietary trading of bonds issued by Latin American countries. Mr. Gomez joined Goldman Sachs in July 1999.

Emerging Markets and Infrastructure Bond	Brigitte Posch	7/09	*	Executive Vice President, PIMCO. She joined PIMCO in 2008 and is a member of the emerging markets portfolio management team. Prior to joining PIMCO, she was a managing director and head of Latin American securitization and trading at Deutsche Bank (2006-2008). Ms. Posch was previously a director with Ambac, responsible for developing asset- and mortgage-backed securities in emerging markets (2005-2006). Before joining Ambac, she was a vice president and senior credit officer with Moody’s Investors Service (1998-2005).

Extended Duration Long-Term U.S. Government Long Duration Total Return	Stephen Rodosky	7/07 7/07 7/07		Executive Vice President, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.

Foreign Bond (Unhedged) Foreign Bond (U.S. Dollar-Hedged) Global Bond (Unhedged) Global Bond (U.S. Dollar-Hedged)	Scott A. Mather	2/08 2/08 2/08 2/08		Managing Director, PIMCO. He is a member of PIMCO’s Investment Committee and head of global portfolio management. Mr. Mather joined PIMCO in 1998.

103	PIMCO Funds

Fund	Portfolio Manager	Since		Recent Professional Experience

Global Advantage Strategy Bond	Mohamed El- Erian***	2/09	*	Co-CEO and Co-CIO, PIMCO. He re-joined PIMCO in December 2007 after serving for 2 years as President and CEO of Harvard Management Company (HMC), the entity that manages Harvard University’s endowment and related accounts. Dr. El-Erian also served as a member of the faculty of Harvard Business School and as deputy treasurer of Harvard University. Dr. El-Erian initially joined PIMCO in 1999 and was a Managing Director and a senior member of PIMCO’s portfolio management and investment strategy group.

	Ramin Toloui***	2/09	*	Executive Vice President, PIMCO. He joined PIMCO in 2006 and is a portfolio manager specializing in global economics and emerging markets. Prior to joining PIMCO, he worked for seven years in the international division of the U.S. Department of the Treasury, including as director of the Office of the Western Hemisphere and senior advisor to the Under Secretary for International Affairs.

GNMA Mortgage-Backed Securities	W. Scott Simon	10/01 4/00		Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a Senior Managing Director and co-head of mortgage-backed security pass-through trading at Bear Stearns & Co.

Income	Daniel J. Ivascyn	3/07	*	Managing Director, PIMCO. He joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group as well as T. Rowe Price and Fidelity Investments.

Investment Grade Corporate Bond Long-Term Credit	Mark Kiesel	11/02 3/09		Executive Vice President, PIMCO. He is a Portfolio Manager and a senior member of PIMCO's investment strategy group. He has served as a Portfolio Manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Government Money Market Money Market Treasury Money Market	Paul A. McCulley	1/09 11/99 **	*	Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide.

Unconstrained Bond Unconstrained Tax Managed Bond Fund	Chris Dialynas	6/08 1/09	* *	Managing Director, PIMCO. He joined PIMCO in 1980 and is a senior member of PIMCO’s investment strategy group.

*	Since inception of the Fund.
**	As of the date of this prospectus, the Fund has not commenced operations.
***	Dr. El-Erian has overall responsibility for managing the Fund. Mr. Toloui is responsible for portfolio construction and security selection.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation and the portfolio managers’ ownership of shares of the Funds.

Distributor	The Trust’s Distributor is Allianz Global Investors Distributors LLC (“AGID” or “Distributor”), an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”), PIMCO’s parent company. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters	Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including the Trust and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of the Trust, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the Trust and Allianz Funds during specified periods, or as derivative actions on behalf of the Trust and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages, plus interest, and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

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These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of the Trust and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of the Trust, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of the Trust or on behalf of the Trust itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust’s motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named as a nominal defendant. Thus, at present the Trust is not a party to any “market timing” lawsuit.

PIMCO, a subsidiary of Allianz Global Investors of America L.P., and the Trust are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management currently believes that the complaint is without merit and PIMCO and the Trust intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to the Funds. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Classes of Shares—

Institutional Class, Class M, Class P, Administrative Class and Class D Shares

The Trust offers investors Institutional Class, Class M, Class P, Administrative Class and Class D shares of the Funds in this prospectus.

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The Funds do not charge any sales charges (loads) or other fees in connection with purchases, redemptions or exchanges of Institutional Class, Class M, Class P, Administrative Class or Class D shares of the Funds offered in this prospectus.

•    Service and Distribution (12b-1) Fees—Administrative Class Shares.  The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act.

Each Plan allows the Funds to use their Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for costs and expenses incurred in connection with providing certain administrative services to Administrative Class shareholders.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares, and Distribution Plan fees may cost an investor more than other types of sales charges.

•    Arrangements with Service Agents—Institutional Class, Class M, Class P and Administrative Class Shares.  Institutional Class, Class M, Class P and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

With respect to Class M shares, PIMCO and/or its affiliates make payments to selected financial intermediaries (“service agents”) for providing sub-accounting, administrative and/or shareholder processing services that are in addition to the supervisory and administrative fees paid by the Fund. The actual services provided, and the payments made for such services, vary from firm to firm. PIMCO and/or its affiliates will pay an amount that may be based on a fixed dollar amount, the number of customer accounts maintained by the institution, or a percentage of the value of shares sold to, or held by, customers of the service agent out of PIMCO’s and/or its affiliates’ resources, including the Class M supervisory and administrative fees paid under the

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Trust’s supervision and administration agreement, to service agents for providing the services described above. Payments described above may be material to service agents relative to other compensation paid by the Fund and/or PIMCO and/or its affiliates and may be in addition to other fees, such as the revenue sharing or “shelf space” fees paid to such service agents. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not audit the service agents to determine whether such agents are providing the services for which they are receiving such payments.

In addition, PIMCO and/or its affiliates makes payments to selected brokers and other financial intermediaries (“service agents”) for providing administrative, sub-transfer agency, sub-accounting and other shareholder services to shareholders holding Class P shares in nominee or street name, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; collecting and posting distributions to shareholder accounts; capturing and processing tax data; processing and mailing trade confirmations, monthly statements, prospectuses, shareholder reports and other SEC-required communications; and performing similar account administrative services. The actual services provided, and the payments made for such services, vary from firm to firm. PIMCO currently estimates that it and/or its affiliates will pay up to 0.10% per annum of the value of assets in the relevant accounts for providing the services described above. Payments described above may be material to service agents relative to other compensation paid by the Funds and/or PIMCO and/or its affiliates and may be in addition to other fees, such as the revenue sharing or “shelf space” fees paid to such service agents. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not audit the service agents to determine whether such agents are providing the services for which they are receiving such payments.

•    Financial Service Firms—Class D Shares.  Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by a shareholder’s account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. A firm may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on Class D shares of the Funds.

A financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by a Fund, the Administrator or another affiliate of the Fund (at an annual rate generally not to exceed 0.35% (up to 0.25% may be paid by the Fund) of the Fund’s average daily net assets attributable to its Class D shares purchased through such firm for its clients, although payments with respect to shares in retirement plans are often higher). A firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares

107	PIMCO Funds

or the reinvestment of dividends. Shareholders who hold Class D shares of a Fund through a financial service firm should contact that firm for information.

This prospectus should be read in connection with a financial service firm’s materials regarding its fees and services.

•    Payments to Financial Firms—Class D Shares  Some or all of the distribution fees and servicing fees described above for Class D shares are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which a shareholder purchases shares. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, AGID, PIMCO and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The payments described above are made at the Distributor’s expense. These payments may be made to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate, although the actual termination date is not known. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Class D shares of a Fund through a financial service firm

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should consult with the shareholder’s financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

•    Payments by PIMCO.  From time to time, PIMCO may pay or reimburse broker-dealers, banks, recordkeepers or other financial institutions for PIMCO’s attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO’s own assets and at no cost to the Funds. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Funds. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Funds. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Fund shares.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Funds with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

Purchases, Redemptions and Exchanges

Purchasing Shares—Institutional Class, Class M, Class P, Administrative Class Shares	Investors may purchase Institutional Class, Class M, Class P and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Class M shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, high net worth individuals, and through intermediary trading platforms and portals that provide specialized sub-accounting and shareholder processing services. Class M shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.

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Class P shares are offered through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Broker-dealers, other intermediaries, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase Class P shares. These entities may purchase Class P shares only if the plan or program for which the shares are being acquired will not require a Fund to pay any type of administrative payment per participant account to any third party.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either Institutional Class, Class M, Class P or Administrative Class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party. Shares may be offered to clients of PIMCO and its affiliates, and to the benefit plans of PIMCO and its affiliates.

•    Investment Minimums.  The minimum initial investment for shares of the Institutional Class, Class M, Class P and Administrative Class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The Trust or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

•    Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105. A Client Registration Application may be obtained by calling 1-800-927-4648.

Except as described below, an investor may purchase Institutional Class, Class M, Class P and Administrative Class shares only by wiring federal funds to the Trust’s transfer agent, Boston Financial Data Services — Midwest (“Transfer Agent”), 330 West 9th Street, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, and amount being wired.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers, or in other circumstances as may be agreed by PIMCO.

•    Additional Investments.  An investor may purchase additional Institutional Class, Class M, Class P and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•    Other Purchase Information.  Purchases of a Fund’s Institutional Class, Class M, Class P and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

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The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•    Retirement Plans.  Institutional Class, Class M, Class P and Administrative Class shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Purchasing Shares— Class D Shares	Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms—Class D Shares” above.

Class D shares are offered through financial service firms. In connection with purchases, a financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge for such services. To purchase shares of the Funds directly from the Distributor, an investor should inquire about the other classes of shares offered by the Trust. An investor may call the Distributor at 1-800-426-0107 for information about other investment options.

Class D shares of the Funds will be held in a shareholder’s account at a financial service firm and, generally, the firm will hold a shareholder’s Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and a shareholder may obtain information about accounts only through the financial service firm. In certain circumstances, the firm may arrange to have shares held in a shareholder’s name or a shareholder’s may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, a shareholder may contact the Distributor at 1-800-426-0107 for information about the account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

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The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Investment Minimums.  The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

A financial service firm may impose different investment minimums than the Trust. For example, if a shareholder’s firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when a shareholder invests in Class D shares of the Fund through the firm. A Class D shareholder should contact the financial service firm for information.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations	Except for the Government Money Market and Treasury Money Market Funds, a purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

With respect to the Government Money Market and Treasury Money Market Funds, a purchase order received by the Fund or its designee prior to 5:30 p.m., Eastern time (or an earlier time if the Fund closes early), on a day the Fund is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after 5:30 p.m., Eastern time, will be effected at the NAV determined on the next day that the Fund is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to 5:30 p.m., Eastern time, and communicated to the Fund or its designee prior to such time as agreed upon by the Trust and intermediary will be effected at the NAV determined on the business day the order was received by the broker-dealer or other financial intermediary. The Fund is “open for business” on each day the New York Stock Exchange (“NYSE”) and Federal Reserve Bank of New York (“Federal Reserve”) are open, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders for the Fund will be accepted only on days on which the Fund is open for business.

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Except for the Government Money Market and Treasury Money Market Funds, a redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

With respect to the Government Money Market and Treasury Money Market Funds, a redemption request received by the Fund or its designee prior to 5:30 p.m., Eastern time, on a day the Fund is open for business, is effective on that day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Fund or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to 5:30 p.m., Eastern time, and communicated to the Fund or its designee prior to such time as agreed upon by the Trust and intermediary will be effected at the NAV determined on the business day the order was received by the broker-dealer or other financial intermediary. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may expose the Funds to risks associated with market timing activities. For example, since some of the Funds may invest in non-U.S. securities, they may be subject to the

113	PIMCO Funds

risk that an investor may seek to take advantage of a delay between the change in value of a Fund’s non-U.S. portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods.

First, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of a Fund’s portfolio securities. See “How Fund Shares Are Priced” below for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund.

Verification of Identity	To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.  Name;

2.  Date of birth (for individuals);

3.  Residential or business street address; and

4.  Social security number, taxpayer identification number, or other identifying number.

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Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Redeeming Shares— Institutional Class, Class M, Class P and Administrative Class shares	• Redemptions in Writing. An investor may redeem (sell) Institutional Class, Class M, Class P and Administrative Class shares by submitting a written request to PIMCO Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed by the appropriate persons designated on the Client Registration Application (“Authorized Person”).

Additionally, an investor may request redemptions of shares by sending a facsimile to 1-816-421-2861. Furthermore, an investor that elects to utilize e-mail redemptions on the Client Registration Application (or subsequently in writing) may request redemptions of shares by sending an e-mail to pimcoteam@bfdsmidwest.com. An Authorized Person must state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by mail, by fax or by e-mail as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

•    Redemptions by Telephone.  An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648. An Authorized Person must state his or her name, the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security

115	PIMCO Funds

that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a Medallion signature guaranteed letter of instruction. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

•    Other Redemption Information.  Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by an Authorized Person, and accompanied by a Medallion signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Medallion Signature Guarantee.”

Redeeming Shares— Class D shares	An investor may sell (redeem) Class D shares through the investor’s financial service firm on any day the NYSE is open. An investor does not pay any fees or other charges to the Trust or the Distributor when selling shares, although the financial service firm may charge for its services in processing a redemption request. An investor should contact the firm for details. If an investor is the holder of record of Class D shares, the investor may contact the Distributor at 1-800-426-0107 for information regarding how to sell shares directly to the Trust.

A financial service firm is obligated to transmit an investor’s redemption orders to the Distributor promptly and is responsible for ensuring that a redemption request is in proper form. The financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for its services. Redemption proceeds will be forwarded to the financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Medallion Signature Guarantee.”

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Redemptions in Kind	The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Medallion Signature Guarantee	When a signature guarantee is called for, a “Medallion” signature guarantee will be required. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

A Medallion signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Minimum Account Size	Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

•    Institutional Class, Class M, Class P and Administrative Class. The Trust reserves the right to redeem Institutional Class, Class M, Class P and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

•    Class D. Investors should maintain an account balance in each Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining shares and close that Fund account after giving the investor 60 days to increase the account balance. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or if the aggregate value of all the investor’s holdings in Allianz Funds, Allianz Funds Multi-Strategy Trust and PIMCO Funds accounts exceeds $50,000.

Exchange Privilege	An investor may exchange each class of shares of a Fund for shares of the same class of any other fund of the Trust that offers that class based on the respective NAVs of the shares involved. An investor may also exchange Class M shares of a Fund for Institutional Class shares of any other fund of the Trust that offers Institutional Class shares based on the respective NAVs of the shares involved. An investor may also exchange shares of a Fund for shares of the same class of a fund of Allianz Funds or Allianz Funds Multi-Strategy Trust. Class M shares of a Fund may also be exchanged for Institutional Class shares of a fund of Allianz Funds or Allianz Funds Multi-Strategy Trust. Requests to exchange shares of the Government Money Market or Treasury Money Market Funds for shares of other funds of the Trust, Allianz Funds or Allianz Funds Multi-Strategy Trust received after 4:00 p.m., Eastern time, will be effected at the next day’s NAV for those funds. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

117	PIMCO Funds

An investor may exchange Institutional Class, Class M, Class P and Administrative Class shares of a Fund by following the redemption procedure described above under “Redmptions in Writing” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may exchange or obtain additional information about exchange privileges for Class D shares by contacting the investor’s financial service firm. The financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

Shares of one class of a Fund may also be exchanged directly for shares of another class of the same Fund, subject to any applicable sales charge, as described in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-927-4648. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust, the Trust will begin sending you individual copies.

How Fund Shares Are Priced

The NAV of a Fund’s Institutional Class, Class M, Class P, Administrative Class and Class D shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Except for the Government Money Market and the Treasury Money Market Funds, each Fund’s shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Government Money Market Fund and Treasury Money Market Fund shares are valued as of 5:30 p.m., Eastern time, on each day the NYSE and Federal Reserve are open. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes early, or as permitted by the SEC.

Except for the Government Money Market, Money Market and Treasury Money Market Funds for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity

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of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

The Government Money Market, Money Market and Treasury Money Market Funds’ securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed above under “Abusive Trading Practices.”

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Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The following table shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly
Convertible Fund		•
All other Funds	•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by an Authorized Person, indicating the account number, Fund name(s) and wiring instructions. Shareholders do not pay any sales charges on shares received through the reinvestment of Fund distributions.

With respect to the Funds whose policy it is to declare dividends daily (except the Government Money Market and Treasury Money Market Funds), if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day.

With respect to the Government Money Market and Treasury Money Market Funds, if a purchase order for shares is received prior to 2:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 2:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day. If shares are redeemed, dividends will stop accruing the day prior to the day the shares are redeemed.

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A Class D shareholder may choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of the Fund at NAV. This will be done unless you elect another option.
•

Invest all distributions in Class D shares of any other fund of the Trust, Allianz Funds or Allianz Funds Multi-Strategy Trust which offers Class D shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

•	Receive all distributions in cash (either paid directly or credited to the shareholder’s account with the financial service firm). This option must be elected when the account is set up.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Shareholders do not pay any sales charges on shares received through the reinvestment of Fund distributions. If a shareholder elects to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to the address of record, the Trust’s Transfer Agent will hold the returned checks for the shareholder’s benefit in a non-interest bearing account.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in each Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive unless the distribution is derived from tax-exempt income and is designated as an “exempt-interest dividend.”

•    Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions on taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

•    Taxes on Redemption or Exchanges of Shares.  You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

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•    Returns of Capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

•    A Note on the Municipal Funds.  Dividends paid to shareholders of the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, Municipal Bond, MuniGO, New York Municipal Bond and Short Duration Municipal Income Funds (collectively, the “Municipal Funds”) and derived from Municipal Bond interest are expected to be designated by the Funds as “exempt-interest dividends” and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for “exempt-interest dividends” from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes although the California Intermediate Municipal Bond Fund, California Short Duration Municipal Income Fund and the New York Municipal Bond Fund intend to arrange their affairs so that a portion of such distributions will be exempt from state taxes in the respective state. Each Municipal Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. The interest on “private activity” bonds is a tax-preference item for purposes of the federal alternative minimum tax. As a result, for shareholders that are subject to the alternative minimum tax, income derived from “private activity” bonds will not be exempt from federal income tax. The Municipal Funds seek to produce income that is generally exempt from federal income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to federal income tax. Further, the California Intermediate Municipal Bond, California Short Duration Municipal Income and the New York Municipal Bond Funds seek to produce income that is generally exempt from the relevant state’s income tax and will not provide any state tax benefit to individuals that are not subject to that state’s income tax.

•    A Note on the Unconstrained Tax Managed Bond Fund.  Dividends paid to shareholders of the Fund are expected to be designated by the Fund as “exempt-interest dividends” to the extent that such dividends are derived from Municipal Bond interest and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for “exempt-interest dividends” from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax and will be subject to state tax in most states. The payment of a portion of the Fund’s dividends as dividends exempt from federal income tax will not provide additional tax benefits to investors in tax-sheltered retirement plans or individuals not subject to federal income tax.

Characteristics and Risks of

Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers.

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Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Securities Selection	Certain of the Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities	U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds	Municipal Bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). While still tax-exempt, pre-refunded Municipal Bonds usually will

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bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury or Agency securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sell pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Funds (except Government Money Market, Money Market and Treasury Money Market Funds) may invest, without limitation, in residual interest bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying Municipal Bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying Municipal Bond.

Mortgage-Related and Other Asset-Backed Securities	Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund (except the Government Money Market, Money Market,

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MuniGO and Treasury Money Market Funds) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments	Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities	Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. The Convertible, Developing Local Markets, Diversified Income, Emerging Local Bond, Emerging Markets and Infrastructure Bond, Emerging Markets Bond, Global Advantage Strategy Bond, High Yield Municipal Bond, Unconstrained Bond and Unconstrained Tax Managed Bond Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, each Fund (except the

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Government Money Market, Money Market and Treasury Money Market Funds) may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds	Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure	Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities	Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds

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resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities	Each Fund (except the California Intermediate Municipal Bond, California Short Duration Municipal Income, Government Money Market, High Yield Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income and Treasury Money Market Funds) may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change

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independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•    Emerging Market Securities.  Each Fund that may invest in foreign (non-U.S.) securities (other than the Money Market Fund) may invest in securities and instruments that are economically tied to emerging market countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise

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make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund (except the California Intermediate Municipal Bond, California Short Duration Municipal Income, Government Money Market, High Yield Municipal Bond, Long-Term U.S. Government, Low Duration II, Money Market, Municipal Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income and Treasury Money Market Funds) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies	A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

•    Foreign Currency Transactions.  Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

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Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings	Each Fund (except the Government Money Market and Treasury Money Market Funds) may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund (except the Global Bond Fund (U.S. Dollar-Hedged)) may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets. The Global Bond Fund (U.S. Dollar-Hedged) may not borrow in excess of 10% of the value of its total assets and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

Derivatives	Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

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Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange traded fund would not correlate perfectly with the index upon which the exchange traded fund is based because the fund’s return is net of fees and expenses. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Exchange-Traded Notes	Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate

131	PIMCO Funds

share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities	Each Fund (except the California Intermediate Municipal Bond, California Short Duration Municipal Income, Government Money Market, High Yield Municipal Bond, Money Market, Municipal Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income and Treasury Money Market Funds) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions	Each Fund (except the Government Money Market and Treasury Money Market Funds) may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Investment in Other Investment Companies	Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity Fixed Income Instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay investment advisory or supervisory and administrative fees to PIMCO

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Short Sales

A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other

Prospectus	132

institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. Each Fund making a short sale (other than a “short sale against the box”) must segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. A Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities	Each Fund may invest up to 15% (10% in the case of the Government Money Market, Money Market and Treasury Money Market Funds) of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities	For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Please see the “Financial Highlights” in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year.

Temporary Defensive Strategies	For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environment warrants, and at the discretion of its portfolio manager, some portion of the Government Money Market and Treasury Money Market Funds’ total net assets may be uninvested. Such a strategy may be deemed advisable during periods where the interest rate on

133	PIMCO Funds

newly-issued U.S. Treasury securities is extremely low, or where no interest rate is paid at all. In such case, Fund assets will be held in cash in the Fund’s custody account. Cash assets are not income-generating and would impact a Fund’s current yield.

Changes in Investment Objectives and Policies	The investment objectives of the California Short Duration Municipal Income, Developing Local Markets, Emerging Local Bond, Emerging Markets and Infrastructure Bond, Extended Duration, Floating Income, Foreign Bond (Unhedged), Global Advantage Strategy Bond, Global Bond (U.S. Dollar-Hedged), Government Money Market, High Yield Municipal Bond, Income, Long Duration Total Return, Long-Term Credit, MuniGO, Treasury Money Market, Unconstrained Bond and Unconstrained Tax Managed Bond Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations	Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Each of the Convertible, Developing Local Markets, Emerging Local Bond, Emerging Markets and Infrastructure Bond, Emerging Markets Bond, Floating Income, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Advantage Strategy Bond, Global Bond (Unhedged), Global Bond (U.S. Dollar-Hedged), GNMA, Government Money Market, Investment Grade Corporate Bond, Long-Term Credit, Long-Term U.S. Government Bond, Mortgage-Backed Securities, Treasury Money Market, Unconstrained Bond and Unconstrained Tax-Managed Bond Funds has adopted a non-fundamental investment policy, and each of the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, Municipal Bond, MuniGO, New York Municipal Bond and Short Duration Municipal Income Funds has adopted a fundamental investment policy, to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities	Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Prospectus	134

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, Class M, Class P, Administrative Class and Class D shares of each Fund for the last five fiscal years or, if shorter, the period, since a Fund or class commenced operations. Certain information reflects financial results for a single Fund share. Because the Emerging Markets and Infrastructure Bond, MuniGO and Treasury Money Market Funds had not commenced operations during the periods shown, financial performance information is not provided for these Funds. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust’s Website at www.pimco.com. Note: All footnotes to the financial highlights table appear at the end of the tables.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
California Intermediate Municipal Bond Fund
Institutional Class
03/31/2009	$9.47	$0.39	$(0.73)	$(0.34)	$(0.41)	$0.00
03/31/2008	9.93	0.41	(0.47)	(0.06)	(0.40)	0.00
03/31/2007	9.83	0.40	0.10	0.50	(0.40)	0.00
03/31/2006	9.96	0.39	(0.13)	0.26	(0.39)	0.00
03/31/2005	10.22	0.42	(0.26)	0.16	(0.42)	0.00
Class P
04/30/2008 – 03/31/2009	9.50	0.36	(0.77)	(0.41)	(0.37)	0.00
Administrative Class
03/31/2009	9.47	0.37	(0.73)	(0.36)	(0.39)	0.00
03/31/2008	9.93	0.39	(0.47)	(0.08)	(0.38)	0.00
03/31/2007	9.83	0.37	0.10	0.47	(0.37)	0.00
03/31/2006	9.96	0.37	(0.13)	0.24	(0.37)	0.00
03/31/2005	10.22	0.39	(0.26)	0.13	(0.39)	0.00
Class D
03/31/2009	9.47	0.37	(0.74)	(0.37)	(0.38)	0.00
03/31/2008	9.93	0.38	(0.47)	(0.09)	(0.37)	0.00
03/31/2007	9.83	0.36	0.10	0.46	(0.36)	0.00
03/31/2006	9.96	0.35	(0.13)	0.22	(0.35)	0.00
03/31/2005	10.22	0.38	(0.26)	0.12	(0.38)	0.00
California Short Duration Municipal Income Fund
Institutional Class
03/31/2009	$9.99	$0.28	$0.02	$0.30	$(0.30)	$0.00
03/31/2008	10.04	0.35	(0.05)	0.30	(0.35)	0.00
08/31/2006 – 03/31/2007	10.00	0.19	0.04	0.23	(0.19)	0.00
Class P
05/30/2008 – 03/31/2009	9.99	0.21	0.03	0.24	(0.24)	0.00
Class D
03/31/2009	9.99	0.24	0.02	0.26	(0.26)	0.00
03/31/2008	10.04	0.29	(0.03)	0.26	(0.31)	0.00
08/31/2006 – 03/31/2007	10.00	0.17	0.04	0.21	(0.17)	0.00
Convertible Fund
Institutional Class
03/31/2009	$13.07	$0.32	$(4.83)	$(4.51)	$(0.25)	$0.00
03/31/2008	13.74	0.28	(0.70)	(0.42)	(0.25)	0.00
03/31/2007	12.62	0.21	1.45	1.66	(0.54)	0.00
03/31/2006	11.94	0.11	0.91	1.02	(0.34)	0.00
03/31/2005	12.04	0.11	0.14	0.25	(0.35)	0.00
Administrative Class
03/31/2009	13.36	0.31	(4.96)	(4.65)	(0.20)	0.00
03/31/2008	14.04	0.23	(0.70)	(0.47)	(0.21)	0.00
03/31/2007	12.89	0.18	1.47	1.65	(0.50)	0.00
03/31/2006	12.19	0.08	0.93	1.01	(0.31)	0.00
03/31/2005	12.24	(0.05)	0.28	0.23	(0.28)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.025% to 0.225%.
(c)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.21%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.80%.

135	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.41)	$8.72	(3.67)%	$65,751	0.445%		0.445%		4.34%		72%
0.00	(0.40)	9.47	(0.60)	106,867	0.445		0.445		4.24		37
0.00	(0.40)	9.93	5.14	101,792	0.445		0.445		4.01		59
0.00	(0.39)	9.83	2.65	93,639	0.56	(b)	0.46	(b)	3.93		131
0.00	(0.42)	9.96	1.58	76,703	0.63		0.47		4.15		43

0.00	(0.37)	8.72	(4.40)	9	0.545	*	0.545	*	4.37	*	72

0.00	(0.39)	8.72	(3.91)	7	0.695		0.695		4.07		72
0.00	(0.38)	9.47	(0.85)	1,635	0.695		0.695		3.98		37
0.00	(0.37)	9.93	4.88	1,807	0.695		0.695		3.76		59
0.00	(0.37)	9.83	2.39	1,723	0.81	(b)	0.71	(b)	3.68		131
0.00	(0.39)	9.96	1.33	1,760	0.88		0.72		3.90		43

0.00	(0.38)	8.72	(3.99)	2,958	0.775		0.775		4.05		72
0.00	(0.37)	9.47	(0.95)	1,961	0.795	(c)	0.795	(c)	3.87		37
0.00	(0.36)	9.93	4.74	2,358	0.825		0.825		3.63		59
0.00	(0.35)	9.83	2.26	2,402	0.94	(b)	0.84	(b)	3.57		131
0.00	(0.38)	9.96	1.20	4,078	1.01		0.85		3.77		43

$0.00	$(0.30)	$9.99	3.03%	$88,779	0.35%		0.35%		2.81%		173%
0.00	(0.35)	9.99	3.05	10,825	0.35		0.35		3.45		92
0.00	(0.19)	10.04	2.33	2,884	0.35	* (e)	0.35	* (e)	3.29	*	83

0.00	(0.24)	9.99	2.48	3,978	0.45	*	0.45	*	2.58	*	173

0.00	(0.26)	9.99	2.62	4,812	0.75		0.75		2.40		173
0.00	(0.31)	9.99	2.60	871	0.77	(c)	0.77	(c)	2.88		92
0.00	(0.17)	10.04	2.12	10	0.70	* (d)	0.70	* (d)	2.92	*	83

$0.00	$(0.25)	$8.31	(35.02)%	$994,199	0.66%		0.65%		3.51%		98%
0.00	(0.25)	13.07	(3.16)	333,851	0.76		0.65		1.99		149
0.00	(0.54)	13.74	13.45	59,765	0.74		0.65		1.64		78
0.00	(0.34)	12.62	8.70	53,838	0.65		0.65		0.93		71
0.00	(0.35)	11.94	2.08	58,894	0.66		0.65		0.91		118

0.00	(0.20)	8.51	(35.24)	2,989	0.91		0.90		2.64		98
0.00	(0.21)	13.36	(3.42)	12	1.05		0.90		1.63		149
0.00	(0.50)	14.04	13.12	13	0.99		0.90		1.39		78
0.00	(0.31)	12.89	8.43	11	0.90		0.90		0.68		71
0.00	(0.28)	12.19	1.85	10	0.95		0.90		(0.44)		118

Prospectus	136

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Developing Local Markets Fund
Institutional Class
03/31/2009	$10.81	$0.39	$(2.57)	$(2.18)	$(0.37)	$(0.19)
03/31/2008	10.79	0.51	1.05	1.56	(0.51)	(1.03)
03/31/2007	10.46	0.48	0.58	1.06	(0.48)	(0.25)
05/31/2005 – 03/31/2006	10.00	0.30	0.46	0.76	(0.27)	(0.03)
Class P
04/30/2008 – 03/31/2009	10.92	0.33	(2.67)	(2.34)	(0.32)	(0.19)
Administrative Class
03/31/2009	10.81	0.38	(2.59)	(2.21)	(0.34)	(0.19)
03/31/2008	10.79	0.44	1.10	1.54	(0.49)	(1.03)
09/30/2006 – 03/31/2007	10.48	0.23	0.56	0.79	(0.23)	(0.25)
Class D
03/31/2009	10.81	0.36	(2.58)	(2.22)	(0.33)	(0.19)
03/31/2008	10.79	0.46	1.06	1.52	(0.47)	(1.03)
03/31/2007	10.46	0.44	0.58	1.02	(0.44)	(0.25)
05/31/2005 – 03/31/2006	10.00	0.27	0.45	0.72	(0.23)	(0.03)
Diversified Income Fund
Institutional Class
03/31/2009	$10.71	$0.58	$(1.94)	$(1.36)	$(0.63)	$(0.21)
03/31/2008	11.13	0.63	(0.36)	0.27	(0.67)	(0.02)
03/31/2007	11.01	0.60	0.30	0.90	(0.63)	(0.15)
03/31/2006	10.87	0.59	0.26	0.85	(0.60)	(0.11)
03/31/2005	10.84	0.54	0.09	0.63	(0.55)	(0.05)
Class P
04/30/2008 – 03/31/2009	10.88	0.52	(2.12)	(1.60)	(0.56)	(0.21)
Administrative Class
03/31/2009	10.71	0.56	(1.95)	(1.39)	(0.60)	(0.21)
03/31/2008	11.13	0.60	(0.36)	0.24	(0.64)	(0.02)
03/31/2007	11.01	0.57	0.30	0.87	(0.60)	(0.15)
03/31/2006	10.87	0.56	0.26	0.82	(0.57)	(0.11)
10/29/2004 – 03/31/2005	10.98	0.21	(0.05)	0.16	(0.22)	(0.05)
Class D
03/31/2009	10.71	0.54	(1.94)	(1.40)	(0.59)	(0.21)
03/31/2008	11.13	0.59	(0.37)	0.22	(0.62)	(0.02)
03/31/2007	11.01	0.55	0.30	0.85	(0.58)	(0.15)
03/31/2006	10.87	0.54	0.26	0.80	(0.55)	(0.11)
03/31/2005	10.84	0.49	0.10	0.59	(0.51)	(0.05)
Emerging Local Bond Fund
Institutional Class
03/31/2009	$9.87	$0.52	$(2.10)	$(1.58)	$(0.14)	$0.00
03/31/2008	9.99	0.67	0.64	1.31	(0.70)	(0.73)
12/29/2006 – 03/31/2007	10.00	0.15	(0.03)	0.12	(0.13)	0.00
Class P
05/30/2008 – 03/31/2009	9.91	0.38	(2.10)	(1.72)	(0.07)	0.00
Administrative Class
03/31/2009	9.87	0.56	(2.16)	(1.60)	(0.08)	0.00
10/16/2007 – 03/31/2008	10.65	0.28	(0.02)	0.26	(0.31)	(0.73)
Class D
03/31/2009	9.87	0.51	(2.12)	(1.61)	(0.09)	0.00
07/31/2007 – 03/31/2008	10.27	0.40	0.43	0.83	(0.50)	(0.73)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.10% to 0.40%.
(c)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.10% to an annual rate of 0.55%.
(d)	Effective October 1, 2004, the administrative fee was reduced by 0.05% to an annual rate of 0.45%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.20%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.18

137	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.56)	$8.07	(20.61)%	$1,556,487	0.85%		0.85%		3.95%		95%
0.00	(1.54)	10.81	15.10	4,266,684	0.85		0.85		4.64		31
0.00	(0.73)	10.79	10.45	2,862,054	0.85		0.85		4.55		11
0.00	(0.30)	10.46	7.66	1,644,442	0.86	* (b)	0.86	* (b)	3.54	*	6

0.00	(0.51)	8.07	(21.73)	8	0.95	*	0.95	*	3.76	*	95

0.00	(0.53)	8.07	(20.83)	4,965	1.10		1.10		3.68		95
0.00	(1.52)	10.81	14.83	24,961	1.10		1.10		4.03		31
0.00	(0.48)	10.79	8.09	11	1.10	*	1.10	*	4.39	*	11

0.00	(0.52)	8.07	(20.93)	145,921	1.25		1.25		3.57		95
0.00	(1.50)	10.81	14.65	565,027	1.25		1.25		4.20		31
0.00	(0.69)	10.79	10.01	352,533	1.25		1.25		4.13		11
0.00	(0.26)	10.46	7.26	224,896	1.25	* (c)	1.25	* (c)	3.19	*	6

$0.00	$(0.84)	$8.51	(12.92)%	$1,749,358	0.79%		0.75%		6.09%		244%
0.00	(0.69)	10.71	2.50	2,113,025	0.83		0.75		5.79		234
0.00	(0.78)	11.13	8.42	2,155,586	0.75		0.75		5.43		190
0.00	(0.71)	11.01	7.94	1,415,321	0.75		0.75		5.28		128
0.00	(0.60)	10.87	5.99	897,441	0.75		0.75		4.97		44

0.00	(0.77)	8.51	(14.81)	8	0.89	*	0.85	*	6.07	*	244

0.00	(0.81)	8.51	(13.14)	4,062	1.04		1.00		5.88		244
0.00	(0.66)	10.71	2.25	4,759	1.08		1.00		5.54		234
0.00	(0.75)	11.13	8.14	4,818	1.00		1.00		5.17		190
0.00	(0.68)	11.01	7.67	4,020	1.00		1.00		5.02		128
0.00	(0.27)	10.87	1.35	3,603	1.00	*	1.00	*	4.61	*	44

0.00	(0.80)	8.51	(13.26)	18,412	1.19		1.15		5.67		244
0.00	(0.64)	10.71	2.10	28,357	1.23		1.15		5.39		234
0.00	(0.73)	11.13	7.99	31,332	1.15		1.15		5.01		190
0.00	(0.66)	11.01	7.50	36,509	1.15		1.15		4.87		128
0.00	(0.56)	10.87	5.53	25,615	1.17	(d)	1.17	(d)	4.52		44

$(0.38)	$(0.52)	$7.77	(16.41)%	$1,510,836	0.95%		0.95%		6.03%		78%
0.00	(1.43)	9.87	13.55	1,653,663	0.95		0.95		6.53		67
0.00	(0.13)	9.99	1.24	622,414	1.15	* (e)	1.14	* (f)	6.13	*	15

(0.35)	(0.42)	7.77	(17.62)	656	1.05	*	1.05	*	5.83	*	78

(0.42)	(0.50)	7.77	(16.63)	1,026	1.20		1.20		5.84		78
0.00	(1.04)	9.87	2.55	17,690	1.20	*	1.20	*	6.23	*	67

(0.40)	(0.49)	7.77	(16.74)	4,698	1.35		1.35		5.63		78
0.00	(1.23)	9.87	8.27	11,040	1.32	*	1.32	*	6.00	*	67

Prospectus	138

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Emerging Markets Bond Fund
Institutional Class
03/31/2009	$10.68	$0.59	$(1.93)	$(1.34)	$(0.69)	$(0.10)
03/31/2008	11.13	0.60	(0.07)	0.53	(0.65)	(0.33)
03/31/2007	11.14	0.58	0.57	1.15	(0.62)	(0.54)
03/31/2006	10.58	0.60	0.92	1.52	(0.62)	(0.34)
03/31/2005	10.73	0.45	0.29	0.74	(0.49)	(0.40)
Class P
04/30/2008 – 03/31/2009	10.79	0.54	(2.06)	(1.52)	(0.62)	(0.10)
Administrative Class
03/31/2009	10.68	0.55	(1.92)	(1.37)	(0.66)	(0.10)
03/31/2008	11.13	0.57	(0.07)	0.50	(0.62)	(0.33)
03/31/2007	11.14	0.56	0.56	1.12	(0.59)	(0.54)
03/31/2006	10.58	0.57	0.92	1.49	(0.59)	(0.34)
03/31/2005	10.73	0.42	0.30	0.72	(0.47)	(0.40)
Class D
03/31/2009	10.68	0.55	(1.93)	(1.38)	(0.65)	(0.10)
03/31/2008	11.13	0.56	(0.07)	0.49	(0.61)	(0.33)
03/31/2007	11.14	0.54	0.57	1.11	(0.58)	(0.54)
03/31/2006	10.58	0.55	0.92	1.47	(0.57)	(0.34)
03/31/2005	10.73	0.41	0.29	0.70	(0.45)	(0.40)
Extended Duration Fund
Institutional Class
03/31/2009	$10.90	$0.44	$2.08	$2.52	$(0.43)	$(0.43)
03/31/2008	9.94	0.44	1.00	1.44	(0.45)	(0.03)
08/31/2006 – 03/31/2007	10.00	0.27	0.02	0.29	(0.27)	(0.08)
Class P
09/11/2008 – 03/31/2009	11.21	0.26	1.76	2.02	(0.24)	(0.43)
Floating Income Fund
Institutional Class
03/31/2009	$9.05	$0.44	$(2.03)	$(1.59)	$0.00	$0.00
03/31/2008	10.55	0.55	(1.27)	(0.72)	(0.64)	(0.12)
03/31/2007	10.39	0.53	0.32	0.85	(0.64)	(0.05)
03/31/2006	10.17	0.42	0.31	0.73	(0.48)	(0.03)
07/30/2004 – 03/31/2005	10.00	0.19	0.19	0.38	(0.21)	0.00
Class P
04/30/2008 – 03/31/2009	9.43	0.38	(2.40)	(2.02)	0.00	0.00
Administrative Class
03/31/2009	9.05	0.41	(2.02)	(1.61)	0.00	0.00
03/31/2008	10.55	0.52	(1.26)	(0.74)	(0.62)	(0.12)
03/31/2007	10.39	0.51	0.32	0.83	(0.62)	(0.05)
12/31/2005 – 03/31/2006	10.33	0.11	0.08	0.19	(0.13)	0.00
Class D
03/31/2009	9.05	0.41	(2.03)	(1.62)	0.00	0.00
03/31/2008	10.55	0.52	(1.28)	(0.76)	(0.60)	(0.12)
03/31/2007	10.39	0.48	0.33	0.81	(0.60)	(0.05)
03/31/2006	10.17	0.38	0.31	0.69	(0.44)	(0.03)
07/30/2004 – 03/31/2005	10.00	0.16	0.19	0.35	(0.18)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.90%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.83%.

139	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.79)	$8.55	(12.67)%	$1,815,799	0.88%		0.85%		6.29%		220%
0.00	(0.98)	10.68	4.99	2,624,644	0.85		0.85		5.51		148
0.00	(1.16)	11.13	10.76	1,758,895	0.85		0.85		5.25		238
0.00	(0.96)	11.14	14.72	2,145,193	0.85		0.85		5.36		280
0.00	(0.89)	10.58	7.18	1,434,181	0.85		0.85		4.25		415

0.00	(0.72)	8.55	(14.12)	48	0.98	*	0.95	*	6.60	*	220

0.00	(0.76)	8.55	(12.89)	9,601	1.13		1.10		6.13		220
0.00	(0.95)	10.68	4.72	18,827	1.10		1.10		5.26		148
0.00	(1.13)	11.13	10.48	30,661	1.10		1.10		5.00		238
0.00	(0.93)	11.14	14.43	23,798	1.10		1.10		5.10		280
0.00	(0.87)	10.58	6.91	18,282	1.10		1.10		3.98		415

0.00	(0.75)	8.55	(13.02)	113,093	1.28		1.25		5.81		220
0.00	(0.94)	10.68	4.58	176,334	1.25		1.25		5.11		148
0.00	(1.12)	11.13	10.33	202,100	1.25		1.25		4.87		238
0.00	(0.91)	11.14	14.26	275,827	1.25		1.25		4.96		280
0.00	(0.85)	10.58	6.75	187,004	1.25		1.25		3.85		415

$0.00	$(0.86)	$12.56	23.62%	$195,036	0.57%		0.50%		3.88%		780%
0.00	(0.48)	10.90	14.96	169,454	0.50		0.50		4.24		239
0.00	(0.35)	9.94	2.82	3,083	0.57	* (b)	0.50	* (c)	4.53	*	298

0.00	(0.67)	12.56	18.01	978	0.66	*	0.60	*	3.79	*	780

$(0.46)	$(0.46)	$7.00	(18.10)%	$622,953	0.63%		0.55%		5.25%		245%
(0.02)	(0.78)	9.05	(7.27)	1,527,238	0.56		0.55		5.42		111
0.00	(0.69)	10.55	8.48	4,578,703	0.55		0.55		5.05		138
0.00	(0.51)	10.39	7.42	1,047,389	0.55		0.55		4.03		83
0.00	(0.21)	10.17	3.87	723,725	0.55	*	0.55	*	2.81	*	18

(0.41)	(0.41)	7.00	(21.44)	8	0.73	*	0.65	*	5.21	*	245

(0.44)	(0.44)	7.00	(18.30)	8	0.88		0.80		5.07		245
(0.02)	(0.76)	9.05	(7.48)	9	0.81		0.80		4.98		111
0.00	(0.67)	10.55	8.21	10,754	0.80		0.80		4.82		138
0.00	(0.13)	10.39	1.84	10	0.80	*	0.80	*	4.45	*	83

(0.43)	(0.43)	7.00	(18.42)	17,493	1.03		0.95		4.90		245
(0.02)	(0.74)	9.05	(7.62)	37,762	0.96		0.95		5.05		111
0.00	(0.65)	10.55	8.04	147,775	0.95		0.95		4.57		138
0.00	(0.47)	10.39	6.98	82,794	0.95		0.95		3.70		83
0.00	(0.18)	10.17	3.54	43,347	0.95	*	0.95	*	2.30	*	18

Prospectus	140

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Foreign Bond Fund (Unhedged)
Institutional Class
03/31/2009	$11.54	$0.50	$(2.59)	$(2.09)	$(0.32)	$(1.00)
03/31/2008	10.21	0.42	1.64	2.06	(0.40)	(0.33)
03/31/2007	9.90	0.38	0.35	0.73	(0.35)	(0.07)
03/31/2006	10.83	0.35	(0.96)	(0.61)	(0.10)	0.00
04/30/2004 – 03/31/2005	10.00	0.23	0.89	1.12	(0.18)	(0.11)
Class P
04/30/2008 – 03/31/2009	11.18	0.45	(2.23)	(1.78)	(0.27)	(1.00)
Administrative Class
03/31/2009	11.54	0.48	(2.60)	(2.12)	(0.29)	(1.00)
03/31/2008	10.21	0.39	1.64	2.03	(0.37)	(0.33)
03/31/2007	9.90	0.37	0.34	0.71	(0.33)	(0.07)
02/28/2006 – 03/31/2006	10.00	0.03	(0.10)	(0.07)	0.00	0.00
Class D
03/31/2009	11.54	0.46	(2.60)	(2.14)	(0.27)	(1.00)
03/31/2008	10.21	0.37	1.64	2.01	(0.35)	(0.33)
03/31/2007	9.90	0.35	0.34	0.69	(0.31)	(0.07)
03/31/2006	10.83	0.30	(0.96)	(0.66)	(0.05)	0.00
04/30/2004 – 03/31/2005	10.00	0.18	0.90	1.08	(0.14)	(0.11)
Foreign Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2009	$10.39	$0.45	$(0.92)	$(0.47)	$(0.38)	$(0.49)
03/31/2008	10.17	0.40	0.19	0.59	(0.37)	0.00
03/31/2007	10.30	0.36	0.05	0.41	(0.31)	(0.21)
03/31/2006	10.56	0.36	0.04	0.40	(0.33)	(0.33)
03/31/2005	10.52	0.30	0.32	0.62	(0.27)	(0.31)
Class P
04/30/2008 – 03/31/2009	10.29	0.41	(0.82)	(0.41)	(0.34)	(0.49)
Administrative Class
03/31/2009	10.39	0.43	(0.93)	(0.50)	(0.35)	(0.49)
03/31/2008	10.17	0.37	0.20	0.57	(0.35)	0.00
03/31/2007	10.30	0.34	0.05	0.39	(0.29)	(0.21)
03/31/2006	10.56	0.34	0.03	0.37	(0.30)	(0.33)
03/31/2005	10.52	0.28	0.32	0.60	(0.25)	(0.31)
Class D
03/31/2009	10.39	0.41	(0.93)	(0.52)	(0.33)	(0.49)
03/31/2008	10.17	0.35	0.20	0.55	(0.33)	0.00
03/31/2007	10.30	0.32	0.05	0.37	(0.27)	(0.21)
03/31/2006	10.56	0.31	0.04	0.35	(0.28)	(0.33)
03/31/2005	10.52	0.26	0.32	0.58	(0.23)	(0.31)
Global Advantage Strategy Bond Fund
Institutional Class
02/05/2009 – 03/31/2009	$10.00	$0.04	$0.06	$0.10	$(0.04)	$0.00
Class P
02/05/2009 – 03/31/2009	10.00	0.03	0.07	0.10	(0.04)	0.00
Class D
02/05/2009 – 03/31/2009	10.00	0.03	0.06	0.09	(0.03)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.51%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.96%.
(d)	Effective October 1, 2008, the supervisory and administrative fee was reduced by 0.05% to an annual rate of 0.40%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 12.25%.
(f)	Effective February 24, 2009, the Fund’s advisory fee was reduced by 0.20% to 0.40%.
(g)	Effective February 24, 2009, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.30%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 10.88%.
(i)	Effective February 24, 2009, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.40%.

141	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.11)	$(1.43)	$8.02	(18.22)%	$997,286	0.87%		0.50%		5.10%		653%
0.00	(0.73)	11.54	21.00	1,791,483	0.81		0.50		3.97		798
0.00	(0.42)	10.21	7.47	1,199,990	0.50		0.50		3.79		644
(0.22)	(0.32)	9.90	(5.72)	1,076,199	0.50		0.50		3.38		480
0.00	(0.29)	10.83	11.27	992,593	0.50	* (b)	0.50	* (b)	2.27	*	344

(0.11)	(1.38)	8.02	(15.92)	28	0.99	*	0.60	*	5.14	*	653

(0.11)	(1.40)	8.02	(18.42)	579,144	1.12		0.75		4.87		653
0.00	(0.70)	11.54	20.70	837,933	1.04		0.75		3.72		798
0.00	(0.40)	10.21	7.21	619,704	0.75		0.75		3.61		644
(0.03)	(0.03)	9.90	(0.74)	10	0.75	*	0.75	*	3.72	*	480

(0.11)	(1.38)	8.02	(18.57)	113,927	1.30	(d)	0.93	(d)	4.67		653
0.00	(0.68)	11.54	20.47	176,950	1.23		0.95		3.51		798
0.00	(0.38)	10.21	7.05	145,187	0.95		0.95		3.40		644
(0.22)	(0.27)	9.90	(6.15)	104,470	0.95		0.95		2.95		480
0.00	(0.25)	10.83	10.80	85,296	0.95	* (c)	0.95	* (c)	1.78	*	344

$0.00	$(0.87)	$9.05	(4.34)%	$2,272,951	0.70%		0.50%		4.71%		779%
0.00	(0.37)	10.39	5.99	2,262,059	0.88		0.50		3.89		969
(0.02)	(0.54)	10.17	4.05	1,950,374	0.50		0.50		3.55		653
0.00	(0.66)	10.30	3.81	1,664,360	0.50		0.50		3.42		571
0.00	(0.58)	10.56	6.06	1,185,669	0.50		0.50		2.90		477

0.00	(0.83)	9.05	(3.76)	2,629	0.62	*	0.60	*	4.95	*	779

0.00	(0.84)	9.05	(4.58)	31,889	0.95		0.75		4.45		779
0.00	(0.35)	10.39	5.72	42,403	1.11		0.75		3.63		969
(0.02)	(0.52)	10.17	3.79	52,182	0.75		0.75		3.30		653
0.00	(0.63)	10.30	3.55	56,200	0.75		0.75		3.16		571
0.00	(0.56)	10.56	5.80	62,996	0.75		0.75		2.65		477

0.00	(0.82)	9.05	(4.75)	105,439	1.13	(d)	0.93	(d)	4.27		779
0.00	(0.33)	10.39	5.52	152,415	1.27		0.95		3.42		969
(0.02)	(0.50)	10.17	3.58	208,962	0.95		0.95		3.11		653
0.00	(0.61)	10.30	3.35	266,367	0.95		0.95		2.95		571
0.00	(0.54)	10.56	5.59	235,709	0.95		0.95		2.44		477

$0.00	$(0.04)	$10.06	0.98%	$4,854	0.70	%*(e)(f)(g)	0.70	%*(e)(f)(g)	2.53	%*	57%

0.00	(0.04)	10.04	0.97	10	0.80	* (f)(h)(i)	0.80	* (f)(h)(i)	2.35	*	57

0.00	(0.03)	10.06	0.95	388	1.10	* (e)(f)(g)	1.10	* (e)(f)(g)	2.26	*	57

Prospectus	142

Financial Highlights (continued)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Global Bond Fund (Unhedged)
Institutional Class
03/31/2009	$10.99	$0.47	$(2.07)	$(1.60)	$(0.32)	$(0.88)
03/31/2008	9.83	0.39	1.32	1.71	(0.37)	(0.18)
03/31/2007	9.50	0.34	0.30	0.64	(0.31)	0.00
03/31/2006	10.16	0.33	(0.71)	(0.38)	(0.25)	0.00
03/31/2005	10.48	0.27	0.39	0.66	(0.23)	(0.75)
Administrative Class
03/31/2009	10.99	0.45	(2.07)	(1.62)	(0.30)	(0.88)
03/31/2008	9.83	0.37	1.31	1.68	(0.34)	(0.18)
03/31/2007	9.50	0.31	0.30	0.61	(0.28)	0.00
03/31/2006	10.16	0.29	(0.69)	(0.40)	(0.23)	0.00
03/31/2005	10.48	0.24	0.39	0.63	(0.20)	(0.75)
Class D
07/31/2008 – 03/31/2009	10.33	0.25	(1.34)	(1.09)	(0.18)	(0.88)
Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2009	$9.92	$0.44	$(0.88)	$(0.44)	$(0.39)	$(0.34)
03/31/2008	9.61	0.39	0.28	0.67	(0.36)	0.00
03/31/2007	9.66	0.34	0.07	0.41	(0.32)	(0.14)
03/31/2006	10.00	0.34	0.00	0.34	(0.31)	(0.37)
03/31/2005	10.03	0.27	0.21	0.48	(0.24)	(0.27)
Class P
04/30/2008 – 03/31/2009	9.80	0.40	(0.75)	(0.35)	(0.36)	(0.34)
Administrative Class
03/31/2009	9.92	0.42	(0.88)	(0.46)	(0.37)	(0.34)
03/31/2008	9.61	0.37	0.28	0.65	(0.34)	0.00
03/31/2007	9.66	0.32	0.07	0.39	(0.30)	(0.14)
03/31/2006	10.00	0.32	(0.01)	0.31	(0.28)	(0.37)
03/31/2005	10.03	0.25	0.21	0.46	(0.22)	(0.27)
GNMA Fund
Institutional Class
03/31/2009	$11.37	$0.51	$0.11	$0.62	$(0.53)	$(0.13)
03/31/2008	11.11	0.57	0.33	0.90	(0.57)	(0.07)
03/31/2007	10.90	0.53	0.21	0.74	(0.53)	0.00
03/31/2006	11.01	0.40	(0.06)	0.34	(0.45)	0.00
03/31/2005	11.09	0.26	0.04	0.30	(0.29)	(0.09)
Class P
04/30/2008 – 03/31/2009	11.32	0.46	0.15	0.61	(0.47)	(0.13)
Class D
03/31/2009	11.37	0.48	0.09	0.57	(0.48)	(0.13)
03/31/2008	11.11	0.52	0.33	0.85	(0.52)	(0.07)
03/31/2007	10.90	0.49	0.21	0.70	(0.49)	0.00
03/31/2006	11.01	0.38	(0.08)	0.30	(0.41)	0.00
03/31/2005	11.09	0.20	0.05	0.25	(0.24)	(0.09)
Government Money Market Fund
Class M
01/27/2009 – 03/31/2009	$1.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.19%.

143	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.07)	$(1.27)	$8.12	(14.42)%	$596,210	0.91%		0.55%		4.98%		693%
0.00	(0.55)	10.99	17.94	1,051,675	0.84		0.55		3.84		776
0.00	(0.31)	9.83	6.81	917,437	0.55		0.55		3.48		543
(0.03)	(0.28)	9.50	(3.74)	788,283	0.55		0.55		3.32		551
0.00	(0.98)	10.16	6.30	1,220,538	0.55		0.55		2.60		278

(0.07)	(1.25)	8.12	(14.63)	150,861	1.16		0.80		4.76		693
0.00	(0.52)	10.99	17.65	199,539	1.12		0.80		3.62		776
0.00	(0.28)	9.83	6.55	98,536	0.80		0.80		3.23		543
(0.03)	(0.26)	9.50	(3.97)	77,162	0.81		0.80		2.96		551
0.00	(0.95)	10.16	6.03	56,706	0.80		0.80		2.36		278

(0.06)	(1.12)	8.12	(10.29)	810	1.11	*	0.95	*	4.58	*	693

$0.00	$(0.73)	$8.75	(4.21)%	$133,476	1.04%		0.55%		4.79%		653%
0.00	(0.36)	9.92	7.12	223,541	1.02		0.55		4.03		775
0.00	(0.46)	9.61	4.32	164,460	0.55		0.55		3.55		581
0.00	(0.68)	9.66	3.41	170,002	0.55		0.55		3.41		372
0.00	(0.51)	10.00	4.89	126,788	0.55		0.55		2.71		245

0.00	(0.70)	8.75	(3.37)	10	1.16	*	0.65	*	4.80	*	653

0.00	(0.71)	8.75	(4.44)	12	1.29		0.80		4.56		653
0.00	(0.34)	9.92	6.89	12	1.27		0.80		3.81		775
0.00	(0.44)	9.61	4.13	11	0.80		0.80		3.34		581
0.00	(0.65)	9.66	3.13	11	0.80		0.80		3.15		372
0.00	(0.49)	10.00	4.63	11	0.80		0.80		2.47		245

$0.00	$(0.66)	$11.33	5.73%	$375,682	0.66%		0.50%		4.59%		1,652%
0.00	(0.64)	11.37	8.37	219,841	0.95		0.50		5.10		839
0.00	(0.53)	11.11	7.01	133,271	1.06		0.50		4.88		1,009
0.00	(0.45)	10.90	3.16	130,771	0.50		0.50		3.66		1,069
0.00	(0.38)	11.01	2.72	422,890	0.50		0.50		2.31		1,209

0.00	(0.60)	11.33	5.63	11	0.76	*	0.60	*	4.47	*	1,652

0.00	(0.61)	11.33	5.30	139,917	1.06		0.90		4.26		1,652
0.00	(0.59)	11.37	7.94	36,541	1.32		0.90		4.63		839
0.00	(0.49)	11.11	6.58	13,076	1.46		0.90		4.50		1,009
0.00	(0.41)	10.90	2.75	8,779	0.90		0.90		3.46		1,069
0.00	(0.33)	11.01	2.31	8,250	0.90		0.90		1.78		1,209

$0.00	$0.00	$1.00	0.05%	$53,161	0.18	%*(b)	0.18	%*(b)	0.15	%*	N/A

Prospectus	144

Financial Highlights (continued)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
High Yield Municipal Bond Fund
Institutional Class
03/31/2009	$9.03	$0.51	$(2.27)	$(1.76)	$(0.51)	$0.00
03/31/2008	10.63	0.50	(1.61)	(1.11)	(0.49)	0.00
07/31/2006 – 03/31/2007	10.00	0.35	0.63	0.98	(0.34)	(0.01)
Class P
04/30//2008 – 03/31/2009	9.15	0.46	(2.38)	(1.92)	(0.47)	0.00
Class D
03/31/2009	9.03	0.49	(2.27)	(1.78)	(0.49)	0.00
03/31/2008	10.63	0.46	(1.59)	(1.13)	(0.47)	0.00
07/31/2006 – 03/31/2007	10.00	0.31	0.64	0.95	(0.31)	(0.01)
Income Fund
Institutional Class
03/31/2009	$9.92	$0.67	$(1.41)	$(0.74)	$(0.64)	$0.00
03/31/2008	10.00	0.58	(0.08)	0.50	(0.58)	0.00
03/30/2007 – 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00
Class P
04/30/2008 – 03/31/2009	9.99	0.61	(1.47)	(0.86)	(0.59)	0.00
Administrative Class
03/31/2009	9.92	0.65	(1.41)	(0.76)	(0.62)	0.00
03/31/2008	10.00	0.56	(0.09)	0.47	(0.55)	0.00
03/30/2007 – 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00
Class D
03/31/2009	9.92	0.67	(1.44)	(0.77)	(0.61)	0.00
03/31/2008	10.00	0.54	(0.07)	0.47	(0.55)	0.00
03/30/2007 – 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00
Investment Grade Corporate Bond Fund
Institutional Class
03/31/2009	$10.44	$0.52	$(0.74)	$(0.22)	$(0.52)	$(0.04)
03/31/2008	10.37	0.53	0.11	0.64	(0.54)	(0.03)
03/31/2007	10.17	0.50	0.22	0.72	(0.50)	(0.02)
03/31/2006	10.38	0.46	(0.19)	0.27	(0.47)	(0.01)
03/31/2005	10.86	0.43	(0.28)	0.15	(0.43)	(0.20)
Class P
04/30/2008 – 03/31/2009	10.51	0.45	(0.80)	(0.35)	(0.46)	(0.04)
Administrative Class
03/31/2009	10.44	0.50	(0.74)	(0.24)	(0.50)	(0.04)
03/31/2008	10.37	0.50	0.11	0.61	(0.51)	(0.03)
03/31/2007	10.17	0.47	0.23	0.70	(0.48)	(0.02)
03/31/2006	10.38	0.43	(0.18)	0.25	(0.45)	(0.01)
03/31/2005	10.86	0.41	(0.28)	0.13	(0.41)	(0.20)
Class D
03/31/2009	10.44	0.50	(0.76)	(0.26)	(0.48)	(0.04)
03/31/2008	10.37	0.48	0.12	0.60	(0.50)	(0.03)
03/31/2007	10.17	0.45	0.23	0.68	(0.46)	(0.02)
03/31/2006	10.38	0.42	(0.19)	0.23	(0.43)	(0.01)
07/30/2004 – 03/31/2005	10.47	0.24	0.13	0.37	(0.26)	(0.20)
Long Duration Total Return Fund
Institutional Class
03/31/2009	$10.51	$0.51	$(0.25)	$0.26	$(0.50)	$(0.13)
03/31/2008	10.09	0.50	0.44	0.94	(0.50)	(0.02)
08/31/2006 – 03/31/2007	10.00	0.29	0.09	0.38	(0.29)	0.00
Class P
09/11/2008 – 03/31/2009	10.37	0.30	(0.12)	0.18	(0.28)	(0.13)
Long-Term Credit Fund
Institutional Class
03/31/2009 – 03/31/2009	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.55%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.10%
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.65%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.85%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.90%.
(g)	Effective October 1, 2007, the administrative expense was reduced by 0.10% to 0.30%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.59%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.06%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.45%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.57%.

145	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.51)	$6.76	(20.02)%	$70,598	0.54	% (b)	0.54	% (b)	6.29%		140%
0.00	(0.49)	9.03	(10.67)	118,066	0.54	(b)	0.54	(b)	5.06		160
0.00	(0.35)	10.63	9.95	18,906	0.55	* (c)	0.55	* (c)	4.94	*	94

0.00	(0.47)	6.76	(21.48)	8	0.64	* (d)	0.64	* (d)	6.38	*	140

0.00	(0.49)	6.76	(20.22)	11,834	0.79	(e)	0.79	(e)	6.09		140
0.00	(0.47)	9.03	(10.94)	7,605	0.84	(f)(g)	0.84	(f)(g)	4.65		160
0.00	(0.32)	10.63	9.61	3,426	0.95	* (h)	0.95	* (h)	4.42	*	94

$0.00	$(0.64)	$8.54	(7.64)%	$278,815	1.01	% (i)	0.40	% (j)	7.28%		153%
0.00	(0.58)	9.92	5.09	289,824	1.44	(k)	0.40	(l)	5.84		276
0.00	0.00	10.00	0.00	25,006	0.40	*	0.40	*	(0.40	)*	0

0.00	(0.59)	8.54	(8.82)	9	1.11	* (m)	0.50	* (n)	7.29	*	153

0.00	(0.62)	8.54	(7.91)	10	1.25	(o)	0.65	(p)	7.00		153
0.00	(0.55)	9.92	4.84	11	2.43	(q)	0.65	(r)	5.59		276
0.00	0.00	10.00	0.00	10	0.65	*	0.65	*	(0.65	)*	0

0.00	(0.61)	8.54	(7.96)	4,975	1.25	(o)	0.70	(s)	7.54		153
0.00	(0.55)	9.92	4.79	342	1.67	(t)	0.70	(u)	5.43		276
0.00	0.00	10.00	0.00	10	0.70	*	0.70	*	(0.70	)*	0

$0.00	$(0.56)	$9.66	(2.03)%	$3,117,364	0.50%		0.50%		5.28%		348%
0.00	(0.57)	10.44	6.35	48,596	0.57		0.50		5.10		115
0.00	(0.52)	10.37	7.25	36,725	0.50		0.50		4.84		98
0.00	(0.48)	10.17	2.59	30,998	0.50		0.50		4.42		168
0.00	(0.63)	10.38	1.41	30,319	0.50		0.50		4.11		57

0.00	(0.50)	9.66	(3.24)	10	0.60	*	0.60	*	4.97	*	348

0.00	(0.54)	9.66	(2.26)	6,183	0.75		0.75		5.10		348
0.00	(0.54)	10.44	6.04	619	0.83		0.75		4.79		115
0.00	(0.50)	10.37	7.00	288	0.75		0.75		4.61		98
0.00	(0.46)	10.17	2.33	1,137	0.75		0.75		4.17		168
0.00	(0.61)	10.38	1.16	935	0.75		0.75		3.87		57

0.00	(0.52)	9.66	(2.42)	191,774	0.90		0.90		5.13		348
0.00	(0.53)	10.44	5.93	5,482	0.98		0.90		4.67		115
0.00	(0.48)	10.37	6.83	2,219	0.90		0.90		4.43		98
0.00	(0.44)	10.17	2.17	1,150	0.90		0.90		4.01		168
0.00	(0.46)	10.38	3.48	166	0.90	*	0.90	*	3.48	*	57

$0.00	$(0.63)	$10.14	2.63%	$2,431,539	0.51%		0.50%		5.02%		398%
0.00	(0.52)	10.51	9.73	714,193	0.50		0.50		4.85		314
0.00	(0.29)	10.09	3.89	4,631	0.50	* (v)	0.50	* (v)	4.99	*	330

0.00	(0.41)	10.14	1.86	914	0.61	*	0.60	*	5.41	*	398

$0.00	$0.00	$10.00	0.00%	$13,120	0.55	%*	0.55	%*	(0.55	)%*	0%

(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.53%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.16%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.55%.
(o)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.30%.
(p)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.70%.
(q)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.74%.
(r)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.96%.
(s)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.75%.
(t)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.75%.
(u)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.78%.
(v)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.61%.

Prospectus	146

Financial Highlights (continued)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Long-Term U.S. Government Fund
Institutional Class
03/31/2009	$11.30	$0.46	$0.37	$0.83	$(0.47)	$(0.08)
03/31/2008	10.66	0.52	0.64	1.16	(0.52)	0.00
03/31/2007	10.48	0.50	0.20	0.70	(0.51)	(0.01)
03/31/2006	10.77	0.44	(0.30)	0.14	(0.42)	(0.01)
03/31/2005	11.35	0.34	(0.22)	0.12	(0.35)	(0.35)
Class P
04/30/2008 – 03/31/2009	11.08	0.42	0.59	1.01	(0.43)	(0.08)
Administrative Class
03/31/2009	11.30	0.44	0.36	0.80	(0.44)	(0.08)
03/31/2008	10.66	0.49	0.64	1.13	(0.49)	0.00
03/31/2007	10.48	0.48	0.19	0.67	(0.48)	(0.01)
03/31/2006	10.77	0.39	(0.28)	0.11	(0.39)	(0.01)
03/31/2005	11.35	0.32	(0.23)	0.09	(0.32)	(0.35)
Low Duration Fund II
Institutional Class
03/31/2009	$9.87	$0.38	$(0.59)	$(0.21)	$(0.38)	$0.00
03/31/2008	9.58	0.44	0.29	0.73	(0.44)	0.00
03/31/2007	9.54	0.44	0.05	0.49	(0.45)	0.00
03/31/2006	9.73	0.35	(0.18)	0.17	(0.36)	0.00
03/31/2005	9.89	0.20	(0.14)	0.06	(0.22)	0.00
Administrative Class
03/31/2009	9.87	0.35	(0.59)	(0.24)	(0.35)	0.00
03/31/2008	9.58	0.42	0.29	0.71	(0.42)	0.00
03/31/2007	9.54	0.42	0.05	0.47	(0.43)	0.00
03/31/2006	9.73	0.32	(0.18)	0.14	(0.33)	0.00
03/31/2005	9.89	0.18	(0.15)	0.03	(0.19)	0.00
Low Duration Fund III
Institutional Class
03/31/2009	$10.03	$0.47	$(0.96)	$(0.49)	$(0.46)	$(0.35)
03/31/2008	9.80	0.47	0.28	0.75	(0.47)	(0.05)
03/31/2007	9.76	0.45	0.04	0.49	(0.45)	0.00
03/31/2006	9.94	0.36	(0.15)	0.21	(0.36)	(0.03)
03/31/2005	10.15	0.19	(0.11)	0.08	(0.20)	(0.09)
Administrative Class
03/31/2009	10.03	0.44	(0.96)	(0.52)	(0.43)	(0.35)
03/31/2008	9.80	0.45	0.28	0.73	(0.45)	(0.05)
03/31/2007	9.76	0.42	0.04	0.46	(0.42)	0.00
03/31/2006	9.94	0.33	(0.15)	0.18	(0.33)	(0.03)
03/31/2005	10.15	0.16	(0.11)	0.05	(0.17)	(0.09)
Moderate Duration Fund
Institutional Class
03/31/2009	$10.34	$0.47	$(0.49)	$(0.02)	$(0.51)	$(0.14)
03/31/2008	9.99	0.48	0.42	0.90	(0.49)	(0.06)
03/31/2007	9.94	0.46	0.09	0.55	(0.47)	(0.03)
03/31/2006	10.20	0.44	(0.24)	0.20	(0.45)	(0.01)
03/31/2005	10.56	0.24	(0.15)	0.09	(0.26)	(0.19)
Money Market Fund
Institutional Class
03/31/2009	$1.00	$0.01	$0.00	$0.01	$(0.01)	$0.00
03/31/2008	1.00	0.05	0.00	0.05	(0.05)	0.00
03/31/2007	1.00	0.05	0.00	0.05	(0.05)	0.00
03/31/2006	1.00	0.03	0.00	0.03	(0.03)	0.00
03/31/2005	1.00	0.01	0.00	0.01	(0.01)	0.00
Administrative Class
03/31/2009	1.00	0.01	0.00	0.01	(0.01)	0.00
03/31/2008	1.00	0.04	0.00	0.04	(0.04)	0.00
03/31/2007	1.00	0.05	0.00	0.05	(0.05)	0.00
03/31/2006	1.00	0.03	0.00	0.03	(0.03)	0.00
03/31/2005	1.00	0.01	0.00	0.01	(0.01)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.59%.
(c)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.025% to 0.225%.
(d)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.01% to 0.21%.

147	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.55)	$11.58	7.69%	$568,232	0.505%		0.475%		4.19%	367%
0.00	(0.52)	11.30	11.22	1,258,569	0.475		0.475		4.85	291
0.00	(0.52)	10.66	6.83	905,955	0.475		0.475		4.82	971
0.00	(0.43)	10.48	1.19	1,832,892	0.48	(c)	0.48	(c)	3.98	788
0.00	(0.70)	10.77	1.17	604,056	0.50		0.50		3.13	321

0.00	(0.51)	11.58	9.40	11	0.605	*	0.575	*	4.16 *	367

0.00	(0.52)	11.58	7.44	113,114	0.755		0.725		3.97	367
0.00	(0.49)	11.30	10.96	144,464	0.725		0.725		4.56	291
0.00	(0.49)	10.66	6.58	91,220	0.725		0.725		4.61	971
0.00	(0.40)	10.48	0.95	99,319	0.74	(c)	0.74	(c)	3.53	788
0.00	(0.67)	10.77	0.92	110,640	0.75		0.75		2.91	321

$0.00	$(0.38)	$9.28	(2.18)%	$356,284	0.50%		0.50%		3.94%	112%
0.00	(0.44)	9.87	7.86	286,922	0.51		0.50		4.59	50
0.00	(0.45)	9.58	5.26	329,947	0.50		0.50		4.65	147
0.00	(0.36)	9.54	1.74	452,372	0.50		0.50		3.59	93
0.00	(0.22)	9.73	0.58	554,968	0.50		0.50		2.05	308

0.00	(0.35)	9.28	(2.43)	998	0.75		0.75		3.69	112
0.00	(0.42)	9.87	7.60	881	0.76		0.75		4.33	50
0.00	(0.43)	9.58	4.99	892	0.75		0.75		4.40	147
0.00	(0.33)	9.54	1.49	1,133	0.75		0.75		3.32	93
0.00	(0.19)	9.73	0.33	996	0.75		0.75		1.80	308

$0.00	$(0.81)	$8.73	(4.88)%	$114,884	1.20%		0.50%		4.95%	143%
0.00	(0.52)	10.03	7.88	151,405	0.54		0.50		4.73	105
0.00	(0.45)	9.80	5.09	125,522	0.50		0.50		4.56	101
0.00	(0.39)	9.76	2.12	146,721	0.50		0.50		3.61	46
0.00	(0.29)	9.94	0.73	99,961	0.50		0.50		1.85	390

0.00	(0.78)	8.73	(5.12)	33	1.45		0.75		4.72	143
0.00	(0.50)	10.03	7.60	24	0.79		0.75		4.54	105
0.00	(0.42)	9.80	4.83	25	0.75		0.75		4.32	101
0.00	(0.36)	9.76	1.89	23	0.75		0.75		3.33	46
0.00	(0.26)	9.94	0.46	17	0.75		0.75		1.59	390

$0.00	$(0.65)	$9.67	(0.13)%	$1,589,238	0.54	% (d)	0.46	% (d)	4.78%	302%
0.00	(0.55)	10.34	9.32	1,593,066	0.45		0.45		4.77	151
0.00	(0.50)	9.99	5.64	1,581,290	0.45		0.45		4.60	238
0.00	(0.46)	9.94	1.92	1,845,829	0.45		0.45		4.30	208
0.00	(0.45)	10.20	0.82	1,917,803	0.45		0.45		2.34	447

$0.00	$(0.01)	$1.00	1.48%	$246,822	0.34%		0.34%		1.42%	N/A
0.00	(0.05)	1.00	4.69	217,989	0.32		0.32		4.54	N/A
0.00	(0.05)	1.00	5.03	173,050	0.32		0.32		4.95	N/A
0.00	(0.03)	1.00	3.48	125,508	0.32		0.32		3.40	N/A
0.00	(0.01)	1.00	1.39	180,093	0.34		0.34		1.35	N/A

0.00	(0.01)	1.00	1.26	13,778	0.51	(b)	0.51	(b)	0.81	N/A
0.00	(0.04)	1.00	4.42	6,891	0.57		0.57		4.36	N/A
0.00	(0.05)	1.00	4.77	3,168	0.57		0.57		4.56	N/A
0.00	(0.03)	1.00	3.23	19,114	0.57		0.57		2.96	N/A
0.00	(0.01)	1.00	1.15	34,543	0.57		0.57		1.13	N/A

Prospectus	148

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Mortgage-Backed Securities Fund
Institutional Class
03/31/2009	$10.88	$0.71	$(0.60)	$0.11	$(0.69)	$(0.09)
03/31/2008	10.72	0.54	0.23	0.77	(0.54)	(0.07)
03/31/2007	10.47	0.51	0.26	0.77	(0.52)	0.00
03/31/2006	10.62	0.41	(0.13)	0.28	(0.43)	0.00
03/31/2005	10.83	0.31	0.02	0.33	(0.31)	(0.23)
Class P
04/30/2008 – 03/31/2009	10.85	0.66	(0.57)	0.09	(0.64)	(0.09)
Administrative Class
03/31/2009	10.88	0.70	(0.61)	0.09	(0.67)	(0.09)
03/31/2008	10.72	0.52	0.22	0.74	(0.51)	(0.07)
03/31/2007	10.47	0.49	0.25	0.74	(0.49)	0.00
03/31/2006	10.62	0.39	(0.14)	0.25	(0.40)	0.00
03/31/2005	10.83	0.25	0.06	0.31	(0.29)	(0.23)
Class D
03/31/2009	10.88	0.68	(0.61)	0.07	(0.65)	(0.09)
03/31/2008	10.72	0.50	0.22	0.72	(0.49)	(0.07)
03/31/2007	10.47	0.47	0.25	0.72	(0.47)	0.00
03/31/2006	10.62	0.37	(0.13)	0.24	(0.39)	0.00
03/31/2005	10.83	0.23	0.06	0.29	(0.27)	(0.23)
Municipal Bond Fund
Institutional Class
03/31/2009	$9.67	$0.43	$(1.81)	$(1.38)	$(0.44)	$0.00
03/31/2008	10.31	0.43	(0.63)	(0.20)	(0.44)	0.00
03/31/2007	10.18	0.42	0.13	0.55	(0.42)	0.00
03/31/2006	10.14	0.41	0.02	0.43	(0.39)	0.00
03/31/2005	10.32	0.43	(0.19)	0.24	(0.42)	0.00
Class P
04/30/2008 – 03/31/2009	9.81	0.39	(1.95)	(1.56)	(0.40)	0.00
Administrative Class
03/31/2009	9.67	0.41	(1.81)	(1.40)	(0.42)	0.00
03/31/2008	10.31	0.41	(0.64)	(0.23)	(0.41)	0.00
03/31/2007	10.18	0.39	0.14	0.53	(0.40)	0.00
03/31/2006	10.14	0.38	0.03	0.41	(0.37)	0.00
03/31/2005	10.32	0.40	(0.19)	0.21	(0.39)	0.00
Class D
03/31/2009	9.67	0.41	(1.82)	(1.41)	(0.41)	0.00
03/31/2008	10.31	0.40	(0.64)	(0.24)	(0.40)	0.00
03/31/2007	10.18	0.38	0.13	0.51	(0.38)	0.00
03/31/2006	10.14	0.37	0.02	0.39	(0.35)	0.00
03/31/2005	10.32	0.39	(0.19)	0.20	(0.38)	0.00
New York Municipal Bond Fund
Institutional Class
03/31/2009	$10.68	$0.40	$(0.51)	$(0.11)	$(0.42)	$(0.02)
03/31/2008	10.88	0.41	(0.19)	0.22	(0.40)	(0.02)
03/31/2007	10.76	0.42	0.13	0.55	(0.41)	(0.02)
03/31/2006	10.77	0.37	0.00	0.37	(0.37)	(0.01)
03/31/2005	10.87	0.37	(0.10)	0.27	(0.37)	0.00
Class D
03/31/2009	10.68	0.36	(0.51)	(0.15)	(0.38)	(0.02)
03/31/2008	10.88	0.37	(0.18)	0.19	(0.37)	(0.02)
03/31/2007	10.76	0.37	0.14	0.51	(0.37)	(0.02)
03/31/2006	10.77	0.33	0.00	0.33	(0.33)	(0.01)
03/31/2005	10.87	0.33	(0.10)	0.23	(0.33)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.025% to 0.225%.
(c)	Effective October 1, 2007, the administrative fee was reduced by 0.05% to 0.30%.

149	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.78)	$10.21	1.17%	$442,478	1.60%		0.50%		6.80%	1,093%
0.00	(0.61)	10.88	7.35	490,553	1.20		0.50		5.06	630
0.00	(0.52)	10.72	7.51	266,617	0.50		0.50		4.84	780
0.00	(0.43)	10.47	2.65	357,590	0.50		0.50		3.86	711
0.00	(0.54)	10.62	3.06	454,392	0.50		0.50		2.93	824

0.00	(0.73)	10.21	0.97	10	1.81	*	0.60	*	6.96 *	1,093

0.00	(0.76)	10.21	0.92	201,935	1.89		0.75		6.73	1,093
0.00	(0.58)	10.88	7.09	159,298	1.50		0.75		4.79	630
0.00	(0.49)	10.72	7.24	22,295	0.75		0.75		4.65	780
0.00	(0.40)	10.47	2.39	12,339	0.75		0.75		3.67	711
0.00	(0.52)	10.62	2.83	11,264	0.75		0.75		2.28	824

0.00	(0.74)	10.21	0.77	196,793	2.02		0.90		6.51	1,093
0.00	(0.56)	10.88	6.93	162,990	1.55		0.90		4.65	630
0.00	(0.47)	10.72	7.08	123,684	0.90		0.90		4.47	780
0.00	(0.39)	10.47	2.24	101,762	0.90		0.90		3.51	711
0.00	(0.50)	10.62	2.67	99,056	0.90		0.90		2.16	824

$0.00	$(0.44)	$7.85	(14.59)%	$276,813	0.465%		0.465%		4.85%	100%
0.00	(0.44)	9.67	(2.04)	335,883	0.545		0.465		4.31	64
0.00	(0.42)	10.31	5.49	223,321	0.525		0.465		4.05	76
0.00	(0.39)	10.18	4.31	198,755	0.71	(b)	0.48	(b)	4.03	63
0.00	(0.42)	10.14	2.35	131,443	0.67		0.49		4.20	56

0.00	(0.40)	7.85	(16.19)	8	0.566	*	0.565	*	4.83 *	100

0.00	(0.42)	7.85	(14.81)	791	0.715		0.715		4.62	100
0.00	(0.41)	9.67	(2.28)	757	0.795		0.715		4.05	64
0.00	(0.40)	10.31	5.25	819	0.785		0.715		3.81	76
0.00	(0.37)	10.18	4.05	1,127	0.96	(b)	0.73	(b)	3.77	63
0.00	(0.39)	10.14	2.09	2,690	0.92		0.74		3.97	56

0.00	(0.41)	7.85	(14.86)	19,516	0.775		0.775		4.49	100
0.00	(0.40)	9.67	(2.37)	44,413	0.885	(c)	0.805	(c)	3.96	64
0.00	(0.38)	10.31	5.12	45,707	0.885		0.825		3.69	76
0.00	(0.35)	10.18	3.94	36,022	1.07	(b)	0.84	(b)	3.64	63
0.00	(0.38)	10.14	2.03	25,132	1.03		0.85		3.88	56

$0.00	$(0.44)	$10.13	(1.10)%	$78,007	0.445%		0.445%		3.89%	121%
0.00	(0.42)	10.68	2.10	34,736	0.445		0.445		3.77	44
0.00	(0.43)	10.88	5.20	32,533	0.485		0.445		3.86	29
0.00	(0.38)	10.76	3.47	7,581	0.46	(b)	0.46	(b)	3.43	48
0.00	(0.37)	10.77	2.56	2,978	0.47		0.47		3.41	42

0.00	(0.40)	10.13	(1.42)	23,562	0.775		0.775		3.50	121
0.00	(0.39)	10.68	1.74	15,386	0.795	(c)	0.795	(c)	3.41	44
0.00	(0.39)	10.88	4.81	11,583	0.865		0.825		3.43	29
0.00	(0.34)	10.76	3.08	5,625	0.84	(b)	0.84	(b)	3.02	48
0.00	(0.33)	10.77	2.17	3,348	0.85		0.85		3.07	42

Prospectus	150

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Short Duration Municipal Income Fund
Institutional Class
03/31/2009	$9.54	$0.35	$(1.33)	$(0.98)	$(0.36)	$0.00
03/31/2008	9.95	0.38	(0.41)	(0.03)	(0.38)	0.00
03/31/2007	9.96	0.35	(0.01)	0.34	(0.35)	0.00
03/31/2006	9.95	0.34	0.01	0.35	(0.34)	0.00
03/31/2005	10.17	0.28	(0.22)	0.06	(0.28)	0.00
Class P
04/30/2008 – 03/31/2009	9.64	0.30	(1.42)	(1.12)	(0.32)	0.00
Administrative Class
03/31/2009	9.54	0.33	(1.34)	(1.01)	(0.33)	0.00
03/31/2008	9.95	0.37	(0.42)	(0.05)	(0.36)	0.00
03/31/2007	9.96	0.33	(0.01)	0.32	(0.33)	0.00
03/31/2006	9.95	0.32	0.01	0.33	(0.32)	0.00
03/31/2005	10.17	0.24	(0.20)	0.04	(0.26)	0.00
Class D
03/31/2009	9.54	0.31	(1.33)	(1.02)	(0.32)	0.00
03/31/2008	9.95	0.34	(0.41)	(0.07)	(0.34)	0.00
03/31/2007	9.96	0.31	(0.01)	0.30	(0.31)	0.00
03/31/2006	9.95	0.31	0.01	0.32	(0.31)	0.00
03/31/2005	10.17	0.24	(0.22)	0.02	(0.24)	0.00
Unconstrained Bond Fund
Institutional Class
06/30/2008 – 03/31/2009	$10.00	$0.22	$0.11	$0.33	$(0.16)	$0.00
Class P
06/30/2008 – 03/31/2009	10.00	0.21	0.11	0.32	(0.15)	0.00
Class D
06/30/2008 – 03/31/2009	10.00	0.19	0.11	0.30	(0.13)	0.00
Unconstrained Tax Managed Bond Fund
Institutional Class
01/30/2009 – 03/31/2009	$10.00	$0.03	$(0.23)	$(0.20)	$(0.03)	$0.00
Class D
01/30/2009 – 03/31/2009	10.00	0.02	(0.23)	(0.21)	(0.02)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2004, the administrative fee was reduced to 0.15%.
(c)	Effective October 1, 2007, the administrative fee was reduced by 0.05% to 0.30%.
(d)	PIMCO and the Distributor have contractually agreed to waive 0.05% of the Fund’s administrative fee and distribution and/or service/12b-1 Fees.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.93%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.92%
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.03%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.02%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.32%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.12%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.35%.

151	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.36)	$8.20	(10.56)%	$57,918	0.35%		0.35%		3.86%		155%
0.00	(0.38)	9.54	(0.35)	90,525	0.35		0.35		3.86		35
0.00	(0.35)	9.95	3.45	178,380	0.40		0.35		3.49		71
0.00	(0.34)	9.96	3.60	106,240	0.45		0.35		3.44		79
0.00	(0.28)	9.95	0.63	118,485	0.37	(b)	0.37	(b)	2.83		104

0.00	(0.32)	8.20	(11.85)	9	0.45	*	0.45	*	3.67	*	155

0.00	(0.33)	8.20	(10.78)	5,947	0.60		0.60		3.61		155
0.00	(0.36)	9.54	(0.57)	7,991	0.60		0.60		3.88		35
0.00	(0.33)	9.95	3.21	11	0.63		0.60		3.27		71
0.00	(0.32)	9.96	3.35	10	0.70		0.60		3.20		79
0.00	(0.26)	9.95	0.42	10	0.63	(b)	0.63	(b)	2.42		104

0.00	(0.32)	8.20	(10.92)	23,026	0.75		0.75		3.40		155
0.00	(0.34)	9.54	(0.77)	28,867	0.77	(c)	0.77	(c)	3.42		35
0.00	(0.31)	9.95	3.09	30,392	0.75	(d)	0.70	(d)	3.15		71
0.00	(0.31)	9.96	3.24	28,517	0.80	(d)	0.70	(d)	3.09		79
0.00	(0.24)	9.95	0.22	33,141	0.78	(d)	0.78	(d)	2.41		104

$0.00	$(0.16)	$10.17	3.40%	$578,445	0.91	%*(e)	0.90	%*(f)	2.91	%*	417%

0.00	(0.15)	10.17	3.32	129	1.01	* (g)	1.00	* (h)	2.84	*	417

0.00	(0.13)	10.17	3.09	134,508	1.31	* (i)	1.30	* (j)	2.51	*	417

$0.00	$(0.03)	$9.77	(2.02)%	$5,773	0.70	%*(k)	0.70	%*(k)	1.78	%*	0%

0.00	(0.02)	9.77	(2.08)	441	1.10	* (l)	1.10	* (l)	1.10	*	0

Prospectus	152

Appendix A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are deemed predominately speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.	Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1	PIMCO Funds

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

Prospectus	A-2

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

A-3	PIMCO Funds

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among other, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

Prospectus	A-4

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

A-5	PIMCO Funds

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.	Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Prospectus	A-6

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

A-7	PIMCO Funds

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Prospectus	A-8

PIMCO Funds	INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services - Midwest, 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by writing to:

PIMCO Funds:

840 Newport Center Drive

Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimco.com for additional information about the Funds, including the SAI and the annual and semi-annual reports.

Reference the Trust’s Investment Company Act file number in your correspondence.

Investment Company Act File No. 811-05028 PI_1525440_00

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

PIMCO Funds

Prospectus

JULY 31, 2009

Bond Funds

Share Classes

A	B	C	R

SHORT-DURATION

PIMCO Floating Income Fund

PIMCO Money Market Fund

INTERMEDIATE DURATION

PIMCO GNMA Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Investment Grade Corporate
Bond Fund

LONG DURATION

PIMCO Extended Duration Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term Credit Fund

PIMCO Long-Term U.S. Government Fund

TAX-EXEMPT

PIMCO California Intermediate Municipal
Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO MuniGO Fund

PIMCO Short Duration Municipal Income Fund

INCOME

PIMCO Income Fund

INTERNATIONAL

PIMCO Developing Local Markets Fund

PIMCO Diversified Income Fund

PIMCO Emerging Local
Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Foreign Bond Fund
(Unhedged)

PIMCO Foreign Bond Fund
(U.S. Dollar-Hedged)

PIMCO Global Advantage Strategy
Bond Fund

PIMCO Global Bond Fund
(U.S. Dollar-Hedged)

ABSOLUTE RETURN

PIMCO Unconstrained Bond Fund

PIMCO Unconstrained Tax Managed
Bond Fund

TREASURY

PIMCO Treasury Money Market Fund

U.S. GOVERNMENT SECURITIES

PIMCO Government Money Market Fund

This cover is not part of the Prospectus.

PIMCO Funds Prospectus

PIMCO Funds July 31, 2009	This prospectus describes 29 mutual funds (the “Funds”) offered by PIMCO Funds (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of June 30, 2009, PIMCO managed approximately $841 billion in assets.

Share Classes A, B, C and R	The Diversified Income, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, Long-Term U.S. Government, Money Market, Mortgage-Backed Securities and Municipal Bond Funds offer Class A, Class B and Class C shares in this prospectus. The Extended Duration, Long Duration Total Return and Long-Term Credit Funds offer Class A shares in this prospectus. The California Intermediate Municipal Bond, California Short Duration Municipal Income, Developing Local Markets, Emerging Local Bond, Global Advantage Strategy Bond, Floating Income, Government Money Market, High Yield Municipal Bond, Income, Investment Grade Corporate Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income, Treasury Money Market, Unconstrained Bond and Unconstrained Tax Managed Bond Funds offer Class A and Class C shares in this prospectus. The Foreign Bond (U.S. Dollar-Hedged), Global Advantage Strategy, Government Money Market, Income, Treasury Money Market and Unconstrained Bond Funds offer Class R shares in this prospectus. This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 6. Following the table are certain key concepts which are used throughout the prospectus.

Category	Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short-Duration	Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% of total assets rated Prime 1; ≤ 5% of total assets rated Prime 2	0%
	Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	≤ 1 year	Caa to Aaa; max 10% of total assets below B	No Limitation
Intermediate Duration	GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1-7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1-7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	Investment Grade Corporate Bond	Corporate fixed income securities	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
Long Duration	Extended Duration	Long-term maturity fixed income instruments	+/-3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Long Duration Total Return	Long-term maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Long-Term Credit	Long-term maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0–30% of total assets
	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%
International	Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3–8 years	Max 10% of total assets below B	No Limitation
	Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/-2 years of its benchmark	Max 15% of total assets below B	≥ 80%(3) of assets
	Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	≥ 80%(3) of assets
	Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	≥ 80%(3) of assets
	Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	≤ 8 years	Max 15% of total assets below B	No Limitation
	Global Bond (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	25–75%(3) of total assets
	Developing Local Markets Fund	Currencies or fixed income instruments denominated in currencies of non-U.S. countries	≤ 8 years	Max 15% of total assets below B	≥ 80%(3) of assets
	Emerging Markets Bond	Emerging market fixed income instruments	≤ 8 years	Max 15% of total assets below B	≥ 80%(3) of assets

2	PIMCO Funds

Summary Information (continued)

Category	Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Income	Income	Broad range of fixed income instruments	2–8 years	Caa to Aaa; max 50% of total assets below Baa	No Limitation
Absolute Return	Unconstrained Bond	Broad range of fixed income instruments	(-3) to 8 years	Max 40% of total assets below Baa	No Limitation
	Unconstrained Tax Managed Bond	Broad range of fixed income instruments	(-3) to 10 years	Max 40% of total assets below Baa	0-50% of total assets
Tax Exempt	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
	California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤ 3 years	Caa to Aaa; max 10% of total assets below Baa	0%
	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% of total assets below Baa	0%
	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% of total assets below Baa	0%
	MuniGO	State, county and city general obligation and pre-refunded municipal bonds (exempt from federal income tax)	+/- 2 years of its benchmark	Baa to Aaa	0%
	High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4–11 years	No Limitation	0%
	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% of total assets below Baa	0%
U.S. Government Securities	Government Money Market	U.S. government securities	≤ 90 days dollar- weighted average maturity	AAA equivalent	0%
Treasury	Treasury Money Market	U.S. Treasury securities	≤ 90 days dollar- weighted average maturity	AAA equivalent	0%

(1)

As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

(2)

Each Fund (except the California Intermediate Municipal Bond, California Short Duration Municipal Income, Government Money Market, High Yield Municipal Bond, Long-Term U.S. Government, Municipal Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income and Treasury Money Market Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.

Fixed Income Instruments	“Fixed Income Instruments,” as used generally in this prospectus, includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;

Prospectus	3

Summary Information (continued)

•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Each Fund differs from the others primarily in the length of the Fund’s duration or the proportion of its investments in certain types of fixed income securities.

The Funds (other than the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in derivatives based on Fixed Income Instruments.

Duration	Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point.

Credit Ratings	In this prospectus, references are made to credit ratings of debt securities, which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as Moody’s, S&P or Fitch. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As noted in Appendix A, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1,2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category at the time of purchase. For example, a Fund may purchase a security rated B3 by Moody’s, B- by S&P or B- by Fitch, provided the Fund may purchase securities rated B.

Fund Descriptions, Performance, Fees and Disclosure of Portfolio Holdings	The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information (if available) and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency, although certain investments in the Money Market Fund are guaranteed by the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program imposes a number of restrictions and conditions and does not protect shares in the Money Market Fund acquired by an investor after September 19, 2008 above the total amount owned by the investor on that date. See “Management of the Funds—Temporary Guarantee and Fee Waivers” for additional information.

4	PIMCO Funds

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Prospectus	5

PIMCO California Intermediate Municipal Bond Fund	Ticker Symbol: PCMBX (Class A) N/A (Class C)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies from three to seven years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issues than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A shares (October 19, 1999), performance information shown in the table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by

Class A shares. Class C had not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	PIMCO Funds

PIMCO California Intermediate Municipal Bond Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	6.87%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ‘01)	3.07%
Lowest (4th Qtr. ‘08)	-4.74%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (8/31/99)
Class A Return Before Taxes	-10.83%	-0.59%	2.28%
Class A Return After Taxes on Distributions(1)	-10.93%	-0.64%	1.83%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-5.79%	0.04%	2.16%
Barclays Capital California Intermediate Municipal Bond Index(2)	3.11%	3.62%	4.95%
Lipper California Intermediate Municipal Debt Fund Average(3)	-3.05%	1.49%	3.72%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

Barclays Capital California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond Issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade Municipal Bonds issued after 12/31/90 having a remaining maturity of at least one year. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper California Intermediate Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in California, with dollar weighted maturities of five to ten years. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.00%	0.50%(1)
Class C	None	1.00	%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.525%	0.525%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Total Annual Fund Operating Expenses	0.775	1.525

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority, Inc. (the “FINRA”).

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$377	$540	$718	$1,231	$377	$540	$718	$1,231
Class C	255	482	832	1,818	155	482	832	1,818

Prospectus	7

PIMCO California Short Duration Municipal Income Fund	Ticker Symbol: PCDAX (Class A) N/A (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund Focus Short to intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration ≤3 years	Credit Quality Caa to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated Caa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are California Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. Class C had not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

8	PIMCO Funds

PIMCO California Short Duration Municipal Income Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	1.72%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘08)	1.34%
Lowest (3rd Qtr. ‘08)	0.03%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (8/31/06)
Class A Return Before Taxes	-0.09%	1.66%
Class A Return After Taxes on Distributions(1)	-0.12%	1.60%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	0.88%	1.78%
Barclays Capital California 1 Year Municipal Bond Index(2)	4.33%	4.12%
Lipper California Short/Intermediate Municipal Debt Fund Average(3)	-1.40%	0.85%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

Barclays Capital California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond Issues having a maturity of at least one year and less than two years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper California Short/Intermediate Municipal Debt Fund Average is a total return performance average of Funds that invest primarily in municipal debt issues that are exempt from taxation in California, with dollar-weighted average maturities of one to five years. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	2.25%	0.50%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.50%	0.50%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Total Annual Fund Operating Expenses	0.75	1.50

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$300	$459	$633	$1,134	$300	$459	$633	$1,134
Class C	253	474	818	1,791	153	747	818	1,791

Prospectus	9

PIMCO Developing Local Markets Fund	Ticker Symbols: PLMAX (Class A) PLMCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Currencies or Fixed Income Instruments denominated in currencies of non-U.S. countries Average Portfolio Duration ≤ 8 years	Credit Quality Maximum 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, developing markets. The Fund defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income OECD economies for the past five consecutive years. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest in the currencies and Fixed Income Instruments of emerging market countries. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

10	PIMCO Funds

PIMCO Developing Local Markets Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	11.12%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘06)	5.88%
Lowest (4th Qtr. ‘08)	-11.84%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (5/31/05)
Class A Return Before Taxes	-18.09%	1.97%
Class A Return After Taxes on Distributions(1)	-19.56%	-0.53%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-11.43%	0.43%
Class C Return Before Taxes	-16.34%	2.29%
JPMorgan Emerging Local Markets Index Plus (Unhedged)(2)	-3.85%	7.79%
Lipper Emerging Market Debt Fund Average(3)	-17.47%	0.84%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Emerging Market Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that seeks either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	1.00%	1.00%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Total Annual Fund Operating Expenses	1.25	2.00

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$498	$757	$1,036	$1,830	$498	$757	$1,036	$1,830
Class C	$303	$627	$1,078	$2,327	$203	$627	$1,078	$2,327

Prospectus	11

PIMCO Diversified Income Fund	Ticker Symbols: PDVAX (Class A) PDVBX (Class B) PDICX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return consistent with prudent investment management	Fund Focus Investment grade corporate, high yield and emerging market Fixed Income Instruments Average Portfolio Duration 3–8 years	Credit Quality Maximum 10% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from three to eight years, based on PIMCO’s forecast for interest rates.

The Fund may invest in a diversified pool of corporate fixed income securities of varying maturities. The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in fixed income securities that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the Barclays Capital Global Credit Hedged USD Index (formerly named the Lehman Brothers Global Credit Hedged USD Index). The Fund’s secondary benchmark is an equally weighted blend of the following three indices: Barclays Capital Global Aggregate Credit Component, Hedged USD (formerly named the Lehman Brothers Global Aggregate Credit Component, Hedged USD), Merrill Lynch Global High Yield BB-B Rated Constrained Index, Hedged USD and JPMorgan EMBI Global, Hedged USD. The Fund believes this self-blended index reflects the Fund’s investment strategy more accurately than the Barclays Capital Global Credit Hedged USD Index. For further information about the Fund’s benchmarks, see the Average Annual Total Returns table on the next page.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

12	PIMCO Funds

PIMCO Diversified Income Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	13.45%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ‘04)	6.02%
Lowest (4th Qtr. ‘08)	-6.55%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (7/31/03)
Class A Return Before Taxes	-16.92%	1.16%	2.78%
Class A Return After Taxes on Distributions(1)	-19.20%	-0.95%	0.67%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-10.76%	-0.11%	1.26%
Class B Return Before Taxes	-17.11%	1.10%	2.74%
Class C Return Before Taxes	-15.13%	1.18%	2.74%
Barclays Capital Global Credit Hedged USD Index(2)	-5.89%	2.50%	3.08%
1/3 each-Barclays Capital Global Aggregate Credit Component, Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd(3)	-12.84%	2.51%	3.70%
Lipper Multi-Sector Income Funds Average(4)	-14.26%	1.22%	2.65%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

Barclays Capital Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

The benchmark is an equally weighted blend of the following three indices: Barclays Capital Global Aggregate-Credit Component Hedged USD, Merrill Lynch Global High Yield, BB-B Rated, Constrained Index, JPMorgan EMBI Global. The Barclays Capital Global Aggregate Index-Credit Component Hedged USD provides a broad-based measure of the global investment-grade fixed income markets. The index does not reflect deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers. The Merrill Lynch Global High Yield BB-B Rated Constrained Index USD Hdgd tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. JPMorgan EMBI Global USD Hdgd tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(4)

Lipper Multi-Sector Income Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment grade. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B, C and R Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Prospectus	13

PIMCO Diversified Income Fund (continued)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fees(1)	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Other Expenses(3)	0.04	0.04	0.04
Total Annual Fund Operating Expenses(4)	1.19	1.94	1.94

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.15%, 1.90% and 1.90%, respectively, for Class A, Class B and Class C shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$492	$739	$1,005	$1,764	$492	$739	$1,005	$1,764
Class B	547	809	1,097	1,808	197	609	1,047	1,808
Class C	297	609	1,047	2,264	197	609	1,047	2,264

14	PIMCO Funds

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Prospectus	15

PIMCO Emerging Local Bond Fund	Ticker Symbols: PELAX (Class A) PELCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Fixed Income Instruments denominated in currencies of non-U.S. countries Average Portfolio Duration See description below	Credit Quality Maximum 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may invest in forwards or derivatives denominated in any currency, and forwards or derivatives denominated in any currency will be included under the 80% of assets policy noted in the prior sentence so long as the underlying asset of such forwards or derivatives is a Fixed Income Instrument denominated in the currency of an emerging market country. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest without limit in Fixed Income Instruments that are economically tied to emerging market countries. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security, such as a derivative instrument, rather than investing directly in emerging market securities.

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), which as of June 30, 2009 was 4.33 years.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

16	PIMCO Funds

PIMCO Emerging Local Bond Fund (continued)

Performance Information	This page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	12.52%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Qtr. ‘07)	4.64%
Lowest (4th Qtr. ‘08)	-6.80%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (12/29/06)(4)
Class A Return Before Taxes	-14.39%	-2.14%
Class A Return After Taxes on Distributions(1)	-16.12%	-5.31%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-9.25%	-3.47%
Class C Return Before Taxes	-12.57%	-1.00%
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)(2)	-5.22%	5.80%
Lipper Emerging Market Debt Fund Average(3)	-17.47%	-7.09%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Emerging Market Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that seeks either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. It does not reflect deductions for sales charges or taxes.

(4)	The Fund began operations on 12/29/06. Index comparisons began on 12/31/06.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or Class C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Prospectus	17

PIMCO Emerging Local Bond Fund (continued)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	1.10%	1.10%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Total Annual Fund Operating Expenses	1.35	2.10

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$507	$787	$1,087	$1,938	$507	$787	$1,087	$1,938
Class C	313	658	1,129	2,431	213	658	1,129	2,431

18	PIMCO Funds

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Prospectus	19

PIMCO Emerging Markets Bond Fund	Ticker Symbols: PAEMX (Class A) PBEMX (Class B) PEBCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Emerging market Fixed Income Instruments Average Portfolio Duration ≤ 8 years	Credit Quality Maximum 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. The average portfolio duration of the Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

20	PIMCO Funds

PIMCO Emerging Markets Bond Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	14.72%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘02)	16.91%
Lowest (4th Qtr. ’08)	-7.48%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-17.55%	3.36%	12.38%
Class A Return After Taxes on Distributions(1)	-19.54%	0.63%	8.25%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-11.10%	1.49%	8.31%
Class B Return Before Taxes	-17.75%	3.31%	12.22%
Class C Return Before Taxes	-15.77%	3.38%	11.99%
JPMorgan Emerging Markets Bond Index (EMBI) Global(2)	-10.91%	5.18%	10.17%
Lipper Emerging Market Debt Fund Average(3)	-17.47%	3.41%	10.17%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Emerging Market Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that seeks either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B, C and R Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fees(1)	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Other Expenses(3)	0.03	0.03	0.03
Total Annual Fund Operating Expenses Fee(4)	1.28	2.03	2.03

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.25%, 2.00%, and 2.00%, respectively, for Class A, Class B and Class C shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$500	$766	$1,051	$1,862	$500	$766	$1,051	$1,862
Class B	556	837	1,143	1,906	206	637	1,093	1,906
Class C	306	637	1,093	2,358	206	637	1,093	2,358

Prospectus	21

PIMCO Extended Duration Fund	Ticker Symbols: N/A (Class A)

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Citigroup Strips Index, 20+ Year Sub-Index, which as of June 30, 2009 was 23.66 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are not offered in this prospectus. Class A shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Institutional Class and Class A shares have different expenses. Performance for Institutional Class shares in the Average Annual Returns Table does not reflect sales charges applicable to Class A shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

22	PIMCO Funds

PIMCO Extended Duration Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	-25.60%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ’08)	43.08%
Lowest (2nd Qtr. ’07)	-5.98%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (8/31/06)
Institutional Class Return Before Taxes	49.19%	25.45%
Institutional Class Return After Taxes on Distributions(1)	45.59%	22.85%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	31.53%	20.23%
Citigroup STRIPS Index, 20+ Year Sub-Index(2)	59.81%	29.56%
Lipper Corporate Debt Funds BBB-Rated Fund Average(3)	-8.85%	-0.92%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

Citigroup STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month-end. The included STRIPS are derived only from bonds in the Citigroup U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity. It is not possible to invest directly in an unmanaged index. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for sales charges or taxes.

(3)

Lipper Corporate Debt Funds BBB-Rated Fund Average consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. It does not reflect deductions for fees, expenses or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class A
Management Fees(1)	0.65%
Distribution and/or Service (12b-1) Fees	0.25
Other Expenses(2)	0.07
Total Annual Fund Operating Expenses	0.97

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

Examples.  The Examples are intended to help you compare the cost of investing in Class A shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$470	$672	$891	$1,520	$470	$672	$891	$1,520

Prospectus	23

PIMCO Floating Income Fund	Ticker Symbols: PFIAX (Class A) PFNCX (Class C)

Principal Investments and Strategies	Investment Objective Maximum current yield consistent with prudent investment management	Fund Focus Variable and floating-rate Fixed Income Instruments and their economic equivalents Average Portfolio Duration ≤ 1 year	Credit Quality Caa to Aaa; maximum 10% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve a floating rate of income, including, but not limited to, variable and floating-rate Fixed Income Instruments, Fixed Income Instruments with durations of less than or equal to one year, and fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. The Fund may also invest in other Fixed Income Instruments. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).

The Fund may invest all of its assets in high yield securities (“junk bonds”) rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in securities that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy-backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	PIMCO Funds

PIMCO Floating Income Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	15.23%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘06)	3.18%
Lowest (4th Qtr. ‘08)	-15.46%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (7/30/04)
Class A Return Before Taxes	-26.73%	-3.15%
Class A Return After Taxes on Distributions(1)	-28.13%	-4.97%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-17.18%	-3.49%
Class C Return Before Taxes	-25.95%	-2.94%
3 Month LIBOR Index(2)	3.58%	4.15%
1/3 each-Barclays Capital Global Aggregate Credit Component, Merrill Lynch Global High Yield-BB-B Rated Constrained and JPMorgan EMBI Global; All USD Hdgd(3)	-23.35	-3.23
Lipper Loan Participation Fund Average(4)	-27.14%	-4.02%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

3 Month LIBOR (London Intrabank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Barclays Capital Global Aggregate Credit Index, Merrill Lynch Global High Yield, BB-B Rated Constrained Index, JPMorgan EMBI Global; all USD hedged. The Barclays Capital Global Aggregate Credit Index provides a broad-based measure of the global investment-grade fixed income markets. It is not possible to invest directly in an unmanaged index. The index does not reflect deduction for fees, expenses or taxes. The Merrill Lynch Global High Yield, BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(4)

Lipper Loan Participation Fund Average is a total performance average of funds tracked by Lipper, Inc. that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	2.25%	0.50%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.70%	0.70%
Distribution and/or Service (12b-1) Fees(2)	0.25	0.55
Other Expenses(3)	0.08	0.08
Total Annual Fund Operating Expenses(4)	1.03	1.33

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Prospectus	25

PIMCO Floating Income Fund (continued)

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.95% and 1.25%, respectively, for Class A and Class C shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$328	$545	$781	$1,456	$328	$545	$781	$1,456
Class C	235	421	729	1,601	135	421	729	1,601

26	PIMCO Funds

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Prospectus	27

PIMCO Foreign Bond Fund (Unhedged)	Ticker Symbols: PFUAX (Class A) PFRCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity non-U.S. Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD, which as of June 30, 2009 was 6.51 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

28	PIMCO Funds

PIMCO Foreign Bond Fund (Unhedged) (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	6.91%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Qtr. ‘08)	10.68%
Lowest (3rd Qtr. ‘08)	-10.30%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (4/30/04)
Class A Return Before Taxes	-8.06%	2.35%
Class A Return After Taxes on Distributions(1)	-12.84%	0.12%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-5.38%	0.72%
Class C Return Before Taxes	-6.01%	2.41%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD(2)	12.36%	7.43%
Lipper International Income Fund Average(3)	2.00%	4.53%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper International Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.70%	0.70%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Other Expenses(3)	0.37	0.37
Total Annual Fund Operating Expenses Fee(4)	1.32	2.07

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.95% and 1.70%, respectively, for Class A and Class C shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$504	$778	$1,071	$1,906	$504	$778	$1,071	$1,906
Class C	310	649	1,114	2,400	210	649	1,114	2,400

Prospectus	29

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols: PFOAX (Class A) PFOBX (Class B) PFOCX (Class C) PFRRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity hedged non-U.S. Fixed Income Instruments Average Portfolio Maturity See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. Index Hedged in USD, which as of June 30, 2009 was 6.51 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B, C and R shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class R shares (December 31, 2002), performance information shown in the table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

30	PIMCO Funds

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09—6/30/09	7.24%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ‘01)	3.88%
Lowest (3rd Qtr. ‘08)	-2.84%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-6.48%	2.08%	3.92%
Class A Return After Taxes on Distributions(1)	-9.33%	0.21%	1.82%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-4.24%	0.73%	2.09%
Class B Return Before Taxes	-6.67%	2.02%	3.78%
Class C Return Before Taxes	-4.45%	2.10%	3.54%
Class R Return Before Taxes	-3.08%	2.60%	4.06%
JPMorgan GBI Global ex-US Index Hedged in USD(2)	7.98%	5.38%	5.39%
Lipper International Income Fund Average(3)	2.00%	3.93%	4.99%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary.

(2)

JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper International Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B, C or R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B, C and R Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class R
Management Fees(1)	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00	0.50
Other Expenses(3)	0.20	0.20	0.20	0.20
Total Annual Fund Operating Expenses(4)	1.15	1.90	1.90	1.40

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B, Class C and Class R shares, a Class B, Class C or Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.95%, 1.70%, 1.70% and 1.20%, respectively, for Class A, Class B, Class C and Class R shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$488	$727	$984	$1,720	$488	$727	$984	$1,720
Class B	543	797	1,076	1,764	193	597	1,026	1,764
Class C	293	597	1,026	2,222	193	597	1,026	2,222
Class R	143	443	766	1,680	143	443	766	1,680

Prospectus	31

PIMCO Global Advantage Strategy Bond Fund	Ticker Symbol: PGSAX (Class A) PAFCX (Class C) PSBRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmarks, consistent with prudent investment management	Fund Focus U.S. and non-U.S. Fixed Income Instruments Average Portfolio Duration ≤ 8 years	Credit Quality Maximum of 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, and trade and current account balances. The Fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may also invest up to 10% of its total assets in preferred stocks. In addition, the Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified Fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Issuer Non-Diversification Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which is an unmanaged index that covers the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage-pass through securities, and asset-backed securities. The Fund’s secondary benchmark, the PIMCO Global Advantage Bond Index (“GLADI”), is a diversified bond index intended to provide a better representation of the fixed income universe through its wide coverage of fixed income instruments and sectors—from developed to emerging markets, nominal to real assets, and cash to derivative instruments. GLADI employs a unique GDP-weighting methodology that puts emphasis on rapidly developing markets, making the index forward-looking in nature. This contrasts with traditional market capitalization-weighted indices, which emphasize past debt issuance and are therefore backward-looking. GDP-weighting also tends to lead to counter-cyclical rebalancing—as bond prices tend to be inversely related to GDP growth rates—and avoids some of the disadvantages of traditional market-cap weighted indices, such as allocating too heavily toward overpriced securities, government debt, and large debt issuers. The Fund believes that the secondary benchmark reflects the Fund’s investment strategy more accurately than the Barclays Capital U.S. Aggregate Index.

32	PIMCO Funds

PIMCO Global Advantage Strategy Bond Fund (continued)

The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, C or R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Class R
Management Fees(1)	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Total Annual Fund Operating Expenses	1.20	1.95	1.45

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C or Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$483	$712	$958	$1,665	$483	$712	$958	$1,665
Class C	288	582	1,001	2,169	188	582	1,001	2,169
Class R	137	428	739	1,624	137	428	739	1,624

Prospectus	33

PIMCO Global Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols: PAIIX (Class A) PBIIX (Class B) PCIIX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital	Fund Focus U.S. and hedged non-U.S. intermediate maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. Securities may be denominated in major foreign currencies or the U.S. dollar. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global Hedged in USD, which as of June 30, 2009 was 6.18 years. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

34	PIMCO Funds

PIMCO Global Bond Fund (U.S. Dollar-Hedged) (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	5.70%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Qtr. ‘01)	4.60%
Lowest (3rd Qtr. ‘08)	-3.33%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-6.39%	2.10%	4.13%
Class A Return After Taxes on Distributions(1)	-8.90%	0.37%	2.09%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-4.17%	0.85%	2.31%
Class B Return Before Taxes	-6.61%	2.03%	3.99%
Class C Return Before Taxes	-4.36%	2.11%	3.75%
JPMorgan GBI Global Hedged in USD(2)	9.42%	5.65%	5.60%
Lipper Global Income Fund Average(3)	-5.00%	2.93%	4.64%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

JPMorgan GBI Global Hedged in USD is an unmanaged index market representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Global Income Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B, C and R Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fees(1)	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Other Expenses(3)	0.50	0.49	0.49
Total Annual Fund Operating Expenses Fee(4)	1.45	2.19	2.19

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.95%, 1.70%, and 1.70%, for Class A, Class B and Class C shares of the Fund, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$517	$816	$1,137	$2,045	$517	$816	$1,137	$2,045
Class B	572	885	1,225	2,084	222	685	1,175	2,084
Class C	322	685	1,175	2,524	222	685	1,175	2,524

Prospectus	35

PIMCO GNMA Fund	Ticker Symbols: PAGNX (Class A) PBGNX (Class B) PCGNX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1–7 years	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A shares (November 30, 2000), Class B and C shares (May 31, 2001), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

36	PIMCO Funds

PIMCO GNMA Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	5.06%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Qtr. ‘01)	4.55%
Lowest (2nd Qtr. ‘04)	-0.71%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	0.90%	3.80%	5.53%
Class A Return After Taxes on Distributions(1)	-0.95%	2.27%	3.70%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	0.65%	2.35%	3.62%
Class B Return Before Taxes	0.61%	3.73%	5.36%
Class C Return Before Taxes	3.09%	3.82%	5.14%
Barclays Capital GNMA Index(2)	7.87%	5.39%	5.94%
Lipper GNMA Fund Average(3)	5.24%	4.15%	4.94%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

Barclays Capital GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper GNMA Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B, C and R Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fees(1)	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Other Expenses(3)	0.16	0.16	0.16
Total Annual Fund Operating Expenses(4)	1.06	1.81	1.81

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.65%, and 1.65%, respectively, for Class A, Class B and Class C shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$479	$700	$938	$1,621	$479	$700	$938	$1,621
Class B	534	769	1,030	1,664	184	569	980	1,664
Class C	284	569	980	2,127	184	569	980	2,127

Prospectus	37

PIMCO Government Money Market Fund	Ticker Symbols: AMAXX (Class A) AMGXX (Class C) PGRXX (Class R)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus U.S. government securities Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality AAA equivalent Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Credit Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Returns Table is included.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, C or R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed Share Class on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	None(1)	None
Class C	None	None
Class R	None	None

(1)	Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Class R
Management Fees(1)	0.33%	0.33%	0.18%
Distribution and/or Service (12b-1) Fees	0.10	0.10	0.25
Total Annual Fund Operating Expenses(2)	0.44	0.44	0.44

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses. See “Management of the Funds—Temporary Guarantee and Fee Waivers” for additional information. Such waivers, if any, are not reflected in these tables.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Assuming you redeem shares at the end of each period		Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$44	$138	$44	$138
Class C	44	138	44	138
Class R	44	138	44	138

38	PIMCO Funds

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Prospectus	39

PIMCO High Yield Municipal Bond Fund	Ticker Symbols: PYMAX (Class A) PYMCX (Class C)

Principal Investments and Strategies	Investment Objectives Seeks high current income exempt from federal income tax. Total return is a secondary objective.	Fund Focus Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax) Average Portfolio Duration 4–11 years	Credit Quality No Limitation Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund intends to invest a substantial portion of its assets in high yield Municipal Bonds and “private activity” bonds that are rated (at the time of purchase) below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (commonly known as “junk bonds”). The Fund may also invest, without limitation, in higher rated Municipal Bonds. The Fund may invest up to 30% of its assets in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

The average portfolio duration of this Fund normally varies from four to eleven years based on PIMCO’s forecast for interest rates. The portfolio manager focuses on Municipal Bonds with the potential to offer high current income, typically looking for Municipal Bonds that can provide consistently attractive current yields or that are trading at competitive market prices. The total return sought by the Fund consists of both income earned on its investments and capital appreciation, if any, generally arising from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in other types of Fixed Income Instruments. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities and may engage in short sales. In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class C shares (December 29, 2006), performance information shown in the table for Class C shares is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

40	PIMCO Funds

PIMCO High Yield Municipal Bond Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	16.92%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Qtr. ‘07)	2.14%
Lowest (4th Qtr. ‘08)	-21.10%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Years	Fund Inception (7/31/06)
Class A Return Before Taxes	-31.26%	-13.45%
Class A Return After Taxes on Distributions(1)	-31.32%	-13.56
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-18.60%	-10.35
Class C Return Before Taxes	-29.25%	-13.00%
60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index(2)	-17.82%	-6.30%
Lipper High Yield Municipal Debt Fund Average(3)	-25.11%	-10.93%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After tax returns are for Class A shares only. After tax returns for Class C shares will vary.

(2)

Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers. Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade Municipal Bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper High Yield Municipal Debt Fund Average consists of funds that invest at least 50% of their assets in lower-rated municipal debt issues. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	4.50%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.60%	0.60%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Total Annual Fund Operating Expenses	0.85	1.60
Expense Reduction(3)	(0.06)	(0.06)
Net Annual Fund Operating Expenses	0.79	1.54

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

PIMCO has contractually agreed, through July 31, 2010, to waive a portion of its supervisory and administrative fee equal to 0.05% of the average daily net assets attributable in the aggregate to the Fund’s Class A and Class C shares. PIMCO has also contractually agreed, through July 31, 2010, to waive a portion of its advisory fee equal to 0.01% of average daily net assets. The contractual fee waivers renew annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$527	$703	$894	$1,446	$527	$703	$894	$1,446
Class C	257	499	865	1,894	157	499	865	1,894

Prospectus	41

PIMCO Income Fund	Ticker Symbols: PONAX (Class A) PONCX (Class C) PONRX (Class R)

Principal Investments and Strategies	Investment Objectives The Fund’s primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective.	Fund Focus Broad range of Fixed Income Instruments Average Portfolio Duration 2–8 years	Credit Quality Caa to Aaa; maximum 50% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund will generally allocate its assets among several investment sectors, which may include, without limitation: (i) high yield securities (“junk bonds”) and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; (ii) fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; (iii) mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. However, the Fund is not required to gain exposure to any one investment sector, and the Fund’s exposure to any one investment sector will vary over time. The average portfolio duration of this Fund normally varies from two to eight years based on PIMCO’s forecast for interest rates.

The Fund may invest up to 50% of its total assets in high yield securities rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in securities denominated in foreign currencies. The Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, C and R shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

42	PIMCO Funds

PIMCO Income Fund (continued)

++++Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	4.68%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Qtr. ‘08)	-0.25%
Lowest (3rd Qtr. ‘08)	-2.49%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (3/30/07)
Class A Return Before Taxes	-9.61%	-2.99%
Class A Return After Taxes on Distributions(1)	-11.55%	-4.95%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-6.21%	-3.60%
Class C Return Before Taxes	-7.59%	-1.54%
Class R Return Before Taxes	-6.19%	-1.00%
Barclays Capital U.S. Aggregate Index(2)	5.24%	6.07%
Lipper Multi-Sector Income Funds Average(3)	-14.26%	-7.32%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After tax returns are for Class A shares only. After tax returns for Class C and Class R shares will vary.

(2)

Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper Multi-Sector Income Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment grade. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, C or R shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Class R
Management Fees(1)	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Other Expenses(3)	0.52	0.54	0.60
Total Annual Fund Operating Expenses(4)	1.42	2.19	1.75
Expense Reduction(5)	(0.05)	(0.05)	(0.05)
Net Annual Fund Operating Expenses	1.37	2.14	1.70

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C or Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.65%, and 1.15%, respectively for Class A, Class C and Class R shares.
(5)	PIMCO has contractually agreed through July 31, 2010, to waive a portion of its advisory fee equal to 0.05% of average daily net assets.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$509	$802	$1,117	$2,008	$509	$802	$1,117	$2,008
Class C	317	680	1,170	2,519	217	680	1,170	2,519
Class R	173	546	944	2,057	173	546	944	2,057

Prospectus	43

PIMCO Investment Grade Corporate Bond Fund	Ticker Symbols: PBDAX (Class A) PBDCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management Fund Category Credit Strategy	Fund Focus Corporate fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Credit Investment Grade Index (formerly named the Lehman Brothers Credit Investment Grade Index), which as of June 30, 2009 was 5.99 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of the Class A and C shares (July 30, 2004), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class A and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

44	PIMCO Funds

PIMCO Investment Grade Corporate Bond Fund (continued)

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	5.93%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘08)	7.39%
Lowest (3rd Qtr. ‘08)	-5.35%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (4/28/00)(4)
Class A Return Before Taxes	-2.36%	3.12%	6.42%
Class A Return After Taxes on Distributions(1)	-4.01%	1.44%	3.95%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-1.47%	1.69%	4.01%
Class C Return Before Taxes	-0.24%	3.13%	6.09%
Barclays Capital Credit Investment Grade Index(2)	-3.08%	2.65%	5.79%
Lipper Intermediate Investment Grade Debt Fund Average(3)	-4.37%	1.76%	4.41%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

Barclays Capital Credit Investment Grade Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper Intermediate Investment Grade Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. It does not reflect deductions for sales charges or taxes.

(4)	The Fund began operations on 4/28/00. Index comparisons began on 4/30/00.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.65%	0.65%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Total Annual Fund Operating Expenses	0.90	1.65

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$463	$651	$855	$1,441	$463	$651	$855	$1,441
Class C	268	520	897	1,955	168	520	897	1,955

Prospectus	45

PIMCO Long Duration Total Return Fund	Ticker Symbols: N/A (Class A)

Principal	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Long Term Government/Credit Index (formerly named the Lehman Brothers Long Term Government/Credit Index), which as of June 30, 2009 was 11.60 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. Class A shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Institutional Class and Class A shares have different expenses. Performance for Institutional Class shares in the Average Annual Returns Table does not reflect sales charges applicable to Class A shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

46	PIMCO Funds

PIMCO Long Duration Total Return Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	-1.64%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ’08)	16.10%
Lowest (3rd Qtr. ’08)	-4.13%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (8/31/06)
Institutional Class Return Before Taxes	12.38%	9.79%
Institutional Class Return After Taxes on Distributions(1)	10.13%	7.73%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	7.99%	7.12%
Barclays Capital Long-Term Government/Credit Index(2)	8.44%	7.66%
Lipper Corporate Debt Funds BBB-Rated Fund Average(3)	-8.85%	-0.92%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1st, 2008, this index was published by Lehman Brothers.

(3)

Lipper Corporate Debt Funds BBB-Rated Fund Average consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class A
Management Fees(1)	0.65%
Distribution and/or Service (12b-1) Fees	0.25
Other Expenses(2)	0.01
Total Annual Fund Operating Expenses(3)	0.90

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy

(3)	Total Annual Fund Operating Expenses excluding interest expense is 0.89%

Examples.  The Examples are intended to help you compare the cost of investing in Class A shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$464	$654	$860	$1,453	$464	$654	$860	$1,453

Prospectus	47

PIMCO Long-Term Credit Fund	Ticker Symbols: N/A (Class A)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 20% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Fund’s benchmark, the Barclays Capital U.S. Long Credit Index, which as of June 30, 2009, was 11.42 years. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. Consistent with other investment limitations, the Fund may invest, without limitation, in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

48	PIMCO Funds

PIMCO Long-Term Credit Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Class A
Management Fees(1)	0.70%
Distribution and/or Service (12b-1) Fees	0.25
Other Expense(2)	0.01
Total Annual Fund Operating Expenses Fee	0.96
Expense Reduction(3)	(0.01)
Net Annual Fund Operating Expense	0.95

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)	“Other Expenses” reflect estimated organizational expenses for the Fund’s first fiscal year.
(3)

PIMCO has contractually agreed, through July 31, 2010, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to Institutional Class, Class P and Administrative Class shares, respectively (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees, plus such recoupment, do not exceed the Expense Limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$468	$666	$881	$1,498	$468	$666	$881	$1,498

Prospectus	49

PIMCO Long-Term U.S. Government Fund	Ticket Symbols: PFGAX (Class A) PFGBX (Class B) PFGCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity fixed income securities Average Portfolio Duration ≥ 8 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Fund also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk	• Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

50	PIMCO Funds

PIMCO Long-Term U.S. Government Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	-4.36%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘08)	13.47%
Lowest (2nd Qtr. ‘04)	-6.14%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	8.91%	5.90%	6.53%
Class A Return After Taxes on Distributions(1)	7.17%	4.29%	4.46%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	5.69%	4.09%	4.34%
Class B Return Before Taxes	8.81%	5.84%	6.38%
Class C Return Before Taxes	11.30%	5.92%	6.14%
Barclays Capital Long-Term Treasury Index(2)	24.03%	9.73%	8.10%
Lipper General U.S. Government Fund Average(3)	7.27%	4.18%	4.68%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper General U.S. Government Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in U.S. government and agency issues. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B, C and R Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fees(1)	0.625%	0.625%	0.625%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Other Expenses(3)	0.03	0.03	0.03
Total Annual Fund Operating Expenses(4)	0.905	1.655	1.655

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.875%, 1.625%, and 1.625%, respectively for Class A, Class B and Class C shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$464	$653	$857	$1,447	$464	$653	$857	$1,447
Class B	518	722	950	1,490	168	522	900	1,490
Class C	268	522	900	1,960	168	522	900	1,960

Prospectus	51

PIMCO Money Market Fund	Ticker Symbols: PYAXX (Class A) PYCXX (Class B) PKCXX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality Minimum 95% of total assets rated Prime 1; ≤ 5% of total assets rated Prime 2 Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in obligations issued by U.S. banks.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, although certain investments in the Fund are guaranteed by the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. The Program imposes a number of restrictions and conditions and does not protect shares in the Fund acquired by an investor after September 19, 2008 above the total amount owned by the investor on that date. See “Management of the Funds—Temporary Guarantee and Fee Waivers” for additional information. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk	• Market Risk • Issuer Risk	• Foreign (Non-U.S.) Investment Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares. To obtain the Fund’s current yield, call 1-800-426-0107. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

52	PIMCO Funds

PIMCO Money Market Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	0.07%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘00)	1.54%
Lowest (3rd Qtr. ‘03)	0.11%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	2.06%	2.96%	3.07%
Class A Return After Taxes on Distributions(1)	1.34%	1.92%	1.92%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	1.34%	1.92%	1.92%
Class B Return Before Taxes	1.23%	2.40%	2.59%
Class C Return Before Taxes	2.07%	2.97%	3.08%
Citigroup 3-Month Treasury Bill Index(2)	1.80%	3.10%	3.30%
Lipper Institutional Money Market Fund Average(3)	2.50%	3.20%	3.34%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After tax returns are for Class A shares only. After tax returns for Class B and Class C shares will vary.

(2)

Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

Lipper Institutional Money Market Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest in high quality financial instruments (rated in the top two grades) with dollar-weighted maturities of less than 90 days. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	None(1)	None
Class B	None	None(2)
Class C	None	None

(1)	Regular sales charges apply when Class A shares of the Money Market Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of any other Fund.
(2)	Class B shares are available only through exchanges of Class B shares of other Funds.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fees(1)	0.47%	0.47%	0.47%
Distribution and/or Service (12b-1) Fees(2)	0.10	1.00	0.10
Other Expenses(3)	0.02	0.02	0.02
Total Annual Fund Operating Expenses(4)	0.59	1.49	0.59

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect the payment to the U.S. Department of the Treasury for the Fund’s participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. See “Management of the Funds—Temporary Guarantee and Fee Waivers” for additional information.

(4)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses. See “Management of the Funds—Temporary Guarantee and Fee Waivers” for additional information. Such waivers, if any, are not reflected in these tables.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$55	$184	$324	$733	$55	$184	$324	$733
Class B	115	434	776	950	115	434	776	950
Class C	55	184	324	733	55	184	324	733

Prospectus	53

PIMCO Mortgage-Backed Securities Fund	Ticker Symbols: PMRAX (Class A) PMRBX (Class B) PMRCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short to intermediate maturity mortgage-related Fixed Income Instruments Average Portfolio Duration 1–7 years	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (July 31, 2000), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

54	PIMCO Funds

PIMCO Mortgage-Backed Securities Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	6.94%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ‘01)	4.56%
Lowest (4th Qtr. ‘08)	-1.59%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-4.54%	2.73%	4.93%
Class A Return After Taxes on Distributions(1)	-6.52%	1.06%	2.88%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-2.88%	1.37%	2.97%
Class B Return Before Taxes	-4.84%	2.67%	4.78%
Class C Return Before Taxes	-2.51%	2.75%	4.54%
Barclays Capital U.S. MBS Fixed Rate Index(2)	8.52%	5.59%	6.07%
Lipper U.S. Mortgage Fund Average(3)	-1.31%	2.61%	4.14%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

Barclays Capital U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper U.S. Mortgage Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B, C and R Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fees(1)	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Other Expenses(3)	1.14	1.09	1.12
Total Annual Fund Operating Expenses	2.04	2.74	2.77

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.65%, and 1.65%, for Class A, Class B and Class C shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$574	$991	$1,432	$2,655	$574	$991	$1,432	$2,655
Class B	627	1,050	1,500	2,678	277	850	1,450	2,678
Class C	380	859	1,464	3,099	280	859	1,464	3,099

Prospectus	55

PIMCO Municipal Bond Fund	Ticker Symbols: PMLAX (Class A) PMLBX (Class B) PMLCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective.	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 3–10 years	Credit Quality Ba to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally varies from three to ten years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivatives, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Leveraging Risk • Management Risk	• California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflect the impact of sales charges. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

56	PIMCO Funds

PIMCO Municipal Bond Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	10.07%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Qtr. ‘02)	3.96%
Lowest (4th Qtr. ‘08)	-12.53%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-22.28%	-2.74%	1.10%
Class A Return After Taxes on Distributions(1)	-22.46%	-2.82%	0.64%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-13.21%	-1.71%	1.17%
Class B Return Before Taxes	-24.31%	-3.21%	0.88%
Class C Return Before Taxes	-21.05%	-2.64%	0.90%
Barclays Capital Municipal Bond Index(2)	-2.47%	2.71%	4.26%
Lipper General Municipal Debt Fund Index(3)	-8.94%	0.57%	2.47%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

Barclays Capital Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax- exempt bond market. The index is made up of all investment grade Municipal Bonds issued after 12/ 31/ 90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper General Municipal Debt Fund Index consists of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. It does not take into account sales charges. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.00%	1.00%(1)
Class B	None	5.00%(2)(3)
Class C	None	1.00%(4)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B, C and R Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	Class B shares are available only through exchanges of Class B shares of other funds of the Trust or of the Allianz Funds.
(4)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C
Management Fees(1)	0.525%	0.525%	0.525%
Distribution and/or Service (12b-1) Fees(2)	0.250	1.000	0.750
Other Expenses(3)	N/A	0.001	N/A
Total Annual Fund Operating Expenses(4)	0.775	1.526	1.275

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.525% for Class B shares.

Examples.  The Examples are intended to help you compare the cost of investing in Classes A, B or C of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$377	$540	$718	$1,231	$377	$540	$718	$1,231
Class B	655	782	1,032	1,616	155	482	832	1,616
Class C	230	404	700	1,540	130	404	700	1,540

Prospectus	57

PIMCO MuniGO Fund	Ticker Symbols: APNAX (Class A) APNCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks income exempt from federal income tax consistent with preservation of capital.	Fund Focus State, county and city general obligation and pre-refunded Municipal Bonds (exempt from federal income tax) Average Portfolio Duration See description below	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund’s Municipal Bond investments will primarily consist of state, county and city general obligation and pre-refunded Municipal Bonds. The Fund may also invest in U.S. Treasury securities and other obligations of the U.S. Government (including its agencies and instrumentalities) and money market instruments.

The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Municipal GO Bond Index, which as of June 30, 2009, was 7.84 years. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in Municipal Bonds of issuers in California. To the extent that the Fund concentrates its investments in California, it will be subject to California State-Specific Risk. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Liquidity Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Management Risk • California State-Specific Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or annual returns table is included for the Fund.

58	PIMCO Funds

PIMCO MuniGO Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.00%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.50%	0.50%
Distribution and/or Service (12b-1) Fees(2)	0.25	0.75
Other Expenses(3)	0.09	0.09
Total Annual Fund Operating Expenses	0.84	1.34
Expense Reduction(4)	(0.09)	(0.09)
Net Annual Fund Operating Expenses	0.75	1.25

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Fund—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)	“Other Expenses” reflect estimated organizational expenses for the Fund’s first fiscal year.
(4)

PIMCO has contractually agreed, through July 31, 2010, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that, organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to Class A and Class C shares, respectively (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees, plus such recoupment, do not exceed the Expense Limit.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Assuming you redeem shares at the end of each period		Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$374	$532	$374	$532
Class C	$227	$397	$127	$397

Prospectus	59

PIMCO New York Municipal Bond Fund	Ticker Symbols: PNYAX (Class A) N/A (Class C)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax) Average Portfolio Duration 3–12 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. By concentrating its investments in New York, the Fund will be subject to New York State-Specific Risk.

The Fund may invest without limit in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies from three to twelve years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk • Leveraging Risk	• Management Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A shares (October 19, 1999), performance information shown in the table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class A shares. Class C had not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

60	PIMCO Funds

PIMCO New York Municipal Bond Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	6.36%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Qtr. ‘02)	4.87%
Lowest (3rd Qtr. ‘08)	-3.28%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (8/31/99)
Class A Return Before Taxes	-7.70%	0.89%	3.90%
Class A Return After Taxes on Distributions(1)	-7.85%	0.77%	3.37%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-3.93%	1.15%	3.47%
Barclays Capital New York Insured Municipal Bond Index(2)	-2.85%	2.65%	4.94%
Lipper New York Municipal Debt Fund Average(3)	-8.64%	0.66%	3.18%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

Barclays Capital New York Insured Municipal Bond Index is an unmanaged index comprised of a broad selection of insured general obligation and revenue bonds of New York issuers with remaining maturities ranging from one year to 30 years. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper New York Municipal Debt Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.00%	0.50%(1)
Class C	None	1.00(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.525%	0.525%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Total Annual Fund Operating Expenses	0.775	1.525

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$377	$540	$718	$1,231	$377	$540	$718	$1,231
Class C	255	482	832	1,818	155	482	832	1,818

Prospectus	61

PIMCO Short Duration Municipal Income Fund	Ticker Symbols: PSDAX (Class A) PSDCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital.	Fund Focus Short to intermediate maturity municipal securities (exempt from federal income tax) Average Portfolio Duration ≤ 3 years	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A and Class C shares (March 28, 2002), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees and other expenses paid by Class A and Class C shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

62	PIMCO Funds

PIMCO Short Duration Municipal Income Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	5.18%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘00)	1.91%
Lowest (4th Qtr. ’08)	-11.00%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (8/31/99)
Class A Return Before Taxes	-15.98%	-2.14%	0.48%
Class A Return After Taxes on Distributions(1)	-16.10%	-2.21%	0.12%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-9.30%	-1.37%	0.55%
Class C Return Before Taxes	-15.16%	-1.98%	0.30%
Barclays Capital 1 Year Municipal Bond Index(2)	4.57%	2.93%	3.45%
Lipper Short Municipal Debt Fund Average(3)	0.12%	1.66%	2.88%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

Barclays Capital 1 Year Municipal Bond Index is an unmanaged index comprised of national Municipal Bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper Short Municipal Debt Fund Average is a total performance average of Funds tracked by Lipper, Inc. that invest in municipal debt issues with dollar-weighted maturities of less than three years. It does not reflect deductions for sales charges or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	2.25%	0.50%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.50%	0.50%
Distribution and/or Service (12b-1) Fees(2)	0.25	0.55
Total Annual Fund Operating Expenses	0.75	1.05

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Classes A or C of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$300	$459	$633	$1,134	$300	$459	$633	$1,134
Class C	207	334	579	1,283	107	334	579	1,283

Prospectus	63

PIMCO Treasury Money Market Fund	Ticker Symbols: N/A (Class A) N/A (Class C) PTRXX (Class R)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus U.S. Treasury securities Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality AAA equivalent Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Treasury securities. The Fund may invest in the following: U.S. Treasury bills, notes, trust receipts and other direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk	• Credit Risk	• Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Returns Table is included.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, C or R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed Share Class on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	None(1)	None
Class C	None	None
Class R	None	None

(1)	Regular sales charges may apply when Class A shares of the Fund (on which no sales charge was paid at the time of purchase) are exchanged for shares of other funds offered by the Trust.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Class R
Management Fees(1)	0.33%	0.33%	0.18%
Distribution and/or Service (12b-1) Fees	0.10	0.10	0.25
Other Expenses(2)	0.03	0.03	0.03
Total Annual Fund Operating Expenses	0.46	0.46	0.46
Expense Reduction(3)	(0.03)	(0.03)	(0.03)
Net Annual Fund Operating Expenses(4)	0.43	0.43	0.43

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)	“Other Expenses” reflect estimated organizational expenses for the Fund’s first fiscal year.
(3)

PIMCO has contractually agreed, through July 31, 2010, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to Class A, Class B and Class R shares, respectively (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees, plus such recoupment, do not exceed the Expense Limit.

(4)

To maintain certain net yields for the Fund, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Fund’s fees and expenses. See “Management of the Funds—Temporary Guarantee and Fee Waivers” for additional information. Such waivers, if any, are not reflected in these tables.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Assuming you redeem shares at the end of each period		Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$44	$138	$44	$138
Class C	44	138	44	138
Class R	44	138	44	138

64	PIMCO Funds

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Prospectus	65

PIMCO Unconstrained Bond Fund	Ticker Symbol: PUBAX (Class A) PUBCX (Class C) PUBRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term return, consistent with preservation of capital and prudent investment management	Fund Focus Broad range of Fixed Income Instruments Average Portfolio Duration (-3) to 8 years	Credit Quality Maximum 40% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from negative 3 years to positive 8 years based on PIMCO’s forecast for interest rates.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

66	PIMCO Funds

PIMCO Unconstrained Bond Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, C or R shares of the Fund:

Shareholder fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C	Class R
Management Fees(1)	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Other Expenses(3)	0.01	0.01	0.01
Total Annual Fund Operating Expenses(4)	1.31	2.06	1.56

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C or Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.30%, 2.05%, and 1.55%, respectively, for Class A, Class C and Class R shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:					If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$503	$775	$1,066	$1,895	$503	$775	$1,066	$1,895
Class C	309	646	1,108	2,390	209	646	1,108	2,390
Class R	159	493	850	1,856	159	493	850	1,856

Prospectus	67

PIMCO Unconstrained Tax Managed Bond Fund	Ticker Symbols: ATMAX (Class A) ATMCX (Class C)

Principal	Investment Objective Seeks maximum long-term after tax return, consistent with preservation of capital and prudent investment management	Fund Focus Broad range of Fixed Income Instruments Average Portfolio Duration (-3) to 10 years	Credit Quality Maximum 40% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from negative 3 years to (positive) 10 years based on PIMCO’s forecast for interest rates.

The Fund seeks to invest under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 50% of its total assets in securities denominated in foreign currencies. The Fund may invest up to 50% of its total assets in securities of foreign issuers. The Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

68	PIMCO Funds

PIMCO Unconstrained Tax Managed Bond Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%
Class C	None	1.00%(1)

(1)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees(1)	0.85%	0.85%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Total Annual Fund Operating Expenses	1.10	1.85

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

If you redeem your shares at the end of each period:			If you do not redeem your shares:
	1 Year	3 Years	1 Year	3 Years
Class A	$483	$712	$483	$712
Class C	288	582	188	582

Prospectus	69

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Credit Risk	A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal Bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. To the extent that the Money Market Fund invests 25% or more of its assets in obligations issued by U.S. banks, the Fund will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations.

High Yield Risk	Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk	The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

70	PIMCO Funds

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk	The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk	Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk	A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Emerging Markets Risks	Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Prospectus	71

Currency Risk	If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk	Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

Leveraging Risk	Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. Certain Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

California State- Specific Risk	A Fund that concentrates its investments in California Municipal Bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes which limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

New York State- Specific Risk	A Fund that concentrates its investments in New York Municipal Bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. Certain issuers of New York Municipal Bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse affect on New York Municipal Bonds held by such Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Municipal Project- Specific Risk	A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Sale Risk

A Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the

72	PIMCO Funds

time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Management of the Funds

Investment Adviser and Administrator	PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2009, PIMCO had approximately $841 billion in assets under management.

Management Fees	Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.

Advisory Fee.  Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2009, the following Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

	Advisory Fees
Fund Name	All Classes
California Intermediate Municipal Bond Fund	0.225%
California Short Duration Municipal Income Fund	0.20
Developing Local Markets Fund	0.45
Diversified Income Fund	0.45
Emerging Local Bond Fund	0.45
Emerging Markets Bond Fund	0.45
Extended Duration Fund	0.25
Floating Income Fund	0.30
Foreign Bond Fund (Unhedged)	0.25
Foreign Bond Fund (U.S. Dollar-Hedged)	0.25
Global Advantage Strategy Bond Fund	0.40	(1)(2)
Global Bond Fund (U.S. Dollar-Hedged)	0.25
GNMA Fund	0.25
Government Money Market Fund	0.12
High Yield Municipal Bond Fund	0.30	(3)
Income Fund	0.25	(4)
Investment Grade Corporate Bond Fund	0.25
Long Duration Total Return Fund	0.25
Long-Term Credit Fund	0.30
Long-Term U.S. Government Fund	0.225
Money Market Fund	0.12
Mortgage-Backed Securities Fund	0.25
Municipal Bond Fund	0.225
New York Municipal Bond Fund	0.225
Short Duration Municipal Income Fund	0.20
Unconstrained Bond Fund	0.60
Unconstrained Tax Managed Bond Fund	0.40

(1)	Effective February 24, 2009, the Fund's advisory fee was reduced by 0.20% to 0.40% per annum.
(2)	Effective February 24, 2009, the Fund is no longer waiving a portion of the advisory fee.
(3)	PIMCO has contractually agreed, through July 31, 2010, to waive 0.01% of the advisory fee to 0.29%.
(4)	PIMCO has contractually agreed, through July 31, 2010, to waive 0.05% of the advisory fee to 0.20%.

Additionally, for the Income Fund, PIMCO has contractually agreed, through July 31, 2010, to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the Fund. PIMCO has also contractually agreed for the High Yield Municipal Bond Fund, through July 31, 2010, to waive a portion of its advisory fee equal to 0.01% of average daily net assets of the Fund.

The MuniGO and Treasury Money Market Funds were not operational during the fiscal year ended March 31, 2009. The advisory fee for the Funds is at an annual rate of 0.20% and 0.12%, respectively, based upon the average daily net assets of each Fund taken separately.

Prospectus	73

A discussion of the basis for the Board of Trustees’ approval of the Funds’ (except the Global Advantage Strategy Bond, Government Money Market, Long-Term Credit, MuniGO, Treasury Money Market and Unconstrained Tax Managed Bond Funds) investment advisory contract is available in the Funds’ Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2008. A discussion of the basis for the Board of Trustees’ approval of the Global Advantage Strategy Bond, Government Money Market, Long-Term Credit and Unconstrained Tax Managed Bond Funds’ investment advisory contract is available in the Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2009. A discussion of the basis for the Board of Trustees’ approval of the MuniGO and Treasury Money Market Funds’ investment advisory contract will be available in the Funds’ Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2009.

•    Supervisory and Administrative Fee.  Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Class A, Class B, Class C and Class R shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for Class A, Class B, Class C and Class R shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Class A, Class B, Class C and Class R shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Funds. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2009, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class’s shares taken separately):

	Supervisory and Administrative Fee
Fund Name	Classes A, B and C		Class R
California Intermediate Municipal Bond Fund	0.30%		N/A
California Short Duration Municipal Income Fund	0.30		N/A
Developing Local Markets Fund	0.55		N/A
Diversified Income Fund	0.45		N/A
Emerging Local Bond Fund	0.65		N/A
Emerging Markets Bond Fund	0.55		N/A
Extended Duration Fund	0.40		N/A
Floating Income Fund	0.40		N/A
Foreign Bond Fund (Unhedged)	0.45		N/A
Foreign Bond Fund (U.S. Dollar-Hedged)	0.45		0.45%
Global Advantage Strategy Bond Fund	0.45	(1)(3)	0.45	(1)(3)
Global Bond Fund (U.S. Dollar-Hedged)	0.45		N/A
GNMA Fund	0.40		N/A
Government Money Market Fund	0.21		0.06
High Yield Municipal Bond Fund	0.30	(2)	N/A
Income Fund	0.40		0.40
Investment Grade Corporate Bond Fund	0.40		N/A
Long Duration Total Return Fund	0.40		N/A
Long-Term Credit Fund	0.40		N/A
Long-Term U.S. Government Fund	0.40		N/A
Money Market Fund	0.35		N/A
Mortgage-Backed Securities Fund	0.40		N/A
Municipal Bond Fund	0.30		N/A
New York Municipal Bond Fund	0.30		N/A
Short Duration Municipal Income Fund	0.30		N/A
Unconstrained Bond Fund	0.45		0.45
Unconstrained Tax Managed Bond Fund	0.45		N/A

(1)	Effective February 24, 2009, the Fund's supervisory and administrative fee was reduced by 0.05% to 0.45% per annum.
(2)	PIMCO has contractually agreed, through July 31, 2010, to waive 0.05% of the supervisory and administrative fee to 0.25%.
(3)	Effective February 24, 2009, the Fund is no longer waiving a portion of the advisory fee or the supervisory and administrative fee.

74	PIMCO Funds

The MuniGO and Treasury Money Market Funds were not operational during the fiscal year ended March 31, 2009. The supervisory and administrative fees for the Class A, Class B, Class C and Class R shares of the Funds are at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class of shares taken separately):

	Supervisory and Administrative Fee
Fund Name	Classes A, B and C	Class R
MuniGO Fund	0.30%	N/A
Treasury Money Market Fund	0.21	0.06%

PIMCO has contractually agreed for the Government Money Market, Long-Term Credit, MuniGO and Treasury Money Market Funds, through July 31, 2010, to reduce total annual fund operating expenses for each of these Funds’ separate classes of shares, by waiving a portion of the Fund’s supervisory and administrative fee or reimbursing the Fund, to the extent that organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to a separate class of shares, respectively. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods not exceeding three years, provided that organizational expenses and pro rata Trustees’ fees, plus recoupment, do not exceed the Expense Limit.

Temporary Guarantee and Fee Waivers	• U.S. Treasury Temporary Guarantee Program. The Board of Trustees of the Trust has approved the continued participation by the Money Market Fund in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. The Program insures shares held by money market fund investors as of the close of business September 19, 2008 against loss in the event that a money market fund’s net asset value per share falls below $0.995. Following such an occurrence by a fund participating in the Program, shareholders as of September 19, 2008 will receive $1.00 per share upon liquidation of the fund. Shares acquired by investors after September 19, 2008 are not eligible for protection under the Program, except in certain circumstances. Guarantee payments under the Program will not exceed the amount available within the U.S. Department of the Treasury’s Exchange Stabilization Fund on the date of payment.

The Program is designed to address temporary dislocations and to support ongoing stability in the credit markets. The Program was initially scheduled to terminate on December 18, 2008, was extended until April 30, 2009, and was extended again until September 18, 2009. Participation in the Program extensions (i.e., until September 18, 2009) requires a payment to the U.S. Department of the Treasury in the amount of 0.015% of the net asset value of the Fund as of September 19, 2008. This expense will be borne by the Money Market Fund.

•    Temporary Fee Waivers, Reductions and Reimbursements  To maintain certain net yields for the Government Money Market, Money Market and Treasury Money Market Funds, PIMCO and certain affiliates have entered into a fee and expense limitation agreement with such Funds (the “Agreement”) pursuant to which PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any distribution and/or service (12b-1) fees applicable to a class of a Fund; (ii) second, to the extent necessary, a Fund’s supervisory and administrative fee; and (iii) third, to the extent necessary, a Fund’s advisory fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO may recoup from a Fund any portion of the supervisory and administrative fee or advisory fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the expense limitation agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of a Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Funds will not reimburse PIMCO or its affiliates for any portion of the distribution and/or service fees (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Funds will maintain a positive net yield.

To the extent PIMCO or its affiliates waive, reduce or reimburse any portion of the distribution and/or service (12b-1) fees pursuant to the Agreement, PIMCO or its affiliates may pay or reimburse financial institutions for services for which such financial institutions normally receive distribution and/or service (12b-1) fees from the applicable Fund out of PIMCO’s or its affiliates’ own assets. These payments and reimbursements

Prospectus	75

may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Funds. Such activities by PIMCO or its affiliates may provide incentives to financial institutions to sell shares of the Funds. Additionally, these activities may give PIMCO or its affiliates additional access to sales representatives of such financial institutions, which may increase sales Fund shares.

Individual Portfolio Managers	The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since		Recent Professional Experience
California Intermediate Municipal Bond California Short Duration Municipal Income High Yield Municipal Bond Municipal Bond MuniGO New York Municipal Bond Short Duration Municipal Income	John Cummings	10/05 8/06 7/06 12/08 7/09 12/08 12/08	* * *	Executive Vice President, PIMCO. He joined PIMCO in 2002. Prior to joining PIMCO, he served as Vice President of Municipal Trading at Goldman, Sachs & Co. Mr. Cummings joined Goldman, Sachs & Co. in 1997.
Diversified Income Emerging Markets Bond Floating Income	Curtis Mewbourne	10/05 4/09 10/05		Executive Vice President, PIMCO. He is a Portfolio Manager and senior member of PIMCO’s portfolio management and strategy group, specializing in credit portfolios. He joined PIMCO in 1999.

Developing Local Markets Emerging Local Bond	Michael Gomez	5/05 12/06	* *	Executive Vice President, PIMCO. He has been a member of the emerging markets team since joining PIMCO in 2003. Prior to joining PIMCO, Mr. Gomez was associated with Goldman Sachs where he was responsible for proprietary trading of bonds issued by Latin American countries. Mr. Gomez joined Goldman Sachs in July 1999.

Foreign Bond (Unhedged) Foreign Bond (U.S. Dollar-Hedged) Global Bond (U.S. Dollar-Hedged)	Scott A. Mather	2/08 2/08 2/08		Managing Director, PIMCO. He is a member of PIMCO’s Investment Committee and head of global portfolio management. Mr. Mather joined PIMCO in 1998.

Global Advantage Strategy Bond	Mohamed El-Erian***	2/09	*	Co-CEO and Co-CIO, PIMCO. He re-joined PIMCO in December 2007 after serving for 2 years as President and CEO of Harvard Management Company (HMC), the entity that manages Harvard University’s endowment and related accounts. Dr. El-Erian also served as a member of the faculty of Harvard Business School and as deputy treasurer of Harvard University. Dr. El-Erian initially joined PIMCO in 1999 and was a Managing Director and a senior member of PIMCO’s portfolio management and investment strategy group.

	Ramin Toloui***	2/09	*	Executive Vice President, PIMCO. He joined PIMCO in 2006 and is a portfolio manager specializing in global economics and emerging markets. Prior to joining PIMCO, he worked for seven years in the international division of the U.S. Department of the Treasury, including as director of the Office of the Western Hemisphere and senior advisor to the Under Secretary for International Affairs.

GNMA Mortgage-Backed Securities	W. Scott Simon	10/01 4/00		Managing Director, PIMCO. He joined PIMCO as a Portfolio Manager in 2000. Prior to joining PIMCO, he was a Senior Managing Director and co-head of Mortgage Backed Securities pass-through trading at Bear Stearns & Co.

Government Money Market Money Market Treasury Money Market	Paul A. McCulley	1/09 11/99 **	*	Managing Director, PIMCO. He has managed fixed income assets since joining PIMCO in 1999. Prior to joining PIMCO, Mr. McCulley was associated with Warburg Dillon Read as a Managing Director from 1992-1999 and Head of Economic and Strategy Research for the Americas from 1995-1999, where he managed macro research world-wide.

Investment Grade Corporate Bond Long-Term Credit	Mark Kiesel	11/02 3/09	*	Executive Vice President, PIMCO. He is a Portfolio Manager and a senior member of PIMCO’s investment strategy group. He has served as a Portfolio Manager, head of equity derivatives and as a senior Credit Analyst since joining PIMCO in 1996.

Extended Duration Long-Term U.S. Government Long Duration Total Return	Stephen Rodosky	7/07 7/07 7/07		Executive Vice President, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.

Income	Daniel J. Ivascyn	3/07	*	Managing Director, PIMCO. He joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group as well as T. Rowe Price and Fidelity Investments.

Unconstrained Bond Unconstrained Tax Managed Bond	Chris Dialynas	6/08 1/09	* *	Managing Director, PIMCO. He joined PIMCO in 1980 and is a senior member of PIMCO’s investment strategy group.

*	Since inception of the Fund.
**	As of the date of this prospectus, the Fund has not commenced operations.
***	Dr. El-Erian has overall responsibility for managing the Fund. Mr. Toloui is responsible for portfolio construction and security selection.

76	PIMCO Funds

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation and the portfolio managers’ ownership of shares of the Funds.

Distributor	The Trust’s Distributor is Allianz Global Investors Distributors LLC (“AGID” or “Distributor”), an indirect subsidiary of Allianz Global Investors of America L.P (“AGI”), PIMCO’s parent company. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters	Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including the Trust and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of the Trust, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the Trust and Allianz Funds during specified periods, or as derivative actions on behalf of the Trust and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages, plus interest, and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of the Trust and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of the Trust, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of the Trust or on behalf of the Trust itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust’s motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named as a nominal defendant. Thus, at present the Trust is not a party to any “market timing” lawsuit.

PIMCO and the Trust are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management currently believes that the complaint is without merit and PIMCO and the Trust intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to the Funds. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

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The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Classes of Shares—Class A, B, C and R Shares

The Trust offers investors Class A, Class B, Class C and Class R shares in this prospectus. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information and can be obtained free of charge from the Distributor.

Class A Shares	•

You pay an initial sales charge when you buy Class A shares of any Fund, except the Government Money Market Fund, Money Market Fund and Treasury Money Market Fund. The maximum initial sales charge is 2.25% for the California Short Duration Municipal Income, Floating Income and Short Duration Municipal Income Funds; 3.00% for the California Intermediate Municipal Bond, Municipal Bond, MuniGO and New York Municipal Bond Funds; 4.50% for the High Yield Municipal Bond Fund; and 3.75% for all other Funds. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•

You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 ($250,000 in the case of the California Short Duration Municipal Income, Floating Income and Short Duration Municipal Income Funds) or more of Class A shares. Please see the Statement of Additional Information for details.

•	Class A shares are subject to lower 12b-1 fees than Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class C shareholders.

•

You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC (0.50% in the case of the California Short Duration Municipal Income, Floating Income and Short Duration Municipal Income Funds) if you purchase $1,000,000 ($250,000 in the case of the California Short Duration Municipal Income, Floating Income and Short Duration Municipal Income Funds) or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Statement of Additional Information for details.

Class B Shares	•

You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially. Class B shares of the Money Market Fund may only be (i) acquired through the exchange of Class B shares of other funds of the Trust or of the Allianz Funds; or (ii) purchased by persons who currently hold Class B shares of the Money Market Fund. If you redeem all Class B shares of the Money Market Fund in your account, you cannot purchase new Class B shares thereafter (although you may still acquire Class B shares of these Funds through exchange). The Funds may waive this restriction for certain specified benefit plans that are invested in Class B shares of the Money Market Fund. Class B shares of the Municipal Bond Fund may only be (i) acquired through the exchange of Class B shares of other funds of the Trust or of the Allianz Funds; or (ii) purchased by persons who currently hold Class B shares of the Municipal Bond Fund. If you redeem all Class B shares of the Municipal Bond Fund in your account, you cannot purchase new Class B shares thereafter (although you may still acquire Class B shares of this Fund through exchange). The Funds may waive this restriction for certain specified benefit plans that are invested in Class B shares of the Municipal Bond Fund.

•

You normally pay a CDSC of up to 3.5% (5% in the case of the Municipal Bond Fund) if you redeem Class B shares during the first five years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CSDC if you redeem Class B shares during the sixth year or thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

78	PIMCO Funds

•

Class B shares of the Funds are subject to higher 12b-1 fees than Class A shares for the first five years they are held (seven years for Class B shares purchased prior to January 1, 2002 and eight years for Class B shares purchased from January 1, 2002 through September 30, 2004). During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class B shares of the Funds convert to Class A shares after they have been held for five years (eight years for Class B shares purchased from January 1, 2002 through September 30, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares of all Funds purchased prior to January 1, 2002, is seven years.)

Class C Shares	•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•

You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase (except the Government Money Market Fund and Treasury Money Market Fund). The Class C CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after either five, seven or eight years (as more fully described above), Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the Class C shares are held for periods longer than those prescribed above after which time Class B shares convert into Class A shares (five, seven or eight years, as applicable).

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges —Class A Shares	This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.

California Short Duration Municipal Income, Floating Income and Short Duration Municipal Income Funds

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	2.30%	2.25%
$100,000–$249,999	1.27%	1.25%
$250,000 +	0.00%*	0.00%*

*	As shown, investors that purchase $250,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, certain purchasers of $250,000 or more of Class A shares may be subject to a contingent deferred sales charge of 0.50% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

California Intermediate Municipal Bond, Municipal Bond, MuniGO and New York Municipal Bond Funds

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	3.09%	3.00%
$100,000–$249,999	2.04%	2.00%
$250,000–$499,999	1.52%	1.50%
$500,000–$999,999	1.27%	1.25%
$1,000,000 +	0.00%*	0.00%*

*	As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 0.50% (1% in the case of the Municipal Bond and MuniGO Funds) if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

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High Yield Municipal Bond Fund

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	4.71%	4.50%
$100,000–$249,999	3.36%	3.25%
$250,000–$499,999	2.83%	2.75%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%*	0.00%*

*	As shown, investors that purchase $1,000,000 or more of the High Yield Municipal Bond Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

All other Funds (except the Government Money Market, Money Market and Treasury Money Market Funds)

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	3.90%	3.75%
$100,000–$249,999	3.36%	3.25%
$250,000–$499,999	2.30%	2.25%
$500,000–$999,999	1.78%	1.75%
$1,000,000 +	0.00%*	0.00%*

*	As shown, investors that purchase $1,000,000 or more of any Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust, Allianz Funds or Allianz Funds Multi-Strategy Funds that offer Class A shares (other than the Money Market Fund) (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, C and Class R shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member); or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

(iii) an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the California Short Duration Municipal Income, Floating Income and Short Duration Municipal Income Funds for which the maximum intended investment amount is $100,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices

80	PIMCO Funds

applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Statement of Additional Information.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of PIMCO and the Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge and in a clear and prominent format, on the Distributor’s Web site at www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares	Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares Purchased On or After October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	3.50%
Second	2.75%
Third	2.00%
Fourth	1.25%
Fifth	0.50%
Sixth and thereafter	0%*

*	After the fifth year, Class B shares convert into Class A shares.

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Class B Shares Purchased Prior to October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	0%*

*	After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002, convert into Class A shares after seven years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%

CDSCs on Class A Shares	Unless a waiver applies, investors who purchase $1,000,000 ($250,000 in the case of the California Short Duration Municipal Income, Floating Income and Short Duration Municipal Bond Funds) or more of Class A shares (and, thus, pay no initial sales charge) of a Fund other than the Government Money Market Fund, Money Market Fund and Treasury Money Market Fund will be subject to a 1% CDSC (0.50% in the case of the California Intermediate Municipal Bond, California Short Duration Municipal Income, Floating Income, New York Municipal Bond and Short Duration Municipal Income Fund) if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below. The Class A CDSC does not apply to the Government Money Market Fund, Money Market Fund and Treasury Money Market Fund; however, if Government Money Market Fund, Money Market Fund or Treasury Money Market Fund Class A shares are purchased in an amount that for any other Fund would be subject to a CDSC and are subsequently exchanged for shares of another Fund, a Class A CDSC will apply for 18 months from the date of the exchange.

How CDSCs will be Calculated—Shares Purchased After December 31, 2001	A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

•	CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.

•	In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 3.5%, the Class B CDSC would be $70.

Reductions and Waivers of Initial Sales Charges and CDSCs	The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details.

82	PIMCO Funds

Class R Shares—Specified Benefit Plans	Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or PIMCO to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through the PIMCO College Access 529 Plan accounts.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary (“financial service firm”) authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “How to Buy and Sell Shares—Buying Shares—Class R Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, PIMCO or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Distributor may pay a financial service firm or specified benefit plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

Distribution and Servicing (12b-1) Plans	The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

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There is a separate 12b-1 Plan for each class of shares offered in this prospectus. Class A shares pay only servicing fees. Class B, Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
Government Money Market Fund	0.10%	0.00%
Money Market Fund	0.10%	0.00%
Treasury Money Market Fund	0.10%	0.00%
All other Funds	0.25%	0.00%

Class B
All Funds	0.25%	0.75%

Class C
Floating Income	0.25%	0.30%
Government Money Market Fund	0.10%	0.00%
High Yield Municipal Bond Fund	0.25%	0.75%
Money Market Fund	0.10%	0.00%
Municipal Bond Fund	0.25%	0.50%
MuniGO Fund	0.25%	0.50%
Short Duration Municipal Income Fund	0.25%	0.30%
Treasury Money Market Fund	0.10%	0.00%
All other Funds	0.25%	0.75%

Class R
All Funds	0.25%	0.25%

Because distribution fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class B, Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class B, Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for five, seven or eight years (as applicable) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms	Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission, depending upon the Fund involved, of up to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, AGID, PIMCO and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Trust, other funds sponsored by the

84	PIMCO Funds

Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The payments described above are made at the Distributor’s expense. These payments may be made to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate, although the actual termination date is not known. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Funds with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

How Fund Shares Are Priced

The NAV of a Fund’s Class A, Class B, Class C and Class R shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Except for the Government Money Market and the Treasury Money Market Funds, each Fund’s shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Government Money Market Fund and Treasury Money Market Fund shares are valued as of 5:30 p.m. Eastern time, (or an earlier time if the Fund closes earlier) on each day the NYSE and Federal Reserve Bank of New York (“Federal Reserve”) are open. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAVs are calculated if the Fund closes earlier, or as permitted by the SEC.

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Except for the Government Money Market, Money Market and Treasury Money Market Funds, for purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

The Government Money Market, Money Market and Treasury Money Market Funds’ securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed below under “Abusive Trading Practices.”

86	PIMCO Funds

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the Statement of Additional Information, which can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Statement of Additional Information provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate the initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments	When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC. Except for the Government Money Market Fund and the Treasury Money Market Fund, NAVs are determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open. NAVs for the Government Money Market Fund and the Treasury Money Market Fund are determined at 5:30 p.m., Eastern time (or an earlier time if the Fund closes earlier) on each day the NYSE and Federal Reserve are open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the NYSE Close and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day’s NAV). Please see the Statement of Additional Information for details.

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If your purchase or redemption order is received by the Distributor on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (according to the succeeding day’s NAV).

Buying Shares—Classes A, B and C	You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•

Directly from the Distributor.  To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for

Prospectus	87

subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

Buying Shares—Class R Shares	Class R shares of the Funds are continuously offered to specified benefit plans. See “Class R shares—Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

Specified benefit plans which wish to invest directly by mail should send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate the relevant account number. Investors should call the Distributor at 1-800-426-0107 if they have any questions regarding purchases by mail.

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

Investment Minimums	The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion.

There is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts.

88	PIMCO Funds

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may expose the Funds to risks associated with market timing activities. For example, since some of the Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund’s non-U.S. portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of a Fund’s portfolio securities. See “How Fund Shares Are Priced” above for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund.

Minimum Account Size	Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

You may exchange your Class A, Class B, Class C or Class R shares of any Fund for the same Class of shares of any other fund of the Trust or a fund of Allianz Funds or Allianz Funds Multi-Strategy Funds that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable fund’s prospectus. In addition, you may exchange your shares of any Fund for any interval funds that are, or may be, established and managed by Allianz Global Investors Fund Management LLC (“AGIFM”), an affiliate of PIMCO, and its affiliates. See “Exchanges for Interval Funds” below. Requests to exchange shares of the Government Money Market or

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Treasury Money Market Funds for shares of other funds of the Trust, Allianz Funds or Allianz Funds Multi-Strategy Trust received after 4:00 p.m., Eastern time, will be effected at the next day’s NAV for those funds. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

Exchanges of Class A, B and C shares are subject to the $1,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds and Allianz Funds Auto-Exchange plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges of Class R shares. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this prospectus and “Taxation” in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Distributor at 1-800-426-0107.

Shares of one class of a Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge, as described in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B, C and R shares.

Exchanges for Interval Funds.  As noted above, you may exchange your Class A, Class B and Class C shares of any Fund for shares of interval funds that may be established and managed by AGIFM and its affiliates in the future. Like other exchanges, your shares of a Fund will be exchanged for shares of an interval fund on the basis of their respective NAVs, next calculated after your exchange order is received by the Distributor. Unlike the Funds and other open-end investment companies, interval funds do not allow for daily redemptions, and instead make quarterly offers to repurchase from 5% to 25% of their shares at net asset value. Further, unlike many closed-end investment companies, shares of interval funds are not publicly traded and there is generally no secondary market for their shares. Therefore, shares of interval funds have limited liquidity and you may not be able to sell or exchange such shares when and/or in the amount that you desire.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

Selling Shares—Class A, B and C Shares	You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

•

Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

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A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Selling Shares—Class R Shares	Class R shares may be redeemed through the investor’s plan administrator on any day the NYSE is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although specified benefit plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Other Redemption Information	Redemptions of all Classes of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

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Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

Timing of Redemption Payments	Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Redemptions In Kind	The Trust will redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares	If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee	When a signature guarantee is called for, a “Medallion” signature guarantee will be required. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

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Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within thirty days after receipt of your request by the Trust, the Trust will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. Each Fund intends to declare income dividends daily and distribute them monthly to shareholders of record.

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•

Invest all distributions in shares of the same class of any other fund of the Trust, Allianz Funds, or Allianz Funds Multi-Strategy Trust which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For each Fund (except the Government Money Market and Treasury Money Market Funds), if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day.

With respect to the Government Money Market and Treasury Money Market Funds, if a purchase order for shares is received prior to 2:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 2:00 p.m., Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day. If shares are redeemed, dividends will stop accruing the day prior to the day the shares are redeemed.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in each Fund.

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Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive unless the distribution is derived from tax-exempt income and is designated as an “exempt-interest dividend.”

•

Taxes on Fund distributions.  If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions of taxable income or capital gains whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Taxable Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•

Taxes when you sell (redeem) or exchange your shares.  You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•

Returns of capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

•

A Note on the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, Municipal Bond, MuniGO, New York Municipal Bond and Short Duration Municipal Income Funds.   Dividends paid to shareholders of each Fund and derived from Municipal Bond interest are expected to be designated by each Fund as “exempt-interest dividends” and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for “exempt-interest dividends” from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes although the California Intermediate Municipal Bond, California Short Duration Municipal Income, and the New York Municipal Bond Funds intend to arrange their affairs so that a portion of such distributions will be exempt from state taxes in the respective state. Each Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. If a Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds.

The Funds seek to produce income that is generally exempt from U.S. income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to U.S. income tax. Further, the California Intermediate Municipal Bond, California Short Duration Municipal Income and New York Municipal Bond Funds seek to produce income that is generally exempt from the relevant state’s income tax and will not provide any state tax benefit to individuals that are not subject to that state’s income tax.

•

A Note on the Unconstrained Tax Managed Bond Fund.  Dividends paid to shareholders of the Fund and derived from Municipal Bond interest are expected to be designated by the Fund as “exempt-interest dividends” and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for “exempt-interest dividends” from Municipal Bonds does not necessarily result in the exemption of such dividends from state and local taxes. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. The Fund seeks to produce income that

94	PIMCO Funds

is generally exempt from federal income tax and will not benefit investors in tax-sheltered retirement plans or individuals not subject to federal income tax.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds described under “Summary Information” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Securities Selection	Certain of the Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities	U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds	Municipal Bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated Municipal Bonds are subject to greater credit and market risk than higher quality Municipal Bonds. The types of Municipal Bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are Municipal Bonds.

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Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). While still tax-exempt, pre-refunded Municipal Bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury or Agency securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sell pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Funds (except the Government Money Market, Money Market and Treasury Money Market Funds) may invest, without limitation, in residual interest bonds (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying mutual fund. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying Municipal Bond.

Mortgage-Related and Other Asset-Backed Securities	Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are

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types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments	Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities	Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. The Developing Local Markets, Diversified Income, Emerging Local Bond, Emerging Markets Bond, Global Advantage Strategy Bond, High Yield Municipal Bond, Unconstrained Bond and Unconstrained Tax Managed Bond Funds may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments.

Variable and Floating Rate Securities	Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, each Fund (except the Government Money Market, Money Market and Treasury Money Market Funds) may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds	Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal

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inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure	Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities	Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which

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directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities	Each Fund (except the California Intermediate Municipal Bond, California Short Duration Municipal Income, Government Money Market, High Yield Municipal Bond, Long-Term U.S. Government, Municipal Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income and Treasury Money Market Funds) may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Certain Funds also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities.  Each Fund that may invest in foreign (non-U.S.) securities (other than the Money Market Fund) may invest in securities and instruments that are economically tied to emerging market countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging securities markets. In making investments in emerging market securities, a Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

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Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund (except the California Intermediate Municipal Bond, California Short Duration Municipal Income, Government Money Market, High Yield Municipal Bond, Long-Term U.S. Government, Money Market, Municipal Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income and Treasury Money Market Funds) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies	A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

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Foreign Currency Transactions.  Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

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Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings	Each Fund (except the Government Money Market and Treasury Money Market Funds) may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund (except the Global Bond Fund (U.S. Dollar-Hedged)) may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to  1/3  of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets. The Global Bond Fund (U.S. Dollar-Hedged) may not borrow in excess of 10% of the value of its total assets and then only as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

Derivatives	Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). Each Fund (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile,

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resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange traded fund would not correlate perfectly with the index upon which the exchange traded fund is based because the fund’s return is net of fees and expenses. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Exchange-Traded Notes	Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund (except the California Intermediate Municipal Bond, California Short Duration Municipal Income, Government Money Market, High Yield Municipal Bond, Money Market, Municipal Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income and Treasury Money Market Funds) may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by

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the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions	Each Fund (except the Government Money Market and Treasury Money Market Funds) may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Investment in Other Investment Companies	Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund (except the Government Money Market and Treasury Money Market Funds) may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity Fixed Income Instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Short Sales	A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale (other than a “short sale against the box”) must segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Funds may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities	Each Fund may invest up to 15% (10% in the case of the Government Money Market, Money Market and Treasury Money Market Funds) of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

Prospectus	103

Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Please see the “Financial Highlights” in this prospectus for the portfolio turnover rates of the Funds that were operational during the last fiscal year.

Temporary Defensive Strategies	For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

From time to time, as the prevailing market and interest rate environment warrants, and at the discretion of its portfolio manager, some portion of the Government Money Market and Treasury Money Market Funds’ total net assets may be uninvested. Such a strategy may be deemed advisable during periods where the interest rate on newly-issued U.S. Treasury securities is extremely low, or where no interest rate is paid at all. In such case, Fund assets will be held in cash in the Fund’s custody account. Cash assets are not income-generating and would impact a Fund’s current yield.

Changes in Investment Objectives and Policies	The investment objectives of the California Short Duration Municipal Income, Developing Local Markets, Emerging Local Bond, Extended Duration, Floating Income, Foreign Bond (Unhedged), Global Advantage Strategy Bond, Global Bond (U.S. Dollar-Hedged), Government Money Market, High Yield Municipal Bond, Income, Long Duration Total Return, Long-Term Credit, MuniGO, Treasury Money Market, Unconstrained Bond and Unconstrained Tax Managed Bond Funds are non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations	Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Each of the Developing Local Markets, Emerging Local Bond, Emerging Markets Bond, Floating Income, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Advantage Strategy Bond, Global Bond (U.S. Dollar-Hedged), GNMA, Government Money Market, Investment Grade Corporate Bond, Long-Term Credit, Long-Term U.S. Government Bond, Mortgage-Backed Securities, Treasury Money Market, Unconstrained Bond and Unconstrained Tax-Managed Bond Funds has adopted a non-fundamental investment policy, and each of the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, Municipal Bond, MuniGO, New York Municipal Bond and Short Duration Municipal Income Funds has adopted a fundamental investment policy, to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities	Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

104	PIMCO Funds

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Prospectus	105

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or class commenced operations. Certain information reflects financial results for a single Fund share. Because the MuniGO and Treasury Money Market Funds had not commenced operations during the periods shown, financial performance information is not provided for these Funds. For the Extended Duration, Long Duration Total Return and Long-Term Credit Funds, the information below reflects financial results for Institutional Class shares of the Funds, which are offered in a separate prospectus. Class A shares of the Extended Duration, Long Duration Total Return and Long-Term Credit Funds had not commenced operations during the periods shown. The performance shown below differs from that which would have been achieved by Class A shares of the Extended Duration, Long Duration Total Return and Long-Term Credit Funds to the extent Class A shares have different expenses than Institutional Class shares. For the Government Money Market Fund, the information below reflects financial results for Class M shares of the Fund, which are offered in a separate prospectus. Class A, Class C and Class R shares of the Government Money Market Fund had not commenced operations during the periods shown. The performance shown below differs from that which would have been achieved by Class A, Class C and Class R shares of the Government Money Market Fund to the extent Class A, Class C and Class R shares have different expenses than Class M shares. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is available free of charge upon request from the Distributor. The annual report is also available for download free of charge at www.allianzinvestors.com.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
California Intermediate Municipal Bond Fund
Class A
03/31/2009	$9.47	$0.37	$(0.74)	$(0.37)	$(0.38)	$0.00
03/31/2008	9.93	0.38	(0.47)	(0.09)	(0.37)	0.00
03/31/2007	9.83	0.36	0.10	0.46	(0.36)	0.00
03/31/2006	9.96	0.35	(0.13)	0.22	(0.35)	0.00
03/31/2005	10.22	0.38	(0.26)	0.12	(0.38)	0.00
California Short Duration Municipal Income Fund
Class A
03/31/2009	$9.99	$0.24	$0.02	$0.26	$(0.26)	$0.00
03/31/2008	10.04	0.30	(0.04)	0.26	(0.31)	0.00
08/31/2006 – 03/31/2007	10.00	0.15	0.06	0.21	(0.17)	0.00
Developing Local Markets Fund
Class A
03/31/2009	$10.81	$0.35	$(2.57)	$(2.22)	$(0.33)	$(0.19)
03/31/2008	10.79	0.46	1.06	1.52	(0.47)	(1.03)
03/31/2007	10.46	0.44	0.58	1.02	(0.44)	(0.25)
05/31/2005 – 03/31/2006	10.00	0.28	0.44	0.72	(0.23)	(0.03)
Class C
03/31/2009	10.81	0.27	(2.56)	(2.29)	(0.26)	(0.19)
03/31/2008	10.79	0.37	1.07	1.44	(0.39)	(1.03)
03/31/2007	10.46	0.36	0.58	0.94	(0.36)	(0.25)
05/31/2005 – 03/31/2006	10.00	0.22	0.43	0.65	(0.16)	(0.03)
Diversified Income Fund
Class A
03/31/2009	$10.71	$0.54	$(1.94)	$(1.40)	$(0.59)	$(0.21)
03/31/2008	11.13	0.59	(0.37)	0.22	(0.62)	(0.02)
03/31/2007	11.01	0.55	0.30	0.85	(0.58)	(0.15)
03/31/2006	10.87	0.54	0.26	0.80	(0.55)	(0.11)
03/31/2005	10.84	0.49	0.10	0.59	(0.51)	(0.05)
Class B
03/31/2009	10.71	0.47	(1.94)	(1.47)	(0.52)	(0.21)
03/31/2008	11.13	0.50	(0.36)	0.14	(0.54)	(0.02)
03/31/2007	11.01	0.47	0.30	0.77	(0.50)	(0.15)
03/31/2006	10.87	0.46	0.26	0.72	(0.47)	(0.11)
03/31/2005	10.84	0.41	0.10	0.51	(0.43)	(0.05)
Class C
03/31/2009	10.71	0.47	(1.94)	(1.47)	(0.52)	(0.21)
03/31/2008	11.13	0.50	(0.36)	0.14	(0.54)	(0.02)
03/31/2007	11.01	0.47	0.30	0.77	(0.50)	(0.15)
03/31/2006	10.87	0.46	0.26	0.72	(0.47)	(0.11)
03/31/2005	10.84	0.41	0.10	0.51	(0.43)	(0.05)
Emerging Local Bond Fund
Class A
03/31/2009	$9.87	$0.50	$(2.11)	$(1.61)	$(0.10)	$0.00
07/31/2007 – 03/31/2008	10.27	0.36	0.47	0.83	(0.50)	(0.73)
Class C
03/31/2009	9.87	0.42	(2.10)	(1.68)	(0.04)	0.00
07/31/2007 – 03/31/2008	10.27	0.34	0.43	0.77	(0.44)	(0.73)
Emerging Markets Bond Fund
Class A
03/31/2009	$10.68	$0.55	$(1.93)	$(1.38)	$(0.65)	$(0.10)
03/31/2008	11.13	0.56	(0.07)	0.49	(0.61)	(0.33)
03/31/2007	11.14	0.54	0.57	1.11	(0.58)	(0.54)
03/31/2006	10.58	0.55	0.92	1.47	(0.57)	(0.34)
03/31/2005	10.73	0.41	0.29	0.70	(0.45)	(0.40)
Class B
03/31/2009	10.68	0.48	(1.93)	(1.45)	(0.58)	(0.10)
03/31/2008	11.13	0.48	(0.07)	0.41	(0.53)	(0.33)
03/31/2007	11.14	0.46	0.57	1.03	(0.50)	(0.54)
03/31/2006	10.58	0.47	0.92	1.39	(0.49)	(0.34)
03/31/2005	10.73	0.33	0.29	0.62	(0.37)	(0.40)
Class C
03/31/2009	10.68	0.48	(1.93)	(1.45)	(0.58)	(0.10)
03/31/2008	11.13	0.48	(0.07)	0.41	(0.53)	(0.33)
03/31/2007	11.14	0.46	0.57	1.03	(0.50)	(0.54)
03/31/2006	10.58	0.47	0.92	1.39	(0.49)	(0.34)
03/31/2005	10.73	0.33	0.29	0.62	(0.37)	(0.40)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2004, the administrative fee was reduced by 0.05% to an annual rate of 0.45%.
(c)	Effective October 1, 2005, the administrative fee was reduced by 0.10% to an annual rate of 0.55%.
(d)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.

106	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.38)	$8.72	(3.99)%	$39,954	0.775%		0.775%		4.05%	72%
0.00	(0.37)	9.47	(0.95)	33,277	0.795	(d)	0.795	(d)	3.90	37
0.00	(0.36)	9.93	4.74	34,107	0.825		0.825		3.64	59
0.00	(0.35)	9.83	2.25	46,314	0.94	(e)	0.84	(e)	3.53	131
0.00	(0.38)	9.96	1.17	44,676	1.03	(f)	0.87	(f)	3.75	43

$0.00	$(0.26)	$9.99	2.61%	$30,946	0.75%		0.75%		2.44%	173%
0.00	(0.31)	9.99	2.60	9,343	0.77	(d)	0.77	(d)	3.00	92
0.00	(0.17)	10.04	2.11	2,470	0.70	*(g)(h)	0.70	*(g)(h)	2.52 *	83

$0.00	$(0.52)	$8.07	(20.93)%	$158,593	1.25%		1.25%		3.55%	95%
0.00	(1.50)	10.81	14.64	330,005	1.25		1.25		4.14	31
0.00	(0.69)	10.79	10.01	136,279	1.25		1.25		4.15	11
0.00	(0.26)	10.46	7.26	47,798	1.25	*(c)	1.25	*(c)	3.19 *	6

0.00	(0.45)	8.07	(21.52)	72,965	2.00		2.00		2.77	95
0.00	(1.42)	10.81	13.79	123,509	2.00		2.00		3.41	31
0.00	(0.61)	10.79	9.18	47,433	2.00		2.00		3.40	11
0.00	(0.19)	10.46	6.59	8,646	2.00	*(c)	2.00	*(c)	2.56 *	6

$0.00	$(0.80)	$8.51	(13.27)%	$73,833	1.19%		1.15%		5.68%	244%
0.00	(0.64)	10.71	2.10	106,904	1.23		1.15		5.40	234
0.00	(0.73)	11.13	7.99	125,360	1.15		1.15		5.02	190
0.00	(0.66)	11.01	7.50	80,231	1.15	(c)	1.15	(c)	4.86	128
0.00	(0.56)	10.87	5.54	48,046	1.17	(b)	1.17	(b)	4.50	44

0.00	(0.73)	8.51	(13.92)	23,404	1.94		1.90		4.88	244
0.00	(0.56)	10.71	1.34	42,975	1.98		1.90		4.65	234
0.00	(0.65)	11.13	7.19	50,739	1.90		1.90		4.30	190
0.00	(0.58)	11.01	6.71	27,058	1.90		1.90		4.13	128
0.00	(0.48)	10.87	4.76	16,127	1.92	(b)	1.92	(b)	3.76	44

0.00	(0.73)	8.51	(13.92)	62,686	1.94		1.90		4.90	244
0.00	(0.56)	10.71	1.34	103,481	1.98		1.90		4.64	234
0.00	(0.65)	11.13	7.19	118,882	1.90		1.90		4.28	190
0.00	(0.58)	11.01	6.71	91,600	1.90		1.90		4.12	128
0.00	(0.48)	10.87	4.76	42,756	1.92	(b)	1.92	(b)	3.78	44

$(0.39)	$(0.49)	$7.77	(16.75)%	$12,085	1.35%		1.35%		5.65%	78%
0.00	(1.23)	9.87	8.31	15,899	1.31	*	1.31	*	5.44 *	67

(0.38)	(0.42)	7.77	(17.37)	5,081	2.10		2.10		4.86	78
0.00	(1.17)	9.87	7.70	4,541	2.04	*	2.04	*	5.14 *	67

$0.00	$(0.75)	$8.55	(13.02)%	$211,258	1.28%		1.25%		5.83%	220%
0.00	(0.94)	10.68	4.57	312,295	1.25		1.25		5.12	148
0.00	(1.12)	11.13	10.32	316,226	1.25		1.25		4.87	238
0.00	(0.91)	11.14	14.26	346,060	1.25		1.25		4.95	280
0.00	(0.85)	10.58	6.75	264,866	1.25		1.25		3.85	415

0.00	(0.68)	8.55	(13.67)	37,293	2.03		2.00		5.07	220
0.00	(0.86)	10.68	3.80	60,532	2.00		2.00		4.37	148
0.00	(1.04)	11.13	9.51	72,503	2.00		2.00		4.12	238
0.00	(0.83)	11.14	13.41	82,186	2.00		2.00		4.20	280
0.00	(0.77)	10.58	5.95	70,635	2.00		2.00		3.09	415

0.00	(0.68)	8.55	(13.67)	72,651	2.03		2.00		5.08	220
0.00	(0.86)	10.68	3.80	113,544	2.00		2.00		4.37	148
0.00	(1.04)	11.13	9.51	142,391	2.00		2.00		4.13	238
0.00	(0.83)	11.14	13.41	176,096	2.00		2.00		4.20	280
0.00	(0.77)	10.58	5.96	141,260	2.00		2.00		3.09	415

(e)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.025% to 0.225%.
(f)	Effective October 1, 2004, the administrative expense was reduced to 0.35%.
(g)	PIMCO and the Distributor have contractually agreed to waive 0.05% of the Fund’s administrative fee and distribution and/or service/12b-1 fees.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.01%.

Prospectus	107

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Extended Duration Fund
Institutional Class
03/31/2009	$10.90	$0.44	$2.08	$2.52	$(0.43)	$(0.43)
03/31/2008	9.94	0.44	1.00	1.44	(0.45)	(0.03)
08/31/2006 – 03/31/2007	10.00	0.27	0.02	0.29	(0.27)	(0.08)
Floating Income Fund
Class A
03/31/2009	$9.05	$0.41	$(2.03)	$(1.62)	$0.00	$0.00
03/31/2008	10.55	0.51	(1.27)	(0.76)	(0.60)	(0.12)
03/31/2007	10.39	0.48	0.33	0.81	(0.60)	(0.05)
03/31/2006	10.17	0.38	0.31	0.69	(0.44)	(0.03)
07/30/2004 – 03/31/2005	10.00	0.15	0.20	0.35	(0.18)	0.00
Class C
03/31/2009	9.05	0.38	(2.03)	(1.65)	0.00	0.00
03/31/2008	10.55	0.48	(1.27)	(0.79)	(0.57)	(0.12)
03/31/2007	10.39	0.45	0.33	0.78	(0.57)	(0.05)
03/31/2006	10.17	0.35	0.31	0.66	(0.41)	(0.03)
09/30/2004 – 03/31/2005	10.06	0.10	0.14	0.24	(0.13)	0.00
Foreign Bond Fund (Unhedged)
Class A
03/31/2009	$11.54	$0.45	$(2.59)	$(2.14)	$(0.27)	$(1.00)
03/31/2008	10.21	0.37	1.64	2.01	(0.35)	(0.33)
03/31/2007	9.90	0.34	0.35	0.69	(0.31)	(0.07)
03/31/2006	10.83	0.30	(0.96)	(0.66)	(0.05)	0.00
07/30/2004 – 03/31/2005	9.96	0.13	0.96	1.09	(0.11)	(0.11)
Class C
03/31/2009	11.54	0.38	(2.59)	(2.21)	(0.20)	(1.00)
03/31/2008	10.21	0.29	1.64	1.93	(0.27)	(0.33)
03/31/2007	9.90	0.26	0.35	0.61	(0.23)	(0.07)
03/31/2006	10.83	0.22	(0.96)	(0.74)	0.00	0.00
07/30/2004 – 03/31/2005	9.96	0.08	0.96	1.04	(0.06)	(0.11)
Foreign Bond Fund (U.S. Dollar-Hedged)
Class A
03/31/2009	$10.39	$0.41	$(0.93)	$(0.52)	$(0.33)	$(0.49)
03/31/2008	10.17	0.35	0.20	0.55	(0.33)	0.00
03/31/2007	10.30	0.32	0.05	0.37	(0.27)	(0.21)
03/31/2006	10.56	0.31	0.04	0.35	(0.28)	(0.33)
03/31/2005	10.52	0.26	0.32	0.58	(0.23)	(0.31)
Class B
03/31/2009	10.39	0.34	(0.93)	(0.59)	(0.26)	(0.49)
03/31/2008	10.17	0.27	0.20	0.47	(0.25)	0.00
03/31/2007	10.30	0.24	0.05	0.29	(0.19)	(0.21)
03/31/2006	10.56	0.23	0.04	0.27	(0.20)	(0.33)
03/31/2005	10.52	0.18	0.32	0.50	(0.15)	(0.31)
Class C
03/31/2009	10.39	0.34	(0.93)	(0.59)	(0.26)	(0.49)
03/31/2008	10.17	0.27	0.20	0.47	(0.25)	0.00
03/31/2007	10.30	0.24	0.05	0.29	(0.19)	(0.21)
03/31/2006	10.56	0.23	0.04	0.27	(0.20)	(0.33)
03/31/2005	10.52	0.18	0.32	0.50	(0.15)	(0.31)
Class R
03/31/2009	$10.39	$0.39	$(0.93)	$(0.54)	$(0.31)	$(0.49)
03/31/2008	10.17	0.32	0.20	0.52	(0.30)	0.00
03/31/2007	10.30	0.29	0.05	0.34	(0.24)	(0.21)
03/31/2006	10.56	0.29	0.03	0.32	(0.25)	(0.33)
03/31/2005	10.52	0.21	0.34	0.55	(0.20)	(0.31)
Global Advantage Strategy Bond Fund
Class A
02/05/2009 – 03/31/2009	$10.00	$0.03	$0.06	$0.09	$(0.03)	$0.00
Class C
02/05/2009 – 03/31/2009	10.00	0.02	0.06	0.08	(0.02)	0.00
Class R
02/05/2009 – 03/31/2009	$10.00	$0.03	$0.06	$0.09	$(0.03)	$0.00
Global Bond Fund (U.S. Dollar-Hedged)
Class A
03/31/2009	$9.92	$0.41	$(0.89)	$(0.48)	$(0.35)	$(0.34)
03/31/2008	9.61	0.35	0.28	0.63	(0.32)	0.00
03/31/2007	9.66	0.31	0.06	0.37	(0.28)	(0.14)
03/31/2006	10.00	0.30	0.00	0.30	(0.27)	(0.37)
03/31/2005	10.03	0.23	0.21	0.44	(0.20)	(0.27)
Class B
03/31/2009	9.92	0.34	(0.89)	(0.55)	(0.28)	(0.34)
03/31/2008	9.61	0.28	0.28	0.56	(0.25)	0.00
03/31/2007	9.66	0.23	0.07	0.30	(0.21)	(0.14)
03/31/2006	10.00	0.22	0.00	0.22	(0.19)	(0.37)
03/31/2005	10.03	0.16	0.21	0.37	(0.13)	(0.27)
Class C
03/31/2009	9.92	0.34	(0.89)	(0.55)	(0.28)	(0.34)
03/31/2008	9.61	0.28	0.28	0.56	(0.25)	0.00
03/31/2007	9.66	0.23	0.07	0.30	(0.21)	(0.14)
03/31/2006	10.00	0.22	0.00	0.22	(0.19)	(0.37)
03/31/2005	10.03	0.16	0.21	0.37	(0.13)	(0.27)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.96%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.71%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 26.79%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 16.59%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 14.09%.
(g)	Effective February 24, 2009, the Fund’s advisory fee was reduced by 0.20% to 0.40%.
(h)	Effective February 24, 2009, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.45%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.90%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.83%.

108	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.86)	$12.56	23.62%	$195,036	0.57%		0.50%		3.88%		780%
0.00	(0.48)	10.90	14.96	169,454	0.50		0.50		4.24		239
0.00	(0.35)	9.94	2.82	3,083	0.57	*(i)	0.50	*(j)	4.53	*	298

$(0.43)	$(0.43)	$7.00	(18.42)%	$52,818	1.03%		0.95%		4.91%		245%
(0.02)	(0.74)	9.05	(7.64)	129,885	0.96		0.95		5.05		111
0.00	(0.65)	10.55	8.04	321,462	0.95		0.95		4.57		138
0.00	(0.47)	10.39	6.99	241,828	0.95		0.95		3.64		83
0.00	(0.18)	10.17	3.56	178,925	0.95	*	0.95	*	2.23	*	18

(0.40)	(0.40)	7.00	(18.67)	29,213	1.33		1.25		4.62		245
(0.02)	(0.71)	9.05	(7.92)	65,669	1.26		1.25		4.76		111
0.00	(0.62)	10.55	7.73	124,175	1.25		1.25		4.28		138
0.00	(0.44)	10.39	6.67	68,747	1.25		1.25		3.39		83
0.00	(0.13)	10.17	2.44	29,102	1.25	*	1.25	*	2.01	*	18

$(0.11)	$(1.38)	$8.02	(18.59)%	$162,997	1.32%		0.95%		4.63%		653%
0.00	(0.68)	11.54	20.47	310,635	1.23		0.95		3.52		798
0.00	(0.38)	10.21	7.00	282,563	0.95		0.95		3.34		644
(0.22)	(0.27)	9.90	(6.15)	214,079	0.95		0.95		2.94		480
0.00	(0.22)	10.83	10.98	184,720	0.95	*(b)	0.95	*(b)	1.80	*	344

(0.11)	(1.31)	8.02	(19.20)	54,022	2.07		1.70		3.88		653
0.00	(0.60)	11.54	19.58	108,807	1.97		1.70		2.77		798
0.00	(0.30)	10.21	6.21	99,356	1.70		1.70		2.60		644
(0.19)	(0.19)	9.90	(6.86)	81,574	1.70		1.70		2.18		480
0.00	(0.17)	10.83	10.47	81,609	1.70	*(c)	1.70	*(c)	1.06	*	344

$0.00	$(0.82)	$9.05	(4.77)%	$207,850	1.15%		0.95%		4.26%		779%
0.00	(0.33)	10.39	5.51	245,275	1.32		0.95		3.44		969
(0.02)	(0.50)	10.17	3.58	258,371	0.95		0.95		3.11		653
0.00	(0.61)	10.30	3.35	302,226	0.95		0.95		2.95		571
0.00	(0.54)	10.56	5.59	282,335	0.95		0.95		2.44		477

0.00	(0.75)	9.05	(5.49)	12,338	1.90		1.70		3.50		779
0.00	(0.25)	10.39	4.73	19,960	2.05		1.70		2.68		969
(0.02)	(0.42)	10.17	2.81	27,875	1.70		1.70		2.36		653
0.00	(0.53)	10.30	2.58	40,661	1.70		1.70		2.19		571
0.00	(0.46)	10.56	4.80	48,615	1.70		1.70		1.70		477

0.00	(0.75)	9.05	(5.49)	42,239	1.90		1.70		3.51		779
0.00	(0.25)	10.39	4.73	51,548	2.06		1.70		2.69		969
(0.02)	(0.42)	10.17	2.81	63,894	1.70		1.70		2.36		653
0.00	(0.53)	10.30	2.58	90,269	1.70		1.70		2.19		571
0.00	(0.46)	10.56	4.80	92,793	1.70		1.70		1.70		477

$0.00	$(0.80)	$9.05	(5.01)%	$8,280	1.40%		1.20%		4.03%		779%
0.00	(0.30)	10.39	5.25	7,332	1.57		1.20		3.19		969
(0.02)	(0.47)	10.17	3.33	4,860	1.20		1.20		2.84		653
0.00	(0.58)	10.30	3.09	4,025	1.20		1.20		2.80		571
0.00	(0.51)	10.56	5.30	998	1.20		1.20		2.02		477

$0.00	$(0.03)	$10.06	0.93%	$1,551	1.10	%*(d)(h)(g)	1.10	%*(d)(h)(g)	1.81	%*	57%

0.00	(0.02)	10.06	0.80	421	1.85	*(e)(g)(h)	1.85	*(e)(g)(h)	1.55	*	57

$0.00	$(0.03)	$10.06	0.88%	$29	1.35	%*(f)(g)(h)	1.35	%*(f)(g)(h)	1.93	%*	57%

$0.00	$(0.69)	$8.75	(4.58)%	$16,957	1.45%		0.95%		4.41%		653%
0.00	(0.32)	9.92	6.70	19,966	1.38		0.95		3.63		775
0.00	(0.42)	9.61	3.91	18,725	0.95		0.95		3.16		581
0.00	(0.64)	9.66	2.99	21,185	0.95		0.95		2.99		372
0.00	(0.47)	10.00	4.47	23,686	0.95		0.95		2.30		245

0.00	(0.62)	8.75	(5.31)	4,344	2.19		1.70		3.65		653
0.00	(0.25)	9.92	5.91	6,539	2.15		1.70		2.87		775
0.00	(0.35)	9.61	3.14	6,917	1.70		1.70		2.41		581
0.00	(0.56)	9.66	2.23	8,224	1.70		1.70		2.23		372
0.00	(0.40)	10.00	3.69	10,297	1.70		1.70		1.56		245

0.00	(0.62)	8.75	(5.31)	13,408	2.19		1.70		3.65		653
0.00	(0.25)	9.92	5.91	16,109	2.16		1.70		2.87		775
0.00	(0.35)	9.61	3.14	16,140	1.70		1.70		2.41		581
0.00	(0.56)	9.66	2.22	18,835	1.70		1.70		2.24		372
0.00	(0.40)	10.00	3.69	17,563	1.70		1.70		1.56		245

Prospectus	109

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
GNMA Fund
Class A
03/31/2009	$11.37	$0.48	$0.09	$0.57	$(0.48)	$(0.13)
03/31/2008	11.11	0.52	0.33	0.85	(0.52)	(0.07)
03/31/2007	10.90	0.49	0.21	0.70	(0.49)	0.00
03/31/2006	11.01	0.38	(0.08)	0.30	(0.41)	0.00
03/31/2005	11.09	0.20	0.05	0.25	(0.24)	(0.09)
Class B
03/31/2009	11.37	0.39	0.10	0.49	(0.40)	(0.13)
03/31/2008	11.11	0.44	0.33	0.77	(0.44)	(0.07)
03/31/2007	10.90	0.41	0.21	0.62	(0.41)	0.00
03/31/2006	11.01	0.30	(0.08)	0.22	(0.33)	0.00
03/31/2005	11.09	0.11	0.06	0.17	(0.16)	(0.09)
Class C
03/31/2009	11.37	0.39	0.10	0.49	(0.40)	(0.13)
03/31/2008	11.11	0.44	0.33	0.77	(0.44)	(0.07)
03/31/2007	10.90	0.41	0.21	0.62	(0.41)	0.00
03/31/2006	11.01	0.29	(0.07)	0.22	(0.33)	0.00
03/31/2005	11.09	0.11	0.06	0.17	(0.16)	(0.09)
Government Money Market Fund
Class M
01/27/2009 – 03/31/2009	$1.00	$0.00	$0.00	$0.00	$0.00	$0.00
High Yield Municipal Bond Fund
Class A
03/31/2009	$9.03	$0.49	$(2.27)	$(1.78)	$(0.49)	$0.00
03/31/2008	10.63	0.46	(1.59)	(1.13)	(0.47)	0.00
07/31/2006 – 03/31/2007	10.00	0.30	0.65	0.95	(0.31)	(0.01)
Class C
03/31/2009	9.03	0.43	(2.27)	(1.84)	(0.43)	0.00
03/31/2008	10.63	0.39	(1.60)	(1.21)	(0.39)	0.00
12/29/2006 – 03/31/2007	10.52	0.09	0.12	0.21	(0.10)	0.00
Income Fund
Class A
03/31/2009	$9.92	$0.65	$(1.43)	$(0.78)	$(0.60)	$0.00
03/31/2008	10.00	0.53	(0.08)	0.45	(0.53)	0.00
03/30/2007 – 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2009	9.92	0.58	(1.44)	(0.86)	(0.52)	0.00
03/31/2008	10.00	0.46	(0.08)	0.38	(0.46)	0.00
03/30/2007 – 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00
Class R
03/31/2009	9.92	0.62	(1.43)	(0.81)	(0.57)	0.00
03/31/2008	10.00	0.51	(0.08)	0.43	(0.51)	0.00
03/30/2007 – 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00
Investment Grade Corporate Bond Fund
Class A
03/31/2009	$10.44	$0.48	$(0.74)	$(0.26)	$(0.48)	$(0.04)
03/31/2008	10.37	0.49	0.10	0.59	(0.49)	(0.03)
03/31/2007	10.17	0.46	0.22	0.68	(0.46)	(0.02)
03/31/2006	10.38	0.42	(0.19)	0.23	(0.43)	(0.01)
07/30/2004 – 03/31/2005	10.47	0.25	0.12	0.37	(0.26)	(0.20)
Class C
03/31/2009	10.44	0.41	(0.74)	(0.33)	(0.41)	(0.04)
03/31/2008	10.37	0.41	0.11	0.52	(0.42)	(0.03)
03/31/2007	10.17	0.38	0.22	0.60	(0.38)	(0.02)
03/31/2006	10.38	0.34	(0.19)	0.15	(0.35)	(0.01)
07/30/2004 – 03/31/2005	10.47	0.20	0.12	0.32	(0.21)	(0.20)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.42%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.90%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.89%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.19%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.65%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.74%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.75%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.15%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.19%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.41%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.85%.
(m)	Effective October 1, 2007, the administrative expense was reduced by 0.10% to 0.30%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.84%.
(o)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.60%.
(p)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.65%.
(q)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.49%.
(r)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.19%.

110	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.61)	$11.33	5.31%	$343,522	1.06%		0.90%		4.26%		1,652%
0.00	(0.59)	11.37	7.94	114,188	1.33		0.90		4.69		839
0.00	(0.49)	11.11	6.59	76,983	1.45		0.90		4.48		1,009
0.00	(0.41)	10.90	2.74	64,165	0.90		0.90		3.43		1,069
0.00	(0.33)	11.01	2.31	71,610	0.90		0.90		1.80		1,209

0.00	(0.53)	11.33	4.52	39,447	1.81		1.65		3.49		1,652
0.00	(0.51)	11.37	7.14	29,853	2.07		1.65		3.98		839
0.00	(0.41)	11.11	5.80	31,447	2.19		1.65		3.73		1,009
0.00	(0.33)	10.90	1.97	36,678	1.66		1.65		2.68		1,069
0.00	(0.25)	11.01	1.55	45,546	1.65		1.65		1.04		1,209

0.00	(0.53)	11.33	4.52	144,761	1.81		1.65		3.50		1,652
0.00	(0.51)	11.37	7.14	36,035	2.07		1.65		3.96		839
0.00	(0.41)	11.11	5.80	31,535	2.19		1.65		3.73		1,009
0.00	(0.33)	10.90	1.98	36,587	1.66		1.65		2.67		1,069
0.00	(0.25)	11.01	1.55	49,158	1.65		1.65		1.03		1,209

$0.00	$0.00	$1.00	0.05%	$53,161	0.18	%*(r)	0.18	%*(r)	0.15	%*	N/A

$0.00	$(0.49)	$6.76	(20.22)%	$57,044	0.79	%(l)	0.79	%(l)	6.17%		140%
0.00	(0.47)	9.03	(10.93)	42,761	0.84	(m)(c)	0.84	(m)(c)	4.65		160
0.00	(0.32)	10.63	9.61	24,068	0.95	*(n)	0.95	*(n)	4.31	*	94

0.00	(0.43)	6.76	(20.82)	25,229	1.54	(o)	1.54	(o)	5.42		140
0.00	(0.39)	9.03	(11.62)	19,087	1.59	(m)(p)	1.59	(m)(p)	4.00		160
0.00	(0.10)	10.63	2.32	2,496	1.70	*(q)	1.70	*(q)	3.50	*	94

$0.00	$(0.60)	$8.54	(8.12)%	$15,536	1.37	%(b)	0.85	%(c)	7.26%		153%
0.00	(0.53)	9.92	4.65	2,008	1.84	(d)	0.85	(c)	5.26		276
0.00	0.00	10.00	0.00	10	0.85	*	0.85	*	(0.85	)*	0

0.00	(0.52)	8.54	(8.91)	7,159	2.14	(e)	1.60	(f)	6.37		153
0.00	(0.46)	9.92	3.87	1,484	2.69	(g)	1.60	(f)	4.62		276
0.00	0.00	10.00	0.00	10	1.60	*	1.60	*	(1.60	)*	0

0.00	(0.57)	8.54	(8.38)	21	1.70	(h)	1.10	(i)	6.75		153
0.00	(0.51)	9.92	4.41	10	2.88	(j)	1.10	(k)	5.15		276
0.00	0.00	10.00	0.00	10	1.10	*	1.10	*	(1.10	)*	0

$0.00	$(0.52)	$9.66	(2.44)%	$376,473	0.90%		0.90%		4.92%		348%
0.00	(0.52)	10.44	5.92	33,922	0.97		0.90		4.70		115
0.00	(0.48)	10.37	6.83	27,922	0.90		0.90		4.44		98
0.00	(0.44)	10.17	2.17	16,345	0.90		0.90		4.05		168
0.00	(0.46)	10.38	3.49	2,599	0.90	*	0.90	*	3.63	*	57

0.00	(0.45)	9.66	(3.16)	121,602	1.65		1.65		4.16		348
0.00	(0.45)	10.44	5.14	9,060	1.72		1.65		3.95		115
0.00	(0.40)	10.37	6.03	6,493	1.65		1.65		3.69		98
0.00	(0.36)	10.17	1.40	6,204	1.65		1.65		3.29		168
0.00	(0.41)	10.38	2.95	1,385	1.65	*	1.65	*	2.82	*	57

Prospectus	111

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Long Duration Total Return Fund
Institutional Class
03/31/2009	$10.51	$0.51	$(0.25)	$0.26	$(0.50)	$(0.13)
03/31/2008	10.09	0.50	0.44	0.94	(0.50)	(0.02)
08/31/2006 – 03/31/2007	10.00	0.29	0.09	0.38	(0.29)	0.00
Long-Term Credit Fund
Institutional Class
03/31/2009 – 03/31/2009	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00
Long-Term U.S. Government Fund
Class A
03/31/2009	$11.30	$0.42	$0.37	$0.79	$(0.43)	$(0.08)
03/31/2008	10.66	0.48	0.63	1.11	(0.47)	0.00
03/31/2007	10.48	0.47	0.19	0.66	(0.47)	(0.01)
03/31/2006	10.77	0.38	(0.28)	0.10	(0.38)	(0.01)
03/31/2005	11.35	0.30	(0.22)	0.08	(0.31)	(0.35)
Class B
03/31/2009	11.30	0.34	0.36	0.70	(0.34)	(0.08)
03/31/2008	10.66	0.40	0.64	1.04	(0.40)	0.00
03/31/2007	10.48	0.39	0.19	0.58	(0.39)	(0.01)
03/31/2006	10.77	0.29	(0.28)	0.01	(0.29)	(0.01)
03/31/2005	11.35	0.22	(0.23)	(0.01)	(0.22)	(0.35)
Class C
03/31/2009	11.30	0.34	0.36	0.70	(0.34)	(0.08)
03/31/2008	10.66	0.40	0.63	1.03	(0.39)	0.00
03/31/2007	10.48	0.39	0.19	0.58	(0.39)	(0.01)
03/31/2006	10.77	0.29	(0.28)	0.01	(0.29)	(0.01)
03/31/2005	11.35	0.22	(0.23)	(0.01)	(0.22)	(0.35)
Money Market Fund
Class A
03/31/2009	$1.00	$0.01	$0.00	$0.01	$(0.01)	$0.00
03/31/2008	1.00	0.04	0.00	0.04	(0.04)	0.00
03/31/2007	1.00	0.05	0.00	0.05	(0.05)	0.00
03/31/2006	1.00	0.03	0.00	0.03	(0.03)	0.00
03/31/2005	1.00	0.01	0.00	0.01	(0.01)	0.00
Class B
03/31/2009	1.00	0.01	0.00	0.01	(0.01)	0.00
03/31/2008	1.00	0.03	0.00	0.03	(0.03)	0.00
03/31/2007	1.00	0.04	0.00	0.04	(0.04)	0.00
03/31/2006	1.00	0.03	0.00	0.03	(0.03)	0.00
03/31/2005	1.00	0.01	0.00	0.01	(0.01)	0.00
Class C
03/31/2009	1.00	0.01	0.00	0.01	(0.01)	0.00
03/31/2008	1.00	0.04	0.00	0.04	(0.04)	0.00
03/31/2007	1.00	0.05	0.00	0.05	(0.05)	0.00
03/31/2006	1.00	0.03	0.00	0.03	(0.03)	0.00
03/31/2005	1.00	0.01	0.00	0.01	(0.01)	0.00
Mortgage-Backed Securities Fund
Class A
03/31/2009	$10.88	$0.69	$(0.62)	$0.07	$(0.65)	$(0.09)
03/31/2008	10.72	0.50	0.22	0.72	(0.49)	(0.07)
03/31/2007	10.47	0.47	0.25	0.72	(0.47)	0.00
03/31/2006	10.62	0.37	(0.13)	0.24	(0.39)	0.00
03/31/2005	10.83	0.23	0.06	0.29	(0.27)	(0.23)
Class B
03/31/2009	10.88	0.58	(0.59)	(0.01)	(0.57)	(0.09)
03/31/2008	10.72	0.42	0.22	0.64	(0.41)	(0.07)
03/31/2007	10.47	0.39	0.25	0.64	(0.39)	0.00
03/31/2006	10.62	0.29	(0.13)	0.16	(0.31)	0.00
03/31/2005	10.83	0.15	0.06	0.21	(0.19)	(0.23)
Class C
03/31/2009	10.88	0.60	(0.61)	(0.01)	(0.57)	(0.09)
03/31/2008	10.72	0.42	0.22	0.64	(0.41)	(0.07)
03/31/2007	10.47	0.39	0.25	0.64	(0.39)	0.00
03/31/2006	10.62	0.29	(0.13)	0.16	(0.31)	0.00
03/31/2005	10.83	0.15	0.06	0.21	(0.19)	(0.23)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.59%.
(c)	Effective October 1, 2004, the advisory fee was reduced to 0.12%.
(d)	Effective October 1, 2004, the Funds administrative fee was reduced by 0.05% to an annual rate of 0.35%.
(e)	Effective October 1, 2005, the Fund’s advisory fee was reduced to 0.025% to 0.225%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses would been 1.47%.
(g)	If the administrator did not waive the administrative fees, the ratio of expenses to average net assets would have been 1.52%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.49%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.61%.

112	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.63)	$10.14	2.63%	$2,431,539	0.51%		0.50%		5.02%	398%
0.00	(0.52)	10.51	9.73	714,193	0.50		0.50		4.85	314
0.00	(0.29)	10.09	3.89	4,631	0.50	*(i)	0.50	*(i)	4.99 *	330

$0.00	$0.00	$10.00	0.00%	$13,120	0.55	%*	0.55	%*	(0.55)%*	0%

$0.00	$(0.51)	$11.58	7.27%	$201,456	0.905%		0.875%		3.82%	367%
0.00	(0.47)	11.30	10.78	233,321	0.875		0.875		4.43	291
0.00	(0.48)	10.66	6.41	179,750	0.875		0.875		4.45	971
0.00	(0.39)	10.48	0.79	140,369	0.89	(e)	0.89	(e)	3.41	788
0.00	(0.66)	10.77	0.77	124,471	0.90		0.90		2.76	321

0.00	(0.42)	11.58	6.47	26,934	1.655		1.625		3.07	367
0.00	(0.40)	11.30	9.97	32,425	1.625		1.625		3.73	291
0.00	(0.40)	10.66	5.62	36,900	1.625		1.625		3.71	971
0.00	(0.30)	10.48	0.04	45,638	1.64	(e)	1.64	(e)	2.61	788
0.00	(0.57)	10.77	0.02	60,124	1.65		1.65		2.02	321

0.00	(0.42)	11.58	6.47	56,492	1.655		1.625		3.06	367
0.00	(0.39)	11.30	9.96	52,461	1.625		1.625		3.67	291
0.00	(0.40)	10.66	5.62	39,482	1.625		1.625		3.71	971
0.00	(0.30)	10.48	0.04	38,108	1.64	(e)	1.64	(e)	2.63	788
0.00	(0.57)	10.77	0.02	41,824	1.65		1.65		2.02	321

$0.00	$(0.01)	$1.00	1.26%	$194,007	0.54	%(b)	0.54	%(b)	1.04%	N/A
0.00	(0.04)	1.00	4.43	108,430	0.57		0.57		4.28	N/A
0.00	(0.05)	1.00	4.77	75,947	0.57		0.57		4.69	N/A
0.00	(0.03)	1.00	3.22	64,212	0.57		0.57		3.10	N/A
0.00	(0.01)	1.00	1.12	95,033	0.62	(c)(d)	0.62	(c)(d)	1.08	N/A

0.00	(0.01)	1.00	0.64	72,511	1.13	(h)	1.13	(h)	0.55	N/A
0.00	(0.03)	1.00	3.50	56,818	1.47		1.47		3.40	N/A
0.00	(0.04)	1.00	4.38	49,405	0.95	(f)	0.95	(f)	4.33	N/A
0.00	(0.03)	1.00	2.83	40,366	0.95	(f)	0.95	(f)	2.75	N/A
0.00	(0.01)	1.00	0.71	57,408	1.03	(c)(g)	1.03	(c)(g)	0.64	N/A

0.00	(0.01)	1.00	1.26	126,219	0.54	(b)	0.54	(b)	1.02	N/A
0.00	(0.04)	1.00	4.44	71,946	0.57		0.57		4.30	N/A
0.00	(0.05)	1.00	4.78	59,031	0.57		0.57		4.70	N/A
0.00	(0.03)	1.00	3.22	57,589	0.57		0.57		3.10	N/A
0.00	(0.01)	1.00	1.12	92,016	0.62	(c)(d)	0.62	(c)(d)	1.01	N/A

$0.00	$(0.74)	$10.21	0.77%	$87,417	2.04%		0.90%		6.60%	1,093%
0.00	(0.56)	10.88	6.93	55,202	1.56		0.90		4.65	630
0.00	(0.47)	10.72	7.08	42,395	0.90		0.90		4.46	780
0.00	(0.39)	10.47	2.24	35,258	0.90		0.90		3.51	711
0.00	(0.50)	10.62	2.68	30,797	0.90		0.90		2.16	824

0.00	(0.66)	10.21	0.02	10,466	2.74		1.65		5.56	1,093
0.00	(0.48)	10.88	6.14	15,544	2.29		1.65		3.92	630
0.00	(0.39)	10.72	6.29	16,404	1.65		1.65		3.72	780
0.00	(0.31)	10.47	1.48	14,970	1.65		1.65		2.74	711
0.00	(0.42)	10.62	1.91	17,104	1.65		1.65		1.40	824

0.00	(0.66)	10.21	0.01	34,962	2.77		1.65		5.77	1,093
0.00	(0.48)	10.88	6.14	29,365	2.29		1.65		3.91	630
0.00	(0.39)	10.72	6.28	28,454	1.65		1.65		3.72	780
0.00	(0.31)	10.47	1.48	22,129	1.65		1.65		2.75	711
0.00	(0.42)	10.62	1.91	23,596	1.65		1.65		1.41	824

Prospectus	113

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Municipal Bond Fund
Class A
03/31/2009	$9.67	$0.40	$(1.81)	$(1.41)	$(0.41)	$0.00
03/31/2008	10.31	0.40	(0.64)	(0.24)	(0.40)	0.00
03/31/2007	10.18	0.38	0.13	0.51	(0.38)	0.00
03/31/2006	10.14	0.37	0.02	0.39	(0.35)	0.00
03/31/2005	10.32	0.39	(0.19)	0.20	(0.38)	0.00
Class B
03/31/2009	9.67	0.34	(1.81)	(1.47)	(0.35)	0.00
03/31/2008	10.31	0.32	(0.63)	(0.31)	(0.33)	0.00
03/31/2007	10.18	0.30	0.14	0.44	(0.31)	0.00
03/31/2006	10.14	0.30	0.02	0.32	(0.28)	0.00
03/31/2005	10.32	0.31	(0.19)	0.12	(0.30)	0.00
Class C
03/31/2009	9.67	0.36	(1.81)	(1.45)	(0.37)	0.00
03/31/2008	10.31	0.35	(0.64)	(0.29)	(0.35)	0.00
03/31/2007	10.18	0.33	0.13	0.46	(0.33)	0.00
03/31/2006	10.14	0.32	0.02	0.34	(0.30)	0.00
03/31/2005	10.32	0.34	(0.19)	0.15	(0.33)	0.00
New York Municipal Bond Fund
Class A
03/31/2009	$10.68	$0.36	$(0.51)	$(0.15)	$(0.38)	$(0.02)
03/31/2008	10.88	0.37	(0.18)	0.19	(0.37)	(0.02)
03/31/2007	10.76	0.37	0.14	0.51	(0.37)	(0.02)
03/31/2006	10.77	0.33	0.00	0.33	(0.33)	(0.01)
03/31/2005	10.87	0.33	(0.10)	0.23	(0.33)	0.00
Short Duration Municipal Income Fund
Class A
03/31/2009	$9.54	$0.31	$(1.33)	$(1.02)	$(0.32)	$0.00
03/31/2008	9.95	0.34	(0.41)	(0.07)	(0.34)	0.00
03/31/2007	9.96	0.31	(0.01)	0.30	(0.31)	0.00
03/31/2006	9.95	0.31	0.01	0.32	(0.31)	0.00
03/31/2005	10.17	0.24	(0.22)	0.02	(0.24)	0.00
Class C
03/31/2009	9.54	0.27	(1.32)	(1.05)	(0.29)	0.00
03/31/2008	9.95	0.31	(0.41)	(0.10)	(0.31)	0.00
03/31/2007	9.96	0.29	(0.01)	0.28	(0.29)	0.00
03/31/2006	9.95	0.28	0.01	0.29	(0.28)	0.00
03/31/2005	10.17	0.21	(0.22)	(0.01)	(0.21)	0.00
Unconstrained Bond Fund
Class A
06/30/2008 – 03/31/2009	$10.00	$0.19	$0.11	$0.30	$(0.13)	$0.00
Class C
07/31/2008 – 03/31/2009	9.89	0.13	0.23	0.36	(0.08)	0.00
Class R
07/31/2008 – 03/31/2009	9.89	0.17	0.22	0.39	(0.11)	0.00
Unconstrained Tax Managed Bond Fund
Class A
01/30/2009 – 03/31/2009	$10.00	$0.02	$(0.23)	$(0.21)	$(0.02)	$0.00
Class C
01/30/2009 – 03/31/2009	10.00	0.01	(0.23)	(0.22)	(0.01)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.33%.
(c)	PIMCO and the Distributor have contractually agreed to waive 0.05% of the Fund’s administrative fee and distribution and/or service/12b-1 fees.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.08%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.07%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 9.29%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 9.16%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.58%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.57%.
(j)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(k)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.025% to 0.225%.
(l)	Effective October 1, 2004, the administrative expense was reduced to 0.35%.

114	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.41)	$7.85	(14.86)%	$87,958	0.775%		0.775%		4.55%		100%
0.00	(0.40)	9.67	(2.36)	72,205	0.885	(h)	0.805	(h)	3.96		64
0.00	(0.38)	10.31	5.12	76,698	0.875		0.825		3.70		76
0.00	(0.35)	10.18	3.94	65,423	1.07	(k)	0.84	(k)	3.64		63
0.00	(0.38)	10.14	1.96	54,983	1.06	(l)	0.88	(l)	3.83		56

0.00	(0.35)	7.85	(15.50)	13,727	1.526		1.525		3.76		100
0.00	(0.33)	9.67	(3.09)	23,379	1.635	(j)	1.555	(j)	3.21		64
0.00	(0.31)	10.31	4.36	30,371	1.635		1.575		2.97		76
0.00	(0.28)	10.18	3.17	34,401	1.82	(k)	1.59	(k)	2.91		63
0.00	(0.30)	10.14	1.20	40,015	1.81	(l)	1.63	(l)	3.07		56

0.00	(0.37)	7.85	(15.28)	53,405	1.275		1.275		4.05		100
0.00	(0.35)	9.67	(2.85)	60,036	1.385	(h)	1.305	(h)	3.46		64
0.00	(0.33)	10.31	4.60	67,140	1.385		1.325		3.20		76
0.00	(0.30)	10.18	3.42	65,179	1.57	(k)	1.34	(k)	3.16		63
0.00	(0.33)	10.14	1.45	69,930	1.56	(l)	1.38	(l)	3.33		56

$0.00	$(0.40)	$10.13	(1.42)%	$28,996	0.775%		0.775%		3.49%		121%
0.00	(0.39)	10.68	1.74	23,010	0.795	(j)	0.795	(j)	3.40		44
0.00	(0.39)	10.88	4.81	19,184	0.855		0.825		3.43		29
0.00	(0.34)	10.76	3.08	17,856	0.84	(k)	0.84	(k)	3.02		48
0.00	(0.33)	10.77	2.14	16,135	0.87	(l)	0.87	(l)	3.04		42

$0.00	$(0.32)	$8.20	(10.92)%	$88,621	0.75%		0.75%		3.40%		155%
0.00	(0.34)	9.54	(0.77)	62,549	0.78	(j)	0.78	(j)	3.43		35
0.00	(0.31)	9.95	3.09	86,895	0.75	(c)	0.70	(l)	3.16		71
0.00	(0.31)	9.96	3.24	120,178	0.80	(c)	0.70	(l)	3.09		79
0.00	(0.24)	9.95	0.20	199,843	0.81	(c)(l)	0.81	(c)(l)	2.37		104

0.00	(0.29)	8.20	(11.18)	18,915	1.05		1.05		3.07		155
0.00	(0.31)	9.54	(1.07)	19,764	1.08	(j)	1.08	(j)	3.13		35
0.00	(0.29)	9.95	2.80	26,052	1.05	(c)	1.00	(c)	2.87		71
0.00	(0.28)	9.96	2.94	35,294	1.10	(c)	1.00	(c)	2.79		79
0.00	(0.21)	9.95	(0.10)	49,751	1.11	(c)(l)	1.11	(c)(l)	2.07		104

$0.00	$(0.13)	$10.17	3.08%	$198,080	1.31	%*(b)	1.30	%*(c)	2.48	%*	417%

0.00	(0.08)	10.17	3.66	41,397	2.06	*(d)	2.05	*(e)	1.91	*	417

0.00	(0.11)	10.17	3.99	9,537	1.56	*(h)	1.55	*(i)	2.52	*	417

$0.00	$(0.02)	$9.77	(2.08)%	$1,384	1.10	%*(f)	1.10	%*(f)	1.11	%*	0%

0.00	(0.01)	9.77	(2.18)	174	1.85	*(g)	1.85	*(g)	0.49	*	0

Prospectus	115

Appendix A—

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.	Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

Prospectus	A-1

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-2	PIMCO Funds

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among other, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Prospectus	A-3

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation

A-4	PIMCO Funds

will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.	Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

Prospectus	A-5

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

A-6	PIMCO Funds

PIMCO Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.allianzinvestors.com for additional information about the Funds, including the SAI and the Annual and Semi-Annual Report.

Investment Company Act File number 811-05028

PIMCO Funds	INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 3/31/09.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your financial advisor.

This cover is not part of the prospectus	AZ909_26376

PIMCO Funds

Prospectus

JULY 31, 2009

Strategic Markets Funds

Share Classes

A	B	C	R

REAL RETURN STRATEGY

PIMCO RealEstateRealReturn
Strategy Fund

ACTIVE ASSET ALLOCATION

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO Global Multi-Asset Fund

DOMESTIC EQUITY-RELATED

PIMCO Fundamental Advantage Total Return Strategy Fund

PIMCO Fundamental
IndexPLUS™ TR Fund

PIMCO Small Cap StocksPLUS®
TR Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS®
Long Duration Fund

PIMCO StocksPLUS®
Total Return Fund

PIMCO StocksPLUS® TR Short
Strategy Fund

INTERNATIONAL EQUITY-RELATED

PIMCO International
StocksPLUS® TR Strategy Fund
(Unhedged)

PIMCO International
StocksPLUS® TR Strategy Fund
(U.S. Dollar-Hedged)

TARGET DATE ASSET ALLOCATION STRATEGY

PIMCO RealRetirement® 2010 Fund

PIMCO RealRetirement® 2020 Fund

PIMCO RealRetirement® 2030 Fund

PIMCO RealRetirement® 2040 Fund

PIMCO RealRetirement® 2050 Fund

This cover is not part of the Prospectus.

PIMCO Funds Prospectus

PIMCO Funds July 31, 2009	This prospectus describes 18 mutual funds (the “Funds”) offered by PIMCO Funds (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of June 30, 2009, PIMCO managed approximately $841 billion in assets.

Share Classes A, B, C and R	The International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), RealEstateRealReturn Strategy and StocksPLUS® Total Return Funds offer Class A, B and C shares in this prospectus. The All Asset All Authority, Fundamental Advantage Total Return Strategy, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (Unhedged), Small Cap StocksPLUS® TR and StocksPLUS® TR Short Strategy Funds offer Class A and C shares in this prospectus. The StocksPLUS® Long Duration Fund offers Class A shares in this prospectus. The Global Multi-Asset, RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040 and RealRetirement® 2050 Funds offer Class A, C and R shares in this prospectus. The All Asset and StocksPLUS® Funds offer Class A, B, C and R shares in this prospectus. This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below describes certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 6. Following the table are certain key concepts which are used throughout the prospectus.

Category	Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Active Asset Allocation	All Asset	Other PIMCO Funds except the All Asset All Authority Fund, Global Multi-Asset and the RealRetirement® Funds(5)	No Limitation(6)	No Limitation(6)	No Limitation(6)
	All Asset All Authority	Other PIMCO Funds except the All Asset Fund, Global Multi-Asset and the RealRetirement® Funds(5)	No Limitation(6)	No Limitation(6)	No Limitation(6)
	Global Multi-Asset Fund	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation
Real Return Strategy	RealEstateRealReturn Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
Domestic Equity-Related	StocksPLUS®	S&P 500 stock index derivatives backed by a short duration portfolio of fixed income instruments	≤1 year	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)
	StocksPLUS® Long Duration	S&P 500 Index derivatives backed by a portfolio of actively managed long-term fixed income instruments	+/- 2 years Barclays Capital Long Term Government Credit Index	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(4)
	Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI® 1000 hedged by short exposure to the S&P 500 stock index, backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(3)	B to Aaa; max 10% of total assets below Baa	No Limitation
	Fundamental IndexPLUS™ TR	Enhanced RAFI® 1000 derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(3)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)
	Small Cap StocksPLUS® TR	Russell 2000® Index derivatives backed by a diversified portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(3)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)
	StocksPLUS® Total Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(3)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)
	StocksPLUS® TR Short Strategy	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(3)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)
International Equity-Related	International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(3)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)
	International StocksPLUS® TR Strategy (U.S. Dollar-Hedged)	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(3)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(4)
Target Date Asset Allocation Strategy	RealRetirement® 2010	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation
	RealRetirement® 2020	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation

2	PIMCO Funds

Summary Information (continued)

Category	Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
	RealRetirement® 2030	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation
	RealRetirement® 2040	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation
	RealRetirement® 2050	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation
(1)

As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”), or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

(2)	Each Fund may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)

The Barclays Capital U.S. Aggregate Index (“BCAG”) (formerly named the Lehman Brothers U.S. Aggregate Index) covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(4)	Limitation with respect to the Fund’s fixed income investments. The Fund may invest without limit in equity securities denominated in non-U.S. currencies.
(5)	The “RealRetirement® Funds” are the RealRetirement® 2010 Fund, RealRetirement® 2020 Fund, RealRetirement® 2030 Fund, RealRetirement® 2040 Fund and RealRetirement® 2050 Fund.
(6)

The Fund invests substantially all of its assets in other PIMCO Funds. Accordingly, the Fund’s duration, credit quality, and indirect holdings of non-U.S. dollar denominated securities are the average of such other PIMCO Funds held by the Fund.

Fixed Income Instruments	“Fixed Income Instruments,” as used generally in this prospectus, includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The All Asset and All Asset All Authority Funds may invest in any funds of the Trust except each other, the Global Multi-Asset and the RealRetirement® Funds.

The Global Multi-Asset Fund may invest in any funds of the Trust, except the All Asset Fund, All Asset All Authority Fund and the RealRetirement® Funds, as well as in other affiliated or unaffiliated funds. The Global Multi-Asset Fund may also invest directly in Fixed Income Instruments.

The RealRetirement® Funds may invest in any funds of the Trust, except the All Asset Fund, All Asset All Authority Fund, Global Multi-Asset Fund and other RealRetirement® Funds, as well as in other affiliated or unaffiliated funds. The RealRetirement® Funds may also invest directly in Fixed Income Instruments.

The Funds (other than All Asset and All Asset All Authority Funds), to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates

Prospectus	3

Summary Information (continued)

rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point.

Credit Ratings	In this prospectus, references are made to credit ratings of debt securities, which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as Moody’s, S&P or Fitch. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As noted in Appendix A, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P or Fitch. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category at the time of purchase. For example, a Fund may purchase a security rated B3 by Moody’s, B- by S&P or B- by Fitch, provided the Fund may purchase securities rated B.

Fund Descriptions, Performance, Fees and Disclosure of Portfolio Holdings	The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information (if available) and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments Made by the All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds	The All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers. The All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds may invest in any funds of the Trust except the All Asset, All Asset All Authority, Global Multi-Asset and the RealRetirement® Funds (“Underlying PIMCO Funds”). The Global Multi-Asset Fund and RealRetirement® Funds may also invest in a combination of affiliated fund and unaffiliated funds, which may or may not be registered under the 1940 Act, Fixed Income Instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The Underlying PIMCO Funds and other funds in which the Global Multi-Asset Fund and RealRetirement® Funds may invest are collectively referred to as “Acquired Funds” in this prospectus. Please see the “Description of the Underlying PIMCO Funds” in this prospectus for more information about the Underlying PIMCO Funds.

Each RealRetirement® Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments in the year indicated in the RealRetirement® Fund’s name. The retirement year included in the RealRetirement® Fund’s name represents the “self-elected” year of retirement for the investors in that Fund. An investment in a RealRetirement® Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the RealRetirement® Fund’s name. There is no guarantee that the RealRetirement® Fund will provide adequate income at and through your retirement.

4	PIMCO Funds

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Prospectus	5

PIMCO All Asset Fund	Ticker Symbols: PASAX (Class A) PASBX (Class B) PASCX (Class C) PATRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Underlying PIMCO Funds Average Portfolio Duration No Limitation	Credit Quality No Limitation Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of any other fund of the Trust except the All Asset All Authority, Global Multi-Asset and the RealRetirement® Funds. Though it is anticipated that the Fund will not currently invest in the StocksPLUS® TR Short Strategy Fund, the Fund may invest in these Underlying PIMCO Funds in the future, without shareholder approval, at the discretion of PIMCO. The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Please see the “Descriptions of the Underlying PIMCO Funds” in this prospectus for more information about the Underlying PIMCO Funds.

The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Fund’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS TR® Strategy (U.S. Dollar-Hedged), Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration and StocksPLUS® Total Return Funds normally will not exceed 50% of total assets. In addition, the Fund’s combined investments in the Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets. The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Fund’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Fund is classified as “non-diversified” for purposes of the 1940 Act because it may invest in a limited number of Underlying PIMCO Funds. However, since certain of the Underlying PIMCO Funds in which the Fund invests are classified as diversified for purposes of the 1940 Act, the Fund may indirectly diversify its portfolio.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Fund may invest in additional PIMCO Funds created in the future.

6	PIMCO Funds

PIMCO All Asset Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk	• Underlying PIMCO Fund Risks	• Issuer Non-Diversification Risk

Among the principal risks of investing in the Underlying PIMCO Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk • Equity Risk	• Commodity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Real Estate Risk • Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk • Tax Risk • Subsidiary Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying PIMCO Funds and an investment in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the Barclays Capital U.S. TIPS 1-10 Year Index (formerly named the Lehman Brothers U.S. TIPS 1-10 Year Index). The Fund’s secondary benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”) (specifically, the CPI for All Urban Consumers). The CPI measures inflation as experienced by consumers in their day-to-day living expenses. Specifically, the CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. The CPI is periodically determined by the U.S. Department of Labor, Bureau of Labor Statistics. The Fund believes that this secondary benchmark reflects the Fund’s long-term investment strategy more accurately than the Barclays Capital U.S. TIPS 1-10 Year Index. For more information about the Fund’s benchmarks, see the Average Annual Total Returns Table on the next page.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (April 30, 2003) and the inception date of Class R shares (January 31, 2006), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B, C and R shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Prospectus	7

PIMCO All Asset Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	9.40%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Quarter 2003)	6.06%
Lowest (4th Quarter 2008)	-8.38%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (7/31/02)
Class A Return Before Taxes	-19.06%	1.46%	5.20%
Class A Return After Taxes on Distributions(1)	-20.61%	-0.57%	3.17%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-12.31%	0.17%	3.36%
Class B Return Before Taxes	-19.35%	1.40%	5.03%
Class C Return Before Taxes	-17.36%	1.46%	5.03%
Class R Return Before Taxes	-16.09%	1.97%	5.54%
Barclays Capital U.S. TIPS: 1-10 Year Index(2)	-2.43%	3.80%	4.93%
Consumer Price Index + 500 Basis Points(3)	5.21%	7.91%	7.67%
Lipper Flexible Portfolio Funds Average(4)	-24.58%	1.22%	4.37%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for the other classes will vary.

(2)

Barclays Capital U.S. TIPS: 1-10 Year is an unmanaged index market comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years. The Index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(4)

Lipper Flexible Portfolio Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including domestic common stocks, bond and money market instruments with a focus on total return. Performance does not reflect deductions for sales charges or taxes.

8	PIMCO Funds

PIMCO All Asset Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses (including Underlying PIMCO Fund fees) you may pay if you buy and hold Class A, B, C or R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class B	Class C	Class R
Management Fees(1)	0.575%	0.575%	0.575%	0.625%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00	0.50
Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)(3)	0.84	0.84	0.84	0.84
Total Annual Fund Operating Expenses(4)(5)	1.665	2.415	2.415	1.965
Expense Reduction(6)(7)	(0.02)	(0.02)	(0.02)	(0.02)
Net Annual Fund Operating Expenses(8)	1.645	2.395	2.395	1.945

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B, Class C and Class R shares, a Class B, Class C or Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority, Inc. (the “FINRA”).

(3)

Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) for the Fund are based upon the allocation of the Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds during the most recently completed fiscal year. Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) include interest expense of 0.18%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.485%, 2.235%, 2.235% and 1.785% for Class A, Class B, Class C and Class R shares, respectively.
(5)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(6)

PIMCO has contractually agreed, through, July 31, 2010, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(7)

The Expense Reduction, as described in footnote 6 above, is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) listed in the table above and described in footnote 3. Please see “Management of the Funds—Fund of Funds Fees” for additional information.

(8)	Net Annual Fund Operating Expenses excluding interest expense is 1.465%, 2.215%, 2.215% and 1.765% for Class A, Class B, Class C and Class R shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$536	$874	$1,236	$2,251	$536	$874	$1,236	$2,251
Class B	593	947	1,328	2,295	243	747	1,278	2,295
Class C	343	747	1,278	2,731	243	747	1,278	2,731
Class R	197	611	1,050	2,270	197	611	1,050	2,270

Prospectus	9

PIMCO All Asset All Authority Fund	Ticker Symbols: PAUAX (Class A) PAUCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Underlying PIMCO Funds Average Portfolio Duration No Limitation	Credit Quality No Limitation Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of any other fund of the Trust except the All Asset, Global Multi-Asset and the RealRetirement® Funds. The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In so doing, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Please see the “Descriptions of the Underlying PIMCO Funds” in this prospectus for more information about the Underlying PIMCO Funds.

The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund’s investment in any particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Fund’s investment in the StocksPLUS® TR Short Strategy Fund normally will not exceed 20% of its total assets. The Fund’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration and StocksPLUS® Total Return Funds (“U.S. Stock Funds”) normally will not exceed 50% of its total assets. The Fund’s combined investments in the International StocksPLUS® TR Strategy (Unhedged) and International StocksPLUS® TR Strategy (U.S. Dollar-Hedged) Funds (“Non-U.S. Stock Funds”) normally will not exceed 33 1/3% of its total assets. The Fund’s combined investments in the U.S. Stock Funds and Non-U.S. Stock Funds (less any investment in the StocksPLUS® TR Short Strategy Fund) normally will not exceed 66 2/3% of its total assets. In addition, the Fund’s combined investments in the Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Fund’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Fund is classified as “nondiversified” for purposes of the 1940 Act because it may invest in a limited number of Underlying PIMCO Funds. However, since certain of the Underlying PIMCO Funds in which the Fund invests are classified as diversified for purposes of the 1940 Act, the Fund may indirectly diversify its portfolio.

The Fund may use leverage by borrowing for investment purposes. The Fund will borrow only from banks, and only when the value of the Fund’s assets, minus its liabilities other than borrowings, equals or exceeds 300% of the Fund’s total borrowings, including the proposed borrowing. If at any time this 300% coverage requirement is not met, the Fund will, within three business days, decrease its borrowings to the extent required. Borrowing requires the payment of interest and other loan costs. To make such payments, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. At times when the Fund’s borrowings are substantial, the interest expense to the Fund may result in the Fund having little or no investment income. The use of leverage by borrowing creates the potential for greater gains to shareholders of the Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. In addition, the Underlying PIMCO Funds may engage in certain transactions that give rise to a form of leverage.

10	PIMCO Funds

PIMCO All Asset All Authority Fund (continued)

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Fund may invest in additional PIMCO Funds created in the future.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk • Leveraging Risk	• Underlying PIMCO Fund Risks	• Issuer Non-Diversification Risk

The principal risks of investing in the Underlying PIMCO Funds, and consequently the Fund, which could adversely affect the Fund’s net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk • Equity Risk	• Commodity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Real Estate Risk • Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk • Tax Risk • Subsidiary Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying PIMCO Funds and an investment in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”). The Fund’s secondary benchmark is a benchmark created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”) (specifically, the CPI for All Urban Consumers). The CPI measures inflation as experienced by consumers in their day-to-day living expenses. Specifically, the CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. The CPI is periodically determined by the U.S. Department of Labor, Bureau of Labor Statistics. The Fund believes that this secondary benchmark reflects the Fund’s long-term investment strategy more accurately than the S&P 500. For more information on the Fund’s benchmarks, see the Average Annual Total Returns Table on the next page.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A and Class C shares (July 29, 2005), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and Class C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Prospectus	11

PIMCO All Asset All Authority Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	9.50%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Quarter 2004)	6.14%
Lowest (3rd Quarter 2008)	-6.77%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (10/31/03)
Class A Return Before Taxes	-10.99%	3.30%	4.09%
Class A Return After Taxes on Distributions(1)	-12.67%	1.19%	1.87%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-6.90%	1.65%	2.26%
Class C Return Before Taxes	-9.13%	3.30%	4.06%
S&P 500 Index(2)	-37.00%	-2.19%	-0.98%
Consumer Price Index + 650 Basis Points(3)	6.79%	9.53%	9.35%
Lipper Flexible Portfolio Funds Average(4)	-24.58%	1.22%	2.15%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(4)

Lipper Flexible Portfolio Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including domestic common stocks, bond and money market instruments with a focus on total return. Performance does not reflect deductions for sales taxes or taxes.

12	PIMCO Funds

PIMCO All Asset All Authority Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C
Management Fees(1)	0.60%	0.60%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Acquired Funds Fees and Expenses (Underlying PIMCO Fund Expenses)(3)	0.98	0.98
Other Expenses(4)	0.31	0.31
Total Annual Fund Operating Expenses(5)(6)	2.14	2.89

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) for the Fund are based upon the allocation of the Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds for the most recent fiscal year. Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) include interest expense of 0.24%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

“Other Expenses” reflect interest expense of the Fund. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(5)	Total Annual Fund Operating Expenses excluding interest expense of the Fund and Underlying PIMCO Funds is 1.59% and 2.34% for Class A and Class C shares, respectively.
(6)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$584	$1,020	$1,481	$2,755	$584	$1,020	$1,481	$2,755
Class C	392	894	1,522	3,211	392	894	1,522	3,211

Prospectus	13

PIMCO Fundamental Advantage Total Return Strategy Fund	Ticker Symbols: PFTAX (Class A) PTRCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management

Fund Focus

Long exposure to Enhanced RAFI® 1000 hedged by short exposure to the S&P 500 stock index, backed by a portfolio of Fixed Income Instruments

Average Collateral Fixed Income Duration

See description below

Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index (the “S&P 500”), backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. Enhanced RAFI® 1000 and the S&P 500 are further described below. The Fund’s strategy with respect to maintaining long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 can be characterized as “market neutral” because it seeks to maintain a low correlation to the fluctuation of the U.S. equity market as a whole while returning the relative appreciation (or depreciation) of Enhanced RAFI® 1000 over the S&P 500.

Enhanced RAFI® 1000 is a performance recalibrated version of the FTSE RAFI® 1000 Index, which is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, Enhanced RAFI® 1000 is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years), and may incorporate additional factors, including but not limited to the quality of corporate earnings, the risk of financial distress and the quality of corporate governance/accounting practices. Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Enhanced RAFI® 1000 seeks to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. The S&P 500 is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to maintain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 even when Enhanced RAFI® 1000 is underperforming relative to the S&P 500.

The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500. The Fund typically will seek to simultaneously gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500, each in an amount, under normal circumstances, approximately equal to the Fund’s net assets. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the price appreciation (or depreciation) on the S&P 500 and certain transaction costs. While the Fund will, under normal circumstances, seek to maintain approximately equal value exposure in its long positions in Enhanced RAFI® 1000 and short positions in the S&P 500 in an effort to offset the effects on the Fund’s performance of general stock market movements, PIMCO may increase or decrease the Fund’s long exposure to Enhanced RAFI® 1000 or the Fund’s short exposure to the S&P 500 when PIMCO deems it appropriate to do so. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or when PIMCO otherwise deems it appropriate to do so, the Fund may invest in, or take short positions in, other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000 relative to the S&P 500. The Fund also may invest in exchange traded funds.

The values of derivatives based on Enhanced RAFI® 1000 and the S&P 500 should closely track changes in the value of Enhanced RAFI® 1000 and the S&P 500. However, these derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Fund’s assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum to a maximum

14	PIMCO Funds

PIMCO Fundamental Advantage Total Return Strategy Fund (continued)

of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may also invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Although the Fund seeks to protect against equity market risk arising from its long exposure to Enhanced RAFI® 1000 by maintaining short exposure to the S&P 500, under certain conditions, generally in a market where Enhanced RAFI® 1000 underperforms relative to the S&P 500 and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C
Management Fees(1)	1.04%	1.04%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Other Expenses(3)	1.60	1.39
Total Annual Fund Operating Expenses(4)	2.89	3.43

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.29% and 2.04% for Class A and Class C shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$656	$1,236	$1,841	$3,468	$656	$1,236	$1,841	$3,468
Class C	446	1,053	1,784	3,712	346	1,053	1,784	3,712

Prospectus	15

PIMCO Fundamental IndexPLUS™ TR Fund	Ticker Symbols: PIXAX (Class A) PIXCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the FTSE RAFI® 1000 Index	Fund Focus Enhanced RAFI® 1000 derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the FTSE RAFI® 1000 Index (the “Index”) by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced, performance recalibrated version of the Index (“Enhanced RAFI® 1000”), backed by a portfolio of short and intermediate maturity Fixed Income Instruments. The Index and Enhanced RAFI® 1000 are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund uses Enhanced RAFI® 1000 derivatives in addition to or in place of Enhanced RAFI® 1000 stocks to attempt to equal or exceed the daily performance of the Index. The values of Enhanced RAFI® 1000 derivatives should closely track changes in the value of Enhanced RAFI® 1000. However, Enhanced RAFI® 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value, which includes accounting data found in a company’s annual report, selected from the constituents of a proprietary U.S. stock universe. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI® 1000 is a performance recalibrated version of the Index that incorporates additional factors, including but not limited to the quality of corporate earnings, the risk of financial distress, the quality of corporate governance/accounting practices and recalibrates existing factors utilized in the Index that affect a company’s fundamental drivers of value. Enhanced RAFI® 1000 may also be rebalanced more frequently than the Index. The Fund seeks to remain invested in Enhanced RAFI® 1000 derivatives or Enhanced RAFI® 1000 stocks even when Enhanced RAFI® 1000 is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI® 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI® 1000 derivatives by providing model portfolios of Enhanced RAFI® 1000 securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI® 1000 to the Fund. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000.

16	PIMCO Funds

PIMCO Fundamental IndexPLUS™ TR Fund (continued)

Though the Fund does not normally invest directly in Enhanced RAFI® 1000 securities, when Enhanced RAFI® 1000 derivatives appear to be overvalued relative to Enhanced RAFI® 1000, the Fund may invest all of its assets in a “basket” of Enhanced RAFI® 1000 stocks. The Fund also may invest in exchange traded funds.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Enhanced RAFI® 1000 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® 1000 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the FTSE RAFI® 1000 Index, which is described above under “Principal Investments and Strategies.” The Fund’s secondary benchmark is the S&P 500 Index, which is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. For more information on the Fund’s benchmarks, see the Average Annual Total Returns table on the next page.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Prospectus	17

PIMCO Fundamental IndexPLUS™ TR Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	12.08%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Quarter 2006)	8.27%
Lowest (4th Quarter 2008)	-23.89%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (6/30/05)
Class A Return Before Taxes	-46.02%	-9.73%
Class A Return After Taxes on Distributions(1)	-46.26%	-11.87%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-29.76%	-8.88%
Class C Return Before Taxes	-44.81%	-9.36%
FTSE RAFI® 1000 Index(2)	-39.99%	-6.95%
S&P 500 Index(3)	-37.00%	-5.70%
Lipper Specialty Diversified Equity Funds Average(3)	-16.36%	-0.43%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

FTSE RAFI® 1000 Index is part of the FTSE RAFI® Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of nonmarket cap weighted indices, the FTSE RAFI® Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI® US 1000 Index comprises the largest 1000 US-listed companies by fundamental value, selected from the constituents of the FTSE US All Cap Index, part of the FTSE Global Equity Index Series (GEIS). The total return index calculations add the income a stock’s dividend provides to the performance of the index. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(4)

Lipper Specialty Diversified Equity Funds Average is a total return performance average of Funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds. Performance does not reflect deductions for sales taxes or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C
Management Fees(1)	0.94%	0.94%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Other Expenses(3)	0.88	0.85
Total Annual Fund Operating Expenses(4)	2.07	2.79

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.19% and 1.94% for Class A and Class C shares, respectively.

18	PIMCO Funds

PIMCO Fundamental IndexPLUS™ TR Fund (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$577	$999	$1,447	$2,685	$577	$999	$1,447	$2,685
Class C	382	865	1,474	3,119	282	865	1,474	3,119

Prospectus	19

PIMCO Global Multi-Asset Fund	Ticker Symbols: PGMAX (Class A) PGMCX (Class C) PGMRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index	Fund Focus A combination of affiliated and unaffiliated funds, securities and other instruments Average Portfolio Duration No Limitation	Credit Quality No Limitation Dividend Frequency Declared and distributed quarterly

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional investment managers. PIMCO uses a three-step approach in seeking to achieve the Fund’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps daily and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Fund.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, Fixed Income Instruments, equity securities, forwards and derivatives. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest, without limitation, in any funds of the Trust, except the All Asset, the All Asset All Authority and the RealRetirement® Funds. Please see the “Description of the Underlying PIMCO Funds” in this prospectus for more information about the Underlying PIMCO Funds. The Fund will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Fund seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Fund will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred stock, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in this prospectus, and in other equity-related Acquired Funds). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “GMA Subsidiary”), and the CommodityRealReturn Strategy Fund® , an Underlying PIMCO Fund). The GMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. As discussed in greater detail elsewhere in this prospectus, the GMA Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund may invest up to 25% of its total assets in the GMA Subsidiary. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in high yield securities (“junk bonds”). The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries.

The Fund is classified as “non-diversified” for purposes of the 1940 Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Fund may invest are classified as diversified for purposes of the 1940 Act, the Fund may indirectly diversify its portfolio.

Target Asset Allocation and Relative Value Strategies

The Fund’s assets are not allocated according to a predetermined blend of shares of the Acquired Funds and/or direct investments in securities, instruments and other investments. Instead, when making allocation decisions among the Acquired Funds, securities, instruments and other investments, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in

20	PIMCO Funds

PIMCO Global Multi-Asset Fund (continued)

inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, and labor information. PIMCO uses these factors to help determine the Fund’s target asset allocation and to identify potentially attractive relative value and risk hedging strategies. PIMCO has the flexibility to reallocate the Fund’s assets among any or all of the investment exposures represented by affiliated or unaffiliated funds, or invest directly in securities, instruments and other investments, based on its ongoing analyses of the global economy and financial markets. While these analyses are performed daily, material shifts in investment exposures typically take place over longer periods of time.

Risk Hedging Strategies	As part of its investment process, PIMCO will seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce the Fund’s exposure to certain severe, unanticipated market events that could significantly detract from returns.

Investment Selection	Once the target asset allocation, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Please see the “Descriptions of the Underlying PIMCO Funds” section in this prospectus for a summary of the Underlying PIMCO Funds and their principal investment strategies. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and the Underlying PIMCO Funds’ prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks	The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect the Fund’s net asset value, yield and total return, are:

• Allocation Risk • Acquired Fund Risk • Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Commodity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Real Estate Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk • Tax Risk • Subsidiary Risk

Please see “Summary of Principal Risks” below for a description of these and other risks associated with the Acquired Funds and an investment in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Returns Table is included.

Prospectus	21

PIMCO Global Multi-Asset Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, C or R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C	Class R
Management Fees(1)	1.30%	1.30%	1.30%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Acquired Fund Fees and Expenses(3)	0.54	0.54	0.54
Total Annual Fund Operating Expenses(4)(5)	2.09	2.84	2.34
Expense Reduction(6)	(0.43)	(0.43)	(0.43)
Net Annual Fund Operating Expenses(7)	1.66	2.41	1.91

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Fund—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C or Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an allocation of the Fund’s assets among the Acquired Funds for the most recent fiscal year, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.24%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)	Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.85%, 2.60% and 2.10% for Class A, Class C and Class R shares, respectively.
(5)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(6)

PIMCO has contractually agreed, through July 31, 2010, to waive, first, the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the advisory fee and supervisory and administrative fee are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver renews annually for a full fiscal year unless terminated by PIMCO upon at least 30 days’ notice prior to fiscal year-end.

(7)	Net Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.42%, 2.17% and 1.67% for Class A, Class C and Class R shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$537	$879	$1,243	$2,267	$537	$879	$1,243	$2,267
Class C	344	751	1,285	2,746	244	751	1,285	2,746
Class R	194	600	1,032	2,233	194	600	1,032	2,233

22	PIMCO Funds

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Prospectus	23

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	Ticker Symbols: PPUAX (Class A) PPUCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Non-U.S. equity derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe Australasia Far East (“EAFE”) Net Dividend Index (the “Index”). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on an unhedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund’s equity exposure will not be hedged into U.S. dollars. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

24	PIMCO Funds

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	9.54%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Quarter 2007)	5.09%
Lowest (3rd Quarter 2008)	-23.03%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (11/30/06)
Class A Return Before Taxes	-45.01%	-19.71%
Class A Return After Taxes on Distributions(1)	-45.47%	-21.60%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-29.16%	-17.15%
Class C Return Before Taxes	-43.89%	-18.88%
MSCI EAFE Net Dividend Index (USD Unhedged)(2)	-43.38%	-18.70%
Lipper International Multi-Cap Core Funds Average(3)	-43.02%	-17.82%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

Lipper International Multi-Cap Core Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time and typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Performance does not reflect deductions for sales taxes or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C
Management Fees(1)	0.79%	0.79%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Other Expenses(3)	1.06	1.09
Total Annual Fund Operating Expenses(4)	2.10	2.88

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.04% and 1.79% for Class A and Class C shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$580	$1,008	$1,461	$2,715	$580	$1,008	$1,461	$2,715
Class C	391	892	1,518	3,204	291	892	1,518	3,204

Prospectus	25

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	Ticker Symbols: PIPAX (Class A) PIPBX (Class B) PIPCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe, Australasia and Far East (“EAFE”) Net Dividend Index, hedged to U.S. dollars (the “Index”). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on a hedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

26	PIMCO Funds

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	14.47%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Quarter 2005)	10.72%
Lowest (4th Quarter 2008)	-15.54%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (10/30/03)(4)
Class A Return Before Taxes	-43.84%	-0.12%	0.83%
Class A Return After Taxes on Distributions(1)	-43.84%	-2.87%	-2.00%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-28.49%	-1.33%	-0.58%
Class B Return Before Taxes	-43.87%	0.02%	1.08%
Class C Return Before Taxes	-41.52%	0.32%	1.24%
MSCI EAFE Net Dividend Hedged USD Index(2)	-39.90%	1.85%	2.55%
Lipper International Multi-Cap Core Funds Average(3)	-43.02%	1.66%	3.24%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

MSCI EAFE Net Dividend Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

Lipper International Multi-Cap Core Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time and typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Performance does not reflect deductions for sales taxes or taxes.

(4)	The Fund began operations 10/30/03. Index comparisons began on 10/31/03.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	5.50%	1.00%(1)
Class B	None	5.00%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class B	Class C
Management Fees(1)	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Acquired Fund Fees and Expenses	0.01	0.01	0.01
Other Expenses(3)	1.80	1.82	1.82
Total Annual Fund Operating Expenses(4)(5)	2.96	3.73	3.73

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(5)	Total Annual Fund Operating Expenses excluding interest expense is 1.15%, 1.90% and 1.90% for Class A, B, and C shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$832	$1,414	$2,021	$3,648	$832	$1,414	$2,021	$3,648
Class B	875	1,440	2,124	3,728	375	1,140	1,924	3,728
Class C	475	1,140	1,924	3,974	375	1,140	1,924	3,974

Prospectus	27

PIMCO RealEstateRealReturn Strategy Fund	Ticker Symbols: PETAX (Class A) PETBX (Class B) PETCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Real estate-linked derivatives backed by a portfolio of inflation-indexed and other Fixed Income Instruments Average Collateral Fixed Income Duration ≤10 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The value of real estate-linked derivative instruments may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses. The Fund may also invest directly in real estate investment trusts (“REIT”) and in common and preferred stocks as well as convertible securities of issuers in real estate-related industries. The Fund may also invest in exchange traded funds.

The Fund typically will seek to gain exposure to the real estate market by investing in REIT total return swap agreements. In a typical REIT swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Investments in REIT swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs, including changes in the value of underlying properties, defaults by borrowers or tenants, revisions to the Internal Revenue Code of 1986, as amended (the “Code”), changes in interest rates and poor performance by those managing the REITs. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both real estate derivatives and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non U.S.) Investment Risk • Real Estate Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

28	PIMCO Funds

PIMCO RealEstateRealReturn Strategy Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	-3.77%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Quarter 2004)	18.65%
Lowest (4th Quarter 2008)	-46.32%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (10/30/03)(4)
Class A Return Before Taxes	-50.19%	-2.57%	-0.74%
Class A Return After Taxes on Distributions(1)	-50.19%	-9.71%	-8.23%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-32.62%	-4.41%	-3.09%
Class B Return Before Taxes	-50.23%	-2.33%	-0.46%
Class C Return Before Taxes	-48.13%	-2.20%	-0.40%
Dow Jones U.S. Select REIT Total Return Index(2)	-39.20%	0.63%	2.06%
Lipper Real Estate Funds Average(3)	-39.92%	-0.67%	0.79%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to April 1, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

(3)

Lipper Real Estate Funds Average is a total return performance average of Funds tracked by Lipper, Inc, that invests at least 65% of its portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Performance does not reflect deductions for sales taxes or taxes.

(4)	The Fund began operations on 10/30/03. Index comparisons began on 10/31/03.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	5.50%	1.00%(1)
Class B	None	5.00%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class B	Class C
Management Fees(1)	0.94%	0.94%	0.94%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Other Expenses(3)	0.11	0.12	0.12
Total Annual Fund Operating Expenses(4)	1.30	2.06	2.06

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.19%, 1.94%, and 1.94%, respectively, for Class A, Class B, and Class C shares.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$675	$939	$1,224	$2,032	$675	$939	$1,224	$2,032
Class B	709	946	1,308	2,104	209	646	1,108	2,104
Class C	309	646	1,108	2,390	209	646	1,108	2,390

Prospectus	29

RealRetirement® Funds	Ticker Symbols:
PIMCO RealRetirement® 2010 Fund	PTNAX (Class A)/PTNCX (Class C)/PTNRX (Class R)
PIMCO RealRetirement® 2020 Fund	PTYAX (Class A)/PTYCX (Class C)/PTYRX (Class R)
PIMCO RealRetirement® 2030 Fund	PEHAX (Class A)/PEHCX (Class C)/PEHRX (Class R)
PIMCO RealRetirement® 2040 Fund	POFAX (Class A)/POFCX (Class C)/POFRX (Class R)
PIMCO RealRetirement® 2050 Fund	PFYAX (Class A)/PFYCX (Class C)/PFYRX (Class R)

Investment Objectives of the Funds	The Funds seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Principal Investments and Strategies	The RealRetirement® Funds (the “Funds”) are intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. Each Fund is managed for investors planning to retire or begin withdrawing portions of their investments in the Fund’s target year as indicated in the Fund’s name. For example, the RealRetirement® 2020 Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2020. This is the “self-elected” year of retirement for the investors in that fund. The Funds’ primary difference is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the Fund’s name. The Funds’ allocations are intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of each Fund nears. An investment in a RealRetirement Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the RealRetirement Fund’s name. There is no guarantee that the RealRetirement Fund will provide adequate income at and through your retirement.

In managing the Funds, PIMCO uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation “glide path”; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

Each Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, Fixed Income Instruments, equity securities, forwards and derivatives. Each Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Each Fund may invest, without limitation, in any funds of the Trust, except the All Asset Fund, the All Asset All Authority Fund and the Global Multi-Asset Fund. Please see the “Description of the Underlying PIMCO Funds” in this prospectus for more information about the Underlying PIMCO Funds. Each Fund may directly invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. Each Fund may also directly invest, without limitation, in securities and instruments that are economically tied to emerging market countries. With respect to direct investments, each Fund may also invest up to 10% of its total assets in preferred stocks.

Each Fund is classified as “non-diversified” for purposes of the 1940 Act because it may invest in a limited number of Underlying PIMCO Funds and other investments. However, since certain of the Underlying PIMCO Funds in which the Funds invest are classified as diversified for purposes of the 1940 Act, the Funds may indirectly diversify their portfolios.

Asset Allocation “Glide Path”	The Funds’ long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to “real” assets, such as Treasury-Inflation Protected Securities (“TIPS”), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as a Fund approaches the target date. PIMCO may choose to modify the target asset allocations of the glide path from time to time. These changes are not expected to occur frequently.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date.

30	PIMCO Funds

RealRetirement® Funds (continued)

Each Fund’s current glide path asset allocation is based on its target date, which is the year in the name of each Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a Fund targeting an earlier date represents a more conservative choice; choosing a Fund targeting a later date represents a more aggressive choice.

Tactical Allocation Adjustments and Relative Value Strategies	PIMCO may vary the Funds’ actual asset allocation exposures from what is specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. These tactical allocation adjustments are driven by PIMCO’s secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non- U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These “top down” macro economic factors, as well as more micro “bottom up” factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Funds’ returns in a manner that does not materially alter the broader asset allocation exposures. When reallocating the Funds’ investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Funds’ investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

Risk Hedging Strategies	As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund’s exposure to certain severe, unanticipated market events that could significantly detract from returns.

Investment Selection	Once the tactical asset allocation adjustments relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Please see the “Descriptions of the Underlying PIMCO Funds” section in this prospectus for a summary of the Underlying PIMCO Funds and their principal investment strategies. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and the Underlying PIMCO Funds’ prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Prospectus	31

RealRetirement® Funds (continued)

Principal Risks	Each Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Funds which could adversely affect their net asset value, yield and total return are:

• Allocation Risk • Acquired Fund Risk • Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Commodity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Real Estate Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk • Tax Risk • Subsidiary Risk

Please see “Summary of Principal Risks” below for a description of these and other risks associated with the Underlying PIMCO Funds and an investment in the Funds.

Performance Information	The Funds do not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included.

Fees and Expenses of the Funds	These tables describe the fees and expenses you may pay if you buy and hold Class A, C or R shares of the Funds:

RealRetirement® 2010 Fund	Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	5.50%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C	Class R
Management Fees(1)	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Acquired Fund Fees and Expenses(3)	0.95	0.95	0.95
Total Annual Fund Operating Expenses(4)(5)	2.30	3.05	2.55
Expense Reduction(6)	(0.48)	(0.41)	(0.37)
Net Annual Fund Operating Expenses(7)	1.82	2.64	2.18

(1)

“Management Fees” reflect an advisory fee and supervisory and administrative fee payable by the Fund to PIMCO. The Fund’s investment advisory contract provides that the advisory fee for the Fund will periodically decrease as the Fund approaches its target date and its portfolio becomes more conservative. See “Management of the Fund-Management Fees” for additional information.

(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C and Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon the allocation of the Fund’s assets among the Acquired Funds for the most recent fiscal year, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses include interest expense of 0.44% for Underlying PIMCO Funds. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(5)	Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.86%, 2.61% and 2.11% for Class A, Class C and Class R shares, respectively.
(6)

PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

(7)	Net Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.38%, 2.20% and 1.74% for Class A, Class C and Class R shares, respectively.

32	PIMCO Funds

RealRetirement® Funds (continued)

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$725	$1,091	$1,481	$2,570	$725	$1,091	$1,481	$2,570
Class C	367	820	1,400	2,973	267	820	1,400	2,973
Class R	221	682	1,169	2,513	221	682	1,169	2,513

RealRetirement® 2020 Fund	Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	5.50%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C	Class R
Management Fees(1)	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1)(2)	0.25	1.00	0.50
Acquired Fund Fees and Expenses(3)	1.03	1.03	1.03
Total Annual Fund Operating Expenses(4)(5)	2.38	3.13	2.63
Expense Reduction(6)	(0.53)	(0.51)	(0.51)
Net Annual Fund Operating Expenses(7)	1.85	2.62	2.12

(1)

“Management Fees” reflect an advisory fee and supervisory and administrative fee payable by the Fund to PIMCO. The Fund’s investment advisory contract provides that the advisory fee for the Fund will periodically decrease as the Fund approaches its target date and its portfolio becomes more conservative. See “Management of the Fund-Management Fees” for additional information.

(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C and Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon the allocation of the Fund’s assets among the Acquired Funds for the most recent fiscal year, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses include interest expense of Underlying PIMCO Funds of 0.49%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(5)	Total Annual Fund Operating Expenses excluding interest expense of Underlying PIMCO Funds is 1.89%, 2.64% and 2.14% for Class A, Class C and Class R shares, respectively.
(6)

PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

(7)	Net Annual Fund Operating Expenses excluding interest expense of Underlying PIMCO Funds is 1.36%, 2.13% and 1.63% for Class A, Class C and Class R shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$728	$1,100	$1,496	$2,600	$728	$1,100	$1,496	$2,600
Class C	365	814	1,390	2,954	265	814	1,390	2,954
Class R	215	664	1,139	2,452	215	664	1,139	2,452

Prospectus	33

RealRetirement® Funds (continued)

RealRetirement® 2030 Fund	Shareholder Fees (fees paid directly from your investment)(1)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	5.50%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C	Class R
Management Fees(1)	1.15%	1.15%	1.15%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Acquired Fund Fees and Expenses(3)	1.08	1.08	1.08
Total Annual Fund Operating Expenses(4)(5)	2.48	3.23	2.73
Expense Reduction(6)	(0.47)	(0.43)	(0.52)
Net Annual Fund Operating Expenses(7)	2.01	2.80	2.21

(1)

“Management Fees” reflect an advisory fee and supervisory and a administrative fee payable by the Fund to PIMCO. The Fund’s investment advisory contract provides that the advisory fee for the Fund will periodically decrease as the Fund approaches its target date and its portfolio becomes more conservative. See “Management of the Fund-Management Fees” for additional information.

(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C and Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon the allocation of the Fund’s assets among the Acquired Funds for the most recent fiscal year, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses include interest expense of Underlying PIMCO Funds of 0.52%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(5)	Total Annual Fund Operating Expenses excluding interest expense of Underlying PIMCO Funds is 1.96%, 2.71% and 2.21% for Class A, Class C and Class R shares, respectively.
(6)

PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

(7)	Net Annual Fund Operating Expenses excluding interest expense of Underlying PIMCO Funds is 1.49%, 2.28% and 1.69% for Class A, Class C and Class R shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$743	$1,146	$1,573	$2,759	$743	$1,146	$1,573	$2,759
Class C	383	868	1,479	3,128	283	868	1,479	3,128
Class R	224	691	1,185	2,544	224	691	1,185	2,544

RealRetirement® 2040 Fund	Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	5.50%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C	Class R
Management Fees(1)	1.20%	1.20%	1.20%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Acquired Fund Fees and Expenses(3)	1.13	1.13	1.13
Total Annual Fund Operating Expenses(4)	2.58	3.33	2.83
Expense Reduction(5)	(0.52)	(0.50)	(0.50)
Net Annual Fund Operating Expenses	2.06	2.83	2.33

34	PIMCO Funds

RealRetirement® Funds (continued)

(1)

“Management Fees” reflect an advisory fee and supervisory and administrative fee payable by the Fund to PIMCO. The Fund’s investment advisory contract provides that the advisory fee for the Fund will periodically decrease as the Fund approaches its target date and its portfolio becomes more conservative. See “Management of the Funds-Management Fees” for additional information.

(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C and Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an allocation of the Fund’s assets among the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recent fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(5)

PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$748	$1,160	$1,597	$2,808	$748	$1,160	$1,597	$2,808
Class C	386	877	1,494	3,157	286	877	1,494	3,157
Class R	236	727	1,245	2,666	236	727	1,245	2,666

RealRetirement® 2050 Fund	Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	5.50%	1.00%(1)
Class C	None	1.00%(2)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C	Class R
Management Fees(1)	1.20%	1.20%	1.20%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.50
Acquired Fund Fees and Expenses(3)	1.16	1.16	1.16
Total Annual Fund Operating Expenses(4)	2.61	3.36	2.86
Expense Reduction(5)	(0.49)	(0.47)	(0.47)
Net Annual Fund Operating Expenses	2.12	2.89	2.39

(1)

“Management Fees” reflect an advisory fee and supervisory and administrative fee payable by the Fund to PIMCO. The Fund’s investment advisory contract provides that the advisory fee for the Fund will periodically decrease as the Fund approaches its target date and its portfolio becomes more conservative. See “Management of the Funds-Management Fees” for additional information.

(2)

Due to the 12b-1 distribution fee imposed on Class C and Class R shares, a Class C and Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an allocation of the Fund’s assets for the most recent fiscal year, among the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recent fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(5)

PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$753	$1,177	$1,626	$2,867	$753	$1,177	$1,626	$2,867
Class C	392	895	1,523	3,214	292	895	1,523	3,214
Class R	242	745	1,275	2,726	242	745	1,275	2,726

Prospectus	35

PIMCO Small Cap StocksPLUS® TR Fund	Ticker Symbols: PCKAX (Class A) PCKCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the Russell 2000® Index	Fund Focus Russell 2000® Index derivatives backed by a diversified portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses Russell 2000® Index derivatives instead of Russell 2000® Index stocks to attempt to equal or exceed the daily performance of the Russell 2000® Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of Russell 2000® Index derivatives should closely track changes in the value of the index. However, Russell 2000® Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. As of June 30, 2009, the Russell 2000® Index’s average market capitalization (dollar-weighted) was $763 million. The Fund seeks to remain invested in Russell 2000® Index derivatives or Russell 2000® Index stocks even when the Russell 2000® Index is declining.

Though the Fund does not normally invest directly in Russell 2000® Index securities, when Russell 2000® Index derivatives appear to be overvalued relative to the Russell 2000® Index, the Fund may invest all of its assets in a “basket” of Russell 2000® Index stocks. The Fund also may invest in exchange traded funds based on the Russell 2000® Index.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Russell 2000® Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Russell 2000® Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

36	PIMCO Funds

PIMCO Small Cap StocksPLUS® TR Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	8.25%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Quarter 2007)	2.72%
Lowest (4th Quarter 2008)	-23.68%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (3/31/06)
Class A Return Before Taxes	-33.79%	-12.27%
Class A Return After Taxes on Distributions(1)	-33.88%	-12.95%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-21.95%	-10.49%
Class C Return Before Taxes	-32.56%	-11.77%
Russell 2000® Index(2)	-33.79%	-13.20%
Lipper Specialty Diversified Equity Funds Average(3)	-16.36%	-1.83%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

Lipper Specialty Diversified Equity Funds Average is a total return performance average of Funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds. Performance does not reflect deductions for sales taxes or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C
Management Fees(1)	0.84%	0.84%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Other Expenses(3)	0.39	0.48
Total Annual Fund Operating Expenses(4)	1.48	2.32

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.09% and 1.84% for Class A and Class C shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$520	$825	$1,153	$2,077	$520	$825	$1,153	$2,077
Class C	335	724	1,240	2,656	235	724	1,240	2,656

Prospectus	37

PIMCO StocksPLUS® Fund	Ticker Symbols: PSPAX (Class A) PSPBX (Class B) PSPCX (Class C) PSPRX (Class R)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 Index derivatives backed by a short duration portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration ≤1 year	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

38	PIMCO Funds

PIMCO StocksPLUS® Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	10.13%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Quarter 2003)	15.01%
Lowest (4th Quarter 2008)	-25.94%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Class A Return Before Taxes	-47.23%	-6.28%	-3.32%
Class A Return After Taxes on Distributions(1)	-48.99%	-8.05%	-5.31%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-30.21%	-5.83%	-3.43%
Class B Return Before Taxes	-48.47%	-6.70%	-3.51%
Class C Return Before Taxes	-46.31%	-6.15%	-3.49%
Class R Return Before Taxes	-45.65%	-5.90%	-3.19%
S&P 500 Index(2)	-37.00%	-2.19%	-1.38%
Lipper Large-Cap Core Fund Average(3)	-37.17%	-2.82%	-1.66%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for the other classes will vary.

(2)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

Lipper Large-Cap Core Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Performance does not reflect deductions for sales taxes or taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B, C or R shares of the Fund:

Shareholder Fees (fees paid directly from your investment)(1)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.00%	1.00%(1)
Class B	None	5.00%(2)(3)
Class C	None	1.00%(4)
Class R	None	None

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	Class B shares are available only through exchanges of Class B shares of other funds of the Trust or of the Allianz Funds.
(4)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class B	Class C	Class R
Management Fees(1)	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	0.75	0.50
Other Expenses(3)	0.62	0.60	0.62	0.61
Total Annual Fund Operating Expenses(4)	1.52	2.25	2.02	1.76

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B, Class C and Class R shares, a Class B, Class C or Class R shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.90%, 1.65%, 1.40% and 1.15% for Class A, Class B, Class C and Class R shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B, C or R shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$450	$766	$1,104	$2,058	$450	$766	$1,104	$2,058
Class B	728	1,003	1,405	2,405	228	703	1,205	2,405
Class C	305	634	1,088	2,348	205	634	1,088	2,348
Class R	179	554	954	2,073	179	554	954	2,073

Prospectus	39

PIMCO StocksPLUS® Long Duration Fund	Ticker Symbol: N/A (Class A)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmarks consistent with prudent investment management	Fund Focus S&P 500 Index derivatives backed by a portfolio of long-term Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark indexes, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the “Indexes”), by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the Indexes. The Fund typically will seek to gain long exposure to the S&P 500 Index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within two years (plus or minus) of the duration of the Barclays Capital Long-Term Government/Credit Index (formerly named the Lehman Brothers Long-Term Government/Credit Index), which as of June 30, 2009 was 11.60 years. The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives and/or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

40	PIMCO Funds

PIMCO StocksPLUS® Long Duration Fund (continued)

Performance Information	The Fund
The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the S&P 500 Index, which is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market of all U.S. common stocks. The Fund’s secondary benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Capital Long-Term Government/Credit Index and subtracting 3-Month LIBOR (London Interbank Offered Rate). The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more. The 3-Month LIBOR is an average interest rate, determined by the British Bankers’ Association, that banks charge one another for the use of short-term money (3 months) in the U.S. Eurodollar market. This blend is intended to represent a portfolio which obtains 100% exposure to the S&P 500 Index via derivatives in exchange for the payment of 3-Month LIBOR, and invests the capital in a long duration bond portfolio. The Fund believes that this self-blended benchmark reflects the Fund’s investment strategy more accurately than the S&P 500 Index.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Return table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, performance would have been lower. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares, which are not offered in this prospectus. Class A shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Institutional Class and Class A shares have different expenses. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Prospectus	41

PIMCO StocksPLUS® Long Duration Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	-1.60%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Qtr. ‘08)	-5.27%
Lowest (3rd Qtr. ‘08)	-13.46%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (8/31/07)(5)
Institutional Class Return Before Taxes	-33.13%	-23.72%
Institutional Class Return After Taxes on Distributions(1)	-33.38%	-24.57%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-21.52%	-20.31%
S&P 500 Index(2)	-37.00%	-29.08%
S&P 500 Index + Barclays Capital Long-Term Government/Credit Index—3 Month LIBOR(3)
Lipper Specialty Diversified Equity Funds Average(4)	-16.36%	-12.40%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Capital Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. Prior to November 1, 2008, this index was published by Lehman Brothers. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. The Index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(4)

Lipper Specialty Diversified Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds. Performance does not reflect deductions for sales charges or taxes.

(5)	The Fund began operations on 8/31/07.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

Class A
Management Fees(1)	0.74%
Distribution and/or Service (12b-1) Fees	0.25
Other Expenses(2)	0.22
Total Annual Fund Operating Expenses(3)	1.21

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	Total Annual Fund Operating Expenses excluding interest expense is 0.99%.

Examples.  The Examples are intended to help you compare the cost of investing in Class A shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$494	$745	$1,015	$1,786	$494	$745	$1,015	$1,786

42	PIMCO Funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Prospectus	43

PIMCO StocksPLUS® Total Return Fund	Ticker Symbols: PTOAX (Class A) PTOBX (Class B) PSOCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 Index derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A, B and C shares (July 31, 2003), performance shown in the table is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

44	PIMCO Funds

PIMCO StocksPLUS® Total Return Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	6.10%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Quarter 2003)	17.22%
Lowest (4th Quarter 2008)	-22.23%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (6/28/02)(4)
Class A Return Before Taxes	-45.26%	-4.70%	-0.46%
Class A Return After Taxes on Distributions(1)	-46.91%	-7.42%	-2.87%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	-29.35%	-4.64%	-1.07%
Class B Return Before Taxes	-45.34%	-4.72%	-0.65%
Class C Return Before Taxes	-44.09%	-4.69%	-0.66%
S&P 500 Index(2)	-37.00%	-2.19%	0.51%
Lipper Large-Cap Core Fund Average(3)	-37.17%	-2.82%	-0.38%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B and Class C shares will vary.

(2)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

Lipper Large-Cap Core Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Performance does not reflect deductions for sales taxes or taxes.

(4)	The Fund began operations on 6/28/02. Index comparisons began on 6/30/02.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class B	None	3.50%(2)
Class C	None	1.00%(3)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)

The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Classes of Shares—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”

(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class B	Class C
Management Fees(1)	0.79%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00	1.00
Other Expenses(3)	1.93	1.96	1.95
Total Annual Fund Operating Expenses(4)	2.97	3.75	3.74

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.04%, 1.79% and 1.79% for Class A, Class B and Class C shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B, or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$664	$1,259	$1,879	$3,541	$664	$1,259	$1,879	$3,541
Class B	727	1,346	1,984	3,597	377	1,146	1,934	3,597
Class C	476	1,143	1,930	3,984	376	1,143	1,930	3,984

Prospectus	45

PIMCO StocksPLUS® TR Short Strategy Fund	Ticker Symbols: PSSAX (Class A) PSSCX (Class C)

Principal Investments and Strategies	Investment Objective Seeks total return through the implementation of short investment positions on the S&P 500	Fund Focus Short S&P 500 Index derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing primarily in short positions with respect to the S&P 500 Index (the “Index”) or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations summarized below. The Fund will generally benefit when the price of the Index is declining. When the Index is rising, the Fund will generally not perform as well. Fixed Income Instruments owned by the Fund may also benefit or detract from the Fund’s net asset value. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long equity positions. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index due to compounding, PIMCO’s active management, Fund fees and expenses and other factors discussed below.

The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest all of its assets in such instruments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund’s exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund may purchase call options on Index futures contracts or on other similar Index derivatives in an effort to limit the total potential decline in the Fund’s net asset value during a market in which prices of securities are rising or expected to rise. Because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be taxable as short-term gains or losses. However, a portion of the gains or losses from certain types of derivatives, including futures contracts on broad-based stock indexes in which the Fund may choose to invest, will be taxable as long-term gains or losses.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also invest up to 10% of its total assets in preferred stocks.

Although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of the Index on a daily basis, the Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods. Because the value of the Fund’s derivatives short positions move in the opposite direction from the value of the Index each day, for periods greater than one day, the effect of compounding may result in the performance of these derivatives positions, and the Fund’s performance attributable to those positions, to be either greater than or less than the inverse of the Index performance for such periods, and the extent of the variation could be substantial due to market volatility and other factors. In addition, the combination of income and capital gains or losses derived from the Fixed Income Instruments serving as cover for the Fund’s short positions, coupled with the ability of the Fund to reduce or limit short

46	PIMCO Funds

PIMCO StocksPLUS®  TR Short Strategy Fund (continued)

exposure, as described above, may result in an imperfect inverse correlation between the performance of the Index and the performance of the Fund. It is possible for the Fund to experience a negative return when the Index is declining, and vice versa. Further, there are a number of other reasons why changes in the value of derivatives positions may not correlate exactly (either positively or inversely) with an index or which may otherwise prevent a mutual fund or its positions from achieving such correlation, as described under “Summary of Principal Risks—Derivatives Risk” and “Characteristics and Risks of Securities and Investment Techniques— Derivatives—Correlation Risk.”

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the S&P 500 Index, which is an unmanaged market index comprised of large-cap U.S. equity securities, generally considered representative of the stock market as a whole. The Fund’s performance may vary inversely with the value of the S&P 500 Index on a daily basis, subject to certain limitations. The Fund’s secondary benchmark is the Inverse of S&P 500 Index, which is an approximate negative equivalent of the return of the S&P 500 Index and is calculated by compounding the daily inverse of the S&P 500 Index total return. The Fund believes that the secondary benchmark reflects the Fund’s investment strategy more accurately than the S&P 500 Index. For more information on the Fund’s benchmarks, see the Average Annual Total Returns table on the next page. It may be reasonable to expect significant differences between the Fund’s performance and that of the secondary benchmark, as well as potentially significant differences between the Fund’s primary and secondary benchmarks due to compounding and other considerations. The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of Class A and C shares (July 31, 2006), performance information shown in the bar chart and table for those classes is based on the performance of the Fund’s Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and C shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Prospectus	47

PIMCO StocksPLUS®  TR Short Strategy Fund (continued)

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	0.44%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Quarter 2008)	24.72%
Lowest (4th Quarter 2004)	-7.50%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (7/23/03)(5)
Class A Return Before Taxes	41.90%	7.72%	6.51%
Class A Return After Taxes on Distributions(1)	30.72%	4.76%	3.80%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	40.04%	5.77%	4.79%
Class C Return Before Taxes	46.17%	7.73%	6.46%
S&P 500 Index(2)	-37.00%	-2.19%	0.24%
Inverse of S&P 500 Index(3)	50.01%	0.58%	-1.85%
Lipper Dedicated Short-Bias Fund Average(4)	27.31%	-1.31%	-4.36%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class C shares will vary.

(2)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The Fund’s performance may vary inversely with the value of the index on a daily basis, subject to certain limitations. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Effective July 31, 2009, the Fund selected the S&P 500 Index as its primary benchmark in replacement of the Inverse of S&P 500 Index, which the Fund retains as its secondary benchmark. The Fund added the S&P 500 Index to facilitate a comparison of the Fund’s performance to the S&P 500 Index.

(3)

Inverse of S&P 500 Index is an approximate negative equivalent of the return of the S&P 500 Index and is calculated by compounding the daily inverse of the S&P 500 Index total return. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(4)

The Lipper Dedicated Short-Bias Fund Average is a total return performance average of Funds tracked by Lipper, Inc. that employ portfolio strategies consistently creating a “net short” exposure to the market. This classification also includes short-only funds, i.e., funds that pursue short sales of stock or stock index options. Performance does not reflect deductions for sales charges or taxes.

(5)	The Fund began operations on 7/23/03. Index comparisons began on 7/31/03.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Class A or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)
Class A	3.75%	1.00%(1)
Class C	None	1.00%(2)

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Class A	Class C
Management Fees(1)	0.84%	0.84%
Distribution and/or Service (12b-1) Fees(2)	0.25	1.00
Other Expenses(3)	1.00	1.13
Total Annual Fund Operating Expenses(4)	2.09	2.97

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 1.09% and 1.84% for Class A and Class C shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Class A or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	If you redeem your shares at the end of each period:				If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$579	$1,005	$1,457	$2,705	$579	$1,005	$1,457	$2,705
Class C	400	918	1,562	3,290	300	918	1,562	3,290

48	PIMCO Funds

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

As the Global Multi-Asset Fund and the RealRetirement® Funds may invest in shares of Acquired Funds including Underlying PIMCO Funds, the risks of investing in the Global Multi-Asset Fund and the RealRetirement® Funds may be closely related to the risks associated with the Acquired Funds including Underlying PIMCO Funds, and their investments. However, as the Global Multi-Asset Fund and the RealRetirement® Funds may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Funds may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section only to “Funds” includes the Global Multi-Asset Fund and the RealRetirement® Funds and Acquired Funds and Underlying PIMCO Funds.

Allocation Risk	The All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds’ investment performance depends upon how their assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the asset allocation sub-adviser (in the case of the All Asset and All Asset All Authority Funds) or PIMCO (in the case of the Global Multi-Asset and RealRetirement® Funds) will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser or PIMCO, as applicable, attempts to identify investment allocations that will provide consistent, quality performance for each Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser or PIMCO, as applicable, will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Underlying PIMCO Fund Risks	Because the All Asset and All Asset All Authority invest substantially all of their assets in Underlying PIMCO Funds, the risks associated with investing in the Funds are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Funds to achieve their investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved.

The All Asset and All Asset All Authority Funds’ net asset value will fluctuate in response to changes in the net asset values of the Underlying PIMCO Funds in which they invest. The extent to which the investment performance and risks associated with the All Asset and All Asset All Authority Fund correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the All Asset and All Asset All Authority Fund’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

Acquired Fund Risk	Because the Global Multi-Asset and RealRetirement® Funds may invest their assets in Acquired Funds, the risks associated with investing in the Global Multi-Asset and RealRetirement® Funds may be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Global Multi-Asset and RealRetirement® Funds to achieve their investment objectives may depend upon the ability of the Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved.

The Global Multi-Asset and RealRetirement® Funds’ net asset value will fluctuate in response to changes in the net asset values of the Acquired Funds in which they invest. The extent to which the investment performance and risks associated with the Global Multi-Asset Fund and RealRetirement® Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the Global Multi-Asset Fund’s and RealRetirement® Funds’ assets are allocated from time to time for investment in the Acquired Fund, which will vary.

Prospectus	49

Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Credit Risk	A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk	Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk	The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk	The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information.

50	PIMCO Funds

The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation.

Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or the derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests. Further, in the case of Funds that attempt to produce returns from short derivatives positions which correlate inversely with the performance of an index on a daily basis, such as the PIMCO StocksPLUS® TR Short Strategy Fund, for periods greater than one day, the effect of compounding may result in the performance of the derivatives, and the Fund’s performance attributable to those positions, to be either greater than or less than the inverse of the index performance, and the extent of the variation could be substantial due to market volatility and other factors. See “Characteristics and Risks of Securities and Investment Techniques—Derivatives—Correlation Risk.”

A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk	The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The GMA Subsidiary may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the GMA Subsidiary and to the extent the All Asset, All Asset All Authority and RealRetirement® Funds invest in the CommodityRealReturn Strategy Fund®, an Underlying PIMCO Fund, the All Asset, All Asset All Authority and RealRetirement® Funds, may be more susceptible to risks associated with those sectors.

Mortgage-Related and Other Asset-Backed Risk	Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally,

Prospectus	51

issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Real Estate Risk	A Fund that invests in real estate investment trusts (“REITs”) or real estate-linked derivative instruments is subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a REIT or real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Emerging Markets Risk	Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk	If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk	Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer than funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

To the extent that the All Asset and All Asset All Authority Funds invest a significant portion of their assets in an Underlying PIMCO Fund, the All Asset and All Asset All Authority Funds will be particularly sensitive to the risks associated with that Underlying PIMCO Fund. To the extent that the Global Multi-Asset Fund and RealRetirement® Funds invest a significant portion of their assets in an Acquired Fund, the Global Multi-Asset Fund and RealRetirement® Funds will be particularly sensitive to the risks associated with that Acquired Fund. For a discussion of risks associated with Underlying PIMCO Funds and Acquired Funds, please see “Underlying PIMCO Fund Risk” and “Acquired Fund Risk” above.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk. The GMA Subsidiary will comply with these asset segregation or “earmarking” requirements to the same extent as the Global Multi-Asset Fund. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to

52	PIMCO Funds

exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities (or the value of the Underlying PIMCO Funds in the case of the All Asset and All Asset All Authority Funds or the Acquired Funds in the case of the Global Multi-Asset and RealRetirement® Funds).

Smaller Company Risk	The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk	The Funds, the GMA Subsidiary and certain Acquired Funds are subject to management risk because they are actively managed investment portfolios. PIMCO, or in the case of a fund that is not managed by PIMCO, such other fund’s investment adviser and sub-adviser, as applicable, and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, the Subsidiaries and the Acquired Funds, as applicable, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. Because the Fundamental IndexPLUS™ Fund, an Underlying PIMCO Fund, Fundamental IndexPLUS® TR Fund and Fundamental Advantage Total Return Strategy Fund invest in derivatives that are linked to Enhanced RAFI® 1000, and because the EM Fundamental IndexPLUS™ TR Strategy Fund, an Underlying PIMCO Fund, invests in derivatives that are linked to Enhanced RAFI® Emerging Markets Fundamental Index, they will be subject to the risks associated with the management of Enhanced RAFI® 1000 and Enhanced RAFI® Emerging Markets Fundamental Index, respectively, by the sub-adviser to such Underlying PIMCO Fund and Funds.

Short Sale Risk	A Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Tax Risk	The Global Multi-Asset Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Global Multi-Asset Fund may also gain exposure indirectly to commodity markets by investing in the GMA Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. In order for the Global Multi-Asset Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.

As more fully described below under “Tax Consequences—A Note on the Global Multi-Asset Fund” the Internal Revenue Service (the “IRS”) issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has issued a private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary will also constitute qualifying income.

Based on such rulings, the Global Multi-Asset Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the GMA Subsidiary. The use of commodity index-linked notes and investments in the GMA Subsidiary involve specific risks. See “Characteristics and Risks of Securities and Investment Techniques—Derivatives—A Note on the Global Multi-Asset Fund” below for further information regarding commodity index-linked notes, including the risks associated with these instruments. In addition, see “Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary” below for further information regarding the GMA Subsidiary, including the risks associated with investing in the GMA Subsidiary.

Prospectus	53

To the extent the All Asset, All Asset All Authority and RealRetirement® Funds invest in the CommodityRealReturn Strategy Fund®, the use of the above noted investments by the Underlying PIMCO Fund could subject the shareholders of those Funds to risks similar to those described above.

Subsidiary Risk	By investing in the GMA Subsidiary, the Global Multi-Asset Fund is indirectly exposed to the risks associated with the GMA Subsidiary’s investments. The derivatives and other investments held by the GMA Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the GMA Subsidiary will be achieved.

The GMA Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Global Multi-Asset Fund and/or the GMA Subsidiary to operate as described in this prospectus and Statement of Additional Information and could adversely affect the Global Multi-Asset Fund and, to the extent the All Asset, All Asset All Authority and RealRetirement® Funds invest in the CommodityRealReturn Strategy Fund®, the All Asset, All Asset All Authority and RealRetirement® Funds.

Management of the Funds

Investment Adviser and Administrator	PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. PIMCO also serves as the investment adviser for the GMA Subsidiary.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2009, PIMCO had approximately $841 billion in assets under management.

PIMCO has engaged Research Affiliates, LLC, a California limited liability company, to serve as asset allocation sub-adviser to the All Asset and All Asset All Authority Funds and as the sub-adviser to the Fundamental Advantage Total Return Strategy and Fundamental IndexPLUS™ TR Funds. Research Affiliates, LLC is located at 620 Newport Center Drive, Suite 900, Newport Beach, CA 92660.

Management Fees	Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in-fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables effect both an advisory fee and a supervisory and administrative fee.

•

Advisory Fee.  Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2009, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund Name	Advisory Fees
All Classes
All Asset Fund	0.175%
All Asset All Authority Fund	0.20%
Fundamental Advantage Total Return Strategy Fund	0.64%
Fundamental IndexPLUSTM TR Fund	0.54%
Global Multi-Asset Fund	0.90%
International StocksPLUS® TR Strategy Fund (Unhedged) Fund	0.39%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Fund	0.45%
RealEstateRealReturn Strategy Fund	0.49%
RealRetirement® 2010 Fund	0.70%
RealRetirement® 2020 Fund	0.70%
RealRetirement® 2030 Fund	0.75%
RealRetirement® 2040 Fund	0.80%
RealRetirement® 2050 Fund	0.80%
Small Cap StocksPLUS® TR Fund	0.44%
StocksPLUS® Fund	0.25%
StocksPLUS® Long Duration Fund	0.35%
StocksPLUS® Total Return Fund	0.39%
StocksPLUS® TR Short Strategy Fund	0.44%

54	PIMCO Funds

A discussion of the basis for the Board of Trustees’ approval of the Funds’ investment advisory contract and asset allocation sub-advisory agreements is available in the Funds’ Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2008. The Global Multi-Asset Fund was not operational during this reporting period. A discussion of the basis for the Board of Trustees’ approval of the Global Multi-Asset Fund’s investment advisory contract is available in the Fund’s Annual Report to shareholders for the fiscal year ended March 31, 2009.

As discussed in its “Principal Investments and Strategies” section, the Global Multi-Asset Fund may pursue its investment objective by investing in the GMA Subsidiary. The GMA Subsidiary has entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the GMA Subsidiary. In consideration of these services, the GMA Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Global Multi-Asset Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

•

Supervisory and Administrative Fee.  Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Class A, Class B, Class C and Class R shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for Class A, Class B, Class C and Class R shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by Class A, Class B, Class C and Class R shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and (except for the All Asset and All Asset All Authority Funds) fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended March 31, 2009, the Funds paid PIMCO monthly supervisory and administrative fees for Class A, Class B, Class C and Class R Shares at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

	Supervisory and Administrative Fee
Fund Name	Class A	Class B	Class C	Class R
All Asset Fund	0.40%	0.40%	0.40%	0.45%
All Asset All Authority Fund	0.40%	N/A	0.40%	N/A
Fundamental Advantage Total Return Strategy Fund	0.40%	N/A	0.40%	N/A
Fundamental IndexPLUS™ TR Fund	0.40%	N/A	0.40%	N/A
Global Multi-Asset Fund	0.40%	N/A	0.40%	0.40%
International StocksPLUS® TR Strategy Fund (Unhedged)	0.40%	N/A	0.40%	N/A
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.45%	0.45%	0.45%	N/A
RealEstateRealReturn Strategy Fund	0.45%	0.45%	0.45%	N/A
RealRetirement® 2010 Fund	0.40%	N/A	0.40%	0.40%
RealRetirement® 2020 Fund	0.40%	N/A	0.40%	0.40%
RealRetirement® 2030 Fund	0.40%	N/A	0.40%	0.40%
RealRetirement® 2040 Fund	0.40%	N/A	0.40%	0.40%
RealRetirement® 2050 Fund	0.40%	N/A	0.40%	0.40%
Small Cap StocksPLUS® TR Fund	0.40%	N/A	0.40%	N/A
StocksPLUS® Fund	0.40%	0.40%	0.40%	0.40%
StocksPLUS® Long Duration Fund	0.39%	N/A	N/A	N/A
StocksPLUS® Total Return Fund	0.40%	0.40%	0.40%	N/A
StocksPLUS® TR Short Strategy Fund	0.40%	N/A	0.40%	N/A

Underlying PIMCO Fund Fees

The All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds pay advisory and supervisory and administrative fees directly to PIMCO at the annual rates stated above, based on the average daily net assets attributable in the aggregate to each Fund’s shares. The Funds also indirectly pay their

Prospectus	55

proportionate share of the advisory and supervisory and administrative fees charged by PIMCO to the Underlying PIMCO Funds in which each Fund invests.

PIMCO has contractually agreed, through July 31, 2010 for the All Asset Fund, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. Similarly, PIMCO has contractually agreed, through July 31, 2010 for the All Asset All Authority Fund, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

PIMCO has contractually agreed, through July 31, 2010, to waive, first, the supervisory and administrative fee and, to the extent necessary, the advisory fee it receives from the Global Multi-Asset Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Global Multi-Asset Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the supervisory and administrative fee or the supervisory and administrative fee and advisory fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. Similarly, PIMCO has contractually agreed, through July 31, 2010, to waive, first the supervisory and administrative fee and, to the extent necessary, the advisory fee it receives from the RealRetirement® Funds in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Funds in connection with the Funds’ investments in Underlying PIMCO Funds. These waivers renew annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The Acquired Fund Fees and Expenses shown in the Annual Fund Operating Expenses table for the All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds may be higher than the Underlying PIMCO Fund Expenses used for purposes of the expense reduction described above due to differences in the methods of calculation. The Acquired Fund Fees and Expenses, as required to be shown in the Annual Fund Operating Expenses table, are calculated using the total operating expenses for each Underlying PIMCO Fund over the Fund’s average net assets. The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described above are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Thus, the Acquired Fund Fees and Expenses listed in the Annual Fund Operating Expenses table will typically be higher than the Underlying PIMCO Fund Expenses used to calculate the expense reduction when the All Asset, All Asset All Authority or RealRetirement® Funds employ leverage as an investment strategy.

The expenses associated with investing in a fund that may invest in other funds are generally higher than those for mutual funds that do not invest in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level. The All Asset and All Asset Authority Funds (and the Global Multi-Asset and RealRetirement® Funds, to the extent they invest in Underlying PIMCO Funds) invest in Institutional Class shares of the Underlying PIMCO Funds, which are not subject to any sales charges or 12b-1 fees.

The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying PIMCO Funds. Because the All Asset and All Asset All Authority (and the Global Multi-Asset and RealRetirement® Funds to the extent they invest in Underlying PIMCO Funds) invest in Institutional Class shares of the Underlying PIMCO Funds, shareholders of the All Asset, All Asset Authority, Global Multi-Asset and RealRetirement® Funds would indirectly bear a proportionate share of these expenses, depending upon how the Funds’ assets are allocated from time to time among the Underlying PIMCO Funds.

Annual Underlying PIMCO Fund Expenses

(Based on the average daily net assets attributable to an Underlying PIMCO Fund’s Institutional Class shares or Class M shares in the case of the Government Money Market and Treasury Money Market Funds)

56	PIMCO Funds

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Fee
California Intermediate Municipal Bond Fund	0.445%	0.00%	0.445%
California Short Duration Municipal Income Fund	0.35	0.00	0.35
CommodityRealReturn Strategy Fund®	0.74	0.47	1.21(3)
Convertible Fund	0.65	0.01	0.66
Developing Local Markets Fund	0.85	0.00	0.85
Diversified Income Fund	0.75	0.04	0.79
EM Fundamental IndexPLUS™ TR Strategy Fund(4)	1.25	0.00	1.25
Emerging Markets Bond Fund	0.85	0.03	0.88
Emerging Markets and Infrastructure Bond Fund(4)	1.25	0.02	1.27
Emerging Local Bond Fund	0.95	0.00	0.95
Extended Duration Fund	0.50	0.07	0.57
Floating Income Fund	0.55	0.08	0.63
Foreign Bond Fund (U.S. Dollar-Hedged)	0.50	0.20	0.70
Foreign Bond Fund (Unhedged)	0.50	0.37	0.87
Fundamental Advantage Total Return Strategy Fund	0.89	0.59	1.48
Fundamental IndexPLUS™ Fund	0.70	0.49	1.19
Fundamental IndexPLUS™ TR Fund	0.79	0.81	1.60
Global Advantage Strategy Bond Fund	0.70	0.00	0.70
Global Bond Fund (U.S. Dollar-Hedged)	0.55	0.49	1.04
Global Bond Fund (Unhedged)	0.55	0.36	0.91
GNMA Fund	0.50	0.16	0.66
Government Money Market Fund	0.18	0.00	0.18
High Yield Municipal Bond Fund	0.55	0.00	0.55(5)
High Yield Fund	0.55	0.01	0.56
Income Fund	0.45	0.61	1.06(6)
International StocksPLUS® TR Strategy Fund (U.S. Hedged)	0.75	1.71	2.46
International StocksPLUS® TR Strategy Fund (Unhedged)	0.64	1.04	1.68
Investment Grade Corporate Bond Fund	0.50	0.00	0.50
Long Duration Total Return Fund	0.50	0.01	0.51
Long Term U.S. Government Fund	0.475	0.03	0.505
Low Duration Fund	0.46	0.03	0.49
Low Duration Fund II	0.50	0.00	0.50
Low Duration Fund III	0.50	0.70	1.20
Moderate Duration Fund	0.46	0.08	0.54
Money Market Fund	0.32	0.02	0.34
Mortgage-Backed Securities Fund	0.50	1.10	1.60
MuniGO Fund	0.40	0.09	0.49
Municipal Bond Fund	0.465	0.00	0.465
New York Municipal Bond Fund	0.445	0.00	0.445
Real Return Asset Fund	0.55	0.16	0.71
Real Return Fund	0.45	0.20	0.65
RealEstateRealReturn Strategy Fund	0.74	0.14	0.88
Short Duration Municipal Income Fund	0.35	0.00	0.35
Short Term Fund	0.45	0.05	0.50
Small Cap StocksPLUS® TR Fund	0.69	0.33	1.02
StocksPLUS® Fund	0.50	0.60	1.10
StocksPLUS® Long Duration Fund	0.59	0.22	0.81
StocksPLUS® Total Return Fund	0.64	1.92	2.56
StocksPLUS® TR Short Strategy Fund	0.69	0.74	1.43
Total Return Fund	0.46	0.18	0.64
Total Return II Fund	0.50	0.50	1.00
Total Return III Fund	0.50	0.32	0.82
Treasury Money Market Fund	0.18	0.00	0.18
Unconstrained Bond Fund	0.90	0.01	0.91(7)
Unconstrained Tax Managed Bond Fund	0.70	0.00	0.70

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by an Underlying PIMCO Fund to PIMCO.
(2)

Other Expenses includes expenses such as organizational expenses, interest expenses, taxes, governmental fees, pro rata Trustees’ fees and acquired fund fees and expenses attributable to the Institutional Class shares. For the Unconstrained Bond Fund, Other Expenses are based on estimated amounts for the initial fiscal year of the Fund’s Institutional Class shares and include the Fund’s organizational expenses.

(3)

PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the management fee and administration fee, respectively, paid to PIMCO by the Fund’s Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(4)

PIMCO has contractually agreed, through July 31, 2010, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that, organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to Institutional Class (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed the Expense Limit.

(5)	PIMCO has contractually agreed, through July 31, 2010, to waive a portion of its advisory fee equal to 0.01% of average daily net assets.
(6)	PIMCO has contractually agreed, through July 31, 2010, to waive a portion of the Underlying PIMCO Fund’s advisory fee equal to 0.05% of average daily net assets.

Prospectus	57

(7)

PIMCO has contractually agreed, through July 31, 2010, to waive its supervisory and administrative fee, or reimburse the Underlying PIMCO Fund, to the extent that, due to organizational expenses and pro rata Trustees’ fees, the total annual fund operating expenses (excluding any expenses borne by the Underlying PIMCO Fund not covered by the supervisory and administrative fee as described under “Management of the Fund–Management Fees” in such Underlying PIMCO Fund’s prospectus (other than organizational expenses and pro rata Trustees’ fees), if any) exceed 0.9049% of the Underlying PIMCO Fund’s average net assets attributable to Institutional Class shares. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Individual Portfolio Managers	The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since		Recent Professional Experience
All Asset All Asset All Authority	Robert D. Arnott	7/02 10/03	* *	Chairman, Founder, Research Affiliates LLC, since July 2002. Previously, Mr. Arnott was Chairman of First Quadrant, L.P. until April 30, 2004. He joined First Quadrant in April 1988.

International StocksPLUS® TR Strategy (U.S. Dollar-Hedged)	Chris Dialynas	5/08		Managing Director, PIMCO. He joined PIMCO in 1980 and is a senior member of PIMCO’s investment strategy group.

Fundamental Advantage Total Return Strategy	William H. Gross	2/08	*	Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. Mr. Gross has been associated with PIMCO since 1971.
Fundamental IndexPLUS™ TR		5/05	*
International StocksPLUS® TR Strategy (Unhedged)		11/06	*
Small Cap StocksPLUS® TR StocksPLUS® StocksPLUS® Total Return StocksPLUS® TR Short Strategy		3/06 1/98 6/02 7/03	* * *

RealEstateRealReturn Strategy	Mihir Worah	12/07

StocksPLUS® Long Duration	Stephen Rodosky	8/07	*	Executive Vice President, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.

Global Multi-Asset** RealRetirement® 2010 RealRetirement® 2020 RealRetirement® 2030 RealRetirement® 2040 RealRetirement® 2050	Vineer Bhansali	10/08 7/08 7/08 7/08 7/08 7/08	*	Dr. Bhansali is a Managing Director, a Portfolio Manager, the firm-wide head of analytics for portfolio management, and a senior member of PIMCO’s portfolio management group. Dr. Bhansali joined PIMCO in 2000, previously having been associated with Credit Suisse First Boston as a vice president in proprietary fixed-income trading.

Global Multi-Asset**	Mohamed El-Erian	10/08	*	CEO and Co-CIO, PIMCO. He re-joined PIMCO in December 2007 after serving for 2 years as President and CEO of Harvard Management Company (HMC), the entity that manages Harvard University’s endowment and related accounts. Dr. El-Erian also served as a member of the faculty of Harvard Business School and as deputy treasurer of Harvard University. Dr. El-Erian initially joined PIMCO in 1999 and was a Managing Director and a senior member of PIMCO’s portfolio management and investment strategy group.

Global Multi-Asset**	Curtis Mewbourne	10/08	*	Managing Director, PIMCO. He is a Portfolio Manager and senior member of PIMCO’s portfolio management and strategy group, specializing in credit portfolios. He joined PIMCO in 1999.

*	Since inception of the Fund.
**	Mr. El-Erian has overall responsibility for managing the Global Multi-Asset Fund. Mr. Mewbourne is responsible for tactical allocations and Mr. Bhansali is responsible for risk management.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation and the portfolio managers’ ownership of shares of the Funds.

Distributor	The Trust’s Distributor is Allianz Global Investors Distributors LLC (“AGID” or “Distributor”), an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”), PIMCO’s parent company. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including the Trust and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of the Trust, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the

58	PIMCO Funds

U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the Trust and Allianz Funds during specified periods, or as derivative actions on behalf of the Trust and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages, plus interest, and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of the Trust and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of the Trust, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of the Trust or on behalf of the Trust itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust’s motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named as a nominal defendant. Thus, at present the Trust is not a party to any “market timing” lawsuit.

PIMCO and the Trust are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management currently believes that the complaint is without merit and PIMCO and the Trust intend to vigorously defend against this action.

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

In October 2007, the PIMCO High Yield Fund, a series of the Trust, was named in an amended complaint filed in connection with an adversary proceeding brought by the Adelphia Recovery Trust relating to the bankruptcy of Adelphia Communications Corporation (“Adelphia”) in the Southern District of New York. The plaintiff alleged that investment banks and agent banks were instrumental in developing a form of financing for Adelphia and its affiliates, known as co-borrowing facilities. According to the amended complaint, the co-borrowing facilities facilitated Adelphia’s fraud and concealed its corporate looting, and the banks who structured or made the loans knew that Adelphia was misappropriating and misusing a significant portion of the proceeds. The amended complaint asserted that such bank loans were tainted and that the purchasers of bank debt, such as the PIMCO High Yield Fund, who received payments from Adelphia on account of the bank debt, received voidable payments subject to the infirmities caused by the conduct of their transferors. The amended complaint sought to recover the payments made by Adelphia or its affiliates to the defendants, including the PIMCO High Yield Fund, by reason of the co-borrowing facilities and the disgorgement of the consideration paid to the bank debt under the Adelphia plan of reorganization. No wrongdoing was alleged against the PIMCO High Yield Fund. PIMCO and other non-agent lenders filed motions to dismiss all claims pleaded against them in the amended complaint. On June 27, 2008, the District Court Judge to whom the case was assigned issued an opinion dismissing all claims against the non-agent lenders, including PIMCO. The Judge held that the plaintiff lacked standing to bring the claims since all creditors of the debtor in the Adelphia bankruptcy were paid in full. The non-agent lenders filed a motion for entry of final judgments pursuant to Federal Rule of Civil Procedure so that the plaintiff can take an immediate appeal of the order that disposes of any remaining claims against the

Prospectus	59

non-agent lenders. It is the intent that the status of the claims against the non-agent lenders can be finally determined by the Second Circuit. A stipulation and agreed order to this effect have been submitted to the District Court by counsel for the plaintiff and the non-agent lenders. The District Court has entered the order. The plaintiff has filed a notice of appeal of the ruling to the Second Circuit. As a general rule, it can be expected such an appeal will take a year or more to be fully determined.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to the Funds. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Classes of Shares—Class A, B, C and Class R Shares

The Trust offers investors Class A, Class B, Class C and Class R shares in this prospectus. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information and can be obtained free of charge from the Distributor.

Class A Shares	•

You pay an initial sales charge when you buy Class A shares of any Fund. The maximum initial sales charge is 3.00% for the StocksPLUS® Fund, 3.75% for the All Asset, All Asset All Authority, Fundamental Advantage Total Return Strategy, Fundamental IndexPLUS™ TR, Global Multi-Asset, International StocksPLUS® TR Strategy (Unhedged) and StocksPLUS® Long Duration Funds, 5.50% for the RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040, RealRetirement® 2050, Small Cap StocksPLUS® TR, StocksPLUS® Total Return and StocksPLUS® TR Short Strategy Funds, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged) Funds and 5.50% for the RealEstateRealReturn Strategy Fund. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•

You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Statement of Additional Information for details.

•

Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

•

You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Statement of Additional Information for details.

Class B Shares	•

You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially. Class B shares of the StocksPLUS® Fund may only be (i) acquired through the exchange of Class B shares of other funds of the Trust or of the Allianz Funds; or (ii) purchased by persons who currently hold Class B shares of the StocksPLUS® Fund. If you redeem all Class B shares of the StocksPLUS® Fund in your account, you cannot purchase new Class B shares thereafter (although you may still acquire Class B shares of this Fund through exchange). The Fund may waive this restriction for certain specified benefit plans that are invested in Class B shares of the StocksPLUS® Fund.

•

You normally pay a CDSC of up to 3.5% if you redeem Class B shares of the All Asset and StocksPLUS® Total Return Funds during the first five years after your initial purchase. You normally pay a CDSC of up to 5% if

60	PIMCO Funds

you redeem Class B shares of all other Funds during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem Class B shares of the All Asset and StocksPLUS® Total Return Funds during the sixth year or thereafter. You pay no CDSC if you redeem Class B shares of all other Funds during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

•

Class B shares of the All Asset and StocksPLUS® Total Return Funds are subject to higher 12b-1 fees than Class A shares for the first five years they are held (seven years for Class B shares purchased prior to January 1, 2002 and eight years for Class B shares purchased from January 1, 2002 through September 30, 2004).

•

Class B shares of all other Funds are subject to higher 12b-1 fees than Class A shares for the first seven years they are held (eight years for Class B shares purchased from January 1, 2002 through September 30, 2004). During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class B shares of the All Asset and StocksPLUS® Total Return Funds convert to Class A shares after they have been held for five years (seven years for Class B shares purchased prior to January 1, 2002 and eight years for Class B shares purchased from January 1, 2002 through September 30, 2004).

•

Class B shares of all other Funds automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after January 1, 2002). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Class C Shares	•

You normally pay a CDSC of 1% if you redeem Class C shares during the first year (eighteen months in the case of the International StocksPLUS® TR Strategy (U.S. Dollar-Hedged) and RealEstateRealReturn Strategy Funds) after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after either five, seven or eight years (as more fully described above), Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the Class C shares are held for periods longer than those prescribed above after which time Class B shares convert into Class A shares (five, seven or eight years, as applicable).

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges —Class A Shares	This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.

StocksPLUS® Fund —Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	3.09%	3.00%
$100,000–$249,999	2.04%	2.00%
$250,000–$499,999	1.52%	1.50%
$500,000–$999,999	1.27%	1.25%
$1,000,000 +	0.00%*	0.00%*

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All Asset, All Asset All Authority, Fundamental Advantage Total Return Strategy, Fundamental IndexPLUS™ TR, Global Multi-Asset, International StocksPLUS® TR Strategy (Unhedged), Small Cap StocksPLUS® TR, StocksPLUS® Long Duration, StocksPLUS® Total Return and StocksPLUS® TR Short Strategy Funds —Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$99,999	3.90%	3.75%
$100,000–$249,999	3.36%	3.25%
$250,000–$499,999	2.30%	2.25%
$500,000–$999,999	1.78%	1.75%
$1,000,000 +	0.00%*	0.00%*

International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), RealEstateRealReturn Strategy and RealRetirement® Funds—Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%*	0.00%*

*	As shown, investors that purchase $1,000,000 or more of any Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust, Allianz Funds or Allianz Funds Multi-Strategy Trust that offer Class A shares (other than the Money Market Fund) (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A shares (the “Right of Accumulation” or “Cumulative Quality Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, C and Class R shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member); or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or

(iii) an employee benefit plan of a single employer.

* For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

62	PIMCO Funds

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Statement of Additional Information.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of PIMCO and the Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;
•	any account of the investor at another financial intermediary; and
•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge and in a clear and prominent format, on the Distributor’s Web site at www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares	Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

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All Asset and StocksPLUS® Total Return Funds—Class B Shares Purchased On or After October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	3.50%
Second	2.75%
Third	2.00%
Fourth	1.25%
Fifth	0.50%
Sixth and thereafter	0%*

*	After the fifth year, Class B shares convert into Class A shares.

All Asset and StocksPLUS® Total Return Funds—Class B Shares Purchased Prior to October 1, 2004

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	0%*

*	After the eighth year Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002 convert into Class A shares after seven years.

International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), RealEstateRealReturn Strategy and StocksPLUS® Funds—Class B Shares Purchased at Any Time

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	0%*

*	After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years.

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First*	1%
Thereafter	0%

*

For Class C shares of the CommodityRealReturn Strategy, RealEstateRealReturn Strategy or International StocksPLUS® TR Strategy (U.S. Dollar-Hedged) Funds purchased, the Class C CDSC is charged for the first eighteen months after purchase.

CDSCs on Class A Shares	Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) of a Fund will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs will be Calculated—Shares Purchased After December 31, 2001	A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.

The following rules apply under the method for calculating CDSCs:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.
•

For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.

64	PIMCO Funds

•	CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.
•	In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs	The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details.

Class R Shares—Specified Benefit Plans	Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or PIMCO to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through the PIMCO College Access 529 Plan accounts.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any broker, dealer or other financial intermediary (“financial service firm”) authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “How to Buy and Sell Shares—Buying Shares—Class R Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, PIMCO or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Distributor may pay a financial service firm or specified benefit plan an additional amount not to exceed 0.20% for sub-transfer agency or other administrative services.

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Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

Distribution and Servicing (12b-1) Plans	The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

There is a separate 12b-1 Plan for each class of shares offered in this prospectus. Class A shares pay only servicing fees. Class B, Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

Class A	Servicing Fee	Distribution Fee
All Funds offering Class A	0.25%	0.00%

Class B
All Funds offering Class B	0.25%	0.75%

Class C
StocksPLUS® Fund	0.25%	0.50%
All other Funds offering Class C	0.25%	0.75%

Class R
All Funds offering Class R	0.25%	0.25%

Because distribution fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment. Therefore, although Class B, Class C and Class R shares do not pay initial sales charges, the distribution fees payable on Class B, Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for five, seven or eight years (as applicable) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms	Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission, depending on the Fund involved, of up to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, AGID, PIMCO and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make payments such as cash bonuses or provide other incentives to

66	PIMCO Funds

selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The payments described above are made at the Distributor’s expense. These payments may be made to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases are expected to terminate, although the actual termination date is not known. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates, and may execute brokerage transactions on behalf of the Funds with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

How Fund Shares Are Priced

The NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Prospectus	67

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAVs are calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed below under “Abusive Trading Practices.”

68	PIMCO Funds

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the Statement of Additional Information, which can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Statement of Additional Information provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate the initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments	When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC. NAVs are determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day the NYSE is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the NYSE Close and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day’s NAV). Please see the Statement of Additional Information for details.

The Trust does not calculate NAVs or process orders on days when the NYSE is closed. If your purchase or redemption order is received by the Distributor on a day when the NYSE is closed, it will be processed on the next succeeding day when the NYSE is open (according to the succeeding day’s NAV).

Buying Shares—Class A, B and C Shares	You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•

Directly from the Distributor.  To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Prospectus	69

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

Buying Shares—Class R Shares	Class R shares of each Fund are continuously offered to specified benefit plans. See “Class R shares—Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

Investment Minimums	The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion.

There is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

70	PIMCO Funds

Certain of the Funds’ investment strategies may expose the Funds to risks associated with market timing activities. For example, since the Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund’s non-U.S. portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of a Fund’s portfolio securities. See “How Fund Shares Are Priced” below for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund.

Minimum Account Size	Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds, Allianz Funds Multi-Strategy Trust and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares	You may exchange your Class A, Class B, Class C or Class R shares of any Fund for the same Class of shares of any other fund of the Trust or a fund of Allianz Funds or Allianz Funds Multi-Strategy Trust, subject to any restriction on exchanges set forth in the applicable fund’s prospectus. In addition, you may exchange your Class A, Class B and Class C shares of any Fund for any interval funds that are, or may be, established and managed by Allianz Global Investors Fund Management LLC (“AGIFM”), an affiliate of PIMCO, and its affiliates. See “Exchanges for Interval Funds” below.

Exchanges of Class A, B and C shares are subject to the $1,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds and Allianz Funds Auto-Exchange plan. Specified benefit plans or financial service firms may impose various fees and charges, investment minimums and other requirements with respect to exchanges with respect to exchanges of

Prospectus	71

Class R shares. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this prospectus and “Taxation” in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Distributor at 1-800-426-0107.

Shares of one class of the Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge, as described in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B, C and R shares.

Exchanges for Interval Funds.  As noted above, you may exchange your Class A, Class B and Class C shares of any Fund for shares of interval funds that may be established and managed by AGIFM and its affiliates in the future. Like other exchanges, your shares of a Fund will be exchanged for shares of an interval fund on the basis of their respective NAVs, next calculated after your exchange order is received by the Distributor. Unlike the Funds and other open-end investment companies, interval funds do not allow for daily redemptions, and instead make quarterly offers to repurchase from 5% to 25% of their shares at net asset value. Further, unlike many closed-end investment companies, shares of interval funds are not publicly traded and there is generally no secondary market for their shares. Therefore, shares of interval funds have limited liquidity and you may not be able to sell or exchange such shares when and/or in the amount that you desire.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-426-0107.

Selling Shares— Class A, B and C Shares	You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

•

Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.

72	PIMCO Funds

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Selling Shares—Class R Shares	Class R shares may be redeemed through the investor’s plan administrator on any day the NYSE is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although specified benefit plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Other Redemption Information	Redemptions of all Classes of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

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Timing of Redemption Payments	Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Redemptions In Kind	The Trust will redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certificated Shares	If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee	When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.    Name;

2.    Date of birth (for individuals);

3.    Residential or business street address; and

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within thirty days after receipt of your request by the Trust, the Trust will begin sending you individual copies.

74	PIMCO Funds

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The following table shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Quarterly	Declared and Paid Annually
All Funds (other than the RealRetirement® Funds)	•
RealRetirement® Funds		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•

Invest all distributions in shares of the same class of any other fund of the Trust, Allianz Funds or Allianz Funds Multi-Strategy Trust which offers that class at NAV. You must have an account existing in the Fund selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in each Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive unless the distribution is derived from tax-exempt income and is designated as an “exempt-interest dividend.”

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Taxes on Fund distributions.  If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions of taxable income or capital gains whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income.

Taxable Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you

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purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

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Taxes when you sell (redeem) or exchange your shares.  You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

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Returns of capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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A Note on the Global Multi-Asset Fund.   One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued private letter rulings which the IRS specifically concluded that income derived from an investment in a subsidiary will also constitute qualifying income to the Fund, even if that subsidiary itself owns commodity-linked swaps. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the GMA Subsidiary.

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A Note on the RealEstateRealReturn Strategy Fund.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

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A Note on Funds of Funds.  The All Asset and All Asset All Authority Funds’ use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds and of certain Acquired Funds described under “Fund Summaries” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Acquired Funds from time to time. Generally, the characteristics and risks of securities and investment techniques that may be used by the Acquired Funds from time to time are similar to those described below. However, the risks associated with an Acquired Fund’s investments are described more fully in each Acquired Fund’s prospectus. Accordingly, please see an Acquired Fund’s prospectus for a more complete description of the Acquired Fund and the risks associated with its investments.

Most of these securities and investment techniques described herein are discretionary, which means that PIMCO, or in the case of a fund that is not managed by PIMCO, such fund’s investment adviser and sub-adviser, as applicable, can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds or Acquired Funds. As with

76	PIMCO Funds

any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. The investments made by the Funds at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those Funds. Accordingly, the performance of the Funds can be expected to vary from that of the other mutual funds. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Because the Global Multi-Asset Fund may invest a portion of its assets in the GMA Subsidiary, which may hold some of the investments described in this prospectus, the Fund may be indirectly exposed to the risks associated with those investments. With respect to its investments, the GMA Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the GMA Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Global Multi-Asset Fund and the GMA Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to their investment in certain securities that may involve leverage, the GMA Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund.

The All Asset and All Asset All Authority Funds invest substantially all of their assets in shares of the Underlying PIMCO Funds, and as such (unless otherwise indicated) do not invest directly in the securities described below. The Underlying PIMCO Funds, however, may invest in such securities. Because the value of an investment in the All Asset and All Asset All Authority Funds is directly related to the investment performance of the Underlying PIMCO Funds in which they invest, the risks of investing in the All Asset and All Asset All Authority Funds are closely related to the risks associated with the Underlying PIMCO Funds and their investments in the securities described below. Please see “Descriptions of the Underlying PIMCO Funds.” Similarly, as the Global Multi-Asset and RealRetirement® Funds may invest in shares of the Acquired Funds, the risks of investing in the Global Multi-Asset Fund may be closely related to the risks associated with the Acquired Funds and their investments. However, as the Global Multi-Asset Fund and RealRetirement® Funds may also invest their assets directly in Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements, other affiliated or unaffiliated funds, and other investments, the Global Multi-Asset and RealRetirement® Funds may be directly exposed to certain risks described below.

Securities Selection	Certain Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of

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the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds	Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Funds may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). While still tax-exempt, pre-refunded Municipal Bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Funds may invest, without limitation, in residual interest bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying Municipal Bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying municipal bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities	Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in

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response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Each Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments	Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities	Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Variable and Floating Rate Securities	Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, each Fund may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds	Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure	Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities	Each Fund may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

While the Fundamental IndexPLUS™ TR, Fundamental Advantage Total Return Strategy, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® (U.S. Dollar-Hedged), Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Total Return and StocksPLUS® TR Short Strategy Funds will generally invest in equity derivatives, such Funds may invest without limitation directly in equity securities, including common stocks, preferred stocks, and convertible securities. In addition, the RealEstateRealReturn Strategy Fund may invest in REITs and equity securities of issuers in real estate-related industries. When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund’s respective benchmark index, if any. Generally, the Funds may consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries

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represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities	Each Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Each Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities.  Each Fund may invest in securities and instruments that are economically tied to developing (or “emerging market”) countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Funds emphasize countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be

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required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies	The Funds may invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies, and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

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Foreign Currency Transactions.  The Funds may invest in securities denominated in foreign currencies, engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements	Each Fund (including the All Asset and All Asset All Authority Funds) may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

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Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings	Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Derivatives	Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). Each Fund may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

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Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Correlation Risk.  In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

•

A Note on the Global Multi-Asset Fund.   In light of certain revenue rulings and private letter rulings issued by the IRS, as discussed above under “Tax Consequences—A Note on the Global Multi-Asset Fund,” the Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the GMA Subsidiary (as discussed below). The Fund may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Fund may also invest in other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the

84	PIMCO Funds

commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

As described below under “Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary,” the Fund may gain exposure to commodity markets by investing in the GMA Subsidiary. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The IRS issued a revenue ruling that limits the extent to which the Fund may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The GMA Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Tax Consequences—A Note on the Global Multi-Asset Fund” above for further information.

Investments in Wholly-Owned Subsidiary	Investments in the GMA Subsidiary are expected to provide the Global Multi-Asset Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Code and recent IRS revenue rulings, as discussed above under “Tax Consequences—A Note on the Global Multi-Asset Fund.”

It is expected that the GMA Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the GMA Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Fund’s investment in the GMA Subsidiary will likely increase. The GMA Subsidiary will also invest in inflation-indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives position, common and preferred stocks as well as convertible securities of issuers in commodity-related industries, collateralized debt obligations, event-linked bonds and event-linked swaps. To the extent that the Fund invests in the GMA Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus.

While the GMA Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the GMA Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund.

Exchange-Traded Notes	Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Real Estate Investment Trusts (REITs)	REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

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REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Delayed Funding Loans and Revolving Credit Facilities	Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions	Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Investment in Other Investment Companies	The All Asset and All Asset All Authority Funds invest substantially all of their assets in other investment companies. Each of the All Asset and All Asset All Authority Fund’s investments in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Global Multi-Asset Fund and RealRetirement® Funds may invest in Underlying PIMCO Funds, and to the extent permitted by the 1940 Act or exemptive relief therefrom, other affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, such as open-end or closed-end management investment companies, exchange-traded funds and exchange traded vehicles. Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The limitation described in the foregoing sentence shall not apply to the Global Multi-Asset Fund’s investment in the GMA Subsidiary. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay investment advisory or supervisory and administrative fees to PIMCO.

86	PIMCO Funds

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Short Sales	A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale (other than a “short sales against the box”) must segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Funds may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities	Each Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities	For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. In addition to indirectly bearing the expenses associated with portfolio turnover of the Acquired Funds, the Global Multi-Asset Fund and RealRetirement® Funds will directly bear these expenses to the extent that they invest in other securities and instruments.

Temporary Defensive Strategies	For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies	The investment objective of each of the All Asset All Authority, Fundamental Index PLUS™ TR, Fundamental Advantage Total Return Strategy, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), RealEstateRealReturn Strategy, Small Cap StocksPLUS® TR, StocksPLUS® Long Duration and StocksPLUS® TR Short Strategy Funds is non-fundamental and may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations	Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

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Credit Ratings and Unrated Securities	Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

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Descriptions of the Underlying PIMCO Funds

Because the All Asset and All Asset All Authority Funds invest substantially all of their assets in some or all Underlying PIMCO Funds and the Global Multi-Asset Fund and RealRetirement® Funds may invest their assets in some or all of the Underlying PIMCO Funds as discussed above, and not all of the Underlying PIMCO Funds are offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying PIMCO Funds. At the discretion of PIMCO and without shareholder approval, the All Asset, All Asset All Authority, Global Multi-Asset, and RealRetirement® Funds may invest in additional PIMCO Funds created in the future. For a complete description of an Underlying PIMCO Fund, please see that Fund’s Institutional Class prospectus, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short Duration Bond Funds	Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% of total assets Prime 1; ≤ 5% of total assets Prime 2	0%
	Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	≤ 1 year	Caa to Aaa; max 10% of total assets below B	No Limitation
	Short-Term	Money market instruments and short maturity fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa	0–10% of total assets
	Low Duration	Short maturity fixed income instruments	1–3 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%
	Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
Intermediate Duration Bond Funds	Moderate Duration	Short and intermediate maturity fixed income securities	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	High Yield	Higher yielding fixed income securities	+/- 2 years of its benchmark	Caa to Aaa; min 80% of assets below Baa subject to max 5% of total assets rated Caa	0–20% of total assets
	Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1–7 years	Baa to Aaa; max 10% of total assets below Aaa	0%

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Descriptions of the Underlying PIMCO Funds (continued)

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
	Total Return	Intermediate maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Total Return II	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/- 2 years of its benchmark	Baa to Aaa	0%
	Total Return III	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Investment Grade Corporate Bond	Corporate fixed income securities	+/-2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
Long Duration Bond Funds	Long Duration Total Return	Long-term maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Extended Duration	Long-term maturity fixed income instruments	+/- 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%
	Long-Term Credit	Long-term maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0–30% of total assets
Income Fund	Income	Broad range of fixed income instruments	2–8 years	Caa to Aaa; max 50% of total assets below Baa	No Limitation
Real Return Strategy Funds	Real Return	Inflation-indexed fixed income instruments	+/- 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Real Return Asset	Inflation-indexed fixed income securities	+/- 4 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0–30% of total assets
	CommodityReal- Return Strategy®	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤ 10 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	RealEstateReal- Return Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤ 10 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
Tax Exempt Bond Funds	California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤ 3 years	Caa to Aaa; max 10% of total assets below Baa	0%

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Descriptions of the Underlying PIMCO Funds (continued)

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% of total assets below Baa	0%
	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–10 years	Ba to Aaa; max 10% of total assets below Baa	0%
	MuniGO	State, county and city general obligation and pre-refunded municipal bonds (exempt from federal income tax)	+/- 2 years of its benchmark	Baa to Aaa	0%
	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% of total assets below Baa	0%
	High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4–11 years	No Limitation	0%
International Bond Funds	Developing Local Markets	Currencies or fixed income instruments denominated in currencies of non-U.S. countries	≤ 8 years	Max 15% of total assets below B	≥ 80% of assets(3)
	Emerging Markets and Infrastructure Bond	Emerging market and infrastructure fixed income instruments	≤ 10 years	Max 20% of total assets below Ba	No Limitation
	Emerging Markets Bond	Emerging market fixed income instruments	≤ 8 years	Max 15% of total assets below B	≥ 80% of assets(3)
	Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	≥ 80% of assets(3)
	Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	≥ 80% of assets(3)
	Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	≤ 8 years	Max 15% of total assets below B	No Limitation
	Global Bond (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	25–75% of total assets(3)
	Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	25–75% of total assets(3)
	Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3–8 years	Max 10% below B	No Limitation
	Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/- 2 years of its benchmark	Max 15% of total assets below B	≥ 80% of assets(3)

Prospectus	91

Descriptions of the Underlying PIMCO Funds (continued)

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Convertible Fund	Convertible	Convertible securities	N/A	Max 20% of total assets below B	0–30% of total assets
Absolute Return Fund	Unconstrained Bond	Broad range of fixed income instruments	(-3) to 8 years	Max 40% of total assets below Baa	No Limitation
	Unconstrained Tax Managed Bond	Broad range of fixed income instruments	(-3) to 10 years	Max 40% of total assets below Baa	0–50% of total assets
Domestic Equity-Related Funds	Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI® 1000 hedged by short exposure to the S&P 500 stock index, backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	No Limitation
	Fundamental IndexPLUS™	Enhanced RAFI® 1000 Index derivatives backed by a short duration portfolio of fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Fundamental IndexPLUS™ TR	Enhanced RAFI® 1000 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	Small Cap StocksPLUS® TR	Russell 2000® Index derivatives backed by a diversified portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	StocksPLUS® Long Duration	S&P 500 stock index derivatives backed by a portfolio of actively managed long-term fixed income instruments	+/- 2 years of Barclays Capital Long Term Government/ Credit Index	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	StocksPLUS® Total Return	S&P 500 stock index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	StocksPLUS®	S&P 500 stock index derivatives backed by a short duration portfolio of fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
	StocksPLUS® TR Short Strategy	Short S&P 500 stock index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets
International Equity-Related Funds	EM Fundamental IndexPLUS™ TR Strategy	Enhanced RAFI® Emerging Markets Fundamental Index® derivatives backed by a portfolio of fixed	Min. 1 year; max 2 years above the BCAG	B to Aaa; max 10% of total assets below Baa	No Limitation
	International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(5)

92	PIMCO Funds

Descriptions of the Underlying PIMCO Funds (continued)

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
	International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0–30%(6) of total assets
U.S. Government Securities	Government Money Market	U.S. government securities	≤ 90 days dollar- weighted average maturity	AAA equivalent	0%
	Treasury Money Market	U.S. Treasury securities	≤ 90 days dollar-weighted average maturity	AAA equivalent	0%

(1)	As rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.
(2)

Each Underlying PIMCO Fund (except the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Total Return II Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)

The Barclays Capital U.S. Aggregate Index (“BCAG”) covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(5)	Limitation with respect to the Fund’s fixed income investments. The Fund may invest without limit in equity securities denominated in non-U.S. currencies.

Prospectus	93

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B, Class C and Class R shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or class commenced operations. Certain information reflects financial results for a single Fund share. For the StocksPLUS® Long Duration Fund, the information below reflects financial results for Institutional Class shares of the Fund, which are offered in a separate prospectus. Class A shares of the StocksPLUS® Long Duration Fund had not commenced operations during the periods shown. The performance shown below differs from that which would have been achieved by Class A shares of the StocksPLUS® Long Duration Fund to the extent Class A shares have different expenses than Institutional Class shares. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is available free of charge upon request from the Distributor. The annual report is also available for download free of charge at http://www.allianzinvestors.com.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
All Asset Fund
Class A
03/31/2009	$12.54	$0.56	$(2.82)	$(2.26)	$(0.58)	$0.00
03/31/2008	12.74	0.89	(0.16)	0.73	(0.93)	0.00
03/31/2007	12.56	0.70	0.20	0.90	(0.68)	(0.04)
03/31/2006	12.60	0.81	(0.08)	0.73	(0.71)	(0.06)
03/31/2005	12.78	0.81	(0.22)	0.59	(0.70)	(0.07)
Class B
03/31/2009	12.47	0.46	(2.79)	(2.33)	(0.50)	0.00
03/31/2008	12.67	0.78	(0.14)	0.64	(0.84)	0.00
03/31/2007	12.49	0.60	0.21	0.81	(0.59)	(0.04)
03/31/2006	12.54	0.70	(0.07)	0.63	(0.62)	(0.06)
03/31/2005	12.73	0.70	(0.20)	0.50	(0.62)	(0.07)
Class C
03/31/2009	12.45	0.47	(2.80)	(2.33)	(0.50)	0.00
03/31/2008	12.65	0.78	(0.14)	0.64	(0.84)	0.00
03/31/2007	12.48	0.60	0.20	0.80	(0.59)	(0.04)
03/31/2006	12.54	0.71	(0.08)	0.63	(0.63)	(0.06)
03/31/2005	12.73	0.71	(0.21)	0.50	(0.62)	(0.07)
Class R
03/31/2009	12.55	0.60	(2.90)	(2.30)	(0.56)	0.00
03/31/2008	12.77	0.90	(0.20)	0.70	(0.92)	0.00
03/31/2007	12.61	0.66	0.20	0.86	(0.66)	(0.04)
01/31/2006 – 03/31/2006	12.85	0.03	(0.21)	(0.18)	(0.06)	0.00
All Asset All Authority Fund
Class A
03/31/2009	$10.96	$0.55	$(1.88)	$(1.33)	$(0.48)	$(0.12)
03/31/2008	10.67	0.72	0.34	1.06	(0.77)	0.00
03/31/2007	10.61	0.58	0.05	0.63	(0.55)	(0.02)
07/29/2005 – 03/31/2006	10.96	0.57	(0.39)	0.18	(0.51)	(0.02)
Class C
03/31/2009	10.92	0.50	(1.90)	(1.40)	(0.41)	(0.12)
03/31/2008	10.64	0.63	0.34	0.97	(0.69)	0.00
03/31/2007	10.58	0.50	0.06	0.56	(0.48)	(0.02)
07/29/2005 – 03/31/2006	10.96	0.47	(0.35)	0.12	(0.48)	(0.02)
Fundamental Advantage Total Return Fund
Class A
07/31/2008 – 03/31/2009	$9.81	$0.24	$(0.56)	$(0.32)	$(0.02)	$(5.11)
Class C
07/31/2008 – 03/31/2009	9.81	0.21	(0.49)	(0.28)	(0.01)	(5.11)

(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.90%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.65%.
(d)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.40%.
(e)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.025% to 0.175%.
(f)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.20%.
(g)	Ratio of expenses to average net assets included line of credit expenses.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.825%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.575%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.125%.

94	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.58)	$9.70	(18.33)%	$990,893	0.805%(h)	0.805%(h)	5.01%		89%
0.00	(0.93)	12.54	5.85	1,584,884	0.805(h)	0.805(h)	6.93		96
0.00	(0.72)	12.74	7.36	1,501,507	0.835(e)	0.835(e)	5.56		86
0.00	(0.77)	12.56	5.83	1,716,654	0.87(d)	0.87(d)	6.25		56
0.00	(0.77)	12.60	4.66	907,980	0.86(b)	0.86(b)	6.42		92

0.00	(0.50)	9.64	(18.98)	137,548	1.555(i)	1.555(i)	4.12		89
0.00	(0.84)	12.47	5.10	237,231	1.555(i)	1.555(i)	6.15		96
0.00	(0.63)	12.67	6.61	269,784	1.585(e)	1.585(e)	4.82		86
0.00	(0.68)	12.49	5.05	312,732	1.62(d)	1.62(d)	5.45		56
0.00	(0.69)	12.54	3.90	194,889	1.61(c)	1.61(c)	5.56		92

0.00	(0.50)	9.62	(18.99)	836,206	1.555(i)	1.555(i)	4.26		89
0.00	(0.84)	12.45	5.12	1,236,340	1.555(i)	1.555(i)	6.14		96
0.00	(0.63)	12.65	6.53	1,304,837	1.585(e)	1.585(e)	4.81		86
0.00	(0.69)	12.48	5.00	1,549,370	1.62(d)	1.62(d)	5.58		56
0.00	(0.69)	12.54	3.94	777,105	1.61(c)	1.61(c)	5.66		92

0.00	(0.56)	9.69	(18.60)	2,031	1.105(j)	1.105(j)	5.70		89
0.00	(0.92)	12.55	5.60	456	1.105(j)	1.105(j)	7.04		96
0.00	(0.70)	12.77	7.01	36	1.135	1.135	5.23		86
0.00	(0.06)	12.61	(1.38)	10	1.15*	1.15*	1.25	*	56

$0.00	$(0.60)	$9.03	(12.25)%	$544,594	1.16%(g)	0.85%	5.63%		117%
0.00	(0.77)	10.96	10.31	363,665	2.47(g)	0.85	6.66		116
0.00	(0.57)	10.67	6.16	236,772	2.41(f)(g)	0.87(f)	5.45		128
0.00	(0.53)	10.61	1.57	227,564	2.06*(d)(g)	0.90*(d)	8.00	*	62

0.00	(0.53)	8.99	(12.87)	248,865	1.91(g)	1.60	5.10		117
0.00	(0.69)	10.92	9.44	168,527	3.26(g)	1.60	5.86		116
0.00	(0.50)	10.64	5.43	140,296	3.16(f)(g)	1.62(f)	4.72		128
0.00	(0.50)	10.58	1.03	125,977	2.80*(d)(g)	1.65*(d)	6.62	*	62

$0.00	$(5.13)	$4.36	(1.90)%	$764	2.89%*	1.29%*	6.65	%*	621%

0.00	(5.12)	4.41	(1.59)	387	3.43*	2.04*	5.14	*	621

Prospectus	95

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Fundamental IndexPLUSTM TR Fund
Class A
03/31/2009	$9.38	$0.38	$(4.85)	$(4.47)	$0.00	$(0.08)
03/31/2008	10.42	0.47	(0.83)	(0.36)	(0.15)	0.00
03/31/2007	10.27	0.40	1.09	1.49	(1.34)	0.00
06/30/2005 – 03/31/2006	10.00	0.26	0.45	0.71	(0.44)	0.00
Class C
03/31/2009	9.32	0.33	(4.81)	(4.48)	0.00	(0.08)
03/31/2008	10.39	0.39	(0.84)	(0.45)	(0.10)	0.00
03/31/2007	10.26	0.33	1.09	1.42	(1.29)	0.00
06/30/2005 – 03/31/2006	10.00	0.20	0.47	0.67	(0.41)	0.00
Global Multi-Asset Fund
Class A
10/29/2008 – 03/31/2009	$10.00	$0.17	$(0.55)	$(0.38)	$(0.32)	$0.00
Class C
10/29/2008 – 03/31/2009	10.00	0.08	(0.48)	(0.40)	(0.32)	0.00
Class R
10/29/2008 – 03/31/2009	10.00	0.07	(0.46)	(0.39)	(0.31)	0.00
International StocksPLUS® TR Strategy Fund (Unhedged)
Class A
03/31/2009	$9.51	$0.34	$(5.11)	$(4.77)	$0.00	$(0.06)
03/31/2008	10.20	0.45	(0.32)	0.13	(0.38)	0.00
11/30/2006 – 03/31/2007	10.00	0.14	0.47	0.61	(0.41)	0.00
Class C
03/31/2009	9.45	0.30	(5.07)	(4.77)	0.00	(0.06)
03/31/2008	10.19	0.37	(0.32)	0.05	(0.34)	0.00
11/30/2006 – 03/31/2007	10.00	0.12	0.46	0.58	(0.39)	0.00
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
Class A
03/31/2009	$10.23	$0.53	$(4.38)	$(3.85)	$0.00	$0.00
03/31/2008	12.17	0.53	(2.13)	(1.60)	(0.28)	(0.06)
03/31/2007	12.33	0.47	1.17	1.64	(1.80)	0.00
03/31/2006	10.39	0.37	2.97	3.34	(1.40)	0.00
03/31/2005	10.76	0.10	1.06	1.16	(1.04)	(0.34)
Class B
03/31/2009	10.08	0.46	(4.29)	(3.83)	0.00	0.00
03/31/2008	12.03	0.43	(2.11)	(1.68)	(0.21)	(0.06)
03/31/2007	12.21	0.37	1.16	1.53	(1.71)	0.00
03/31/2006	10.33	0.27	2.95	3.22	(1.34)	0.00
03/31/2005	10.76	0.03	1.04	1.07	(1.01)	(0.34)
Class C
03/31/2009	10.10	0.46	(4.30)	(3.84)	0.00	0.00
03/31/2008	12.04	0.43	(2.10)	(1.67)	(0.21)	(0.06)
03/31/2007	12.22	0.37	1.16	1.53	(1.71)	0.00
03/31/2006	10.33	0.27	2.96	3.23	(1.34)	0.00
03/31/2005	10.74	0.00	1.08	1.08	(1.00)	(0.34)

(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.76%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.42%.
(d)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.39%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.81%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.55%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.97%.
(h)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.45%.
(i)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.50%.
(j)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.45%.

96	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.04)	$(0.12)	$4.79	(47.81)%	$7,882	2.07%		1.19%		5.17%		564%
(0.53)	(0.68)	9.38	(4.01)	27,595	1.70		1.19		4.49		279
0.00	(1.34)	10.42	15.00	27,519	1.14		1.14		3.85		464
0.00	(0.44)	10.27	7.19	24,117	1.15*		1.15*		3.40	*	426

(0.02)	(0.10)	4.74	(48.13)	2,941	2.79		1.94		4.34		564
(0.52)	(0.62)	9.32	(4.83)	11,296	2.43		1.94		3.72		279
0.00	(1.29)	10.39	14.23	13,045	1.89		1.89		3.20		464
0.00	(0.41)	10.26	6.75	5,726	1.90*		1.90*		2.64	*	426

$0.00	$(0.32)	$9.30	(3.91)%	$41,693	1.12%*(e)		1.12%*(e)		4.38	%*	83%

0.00	(0.32)	9.28	(4.13)	16,972	1.87*(f)		1.87*(f)		1.99	*	83

0.00	(0.31)	9.30	(4.03)	151	1.37(g)		1.37(g)		1.80	*	83

$(0.11)	$(0.17)	$4.57	(50.47)%	$540	2.10%		1.04%		4.69%		456%
(0.44)	(0.82)	9.51	0.86	1,881	2.11(d)		1.06(d)		4.47		384
0.00	(0.41)	10.20	6.25	68	1.09*(b)		1.09*(b)		4.33	*	197

(0.09)	(0.15)	4.53	(50.76)	71	2.88		1.79		3.97		456
(0.45)	(0.79)	9.45	0.06	398	2.60(d)		1.81(d)		3.65		384
0.00	(0.39)	10.19	5.95	83	1.84*(c)		1.84*(c)		3.54	*	197

$0.00	$0.00	$6.38	(37.63)%	$5,192	2.95%		1.15%		6.19%		1,001%
0.00	(0.34)	10.23	(13.59)	11,923	2.03	(j)	1.18	(j)	4.39		908
0.00	(1.80)	12.17	14.16	18,187	1.23	(i)	1.22	(i)	3.86		696
0.00	(1.40)	12.33	32.93	19,522	1.28	(h)	1.28	(h)	3.11		682
(0.15)	(1.53)	10.39	9.70	2,643	1.35		1.35		0.91		666

0.00	0.00	6.25	(38.00)	2,702	3.72		1.90		5.32		1,001
0.00	(0.27)	10.08	(14.31)	9,274	2.80	(j)	1.93	(j)	3.66		908
0.00	(1.71)	12.03	13.32	14,625	1.98	(i)	1.97	(i)	3.12		696
0.00	(1.34)	12.21	31.97	14,053	2.03	(h)	2.03	(h)	2.34		682
(0.15)	(1.50)	10.33	8.83	1,952	2.10		2.10		0.29		666

0.00	0.00	6.26	(38.02)	2,751	3.72		1.90		5.39		1,001
0.00	(0.27)	10.10	(14.22)	8,140	2.78	(j)	1.93	(j)	3.65		908
0.00	(1.71)	12.04	13.30	12,356	1.98	(i)	1.97	(i)	3.12		696
0.00	(1.34)	12.22	32.02	12,639	2.03	(h)	2.03	(h)	2.33		682
(0.15)	(1.49)	10.33	8.92	2,397	2.10		2.10		0.04		666

Prospectus	97

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RealEstateRealReturn Strategy Fund
Class A
03/31/2009	$5.95	$0.15	$(4.06)	$(3.91)	$0.00	$0.00
03/31/2008	7.51	0.32	(1.12)	(0.80)	(0.76)	0.00
03/31/2007	9.12	0.24	1.30	1.54	(3.15)	0.00
03/31/2006	9.26	0.40	2.58	2.98	(3.02)	(0.10)
03/31/2005	11.95	0.26	1.29	1.55	(3.95)	(0.22)
Class B
03/31/2009	5.84	0.12	(3.98)	(3.86)	0.00	0.00
03/31/2008	7.39	0.28	(1.11)	(0.83)	(0.72)	0.00
03/31/2007	9.02	0.16	1.30	1.46	(3.09)	0.00
03/31/2006	9.20	0.33	2.54	2.87	(2.95)	(0.10)
03/31/2005	11.94	0.16	1.29	1.45	(3.90)	(0.22)
Class C
03/31/2009	5.84	0.11	(3.97)	(3.86)	0.00	0.00
03/31/2008	7.39	0.28	(1.11)	(0.83)	(0.72)	0.00
03/31/2007	9.02	0.16	1.30	1.46	(3.09)	0.00
03/31/2006	9.20	0.32	2.55	2.87	(2.95)	(0.10)
03/31/2005	11.93	0.17	1.29	1.46	(3.90)	(0.22)
RealRetirement® 2010 Fund
Class A
03/31/2009	$10.00	$0.47	$(2.25)	$(1.78)	$(0.34)	$(1.12)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
07/31/2008 – 03/31/2009	9.73	0.20	(1.75)	(1.55)	(0.31)	(1.12)
Class R
07/31/2008 – 03/31/2009	9.73	0.22	(1.76)	(1.54)	(0.31)	(1.12)
RealRetirement® 2020 Fund
Class A
03/31/2009	$10.00	$0.45	$(2.66)	$(2.21)	$(0.32)	$(1.08)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
07/31/2008 – 03/31/2009	9.74	0.25	(2.24)	(1.99)	(0.28)	(1.08)
Class R
07/31/2008 – 03/31/2009	9.74	0.28	(2.24)	(1.96)	(0.30)	(1.08)
RealRetirement® 2030 Fund
Class A
03/31/2009	$10.00	$0.30	$(3.02)	$(2.72)	$(0.29)	$(1.08)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
07/31/2008 – 03/31/2009	9.73	0.10	(2.57)	(2.47)	(0.28)	(1.08)
Class R
07/31/2008 – 03/31/2009	9.73	0.25	(2.71)	(2.46)	(0.27)	(1.08)
RealRetirement® 2040 Fund
Class A
03/31/2009	$10.00	$0.27	$(3.59)	$(3.32)	$(0.27)	$(1.09)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
07/31/2008 – 03/31/2009	9.71	0.17	(3.21)	(3.04)	(0.25)	(1.09)
Class R
07/31/2008 – 03/31/2009	9.71	0.19	(3.20)	(3.01)	(0.27)	(1.09)
RealRetirement® 2050 Fund
Class A
03/31/2009	$10.00	$0.17	$(3.67)	$(3.50)	$(0.21)	$(1.00)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
07/31/2008 – 03/31/2009	9.63	0.10	(3.24)	(3.14)	(0.20)	(1.00)
Class R
07/31/2008 – 03/31/2009	9.63	0.12	(3.24)	(3.12)	(0.21)	(1.00)
Small Cap StocksPLUS TR® Fund
Class A
03/31/2009	$9.06	$0.27	$(3.68)	$(3.41)	$0.00	$0.00
03/31/2008	10.58	0.43	(1.44)	(1.01)	(0.39)	(0.12)
07/31/2006 – 03/31/2007	9.13	0.29	1.29	1.58	(0.13)	0.00
Class C
03/31/2009	8.97	0.22	(3.65)	(3.43)	0.00	0.00
03/31/2008	10.52	0.35	(1.44)	(1.09)	(0.34)	(0.12)
07/31/2006 – 03/31/2007	9.13	0.24	1.28	1.52	(0.13)	0.00

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.45%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.54%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.62%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.41%.
(f)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.44%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 9.83%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.16%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.29%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.92%.

98	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$0.00	$2.04	(65.71)%	$6,874	1.30%		1.19%		3.43%		1288%
0.00	(0.76)	5.95	(10.18)	23,420	1.20		1.19		5.03		900
0.00	(3.15)	7.51	19.57	39,649	1.19		1.19		2.71		538
0.00	(3.12)	9.12	35.66	39,523	1.21	(b)	1.21	(b)	3.95		337
(0.07)	(4.24)	9.26	10.22	21,648	1.24		1.24		2.40		510

0.00	0.00	1.98	(66.10)	1,926	2.06		1.94		2.67		1288
0.00	(0.72)	5.84	(10.81)	6,843	1.95		1.94		4.42		900
0.00	(3.09)	7.39	18.73	15,348	1.94		1.94		1.90		538
0.00	(3.05)	9.02	34.49	12,290	1.97	(b)	1.97	(b)	3.23		337
(0.07)	(4.19)	9.20	9.29	7,407	1.99		1.99		1.50		510

0.00	0.00	1.98	(66.10)	4,009	2.06		1.94		2.65		1288
0.00	(0.72)	5.84	(10.79)	13,271	1.95		1.94		4.35		900
0.00	(3.09)	7.39	18.72	27,610	1.94		1.94		1.89		538
0.00	(3.05)	9.02	34.50	23,781	1.96	(b)	1.96	(b)	3.19		337
(0.07)	(4.19)	9.20	9.33	14,311	1.99		1.99		1.61		510

$0.00	$(1.46)	$6.76	(17.78)%	$261	0.87	%(d)	0.87	%(d)	6.14%		186%
0.00	0.00	10.00	0.00	10	0.74	*	0.74	*	(0.74	)*	0

0.00	(1.43)	6.75	(15.98)	101	1.69	*(e)	1.69	*(e)	4.37	*	186

0.00	(1.43)	6.76	(15.77)	36	1.23	*(g)	1.23	*(g)	4.34	*	186

$0.00	$(1.40)	$6.39	(22.23)%	$209	0.82	%(i)	0.82	%(i)	5.59%		232%
0.00	0.00	10.00	0.00	10	0.74	*	0.74	*	(0.74	)*	0

0.00	(1.36)	6.39	(20.57)	8	1.59	*(j)	1.59	*(j)	4.95	*	232

0.00	(1.38)	6.40	(20.25)	8	1.09	*(k)	1.09	*(k)	5.45	*	232

$0.00	$(1.37)	$5.91	(27.55)%	$64	0.93	%(l)	0.93	%(l)	3.86%		233%
0.00	0.00	10.00	0.00	10	0.76	*	0.76	*	(0.76	)*	0

0.00	(1.36)	5.90	(25.73)	81	1.72	*(m)	1.72	*(m)	2.44	*	233

0.00	(1.35)	5.92	(25.60)	8	1.13	*(n)	1.13	*(n)	5.29	*	233

$0.00	$(1.36)	$5.32	(33.76)%	$30	0.93	%(o)	0.93	%(o)	3.93%		244%
0.00	0.00	10.00	0.00	10	0.84	*	0.84	*	(0.84	)*	0

0.00	(1.34)	5.33	(31.88)	7	1.70	*(p)	1.70	*(p)	3.82	*	244

0.00	(1.36)	5.34	(31.61)	8	1.20	*(q)	1.20	*(q)	4.32	*	244

$0.00	$(1.21)	$5.29	(35.50)%	$20	0.96	%(r)	0.96	%(r)	2.43%		227%
0.00	0.00	10.00	0.00	10	0.89	*	0.89	*	(0.89	)*	0

0.00	(1.20)	5.29	(33.22)	8	1.73	*(s)	1.73	*(s)	2.27	*	227

0.00	(1.21)	5.30	(32.94)	11	1.23	*(s)	1.23	*(s)	2.84	*	227

$(0.03)	$(0.03)	$5.62	(37.73)%	$823	1.48%		1.09%		3.95%		609%
0.00	(0.51)	9.06	(9.95)	161	1.97	(f)	1.11	(f)	4.25		403
0.00	(0.13)	10.58	17.29	97	1.14	*(c)	1.14	*(c)	4.21	*	671

0.00	0.00	5.54	(38.24)	744	2.32		1.84		3.24		609
0.00	(0.46)	8.97	(10.74)	444	2.71	(f)	1.86	(f)	3.52		403
0.00	(0.13)	10.52	16.64	196	1.89	*(h)	1.89	*(h)	3.46	*	671

(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.42%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.18%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 8.31%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.90%.
(o)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.59%.
(p)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.74%.
(q)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.43%.
(r)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.19%.
(s)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 6.10%.

Prospectus	99

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
StocksPLUS® Fund
Class A
03/31/2009	$9.69	$0.29	$(4.60)	$(4.31)	$(0.59)	$0.00
03/31/2008	10.80	0.48	(1.01)	(0.53)	(0.58)	0.00
03/31/2007	10.14	0.42	0.66	1.08	(0.42)	0.00
03/31/2006	9.48	0.29	0.60	0.89	(0.23)	0.00
03/31/2005	9.47	0.10	0.40	0.50	(0.49)	0.00
Class B
03/31/2009	9.45	0.23	(4.48)	(4.25)	(0.54)	0.00
03/31/2008	10.54	0.39	(0.99)	(0.60)	(0.49)	0.00
03/31/2007	9.90	0.33	0.65	0.98	(0.34)	0.00
03/31/2006	9.27	0.20	0.61	0.81	(0.18)	0.00
03/31/2005	9.28	0.02	0.39	0.41	(0.42)	0.00
Class C
03/31/2009	9.53	0.24	(4.51)	(4.27)	(0.56)	0.00
03/31/2008	10.62	0.42	(0.99)	(0.57)	(0.52)	0.00
03/31/2007	9.98	0.37	0.64	1.01	(0.37)	0.00
03/31/2006	9.35	0.23	0.60	0.83	(0.20)	0.00
03/31/2005	9.35	0.05	0.39	0.44	(0.44)	0.00
Class R
03/31/2009	9.85	0.27	(4.67)	(4.40)	(0.57)	0.00
03/31/2008	10.97	0.45	(1.02)	(0.57)	(0.55)	0.00
03/31/2007	10.29	0.40	0.67	1.07	(0.39)	0.00
03/31/2006	9.63	0.28	0.60	0.88	(0.22)	0.00
03/31/2005	9.63	0.09	0.39	0.48	(0.48)	0.00
StocksPLUS® Long Duration Fund
Institutional Class
03/31/2009	$9.21	$0.31	$(3.95)	$(3.64)	$(0.09)	$0.00
08/31/2007 – 03/31/2008	10.00	0.26	(0.65)	(0.39)	0.00	(0.15)
StocksPLUS® Total Return Fund
Class A
03/31/2009	$10.04	$0.48	$(5.10)	$(4.62)	$(0.51)	$0.00
03/31/2008	11.89	0.55	(0.71)	(0.16)	(0.61)	(1.08)
03/31/2007	11.74	0.48	0.88	1.36	(0.46)	(0.75)
03/31/2006	12.40	0.41	0.77	1.18	(0.63)	(1.21)
03/31/2005	12.16	0.11	0.66	0.77	(0.11)	(0.42)
Class B
03/31/2009	9.85	0.42	(5.01)	(4.59)	(0.46)	0.00
03/31/2008	11.71	0.45	(0.69)	(0.24)	(0.54)	(1.08)
03/31/2007	11.59	0.39	0.86	1.25	(0.38)	(0.75)
03/31/2006	12.26	0.31	0.78	1.09	(0.55)	(1.21)
03/31/2005	12.07	0.02	0.65	0.67	(0.06)	(0.42)
Class C
03/31/2009	9.87	0.42	(5.02)	(4.60)	(0.46)	0.00
03/31/2008	11.73	0.45	(0.69)	(0.24)	(0.54)	(1.08)
03/31/2007	11.60	0.39	0.86	1.25	(0.37)	(0.75)
03/31/2006	12.27	0.31	0.77	1.08	(0.54)	(1.21)
03/31/2005	12.08	0.02	0.65	0.67	(0.06)	(0.42)
StocksPLUS® TR Short Strategy Fund
Class A
03/31/2009	$9.39	$0.35	$2.92	$3.27	$(0.27)	$(5.66)
03/31/2008	8.37	0.34	1.08	1.42	(0.40)	0.00
07/31/2006 – 03/31/2007	9.15	0.24	(0.66)	(0.42)	(0.36)	0.00
Class C
03/31/2009	9.36	0.27	2.91	3.18	(0.23)	(5.66)
03/31/2008	8.36	0.29	1.06	1.35	(0.35)	0.00
07/31/2006 – 03/31/2007	9.15	0.20	(0.67)	(0.47)	(0.32)	0.00

(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.05% to 0.35%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.20%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.95%.
(e)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.30%.
(f)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.40%.
(g)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.25%.
(h)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.44%.
(i)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.39%.
(j)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.44%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.68%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.67%.

100	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$0.00	$(0.59)	$4.79	(46.61)%	$53,364	1.52%		0.90%		3.82%	425%
0.00	(0.58)	9.69	(5.33)	101,021	1.03	(g)	0.93	(g)	4.35	67
0.00	(0.42)	10.80	10.80	132,721	0.97	(e)	0.97	(e)	4.07	76
0.00	(0.23)	10.14	9.50	139,925	1.03	(b)	1.03	(b)	2.93	239
0.00	(0.49)	9.48	5.39	144,810	1.05		1.05		1.05	371

0.00	(0.54)	4.66	(46.99)	6,937	2.25		1.65		3.04	425
0.00	(0.49)	9.45	(6.00)	21,826	1.78	(g)	1.68	(g)	3.61	67
0.00	(0.34)	10.54	10.00	35,864	1.72	(e)	1.72	(e)	3.28	76
0.00	(0.18)	9.90	8.75	59,698	1.78	(b)	1.78	(b)	2.11	239
0.00	(0.42)	9.27	4.46	101,416	1.80		1.80		0.23	371

0.00	(0.56)	4.70	(46.88)	29,321	2.02		1.40		3.31	425
0.00	(0.52)	9.53	(5.69)	72,282	1.53	(g)	1.43	(g)	3.85	67
0.00	(0.37)	10.62	10.24	96,352	1.47	(e)	1.47	(e)	3.57	76
0.00	(0.20)	9.98	8.90	109,035	1.53	(b)	1.53	(b)	2.41	239
0.00	(0.44)	9.35	4.82	133,950	1.55		1.55		0.51	371

0.00	(0.57)	4.88	(46.69)	1,147	1.76		1.15		3.56	425
0.00	(0.55)	9.85	(5.56)	2,925	1.30	(g)	1.17	(g)	4.08	67
0.00	(0.39)	10.97	10.56	2,337	1.22	(e)	1.22	(e)	3.83	76
0.00	(0.22)	10.29	9.19	2,360	1.27	(b)	1.27	(b)	2.76	239
0.00	(0.48)	9.63	5.13	1,355	1.30		1.30		0.96	371

$0.00	$(0.09)	$5.48	(39.72)%	$206,821	0.81%		0.59%		4.39%	464%
(0.25)	(0.40)	9.21	(4.23)	122,184	0.61	* (k)	0.59	* (l)	4.66 *	272

$(0.06)	$(0.57)	$4.85	(47.17)%	$12,052	2.97%		1.04%		6.20%	521%
0.00	(1.69)	10.04	(2.71)	25,661	2.68	(i)	1.07	(i)	4.64	411
0.00	(1.21)	11.89	11.77	39,296	1.11	(h)	1.11	(h)	4.07	284
0.00	(1.84)	11.74	9.74	41,234	1.17	(d)	1.17	(d)	3.28	322
0.00	(0.53)	12.40	6.24	40,704	1.19	(c)	1.19	(c)	0.89	414

(0.06)	(0.52)	4.74	(47.62)	5,619	3.75		1.79		5.42	521
0.00	(1.62)	9.85	(3.40)	16,220	3.47	(i)	1.82	(i)	3.90	411
0.00	(1.13)	11.71	10.87	20,416	1.86	(h)	1.86	(h)	3.34	284
0.00	(1.76)	11.59	9.05	19,425	1.92	(f)	1.92	(f)	2.54	322
0.00	(0.48)	12.26	5.42	15,881	1.94	(d)	1.94	(d)	0.16	414

(0.06)	(0.52)	4.75	(47.61)	6,559	3.74		1.79		5.43	521
0.00	(1.62)	9.87	(3.39)	17,702	3.43	(i)	1.82	(i)	3.89	411
0.00	(1.12)	11.73	10.93	24,131	1.86	(h)	1.86	(h)	3.33	284
0.00	(1.75)	11.60	8.98	26,952	1.92	(f)	1.92	(f)	2.49	322
0.00	(0.48)	12.27	5.41	29,975	1.94	(d)	1.94	(d)	0.16	414

$0.00	$(5.93)	$6.73	45.90%	$44,892	2.09%		1.09%		4.08%	515%
0.00	(0.40)	9.39	17.79	39,964	1.61	(j)	1.11	(j)	3.75	220
0.00	(0.36)	8.37	(4.51)	647	1.14	*	1.14	*	4.31 *	413

0.00	(5.89)	6.65	44.87	10,698	2.97		1.84		3.33	515
0.00	(0.35)	9.36	16.84	2,888	2.49	(j)	1.86	(j)	3.30	220
0.00	(0.32)	8.36	(5.09)	97	1.89	*	1.89	*	3.60 *	413

Prospectus	101

Appendix A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which a Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.	Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

Prospectus	A-1

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-2	PIMCO Funds

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among other, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

Prospectus	A-3

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

A-4	PIMCO Funds

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.	Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

Prospectus	A-5

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

A-6	PIMCO Funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Prospectus	A-7

PIMCO Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105-4800

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.allianzinvestors.com for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Investment Company Act File number 811-05028

PIMCO Funds	INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the prospectus

Allianz Global Investors, the asset management subsidiary of Allianz SE, has more than $1 trillion under management for our clients worldwide.1 Our investment solutions—including the PIMCO Funds and Allianz Funds, separately managed accounts and closed-end funds—offer access to a premier group of institutional investment firms, carefully assembled by Allianz to represent a broad spectrum of asset classes and investment styles.

■ PIMCO	■ Cadence Capital Management[2]	■ Nicholas-Applegate

■ NFJ Investment Group	■ RCM	■ Oppenheimer Capital

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting www.allianzinvestors.com or by calling 1-888-877-4626. Please read the prospectus carefully before you invest or send money.

1 Allianz Global Investors AG assets under management as of 3/31/09.

2 Cadence Capital Management is an independently owned investment firm.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and for the closed-end funds. PIMCO is the investment manager for the PIMCO Funds. Managed accounts are available through Allianz Global Investors Managed Accounts LLC. The PIMCO Funds and Allianz Funds are distributed by Allianz Global Investors Distributors LLC. © 2009. For information about any product, contact your financial advisor.

This cover is not part of the Prospectus	AZ910_26377

PIMCO Funds

Prospectus

JULY 31, 2009

Strategic Markets Funds

Share Classes

Ins	Institutional

P

Class P

Adm

Administrative

D

Class D

REAL RETURN STRATEGY

PIMCO Real Return Asset Fund

PIMCO RealEstateRealReturn Strategy Fund

DOMESTIC EQUITY-RELATED

PIMCO Fundamental Advantage Total Return Strategy Fund

PIMCO Fundamental IndexPLUS™ Fund

PIMCO Fundamental IndexPLUS™ TR Fund

PIMCO Small Cap StocksPLUS® TR Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Total Return Fund

PIMCO StocksPLUS® TR Short Strategy Fund

INTERNATIONAL EQUITY-RELATED

PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

ACTIVE ASSET ALLOCATION

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO Global Multi-Asset Fund

TARGET DATE ASSET ALLOCATION STRATEGY

PIMCO RealRetirement® 2010 Fund

PIMCO RealRetirement® 2020 Fund

PIMCO RealRetirement® 2030 Fund

PIMCO RealRetirement® 2040 Fund

PIMCO RealRetirement® 2050 Fund

PIMCO Funds Prospectus

PIMCO Funds

July 31, 2009

Share Classes

Institutional,

Class P,

Administrative

and

Class D

This prospectus describes 21 mutual funds (the “Funds”) offered by PIMCO Funds (the “Trust”). The Funds provide access to the professional investment advisory services offered by Pacific Investment Management Company LLC (“PIMCO”). As of June 30, 2009, PIMCO managed approximately $841 billion in assets. The firm’s institutional heritage is reflected in the PIMCO Funds offered in this prospectus. Institutional Class, Class P, Administrative Class and Class D shares of other mutual funds offered by the Trust are offered through separate prospectuses.

This prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

1	PIMCO Funds

Prospectus	2

Summary Information

The table below describes certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 7. Following the table are certain key concepts which are used throughout the prospectus.

Category	Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Active Asset Allocation	All Asset	Other PIMCO Funds except the All Asset All Authority Fund, Global Multi-Asset and the RealRetirement® Funds(3)	No Limitation(4)	No Limitation(4)	No Limitation(4)
	All Asset All Authority	Other PIMCO Funds except the All Asset Fund, Global Multi-Asset and the RealRetirement® Funds(3)	No Limitation(4)	No Limitation(4)	No Limitation(4)
	Global Multi-Asset Fund	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation
Real Return Strategy	Real Return Asset	Inflation-indexed fixed income securities	+/- 4 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0-30% of total assets
	RealEstateReal- Return Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤ 10 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
Domestic Equity-Related	Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI® 1000 hedged by short exposure to the S&P 500 Index, backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% of total assets below Baa	No Limitation
	Fundamental IndexPLUS™	Enhanced RAFI 1000® derivatives backed by a short duration portfolio of fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(6)
	Fundamental IndexPLUS™ TR	Enhanced RAFI 1000® derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(6)
	Small Cap StocksPLUS® TR	Russell 2000® Index derivatives backed by a diversified portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(6)
	StocksPLUS®	S&P 500 Index derivatives backed by a short duration portfolio of fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(6)
	StocksPLUS® Long Duration	S&P 500 Index derivatives backed by a portfolio of actively managed long-term fixed income instruments	+/- 2 years Barclays Capital Long Term Government Credit Index	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(6)
	StocksPLUS® Total Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(6)
	StocksPLUS® TR Short Strategy	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(6)

3	PIMCO Funds

Summary Information (continued)

Category	Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
International Equity-Related	EM Fundamental IndexPLUS™ TR Strategy	Enhanced RAFI® Emerging Markets Fundamental Index® derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% of total assets below Baa	No Limitation
	International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(6)
	International StocksPLUS® TR Strategy (U.S. Dollar-Hedged)	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(5)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets(6)
Target Date Asset Allocation Strategy	RealRetirement® 2010	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation
	RealRetirement® 2020	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation
	RealRetirement® 2030	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation
	RealRetirement® 2040	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation
	RealRetirement® 2050	A combination of affiliated and unaffiliated funds, securities and other instruments	No Limitation	No Limitation	No Limitation
(1)

As rated by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

(2)	Each Fund may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
(3)	The “RealRetirement® Funds” are the RealRetirement® 2010 Fund, RealRetirement® 2020 Fund, RealRetirement® 2030 Fund, RealRetirement® 2040 Fund and RealRetirement® 2050 Fund.
(4)

The Fund invests substantially all of its assets in other PIMCO Funds. Accordingly, the Fund’s duration, credit quality and indirect holdings of non-U.S. dollar denominated securities are the average of such other PIMCO Funds held by the Fund.

(5)

The Barclays Capital U.S. Aggregate Index (“BCAG”) (formerly named the Lehman Brothers U.S. Aggregate Index) covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(6)	Limitation with respect to the Fund’s fixed income investments. The Fund may invest without limit in equity securities denominated in non-U.S. currencies.

Prospectus	4

Summary Information (continued)

Fixed Income Instruments	“Fixed Income Instruments,” as used generally in this prospectus, includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or “indexed” securities and event-linked bonds;
•	loan participations and assignments;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The All Asset and All Asset All Authority Funds may invest in any funds of the Trust except each other, the Global Multi-Asset Fund and the RealRetirement® Funds.

The Global Multi-Asset Fund may invest in any funds of the Trust, except the All Asset Fund, All Asset All Authority Fund and the RealRetirement® Funds, as well as in other affiliated or unaffiliated funds. The Global Multi-Asset Fund may also invest directly in Fixed Income Instruments.

The RealRetirement® Funds may invest in any funds of the Trust, except the All Asset Fund, All Asset All Authority Fund, Global Multi-Asset Fund and other RealRetirement® Funds, as well as in other affiliated or unaffiliated funds. The RealRetirement® Funds may also invest directly in Fixed Income Instruments.

The Funds (other than the All Asset and All Asset All Authority Funds), to the extent permitted under the 1940 Act or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.

Duration	Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point.

Credit Ratings	In this prospectus, references are made to credit ratings of debt securities, which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as Moody’s, S&P or Fitch. The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by PIMCO:

•	high quality
•	investment grade
•	below investment grade (“high yield securities” or “junk bonds”)

5	PIMCO Funds

Summary Information (continued)

For a further description of credit ratings, see “Appendix A—Description of Securities Ratings.” As noted in Appendix A, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category at the time of purchase. For example, a Fund may purchase a security rated B3 by Moody’s, B- by S&P or B- by Fitch, provided the Fund may purchase securities rated B.

Fund Descriptions, Performance, Fees and Disclosure of Portfolio Holdings	The Funds provide a broad range of investment choices. The following summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information (if available) and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Funds. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings.

It is possible to lose money on investments in the Funds.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Investments made by the All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds	The All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers. The All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds may invest in any funds of the Trust except the All Asset, All Asset All Authority, Global Multi-Asset and the RealRetirement® Funds (“Underlying PIMCO Funds”). Though it is anticipated that the All Asset Fund may invest in the StocksPLUS® TR Short Strategy Fund, the Fund may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Global Multi-Asset Fund and RealRetirement® Funds may also invest in a combination of affiliated fund and unaffiliated funds, which may or may not be registered under the 1940 Act, Fixed Income Instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The Underlying PIMCO Funds and other funds in which the Global Multi-Asset Fund and RealRetirement® Funds may invest are collectively referred to as “Acquired Funds” in this prospectus. Please see the “Description of the Underlying PIMCO Funds” in this prospectus for more information about the Underlying PIMCO Funds.

Each RealRetirement® Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments in the year indicated in the RealRetirement® Fund’s name. The retirement year included in the RealRetirement® Fund’s name represents the “self-elected” year of retirement for the investors in that Fund. An investment in a RealRetirement® Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the RealRetirement® Fund’s name. There is no guarantee that the RealRetirement® Fund will provide adequate income at and through your retirement.

Prospectus	6

PIMCO All Asset Fund	Ticker Symbols: PAAIX (Inst. Class) PALPX (Class P) PAALX (Admin. Class) PASDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Underlying PIMCO Funds Average Portfolio Duration No Limitation	Credit Quality No Limitation Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of other funds of the Trust except the All Asset All Authority, Global Multi-Asset and the RealRetirement™ Funds. Though it is anticipated that the Fund will not currently invest in the StocksPLUS® TR Short Strategy Fund, the Fund may invest in this Underlying PIMCO Fund in the future, without shareholder approval, at the discretion of PIMCO. The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Please see the “Description of the Underlying PIMCO Funds” in this prospectus for more information about the Underlying PIMCO Funds.

The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Fund’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration and StocksPLUS® Total Return Funds normally will not exceed 50% of total assets. In addition, the Fund’s combined investments in the CommodityRealReturn Strategy, Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets. The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Fund’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Fund is classified as “nondiversified” for purposes of the 1940 Act because it may invest in a limited number of Underlying PIMCO Funds. However, since certain of the Underlying PIMCO Funds in which the Fund invests are classified as diversified for purposes of the 1940 Act, the Fund may indirectly diversify its portfolio.

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Fund may invest in additional PIMCO Funds created in the future.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk	• Underlying PIMCO Fund Risks	• Issuer Non-Diversification Risk

The principal risks of investing in the Underlying PIMCO Funds, and consequently the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk • Commodity Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Real Estate Risk • Emerging Markets Risk • Currency Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk • Tax Risk • Subsidiary Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying PIMCO Funds and an investment in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the Barclays Capital U.S. TIPS 1-10 Year Index (formerly named the Lehman Brothers U.S. TIPS 1-10 Year Index). The Fund’s secondary benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”) (specifically, the CPI for All Urban Consumers). The CPI measures inflation as experienced by consumers in their day-to-day living expenses. Specifically, the CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. The CPI is periodically determined by the U.S. Department of Labor, Bureau of Labor Statistics. The Fund believes that this secondary benchmark reflects the Fund’s long-term investment strategy more accurately than the Barclays Capital U.S. TIPS 1-10 Year Index. For more information on the Fund’s benchmarks, see the Average Annual Total Returns table on the next page.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), Administrative Class shares (December 31, 2002) and Class D shares (April 30, 2003), performance information shown in the table for these classes is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class P, Administrative Class and Class D shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

7	PIMCO Funds

PIMCO All Asset Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	9.75%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Qtr. ‘03)	6.21%
Lowest (4th Qtr. ‘08)	-8.26%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (7/31/02)
Institutional Class Return Before Taxes	-15.48%	2.86%	6.47%
Institutional Class Return After Taxes on Distributions(1)	-17.25%	0.62%	4.25%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-9.96%	1.25%	4.36%
Class P Return Before Taxes	-15.45%	2.79%	6.38%
Administrative Class Return Before Taxes	-15.65%	2.61%	6.22%
Class D Return Before Taxes	-15.93%	2.24%	5.83%
Barclays Capital U.S. TIPS 1-10 Year Index(2)	-2.43%	3.80%	4.93%
Consumer Price Index + 500 Basis Points(3)	5.21%	7.91%	7.67%
Lipper Flexible Portfolio Funds Average(4)	-24.58%	1.22%	4.37%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the other classes will vary.

(2)

Barclays Capital U.S. TIPS 1-10 Year is an unmanaged index market comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers. The index does not reflect deductions for fees, expenses or taxes.

(3)

CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(4)

Lipper Flexible Portfolio Funds Average is a total return performance average of funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including domestic common stocks, bond and money market instruments with a focus on total return. Performance does not reflect deductions for taxes.

Prospectus	8

PIMCO All Asset Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses (including Underlying PIMCO Fund fees) you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.225%	0.325%	0.225%	0.375%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)(3)	0.84	0.84	0.84	0.84
Total Annual Fund Operating Expenses(4)(5)	1.065	1.165	1.315	1.465
Expense Reduction(6)(7)	(0.02)	(0.02)	(0.02)	(0.02)
Net Annual Fund Operating Expenses(8)	1.045	1.145	1.295	1.445

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D, the supervisory and administrative fee of 0.20% is included in the Management Fees and is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.45% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) for the Fund are based upon the allocation of the Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds during the most recently completed fiscal year. Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) include interest expense of 0.18%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(5)

Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 0.885%, 0.985%, 1.135% and 1.285% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

(6)

PIMCO has contractually agreed, through July 31, 2010, for the All Asset Fund, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(7)

The Expense Reduction, as described in footnote 6 above, is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) listed in the table above and described in footnote 3. Please see the Management of the Funds—Fund of Funds Fees section of this prospectus for additional information.

(8)

Net Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 0.865%, 0.965%, 1.115% and 1.265% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$107	$333	$577	$1,277
Class P	117	364	630	1,392
Administrative Class	132	411	710	1,562
Class D	147	457	790	1,730

9	PIMCO Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Prospectus	10

PIMCO All Asset All Authority Fund	Ticker Symbols: PAUIX (Inst. Class) PAUPX (Class P) N/A (Admin. Class) PAUDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Underlying PIMCO Funds Average Portfolio Duration No Limitation	Credit Quality No Limitation Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares of any other fund of the Trust except the All Asset, Global Multi-Asset and the RealRetirement™ Funds. The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Please see the “Descriptions of the Underlying PIMCO Funds” in this prospectus for more information about the Underlying PIMCO Funds.

The Fund may invest in any or all of the Underlying PIMCO Funds, but will not normally invest in every Underlying PIMCO Fund at any particular time. The Fund’s investment in any particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Fund’s investment in the StocksPLUS® TR Short Strategy Fund normally will not exceed 20% of its total assets. The Fund’s combined investments in the Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, Small Cap Stocks PLUS® TR, StocksPLUS®, StocksPLUS® Long Duration and StocksPLUS® Total Return Funds (“U.S. Stock Funds”) normally will not exceed 50% of its total assets. The Fund’s combined investments in the EM Fundamental IndexPLUS™ TR Strategy, International StocksPLUS® TR Strategy (Unhedged), and International StocksPLUS® TR Strategy (U.S. Dollar-Hedged) Funds, (“Non-U.S. Stock Funds”) normally will not exceed 33 1/3% of its total assets. The Fund’s combined investments in the U.S. Stock Funds and Non-U.S. Stock Funds (less any investment in the StocksPLUS® TR Short Strategy Fund) normally will not exceed 66  2/3% of its total assets. In addition, the Fund’s combined investments in the CommodityRealReturn Strategy, Real Return, Real Return Asset and RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Fund’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Fund’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Fund’s asset allocation sub-adviser has the flexibility to reallocate the Fund’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time. The Fund is classified as “nondiversified” for purposes of the 1940 Act because it may invest in a limited number of Underlying PIMCO Funds. However, since certain of the Underlying PIMCO Funds in which the Fund invests are classified as diversified for purposes of the 1940 Act, the Fund may indirectly diversify its portfolio.

The Fund may use leverage by borrowing for investment purposes. The Fund will borrow only from banks, and only when the value of the Fund’s assets, minus its liabilities other than borrowings, equals or exceeds 300% of the Fund’s total borrowings, including the proposed borrowing. If at any time this 300% coverage requirement is not met, the Fund will, within three business days, decrease its borrowings to the extent required. Borrowing requires the payment of interest and other loan costs. To make such payments, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. At times when the Fund’s borrowings are substantial, the interest expense to the Fund may result in the Fund having little or no investment income. The use of leverage by borrowing creates the potential for greater gains to shareholders of the Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. In addition, the Underlying PIMCO Funds may engage in certain transactions that give rise to a form of leverage.

11	PIMCO Funds

PIMCO All Asset All Authority Fund (continued)

The Fund is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may therefore increase the amount of taxes payable by shareholders. In addition to investing in the Underlying PIMCO Funds, at the discretion of PIMCO and without shareholder approval, the Fund may invest in additional PIMCO Funds created in the future.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

• Allocation Risk • Leveraging Risk	• Underlying PIMCO Fund Risks	• Issuer Non-Diversification Risk

The principal risks of investing in the Underlying PIMCO Funds, and consequently the Fund, which could adversely affect the Fund’s net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk • Commodity Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Real Estate Risk • Emerging Markets Risk • Currency Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk • Tax Risk • Subsidiary Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks associated with the Underlying PIMCO Funds and an investment in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the S&P 500 Index. The Fund’s secondary benchmark is a benchmark created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”) (specifically, the CPI for All Urban Consumers). The CPI measures inflation as experienced by consumers in their day-to-day living expenses. Specifically, the CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. The CPI is periodically determined by the U.S. Department of Labor, Bureau of Labor Statistics. The Fund believes that this secondary benchmark reflects the Fund’s long-term investment strategy more accurately than the S&P 500 Index. For more information on the Fund’s benchmarks, see the Average Annual Total Returns table on the next page.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (July 10, 2008) and Class D shares (July 29, 2005), performance information shown in the table for these classes is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by these classes of shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Prospectus	12

PIMCO All Asset All Authority Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	9.86%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Qtr. ‘04)	6.31%
Lowest (3rd Qtr. ‘08)	-6.72%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (10/31/03)
Institutional Class Return Before Taxes	-6.92%	4.73%	5.51%
Institutional Class Return After Taxes on Distributions(1)	-8.84%	2.47%	3.13%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-4.23%	2.79%	3.39%
Class P Return Before Taxes	-6.98%	4.52%	5.29%
Class D Return Before Taxes	-7.52%	4.09%	4.85%
S&P 500 Index(2)	-37.00%	-2.19%	-0.98%
Consumer Price Index + 650 Basis Points(3)	6.79%	9.53%	9.35%
Lipper Flexible Portfolio Funds Average(4)	-24.58%	1.22%	2.15%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the other classes will vary.

(2)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(3)

CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(4)

Lipper Flexible Portfolio Funds Average is a total return performance average of funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including domestic common stocks, bond and money market instruments with a focus on total return. Performance does not reflect deductions for taxes.

13	PIMCO Funds

PIMCO All Asset All Authority Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.25%	0.35%	0.25%	0.40%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)(3)	0.98	0.98	0.98	0.98
Other Expenses(4)	0.30	0.23	0.30	0.30
Total Annual Fund Operating Expenses(5)(6)	1.53	1.56	1.78	1.93

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.20% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.45% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) for the Fund are based upon an allocation of the Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds for the most recent fiscal year. Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses) include interest expense of 0.24%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

“Other Expenses” reflect interest expense of the Fund. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(5)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(6)

Total Annual Fund Operating Expenses excluding interest expense of the Fund and Underlying PIMCO Funds is 0.99%, 1.09%, 1.24% and 1.39%, for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$155	$482	$833	$1,820
Class P	158	492	848	1,853
Administrative Class	181	559	963	2,091
Class D	196	605	1,040	2,250

Prospectus	14

PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund	Ticker Symbols: PEFIX (Inst. Class) PEFPX (Class P) PEFAX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmarks	Fund Focus Enhanced RAFI® Emerging Markets Fundamental Index derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the FTSE RAFI® Emerging Markets Index (the “Index”) and the MSCI Emerging Markets Index (the “Secondary Index”) by investing under normal circumstances in derivatives based on the Enhanced RAFI® Emerging Markets Fundamental Index (“Enhanced RAFI EM”), an enhanced, performance recalibrated version of the Index, backed by a diversified short to intermediate duration portfolio comprised of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Index, the Secondary Index and Enhanced RAFI EM are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund is normally expected to primarily use Enhanced RAFI EM derivatives in place of Enhanced RAFI EM stocks to attempt to equal or exceed the daily performance of the Index and the Secondary Index. The values of Enhanced RAFI EM derivatives closely track changes in the value of Enhanced RAFI EM. However, Enhanced RAFI EM derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates®, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of the Enhanced RAFI EM by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI EM for purposes of developing Enhanced RAFI EM derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index consists of the largest constituent companies by fundamental accounting value which satisfy the Enhanced RAFI EM selection criteria. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization such as the Secondary Index, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI EM is a recalibrated version of the Index that may incorporate additional factors designed to improve performance and/or reduce volatility. Enhanced RAFI EM may include a broader array of stocks than the Index and may be further recalibrated to reflect price momentum in underlying stock prices. The Fund seeks to remain invested in Enhanced RAFI EM derivatives or Enhanced RAFI EM stocks even when Enhanced RAFI EM is declining. The Fund’s Secondary Index is a market capitalization weighted index that is designed to measure equity market performance of emerging markets.

The Fund typically will seek to gain exposure to Enhanced RAFI EM by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI EM from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI EM derivatives by providing model portfolios of Enhanced RAFI EM securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI EM to the Fund. Because Enhanced RAFI EM is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. In addition to or instead of Enhanced RAFI EM swaps, the Fund may invest in other derivative instruments, “baskets” of stocks, individual securities, and exchange traded funds to maintain emerging markets equity exposure.

15	PIMCO Funds

PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund (continued)

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. With respect to the Fund’s fixed income investments, the Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Enhanced RAFI EM derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI EM stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk	• Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Institutional Class	Class P	Administrative Class
Management Fees(1)	1.25%	1.35%	1.25%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25
Total Annual Fund Operating Expenses	1.25	1.35	1.50

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Fund—Management Fees” for additional information.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$127	$397	$686	$1,511
Class P	137	428	739	1,624
Administrative Class	153	474	818	1,791

Prospectus	16

PIMCO Fundamental Advantage Total Return Strategy Fund	Ticker Symbols: PFATX (Inst. Class) N/A (Class P) N/A (Admin. Class) PFSDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management

Fund Focus

Long exposure to Enhanced RAFI™ 1000 hedged by short exposure to the S&P 500 Index, backed by a portfolio of Fixed Income Instruments

Average Collateral Fixed
Income Duration

See description below

Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index (the “S&P 500”), backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. Enhanced RAFI® 1000 and the S&P 500 are further described below. The Fund’s strategy with respect to maintaining long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 can be characterized as “market neutral” because it seeks to maintain a low correlation to the fluctuation of the U.S. equity market as a whole while returning the relative appreciation (or depreciation) of Enhanced RAFI® 1000 over the S&P 500.

Enhanced RAFI® 1000 is a performance recalibrated version of the FTSE RAFI® 1000 Index, which is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, Enhanced RAFI® 1000 is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years), and may incorporate additional factors, including but not limited to the quality of corporate earnings, the risk of financial distress and the quality of corporate governance/accounting practices. Indexes based on market capitalization, including but not limited to the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Enhanced RAFI® 1000 seeks to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. The S&P 500 is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to maintain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 even when Enhanced RAFI® 1000 is underperforming relative to the S&P 500.

The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500. The Fund typically will seek to simultaneously gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500, each in an amount, under normal circumstances, approximately equal to the Fund’s net assets. While the Fund will, under normal circumstances, seek to maintain approximately equal value exposure in its long positions in Enhanced RAFI® 1000 and short positions in the S&P 500 in an effort to offset the effects on the Fund’s performance of general stock market movements, PIMCO may increase or decrease the Fund’s long exposure to Enhanced RAFI® 1000 or the Fund’s short exposure to the S&P 500 when PIMCO deems it appropriate to do so. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or when PIMCO otherwise deems it appropriate to do so, the Fund may invest in, or take short positions in, other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000 relative to the S&P 500. The Fund also may invest in exchange traded funds.

The values of derivatives based on Enhanced RAFI® 1000 and the S&P 500 should closely track changes in the value of Enhanced RAFI® 1000 and the S&P 500. However, these derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Fund’s assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio

17	PIMCO Funds

PIMCO Fundamental Advantage Total Return Strategy Fund (continued)

duration which normally varies from a one year minimum to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may also invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Although the Fund seeks to protect against equity market risk arising from its long exposure to Enhanced RAFI® 1000 by maintaining short exposure to the S&P 500, under certain conditions, generally in a market where Enhanced RAFI® 1000 underperforms relative to the S&P 500 and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.89%	0.99%	0.89%	1.04%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.59	0.59	0.59	1.46
Total Annual Fund Operating Expenses(4)	1.48	1.58	1.73	2.75

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.89%, 0.99%, 1.14% and 1.29% for Institutional, Class P, Administrative Class and Class D shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$151	$468	$808	$1,768
Class P	161	499	860	1,878
Administrative Class	176	545	939	2,041
Class D	278	853	1,454	3,080

Prospectus	18

PIMCO Fundamental IndexPLUS™ Fund	Ticker Symbols: PFPIX (Inst. Class) N/A (Class P) PFPAX (Admin. Class) PFPDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the FTSE RAFI® 1000 Index	Fund Focus Enhanced RAFI® 1000 derivatives backed by a short duration portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration ≤ 1 year	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the FTSE RAFI® 1000 Index (the “Index”) by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced, performance recalibrated version of the Index (“Enhanced RAFI® 1000”), backed by a portfolio of short-term Fixed Income Instruments. The Index and Enhanced RAFI® 1000 are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund uses Enhanced RAFI® 1000 derivatives in addition to or in place of Enhanced RAFI® 1000 stocks to attempt to equal or exceed the daily performance of the Index. The values of Enhanced RAFI® 1000 derivatives should closely track changes in the value of Enhanced RAFI® 1000. However, Enhanced RAFI® 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The Index is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value, which includes accounting data found in a company’s annual report, selected from the constituents of a proprietary U.S. stock universe. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI® 1000 is a performance recalibrated version of the Index that incorporates additional factors including, but not limited to, the quality of corporate earnings, the risk of financial distress and the quality of corporate governance/accounting practices, and recalibrates existing factors utilized in the Index that affect a company’s fundamental drivers of value. Enhanced RAFI® 1000 may also be rebalanced more frequently than the Index. The Fund seeks to remain invested in Enhanced RAFI® 1000 derivatives or Enhanced RAFI® 1000 stocks even when Enhanced RAFI® 1000 is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI® 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI® 1000 derivatives by providing model portfolios of Enhanced RAFI® 1000 securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI® 1000 to the Fund. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000.

Though the Fund does not normally invest directly in Enhanced RAFI® 1000 securities, when Enhanced RAFI® 1000 derivatives appear to be overvalued relative to Enhanced RAFI® 1000, the Fund may invest all of its assets in a “basket” of Enhanced RAFI® 1000 stocks. In the alternative, the Fund may invest all of its assets in a “basket” of Index stocks. The Fund also may invest in exchange traded funds.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Enhanced RAFI® 1000 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® 1000 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Market Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the FTSE RAFI® 1000 Index, which is described above under “Principal Investments and Strategies”. The Fund’s secondary benchmark is the S&P 500 Index, which is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. For more information on the Fund’s benchmarks, see the Average Annual Total Returns table on the next page.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class D shares (December 29, 2006), performance information shown in the table for Class D is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares. Class P of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

19	PIMCO Funds

PIMCO Fundamental IndexPLUS™ Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	2.11%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘06)	6.78%
Lowest (4th Qtr. ‘08)	-25.87%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (06/30/05)
Institutional Class Return Before Taxes	-45.59%	-9.51%
Institutional Class Return After Taxes on Distributions(1)	-45.88%	-11.39%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-29.63%	-8.61%
Administrative Class Return Before Taxes	-45.76%	-9.75%
Class D Return Before Taxes	-45.84%	-9.88%
FTSE RAFI® 1000 Index(2)	-39.99%	-6.95%
S&P 500 Index(3)	-37.00%	-5.70%
Lipper Specialty Diversified Equity Funds Average(4)	-16.36%	-0.43%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the other classes will vary.

(2)

FTSE RAFI® 1000 Index is part of the FTSE RAFI® Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of nonmarket cap weighted indices, the FTSE RAFI Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI® US 1000 Index comprises the largest 1000 US-listed companies by fundamental value, selected from the constituents of the FTSE US All Cap Index, part of the FTSE Global Equity Index Series (GEIS). The total return index calculations add the income a stock’s dividend provides to the performance of the index. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(4)

Lipper Specialty Diversified Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.70%	0.80%	0.70%	0.85%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.49	0.49	0.50	0.61
Total Annual Fund Operating Expenses(4)	1.19	1.29	1.45	1.71

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.70%, 0.80%, 0.95% and 1.10% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$121	$378	$654	$1,443
Class P	131	409	708	1,556
Administrative Class	148	459	792	1,735
Class D	174	539	928	2,019

Prospectus	20

PIMCO Fundamental IndexPLUS™ TR Fund	Ticker Symbols: PXTIX (Inst. Class) PIXPX (Class P) PXTAX (Admin. Class) PIXDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the FTSE RAFI® 1000 Index	Fund Focus Enhanced RAFI® 1000 derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the FTSE RAFI® 1000 Index (the “Index”) by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced, performance recalibrated version of the Index (“Enhanced RAFI® 1000”), backed by a portfolio of short and intermediate maturity Fixed Income Instruments. The Index and Enhanced RAFI® 1000 are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund uses Enhanced RAFI® 1000 derivatives in addition to or in place of Enhanced RAFI® 1000 stocks to attempt to equal or exceed the daily performance of the Index. The values of Enhanced RAFI® 1000 derivatives should closely track changes in the value of Enhanced RAFI® 1000. However, Enhanced RAFI® 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value, which includes accounting data found in a company’s annual report, selected from the constituents of a proprietary U.S. stock universe. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI® 1000 is a performance recalibrated version of the Index that incorporates additional factors including, but not limited to, the quality of corporate earnings, the risk of financial distress, and the quality of corporate governance/accounting practices, and recalibrates existing factors utilized in the Index that affect a company’s fundamental drivers of value. Enhanced RAFI® 1000 may also be rebalanced more frequently than the Index. The Fund seeks to remain invested in Enhanced RAFI® 1000 derivatives or Enhanced RAFI® 1000 stocks even when Enhanced RAFI® 1000 is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI® 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI® 1000 derivatives by providing model portfolios of Enhanced RAFI® 1000 securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI® 1000 to the Fund. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000.

Though the Fund does not normally invest directly in Enhanced RAFI® 1000 securities, when Enhanced RAFI® 1000 derivatives appear to be overvalued relative to Enhanced RAFI® 1000, the Fund may invest all of its assets in a “basket” of Enhanced RAFI® 1000 stocks. In the alternative, the Fund may invest all of its assets in a “basket” of Index stocks. The Fund also may invest in exchange traded funds.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Enhanced RAFI® 1000 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® 1000 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the FTSE RAFI® 1000 Index, which is described above under “Principal Investments and Strategies.” The Fund’s secondary benchmark is the S&P 500 Index, which is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. For more information on the Fund’s benchmarks, see the Average Annual Total Returns table on the next page.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class P shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

21	PIMCO Funds

PIMCO Fundamental IndexPLUS™ TR Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	12.37%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ‘06)	8.25%
Lowest (4th Qtr. ‘08)	-23.88%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (06/30/05)
Institutional Class Return Before Taxes	-43.67%	-8.37%
Institutional Class Return After Taxes on Distributions(1)	-43.96%	-10.62%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-28.23%	-7.83%
Class P Return Before Taxes	-43.71%	-8.48%
Administrative Class Return Before Taxes	-43.79%	-8.60%
Class D Return Before Taxes	-43.85%	-8.72%
FTSE RAFI® 1000 Index(2)	-39.99%	-6.95%
S&P 500 Index(3)	-37.00%	-5.70%
Lipper Specialty Diversified Equity Funds Average(4)	-16.36%	-0.43%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the other classes will vary.

(2)

FTSE RAFI® 1000 Index is part of the FTSE RAFI® Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of nonmarket cap weighted indices, the FTSE RAFI Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI® US 1000 Index comprises the largest 1000 US-listed companies by fundamental value, selected from the constituents of the FTSE US All Cap Index, part of the FTSE Global Equity Index Series (GEIS). The total return index calculations add the income a stock’s dividend provides to the performance of the index. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(4)

Lipper Specialty Diversified Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.79%	0.89%	0.79%	0.94%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.81	0.84	0.87	0.88
Total Annual Fund Operating Expenses(4)	1.60	1.73	1.91	2.07

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.79%, 0.89%, 1.04% and 1.19% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$163	$505	$871	$1,900
Class P	176	545	939	2,041
Administrative Class	194	600	1,032	2,233
Class D	210	649	1,114	2,400

Prospectus	22

PIMCO Global Multi-Asset Fund	Ticker Symbols: PGAIX (Inst. Class) PGAPX (Class P) PGAAX (Admin. Class) PGMDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index	Fund Focus A combination of affiliated and unaffiliated funds, securities and other instruments Average Portfolio Duration No Limitation	Credit Quality No Limitation Dividend Frequency Declared and distributed quarterly

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional investment managers. PIMCO uses a three-step approach in seeking to achieve the Fund’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps daily and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Fund.

The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, Fixed Income Instruments, equity securities, forwards and derivatives. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Fund may invest, without limitation, in any funds of the Trust, except the All Asset, All Asset All Authority and RealRetirement® Funds. Please see the “Description of the Underlying PIMCO Funds” in this prospectus for more information about the Underlying PIMCO Funds. The Fund will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Fund seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Fund will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred stock, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in this prospectus, and in other equity-related Acquired Funds). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The Fund may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “GMA Subsidiary”), and the CommodityRealReturn Strategy Fund®, an Underlying PIMCO Fund). The GMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. As discussed in greater detail elsewhere in this prospectus, the GMA Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund may invest up to 25% of its total assets in the GMA Subsidiary. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in high yield securities (“junk bonds”). The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries.

The Fund is classified as “non-diversified” for purposes of the 1940 Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Fund may invest are classified as diversified for purposes of the 1940 Act, the Fund may indirectly diversify its portfolio.

Target Asset Allocation and Relative Value Strategies

The Fund’s assets are not allocated according to a predetermined blend of shares of the Acquired Funds and/or direct investments in securities, instruments and other investments. Instead, when making allocation decisions among the Acquired Funds, securities, instruments and other investments, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and

23	PIMCO Funds

PIMCO Global Multi-Asset Fund (continued)

securities and commodities markets. These factors include projected growth trends in the U.S. and non-U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, and labor information. PIMCO uses these factors to help determine the Fund’s target asset allocation and to identify potentially attractive relative value and risk hedging strategies. PIMCO has the flexibility to reallocate the Fund’s assets among any or all of the investment exposures represented by affiliated or unaffiliated funds, or invest directly in securities, instruments and other investments, based on its ongoing analyses of the global economy and financial markets. While these analyses are performed daily, material shifts in investment exposures typically take place over longer periods of time.

Risk Hedging Strategies	As part of its investment process, PIMCO will seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce the Fund’s exposure to certain severe, unanticipated market events that could significantly detract from returns.

Investment Selection	Once the target asset allocation, relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Please see the “Descriptions of the Underlying PIMCO Funds” section in this prospectus for a summary of the Underlying PIMCO Funds and their principal investment strategies. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and the Underlying PIMCO Funds’ prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks	The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect the Fund’s net asset value, yield and total return, are:

• Allocation Risk • Acquired Fund Risk • Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Commodity Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Real Estate Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk • Tax Risk • Subsidiary Risk

Please see “Summary of Principal Risks” below for a description of these and other risks associated with the Acquired Funds and an investment in the Fund.

Performance Information	The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Returns Table is included.

Prospectus	24

PIMCO Global Multi-Asset Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.95%	1.05%	0.95%	1.30%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Acquired Fund Fees and Expenses(3)	0.54	0.54	0.54	0.54
Total Annual Fund Operating Expenses(4)(5)	1.49	1.59	1.74	2.09
Expense Reduction(6)	(0.43)	(0.43)	(0.43)	(0.43)
Net Annual Fund Operating Expenses(7)	1.06	1.16	1.31	1.66

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an allocation of the Fund’s assets among the Acquired Funds, for the most recent fiscal year, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.24%. Interest expense is based on the amounts incurred during such Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.25%, 1.35%, 1.50% and 1.85% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

(5)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(6)

PIMCO has contractually agreed, through July 31, 2010, to waive, first, the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the advisory fee and supervisory and administrative fee are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

(7)

Net Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 0.82%, 0.92%, 1.07% and 1.42% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Institutional Class	$108	$337	$585	$1,294
Class P	118	368	638	1,409
Administrative Class	133	415	718	1,579
Class D	169	523	902	1,965

25	PIMCO Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Prospectus	26

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	Ticker Symbols: PSKIX (Inst. Class) PPLPX (Class P) PSKAX (Admin. Class) PPUDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Non-U.S. equity derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe Australasia Far East (“EAFE”) Net Dividend Index (the “Index”). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on an unhedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund’s equity exposure will not be hedged into U.S. dollars. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations, if any, in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class P shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

27	PIMCO Funds

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	10.04%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ‘07)	5.26%
Lowest (3rd Qtr. ‘08)	-22.93%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (11/30/06)
Institutional Class Return Before Taxes	-42.72%	-17.93%
Institutional Class Return After Taxes on Distributions(1)	-43.23%	-19.91%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-27.66%	-15.74%
Class P Return Before Taxes	-42.75%	-17.97%
Administrative Class Return Before Taxes	-42.79%	-18.08%
Class D Return Before Taxes	-42.88%	-18.34%
MSCI EAFE Net Dividend Index (USD Unhedged)(2)	-43.38%	-18.70%
Lipper International Multi-Cap Core Funds Average(3)	-43.02%	-17.82%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the other classes will vary.

(2)

MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

Lipper International Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time and typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.64%	0.74%	0.64%	0.79%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	1.04	0.99	1.05	1.04
Total Annual Fund Operating Expenses(4)	1.68	1.73	1.94	2.08

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.64%, 0.74%, 0.89% and 1.04% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$171	$530	$913	$1,987
Class P	176	545	939	2,041
Administrative Class	197	609	1,047	2,264
Class D	211	652	1,119	2,410

Prospectus	28

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	Ticker Symbols: PISIX (Inst. Class) PIUHX (Class P) N/A (Admin. Class) PIPDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe, Australasia, and Far East (“EAFE”) Net Dividend Index, hedged to U.S. dollars (the “Index”). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on a hedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Class P and the Administrative Class of the Fund have not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

29	PIMCO Funds

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	14.58%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ‘05)	10.95%
Lowest (4th Qtr. ‘08)	-15.49%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (10/30/03)(4)
Institutional Class Return Before Taxes	-40.26%	1.47%	2.40%
Institutional Class Return After Taxes on Distributions(1)	-40.26%	-1.40%	-0.55%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-26.15%	-0.05%	0.69%
Class D Return Before Taxes	-40.52%	1.00%	1.93%
MSCI EAFE Net Dividend Hedged USD Index(2)	-39.90%	1.85%	2.55%
Lipper International Multi-Cap Core Funds Average(3)	-43.02%	1.66%	3.24%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the other classes will vary.

(2)

MSCI EAFE Net Dividend Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

Lipper International Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time and typically have 25% to 75% of their assets invested in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index. Performance does not reflect deductions for taxes.

(4)	The Fund began operations on 10/30/03. Index comparisons began on 10/31/03.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.75%	0.85%	0.75%	0.90%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	1.70	1.70	1.70	1.82
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses(4)(5)	2.46	2.56	2.71	2.98

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.45% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.70% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)

The Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(5)	Total Annual Fund Operating Expenses excluding interest expense is 0.76%, 0.86%, 1.01% and 1.16% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$249	$766	$1,309	$2,794
Class P	259	796	1,359	2,893
Administrative Class	274	841	1,434	3,039
Class D	297	909	1,546	3,259

Prospectus	30

PIMCO Real Return Asset Fund	Ticker Symbols: PRAIX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with prudent investment management	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 20% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. Treasury Inflation Notes 10+ Years Index (formerly named the Lehman Brothers U.S. Treasury Inflation Notes 10+ Years Index) will be calculated using the same conversion factors. The effective duration of this Fund normally varies within four years (plus or minus) of the effective duration of the Barclays Capital U.S. Treasury Inflation Notes 10+ Years Index, which as of June 30, 2009 was 8.43 years.

The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may gain exposure to the commodity markets by investing in commodity-linked derivatives. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Commodity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

31	PIMCO Funds

PIMCO Real Return Asset Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	8.23%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (3rd Qtr. ‘02)	10.63%
Lowest (3rd Qtr. ‘08)	-8.02%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Year	Fund Inception (11/12/01)(4)
Institutional Class Return Before Taxes	-6.06%	3.88%	6.76%
Institutional Class Return After Taxes on Distributions(1)	-9.14%	1.40%	4.30%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-3.82%	1.92%	4.42%
Barclays Capital U.S. Treasury Inflation Notes 10+ Year Index(2)	-1.72%	4.95%	7.22%
Lipper Treasury Inflation-Protected Securities Fund Average(3)	-3.98%	3.27%	4.58%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

Barclays Capital U.S. Treasury Inflation Notes 10+ Year Index is an unmanaged index market comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Prior to November 1, 2008, this index was published by Lehman Brothers.

(3)

Lipper Treasury Inflation-Protected Securities Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in inflation-indexed fixed income securities issued in the United States. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. Performance does not reflect deductions for taxes.

(4)	The Fund began operations on 11/12/01. Index comparisons began on 10/31/01.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Administrative Class
Management Fees(1)	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(2)	0.16	0.16
Total Annual Fund Operating Expenses(3)	0.71	0.96

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

Other Expenses reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	Total Annual Fund Operating Expenses excluding interest expense is 0.55% and 0.80% for Institutional Class and Administrative Class, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$73	$227	$395	$883
Administrative Class	98	306	531	1,178

Prospectus	32

PIMCO RealEstateRealReturn Strategy Fund	Ticker Symbols: PRRSX (Inst. Class) PETPX (Class P) N/A (Admin. Class) PETDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Real estate-linked derivatives backed by a portfolio of inflation-indexed and other Fixed Income Instruments Average Collateral Fixed Income Duration ≤ 10 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The value of real estate-linked derivative instruments may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses. The Fund may also invest directly in real estate investment trusts (“REIT”) and in common and preferred stocks as well as convertible securities of issuers in real estate-related industries. The Fund may also invest in exchange traded funds.

The Fund typically will seek to gain exposure to the real estate market by investing in REIT total return swap agreements. In a typical REIT swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Investments in REIT swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs, including changes in the value of underlying properties, defaults by borrowers or tenants, revisions to the Internal Revenue Code of 1986, as amended (the “Code”), changes in interest rates and poor performance by those managing the REITs. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both real estate derivatives and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Real Estate Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class P shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

33	PIMCO Funds

PIMCO RealEstateRealReturn Strategy Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	-3.37%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘04)	18.79%
Lowest (4th Qtr. ‘08)	-46.39%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (10/30/03)(4)
Institutional Class Return Before Taxes	-47.15%	-1.03%	0.78%
Institutional Class Return After Taxes on Distributions(1)	-47.15%	-8.32%	-6.86%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-30.65%	-3.22%	-1.91%
Class P Return Before Taxes	-47.17%	-1.11%	0.69%
Class D Return Before Taxes	-47.29%	-1.48%	0.32%
Dow Jones U.S. Select REIT Total Return Index(2)	-39.20%	0.63%	2.06%
Lipper Real Estate Funds Average(3)	-39.92%	-0.67%	0.79%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the other classes will vary.

(2)

Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 2009, this index was named Dow Jones Wilshire REIT Total Return Index. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

(3)

Lipper Real Estate Funds Average is a total return performance average of funds tracked by Lipper, Inc, that invests at least 65% of its portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Performance does not reflect deductions for taxes.

(4)	The Fund began operations on 10/30/03. Index comparisons began on 10/31/03.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.74%	0.84%	0.74%	0.89%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.14	0.16	0.14	0.09
Total Annual Fund Operating Expenses(4)	0.88	1.00	1.13	1.23

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.74%, 0.84%, 0.99% and 1.14% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$90	$281	$488	$1,084
Class P	102	318	552	1,225
Administrative Class	115	359	622	1,375
Class D	125	300	676	1,489

Prospectus	34

RealRetirement® Funds	Ticker Symbols:
PIMCO RealRetirement® 2010 Fund	PRIEX (Inst. Class)/ PTNPX (Class P)/ PRNAX (Admin. Class)/ PTNDX (Class D)
PIMCO RealRetirement® 2020 Fund	PRWIX (Inst. Class)/ PTYPX (Class P)/ PFNAX (Admin. Class)/ PTYDX (Class D)
PIMCO RealRetirement® 2030 Fund	PRLIX (Inst. Class)/ PEHPX (Class P)/ PNLAX (Admin. Class)/ PEHDX (Class D)
PIMCO RealRetirement® 2040 Fund	PROIX (Inst. Class)/ POFPX (Class P)/ PEOAX (Admin. Class)/ POFDX (Class D)
PIMCO RealRetirement® 2050 Fund	PRMIX (Inst. Class)/ PFYPX (Class P)/ POTAX (Admin. Class)/ PFYDX (Class D)

Investment Objectives of the Funds	The Funds seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Principal Investments and Strategies	The RealRetirement® Funds (the “Funds”) are intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. Each Fund is managed for investors planning to retire or begin withdrawing portions of their investments in the Fund’s target year as indicated in the Fund’s name. For example, the RealRetirement® 2020 Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2020. This is the “self-elected” year of retirement for the investors in that fund. The Funds’ primary difference is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the Fund’s name. The Funds’ allocations are intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of each Fund nears. An investment in a RealRetirement Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the RealRetirement Fund’s name. There is no guarantee that the RealRetirement Fund will provide adequate income at and through your retirement.

In managing the Funds, PIMCO uses a four-step approach consisting of 1) developing and re-evaluating a long-term asset allocation “glide path”; 2) performing tactical allocation adjustments around the glide path; 3) developing a series of relative value strategies designed to add value beyond the target allocation; and 4) utilizing hedging techniques to manage risks.

Each Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, Fixed Income Instruments, equity securities, forwards and derivatives. Each Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. Each Fund may invest, without limitation, in any funds of the Trust, except the All Asset Fund, the All Asset All Authority Fund and the Global Multi-Asset Fund. Please see the “Description of the Underlying PIMCO Funds” in this prospectus for more information about the Underlying PIMCO Funds. Each Fund may directly invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. Each Fund may also directly invest, without limitation, in securities and instruments that are economically tied to emerging market countries. With respect to direct investments, each Fund may also invest up to 10% of its total assets in preferred stocks.

Each Fund is classified as “non-diversified” for purposes of the 1940 Act because it may invest in a limited number of Underlying PIMCO Funds and other investments. However, since certain of the Underlying PIMCO Funds in which the Funds invest are classified as diversified for purposes of the 1940 Act, the Funds may indirectly diversify their portfolios.

Asset Allocation “Glide Path”	The Funds’ long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes, with an emphasis on asset classes that can protect against inflation over time. This is achieved by emphasizing allocations to “real” assets, such as Treasury-Inflation Protected Securities (“TIPS”), commodities, and real estate, which compliment exposures from traditional assets, such as U.S. and international equities, U.S. bonds and short-term instruments. The glide path changes over time, generally becoming more conservative as a Fund approaches the target date. PIMCO may choose to modify the target asset allocations of the glide path from time to time. These changes are not expected to occur frequently.

The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date.

35	PIMCO Funds

RealRetirement® Funds (continued)

Each Fund’s current glide path asset allocation is based on its target date, which is the year in the name of each Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a Fund targeting an earlier date represents a more conservative choice; choosing a Fund targeting a later date represents a more aggressive choice.

Tactical Allocation Adjustments and Relative Value Strategies	PIMCO may vary the Funds’ actual asset allocation exposures from what is specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. These tactical allocation adjustments are driven by PIMCO’s secular and cyclical views, which are formulated by considering various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. These factors include projected growth trends in the U.S. and non- U.S. economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity, fixed income, commodity and real estate markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances, labor information and relevant legislative or public policy changes. These “top down” macro economic factors, as well as more micro “bottom up” factors that are unique to narrowly defined market sectors, are used to identify attractive relative value strategies. These strategies seek to modestly enhance the Funds’ returns in a manner that does not materially alter the broader asset allocation exposures. When reallocating the Funds’ investment exposures, PIMCO may do so by adjusting the mix of affiliated or unaffiliated funds, or by investing directly in securities, instruments and other investments, based on its ongoing analyses of the global economy, financial markets and the relative valuation and risks presented by the aforementioned vehicles and instruments. While PIMCO can adjust the Funds’ investment exposures daily, including the vehicles or instruments used to gain those exposures, material shifts in investment exposures typically take place over longer periods of time.

Risk Hedging Strategies	As part of its investment process, PIMCO will also seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce a Fund’s exposure to certain severe, unanticipated market events that could significantly detract from returns.

Prospectus	36

RealRetirement® Funds (continued)

Investment Selection	Once the tactical asset allocation adjustments relative value strategies and risk hedging strategies have been determined, PIMCO then evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Please see the “Descriptions of the Underlying PIMCO Funds” section in this prospectus for a summary of the Underlying PIMCO Funds and their principal investment strategies. Additional information for these Underlying PIMCO Funds can be found in the Statement of Additional Information and the Underlying PIMCO Funds’ prospectuses and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without shareholder notification.

Principal Risks	Each Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Funds which could adversely affect their net asset value, yield and total return are:

• Allocation Risk • Acquired Fund Risk • Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Commodity Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Real Estate Risk • Emerging Markets Risk • Currency Risk	• Issuer Non-Diversification Risk • Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk • Tax Risk • Subsidiary Risk

Please see “Summary of Principal Risks” below for a description of these and other risks associated with the Underlying PIMCO Funds and an investment in the Funds.

Performance Information	The Funds do not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included.

37	PIMCO Funds

RealRetirement® Funds (continued)

Fees and Expenses of the Funds	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Funds:

RealRetirement® 2010 Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.75%	0.85%	0.75%	1.10%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Acquired Fund Fees and Expenses(3)	0.95	0.95	0.95	0.95
Total Annual Fund Operating Expenses(4)(5)	1.70	1.80	1.95	2.30
Expense Reduction(6)	(0.52)	(0.52)	(0.50)	(0.48)
Net Annual Fund Operating Expenses(7)	1.18	1.28	1.45	1.82

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D, the supervisory and administrative fee of 0.40% is included in the Management Fees and is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an allocation of the Fund’s assets for the most recent fiscal year among the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.44%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(5)

Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.26%, 1.36%, 1.51% and 1.86% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

(6)

PIMCO has contractually agreed to waive the advisory fee and the administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

(7)

Net Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 0.74%, 0.84, 1.01% and 1.38% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$120	$375	$649	$1,432
Class P	130	406	702	1,545
Administrative Class	148	459	792	1,735
Class D	185	573	985	2,137

Prospectus	38

RealRetirement® Funds (continued)

RealRetirement® 2020 Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.75%	0.85%	0.75%	1.10%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Acquired Fund Fees and Expenses(3)	1.03	1.03	1.03	1.03
Total Annual Fund Operating Expenses(4)(5)	1.78	1.88	2.03	2.38
Expense Reduction(6)	(0.53)	(0.53)	(0.53)	(0.42)
Net Annual Fund Operating Expenses(7)	1.25	1.35	1.50	1.96

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D, the supervisory and administrative fee of 0.40% is included in the Management Fees and is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an allocation of the Fund’s assets among the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.49%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(5)

Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.29%, 1.39%, 1.54% and 1.89% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

(6)

PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the advisory fee and supervisory and administrative fee are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

(7)

Net Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 0.76%, 0.86%, 1.02% and 1.47% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$127	$397	$686	$1,511
Class P	137	428	739	1,624
Administrative Class	153	474	818	1,791
Class D	199	615	1,057	2,285

39	PIMCO Funds

RealRetirement® Funds (continued)

RealRetirement® 2030 Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.80%	0.90%	0.80%	1.15%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Acquired Fund Fees and Expenses(3)	1.08	1.08	1.08	1.08
Total Annual Fund Operating Expenses(4)(5)	1.88	1.98	2.13	2.48
Expense Reduction(6)	(0.54)	(0.54)	(0.54)	(0.42)
Net Annual Fund Operating Expenses(7)	1.34	1.44	1.59	2.06

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D, the supervisory and administrative fee of 0.40% is included in the Management Fees and is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an allocation of the Fund’s assets among the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.52%. Interest expense is based on the amounts incurred during an Underlying PIMCO Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of such Underlying PIMCO Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Underlying PIMCO Fund’s use of those investments (like reverse purchase agreements) as an investment strategy. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(5)

Total Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 1.36%, 1.46%, 1.61% and 1.96% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

(6)

PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the advisory fee and supervisory and administrative fee are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

(7)

Net Annual Fund Operating Expenses excluding interest expense of the Underlying PIMCO Funds is 0.82%, 0.92%, 1.07% and 1.54% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$136	$425	$734	$1,613
Class P	147	456	787	1,724
Administrative Class	162	502	866	1,889
Class D	209	646	1,108	2,390

Prospectus	40

RealRetirement® Funds (continued)

RealRetirement® 2040 Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.85%	0.95%	0.85%	1.20%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Acquired Fund Fees and Expenses(3)	1.13	1.13	1.13	1.13
Total Annual Fund Operating Expenses(4)	1.98	2.08	2.23	2.58
Expense Reduction(5)	(0.52)	(0.52)	(0.52)	(0.52)
Net Annual Fund Operating Expenses	1.46	1.56	1.71	2.06

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D, the supervisory and administrative fee of 0.40% is included in the Management Fees and is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an allocation of the Fund’s assets among the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recently completed fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(5)

PIMCO has contractually agreed through July 31, 2010 to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the advisory fee and supervisory and administrative fee are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$149	$462	$797	$1,746
Class P	159	493	850	1,856
Administrative Class	174	539	928	2,019
Class D	209	646	1,108	2,390

41	PIMCO Funds

RealRetirement® Funds (continued)

RealRetirement® 2050 Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.85%	0.95%	0.85%	1.20%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Acquired Fund Fees and Expenses(3)	1.16	1.16	1.16	1.16
Total Annual Fund Operating Expenses(4)	2.01	2.11	2.26	2.61
Expense Reduction(5)	(0.49)	(0.49)	(0.49)	(0.49)
Net Annual Fund Operating Expenses	1.52	1.62	1.77	2.12

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D, the supervisory and administrative fee of 0.40% is included in the Management Fees and is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

Acquired Fund Fees and Expenses for the Fund are based upon an allocation of the Fund’s assets among the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, and upon the total annual operating expenses of Acquired Funds, including the Institutional Class shares of the Underlying PIMCO Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying PIMCO Fund for the most recent fiscal year, please see the Annual Underlying PIMCO Fund Expenses table in this prospectus.

(4)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund, as set forth in the Financial Highlights table of this prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying PIMCO Fund Expenses.

(5)

PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the advisory fee and supervisory and administrative fee are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$155	$480	$829	$1,813
Class P	165	511	881	1,922
Administrative Class	180	557	959	2,084
Class D	215	664	1,139	2,452

Prospectus	42

PIMCO Small Cap StocksPLUS® TR Fund	Ticker Symbols: PSCSX (Inst. Class) PCKPX (Class P) N/A (Admin. Class) PCKDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the Russell 2000® Index	Fund Focus Russell 2000® Index derivatives backed by a diversified portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses Russell 2000® Index derivatives instead of Russell 2000® Index stocks to attempt to equal or exceed the daily performance of the Russell 2000® Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of Russell 2000® Index derivatives should closely track changes in the value of the index. However, Russell 2000® Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. As of June 30, 2009, the Russell 2000® Index’s average market capitalization (dollar-weighted) was $763 million. The Fund seeks to remain invested in Russell 2000® Index derivatives or Russell 2000® Index stocks even when the Russell 2000® Index is declining.

Though the Fund does not normally invest directly in Russell 2000® Index securities, when Russell 2000® Index derivatives appear to be overvalued relative to the Russell 2000® Index, the Fund may invest all of its assets in a “basket” of Russell 2000® Index stocks. The Fund also may invest in exchange traded funds based on the Russell 2000® Index.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Russell 2000® Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Russell 2000® Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008), performance information shown in the table for Class P is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class P shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

43	PIMCO Funds

PIMCO Small Cap StocksPLUS® TR Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	8.08%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (1st Qtr. ‘07)	2.81%
Lowest (4th Qtr. ‘08)	-23.47%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (3/31/06)
Institutional Class Return Before Taxes	-31.05%	-10.71%
Institutional Class Return After Taxes on Distributions(1)	-31.20%	-11.46%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-20.15%	-9.25%
Class P Return Before Taxes	-31.15%	-10.79%
Class D Return Before Taxes	-31.43%	-11.12%
Russell 2000® Index(2)	-33.79%	-13.20%
Lipper Specialty Diversified Equity Funds Average(3)	-16.36%	-1.83%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the other classes will vary.

(2)

Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

Lipper Specialty Diversified Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.69%	0.79%	0.69%	0.84%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.33	0.36	0.33	0.49
Total Annual Fund Operating Expenses(4)	1.02	1.15	1.27	1.58

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.69%, 0.79%, 0.94% and 1.09% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$104	$325	$563	$1,248
Class P	117	365	633	1,398
Administrative Class	129	403	697	1,534
Class D	161	499	860	1,878

Prospectus	44

PIMCO StocksPLUS® Fund	Ticker Symbols: PSTKX (Inst. Class) PSKPX (Class P) PPLAX (Admin. Class) PSPDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 Index derivatives backed by a short duration portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration ≤ 1 year	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the daily performance of the S&P 500. The value of S&P 500 derivatives should closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares. Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For the period prior to the inception date of the Class P shares (April 30, 2008), performance information shown in the bar chart and table is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class P shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

45	PIMCO Funds

PIMCO StocksPLUS® Fund (continued)

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	10.20%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Qtr. ‘03)	15.21%
Lowest (4th Qtr. ‘08)	-25.89%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	-45.42%	-5.34%	-2.57%
Institutional Class Return After Taxes on Distributions(1)	-47.26%	-7.20%	-4.65%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-29.01%	-5.11%	-2.90%
Class P Return Before Taxes	-45.36%	-5.32%	-2.54%
Administrative Class Return Before Taxes	-45.47%	-5.55%	-2.88%
Class D Return Before Taxes	-45.59%	-5.70%	-3.06%
S&P 500 Index(2)	-37.00%	-2.19%	-1.38%
Lipper Large-Cap Core Fund Average(3)	-37.17%	-2.82%	-1.66%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the other classes will vary.

(2)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in the index.

(3)

Lipper Large-Cap Core Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.50%	0.60%	0.50%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.60	0.63	0.56	0.63
Total Annual Fund Operating Expenses(4)	1.10	1.23	1.31	1.53

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.50%, 0.60%, 0.75% and 0.90% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$112	$350	$606	$1,340
Class P	125	390	676	1,489
Administrative Class	133	415	718	1,579
Class D	156	483	834	1,824

Prospectus	46

PIMCO StocksPLUS® Long Duration Fund	Ticker Symbols: PSLDX (Inst. Class) N/A (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmarks consistent with prudent investment management	Fund Focus S&P 500 Index derivatives backed by a portfolio of long-term Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark indexes, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the “Indexes”), by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the Indexes. The Fund typically will seek to gain long exposure to the S&P 500 Index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within two years (plus or minus) of the duration of the Barclays Capital Long-Term Government/Credit Index (formerly named the Lehman Brothers Long-Term Government/Credit Index), which as of June 30, 2009 was 11.60 years. The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives and/or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the S&P 500 Index, which is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund’s secondary benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Capital Long-Term Government/Credit Index and subtracting 3-Month LIBOR (London Interbank Offered Rate). The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more. The 3-Month LIBOR is an average interest rate, determined by the British Bankers’ Association, that banks charge one another for the use of short-term money (3 months) in the U.K. Eurodollar market. This blend is intended to represent a portfolio which obtains 100% exposure to the S&P 500 Index via derivatives in exchange for the payment of 3-Month LIBOR, and invests the capital in a long duration bond portfolio. The Fund believes that this self-blended benchmark reflects the Fund’s investment strategy more accurately than the S&P 500 Index.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risk of investing in the Fund by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

47	PIMCO Funds

PIMCO StocksPLUS® Long Duration Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	-1.60%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Qtr. ‘08)	-5.27%
Lowest (3rd Qtr. ‘08)	-13.46%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	Fund Inception (8/31/07)
Institutional Class Return Before Taxes	-33.13%	-23.72%
Institutional Class Return After Taxes on Distributions(1)	-33.38%	-24.57%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-21.52%	-20.31%
S&P 500 Index(2)	-37.00%	-29.08%
S&P 500 Index + Barclays Capital Long-Term Government/Credit Index—3 Month LIBOR(3)	-34.96%	-25.81%
Lipper Specialty Diversified Equity Funds Average(4)	-16.36%	-12.40%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(3)

The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Capital Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. Prior to November 1, 2008, this index was published by Lehman Brothers. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

(4)

Lipper Specialty Diversified Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc, that, by portfolio practice, invest in all market capitalization ranges without restriction. These funds typically have distinctly different strategies and performance, resulting in a low coefficient of determination (r-squared) compared to other U.S. diversified equity funds. Performance does not reflect deductions for taxes.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Administrative Class
Management Fees(1)	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	N/A	0.25
Other Expenses(2)	0.22	0.22
Total Annual Fund Operating Expenses(3)	0.81	1.06

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. See “Management of the Funds—Management Fees” for additional information.
(2)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(3)	Total Annual Fund Operating Expenses excluding interest expense is 0.59% and 0.94% for the Institutional Class and Administrative Class, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$83	$259	$450	$1,002
Administrative Class	108	337	585	1,294

Prospectus	48

PIMCO StocksPLUS® Total Return Fund	Ticker Symbols: PSPTX (Inst. Class) PTOPX (Class P) N/A (Admin. Class) PSTDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500 Index	Fund Focus S&P 500 Index derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 Index derivatives closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class P shares (April 30, 2008) and Class D shares (July 31, 2003), performance information shown in the table for these classes is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class P and Class D shares. The Administrative Class of the Fund has not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

49	PIMCO Funds

PIMCO StocksPLUS® Total Return Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	6.47%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (2nd Qtr. ‘03)	17.34%
Lowest (4th Qtr. ‘08)	-22.30%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (6/28/02)(4)
Institutional Class Return Before Taxes	-42.97%	-3.58%	0.45%
Institutional Class Return After Taxes on Distributions(1)	-44.77%	-6.47%	-2.08%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	-27.83%	-3.79%	-0.35%
Class P Return Before Taxes	-42.92%	-3.58%	0.46%
Class D Return Before Taxes	-43.06%	-3.92%	0.11%
S&P 500 Index(2)	-37.00%	-2.19%	0.51%
Lipper Large-Cap Core Fund Average(3)	-37.17%	-2.82%	-0.38%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for the other classes will vary.

(2)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index

(3)

Lipper Large-Cap Core Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Performance does not reflect deductions for taxes.

(4)	The Fund began operations on 6/28/02. Index comparisons began on 6/30/02.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.64%	0.74%	0.64%	0.79%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	1.92	1.81	1.92	1.90
Total Annual Fund Operating Expenses(4)	2.56	2.55	2.81	2.94

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.64%, 0.74%, 0.89% and 1.04% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$259	$796	$1,360	$2,895
Class P	258	793	1,355	2,885
Administrative Class	284	872	1,484	3,138
Class D	297	910	1,548	3,261

Prospectus	50

PIMCO StocksPLUS® TR Short Strategy Fund	Ticker Symbols: PSTIX (Inst. Class) PSPLX (Class P) N/A (Admin. Class) PSSDX (Class D)

Principal Investments and Strategies	Investment Objective Seeks total return through the implementation of short investment positions on the S&P 500 Index	Fund Focus Short S&P 500 Index derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing primarily in short positions with respect to the S&P 500 Index (the “Index”) or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations summarized below. The Fund will generally benefit when the price of the Index is declining. When the Index is rising, the Fund will generally not perform as well. Fixed Income Instruments owned by the Fund may also benefit or detract from the Fund’s net asset value. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long equity positions. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index due to compounding, PIMCO’s active management, Fund fees and expenses and other factors discussed below.

The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest all of its assets in such instruments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund’s exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund may purchase call options on Index futures contracts or on other similar Index derivatives in an effort to limit the total potential decline in the Fund’s net asset value during a market in which prices of securities are rising or expected to rise. Because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be taxable as short-term gains or losses. However, a portion of the gains or losses from certain types of derivatives, including futures contracts on broad-based stock indexes in which the Fund may choose to invest, will be taxable as long-term gains or losses.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also invest up to 10% of its total assets in preferred stocks.

Although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of the Index on a daily basis, the Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods. Because the value of the Fund’s derivatives short positions move in the opposite direction from the value of the Index each day, for periods greater than one day, the effect of compounding may result in the performance of these derivatives positions, and the Fund’s performance attributable to those positions, to be either greater than or less than the inverse of the Index performance for such periods, and the extent of the variation could be substantial due to market volatility and other factors. In addition, the combination of income and capital gains or losses derived from the Fixed Income Instruments serving as cover for the Fund’s short positions, coupled with the ability of the Fund to reduce or limit short exposure, as described above, may result in an imperfect inverse correlation between the performance of the Index and the performance of the Fund. It is possible for the Fund to experience a negative return when the Index is declining, and vice verse. Further, there are a number of other reasons why changes in the value of derivatives positions may not correlate exactly (either positively or inversely) with an index or which may otherwise prevent a mutual fund or its positions from achieving such correlation, as described under “Summary of Principal Risks—Derivatives Risk” and “Characteristics and Risks of Securities and Investment Techniques—Derivatives—Correlation Risk.”

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information	The Fund measures its performance against two benchmarks. The Fund’s primary benchmark is the S&P 500 Index, which is an unmanaged market index comprised of large-cap U.S. equity securities, generally considered representative of the stock market as a whole. The Fund’s performance may vary inversely with the value of the S&P 500 Index on a daily basis, subject to certain limitations. The Fund’s secondary benchmark is the Inverse of S&P 500 Index, which is an approximate negative equivalent of the return of the S&P 500 Index and is calculated by compounding the daily inverse of the S&P 500 Index total return. The Fund believes that the secondary benchmark reflects the Fund’s investment strategy more accurately than the S&P 500 Index. For more information on the Fund’s benchmarks, see the Average Annual Total Returns table on the next page. It may be reasonable to expect significant differences between the Fund’s performance and that of the secondary benchmark as well as potentially significant differences between the Fund’s primary and secondary benchmarks due to compounding and other considerations.

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. For periods prior to the inception date of Class D shares (July 31, 2006), performance information shown in the table for Class D is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Class D shares. Class P and the Administrative Class of the Fund have not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

51	PIMCO Funds

PIMCO StocksPLUS® TR Short Strategy Fund (continued)

Calendar Year Total Returns — Institutional Class

Calendar Year End (through 12/31)

More Recent Return Information

1/1/09–6/30/09	0.76%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest (4th Qtr. ‘08)	25.08%
Lowest (4th Qtr. ‘04)	-7.40%

Average Annual Total Returns (for periods ended 12/31/08)

	1 Year	5 Years	Fund Inception (7/23/03)(5)
Institutional Class Return Before Taxes	48.56%	9.02%	7.73%
Institutional Class Return After Taxes on Distributions(1)	37.25%	6.07%	5.03%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	44.83%	6.92%	5.86%
Class D Return Before Taxes	47.70%	8.56%	7.27%
S&P 500 Index(2)	-37.00%	-2.19%	0.24%
Inverse of S&P 500 Index(3)	50.01%	0.58%	-1.85%
Lipper Dedicated Short-Bias Fund Average(4)	27.31%	-1.31%	-4.36%

(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The Fund’s performance may vary inversely with the value of the index on a daily basis, subject to certain limitations. The index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. Effective July 31, 2009, the Fund selected the S&P 500 Index as its primary benchmark in replacement of the Inverse of S&P 500 Index, which the Fund retains as its secondary benchmark. The Fund added the S&P 500 Index to facilitate a comparison of the Fund’s performance to the S&P 500 Index.

(3)

Inverse of S&P 500 Index is an approximate negative equivalent of the return of the S&P 500 Index and is calculated by compounding the daily inverse of the S&P 500 Index total return. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market It is not possible to invest directly in an unmanaged index. The index does not reflect deductions for fees, expenses or taxes.

(4)

Lipper Dedicated Short-Bias Fund Average is a total return performance average of funds tracked by Lipper, Inc. that employ portfolio strategies consistently creating a “net short” exposure to the market. This classification also includes short-only funds, i.e., funds that pursue short sales of stock or stock index options. Performance does not reflect deductions for taxes.

(5)	The Fund began operations on 7/23/03. Index comparisons began on 7/31/03.

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class, Class P, Administrative Class or Class D shares of the Fund:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Institutional Class	Class P	Administrative Class	Class D
Management Fees(1)	0.69%	0.79%	0.69%	0.84%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25	0.25(2)
Other Expenses(3)	0.74	0.74	0.74	1.31
Total Annual Fund Operating Expenses(4)	1.43	1.53	1.68	2.40

(1)

“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by the Fund to PIMCO. For Class D shares, Management Fees reflect the portion of the supervisory and administrative fee of 0.40% that is not reflected under Distribution and/or Service (12b-1) Fees. See “Management of the Funds—Management Fees” for additional information.

(2)

The Fund’s supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. Up to 0.25% per year of the total fees paid under the supervision and administration agreement may be distribution and/or service (12b-1) fees. The Fund will pay a total of 0.65% per year under the supervision and administration agreement regardless of whether any portion of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Management Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the FINRA.

(3)

“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the Fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Fund for accounting purposes, but the amount of interest expense (if any) will vary with the Fund’s use of those investments (like reverse repurchase agreements) as an investment strategy.

(4)	Total Annual Fund Operating Expenses excluding interest expense is 0.69%, 0.79%, 0.94% and 1.09% for Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class, Class P, Administrative Class or Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$146	$452	$782	$1,713
Class P	156	483	834	1,824
Administrative Class	171	530	913	1,987
Class D	243	748	1,280	2,736

Prospectus	52

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

As the Global Multi-Asset Fund and the RealRetirement® Funds may invest in shares of Acquired Funds including Underlying PIMCO Funds, the risks of investing in the Global Multi-Asset Fund and the RealRetirement® Funds may be closely related to the risks associated with the Acquired Funds, including Underlying PIMCO Funds, and their investments. However, as the Global Multi-Asset Fund and the RealRetirement® Funds may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Funds may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section only to “Funds” includes the Global Multi-Asset Fund, RealRetirement® Funds, Acquired Funds and the Underlying PIMCO Funds.

Allocation Risk	The All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds’ investment performance depends upon how their assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the asset allocation sub-adviser (in the case of the All Asset and All Asset All Authority Funds) or PIMCO (in the case of the Global Multi-Asset and RealRetirement® Funds) will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser or PIMCO, as applicable, attempts to identify investment allocations that will provide consistent, quality performance for each Fund, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser or PIMCO, as applicable, will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Underlying PIMCO Fund Risks	Because the All Asset and All Asset All Authority invest substantially all of their assets in Underlying PIMCO Funds, the risks associated with investing in the Funds are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Funds to achieve their investment objectives will depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved.

The All Asset and All Asset All Authority Funds’ net asset value will fluctuate in response to changes in the net asset values of the Underlying PIMCO Funds in which they invest. The extent to which the investment performance and risks associated with the All Asset and All Asset All Authority Fund correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the All Asset and All Asset All Authority Fund’s assets are allocated from time to time for investment in the Underlying PIMCO Fund, which will vary.

53	PIMCO Funds

Acquired Fund Risk	Because the Global Multi-Asset Fund and RealRetirement® Funds may invest their assets in Acquired Funds, the risks associated with investing in the Global Multi-Asset and RealRetirement® Funds may be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Global Multi-Asset Fund and RealRetirement® Funds to achieve their investment objectives may depend upon the ability of the Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved.

The Global Multi-Asset and RealRetirement® Funds’ net asset values will fluctuate in response to changes in the net asset values of the Acquired Funds in which they invest. The extent to which the investment performance and risks associated with the Global Multi-Asset and RealRetirement® Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the Global Multi-Asset and RealRetirement® Funds’ assets are allocated from time to time for investment in the Acquired Fund, which will vary.

Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Credit Risk	A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings . Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

High Yield Risk	Funds that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic

Prospectus	54

conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk	The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Derivatives Risk	Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation.

Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or the derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests. Further, in the case of Funds that attempt to produce returns from short derivatives positions which correlate inversely with the performance of an index on a daily basis, such as the PIMCO StocksPLUS® TR Short Strategy Fund, for periods greater than one day, the effect of compounding may result in the performance of the derivatives, and the Fund’s performance attributable to those positions, to be either greater than or less than the inverse of the index performance, and the extent of the variation could be substantial due to market volatility and other factors. See “Characteristics and Risks of Securities and Investment Techniques—Derivatives—Correlation Risk.”

55	PIMCO Funds

A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The GMA Subsidiary may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the GMA Subsidiary and to the extent the All Asset, All Asset All Authority and RealRetirement® Funds invest in the CommodityRealReturn Strategy Fund®, an Underlying PIMCO Fund, the All Asset, All Asset All Authority and RealRetirement® Funds, may be more susceptible to risks associated with those sectors.

Equity Risk	The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk	Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk	A Fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

Real Estate Risk

A Fund that invests in real estate-linked derivative instruments is subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a

Prospectus	56

real estate investment trust (“REIT”) is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Emerging Markets Risk	Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities that are economically tied to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk	If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Issuer Non-Diversification Risk	Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.” Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

To the extent that the All Asset and All Asset All Authority Funds invest a significant portion of their assets in an Underlying PIMCO Fund, the All Asset and All Asset All Authority Funds will be particularly sensitive to the risks associated with that Underlying PIMCO Fund. To the extent that the Global Multi-Asset Fund and RealRetirement® Funds invest a significant portion of their assets in an Acquired Fund, the Global Multi-Asset Fund and RealRetirement® Funds will be particularly sensitive to the risks associated with that Acquired Fund. For a discussion of risks associated with Underlying PIMCO Funds and Acquired Funds, please see “Underlying PIMCO Fund Risk” and “Acquired Fund Risk” above.

Leveraging Risk	Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk. The GMA Subsidiary (as described under “Characteristics and Risks of Securities and Investment Techniques—Investments in the Wholly-Owned Subsidiary”) will comply with these asset segregation or “earmarking” requirements to the same extent as the Global Multi-Asset Fund. The Funds also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities (or the value of the Underlying PIMCO Funds in the case of the All Asset and All Asset All Authority Funds or the Acquired Funds in the case of the Global Multi-Asset Fund and RealRetirement®).

57	PIMCO Funds

Smaller Company Risk	The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volumes than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Management Risk	The Funds, the GMA Subsidiary and certain Acquired Funds are subject to management risk because they are actively managed investment portfolios. PIMCO, or in the case of a fund that is not managed by PIMCO, such other fund’s investment adviser and sub-adviser, as applicable, and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, the Subsidiaries and the Acquired Funds, as applicable, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives. Because the Fundamental IndexPLUS™ Fund, Fundamental IndexPLUS™ TR Fund and Fundamental Advantage Total Return Strategy Fund invest in derivatives that are linked to Enhanced RAFI® 1000, and because the EM Fundamental IndexPLUS™ TR Strategy Fund an Underlying PIMCO Fund, invests in derivatives that are linked to Enhanced RAFI® Emerging Markets Fundamental Index, they will be subject to the risks associated with the management of Enhanced RAFI™ 1000 and Enhanced RAFI® Emerging Markets Fundamental Index, respectively, by the sub-adviser to such Funds.

Short Sale Risk	A Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Tax Risk	The Global Multi-Asset Fund gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures. The Global Multi-Asset Fund may also gain exposure indirectly to commodity markets by investing in the GMA Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. In order for the Global Multi-Asset Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income.

As more fully described below under “Tax Consequences—A Note on the Global Multi-Asset Fund,” the Internal Revenue Service (the “IRS”) issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. However, the IRS has issued a private letter ruling in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary will also constitute qualifying income.

Based on such rulings, the Global Multi-Asset Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the GMA

Prospectus	58

Subsidiary. The use of commodity index-linked notes and investments in the GMA Subsidiary involves specific risks. See “Characteristics and Risks of Securities and Investment Techniques—Derivatives—A Note on the Global Multi-Asset Fund” below for further information regarding commodity index-linked notes, including the risks associated with these instruments. In addition, see “Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary” below for further information regarding the GMA Subsidiary, including the risks associated with investing in the GMA Subsidiary.

To the extent the All Asset, All Asset All Authority and the RealRetirement® Funds invest in the CommodityRealReturn Strategy Fund®, the use of the above noted investments by the Underlying PIMCO Fund could subject the shareholders of the Funds to risks similar to those described above.

Subsidiary Risk	By investing in the GMA Subsidiary, the Global Multi-Asset Fund is indirectly exposed to the risks associated with the GMA Subsidiary’s investments. The derivatives and other investments held by the GMA Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the GMA Subsidiary will be achieved.

The GMA Subsidiary is not is registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Global Multi-Asset Fund and/or the GMA Subsidiary to operate as described in this prospectus and Statement of Additional Information and could adversely affect the Global Multi-Asset Fund and, to the extent the All Asset, All Asset All Authority and RealRetirement® Funds invest in the CommodityRealReturn Strategy Fund®, the All Asset, All Asset All Authority and RealRetirement® Funds.

Management of the Funds

Investment Adviser and Administrator	PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. PIMCO also serves as the investment adviser for the GMA Subsidiary.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2009, PIMCO had approximately $841 billion in assets under management.

PIMCO has engaged Research Affiliates, LLC, a California limited liability company (“Research Affiliates”), to serve as the asset allocation sub-adviser to the All Asset and All Asset All Authority Funds and as the sub-adviser to the EM Fundamental IndexPLUS™ Strategy, Fundamental Advantage Total Return Strategy, Fundamental IndexPLUS™ and Fundamental IndexPLUS™ TR Funds. Research Affiliates is located at 620 Newport Center Drive, Suite 900, Newport Beach, CA 92660.

Management Fees	Each Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses Tables reflect both an advisory fee and a supervisory and administrative fee.

59	PIMCO Funds

•    Advisory Fee.  Each Fund pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended March 31, 2009, the Funds paid monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

	Advisory Fee
Fund Name	All Classes
All Asset Fund	0.175%
All Asset All Authority Fund	0.20%
EM Fundamental IndexPLUSTM TR Strategy Fund	0.85%
Fundamental Advantage Total Return Strategy Fund	0.64%
Fundamental IndexPLUSTM Fund	0.45%
Fundamental IndexPLUSTM TR Fund	0.54%
Global Multi-Asset Fund	0.90%
International StocksPLUS® TR Strategy Fund (Unhedged)	0.39%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.45%
RealEstateRealReturn Strategy Fund	0.49%
Real Return Asset Fund	0.30	%(1)
RealRetirement® 2010 Fund	0.70%
RealRetirement® 2020 Fund	0.70%
RealRetirement® 2030 Fund	0.75%
RealRetirement® 2040 Fund	0.80%
RealRetirement® 2050 Fund	0.80%
Small Cap StocksPLUS® TR Fund	0.44%
StocksPLUS® Fund	0.25%
StocksPLUS® Long Duration Fund	0.35%
StocksPLUS® Total Return Fund	0.39%
StocksPLUS® TR Short Strategy Fund	0.44%

(1)	Effective October 1, 2008, the Fund’s advisory fee was reduced by 0.05% to 0.30% per annum.

As the RealRetirement® Funds approach their target dates and their portfolios become more conservative, the RealRetirement® Funds’ investment advisory contract provides that certain RealRetirement® Funds’ advisory fee will periodically decrease over time according to set intervals. The following table provides information with respect to such advisory fee adjustments.

Advisory Fee Schedule (stated as a percentage of the average daily net assets of each RealRetirement® Fund taken separately)

Fund Name	March 31, 2008	April 1, 2015	April 1, 2020	April 1, 2025	April 1, 2030	April 1, 2035
RealRetirement® 2010 Fund	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
RealRetirement® 2020 Fund	0.70	0.70	0.70	0.70	0.70	0.70
RealRetirement® 2030 Fund	0.75	0.70	0.70	0.70	0.70	0.70
RealRetirement® 2040 Fund	0.80	0.75	0.75	0.70	0.70	0.70
RealRetirement® 2050 Fund	0.80	0.80	0.80	0.75	0.75	0.70

A discussion of the basis for the Board of Trustees’ approval of the Funds’ investment advisory contract and asset allocation sub-advisory agreements is available in the Funds’ Semi-Annual Report to shareholders for the fiscal half-year ended September 30, 2008. The EM Fundamental IndexPLUS TR Strategy and Global Multi-Asset Funds were not operational during this reporting period. A discussion of the basis for the Board of Trustees’ approval of the EM Fundamental IndexPLUS TR Strategy and Global Multi-Asset Funds’ investment advisory contract and the sub-advisory agreement for the EM Fundamental IndexPLUS TR Strategy is available in the Fund’s Annual Report to shareholders for the fiscal year ended March 31, 2009.

As discussed in its “Fund Summary—Principal Investments and Strategies” section, the Global Multi-Asset Fund may pursue its investment objective by investing in the GMA Subsidiary. The GMA Subsidiary has entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the GMA Subsidiary. In consideration of these services, the GMA Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Global Multi-Asset Fund in an amount equal to the management fee and the administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

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•    Supervisory and Administrative Fee.  Each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of each Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and (except for the All Asset, All Asset All Authority Global Multi-Asset and RealRetirement® Funds) fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

Each Fund will pay PIMCO monthly supervisory and administrative fees at the annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund) stated below. For Class D shares of a Fund, as described below under “12b-1 Plan for Class D Shares,” the supervision and administration agreement includes a plan adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the supervisory and administrative fee as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the “Annual Fund Operating Expenses” tables provided under “Fees and Expenses of the Fund” for each Fund that offers Class D shares shows the supervisory and administrative fees rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” and “Management Fees.” The table below shows the total supervisory and administrative fee rate, including the 0.25% fee adopted in conformity with Rule 12b-1.

For the fiscal year ended March 31, 2009, the Funds paid PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class’s shares taken separately):

	Supervisory and Administrative Fee
Fund Name	Institutional Class	Class P	Administrative Class	Class D
All Asset Fund	0.05%	0.15%	0.05%	0.45%(1)
All Asset All Authority Fund	0.05%	0.15%	0.05%	0.45%(1)
EM Fundamental IndexPLUSTM TR Strategy Fund	0.40%	0.50%	0.40%	N/A
Fundamental Advantage Total Return Strategy Fund	0.25%	0.35%	0.25%	0.65%
Fundamental IndexPLUSTM Fund	0.25%	0.35%	0.25%	0.65%
Fundamental IndexPLUSTM TR Fund	0.25%	0.35%	0.25%	0.65%
Global Multi-Asset Fund	0.05%	0.15%	0.05%	0.65%
International StocksPLUS® TR Strategy Fund (Unhedged)	0.25%	0.35%	0.25%	0.65%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.30%	0.40%	0.30%	0.70%
Real Return Asset Fund	0.25%	N/A	0.25%	N/A
RealEstateRealReturn Strategy Fund	0.25%	0.35%	0.25%	0.65%(2)
RealRetirement® 2010 Fund	0.05%	0.15%	0.05%	0.65%
RealRetirement® 2020 Fund	0.05%	0.15%	0.05%	0.65%
RealRetirement® 2030 Fund	0.05%	0.15%	0.05%	0.65%
RealRetirement® 2040 Fund	0.05%	0.15%	0.05%	0.65%
RealRetirement® 2050 Fund	0.05%	0.15%	0.05%	0.65%
Small Cap StocksPLUS® TR Fund	0.25%	0.35%	0.25%	0.65%
StocksPLUS® Fund	0.25%	0.35%	0.25%	0.65%
StocksPLUS® Long Duration Fund	0.24%	N/A	0.24%	N/A
StocksPLUS® Total Return Fund	0.25%	0.35%	0.25%	0.65%
StocksPLUS® TR Short Strategy Fund	0.25%	0.35%	0.25%	0.65%

(1)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was reduced by 0.20% to 0.45% per annum.
(2)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.65% per annum.

61	PIMCO Funds

12b-1 Plan for Class D Shares	The Funds’ supervision and administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D supervisory and administrative fees paid under the supervision and administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of the Funds’ Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

Underlying PIMCO Fund Fees	The All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds pay advisory and supervisory and administrative fees directly to PIMCO at the annual rates stated above, based on the average daily net assets attributable in the aggregate to each Fund’s shares. The Funds also indirectly pay their proportionate share of the advisory and supervisory and administrative fees charged by PIMCO to the Underlying PIMCO Funds in which each Fund invests.

PIMCO has contractually agreed, through July 31, 2010, for the All Asset Fund, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. Similarly, PIMCO has contractually agreed, through July 31, 2010, for the All Asset All Authority Fund, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

PIMCO has contractually agreed, through July 31, 2010, to waive, first, the supervisory and administrative fee and, to the extent necessary, the advisory fee it receives from the Global Multi-Asset Fund in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Global Multi-Asset Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the supervisory and administrative fee or the supervisory and administrative fee and advisory fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. Similarly, PIMCO has contractually agreed, through July 31, 2010, to waive, first the supervisory and administrative fee and, to the extent necessary, the advisory fee it receives from the RealRetirement® Funds in an amount equal to the expenses attributable to advisory and supervisory and administrative fees of Underlying PIMCO Funds indirectly incurred by the Funds in connection with the Funds’ investments in Underlying PIMCO Funds. These waivers renew annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The Acquired Fund Fees and Expenses shown in the Annual Fund Operating Expenses table for the All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds may be higher than the Underlying PIMCO Fund Expenses used for purposes of the expense reduction described above due to differences in the methods of calculation. The Acquired Fund Fees and Expenses, as required to be shown in the Annual Fund Operating Expenses table, are calculated using the total operating expenses for each Underlying PIMCO Fund over the Fund’s average net assets. The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described above are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Thus, the Acquired Fund Fees and Expenses listed in the Annual Fund Operating Expenses table will typically be higher than the Underlying PIMCO Fund Expenses used to calculate the expense reduction when

Prospectus	62

the All Asset, All Asset All Authority, Global Multi-Asset or RealRetirement® Funds employ leverage as an investment strategy.

The expenses associated with investing in a fund that may invest in other funds are generally higher than those for mutual funds that do not invest in other mutual funds. This is because shareholders in a fund that invest in other funds indirectly pay a portion of the fees and expenses charged at the underlying fund level. The All Asset and All Asset All Authority Funds (and the Global Multi-Asset and RealRetirement® Funds, to the extent they invest in Underlying PIMCO Funds), invest in Institutional Class shares of the Underlying PIMCO Funds, which are not subject to any sales charges or 12b-1 fees.

The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying PIMCO Funds. Because the All Asset and All Asset All Authority (and the Global Multi-Asset and RealRetirement® Funds, to the extent they invest in Underlying PIMCO Funds), invest in Institutional Class shares of the Underlying PIMCO Funds, shareholders of the All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds would indirectly bear a proportionate share of these expenses, depending on how the Funds’ assets are allocated from time to time among the Underlying PIMCO Funds.

Annual Underlying PIMCO Fund Expenses

(Based on the average daily net assets attributable to an Underlying PIMCO Fund’s Institutional Class shares (or Class M shares in the cases of the Government Money Market and Treasury Money Market Funds))

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Fund Operating Expenses
California Intermediate Municipal Bond Fund	0.445%	0.00%	0.445%
California Short Duration Municipal Income Fund	0.35%	0.00%	0.35%
CommodityRealReturn Strategy Fund®	0.74%	0.47%	1.21	%(3)
Convertible Fund	0.65%	0.01%	0.66%
Developing Local Markets Fund	0.85%	0.00%	0.85%
Diversified Income Fund	0.75%	0.04%	0.79%
EM Fundamental IndexPLUSTM TR Strategy Fund	1.25%	0.00%	1.25	%(4)
Emerging Markets Bond Fund	0.85%	0.03%	0.88%
Emerging Markets and Infrastructure Bond Fund	1.25%	0.02%	1.27	%(4)
Emerging Local Bond Fund	0.95%	0.00%	0.95%
Extended Duration Fund	0.50%	0.07%	0.57%
Floating Income Fund	0.55%	0.08%	0.63%
Foreign Bond Fund (U.S. Dollar-Hedged)	0.50%	0.20%	0.70%
Foreign Bond Fund (Unhedged)	0.50%	0.37%	0.87%
Fundamental Advantage Total Return Strategy Fund	0.89%	0.59%	1.48%
Fundamental IndexPLUSTM Fund	0.70%	0.49%	1.19%
Fundamental IndexPLUSTM TR Fund	0.79%	0.81%	1.60%
Global Advantage Strategy Bond Fund	0.70%	0.00%	0.70%
Global Bond Fund (U.S. Dollar-Hedged)	0.55%	0.49%	1.04%
Global Bond Fund (Unhedged)	0.55%	0.36%	0.91%
GNMA Fund	0.50%	0.16%	0.66%
Government Money Market Fund	0.18%	0.00%	0.18
High Yield Municipal Bond Fund	0.55%	0.00%	0.55	%(5)
High Yield Fund	0.55%	0.01%	0.56%
Income Fund	0.45%	0.61%	1.06	%(6)
International StocksPLUS® TR Strategy Fund (U.S. Hedged)	0.75%	1.71%	2.46%
International StocksPLUS® TR Strategy Fund (Unhedged)	0.64%	1.04%	1.68%
Investment Grade Corporate Bond Fund	0.50%	0.00%	0.50%
Long Duration Total Return Fund	0.50%	0.01%	0.51%
Long-Term Credit Fund	0.55%	0.00%	0.55%
Long Term U.S. Government Fund	0.475%	0.03%	0.505%
Low-Duration Fund	0.46%	0.03%	0.49%
Low Duration Fund II	0.50%	0.00%	0.50%
Low Duration Fund III	0.50%	0.70%	1.20%
Moderate Duration Fund	0.46%	0.08%	0.54%
Money Market Fund	0.32%	0.02%	0.34%
Mortgage-Backed Securities Fund	0.50%	1.10%	1.60%
MuniGO Fund	0.40%	0.09%	0.49	%(4)
Municipal Bond Fund	0.465%	0.00%	0.465%
New York Municipal Bond Fund	0.445%	0.00%	0.445%

63	PIMCO Funds

Underlying PIMCO Fund	Management Fees(1)	Other Expenses(2)	Total Fund Operating Expenses
Real Return Asset Fund	0.55%	0.16%	0.71%
Real Return Fund	0.45%	0.20%	0.65%
RealEstateRealReturn Strategy Fund	0.74%	0.14%	0.88%
Short Duration Municipal Income Fund	0.35%	0.00%	0.35%
Short Term Fund	0.45%	0.05%	0.50%
Small Cap StocksPLUS TR Fund	0.69%	0.33%	1.02%
StocksPLUS® Fund	0.50%	0.60%	1.10%
StocksPLUS® Long Duration Fund	0.59%	0.22%	0.81%
StocksPLUS® Total Return Fund	0.64%	1.92%	2.56%
StocksPLUS® TR Short Strategy Fund	0.69%	0.74%	1.43%
Total Return Fund	0.46%	0.18%	0.64%
Total Return II Fund	0.50%	0.50%	1.00%
Total Return III Fund	0.50%	0.32%	0.82%
Treasury Money Market Fund	0.18%	0.00%	0.18%
Unconstrained Bond Fund	0.90%	0.01%	0.91	%(4)
Unconstrained Tax Managed Bond Fund	0.70%	0.00%	0.70%

(1)	“Management Fees” reflect an advisory fee and a supervisory and administrative fee payable by an Underlying PIMCO Fund to PIMCO.
(2)

Other Expenses includes expenses such as organizational expenses, interest expenses, taxes, governmental fees, pro rata Trustees’ fees and acquired fund fees and expenses attributable to the Institutional Class shares. For the Unconstrained Bond Fund, Other Expenses are based on estimated amounts for the initial fiscal year of the Fund’s Institutional Class shares and include the Fund’s organizational expenses.

(3)

PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Fund in an amount equal to the management fee and administration fee, respectively, paid to PIMCO by the Fund’s Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(4)

PIMCO has contractually agreed, through July 31, 2010, to waive its supervisory and administrative fee, or reimburse the Fund, to the extent that, organizational expenses and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets attributable to Institutional Class (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed the Expense Limit.

(5)	PIMCO has contractually agreed, through July 31, 2010, to waive a portion of its advisory fee equal to 0.01% of average daily net assets.
(6)	PIMCO has contractually agreed, through July 31, 2010, to waive a portion of the Underlying PIMCO Fund’s advisory fee equal to 0.05% of average daily net assets.

Individual Portfolio Managers	The following individuals have primary responsibility for managing each of the noted Funds.

Fund	Portfolio Manager	Since		Recent Professional Experience

All Asset All Asset All Authority	Robert D. Arnott	7/02 10/03	* *	Chief Executive Officer, Research Affiliates LLC, since July 2002. Previously, Mr. Arnott was Chairman of First Quadrant, L.P. until April 2004. He joined First Quadrant in April 1988.

Real Return Asset RealEstateRealReturn Strategy	Mihir Worah	12/07 12/07		Managing Director, PIMCO. Mr. Worah is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team.

Fundamental Advantage Total Return Strategy

Fundamental IndexPLUS™

Fundamental IndexPLUS™ TR

International StocksPLUS® TR Strategy (Unhedged)

Small Cap StocksPLUS® TR

StocksPLUS®

StocksPLUS® Total Return

StocksPLUS® TR Short Strategy

	William H. Gross	2/08 5/05 5/05 11/06 3/06 6/02 1/98 7/03	* * * * * * *	Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. Mr. Gross has been associated with PIMCO since 1971.

Global Multi-Asset** RealRetirement® 2010 RealRetirement® 2020 RealRetirement® 2030 RealRetirement® 2040 RealRetirement® 2050	Vineer Bhansali	10/08 7/08 7/08 7/08 7/08 7/08	*	Dr. Bhansali is a Managing Director, a Portfolio Manager, the firm-wide head of analytics for portfolio management, and a senior member of PIMCO’s portfolio management group. Dr. Bhansali joined PIMCO in 2000, previously having been associated with Credit Suisse First Boston as a vice president in proprietary fixed-income trading.

Global Multi-Asset**	Mohamed El-Erian	10/08	*	CEO and Co-CIO, PIMCO. He re-joined PIMCO in December 2007 after serving for 2 years as President and CEO of Harvard Management Company (HMC), the entity that manages Harvard University’s endowment and related accounts. Dr. El-Erian also served as a member of the faculty of Harvard Business School and as deputy treasurer of Harvard University. Dr. El-Erian initially joined PIMCO in 1999 and was a Managing Director and a senior member of PIMCO’s portfolio management and investment strategy group.

Global Multi-Asset**	Curtis Mewbourne	10/08	*	Managing Director, PIMCO. He is a Portfolio Manager and senior member of PIMCO’s portfolio management and strategy group, specializing in credit portfolios. He joined PIMCO in 1999.

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Fund	Portfolio Manager	Since		Recent Professional Experience

International StocksPLUS® TR Strategy (U.S. Dollar-Hedged)	Chris Dialynas	5/08		Managing Director, PIMCO. He joined PIMCO in 1980 and is a senior member of PIMCO’s investment strategy group.

StocksPLUS® Long Duration	Stephen Rodosky	8/07	*	Executive Vice President, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.

*	Since inception of the Fund.
**	Mr. El-Erian has overall responsibility for managing the Global Multi-Asset Fund. Mr. Mewbourne is responsible for tactical allocations and Mr. Bhansali is responsible for risk management.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio managers, the portfolio managers’ compensation and the portfolio managers’ ownership of shares of the Funds.

Distributor	The Trust’s Distributor is Allianz Global Investors Distributors LLC (“AGID” or “Distributor”), an indirect subsidiary of Allianz Global Investors of America L.P. (“AGI”), PIMCO’s parent company. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”).

Regulatory and Litigation Matters	Since February 2004, PIMCO, Allianz Global Investors of America L.P. (“AGI”) (formerly known as Allianz Dresdner Asset Management of America L.P.) (PIMCO’s parent company), and certain of their affiliates, including the Trust and Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series) (a complex of mutual funds managed by affiliates of PIMCO), certain trustees of the Trust, and certain employees of PIMCO have been named as defendants in eleven lawsuits filed in various jurisdictions. These lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the Trust and Allianz Funds during specified periods, or as derivative actions on behalf of the Trust and Allianz Funds. These lawsuits seek, among other things, unspecified compensatory damages, plus interest, and in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

These actions generally allege that certain hedge funds were allowed to engage in “market timing” in certain funds of the Trust and Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements dated January 14, 2005 entered into with the derivative and class action plaintiffs, PIMCO, certain trustees of the Trust, and certain employees of PIMCO who were previously named as defendants have all been removed as defendants in the market timing actions; however, the plaintiffs continue to assert claims on behalf of the shareholders of the Trust or on behalf of the Trust itself against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust’s motion to dismiss claims asserted against it in a consolidated amended complaint where PIMCO Funds was named as a nominal defendant. Thus, at present PIMCO Funds is not a party to any “market timing” lawsuit.

PIMCO, a subsidiary of Allianz Global Investors of America L.P., and the Trust are the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. Management currently believes that the complaint is without merit and PIMCO and the Trust intend to vigorously defend against this action.

65	PIMCO Funds

In April 2006, certain registered investment companies and other funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain registered investment companies and other funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain registered investment companies and other funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. A Plan of Reorganization (the “Plan”) is currently under consideration by the Court in the underlying bankruptcy case. If the Plan is approved, it is expected that the adversary proceeding to which PIMCO and other funds managed by PIMCO (“PIMCO Entities”) are parties will be dismissed. It is not known at this time when the Plan may be approved, if at all. In the meantime, the adversary proceeding is stayed. This matter is not expected to have a material adverse effect on the relevant PIMCO Entities.

In October 2007 the PIMCO High Yield Fund, a series of the Trust, was named in an amended complaint filed in connection with an adversary proceeding brought by the Adelphia Recovery Trust relating to the bankruptcy of Adelphia Communications Corporation (“Adelphia”) in the Southern District of New York. The plaintiff alleged that investment banks and agent banks were instrumental in developing a form of financing for Adelphia and its affiliates, known as co-borrowing facilities. According to the amended complaint, the co-borrowing facilities facilitated Adelphia’s fraud and concealed its corporate looting, and the banks who structured or made the loans knew that Adelphia was misappropriating and misusing a significant portion of the proceeds. The amended complaint asserted that such bank loans were tainted and that the purchasers of bank debt, such as the PIMCO High Yield Fund, who received payments from Adelphia on account of the bank debt, received voidable payments subject to the infirmities caused by the conduct of their transferors. The amended complaint sought to recover the payments made by Adelphia or its affiliates to the defendants, including the PIMCO High Yield Fund, by reason of the co-borrowing facilities and the disgorgement of the consideration paid to the bank debt under the Adelphia plan of reorganization. No wrongdoing was alleged against the PIMCO High Yield Fund. PIMCO High Yield Fund and other non-agent lenders filed motions to dismiss all claims pleaded against them in the amended complaint. On June 27, 2008, the District Court Judge to whom the case was assigned issued an opinion dismissing all claims against the non-agent lenders, including PIMCO High Yield Fund. The Judge held that the plaintiff lacked standing to bring the claims since all creditors of the debtor in the Adelphia bankruptcy were paid in full. It is possible that the plaintiff could seek reconsideration of the Judge’s ruling or appeal the Judge’s decision to a higher court.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to the Funds. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

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Classes of Shares—

Institutional Class, Class P, Administrative Class and Class D Shares

The Trust offers investors Institutional Class, Class P, Administrative Class and Class D shares of the Funds in this prospectus.

The Funds do not charge any sales charges (loads) or other fees in connection with purchases, redemptions or exchanges of Institutional Class, Class P, Administrative Class or Class D shares of the Funds offered in this prospectus.

•    Service and Distribution (12b-1) Fees—Administrative Class Shares.  The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act.

Each Plan allows the Funds to use their Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for costs and expenses incurred in connection with providing certain administrative services to Administrative Class shareholders.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares, and Distribution Plan fees may cost an investor more than other types of sales charges.

•    Arrangements with Service Agents—Institutional Class, Class P and Administrative Class Shares.  Institutional Class, Class P and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

67	PIMCO Funds

In addition, PIMCO and/or its affiliates makes payments to selected brokers and other financial intermediaries (“service agents”) for providing administrative, sub-transfer agency, sub-accounting and other shareholder services to shareholders holding Class P shares in nominee or street name, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; collecting and posting distributions to shareholder accounts; capturing and processing tax data; processing and mailing trade confirmations, monthly statements, prospectuses, shareholder reports and other SEC-required communications; and performing similar account administrative services. The actual services provided, and the payments made for such services, vary from firm to firm. PIMCO currently estimates that it and/or its affiliates will pay up to 0.10% per annum of the value of assets in the relevant accounts for providing the services described above. Payments described above may be material to service agents relative to other compensation paid by the Funds and/or PIMCO and/or its affiliates and may be in addition to other fees, such as the revenue sharing or “shelf space” fees paid to such service agents. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not audit the service agents to determine whether such agents are providing the services for which they are receiving such payments.

•    Financial Service Firms—Class D Shares.  Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by a shareholder’s account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. A firm may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on Class D shares of the Funds.

A financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by a Fund, the Administrator or another affiliate of the Fund (at an annual rate generally not to exceed 0.35% (up to 0.25% may be paid by the Fund) of the Fund’s average daily net assets attributable to its Class D shares purchased through such firm for its clients, although payments with respect to shares in retirement plans are often higher). A firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Shareholders who hold Class D shares of a Fund through a financial service firm should contact that firm for information.

This prospectus should be read in connection with a financial service firm’s materials regarding its fees and services.

•    Payments to Financial Firms—Class D Shares  Some or all of the distribution fees and servicing fees described above for Class D shares are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which a shareholder purchases shares. Please see the Statement of Additional

Prospectus	68

Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, AGID, PIMCO and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The payments described above are made at the Distributor’s expense. These payments may be made to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate, although the actual termination date is not known. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Class D shares of a Fund through a financial service Firm should consult with the shareholder’s financial advisor and review carefully any disclosure by the financial firm as to its compensation received by the financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

69	PIMCO Funds

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

•    Payments by PIMCO.  From time to time, PIMCO may pay or reimburse broker-dealers, banks, recordkeepers or other financial institutions for PIMCO’s attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO’s own assets and at no cost to the Funds. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Funds. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Funds. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Fund shares.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Funds with such investment consultants or their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored by PIMCO and its affiliates.

Purchases, Redemptions and Exchanges

Purchasing Shares—Institutional Class, Class P, and Administrative Class Shares	Investors may purchase Institutional Class, Class P and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Class P shares are offered through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Broker-dealers, other intermediaries, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase Class P shares. These entities may purchase Class P shares only if the plan or program for which the shares are being acquired will not require a Fund to pay any type of administrative payment per participant account to any third party.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either

Prospectus	70

Institutional Class, Class P or Administrative Class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party. Shares may be offered to clients of PIMCO and its affiliates, and to the benefit plans of PIMCO and its affiliates.

•    Investment Minimums.  The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

•    Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105. A Client Registration Application may be obtained by calling 1-800-927-4648.

Except as described below, an investor may purchase Institutional Class, Class P and Administrative Class shares only by wiring federal funds to the Trust’s transfer agent, Boston Financial Data Services—Midwest (“Transfer Agent”), 330 West 9th Street, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, and amount being wired.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers, or in other circumstances as may be agreed to by PIMCO.

•    Additional Investments.  An investor may purchase additional Institutional Class, Class P and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•    Other Purchase Information.  Purchases of a Fund’s Institutional Class, Class P and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

71	PIMCO Funds

•    Retirement Plans.  Institutional Class, Class P and Administrative Class shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Purchasing Shares— Class D Shares	Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms—Class D Shares” above.

Class D shares are offered through financial service firms. In connection with purchases, a financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge for such services. To purchase shares of the Funds directly from the Distributor, an investor should inquire about the other classes of shares offered by the Trust. An investor may call the Distributor at 1-800-426-0107 for information about other investment options.

Class D shares of the Funds will be held in a shareholder’s account at a financial service firm and, generally, the firm will hold a shareholder’s Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and a shareholder may obtain information about accounts only through the financial service firm. In certain circumstances, the firm may arrange to have shares held in a shareholder’s name or a shareholder’s may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, a shareholder may contact the Distributor at 1-800-426-0107 for information about the account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Investment Minimums.  The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Informant for details.

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A financial service firm may impose different investment minimums than the Trust. For example, if a shareholder’s firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when a shareholder invests in Class D shares of the Fund through the firm. A Class D shareholder should contact the financial service firm for information.

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations	A purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

A redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Abusive Trading Practices

The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market

73	PIMCO Funds

timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may expose the Funds to risks associated with market timing activities. For example, since some of the Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of a Fund’s non-U.S. portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for a Fund’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on a Fund and its shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods.

First, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of a Fund’s portfolio securities. See “How Fund Shares Are Priced” below for more information.

Second, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund.

Verification of Identity	To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

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1.  Name;

2.  Date of birth (for individuals);

3.  Residential or business street address; and

4.  Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Redeeming Shares— Institutional Class, Administrative Class and Class P shares	• Redemptions in Writing. An investor may redeem (sell) Institutional Class, Class P and Administrative Class shares by submitting a written request to PIMCO Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105. The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed by the appropriate persons designated on the Client Registration Application (“Authorized Person”).

Additionally, an investor may request redemptions of shares by sending a facsimile to 1-816-421-2861. Furthermore, an investor that elects to utilize e-mail redemptions on the Client Registration Application (or subsequently in writing) may request redemptions of shares by sending an e-mail to pimcoteam@bfdsmidwest.com. An Authorized Person must state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number.

Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by mail, by fax or by e-mail as a procedure designed to confirm that instructions are genuine.

All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

•    Redemptions by Telephone.  An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648. An Authorized Person must state his or her name, the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.

In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be an Authorized Person, and reasonably

75	PIMCO Funds

believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a Medallion signature guaranteed letter of instruction. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

•    Other Redemption Information.  Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by an Authorized Person, and accompanied by a Medallion signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Medallion Signature Guarantee.”

Redeeming Shares— Class D shares	An investor may sell (redeem) Class D shares through the investor’s financial service firm on any day the NYSE is open. An investor does not pay any fees or other charges to the Trust or the Distributor when selling shares, although the financial service firm may charge for its services in processing a redemption request. An investor should contact the firm for details. If an investor is the holder of record of Class D shares, the investor may contact the Distributor at 1-800-426-0107 for information regarding how to sell shares directly to the Trust.

A financial service firm is obligated to transmit an investor’s redemption orders to the Distributor promptly and is responsible for ensuring that a redemption request is in proper form. The financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for its services. Redemption proceeds will be forwarded to the financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

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For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. See “Medallion Signature Guarantee.”

Redemptions In Kind	The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Medallion Signature Guarantee	When a signature guarantee is called for, a “Medallion” signature guarantee will be required. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

A Medallion signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Minimum Account Size	Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.

•    Institutional Class, Class P and Administrative Class. The Trust reserves the right to redeem Institutional Class, Class P and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

•    Class D. Investors should maintain an account balance in each Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining shares and close that Fund account after giving the investor 60 days to increase the account balance. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or if the aggregate value of all the investor’s holdings in Allianz Funds, Allianz Funds Multi-Strategy Trust and PIMCO Funds accounts exceeds $50,000.

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Exchange Privilege	An investor may exchange each class of shares of a Fund for shares of the same class of any other fund of the Trust that offers that class based on the respective NAVs of the shares involved. An investor may also exchange shares of a Fund for shares of the same class of a fund of Allianz Funds or Allianz Funds Multi-Strategy Trust. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.

An investor may exchange Institutional Class, Class P and Administrative Class shares of a Fund by following the redemption procedure described above under “Redmptions inWriting” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may exchange or obtain additional information about exchange privileges for Class D shares by contacting the investor’s financial service firm. The financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

Shares of one class of the Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge, as described in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect a Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of the Funds’ prospectus and each annual and semi-annual report, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-927-4648. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust, the Trust will begin sending you individual copies.

How Fund Shares Are Priced

The NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Fund shares are valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed

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income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotations are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When a Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed above under “Abusive Trading Practices.”

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different than the per share NAV of another class of shares as a result of the daily expense accruals applicable to each class of shares.

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Generally, when the Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The following table shows when each Fund intends to declare and distribute income dividends to shareholders of record.

Fund	Declared Daily and Paid Monthly	Declared and Paid Quarterly
Real Return Asset Fund	•
All other Funds		•

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. An Institutional Class, Class P or Administrative Class shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by an Authorized Person, indicating the account number, Fund name(s) and wiring instructions.

With respect to the Real Return Asset Fund, whose policy it is to declare dividends daily, if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day.

A Class D shareholder may choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of the Fund at NAV. This will be done unless you elect another option.
•

Invest all distributions in Class D shares of any other fund of the Trust, Allianz Funds or Allianz Funds Multi-Strategy Trust which offers Class D shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.

•	Receive all distributions in cash (either paid directly or credited to the shareholder’s account with the financial service firm). This option must be elected when the account is set up.

The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.

Shareholders do not pay any sales charges on shares received through the reinvestment of Fund distributions. If a shareholder elects to receive Fund distributions in cash and the postal or other delivery service is unable to

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deliver checks to the address of record, the Trust’s Transfer Agent will hold the returned checks for the shareholder’s benefit in a non-interest bearing account.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in each Fund.

Each Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive unless the distribution is derived from tax-exempt income and is designated as an “exempt-interest dividend.”

•    Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that a Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.

Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

•    Taxes on redemption or exchanges of shares.  You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of a Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•    Returns of capital.  If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

•    A Note on the Global Multi-Asset Fund.  One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability

81	PIMCO Funds

to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment a subsidiary will also constitute qualifying income, even if that subsidiary itself owns commodity-linked swaps. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the GMA Subsidiary.

•    A Note on the Real Return Asset and RealEstateRealReturn Strategy Funds.  Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in each affected Fund’s gross income. Due to original issue discount, each affected Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause each affected Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

•    A Note on Funds of Funds.  The All Asset and All Asset All Authority Funds’ use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders, and may therefore increase the amount of taxes payable by shareholders.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds and of certain Acquired Funds described under “Fund Summaries” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Acquired Funds from time to time. Generally, the characteristics and risks of securities and investment techniques that may be used by the Acquired Funds from time to time are similar to those described below. However, the risks associated with an Acquired Fund’s investments are described more fully in each Acquired Fund’s prospectus. Accordingly, please see an Acquired Fund’s prospectus for a more complete description of the Acquired Fund and the risks associated with its investments.

Most of these securities and investment techniques described herein are discretionary, which means that PIMCO, or in the case of a fund that is not managed by PIMCO, such fund’s investment adviser and sub-adviser, as applicable, can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds or Acquired Funds. As with any mutual fund, investors in the Funds rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. The investments made by the Funds at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those Funds. Accordingly, the performance of the Funds can be expected to vary from that of the other mutual funds. Please see “Investment Objectives and

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Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Because the Global Multi-Asset Fund may invest a portion of its assets in the GMA Subsidiary, which may hold some of the investments described in this prospectus, the Fund may be indirectly exposed to the risks associated with those investments. With respect to it investments, the GMA Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the GMA Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity- linked derivative instruments. The Global Multi-Asset Fund and the GMA Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to their investment in certain securities that may involve leverage, the GMA Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the GMA Fund.

The All Asset and All Asset All Authority Funds invest substantially all of their assets in shares of the Underlying PIMCO Funds, and as such (unless otherwise indicated) do not invest directly in the securities described below. The Underlying PIMCO Funds, however, may invest in such securities. Because the value of an investment in the All Asset and All Asset All Authority Funds is directly related to the investment performance of the Underlying PIMCO Funds in which they invest, the risks of investing in the All Asset and All Asset All Authority Funds are closely related to the risks associated with the Underlying PIMCO Funds and their investments in the securities described below. Please see “Descriptions of the Underlying PIMCO Funds.” Similarly, as the Global Multi-Asset Fund and RealRetirement® Funds may invest in shares of the Acquired Funds, the risks of investing in the Global Multi-Asset Fund and RealRetirement® Funds may be closely related to the risks associated with the Acquired Funds and their investments. However, as the Global Multi-Asset Fund and RealRetirement® Funds may also invest their assets directly in Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements, other affiliated or unaffiliated funds, and other investments, the Global Multi-Asset Fund and RealRetirement® Funds may be directly exposed to certain risks described below.

Securities Selection	Certain Funds in this prospectus seek maximum total return. The total return sought by a Fund consists of both income earned on a Fund’s investments and capital appreciation, if any, arising from increases in the market value of a Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency, appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for a Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into sectors such as: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

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U.S. Government Securities	U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government sponsored enterprises. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Municipal Bonds	Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Funds may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). While still tax-exempt, pre-refunded municipal bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by a Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a Fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Funds may invest, without limitation, in residual interest bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying municipal bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount

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directly corresponding to the non-cash interest expense. Therefore, the Fund’s NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities	Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

Each Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Certain Funds may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments	Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

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High Yield Securities	Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Variable and Floating Rate Securities	Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities. Additionally, each Fund may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds	Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Each Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain

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unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities	Each Fund may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. A Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

While the securities in which the Real Return Asset Fund intends to invest are expected to consist primarily of fixed income securities, the Fund may invest in convertible securities or equity securities. While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Fund may consider convertible securities or equity securities to gain exposure to such investments.

While the Fundamental Advantage Total Return Strategy, Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy Fund (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Long Duration, StocksPLUS® TR Short Strategy and StocksPLUS® Total Return Funds will generally invest in equity derivatives, such Funds may invest without limitation directly in equity securities, including common stocks, preferred stocks and convertible securities. In addition, the RealEstateRealReturn Strategy Fund may invest in REITs and equity securities of issuers in real estate-related industries. When investing directly in equity securities, a Fund will not be limited to only those equity securities with any particular weighting in such Fund’s respective benchmark index, if any. Generally, the Funds may consider investing directly in equity securities when derivatives on the underlying securities appear to be overvalued.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Fund at any given time upon sale thereof, a Fund may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in

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value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Securities	Each Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for Funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Each Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

•     Emerging Market Securities.  Each Fund may invest in securities and instruments that are economically tied to emerging market countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, a Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid

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economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Each Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by a Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies	A Fund that invests directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

•    Foreign Currency Transactions.  Funds that invest in securities denominated in foreign currencies may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency

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would limit any potential gain which might be realized if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements	Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings	Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements, and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund.

Each Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to  1/3 of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Derivatives	Each Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). Each Fund may invest some or all of its assets in derivative instruments. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an

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understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Correlation Risk.  In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, many of the Funds offered in this prospectus seek to achieve their investment objectives, in part, by investing in derivatives

91	PIMCO Funds

positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

•    A Note on the Global Multi-Asset Fund.  In light of certain revenue rulings and private letter rulings issued by the IRS, as discussed above under “Tax Consequences—A Note on the Global Multi-Asset Fund,” the Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the GMA Subsidiary (as discussed below). The Fund may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodities futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities, subset of commodities futures contracts or commodity index.

These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

The Fund may also invest in other commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract, a subset of commodities, a subset of commodities futures contracts or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.

Prospectus	92

As described below under “Characteristics and Risks of Securities and Investment Techniques—Investments in Wholly-Owned Subsidiary,” the Fund may gain exposure to commodity markets by investing in the GMA Subsidiary. It is expected that the GMA Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The IRS issued a revenue ruling that limits the extent to which the Fund may invest directly in commodity-linked swaps or certain other commodity-linked derivatives. The GMA Subsidiary, on the other hand, may invest in these commodity-linked derivatives without limitation. See “Tax Consequences—A Note on the Global Multi-Asset Fund,” above for further information.

Investments in Wholly-Owned Subsidiary	Investments in the GMA Subsidiary are expected to provide the Global Multi-Asset Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Code and recent IRS revenue rulings, as discussed above under “Tax Consequences—A Note on the Global Multi-Asset Fund.”

It is expected that the GMA Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the GMA Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Fund’s investment in the GMA Subsidiary will likely increase. The GMA Subsidiary will also invest in inflation-indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the GMA Subsidiary’s derivatives position, common and preferred stocks as well as convertible securities of issuers in commodity-related industries, collateralized debt obligations, event-linked bonds and event-linked swaps. To the extent that the Fund invests in the GMA Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this prospectus.

While the GMA Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the GMA Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund.

Real Estate Investment Trusts (REITs)	REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of

93	PIMCO Funds

income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Exchange-Traded Notes	Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, they will bear their proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities	Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued Delayed Delivery and Forward Commitment Transactions	Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that a Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Investment in Other Investment Companies

The All Asset and All Asset All Authority Funds invest substantially all of their assets in other investment companies. Each of the All Asset and All Asset All Authority Fund’s investments in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Global Multi-Asset Fund and RealRetirement® Funds may invest in Underlying PIMCO Funds, and to the extent permitted by the 1940 Act or exemptive relief therefrom, other affiliated and unaffiliated funds, which may or may not be registered under the 1940 Act, such as open-end or closed-end management investment companies, exchange-traded funds and exchange traded vehicles. Each Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, exchange-traded funds, or in pooled accounts, or other

Prospectus	94

unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The limitation described in the foregoing sentence shall not apply to the Global Multi-Asset Fund’s investment in the GMA Subsidiary. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Each Fund may invest in the PIMCO Funds Private Account Portfolio Series: Short-Term Floating NAV Portfolio (“PAPS Short-Term Floating NAV Portfolio”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The PAPS Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the PAPS Short-Term Floating NAV Portfolio are money market instruments and short maturity fixed income instruments. The PAPS Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, each Fund may elect to pursue its investment objective either by investing directly in securities, or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.

Short Sales	A Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. A Fund making a short sale (other than a “short sale against the box”) must segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Funds may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities	Each Fund may invest up to 15% of its net assets in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities	For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan.

95	PIMCO Funds

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. In addition to indirectly bearing the expenses associated with portfolio turnover of the Acquired Funds, the Global Multi-Asset Fund and RealRetirement® Funds will directly bear these expenses to the extent that they invest in other securities and instruments. Please see “Financial Highlights” in this prospectus for the portfolio turnover rates of the Funds.

Temporary Defensive Strategies	For temporary or defensive purposes, each Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies	The investment objective of each of the All Asset, Real Return Asset and StocksPLUS® Total Return Funds is fundamental and may not be changed without shareholder approval. The investment objective of each other Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations	Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities	Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Funds.

Prospectus	96

Descriptions of the Underlying PIMCO Funds

Because the All Asset and All Asset All Authority Funds invest substantially all of their assets in some or all Underlying PIMCO Funds and the Global Multi-Asset Fund and RealRetirement® Funds may invest their assets in some or all of the Underlying PIMCO Funds as discussed above, and not all of the Underlying PIMCO Funds are offered in this prospectus, the following provides a general description of the main investments and other information about the Underlying PIMCO Funds. At the discretion of PIMCO and without shareholder approval, the All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds may invest in additional PIMCO Funds created in the future. For a complete description of an Underlying PIMCO Fund, please see that Fund’s Institutional Class prospectus, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
Short Duration Bond Funds	Money Market	Money market instruments	≤ 90 days dollar-weighted average maturity	Min 95% of total assets Prime 1; ≤ 5% of total assets Prime 2	0%
	Floating Income	Variable and floating-rate fixed income instruments and their economic equivalents	≤ 1 year	Caa to Aaa; max 10% of total assets below B	No Limitation
	Short-Term	Money market instruments and short maturity fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa	0-10% of total assets
	Low Duration	Short maturity fixed income instruments	1-3 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	Low Duration II	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1-3 years	A to Aaa	0%
	Low Duration III	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1-3 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
Intermediate Duration Bond Funds	Moderate Duration	Short and intermediate maturity fixed income securities	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	GNMA	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1-7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	High Yield	Higher yielding fixed income securities	+/-2 years of its benchmark	Caa to Aaa; min 80% of assets below Baa subject to max 5% of total assets rated Caa	0-20% of total assets
	Mortgage-Backed Securities	Short and intermediate maturity mortgage-related fixed income instruments	1-7 years	Baa to Aaa; max 10% of total assets below Aaa	0%
	Total Return	Intermediate maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	Total Return II	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/-2 years of its benchmark	Baa to Aaa	0%

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Descriptions of the Underlying PIMCO Funds (continued)

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
	Total Return III	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	Investment Grade Corporate Bond	Corporate fixed income securities	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
Long Duration Bond Funds	Long Duration Total Return	Long-term maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	Extended Duration	Long-term maturity fixed income instruments	+/- 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	Long-Term Credit	Long-term maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0-30% of total assets
	Long-Term U.S. Government	Long-term maturity fixed income securities	≥ 8 years	A to Aaa	0%
Income Fund	Income	Broad range of fixed income instruments	2-8 years	Caa to Aaa; max 50% of total assets below Baa	No Limitation
Real Return Strategy Funds	Real Return	Inflation-indexed fixed income instruments	+/- 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	Real Return Asset	Inflation-indexed fixed income securities	+/- 4 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0-30% of total assets
	CommodityReal- Return Strategy	Commodity-linked derivatives backed by a portfolio of inflation-indexed and other fixed income instruments	≤ 10 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	RealEstateReal- Return Strategy	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤ 10 years	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
Tax Exempt Bond Funds	California Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤ 3 years	Caa to Aaa; max 10% of total assets below Baa	0%
	Short Duration Municipal Income	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤ 3 years	Baa to Aaa	0%
	California Intermediate Municipal Bond	Intermediate maturity municipal securities (exempt from federal and California income tax)	3-7 years	B to Aaa; max 10% of total assets below Baa	0%
	Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3-10 years	Ba to Aaa; max 10% of total assets below Baa	0%
	MuniGO	State, county and city general obligation and pre-refunded municipal bonds (exempt from federal income tax)	+/- 2 years of its benchmark	Baa to Aaa	0%

Prospectus	98

Descriptions of the Underlying PIMCO Funds (continued)

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
	New York Municipal Bond	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3-12 years	B to Aaa; max 10% of total assets below Baa	0%
	High Yield Municipal Bond	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4-11 years	No Limitation	0%
International Bond Funds	Developing Local Markets	Currencies or fixed income instruments denominated in currencies of non-U.S. countries	≤ 8 years	Max 15% of total assets below B	≥ 80%(3) of assets
	Emerging Markets and Infrastructure Bond	Emerging market and infrastructure fixed income instruments	≤ 10 years	Max 20% of total assets below Ba	No Limitation
	Emerging Markets Bond	Emerging market fixed income instruments	≤ 8 years	Max 15% of total assets below B	≥ 80%(3) of assets
	Foreign Bond (U.S. Dollar-Hedged)	Intermediate maturity hedged non-U.S. fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	≥ 80%(3) of assets
	Foreign Bond (Unhedged)	Intermediate maturity non-U.S. fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	≥ 80%(3) of assets
	Global Advantage Strategy Bond	U.S. and non-U.S. fixed income instruments	≤ 8 years	Max 15% of total assets below B	No Limitation
	Global Bond (U.S. Dollar-Hedged)	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	25-75%(3) of total assets
	Global Bond (Unhedged)	U.S. and non-U.S. intermediate maturity fixed income instruments	+/- 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	25-75%(3) of total assets
	Diversified Income	Investment grade corporate, high yield and emerging market fixed income instruments	3-8 years	Max 10% below B	No Limitation
	Emerging Local Bond	Fixed income instruments denominated in currencies of non-U.S. countries	+/- 2 years of its benchmark	Max 15% of total assets below B	≥ 80%(3) of assets
Convertible Fund	Convertible	Convertible securities	N/A	Max 20% of total assets below B	0-30% of total assets
Absolute Return Fund	Unconstrained Bond	Broad range of fixed income instruments	(-3) to 8 years	Max 40% of total assets below Baa	No Limitation
	Unconstrained Tax Managed Bond	Broad range of fixed income instruments	(-3) to 10 years	Max 40% of total assets below Baa	0-50% of total assets
Domestic Equity-Related Funds	Fundamental Advantage Total Return Strategy	Long exposure to Enhanced RAFI® 1000 hedged by short exposure to the S&P 500 Index, backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	No Limitation
	Fundamental IndexPLUS™	Enhanced RAFI® 1000 Index derivatives backed by a short duration portfolio of fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa	0-30% of total assets

99	PIMCO Funds

Descriptions of the Underlying PIMCO Funds (continued)

Category	Underlying PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
	Fundamental IndexPLUS™ TR	Enhanced RAFI® 1000 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	Small Cap StocksPLUS® TR	Russell 2000® Index derivatives backed by a diversified portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	StocksPLUS® Long Duration	S&P 500 Index derivatives backed by a portfolio of actively managed long-term fixed income instruments	+/- 2 years of Barclays Capital Long Term Government/ Credit Index	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	StocksPLUS® Total Return	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	StocksPLUS®	S&P 500 Index derivatives backed by a short duration portfolio of fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
	StocksPLUS® TR Short Strategy	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0-30% of total assets
International Equity-Related Funds	EM Fundamental IndexPLUS™ TR Strategy Fund	Enhanced RAFI® Emerging Markets Fundamental Index® derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	No limitation
	International StocksPLUS® TR Strategy (Unhedged)	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0-30%(5) of total assets
	International StocksPLUS® TR Strategy (U.S. Dollar Hedged)	Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of fixed income instruments	Min. 1 year; max 2 years above the BCAG(4)	B to Aaa; max 10% of total assets below Baa	0-30%(5) of total assets
U.S. Government Securities	Government Money Market	U.S. Government Securities	≤ 90 days dollar- weighted average maturity	AAA equivalent	0%
Treasury	Treasury Money Market	U.S. Treasury Securities	≤ 90 days dollar-weighted average maturity	AAA equivalent	0%
(1)	As rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.
(2)

Each Underlying PIMCO Fund (except the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Total Return II Funds) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

(3)	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.
(4)

The Barclays Capital U.S. Aggregate Index (“BCAG”) covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(5)	Limitation with respect to the Fund’s fixed income investments. The Fund may invest without limit in equity securities denominated in non-U.S. currencies.

Prospectus	100

Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class, Class P, Administrative Class and Class D shares of each Fund for the last five fiscal years or, if shorter, the period since a Fund or class commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is available free of charge by calling the Trust at the phone number on the back of this prospectus. The annual report is also available for download free of charge on the Trust’s Website at www.pimco.com. Note: All footnotes to the financial highlights table appear at the end of the tables.

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
All Asset Fund
Institutional Class
03/31/2009	$12.61	$0.64	$(2.85)	$(2.21)	$(0.65)	$0.00
03/31/2008	12.80	0.99	(0.18)	0.81	(1.00)	0.00
03/31/2007	12.61	0.80	0.19	0.99	(0.76)	(0.04)
03/31/2006	12.64	0.89	(0.08)	0.81	(0.78)	(0.06)
03/31/2005	12.81	0.91	(0.24)	0.67	(0.77)	(0.07)
Class P
04/30/2008 – 03/31/2009	12.73	0.67	(3.00)	(2.33)	(0.64)	0.00
Administrative Class
03/31/2009	12.59	0.58	(2.81)	(2.23)	(0.62)	0.00
03/31/2008	12.78	0.91	(0.13)	0.78	(0.97)	0.00
03/31/2007	12.60	0.82	0.13	0.95	(0.73)	(0.04)
03/31/2006	12.63	0.84	(0.06)	0.78	(0.75)	(0.06)
03/31/2005	12.80	0.99	(0.34)	0.65	(0.75)	(0.07)
Class D
03/31/2009	12.56	0.55	(2.81)	(2.26)	(0.59)	0.00
03/31/2008	12.75	0.88	(0.14)	0.74	(0.93)	0.00
03/31/2007	12.57	0.69	0.21	0.90	(0.68)	(0.04)
03/31/2006	12.61	0.82	(0.09)	0.73	(0.71)	(0.06)
03/31/2005	12.78	0.77	(0.17)	0.60	(0.70)	(0.07)
All Asset All Authority Fund
Institutional Class
03/31/2009	$10.99	$0.58	$(1.86)	$(1.28)	$(0.53)	$(0.12)
03/31/2008	10.69	0.79	0.34	1.13	(0.83)	0.00
03/31/2007	10.62	0.62	0.09	0.71	(0.62)	(0.02)
03/31/2006	10.53	0.71	0.02	0.73	(0.62)	(0.02)
03/31/2005	10.86	0.80	(0.37)	0.43	(0.75)	(0.01)
Class P
07/10/2008 – 03/31/2009	11.01	0.98	(2.36)	(1.38)	(0.45)	(0.12)
Class D
03/31/2009	10.94	0.38	(1.69)	(1.31)	(0.49)	(0.12)
03/31/2008	10.66	0.69	0.36	1.05	(0.77)	0.00
03/31/2007	10.59	0.54	0.11	0.65	(0.56)	(0.02)
07/29/2005 – 03/31/2006	10.96	0.45	(0.29)	0.16	(0.51)	(0.02)
EM Fundamental IndexPLUSTM TR Strategy Fund
Institutional Class
11/26/2008 – 03/31/2009	$10.00	$0.07	$1.03	$1.10	$(0.76)	$0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.225%.
(c)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.025% to 0.175%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.25%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.325%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.475%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.50%.
(h)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was reduced by 0.20% to 0.20%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.725%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.825%.
(k)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.20%.
(l)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.40%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.90%.
(n)	Ratio of expenses to average net assets includes line of credit expense.

101	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.65)	$9.75	(17.90)%	$9,006,687	0.205	% (b)	0.205	% (b)	5.70%		89%
0.00	(1.00)	12.61	6.51	11,355,872	0.205	(b)	0.205	(b)	7.65		96
0.00	(0.80)	12.80	8.04	8,947,098	0.235	(c)	0.235	(c)	6.30		86
0.00	(0.84)	12.61	6.48	7,277,346	0.25		0.25		6.87		56
0.00	(0.84)	12.64	5.32	3,555,716	0.21	(d)	0.21	(d)	7.17		92

0.00	(0.64)	9.76	(18.62)	7,770	0.305	* (e)	0.305	* (e)	7.64	*	89

0.00	(0.62)	9.74	(18.07)	100,063	0.455	(f)	0.455	(f)	5.10		89
0.00	(0.97)	12.59	6.25	161,144	0.455	(f)	0.455	(f)	7.04		96
0.00	(0.77)	12.78	7.73	184,943	0.485	(c)	0.485	(c)	6.48		86
0.00	(0.81)	12.60	6.25	81,072	0.50		0.50		6.52		56
0.00	(0.82)	12.63	5.11	47,118	0.46	(g)	0.46	(g)	7.77		92

0.00	(0.59)	9.71	(18.31)	191,631	0.705	(h)(i)	0.705	(h)(i)	4.92		89
0.00	(0.93)	12.56	5.92	328,258	0.805	(j)	0.805	(j)	6.87		96
0.00	(0.72)	12.75	7.33	330,304	0.835	(c)	0.835	(c)	5.50		86
0.00	(0.77)	12.57	5.83	460,375	0.87	(l)	0.87	(l)	6.40		56
0.00	(0.77)	12.61	4.73	227,657	0.86	(m)	0.86	(m)	6.08		92

$0.00	$(0.65)	$9.06	(11.73)%	$635,426	0.55	% (n)	0.25%		5.96%		117%
0.00	(0.83)	10.99	10.99	394,381	1.91	(n)	0.25		7.25		116
0.00	(0.64)	10.69	6.87	298,604	1.80	(k)(n)	0.27	(k)	5.79		128
0.00	(0.64)	10.62	6.87	370,389	1.62	(n)	0.30		6.50		62
0.00	(0.76)	10.53	3.99	155,020	0.76	(n)	0.30		7.58		171

0.00	(0.57)	9.06	(12.59)	250	0.58	* (n)	0.35	*	14.98	*	117

0.00	(0.61)	9.02	(12.07)	57,816	1.05	(h)(n)	0.75	(h)	3.87		117
0.00	(0.77)	10.94	10.26	36,373	2.41	(n)	0.85		6.35		116
0.00	(0.58)	10.66	6.27	14,482	2.41	(k)(n)	0.87	(k)	5.12		128
0.00	(0.53)	10.59	1.41	13,933	2.03	* (l)(n)	0.90	* (l)	6.31	*	62

$0.00	$(0.76)	$10.34	10.94%	$178,966	1.25	%*	1.25	%*	2.06	%*	244%

Prospectus	102

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Fundamental Advantage Total Return Strategy Fund
Institutional Class
03/31/2009	$10.00	$0.37	$(0.86)	$(0.49)	$(0.02)	$(5.11)
02/29/2008 – 03/31/2008	10.00	0.01	(0.01)	0.00	0.00	0.00
Class D
07/31/2008 – 03/31/2009	9.81	0.23	(0.57)	(0.34)	(0.01)	(5.11)
Fundamental IndexPLUSTM Fund
Institutional Class
03/31/2009	$9.52	$0.31	$(5.28)	$(4.97)	$0.00	$0.00
03/31/2008	10.92	0.52	(1.32)	(0.80)	(0.12)	(0.03)
03/31/2007	10.34	0.51	0.96	1.47	(0.89)	0.00
06/30/2005 – 03/31/2006	10.00	0.28	0.71	0.99	(0.65)	0.00
Administrative Class
03/31/2009	9.51	0.27	(5.24)	(4.97)	0.00	0.00
03/31/2008	10.92	0.49	(1.32)	(0.83)	(0.10)	(0.03)
03/31/2007	10.34	0.45	0.99	1.44	(0.86)	0.00
06/30/2005 – 03/31/2006	10.00	0.25	0.72	0.97	(0.63)	0.00
Class D
03/31/2009	9.51	0.23	(5.21)	(4.98)	0.00	0.00
03/31/2008	10.92	0.48	(1.32)	(0.84)	(0.09)	(0.03)
12/29/2006 – 03/31/2007	10.72	0.12	0.08	0.20	0.00	0.00
Fundamental IndexPLUSTM TR Fund
Institutional Class
03/31/2009	$9.42	$0.37	$(4.84)	$(4.47)	$0.00	$(0.08)
03/31/2008	10.46	0.51	(0.84)	(0.33)	(0.18)	0.00
03/31/2007	10.29	0.45	1.10	1.55	(1.38)	0.00
06/30/2005 – 03/31/2006	10.00	0.27	0.47	0.74	(0.45)	0.00
Class P
04/30/2008 – 03/31/2009	9.93	0.36	(5.34)	(4.98)	0.00	(0.08)
Administrative Class
03/31/2009	9.41	0.39	(4.87)	(4.48)	0.00	(0.08)
03/31/2008	10.45	0.49	(0.84)	(0.35)	(0.16)	0.00
03/31/2007	10.29	0.42	1.10	1.52	(1.36)	0.00
06/30/2005 – 03/31/2006	10.00	0.24	0.48	0.72	(0.43)	0.00
Class D
03/31/2009	9.38	0.38	(4.85)	(4.47)	0.00	(0.08)
03/31/2008	10.42	0.47	(0.83)	(0.36)	(0.16)	0.00
03/31/2007	10.28	0.42	1.08	1.50	(1.36)	0.00
06/30/2005 – 03/31/2006	10.00	0.26	0.45	0.71	(0.43)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.05%.

103	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(5.13)	$4.38	(3.56)%	$220,383	1.48%		0.89%		4.50%		621%
0.00	0.00	10.00	0.00	361,600	0.89	* (b)	0.89	* (b)	0.72	*	151

0.00	(5.12)	4.35	(2.02)	99	2.75	*	1.29	*	7.08	*	621

$(0.09)	$(0.09)	$4.46	(52.43)%	$62,466	1.19%		0.70%		3.93%		501%
(0.45)	(0.60)	9.52	(7.88)	378,483	0.76		0.70		4.73		67
0.00	(0.89)	10.92	14.41	487,097	0.65		0.65		4.68		23
0.00	(0.65)	10.34	10.13	78,427	0.65	*	0.65	*	3.62	*	49

(0.08)	(0.08)	4.46	(52.44)	5	1.45		0.95		3.73		501
(0.45)	(0.58)	9.51	(8.14)	11	1.02		0.95		4.47		67
0.00	(0.86)	10.92	14.11	13	0.90		0.90		4.22		23
0.00	(0.63)	10.34	9.93	11	0.90	*	0.90	*	3.29	*	49

(0.08)	(0.08)	4.45	(52.53)	24	1.71		1.10		3.56		501
(0.45)	(0.57)	9.51	(8.24)	9	1.17		1.10		4.33		67
0.00	0.00	10.92	1.91	10	1.05	*	1.05	*	4.55	*	23

$(0.05)	$(0.13)	$4.82	(47.60)%	$525,176	1.60%		0.79%		5.54%		564%
(0.53)	(0.71)	9.42	(3.72)	508,453	1.28		0.79		4.88		279
0.00	(1.38)	10.46	15.57	564,994	0.74		0.74		4.29		464
0.00	(0.45)	10.29	7.51	488,324	0.75	*	0.75	*	3.60	*	426

(0.05)	(0.13)	4.82	(50.31)	5	1.73	*	0.89	*	5.61	*	564

(0.04)	(0.12)	4.81	(47.72)	6	1.91		1.04		5.36		564
(0.53)	(0.69)	9.41	(3.90)	12	1.54		1.04		4.62		279
0.00	(1.36)	10.45	15.23	12	0.99		0.99		4.01		464
0.00	(0.43)	10.29	7.32	11	1.00	*	1.00	*	3.21	*	426

(0.04)	(0.12)	4.79	(47.80)	1,712	2.07		1.19		5.19		564
(0.52)	(0.68)	9.38	(4.02)	10,220	1.70		1.19		4.48		279
0.00	(1.36)	10.42	15.03	10,834	1.14		1.14		3.98		464
0.00	(0.43)	10.28	7.24	5,617	1.14	*	1.14	*	3.36	*	426

Prospectus	104

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Global Multi-Asset Fund
Institutional Class
10/29/2008 – 03/31/2009	$10.00	$0.41	$(0.78)	$(0.37)	$(0.32)	$0.00
Class P
10/29/2008 – 03/31/2009	10.00	0.46	(0.83)	(0.37)	(0.32)	0.00
Class D
10/29/2008 – 03/31/2009	10.00	0.15	(0.53)	(0.38)	(0.32)	0.00
International StocksPLUS® TR Strategy Fund (Unhedged)
Institutional Class
03/31/2009	$9.55	$0.36	$(5.13)	$(4.77)	$0.00	$(0.06)
03/31/2008	10.21	0.49	(0.31)	0.18	(0.39)	0.00
11/30/2006 – 03/31/2007	10.00	0.15	0.48	0.63	(0.42)	0.00
Class P
04/30/2008 – 03/31/2009	10.14	0.32	(5.68)	(5.36)	0.00	(0.06)
Administrative Class
03/31/2009	9.54	0.34	(5.12)	(4.78)	0.00	(0.06)
03/31/2008	10.21	0.47	(0.32)	0.15	(0.37)	0.00
11/30/2006 – 03/31/2007	10.00	0.14	0.48	0.62	(0.41)	0.00
Class D
03/31/2009	9.49	0.36	(5.12)	(4.76)	0.00	(0.06)
03/31/2008	10.20	0.45	(0.35)	0.10	(0.36)	0.00
11/30/2006 – 03/31/2007	10.00	0.14	0.48	0.62	(0.42)	0.00
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2009	$10.31	$0.54	$(4.38)	$(3.84)	$(0.01)	$0.00
03/31/2008	12.26	0.58	(2.15)	(1.57)	(0.32)	(0.06)
03/31/2007	12.40	0.52	1.19	1.71	(1.85)	0.00
03/31/2006	10.43	0.42	2.98	3.40	(1.43)	0.00
03/31/2005	10.77	0.13	1.09	1.22	(1.07)	(0.34)
Class D
03/31/2009	10.22	0.54	(4.38)	(3.84)	0.00	0.00
03/31/2008	12.16	0.53	(2.13)	(1.60)	(0.28)	(0.06)
03/31/2007	12.33	0.46	1.17	1.63	(1.80)	0.00
03/31/2006	10.40	0.38	2.95	3.33	(1.40)	0.00
03/31/2005	10.76	0.10	1.06	1.16	(1.03)	(0.34)
Real Return Asset Fund
Institutional Class
03/31/2009	$12.05	$0.25	$(1.12)	$(0.87)	$(0.29)	$(0.63)
03/31/2008	11.19	0.61	1.05	1.66	(0.60)	(0.20)
03/31/2007	11.24	0.47	(0.04)	0.43	(0.42)	(0.06)
03/31/2006	12.02	0.52	(0.58)	(0.06)	(0.59)	(0.13)
03/31/2005	12.34	0.39	0.29	0.68	(0.45)	(0.55)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.10% to 0.45%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.10%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.15%
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.82%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.04%.
(g)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.39%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.29%.
(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.66%.
(j)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.45%
(k)	Effective October 1, 2006, the fund’s advisory fee was reduced by 0.05% to 0.50%.
(l)	Effective October 1, 2004, the Fund’s advisory fee was reduced to 0.35%.
(m)	Effective October 1, 2008, the Fund’s advisory fee was reduced to 0.30%.

105	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.32)	$9.31	(3.78)%	$191,340	0.52	%*(c)	0.52	%*(c)	10.40	%*	83%

0.00	(0.32)	9.31	(3.80)	10	0.62	* (d)	0.62	* (d)	11.59	*	83

0.00	(0.32)	9.30	(3.92)	17,099	1.12	* (e)	1.12	* (e)	3.89	*	83

$(0.12)	$(0.18)	$4.60	(50.26)%	$37,609	1.68%		0.64%		5.12%		456%
(0.45)	(0.84)	9.55	1.35	72,625	1.30	(g)	0.66	(g)	4.75		384
0.00	(0.42)	10.21	6.41	57,155	0.69	* (f)	0.69	* (f)	4.63	*	197

(0.12)	(0.18)	4.60	(53.16)	5	1.73	*	0.74	*	5.07	*	456

(0.11)	(0.17)	4.59	(50.37)	5	1.94		0.89		4.86		456
(0.45)	(0.82)	9.54	1.06	11	1.53	(g)	0.91	(g)	4.52		384
0.00	(0.41)	10.21	6.33	11	0.94	* (h)	0.94	* (h)	4.38	*	197

(0.10)	(0.16)	4.57	(50.39)	497	2.08		1.04		4.78		456
(0.45)	(0.81)	9.49	0.54	633	1.56	(g)	1.06	(g)	4.33		384
0.00	(0.42)	10.20	6.30	537	1.09	* (i)	1.09	* (i)	4.33	*	197

$0.00	$(0.01)	$6.46	(37.30)%	$217,610	2.45%		0.75%		6.64%		1,001%
0.00	(0.38)	10.31	(13.31)	219,680	1.50	(j)	0.78	(j)	4.75		908
0.00	(1.85)	12.26	14.67	543,706	0.83	(k)	0.82	(k)	4.25		696
0.00	(1.43)	12.40	33.44	553,344	0.85		0.85		3.51		682
(0.15)	(1.56)	10.43	10.29	203,469	0.85		0.85		1.24		666

0.00	0.00	6.38	(37.57)	3,580	2.97		1.15		6.22		1,001
0.00	(0.34)	10.22	(13.57)	9,389	2.00	(j)	1.18	(j)	4.39		908
0.00	(1.80)	12.16	14.06	5,671	1.23	(k)	1.22	(k)	3.83		696
0.00	(1.40)	12.33	32.84	5,346	1.27	(b)	1.27	(b)	3.17		682
(0.15)	(1.52)	10.40	9.71	367	1.35		1.35		0.90		666

$0.00	$(0.92)	$10.26	(6.80)%	$3,081,472	0.73	% (m)	0.57	% (m)	2.32%		936%
0.00	(0.80)	12.05	15.55	2,261,394	0.61		0.60		5.44		874
0.00	(0.48)	11.19	3.90	1,362,843	0.60		0.60		4.20		489
0.00	(0.72)	11.24	(0.75)	2,189,247	0.60		0.60		4.42		265
0.00	(1.00)	12.02	5.88	620,391	0.62	(l)	0.62	(l)	3.31		519

Prospectus	106

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RealEstateRealReturn Strategy Fund
Institutional Class
03/31/2009	$6.05	$0.14	$(4.11)	$(3.97)	$0.00	$0.00
03/31/2008	7.61	0.28	(1.05)	(0.77)	(0.79)	0.00
03/31/2007	9.19	0.29	1.32	1.61	(3.19)	0.00
03/31/2006	9.31	0.50	2.55	3.05	(3.07)	(0.10)
03/31/2005	11.98	0.40	1.21	1.61	(3.99)	(0.22)
Class P
04/30/2008 – 03/31/2009	6.29	0.14	(4.35)	(4.21)	0.00	0.00
Class D
03/31/2009	5.96	0.18	(4.10)	(3.92)	0.00	0.00
03/31/2008	7.52	0.33	(1.13)	(0.80)	(0.76)	0.00
03/31/2007	9.11	0.25	1.30	1.55	(3.14)	0.00
03/31/2006	9.26	0.38	2.60	2.98	(3.03)	(0.10)
03/31/2005	11.96	0.24	1.31	1.55	(3.96)	(0.22)
RealRetirement®2010 Fund
Institutional Class
03/31/2009	$10.00	$0.44	$(2.16)	$(1.72)	$(0.38)	$(1.12)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
06/30/2008 – 03/31/2009	9.88	0.34	(2.00)	(1.66)	(0.33)	(1.12)
Class D
03/31/2009	10.00	0.28	(2.06)	(1.78)	(0.33)	(1.12)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
RealRetirement® 2020 Fund
Institutional Class
03/31/2009	$10.00	$0.41	$(2.57)	$(2.16)	$(0.36)	$(1.08)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
06/30/2008 – 03/31/2009	9.92	0.32	(2.44)	(2.12)	(0.32)	(1.08)
Class D
03/31/2009	10.00	0.44	(2.65)	(2.21)	(0.32)	(1.08)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
RealRetirement® 2030 Fund
Institutional Class
03/31/2009	$10.00	$0.39	$(3.07)	$(2.68)	$(0.32)	$(1.08)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
06/30/2008 – 03/31/2009	9.97	0.29	(2.95)	(2.66)	(0.30)	(1.08)
Class D
03/31/2009	10.00	0.14	(2.87)	(2.73)	(0.28)	(1.08)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
RealRetirement® 2040 Fund
Institutional Class
03/31/2009	$10.00	$0.31	$(3.58)	$(3.27)	$(0.29)	$(1.09)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
06/30/2008 – 03/31/2009	9.96	0.22	(3.47)	(3.25)	(0.28)	(1.09)
Class D
03/31/2009	10.00	0.26	(3.57)	(3.31)	(0.27)	(1.09)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
RealRetirement® 2050 Fund
Institutional Class
03/31/2009	$10.00	$0.24	$(3.69)	$(3.45)	$(0.24)	$(1.00)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
06/30/2008 – 03/31/2009	9.78	0.15	(3.39)	(3.24)	(0.23)	(1.00)
Class D
03/31/2009	10.00	0.18	(3.67)	(3.49)	(0.21)	(1.00)
03/31/2008 – 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.38%.
(c)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.26%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 5.40%.
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.51%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.46%.
(g)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 7.44%.
(h)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.69%.

107	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$0.00	$2.08	(65.62)%	$154,135	0.88%		0.74%		3.40%		1,288%
0.00	(0.79)	6.05	(9.66)	427,882	0.75		0.74		4.60		900
0.00	(3.19)	7.61	20.17	96,685	0.74		0.74		3.31		538
0.00	(3.17)	9.19	36.18	370,682	0.74		0.74		4.88		337
(0.07)	(4.28)	9.31	10.65	413,326	0.74		0.74		3.76		510

0.00	0.00	2.08	(66.93)	3	1.00	*	0.84	*	3.62	*	1,288

0.00	0.00	2.04	(65.77)	5,263	1.27	(g)(q)	1.18	(g)(q)	3.77		1288
0.00	(0.76)	5.96	(10.14)	7,106	1.20		1.19		5.08		900
0.00	(3.14)	7.52	19.69	9,471	1.19		1.19		2.85		538
0.00	(3.13)	9.11	35.56	18,720	1.21	(r)	1.21	(r)	3.80		337
(0.07)	(4.25)	9.26	10.13	6,954	1.24		1.24		2.32		510

$0.00	$(1.50)	$6.78	(17.26)%	$2,480	0.23	% (b)	0.23	% (b)	5.09%		186%
0.00	0.00	10.00	0.00	3,000	0.14	*	0.14	*	(0.14	)*	0

0.00	(1.45)	6.77	(16.74)	8	0.50	* (c)	0.50	* (c)	5.58	*	186

0.00	(1.45)	6.77	(17.82)	28	0.87	(d)	0.87	(d)	3.50		186
0.00	0.00	10.00	0.00	10	0.74	*	0.74	*	(0.74	)*	0

$0.00	$(1.44)	$6.40	(21.76)%	$2,346	0.22	% (e)	0.22	% (e)	4.92%		232%
0.00	0.00	10.00	0.00	3,000	0.14	*	0.14	*	(0.14	)*	0

0.00	(1.40)	6.40	(21.42)	8	0.47	* (f)	0.47	* (f)	5.42	*	232

0.00	(1.40)	6.39	(22.24)	114	0.93	(g)	0.93	(g)	6.35		232
0.00	0.00	10.00	0.00	10	0.74	*	0.74	*	(0.74	)*	0

$0.00	$(1.40)	$5.92	(27.14)%	$2,186	0.26	% (h)	0.26	% (h)	4.72%		233%
0.00	0.00	10.00	0.00	3,000	0.16	*	0.16	*	(0.16	)*	0

0.00	(1.38)	5.93	(27.03)	7	0.51	* (i)	0.51	* (i)	5.17	*	233

0.00	(1.36)	5.91	(27.57)	50	0.98	(j)	0.98	(j)	1.93		233
0.00	0.00	10.00	0.00	10	0.76	*	0.76	*	(0.76	)*	0

$0.00	$(1.38)	$5.35	(33.25)%	$2,001	0.33	% (k)	0.33	% (k)	3.90%		244%
0.00	0.00	10.00	0.00	3,000	0.24	*	0.24	*	(0.24	)*	0

0.00	(1.37)	5.34	(33.19)	7	0.58	* (l)	0.58	* (l)	4.20	*	244

0.00	(1.36)	5.33	(33.71)	9	0.93	(m)	0.93	(m)	3.27		244
0.00	0.00	10.00	0.00	10	0.84	*	0.84	*	(0.84	)*	0

$0.00	$(1.24)	$5.31	(35.10)%	$1,947	0.36	% (n)	0.36	% (n)	3.04%		227%
0.00	0.00	10.00	0.00	3,000	0.29	*	0.29	*	(0.29	)*	0

0.00	(1.23)	5.31	(33.73)	6	0.61	* (o)	0.61	* (o)	2.91	*	227

0.00	(1.21)	5.30	(35.41)	10	0.96	(p)	0.96	(p)	2.35		227
0.00	0.00	10.00	0.00	10	0.89	*	0.89	*	(0.89	)*	0

(i)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 3.73%.
(j)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 9.28%.
(k)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.92%.
(l)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.08%.
(m)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.25%.
(n)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.94%.
(o)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.12%.
(p)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 4.54%.
(q)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.40%.
(r)	Effective October 1, 2005, the Fund’s administrative fee was reduced by 0.05% to 0.45%.

Prospectus	108

Financial Highlights (continued)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Small Cap StocksPLUS® TR Fund
Institutional Class
03/31/2009	$9.07	$0.26	$(3.65)	$(3.39)	$(0.01)	$0.00
03/31/2008	10.60	0.47	(1.46)	(0.99)	(0.42)	(0.12)
03/31/2007	10.00	0.46	0.28	0.74	(0.14)	0.00
Class P
04/30/2008 – 03/31/2009	9.49	0.27	(4.09)	(3.82)	0.00	0.00
Class D
03/31/2009	9.04	0.28	(3.69)	(3.41)	0.00	0.00
03/31/2008	10.57	0.44	(1.46)	(1.02)	(0.39)	(0.12)
07/31/2006 – 03/31/2007	9.13	0.29	1.29	1.58	(0.14)	0.00
StocksPLUS® Fund
Institutional Class
03/31/2009	$9.95	$0.33	$(4.72)	$(4.39)	$(0.62)	$0.00
03/31/2008	11.07	0.54	(1.04)	(0.50)	(0.62)	0.00
03/31/2007	10.38	0.48	0.67	1.15	(0.46)	0.00
03/31/2006	9.69	0.34	0.61	0.95	(0.26)	0.00
03/31/2005	9.67	0.14	0.41	0.55	(0.53)	0.00
Administrative Class
03/31/2009	9.71	0.31	(4.61)	(4.30)	(0.59)	0.00
03/31/2008	10.83	0.51	(1.04)	(0.53)	(0.59)	0.00
03/31/2007	10.15	0.44	0.67	1.11	(0.43)	0.00
03/31/2006	9.49	0.30	0.60	0.90	(0.24)	0.00
03/31/2005	9.46	0.10	0.41	0.51	(0.48)	0.00
Class P
04/30/2008 – 03/31/2009	10.55	0.28	(5.27)	(4.99)	(0.62)	0.00
Class D
03/31/2009	9.65	0.28	(4.57)	(4.29)	(0.59)	0.00
03/31/2008	10.76	0.48	(1.02)	(0.54)	(0.57)	0.00
03/31/2007	10.10	0.42	0.65	1.07	(0.41)	0.00
03/31/2006	9.44	0.29	0.61	0.90	(0.24)	0.00
03/31/2005	9.44	0.10	0.39	0.49	(0.49)	0.00
StocksPLUS® Long Duration Fund
Institutional Class
03/31/2009	$9.21	$0.31	$(3.95)	$(3.64)	$(0.09)	$0.00
08/31/2007 – 03/31/2008	10.00	0.26	(0.65)	(0.39)	0.00	(0.15)
StocksPLUS® Total Return Fund
Institutional Class
03/31/2009	$10.02	$0.50	$(5.09)	$(4.59)	$(0.53)	$0.00
03/31/2008	11.87	0.59	(0.70)	(0.11)	(0.66)	(1.08)
03/31/2007	11.72	0.54	0.87	1.41	(0.51)	(0.75)
03/31/2006	12.37	0.45	0.79	1.24	(0.68)	(1.21)
03/31/2005	12.13	0.17	0.64	0.81	(0.15)	(0.42)
Class P
04/30/2008 – 03/31/2009	10.65	0.44	(5.66)	(5.22)	(0.53)	0.00
Class D
03/31/2009	9.99	0.47	(5.07)	(4.60)	(0.51)	0.00
03/31/2008	11.83	0.55	(0.69)	(0.14)	(0.62)	(1.08)
03/31/2007	11.69	0.48	0.87	1.35	(0.46)	(0.75)
03/31/2006	12.35	0.42	0.77	1.19	(0.64)	(1.21)
03/31/2005	12.12	0.12	0.65	0.77	(0.12)	(0.42)
StocksPLUS® TR Short Strategy Fund
Institutional Class
03/31/2009	$9.43	$0.42	$2.92	$3.34	$(0.23)	$(5.66)
03/31/2008	8.38	0.39	1.08	1.47	(0.42)	0.00
03/31/2007	8.88	0.39	(0.50)	(0.11)	(0.39)	0.00
03/31/2006	9.50	0.33	(0.83)	(0.50)	(0.12)	0.00
03/31/2005	10.54	0.14	(0.38)	(0.24)	(0.14)	(0.66)
Class D
03/31/2009	9.39	0.33	2.93	3.26	(0.28)	(5.66)
03/31/2008	8.37	0.34	1.08	1.42	(0.40)	0.00
07/31/2006 – 03/31/2007	9.15	0.24	(0.66)	(0.42)	(0.36)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.68%.
(c)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.44%.
(d)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 1.96%
(e)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 0.67%.
(f)	If the investment manager did not reimburse expenses, the ratio of expenses to average net assets would have been 2.98%

109	PIMCO Funds

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.04)	$(0.05)	$5.63	(37.56)%	$450,524	1.02%		0.69%		3.89%		609%
0.00	(0.54)	9.07	(9.75)	26,751	1.50	(c)	0.71	(c)	4.66		403
0.00	(0.14)	10.60	7.39	11,307	0.74	* (d)	0.74	* (d)	4.50	*	671

(0.04)	(0.04)	5.63	(40.39)	6	1.15	*	0.79	*	3.88	*	609

(0.02)	(0.02)	5.61	(37.80)	124	1.58		1.09		3.73		609
0.00	(0.51)	9.04	(10.07)	131	1.85	(c)	1.11	(c)	4.30		403
0.00	(0.14)	10.57	17.27	106	1.14	* (f)	1.14	* (f)	4.20	*	671

$0.00	$(0.62)	$4.94	(46.33)%	$143,460	1.10%		0.50%		4.18%		425%
0.00	(0.62)	9.95	(4.95)	519,242	0.62	(m)	0.53	(m)	4.76		67
0.00	(0.46)	11.07	11.25	604,654	0.57	(l)	0.57	(l)	4.48		76
0.00	(0.26)	10.38	9.91	688,095	0.63	(k)	0.63	(k)	3.34		239
0.00	(0.53)	9.69	5.77	863,848	0.65		0.65		1.44		371

0.00	(0.59)	4.82	(46.41)	1,665	1.31		0.75		3.86		425
0.00	(0.59)	9.71	(5.30)	10,343	0.86	(d)	0.78	(d)	4.55		67
0.00	(0.43)	10.83	11.15	33,368	0.82	(c)	0.82	(c)	4.17		76
0.00	(0.24)	10.15	9.60	38,109	0.88	(b)	0.88	(b)	3.08		239
0.00	(0.48)	9.49	5.49	129,230	0.90		0.90		1.02		371

0.00	(0.62)	4.94	(49.40)	5	1.23	*	0.60	*	4.23	*	425

0.00	(0.59)	4.77	(46.59)	2,572	1.53		0.90		3.83		4.25
0.00	(0.57)	9.65	(5.38)	5,345	1.03	(m)	0.93	(m)	4.35		67
0.00	(0.41)	10.76	10.80	9,804	0.97	(l)	0.97	(l)	4.05		76
0.00	(0.24)	10.10	9.56	14,793	1.03	(k)	1.03	(k)	2.95		239
0.00	(0.49)	9.44	5.32	12,434	1.05		1.05		1.05		371

$0.00	$(0.09)	$5.48	(39.72)%	$206,821	0.81%		0.59%		4.39%		464%
(0.25)	(0.40)	9.21	(4.23)	122,184	0.61	* (b)	0.59	* (e)	4.66	*	272

$(0.06)	$(0.59)	$4.84	(46.99)%	$101,848	2.56%		0.64%		6.61%		521%
0.00	(1.74)	10.02	(2.33)	182,993	2.25	(g)	0.67	(g)	5.01		411
0.00	(1.26)	11.87	12.24	266,065	0.71	(h)	0.71	(h)	4.53		284
0.00	(1.89)	11.72	10.28	148,962	0.74		0.74		3.56		322
0.00	(0.57)	12.37	6.59	354,872	0.74		0.74		1.39		414

(0.06)	(0.59)	4.84	(50.15)	5	2.55	*	0.74	*	6.52	*	521

(0.06)	(0.57)	4.82	(47.20)	4,352	2.94		1.04		6.24		521
0.00	(1.70)	9.99	(2.56)	7,144	3.10	(g)	1.07	(g)	4.78		411
0.00	(1.21)	11.83	11.74	3,949	1.11	(h)	1.11	(h)	4.08		284
0.00	(1.85)	11.69	9.87	3,595	1.16	(i)	1.16	(i)	3.39		322
0.00	(0.54)	12.35	6.20	1,430	1.19	(j)	1.19	(j)	1.00		414

$0.00	$(5.89)	$6.88	46.74%	$18,892	1.43%		0.69%		4.45%		515%
0.00	(0.42)	9.43	18.39	197,340	1.21	(c)	0.71	(c)	4.60		220
0.00	(0.39)	8.38	(1.14)	156,469	0.74		0.74		4.41		413
0.00	(0.12)	8.88	(5.28)	130,805	0.74		0.74		3.60		667
0.00	(0.80)	9.50	(2.13)	4,213	0.74		0.74		1.40		742

0.00	(5.94)	6.71	45.75	47,833	2.40		1.09		4.12		515
0.00	(0.40)	9.39	17.80	9,449	1.65	(c)	1.11	(c)	3.89		220
0.00	(0.36)	8.37	(4.52)	239	1.14	*	1.14	*	4.31	*	413

(g)	Effective October 1, 2007, the fund’s advisory fee was reduced by 0.05% to 0.39%.
(h)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.44%
(i)	Effective October 1, 2005 the Fund’s administrative fee was reduced by 0.05% to 0.40%.
(j)	If the investment manager did no reimburse expenses, the ratio of expenses to average net assets would have been 1.20%
(k)	Effective October 1, 2005, the Fund’s advisory fee was reduced by 0.05% to 0.35%.
(l)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.30%.
(m)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.25%.

Prospectus	110

Appendix A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody’s, S&P, or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

Moody’s Investors Service, Inc.	Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1	PIMCO Funds

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

Prospectus	A-2

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

A-3	PIMCO Funds

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among other, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

Prospectus	A-4

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

A-5	PIMCO Funds

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.	Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Prospectus	A-6

A: High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

A-7	PIMCO Funds

RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Prospectus	A-8

PIMCO Funds	INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105-4800

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling the Trust at 1-800-927-4648 or PIMCO Infolink Audio Response Network at 1-800-987-4626, or by

writing to:

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by e-mailing your request to publicinfo@sec.gov.

You can also visit our Web site at www.pimco.com for additional information about the Funds, including the SAI and the annual and semi-annual reports, which are available for download free of charge.

Reference the Trust’s Investment Company Act file number in your correspondence.

Investment Company Act File No. 811-05028 PI_1525439_00

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

PIMCO Funds

Statement of Additional Information

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO Funds (the “Trust”), as described below and as supplemented from time to time.

The Trust is an open-end management investment company (“mutual fund”) currently consisting of 64 separate portfolios (each such portfolio discussed in this Statement of Additional Information is referred to herein as a “Fund” and collectively as the “Funds”). The Trust offers up to twelve classes of shares of each of its Funds.

Certain Funds’ Class A, B, C and R shares are offered through the Bond Funds Prospectus dated July 31, 2009, certain Funds’ Institutional Class, Classes M and P, Administrative Class and Class D shares are offered through the Bond Funds Prospectus dated July 31, 2009, certain Funds’ Class A, B, C and R shares are offered through the Strategic Markets Funds Prospectus dated July 31, 2009, certain Funds’ Institutional Class, Class P, Administrative Class and Class D shares are offered through the Strategic Markets Funds Prospectus dated July 31, 2009, the Short-Term, Low Duration, High Yield, Total Return, CommodityRealReturn Strategy and Real Return Funds’ Class A, B, C and R shares are offered through a Prospectus dated July 31, 2009 and the Short-Term, Low Duration, High Yield, Total Return, Total Return II, Total Return III, CommodityRealReturn Strategy and Real Return Funds’ Institutional Class, Class P, Administrative Class and Class D shares are offered through a prospectus dated July 31, 2009, all as amended or supplemented from time to time (collectively, the “Prospectuses”). A copy of the Prospectuses may be obtained free of charge at the address and telephone number listed below.

Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”), 840 Newport Center Drive, Newport Beach, California 92660, is the investment adviser to the Funds.

Copies of Prospectuses and annual or semi-annual reports may be obtained free of charge at the addresses and telephone number(s) listed below.

Institutional Class, Classes M and P, Administrative Class and Class D Prospectuses, Annual and Semi-Annual Reports:	Classes A, B, C and R Prospectuses, Annual and Semi-Annual Reports:
PIMCO Funds	Allianz Global Investors Distributors LLC
840 Newport Center Drive	1345 Avenue of the Americas
Newport Beach, California 92660	New York, New York 10105
Telephone: (800) 927-4648	Telephone: (800) 426-0107

July 31, 2009

i

ii

THE TRUST

The Trust is an open-end management investment company (“mutual fund”) currently consisting of separate investment portfolios, including:

All Asset Fund	Long-Term Credit Fund
All Asset All Authority Fund	Long-Term U.S. Government Fund
California Intermediate Municipal Bond Fund	Low Duration Fund
California Short Duration Municipal Income Fund	Low Duration Fund II
CommodityRealReturn Strategy Fund®	Low Duration Fund III
Convertible Fund	Moderate Duration Fund
Developing Local Markets Fund	Money Market Fund
Diversified Income Fund	Mortgage-Backed Securities Fund
EM Fundamental IndexPLUS™ TR Strategy Fund	Municipal Bond Fund
Emerging Local Bond Fund	MuniGO Fund
Emerging Markets and Infrastructure Bond Fund	New York Municipal Bond Fund
Emerging Markets Bond Fund	Real Return Fund
Extended Duration Fund	Real Return Asset Fund
Floating Income Fund	RealRetirement® 2010 Fund
Foreign Bond Fund (Unhedged)	RealRetirement® 2020 Fund
Foreign Bond Fund (U.S. Dollar-Hedged)	RealRetirement® 2030 Fund
Fundamental Advantage Total Return Strategy Fund	RealRetirement® 2040 Fund
Fundamental IndexPLUS™ Fund	RealRetirement® 2050 Fund
Fundamental IndexPLUS™ TR Fund	RealEstateRealReturn Strategy Fund
Global Advantage Strategy Bond Fund	Short Duration Municipal Income Fund
Global Bond Fund (Unhedged)	Short-Term Fund
Global Bond Fund (U.S. Dollar-Hedged)	Small Cap StocksPLUS® TR Fund
Global Multi-Asset Fund	StocksPLUS® Fund
GNMA Fund	StocksPLUS® Long Duration Fund
Government Money Market Fund	StocksPLUS® TR Short Strategy Fund
High Yield Fund	StocksPLUS® Total Return Fund
High Yield Municipal Bond Fund	Total Return Fund
Income Fund	Total Return Fund II
International StocksPLUS® TR Strategy Fund (Unhedged)	Total Return Fund III
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	Treasury Money Market Fund
Investment Grade Corporate Bond Fund	Unconstrained Bond Fund
Long Duration Total Return Fund	Unconstrained Tax Managed Bond Fund

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of each Fund are described in the Prospectuses. Consistent with each Fund’s investment policies, each Fund may invest in “Fixed Income Instruments,” which are defined in the Prospectuses. Additional information concerning the characteristics of certain of the Funds’ investments is set forth below.

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The All Asset and All Asset All Authority Funds, which are separate Funds, invest substantially all of their assets in other Funds, except the RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040 and RealRetirement® 2050 Funds (collectively, the “RealRetirement® Funds”), Global-Multi-Asset Fund and each other. The other Funds in which the All Asset and All Asset All Authority Funds invest are referred to in this Statement of Additional Information as “Underlying PIMCO Funds.” By investing in Underlying PIMCO Funds, the All Asset, All Asset All Authority and any other funds of funds managed by PIMCO that invest all or a significant portion of their assets in the Underlying PIMCO Funds (together with the All Asset and All Asset All Authority Funds, the “PIMCO Funds of Funds”), may have indirect exposure to some or all of the securities and instruments described below depending upon how their assets are allocated among the Underlying PIMCO Funds. Since the PIMCO Funds of Funds invest substantially all or a significant portion of their assets in the Underlying PIMCO Funds, investment decisions made with respect to the PIMCO Funds of Funds could under certain circumstances negatively impact the Underlying PIMCO Funds, including with respect to the expenses and investment performance of the Underlying PIMCO Funds. Similarly, certain funds managed by investment advisers affiliated with PIMCO (“Affiliated Funds of Funds”) may invest some or all of their assets in the Underlying PIMCO Funds, and investment decisions made with respect to Affiliated Funds of Funds similarly could under certain circumstances negatively impact the Underlying PIMCO Funds, including with respect to the expenses and investment performance of the Underlying PIMCO Funds. Please see “Investments in the Underlying PIMCO Funds” below for more information regarding potential risks to the Underlying PIMCO Funds.

The Global Multi-Asset and RealRetirement® Funds may also invest in any Underlying PIMCO Funds except the All Asset and All Asset All Authority Funds and each other. However, the Global Multi-Asset Fund and RealRetirement® Funds may also invest in a combination of affiliated fund and unaffiliated funds, which may or may not be registered under the 1940 Act, Fixed Income Instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

The CommodityRealReturn Strategy Fund® may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “CRRS Subsidiary”). The CRRS Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the CRRS Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and CRRS Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the CRRS Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the CRRS Subsidiary, the Fund is indirectly exposed to the risks associated with the CRRS Subsidiary’s investments. The derivatives and other investments held by the CRRS Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiary” for a more detailed discussion of the Fund’s CRRS Subsidiary.

The Global Multi-Asset Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund II Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “GMA Subsidiary,” together with the CRRS Subsidiary, the “Subsidiaries”). The GMA Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the GMA Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and GMA Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the GMA Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the GMA Subsidiary, the Fund is indirectly exposed to the risks associated with the GMA Subsidiary’s investments. The derivatives and other investments held by the GMA Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiary” for a more detailed discussion of the Fund’s GMA Subsidiary.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association

(“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Municipal Bonds

Each Fund (except the Government Money Market and Treasury Money Market Funds) may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. It is a policy of each of the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, Municipal Bond, MuniGO, New York Municipal Bond, and Short Duration Municipal Income Funds (each a “Municipal Fund,” and collectively, the “Municipal Funds”) to have at least 80% of its net assets plus borrowings for investment purposes invested in investments, the income of which is exempt from federal income tax (“Municipal Bonds”). In the case of the California Intermediate Municipal Bond and California Short Duration Municipal Income Funds, the Funds will invest, under normal circumstances, at least 80% of their net assets plus borrowing for investment purposes in investments, the income of which is exempt from federal income tax and California income tax. In the case of the New York Municipal Bond Fund, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowing for investment purposes in investments, the income of which is exempt from federal income tax and New York income tax. The ability of a Municipal Fund to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) that at least 50% of the applicable Municipal Fund’s total assets be invested in Municipal Bonds at the end of each calendar quarter. In addition, the Unconstrained Tax Managed Bond Fund seeks to invest under normal circumstances at least 50% of its assets in Municipal Bonds.

The California Intermediate Municipal Bond and California Short Duration Municipal Income Funds may concentrate their investments in California Municipal Bonds and will therefore be exposed to California state-specific risks. Similarly, the New York Municipal Bond Fund may concentrate its investments in New York Municipal Bonds and therefore will be exposed to New York state-specific risks. State-specific risks are discussed in the “Summary of Risks” section of the Prospectuses and in this “Municipal Bonds” section of this Statement of Additional Information. The High Yield Municipal Bond, Municipal Bond, Short Duration Municipal Income and Unconstrained Tax Managed Bond Funds may, from time to time, invest more than 25% of their total assets in Municipal Bonds of issuers in California and New York, and the MuniGO Fund may, from time to time, invest more than 25% of its assets in Municipal Bonds of issuers in California. Accordingly, such Funds, to the extent they invest more than 25% in California or New York, will be subject to the California and New York State state-specific risks discussed in the “Summary of Risks” section of the Prospectuses and in this “Municipal Bonds” section of this Statement of Additional Information, but none of these Funds have any present intention to invest more than that amount in a particular state.

Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the State of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Each Fund that may invest in Municipal Bonds (except the MuniGO Fund), and in particular the Municipal Funds (except the MuniGO Fund) and the Unconstrained Tax Managed Bond Fund, may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Each Fund that may invest in Municipal Bonds may invest in pre-refunded Municipal Bonds. Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded Municipal Bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). While still tax-exempt, pre-refunded Municipal Bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury or Agency securities. As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of Municipal Bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investment in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the Securities and Exchange Commission and the Internal Revenue Service, a Fund’s investment in pre-refunded Municipal Bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to certain Funds, be considered an investment in the respective U.S. Treasury and Agency securities.

Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. The California Short Duration Municipal Income, MuniGO, Short Duration Municipal Income and Unconstrained Tax Managed Bond Funds do not intend to invest in securities whose interest is subject to the federal alternative minimum tax.

Each Fund (except the Government Money Market and Treasury Money Market Funds) may invest in Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. A Fund’s investments in Build America Bonds will result in taxable income and the Fund may elect to pass through to shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. For example, taxable funds, including Funds other than the Municipal Funds, may choose to invest in Build America Bonds. Although Build America Bonds are only authorized for 2009 and 2010, the program may result in reduced issuance of tax-exempt Municipal Bonds. As a result, Funds that invest in tax-exempt Municipal Bonds, such as the Municipal Funds, may increase their holdings of Build America Bonds and other investments permitted by the Funds’ respective investment objectives and policies.

The Funds may invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the Funds will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The Funds also may purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest.

The Funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. A Fund may not invest more than 15% (10% in the case of the Government Money Market, Money Market and Treasury Money Market Funds) of its net assets in illiquid securities, including unmarketable private placements.

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

The Funds that may invest in Municipal Bonds (except the MuniGO Fund) may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A Fund will not invest more than 5% of its net assets in municipal warrants.

The Funds may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. Because a significant portion of insured Municipal Bonds that have been issued and are outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the Municipal Bonds insured by that insurance company and on the Municipal Bond markets as a whole. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

The Funds (except the Government Money Market, Money Market and Treasury Money Market Funds) may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying Municipal Bond. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Funds when short-term interest rates rise, and increase the interest paid to the Funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each Fund’s investment objectives and general investment policies, a Fund (except the Government Money Market, Money Market and Treasury Money Market Funds) may invest in RIBs without limitation.

In a transaction in which a Fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying Municipal Bond.

The Funds also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Funds will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the Internal Revenue Service (“IRS”) has not issued a definitive ruling on the matter.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

The Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Funds also may sell Municipal Bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, Municipal Bonds rated below investment grade (i.e., high yield Municipal Bonds) may not be as liquid as higher-rated Municipal Bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a Municipal Bond and on a Fund’s ability to sell a Municipal Bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”)” below.

Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Each Fund that may invest in Municipal Bonds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Bonds in the same manner. In particular, the California Intermediate Municipal Bond, California Short Duration Municipal Income and New York Municipal Bond Funds are subject to the risks inherent in concentrating investment in a particular state or region. The following summarizes information drawn from official statements, and other public documents available relating to issues potentially affecting securities offerings of issuers domiciled in the states of California and New York. Neither the Funds nor PIMCO have independently verified the information, but have no reason to believe that it is substantially different.

California. Each Fund investing in California Municipal Bonds, and in particular the California Intermediate Municipal Bond and California Short Duration Municipal Income Funds, may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California Municipal Bonds. The information is derived from sources that are generally available to investors, including information promulgated by the State’s Department of Finance, the State’s Treasurer’s Office, and the Legislative Analyst’s Office. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Funds, and the Funds assume no responsibility for the completeness or accuracy of such information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by a Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the state government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

Certain tax-exempt securities in which the Funds may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

With a gross state product in excess of $1 trillion, California’s economy is the largest state economy in the United States and one of the largest in the world. In addition to its size, California’s economy is diverse, with no industry sector accounting for more than one-quarter of the State’s output. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, entertainment, real estate and financial services, and may be sensitive to economic factors affecting those industries.

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the State’s negative General Fund balance. Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The ERBs replace the previously authorized “Fiscal Recovery Bonds.”

The repayment of the ERBs are secured by a pledge of revenues from an increase in the State’s share of the sales and use tax of 0.25% starting July 1, 2004, which are deposited in the Fiscal Recovery Fund. Local governments’ shares of the sales and use tax are expected to decrease by a commensurate amount. These new sales and use tax rates will automatically revert to previous levels as soon as the ERBs are repaid. The repayment of the ERBs may be accelerated with transfers from the State’s Budget Stabilization Fund, as specified in the Balanced Budget Amendment. In the event the dedicated revenue falls short, the State also would pledge its full faith and credit by using General Fund revenues to repay the debt service. As of January 10, 2009, California had outstanding approximately $56.9 billion in long-term general obligation bonds. California announced the issuance of approximately $6.5 billion in March 2009 and $6.8 billion in April 2009 in general obligations bonds

Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 requires the State to contribute to a special reserve of 1% of revenues in 2006-07, 2% in 2007-08, and 3% in subsequent years. This special reserve will be used to repay the ERBs and provide a “rainy-day” fund for future economic downturns or natural disasters. The amendment allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies. In January 2008, California Governor Arnold Schwarzenegger declared a fiscal emergency and the 2008-09 budget proposed, pursuant to the Governor’s authority under Proposition 58, to suspend the pre-payment of ERBs scheduled for 2008-09 and to sell the remaining $3.3 billion of authorized ERBs to rebuild 2008’s budget reserve. The California Legislature adopted the proposals in February 2008.

California, like the rest of the nation, recently has experienced a severe economic downturn. The outlook for the national economy is for slower growth for 2009. Real GDP is projected to shrink 2.2% in 2009. The nation’s economic difficulties are expected to continue into 2010, with a projected growth in real GDP of 1.5% with unemployment exceeding 9%. The outlook for the California economy is for negative growth in 2009, followed by weak growth in 2010. Both the California and national economies continue to face falling home prices, worsening credit availability, shrinking equity values and growing job losses. Both economies were very weak during the first half of 2009, and it is difficult to gauge how long it will be before the economies recover. As a result of these economic difficulties, in July 2009, the State budget shortfall is estimated at $26.3 billion for the 2009-10 fiscal year (“FY”).

The housing slump has been deeper in California than most states, and declining prices and increasing subprime mortgage rates have led to record mortgage delinquencies and home foreclosures in California. Upward resets of subprime mortgage rates have made payments unaffordable for many borrowers in the State, and several large financial institutions have reported substantial losses on subprime mortgages and securities backed by these mortgages. In addition, uncertainty about the mortgage market and increased financial market volatility have prompted lenders to tighten credit standards.

Employment data also reflect the difficult economy. Non-farm payroll employment is forecasted to fall by 1.6 percent in 2009 and 0.5 percent in 2010, as compared to a 0.6 percent decline in 2008. The State’s unemployment rate rose from 5.9 percent in January 2008 to 11.5 percent in May 2009. Personal income in California is projected to grow 2 percent in 2009 and 2.1 percent in 2010, as compared to 3.7 percent in 2008. Taxable sales in California have continued to decelerate and new vehicle registrations also continued to fall.

General Fund revenue collections for the month of September 2008 were $923 million below forecast, and the revenues collected in November 2008 amounted to $1.3 billion, or 18.5 percent below expectations. In a statement released October 1, 2008, State Controller John Chiang indicated that based on projected declines in revenues coupled with questionable cash solutions in the State budget, California will need to borrow $7 billion to meet all of its obligations through the FY ending June 30, 2009. The State sold $5 billion of Revenue Anticipation Notes (“RANs”) in a public offering during the week of October 13, 2008, but cancelled the November sale of the remaining $2 billion in RANs. Governor Schwarzenegger indicated that if California is unable to obtain the necessary level of financing to maintain government operations, it may be forced to turn to the U.S. Treasury for short-term financing.

In 2009, California’s credit rating was downgraded by Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) and Fitch, Inc. (“Fitch”). As of July 6, 2009, California’s general obligation bonds were assigned ratings of A2, A, and A- by Moody’s, S&P and Fitch, respectively. In the summer of 2009, both Moody’s and S&P indicated that further ratings downgrades are possible. The agencies continue to monitor the State’s budget deliberations closely to determine whether to alter the ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which a Fund invests.

Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.

On September 23, 2008, Governor Schwarzenegger signed the State’s budget, which came a record 85 days late. The 2008 Budget Act addressed the projected $24.3 billion budget deficit and projected a modest reserve of $1.7 billion in 2008-09, although it projected a deficit of $1.0 billion in 2009-10. While the budget did not resolve the State’s persistent structural budget deficit, it included a budget reform measure aimed at stabilizing the budget while avoiding borrowing from local governments or transportation funds. Expenditure reductions account for 47 percent of all savings, more than any other category. As a result of these reductions, the budget held General Fund spending to virtually no growth in 2008-09 — $103.4 billion in 2008-09 compared to $103.3 billion in 2007-08. The budget included a reduction of $850 million in the General Fund, or 1 percent below the amounts proposed in the budget bill adopted by the Legislature. This reduction is due to: (i) $510 million in General Fund vetoes; and (ii) $340 million in General Fund savings due to the delay in enacting this budget and the effect of Executive Order S-09-08. The budget delay slowed or halted many activities of government for nearly three months, and the Executive Order terminated the services of temporary employees and reduced overtime for State employees.

In light of economic developments since enactment of the 2008 budget, Governor Schwarzenegger ordered a special session of the Legislature and proposed a variety of spending reductions and revenue increases to bring spending closer in line with available revenues. Governor Schwarzenegger declared a fiscal emergency for the second time in December 2008, stating that the budget deficit will reach $41.6 billion through June 2010 if no action is taken. The Governor has called for a combination of $4.5 billion in cuts and $4.7 billion in new revenues from tax law changes to address California’s widening $15 billion deficit. The proposals include a plan to temporarily increase State sales tax to 8.75 percent from 7.25 percent for 3 years, as well as adding a 9.9 percent-per-barrel severance tax on oil drilled in the State.

On January 16, 2009, the State announced that it would delay the distribution of state tax refunds. On February 17, 2009, after the State Legislature was unable to agree on a budget, the Governor announced layoffs of 10,000 government workers and the halting of the last 275 state-funded public works projects still in operation. Closing these projects will save the State an estimated $3.8 billion this year. In June 2009, California announced that it was unable to meet its financial commitments and would be issuing IOUs to creditors.

In July 2009, a budget was passed to close a projected budget shortfall of $24 billion for the 2009-10 FY. The budget includes $16 billion in spending cuts, including $8 billion from education and $1 billion each from salaries, prisons and health care. The State’s current economic problems heighten the risk of investing in California Municipal Bonds. There is a heightened risk of an interruption in payments to holders of California Municipal Bonds, such as the Funds. There is also a heightened risk of a further downgrade in the credit ratings of the State’s general obligation debt, which could adversely affect the market value of the California Municipal Bonds held by the Funds.

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

New York. Funds investing in New York Municipal Bonds, and in particular the New York Municipal Bond Fund, may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors, including the New York State Division of the Budget and the New York City Office of Management and Budget. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Funds and the Funds assume no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York city and state agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

New York has historically been one of the wealthiest states in the nation, maintaining the third largest economy in the United States behind California and Texas. For decades, however, the State’s economy grew more slowly than that of the nation as a whole, gradually eroding the State’s relative economic affluence, as urban centers lost the more affluent to the suburbs and people and businesses migrated to the southern and the western United States. Factors that may adversely affect the New York State economy include additional write-downs by the financial sector associated with subprime mortgages; deteriorating credit markets, thereby lowering business investment and prolonging recovery; and increases in the cost of energy and food prices, thereby increasing the risk of high inflation.

Relative to other states, New York has for many years imposed a very high state and local tax burden on residents. The burden of state and local taxation in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside of, or not locate within, New York. The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the State’s income and employment levels. Furthermore, such social, economic and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, the State’s political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax-exempt securities, is adversely affected.

State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economies and actions of the federal government may create budget gaps for the State. Moreover, even an ostensibly balanced budget may still contain several financial risks. These risks include the possibility of broad economic factors, additional spending needs, revenues that may not materialize and proposals to reduce spending or raise revenues that have been previously rejected by the Legislature. To address a potential imbalance in any given FY, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. Under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the proposals or that the State’s actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. The fiscal stability of the State is related to the fiscal stability of its public authorities. Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.

Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

Over the near and long term, New York State and New York City may face economic problems. New York City continues to be adversely affected by the nation-wide collapse of the housing market, increasing energy prices, the declining dollar and the tightening of credit. New York City accounts for a large portion of the State’s population and personal income, and New York City’s financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets as well as by shifts upward or downward in the State’s real estate market.

The national and State economies continue to be weak. The State’s Division of Budget (“DOB”) expects the slowdown in economic activity to persist until at least the end of calendar year 2009. A weaker national economy and more severe financial sector woes are projected to negatively affect the State economy as well. The State’s enacted budget for FY 2009-10 closes the largest budget gap ever faced by the State. The combined current services budget gap for 2008-09 and 2009-10 totaled $20.1 billion (2008-09: $2.2 billion; 2009-10: $17.9 billion), before the gap-closing actions approved by the Governor and Legislature and the receipt of Federal aid. The combined current-services gap for 2008-09 and 2009-10 grew steadily over the past year, increasing four-fold since May 2008. The $15 billion increase in the gap, to $20.1 billion, was due almost exclusively to the precipitous decline in projected receipts, reflecting the severity of the current economic downturn and dislocation in the financial markets. The current recession has been characterized by a loss of vast sums of wealth from depressed equity and real estate markets. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been lost nationwide since the third quarter of calendar year 2007. This is expected to have a substantial impact on taxable income and, by extension, State tax receipts.

The 2009-10 gap-closing actions can be grouped into three general categories: (1) actions that reduce current services spending in the General Fund on a recurring basis; (2) actions that increase revenues on a recurring basis; and (3) transactions that increase revenues or lower spending in 2009-10, but that are not expected to recur. To close the two-year budget gap in 2008-09 and 2009-10, the Governor and Legislature approved a total of $13.9 billion in gap-closing actions, including $6.5 billion in actions to restrain spending, $5.4 billion in actions to increase receipts, and $2 billion in non-recurring actions (more than half of which were used in 2008-09 to close a gap that opened in the last half of the fiscal year). In addition, the gap-closing plan includes $6.15 billion in direct fiscal relief that the Federal government is providing to the State under the American Recovery and Reinvestment Act of 2009 (“ARRA”) to stabilize State finances and help prevent reductions in essential services. The President signed the ARRA on February 17, 2009, after the Governor had submitted his Executive Budget. By law, the direct Federal fiscal relief must be used effectively and expeditiously to promote economic recovery, and may not be allocated for other purposes, such as funding reserves or paying down debt.

In January 2009, the DOB lowered its U.S. forecasts for corporate profits, equity market prices, employment growth, and wages in calendar year 2009. Real U.S. GDP is projected to decline for four consecutive quarters starting with the third quarter of calendar year 2008. DOB projects the U.S. economy to contract by 1.4 percent in 2009, following growth of 1.2 percent in 2008. With the accelerated loss of jobs projected for 2009, wage growth is also expected to fall. The substantial decline in wage growth is expected to reduce personal income growth from 3.8 percent in 2008 to 1.8 percent in 2009. DOB projects inflation as measured by growth in the Consumer Price Index of 0.1 percent for 2009, following 3.9 percent for 2008.

With the financial markets at the heart of the recent economic downturn, the DOB expects layoffs from the State’s financial services sector to total approximately 60,000 as strained financial institutions seek to cut costs and newly merged banks seek to reduce duplication of services. The DOB also expects private sector job losses to total about 180,000, with declines anticipated for all major industrial sectors except for health and education. The loss of manufacturing jobs is expected to accelerate going forward, particularly in auto-related industries. The State’s real estate market will continue to weaken in 2009, with office vacancy rates expected to rise due to falling employment, tight credit market conditions, and completed construction coming online. In addition, a weak global economy and strong dollar are expected to negatively affect the State’s export-related and tourism industries. State employment is now expected to fall 1.9 percent for 2009, with private sector jobs projected to fall 2.2 percent, following growth of 0.3 percent for both total and private employment for 2008. DOB projects a decline in total State wages of 4.1 percent for 2009, largely driven by a decline of 48 percent in bonus payments in the finance and insurance industries, following an estimated increase of 1.1 percent for 2008. Declines in both the wage and non-wage components of income is expected to result in a decline in total personal income of 1.6 percent for 2009, following 2.3 percent growth for 2008.

The impact of the recession on tax collections is expected to register in the current fiscal year. The DOB has lowered the estimate of General Fund tax receipts by $492 million in the current year and $2.1 billion in FY 2009-10. Projections of General Fund personal income tax receipts were reduced by approximately $225 million for 2008-09 and $1.77 billion in 2009-10. In FY 2008-09, the revisions reflect an expected decrease in estimated tax payments and withholding, offset in part by an expected increase in final returns. In FY 2009-10, the revisions reflect falling wage growth and lower withholding and estimated tax payments, consistent with the updated economic forecast.

In January 2009, New York City Mayor Michael Bloomberg presented the City’s FY 2010 preliminary budget and an updated four year financial plan. The Mayor outlined a plan to close a $4 billion deficit for FY 2010 through nearly $1 billion in new agency gap closing actions, keeping controllable expenses virtually flat as well as revenue enhancements, including possible sales tax increases and long-term cost containment measures. The continued decline in the economy and the proposed State budget caused the City’s FY 2010 deficit to grow from the $1.3 billion estimated in November 2008 to $4 billion.

New York City’s general debt limit, as provided in the New York State Constitution, is 10 percent of the five-year rolling average of the full value of taxable City real property. The City’s FY 2009 general debt-incurring power of $70.42 billion is projected to rise to $75.24 billion in FY 2010, $79 billion in FY 2011, and $80.63 billion in FY 2012.

New York City has the largest population of any city in the U.S., and it is obligated to maintain a complex and aging infrastructure. The City bears responsibility for more school buildings, firehouses, health facilities, community colleges, roads, bridges, libraries, and police precincts than any other municipality in the country. Capital bond proceeds are used for the construction and rehabilitation of these facilities. Bond proceeds are also used for financing shorter-lived capital items such as comprehensive computer systems.

The City’s general obligation debt was $34.19 billion at the beginning of FY 2009. After including contract and other liability and adjusting for appropriations, the City’s indebtedness that is counted toward the debt limit totaled $42.64 billion at the beginning of FY 2009. This indebtedness is expected to grow to $59.26 billion by the beginning of FY 2012. The City was below its general debt limit by $27.78 billion on July 1, 2008 and is projected to be below the general limit by $24.27 billion on July 1, 2009, by $24.6 billion on July 1, 2010, and by $22.78 billion by July 1, 2011.

In addition to general obligation bonds, the City maintains several additional credits, including bonds issued by the New York City Transitional Finance Authority (“NYCTFA”) and TSASC, Inc. (“TSASC”). The debt-incurring capacities of NYCTFA and TSASC total $17.3 billion of which $14.8 billion has been utilized to finance the City’s capital program. Also included in the $17.3 billion capacity is $2.0 billion of recovery bonds issued for general fund expenses in the aftermath of the World Trade Center disaster. The NYCTFA has exhausted its general debt-incurring power as of July 1, 2007. The City’s debt has grown from $2,490 per capita in FY 1990 to $7,153 by FY 2008, an increase of 187 percent. Over the same period, the cumulative growth rate in debt per capita exceeded the rate of inflation by 115 percentage points and the growth rate of City tax revenues by 32 percentage points. Based on an analysis of financial statements released by other jurisdictions, New York City leads a sample of large U.S. cities in debt burden per capita by a margin of more than two to one.

As of July 6, 2009, New York State’s general obligation bonds are rated AA, Aa3, and AA- by S&P, Moody’s, and Fitch, respectively. The City’s general obligation credit ratings were upgraded by all three agencies in 2007 and have remained unchanged. New York City’s general obligation debt was rated Aa3 by Moody’s, AA by S&P and AA- by Fitch. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Mortgage-Related and Asset-Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” Certain of the Funds also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks but now the common stock is owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PIMCO determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in PIMCO’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid (10% in the case of the Government Money Market, Money Market and Treasury Money Market Funds).

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested.

Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

Consistent with a Fund’s investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.

Real Estate Securities and Related Derivatives

Certain of the Funds (in particular, the RealEstateRealReturn Strategy Fund) may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Bank Obligations

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Government Money Market, Money Market and Treasury Money Market Funds) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The California Intermediate Municipal Bond, California Short Duration Municipal Income, Government Money Market, High Yield Municipal Bond, GNMA, Long-Term U.S. Government, Low Duration II, Money Market, Mortgage-Backed Securities, Municipal Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income, Total Return II and Treasury Money Market Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust’s limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Loan Participations and Assignments

Each Fund (except for the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

Each Fund (except for the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Certain Funds that are diversified limit the amount of their total assets that they will invest in any one issuer and all Funds limit the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Corporate Debt Securities

A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in PIMCO’s opinion comparable in quality to corporate debt securities in which the Fund may invest.

The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as “subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.” S&P describes securities rated BBB as “regarded as having adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.” For securities rated BBB, Fitch states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”)” below.

High Yield Securities (“Junk Bonds”)

Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds by investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if PIMCO deems it in the best interest of shareholders.

Creditor Liability and Participation on Creditors Committees

Generally, when a Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. A Fund that is a creditor of an issuer may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund. Further, PIMCO has the authority to represent the Trust, or any Fund(s) thereof, on creditors committees or similar committees and generally with respect to challenges related to the securities held by the Funds relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Government Money Market, Money Market and Treasury Money Market Funds may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and such Funds may demand payment of principal from the issuer within that period.

Certain Funds may invest in floating rate debt instruments (“floaters”) and (except for the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Each of the Funds (except for the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Each Fund (except for the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest up to 5% of its total assets in any combination of mortgage-related and or other asset-backed IO, PO, or inverse floater securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs. To the extent permitted by each Fund’s investment objectives and general investment policies, a Fund (except for the Government Money Market, Money Market and Treasury Money Market Funds) may invest in RIBs without limitation.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

Certain Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Convertible Securities

Each Fund (except the Government Money Market, Money Market and Treasury Money Market Funds) may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Equity Securities

While the securities in which certain Funds primarily intend to invest are expected to consist of fixed income securities, such Funds (except for the Government Money Market, Money Market, MuniGO, Total Return and Treasury Money Market Funds) may invest in equity securities. While the EM Fundamental IndexPLUS™ TR Strategy Fund, Fundamental Advantage Total Return Strategy, Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), International StocksPLUS® TR Strategy Fund (Unhedged), Small Cap StocksPLUS® TR Fund, StocksPLUS® Fund, StocksPLUS® Long Duration Fund, StocksPLUS® TR Short Strategy Fund, and StocksPLUS® Total Return Fund (together, for purposes of this section only, “Equity-Related Funds”) will normally utilize derivatives to gain exposure to equity securities, each of those Funds may also invest directly in equity securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

With respect to the Equity-Related Funds, though the Equity-Related Funds do not normally invest directly in equity securities, when index derivatives appear to be overvalued relative to the index, each such Equity-Related Fund may invest all of its assets in a “basket” of index stocks. Individual stocks are selected based on an analysis of the historical correlation between the return of every index stock comprising each Fund’s respective index and the return of the index itself. In such case, PIMCO may employ fundamental analysis of factors such as earnings growth, price to earnings ratio, dividend growth and cash flows to choose among stocks that satisfy the correlation tests. Stocks chosen for the applicable Equity-Related Fund are not limited to those with any particular weighting in the applicable benchmark.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectuses and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees.

Preferred Stock

Each Fund (except for the Government Money Market, Money Market, MuniGO, Total Return and Treasury Money Market Funds) may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Warrants to Purchase Securities

The Funds (except the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund (except the Government Money Market, Money Market and Treasury Money Market Funds) will not invest more than 5% of its net assets in warrants to purchase securities. The Government Money Market, Money Market and Treasury Money Market Funds will not invest in warrants. Warrants acquired in units or attached to securities will be deemed without value for purposes of this restriction.

Foreign Securities

The Government Money Market, MuniGO and Treasury Money Market Funds may not invest in securities of foreign issuers. Each other Fund (except for the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, Long-Term U.S. Government, Low Duration II, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income and Total Return II Funds) may invest in corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers (except for the Money Market and Total Return Funds), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The GNMA, Money Market and Mortgage-Backed Securities Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated.

PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

A Fund that invests in instruments economically tied to non-U.S. countries may invest in a range of countries and, as such, the value of the Fund’s assets may be affected by uncertainties such as international political developments, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of countries in which investment may be made.

PIMCO generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, PIMCO identifies countries as emerging markets consistent with the strategic objectives of various Funds. For instance, the Emerging Local Bond Fund and Emerging Markets Bond Fund generally will consider a country to be an emerging market country if it is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. For all other Funds, a country generally will be considered an emerging market country only if: (i) at least one supranational organization has classified it as an emerging or developing economy; and (ii) no other supranational organization has classified the country as a developed country.

The Developing Local Markets, Diversified Income, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Advantage Strategy Bond, Global Bond (Unhedged), Global Bond (U.S. Dollar-Hedged), Global Multi-Asset, Emerging Local Bond, Emerging Markets and Infrastructure Bond, Emerging Markets Bond and Floating Income Funds may invest, without limit, in securities and instruments that are economically tied to emerging market countries. Each of the Unconstrained Bond and Unconstrained Tax Managed Bond Funds may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. Each of the Convertible, EM Fundamental IndexPLUS™ TR Strategy, Extended Duration, Fundamental Advantage Total Return Strategy, Fundamental IndexPLUS™ TR, High Yield, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), Investment Grade Corporate Bond, Long Duration

Total Return, Moderate Duration, Small Cap StocksPLUS® TR, StocksPLUS® Long Duration, StocksPLUS® Total Return and StocksPLUS® TR Short Strategy Funds may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Each remaining Fund that is permitted to invest in foreign (non-U.S.) securities, except for the Income, Money Market and Short-Term Funds, may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Short-Term Fund may invest up to 5% of its total assets in such securities and instruments and the Income Fund may invest up to 20% of its total assets in such securities and instruments.

Investment risk may be particularly high to the extent that a Fund invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. Certain Funds may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks.

General Emerging Market Risk. The securities markets of countries in which the Funds may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which the Funds may invest may not be subject to a high degree of regulation and the financial institutions with which the Funds may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Funds may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Funds’ investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Funds could lose their entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Funds invest a significant portion of their assets in a concentrated geographic area, the Funds will generally have more exposure to regional economic risks associated with those investments.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Funds that may invest in securities and instruments that are economically tied to emerging market countries will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Funds’ investment. If such restrictions were to be imposed subsequent to the Funds’ investment in the securities markets of a particular country, the Funds’ response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Funds’ liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Funds may seek exceptions to those restrictions. If those restrictions are present and cannot by avoided by the Funds, the Funds’ returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized than in developed markets. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Funds may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Funds. The Funds will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Funds will be successful in eliminating or reducing this risk, particularly as Counterparties operating in developing countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Funds. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Funds’ claims in any of these events.

Counterparty Risk. Trading in the securities of developing markets presents additional credit and financial risks. The Funds may have limited access to, or there may be a limited number of, potential Counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential Counterparties to certain financial institutions located or operating in the particular emerging market. Potential Counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Funds may not be able to reduce or mitigate risks related to trading with emerging market Counterparties. The Funds will seek, where possible, to use Counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Funds invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Funds’ investment in that country.

Litigation. The Funds may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain developing countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in markets in developing countries, that purported securities in which the Funds invest may subsequently be found to be fraudulent and as a consequence the Funds could suffer losses.

Taxation. The local taxation of income and capital gains accruing to non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Funds could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Funds will seek to reduce these risks by careful management of their assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect the Funds’ investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.

Each Fund (except for the California Intermediate Municipal Bond, California Short Duration Municipal Income, Government Money Market, High Yield Municipal Bond, MuniGO, Long-Term U.S. Government, Low Duration II, Money Market, Municipal Bond, New York Municipal Bond, Short Duration Municipal Income, Total Return II and Treasury Money Market Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Japanese Investment Risk. Certain Funds may invest in securities offered by Japanese issuers. The value of such securities may be significantly affected by economic, political and regulatory developments in Japan. Since 1990, the Japanese economy has experienced serious difficulties. During that period, the Tokyo Stock Price Index, a measure of the Japanese stock market, had fallen more than 50% since its peak in the 1980s. While Japan’s economic performance has shown modest improvements in the mid-2000s, the Japanese government continues to deal with persistent economic problems, including deflation, a banking system that has suffered from non-performing loans, and tax laws that dampen growth. Other factors having a negative impact include a heavy government budget deficit and low interest rates.

The Japanese economy lacks diversification, relying heavily on a small number of industries, including the electronic machinery sector. Japan is relatively poor in natural resources, and so it is dependent on imports, especially in the agricultural sector. It also relies on international trade to procure commodities needed for its strong heavy industrial sector, and therefore it is vulnerable to fluctuations in commodity prices. Japan has a high volume of exports, partly due to the government’s protectionist policies, which have caused tension with Japan’s trading partners, including the United States.

Generally, Japanese corporations are required to provide less disclosure than that required by U.S. law and accounting practice. Japanese accounting and auditing practices differ significantly from U.S. standards in specific areas, including regarding unconsolidated subsidiaries and related structures.

Foreign Currency Transactions

All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. These Funds also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of each Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:

Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Certain Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations

Tax Consequences of Hedging. Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign currency warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Borrowing

Except as described below, each Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to  1/3 of the Fund’s total assets. A Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Global Bond Fund (U.S. Dollar-Hedged) has adopted a non-fundamental investment restriction under which the Fund may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes. The Total Return Fund has adopted a non-fundamental investment restriction under which the Fund, so long as its shares are being offered in Japan, may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, except for extraordinary or emergency purposes, such as in the case of a merger, amalgamation or the like. Non-fundamental investment restrictions may be changed without shareholder approval.

A Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate or “earmark” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, the Fund may treat such transactions as bank borrowings, which would be subject to the Fund’s limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of a Fund’s total assets (except the Global Bond Fund (U.S. Dollar-Hedged) and the Total Return Fund).

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Derivative Instruments

In pursuing their individual objectives, the Funds (except for the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds (except for the California Intermediate Municipal Bond, California Short Duration Municipal Income, High Yield Municipal Bond, GNMA, Government Money Market, Long-Term U.S. Government, Low Duration II, Money Market, Mortgage-Backed Securities, Municipal Bond, MuniGO, New York Municipal Bond, Short Duration Municipal Income, Total Return II and Treasury Money Market Funds) also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund (except for the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund also may use those instruments, provided that the Board of Trustees determines that their use is consistent with the Fund’s investment objective.

The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

If a Fund writes a call option on a security or an index, it may “cover” its obligation under the call option by owning the security underlying the call option, by having an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund, or by maintaining with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the market value of the security or index underlying the option (but not less than the strike price of the option). A call option written by a Fund is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index written by a Fund is “covered” if the Fund segregates or “earmarks” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option written by a Fund is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.
If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

Each Fund (except for the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain of the Funds also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. PIMCO is not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Funds.

Limitations on Use of Futures and Futures Options. A Fund that may use futures and futures options will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by such Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds’ immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options and forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. Each Fund (except for the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund’s investment objectives and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except for the Government Money Market, Money Market, MuniGO and Treasury Money Market Funds) may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement

(the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

A Fund also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

In January 2009, the SEC issued temporary rules to allow for clearinghouses to facilitate certain credit default swap transactions between one or more counterparties. A clearinghouse may act as the intermediary, or central counterparty, in credit default swap transactions, reducing the risk of a counterparty defaulting on a transaction while providing a central location for regulators to view traders’ positions and prices. The use of a clearinghouse for credit default swaps is voluntary and the temporary rules are in effect from January 22, 2009 until September 25, 2009. In March 2009 the SEC approved exemptions to allow the CME Group, Inc. and InterContinental, Inc. to operate a clearinghouse for credit default swaps. Similarly, dealers of credit-default swaps in Europe agreed in February 2009 to use a clearinghouse in the European Union to guarantee derivatives. Nine banks and brokers, including Deutsche Bank AG, JPMorgan Chase & Co., and Barclays PLC, committed to start using one or more clearinghouses within the 27-nation region by the end of July 2009. The clearinghouse(s) will be funded by their members. In response to these developments, in March 2009 the Financial Industry Regulatory Authority (“FINRA”) proposed a pilot program imposing margin rules for credit default swap transactions executed by a registered broker-dealer and cleared by the CME Group, Inc. or other central counterparty platforms. FINRA speculates that the creation of CDS central counterparties will result in an increasing volume of CDS transactions being handled through broker-dealers instead of through affiliated entities of investment banks as in the past. FINRA’s pilot program is set to expire September 25, 2009.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds’ repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which PIMCO may determine swaps (including swap options) to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Correlation Risk for Certain Funds. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, certain Funds seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of these Funds are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

In addition, in the case of Funds that use short derivatives positions in an attempt to produce returns which vary inversely with the performance of an index on a daily basis, such as the PIMCO StocksPLUS® TR Short Strategy Fund, for periods greater than one day, the effect of compounding may result in the performance of the derivatives, and the Fund’s performance attributable to those positions, to be either greater than or less than the inverse of the index performance, and the extent of the variation could be substantial due to market volatility and other factors.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. In 2008, multiple committees of the U.S. Congress have held hearings investigating the rise in energy and agricultural prices and the role that the futures market and swap market participants may have played in this phenomenon. The CFTC is also investigating allegations of price manipulation in certain commodity markets. Some Members of Congress have introduced legislation that would impose limits on the maximum position that could be held by a single trader in energy-related contracts and would subject certain commodity- or energy-related swap agreements to new forms of regulation that could create barriers to commodity-related investment activity. While none of this regulatory or legislative activity has a direct, immediate effect upon the Funds, it is not possible to predict the course of future legislation or regulation in this area. It is possible that if these or similar measures were to become law, they could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments. These risks may be particularly acute for those Funds, such as the CommodityRealReturn Strategy Fund®, that make extensive use of commodity-related derivative instruments in seeking to achieve their investment objectives.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Each Fund, except for the CommodityRealReturn Strategy Fund®, will not invest more than 5% of its total assets in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Exchange-Traded Notes

Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund (except for the Government Money Market, Money Market and Treasury Money Market Funds and Municipal Funds) may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

A Fund (except for the Government Money Market, Money Market and Treasury Money Market Funds and Municipal Funds) may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each of the Funds (except for the Government Money Market and Treasury Money Market Funds) may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate or “earmark” until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Infrastructure Investments

Infrastructure entities include companies in the infrastructure business and infrastructure projects and assets representing a broad range of businesses, types of projects and assets. The risks that may be applicable to an infrastructure entity vary based on the type of business, project or asset, its location, the developmental stage of a project and an investor’s level of control over the management or operation of the entity.

Infrastructure entities are typically subject to significant government regulations and other regulatory and political risks, including expropriation; political violence or unrest, including war, sabotage or terrorism; and unanticipated regulatory changes by a government or the failure of a government to comply with international treaties and agreements. Additionally, an infrastructure entity may do business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations. Changing public perception and sentiment may also influence a government’s level of support or involvement with an infrastructure entity.

Companies engaged in infrastructure development and construction and infrastructure projects or assets that have not been completed will be subject to construction risks, including construction delays; delays in obtaining permits and regulatory approvals; unforeseen expenses resulting from budget and cost overruns; inexperienced contractors and contractor errors; and problems related to project design and plans. Due to the numerous risks associated with construction and the often incomplete or unreliable data about projected revenues and income for a project, investing in the construction of an infrastructure project involves significant risks. The ability to obtain initial or additional financing for an infrastructure project is often directly tied to its stage of development and the availability of operational data. A project that is complete and operational is more likely to obtain financing than a project at an earlier stage of development. Additionally, an infrastructure entity may not be able to obtain needed additional financing, particularly during periods of turmoil in the capital markets. The cost of compliance with international standards for project finance may increase the cost of obtaining capital or financing for a project. Alternatively, an investment in debt securities of infrastructure entities may also be subject to prepayment risk if lower-cost financing becomes available.

Infrastructure projects or assets may also be subject to operational risks, including the project manager’s ability to manage the project; unexpected maintenance costs; government interference with the operation of an infrastructure project or asset; obsolescence of project; and the early exit of a project’s equity investors. Additionally, the operator of an infrastructure project or asset may not be able pass along the full amount of any cost increases to customers.

An infrastructure entity may be organized under a legal regime that may provide investors with limited recourse against the entity’s assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any assets that secure repayment of a financing.

Short Sales

Each of the Funds (except for the Government Money Market and Treasury Money Market Funds), particularly the Fundamental Advantage Total Return Strategy Fund and StocksPLUS® TR Short Strategy Fund, may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that PIMCO determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Funds may invest up to 15% of their net assets in illiquid securities (10% in the case of the Government Money Market, Money Market and Treasury Money Market Funds). The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Each Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

Investments in Underlying PIMCO Funds

The PIMCO Funds of Funds invest substantially all or a significant portion of their assets in Underlying PIMCO Funds. Please see the “Principal Investments and Strategies” section in the Prospectuses for a description of the asset allocation strategies and general investment policies of each Fund. In some cases, the PIMCO Funds of Funds and Affiliated Funds of Funds may be the predominant or sole shareholders of a particular Underlying PIMCO Fund. As noted above, investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds.

For instance, the PIMCO Funds of Funds and Affiliated Funds of Funds may purchase and redeem shares of an Underlying PIMCO Fund as part of a reallocation or rebalancing strategy, which may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. The PIMCO Funds of Funds and PIMCO have adopted asset reallocation guidelines, which are designed to minimize potentially disruptive purchases and redemption activities by the PIMCO Funds of Funds.

Social Investment Policies

The Low Duration Fund III and Total Return Fund III will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities (“Socially-Restricted Issuers”). Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by PIMCO. PIMCO’s determination of Socially-Restricted Issuers at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, PIMCO may rely upon, among other things, information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.

Additionally, the Low Duration Fund III and the Total Return Fund III will not, as a matter of nonfundamental operating policy, invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (“Sudan-Related Issuers”). In applying the policy noted in the prior sentence, PIMCO will not invest directly in companies who own or control property or assets in Sudan; have employees or facilities in Sudan; provide goods or services to companies domiciled in Sudan; obtain goods or services from Sudan; have distribution agreements with companies domiciled in Sudan; issue credits or loans to companies domiciled in Sudan; or purchase goods or commercial paper issued by the Government of Sudan. In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Low Duration Fund III and Total Return Fund III may invest in derivative instruments whose returns are based, in whole or in part, on securities issued by Socially-Restricted Issuers or Sudan-Related Issuers where the counterparties to such transactions are not themselves either Socially-Restricted Issuers or Sudan-Related Issuers. With respect to derivatives based on securities of Socially-Restricted Issuers or Sudan-Related Issuers, including, but not limited to, credit default swaps, the Low Duration Fund III or the Total Return Fund III may be obligated to take possession of the underlying securities in certain circumstances. In such cases, the Low Duration Fund III or the Total Return Fund III, as applicable, will use reasonable efforts to divest themselves of these securities and may incur a loss in doing so.

Because the Low Duration Fund III and the Total Return Fund III adhere to the social investment policies described above, these Funds may be required to forego certain investment opportunities and their associated returns.

Investments in the Wholly-Owned Subsidiary

Investments in the Subsidiaries are expected to provide the CommodityRealReturn Strategy Fund® and Global Multi-Asset Fund, respectively, with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent IRS revenue rulings, as discussed below under “Taxation.” The Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own board of directors. The CommodityRealReturn Strategy Fund® is the sole shareholder of the CRRS Subsidiary, and it is not currently expected that shares of the CRRS Subsidiary will be sold or offered to other investors. The Global Multi-Asset Fund is the sole shareholder of the GMA Subsidiary, and it is not currently expected that shares of the GMA Subsidiary will be sold or offered to other investors.

It is expected that the Subsidiaries will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. Although the CommodityRealReturn Strategy Fund® and Global Multi-Asset Fund may enter into these commodity-linked derivative instruments directly, each Fund will likely gain exposure to these derivative instruments indirectly by investing in its Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market then commodity index-linked notes, each Fund’s investment in its Subsidiary will likely increase. The Subsidiaries will also invest in inflation-indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the respective Subsidiary’s derivatives position. To the extent that the CommodityRealReturn Strategy Fund® and/or Global Multi-Asset Fund invest in their respective Subsidiaries, such Fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the applicable Prospectuses and this Statement of Additional Information.

While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectuses and this Statement of Additional Information, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the CommodityRealReturn Strategy Fund®, Global Multi-Asset Fund and/or the Subsidiaries to operate as described in the applicable Prospectuses and this Statement of Additional Information and could negatively affect the Funds and their shareholders.

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Fund’s investment objective, except for the All Asset All Authority, California Short Duration Municipal Income, Developing Local Markets, EM Fundamental IndexPLUS™ TR Strategy, Emerging Local Bond, Emerging Markets and Infrastructure Bond, Extended Duration, Floating Income, Foreign Bond (Unhedged), Fundamental Advantage Total Return Strategy, Fundamental IndexPLUS™, Fundamental IndexPLUS™ TR, Global Advantage Strategy Bond, Global Bond (U.S. Dollar-Hedged), Global Multi-Asset, Government Money Market, High Yield Municipal Bond, Income, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), Long-Term Credit, Long Duration Total Return, MuniGO, RealEstateRealReturn Strategy, RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040, RealRetirement® 2050, Small Cap StocksPLUS® TR, StocksPLUS® Long Duration, StocksPLUS® TR Short Strategy, Treasury Money Market, Unconstrained Bond and Unconstrained Tax Managed Bond Funds, as set forth in the Prospectuses under the heading “Principal Investments and Strategies,” together with the investment restrictions set forth below, is a fundamental policy of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund.

(1)	A Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (except that the Money Market Fund may concentrate its investments in securities or obligations issued by U.S. banks).

(2)

A Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; (This investment restriction is not applicable to the All Asset, All Asset All Authority, California Intermediate Municipal Bond, California Short Duration Municipal Income, CommodityRealReturn Strategy, Developing Local Markets, Emerging Local Bond, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Advantage Strategy Bond, Global Bond (Unhedged), Global Bond (U.S. Dollar-Hedged), Global Multi-Asset, High Yield Municipal Bond, Income, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), MuniGO, New York Municipal Bond, RealEstateRealReturn Strategy, RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040, RealRetirement® 2050, Real Return, Real Return Asset and StocksPLUS® TR Short Strategy Funds.) For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.

(3)	A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)	A Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the Global Bond Fund (U.S. Dollar-Hedged), but see non-fundamental restriction “F”).

(5)	A Fund may borrow money or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	A Fund may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)	A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(8)	Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.

(9)	The High Yield Municipal Bond, Municipal Bond, MuniGO and Short Duration Municipal Income Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from federal income tax.

(10)	The California Intermediate Municipal Bond and California Short Duration Municipal Income Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from both federal income tax and California income tax.

(11)	The New York Municipal Bond Fund will invest, under normal circumstances, at least 80% of its assets in investments the income of which is exempt from both federal income tax and New York income tax.

For purposes of Fundamental Investment Restrictions No. 9, 10 and 11, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets, plus the amount of any borrowings for investment purposes.

Non-Fundamental Investment Restrictions

Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed by the Trust’s Board of Trustees without shareholder approval) relating to the investment of its assets and activities.

(A)	A Fund may not invest more than 15% of its net assets (10% in the case of the Government Money Market, Money Market and Treasury Money Market Funds) taken at market value at the time of the investment in “illiquid securities,” which are defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in PIMCO’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

(B)	A Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions.

(C)	Each Fund (except for the Government Money Market, Money Market and Treasury Money Market Funds) may invest up to 5% of its total assets (taken at market value at the time of investment) in any combination of mortgage-related or other asset-backed interest only, principal only, or inverse floating rate securities.

(D)	The Global Bond Fund (U.S. Dollar-Hedged) may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund’s total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

(E)	A Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

(F)	The Global Bond Fund (U.S. Dollar-Hedged) may not purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options.

(G)	In addition, the Trust has adopted the following non-fundamental investment policies that may be changed on 60 days’ notice to shareholders:

(1)	The GNMA Fund will invest, under normal circumstances, at least 80% of its assets in GNMA investments.

(2)	The Mortgage-Backed Securities Fund will invest, under normal circumstances, at least 80% of its assets in mortgage investments.

(3)	The Investment Grade Corporate Bond Fund will invest, under normal circumstances, at least 80% of its assets in investment grade corporate bond investments.

(4)	The High Yield Fund will invest, under normal circumstances, at least 80% of its assets in high yield investments.

(5)	The Long-Term U.S. Government Fund will invest, under normal circumstances, at least 80% of its assets in U.S. Government investments.

(6)	Each of the Global Bond (Unhedged) and Global Bond (U.S. Dollar-Hedged) Funds will invest, under normal circumstances, at least 80% of its assets in bond investments.

(7)	Each of the Foreign Bond (Unhedged) and Foreign Bond (U.S. Dollar-Hedged) Funds will invest, under normal circumstances, at least 80% of its assets in foreign bond investments.

(8)	The Emerging Markets Bond Fund will invest, under normal circumstances, at least 80% of its assets in emerging market bond investments.

(9)	The Convertible Fund will invest, under normal circumstances, at least 80% of its assets in convertible investments.

(10)	The Floating Income Fund will invest, under normal circumstances, at least 80% of its assets in investments that effectively enable the Fund to achieve a floating rate of income.

(11)	The Developing Local Markets Fund will invest under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, developing markets.

(12)	The Emerging Local Bond Fund will invest under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets.

(13)	Each of the Unconstrained Bond and Unconstrained Tax Managed Bond Funds will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instrument investments.

(14)	The Global Advantage Strategy Bond Fund will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instrument investments.

(15)	The Government Money Market Fund will invest, under normal circumstances, at least 80% of its assets in U.S. government securities.

(16)	The Treasury Money Market Fund will invest, under normal circumstances, at least 80% of its assets in U.S. Treasury securities.

(17)	The Long-Term Credit Fund will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instruments investments.

(18)	The Emerging Markets and Infrastructure Bond Fund will invest, under normal circumstances, at least 80% of its assets in a portfolio consisting of Fixed Income Instruments that are economically tied to emerging market countries and Fixed Income Instruments that are issued by infrastructure entities, projects or assets.

For purposes of these policies, the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes. In addition, for purposes of these policies, investments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Further, for purposes of these policies, a Fund may “look through” a repurchase agreement to the collateral underlying the agreement (typically, government securities), and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral.

Currency Hedging. The Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except for the Convertible Fund, Developing Local Markets Fund, Diversified Income Fund, EM Fundamental IndexPLUS™ TR Strategy Fund, Emerging Local Bond Fund, Emerging Markets and Infrastructure Bond, Emerging Markets Bond Fund, Floating Income Fund, Foreign Bond Fund (Unhedged), Global Advantage Strategy Bond Fund, Global Bond Fund (Unhedged), Global Multi-Asset Fund, Income Fund, and International StocksPLUS® TR Strategy Fund (Unhedged), will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Each of the Unconstrained Bond Fund and Unconstrained Tax Managed Bond Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Income Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. With respect to the fixed income investments of the EM Fundamental IndexPLUS™ TR Strategy Fund and International StocksPLUS® TR Strategy Fund (Unhedged), each Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. There can be no assurance that currency hedging techniques will be successful.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except for the Global Bond Fund (U.S. Dollar-Hedged)), such excess shall be subject to the 300% asset coverage requirement.

To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregating or “earmarking” of assets determined to be liquid in accordance with procedures adopted by the Board of Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of OTC options currently outstanding which are held by the Fund, 2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and 3) margin deposits on the Fund’s existing OTC options on futures contracts, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy is not a fundamental policy of the Funds and may be amended by the Board of Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The Funds interpret their policy with respect to concentration in a particular industry under Fundamental Investment Restriction 1, above, to apply to direct investments in the securities of issuers in a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, Municipal Bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Funds’ industry concentration restrictions. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Trust takes the position that such securities do not represent interests in any particular “industry” or group of industries. With respect to investments in Underlying PIMCO Funds by the All Asset Fund, All Asset All Authority Fund, Global Multi-Asset Fund and the RealRetirement® Funds, the Trust takes the position that investments in Underlying PIMCO Funds are not considered an investment in a particular industry, and portfolio securities held by an Underlying PIMCO Fund in which these Funds may invest are not considered to be securities purchased by these Funds for purposes of the Trust’s policy on concentration.

A Fund may invest in certain derivative instruments which, while representing a relatively small amount of the Fund’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that a Fund obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments.

The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. Pursuant to an exemptive order issued by the SEC on November 19, 2001, the Funds may enter into transactions among themselves with respect to the investment of daily cash balances of the Funds in shares of the money market and/or short-term bond funds, as well as the use of daily excess cash balances of the money market and/or short-term bond funds in inter-fund lending transactions with the other Funds for temporary cash management purposes. The interest paid by a Fund in such an arrangement will be less than that otherwise payable for an overnight loan, and will be in excess of the overnight rate the money market and/or short-term bond funds could otherwise earn as lender in such a transaction.

Non-Fundamental Operating Policies Relating to the Sale of Shares of the Total Return Fund in Japan

In connection with an offering of Administrative Class shares of the Total Return Fund in Japan, the Trust has adopted the following non-fundamental operating policies (which may be changed by the Trust’s Board of Trustees without shareholder approval) with respect to the Total Return Fund. Non-fundamental policies numbered (1) through (8) will remain in effect only so long as (i) they are required in accordance with standards of the Japanese Securities Dealers Association and (ii) shares of the Total Return Fund are being offered in Japan.

(1) The Trust will not sell shares of the Total Return Fund in Japan except through Allianz Global Investors Distributors LLC.

(2) The Trust has appointed, and will maintain the appointment of, a bank or trust company as the place for safe-keeping of its assets in connection with the Total Return Fund.

(3) The Tokyo District Court shall have the jurisdiction over any and all litigation related to transactions in any class of shares of the Total Return Fund acquired by Japanese investors as required by Article 26, Item 4 of the Rules Concerning Transactions of Foreign Securities of the Japan Securities Dealers Association.

(4) The Total Return Fund may not make short sales of securities or maintain a short position for the account of the Fund unless the total current value of the securities being the subject of the short sales or the short position is equal to or less than the net asset value of the Total Return Fund.

(5) The Total Return Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, except for extraordinary or emergency purposes, such as in the case of a merger, amalgamation or the like.

(6) The Total Return Fund may not acquire more than 50% of the outstanding voting securities of any issuer, if aggregated with the portion of holding in such securities by any and all other mutual funds managed by PIMCO.

(7) The Total Return Fund may not invest more than 15% of its total assets in voting securities privately placed mortgage securities or unlisted voting securities which cannot be readily disposed of. This restriction shall not be applicable to securities determined by PIMCO to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable.

(8) None of the portfolio securities of the Total Return Fund may be purchased from or sold or loaned to any Trustee of the Trust, PIMCO, acting as investment advisor of the Trust, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of PIMCO, on his own account whether in his own or other name (as well as a nominee’s name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund’s Prospectus and Statement of Additional Information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

(9) For as long as the Total Return Fund offers its shares for sale in Japan, it shall not invest in any stock or equities, and it shall manage its entrusted assets with the purpose of investing in public and company bonds consistent with qualifying as a “public and company bond investment trust” under the Income Tax Law of Japan.

All percentage limitations on investments described in the restrictions relating to the sale of shares in Japan will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If any violation of the foregoing investment restrictions occurs, the Trust will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Trust and the only remedy in respect of the violation.

If any of the foregoing standards shall, at any time when shares of the Total Return Fund are being offered for subscription by the Trust in Japan or thereafter, no longer be required in accordance with the standards of the Japanese Securities Dealers Association, then such standards shall no longer apply.

While the Total Return Fund will invest its assets in a manner intended to result in its treatment as a “public and company bond investment trust” for Japanese tax purposes, in the event that this result is not obtained, the Fund and its shareholders could be adversely affected, Japanese individual investors may be subject to capital gains taxes upon redemptions of the Fund’s shares, and Japanese shareholders may not be able to credit U.S. withholding taxes on income from the Fund against Japanese withholding taxes on income from the Fund. Any such tax obligations incurred by Japanese investors are obligations of the Fund’s Japanese shareholders, and not of the Fund or its trustees, officers or non-Japanese investors.

Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

Certain of the Funds have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses). Pursuant to the discretion of PIMCO and a Fund’s sub-adviser, if any, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Board of Trustees has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Trustees

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served /+/	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Interested Trustees[1]

Brent R. Harris (49) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO; Formerly, Chairman and Director, PCM Fund, Inc.	108	Chairman and Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust, Director, StocksPLUS® Management, Inc.; and member of Board of Governors and Executive Committee, Investment Company Institute.

Richard M. Weil (46) Trustee	02/2009 to present	Managing Director and member of Executive Committee, PIMCO	108	Trustee, PIMCO Variable Insurance Trust and Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (68) Trustee	05/2000 to present	Proprietor, Cannon & Company (an investment firm); Formerly, President, Houston Zoo. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.	108	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

Vern O. Curtis (75) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor; Formerly, Director, PCM Fund, Inc.	108	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served /+/	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
J. Michael Hagan (69) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies); Formerly, Director, Remedy Temp (staffing); Formerly, Director, PCM Fund, Inc.	108	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

Ronald C Parker (58) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Trustee and Chair of the Investment Committee, Oregon Health Science University Foundation; Formerly, Vice Chairman, Hampton Affiliates (forestry products)	108	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (71) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.	108	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust.

*	The information for the individuals listed is as of June 30, 2009.
/+/	Trustees serve until their successors are duly elected and qualified.
1	Mr. Harris and Mr. Weil are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

Executive Officers

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brent R. Harris (49) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (44) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (38) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO. Formerly, Vice President and Legal/Compliance Manager, PIMCO.

William H. Gross (65) Senior Vice President	04/1987 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Richard M. Weil (46) Senior Vice President	05/2009 to present	Managing Director and member of Executive Committee, PIMCO.

Name, Age and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohamed El-Erian (50) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (46) Vice President-Senior Counsel, Secretary	05/2005 to present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (38) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (39) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (52) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Joshua D. Ratner (32) Assistant Secretary	10/2007 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Skadden, Arps, Slate, Meagher & Flom LLP and Associate, Ropes & Gray LLP.

Stacie D. Anctil (39) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Specialist, PIMCO.

Erik C. Brown (41) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (35) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO. Formerly, Senior Manager, PricewaterhouseCoopers LLP.

*	The information for the individuals listed is as of June 30, 2009.

Securities Ownership

Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2008.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Interested Trustees
Brent R. Harris	All Asset Fund	Over $100,000	Over $100,000
	All Asset All Authority Fund	Over $100,000
	CommodityRealReturn Strategy Fund®	Over $100,000
	Developing Local Markets Fund	Over $100,000
	Emerging Local Bond Fund	Over $100,000
	Emerging Markets Bond Fund	$1 - $10,000
	Global Bond Fund (Unhedged)	Over $100,000

	High Yield Municipal Bond Fund	Over $100,000
	RealEstateRealReturn Strategy Fund	Over $100,000
	Total Return Fund	$10,001 - $50,000
Richard M. Weil[1]	California Short Duration Municipal Income Fund	Over $100,000	Over $100,000
	Emerging Markets Bond Fund	Over $100,000
	Foreign Bond Fund (Unhedged)	Over $100,000
	High Yield Fund	Over $100,000
Independent Trustees
E. Philip Cannon	All Asset Fund	Over $100,000	Over $100,000
	Emerging Markets Bond Fund	$10,001 - $50,000
	Fundamental IndexPLUS™ TR Fund	Over $100,000
	International StocksPLUS® TR Strategy Fund (Unhedged)	$10,001 -$50,000
	International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	Over $100,000
	Real Return Fund	$50,001 - $100,000
	StocksPLUS® Total Return Fund	Over $100,000
	Total Return Fund	Over $100,000
Vern O. Curtis	Short-Term Duration Fund	Over $100,000	Over $100,000
	Real Return Fund	Over $100,000
	Total Return Fund	Over $100,000
J. Michael Hagan	All Asset All Authority Fund	$1 - $10,000	Over $100,000
	CommodityRealReturn Strategy Fund®	$1 - $10,000
	Real Return Asset Fund	$1 - $10,000
Ronald C. Parker[2]	N/A	N/A	N/A
William J. Popejoy	Short-Term Duration Fund	Over $100,000	Over $100,000

1	Mr. Weil joined the Board of Trustees on February 25, 2009.
2	Mr. Parker joined the Board of Trustees on July 21, 2009.

The table below sets forth, to the best of the Trust’s knowledge, the approximate percentage of applicable classes of Funds owned by the Trust’s Officers and Trustees, as a group, as of June 30, 2009.

Fund	Class	Percent
All Asset All Authority Fund	Institutional	1.76%
California Short Duration Municipal Bond Fund	Institutional	3.91%
Emerging Local Bond Fund	A	1.39%
Fundamental IndexPLUSTM TR Fund	A	3.91 *
High Yield Municipal Bond Fund	Institutional	2.78%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	A	2.63%
International StocksPLUS® TR Strategy Fund (Unhedged)	A	3.18%
Long-Term U.S. Government Fund	A	37.30%
StocksPLUS® Fund	Institutional	1.81%
StocksPLUS® TR Short Strategy Fund	Institutional	7.50%

To the best of the Trust’s knowledge, as of June 30, 2009, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of each class of each Fund not listed in the above table.

Trustee Ownership of the Investment Adviser and Principal Underwriter, and Their Control Persons

No independent Trustee (or his immediate family members) had any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each independent Trustee’s (and his immediate family members’) share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2008.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
E. Philip Cannon	None	None	None	None	None
Vern O. Curtis	None	None	None	None	None
J. Michael Hagan	None	None	None	None	None
William J. Popejoy	None	None	None	None	None

No independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; (ii) any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Funds;

•	an officer of the Funds;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

•

an officer or an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;

•	the investment adviser or principal underwriter of the Funds;

•	an officer of the investment adviser or principal underwriter of the Funds;

•	a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

Standing Committees

The Trust has a standing Audit Committee that consists of all of the independent Trustees (Messrs. Cannon, Curtis, Hagan and Popejoy). The Audit Committee reviews both the audit and non-audit work of the Trust’s independent registered public accounting firm, submits a recommendation to the Board of Trustees as to the selection of an independent registered public accounting firm, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended March 31, 2009, the Audit Committee met 4 times.

The Board of Trustees has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Trust’s valuation policies, when the Board of Trustees is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Committee currently consists of Messrs. Harris, Weil, Hardaway and Brown and Ms. Anctil. However, the members of this committee may be changed by the Board of Trustees from time to time. During the fiscal year ended March 31, 2009, there were 18 meetings of the Valuation Committee.

The Trust also has a Governance Committee, composed of independent Trustees (Messrs. Cannon, Curtis, Hagan and Popejoy), that is responsible for the selection and nomination of candidates to serve as Trustees of the Trust. The Governance Committee has a policy in place for considering nominees recommended by shareholders.

The Governance Committee will consider potential trustee nominees recommended by shareholders provided that the proposed nominees: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act.

In addition, potential trustee nominees recommended by shareholders must fulfill the following requirements:

(a) The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group;

(b) Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group;

(c) Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group;

(d) The nominee may not be an executive officer or director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group; and

(e) The nominee may not control (as “control” is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a shareholder or member that is a fund, an interested person of such shareholder or member as defined by Section 2(a)(19) of the 1940 Act).

The nominating shareholder or shareholder group must meet the following requirements:

(a) Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a series of the Trust’s securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held “short”; and

(b) The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least two years.

A nominating shareholder or shareholder group may not submit more proposed nominees than the number of Board positions open each year. All shareholder recommended nominee submissions must be received by the Trust by the deadline for submission of any shareholder proposals which would be included in the Trust’s proxy statement, if any.

Shareholders recommending potential trustee nominees must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the shareholder’s contact information; (ii) the trustee nominee’s contact information and the number of shares owned by the proposed nominee; (iii) all information regarding the proposed nominee that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (“1934 Act”); and (iv) a notarized letter executed by the proposed nominee, stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if nominated by the Board of Trustees, to be named as a trustee if so elected.

During the fiscal year ended March 31, 2009, there were 5 meetings of the Governance Committee.

Compensation Table

The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended March 31, 2009.

Name and Position	Aggregate Compensation from Trust[1,2]	Total Compensation from Trust and Fund Complex Paid to Trustees[3]
E. Philip Cannon, Trustee	$148,500	$180,127
Vern O. Curtis, Trustee	$148,250	$179,877
J. Michael Hagan, Trustee	$164,500	$198,127
Ronald C. Parker, Trustee[4]	N/A	N/A
William J. Popejoy, Trustee	$150,000	$182,627

[1]

During the Trust’s fiscal year ended March 31, 2009, each Trustee, other than those affiliated with PIMCO or its affiliates, received an annual retainer of $100,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,000 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $15,000 and each other committee chair received an additional annual retainer of $1,500.

[2]

The amounts shown in this column represent the aggregate compensation before deferral with respect to the Trust’s fiscal year ended March 31, 2009. Mr. Cannon deferred compensation of $36,000 from the Trust during the fiscal year ended March 31, 2009. The cumulative deferred compensation (including interest) accrued with respect to Mr. Cannon, from the Trust, as of the Trust’s fiscal year ended March 31, 2009 is $720,088.46.

[3]

For the period ended March 31, 2009, each Trustee also served as a Director of PCM Fund, Inc., a registered closed-end management investment company, as a Trustee of PIMCO Variable Insurance Trust, a registered open-end management investment company and as a Trustee of PIMCO ETF Trust a registered open-end management investment company. For their services to PCM Fund, Inc., each Director, who is unaffiliated with PIMCO or its affiliates, received an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended in person, $250 for each committee meeting attended and $500 for each Board of Directors meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $1,000 and each other committee chair received an additional annual retainer of $500. As of April 23, 2008, each Trustee ceased serving as a Director of PCM Fund, Inc. in connection with the transition of PIMCO from investment adviser to investment sub-adviser of PCM Fund, Inc.

For their services to PIMCO Variable Insurance Trust, each Trustee, who is unaffiliated with PIMCO or its affiliates, received an annual retainer of $15,000, plus $2,375 for each Board of Trustees meeting attended in person, $500 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $2,000 and each other committee chair received an additional annual retainer of $500.

For their services to PIMCO ETF Trust, each Trustee, who is unaffiliated with PIMCO or its affiliates, received an annual retainer of $10,000, plus $1,000 for each Board of Trustees meeting attended in person, $250 for each committee meeting attended and $500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair received an additional annual retainer of $1,000 and each other committee chair received an additional annual retainer of $500.

[4]	Mr. Parker joined the Board of Trustees on July 21, 2009.

Investment Adviser

PIMCO, a Delaware limited liability company, serves as investment adviser to the Funds pursuant to an investment advisory contract (“Advisory Contract”) between PIMCO and the Trust. PIMCO also serves as investment adviser to the Subsidiaries. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO had approximately $841 billion of assets under management as of June 30, 2009.

PIMCO is a majority owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global Investors”) with a minority interest held by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Through various holding company structures, Allianz Global Investors is majority owned by Allianz SE.

PIMCO has engaged Research Affiliates, LLC (“Research Affiliates”), a California limited liability company, to serve as asset allocation sub-adviser to the All Asset Fund and All Asset All Authority Fund pursuant to separate asset allocation sub-advisory agreements (“Asset Allocation Sub-Advisory Agreements”), as sub-adviser to the, Fundamental Advantage Total Return Strategy, Fundamental IndexPLUS™ and Fundamental IndexPLUS™ TR Funds pursuant to a sub-advisory agreement (“RAFI® Sub-Advisory Agreement”), and as sub-adviser to the EM Fundamental IndexPLUS™ TR Strategy Fund pursuant to a separate sub-advisory agreement (“EM Sub-Advisory Agreement”). Research Affiliates was organized in March 2002 and is located at 620 Newport Center Drive, Suite 900, Newport Beach, California, 92660.

Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company. As of December 31, 2008, the Allianz Group (including PIMCO) had third-party assets under management of over €703 billion.

The general partner of Allianz Global Investors has substantially delegated its management and control of Allianz Global Investors to a Management Board. The Management Board of Allianz Global Investors is comprised of John C. Maney.

There are currently no significant institutional shareholders of Allianz SE. Dresdner Bank AG was sold to Commerzbank AG in January 2009 and Allianz SE now owns approximately 14% of Commerzbank AG. Certain broker-dealers that might be controlled by, or affiliated with, Allianz SE may be considered to be affiliated persons of PIMCO and/or AGID. (Broker-dealer affiliates of such significant institutional shareholders, if any, are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other regulatory relief, the Funds generally are precluded from effecting principal transactions with the Affiliated Brokers, and the Funds’ ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Funds’ ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Funds, the Funds’ ability to take advantage of market opportunities, or the Funds’ overall performance.

Advisory Agreements

The Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure.

PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions and Brokerage,” below. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others.

Following the expiration of the two year period commencing with the effectiveness of the Advisory Contract, it will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.

As discussed in “Investment Objectives and Policies” above, the CommodityRealReturn Strategy Fund® may pursue its investment objective by investing in the CRRS Subsidiary and the Global Multi-Asset Fund may pursue its investment objective by investing in the GMA Subsidiary. The Subsidiaries have each entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiaries (the “Subsidiary Advisory Contracts”). In consideration of these services, each Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the CommodityRealReturn Strategy Fund® in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the CRRS Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place. PIMCO has contractually agreed to waive the advisory fee and the supervisory and administrative fee it receives from the Global Multi-Asset Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

The Subsidiary Advisory Contracts will continue in effect until terminated. The Subsidiary Advisory Contracts are each terminable by either party thereto, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event (i) it is “assigned” by PIMCO (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)); or (ii) the Advisory Contract between the Trust, acting for and on behalf of the CommodityRealReturn Strategy Fund® and/or the Global Multi-Asset Fund, as applicable, and PIMCO is terminated.

PIMCO employs Research Affiliates to provide asset allocation services to the All Asset Fund and All Asset All Authority Fund pursuant to separate Asset Allocation Sub-Advisory Agreements. Under each Asset Allocation Sub-Advisory Agreement, Research Affiliates is responsible for recommending how the assets of the Funds are allocated and reallocated from time to time among the Underlying PIMCO Funds. The Funds indirectly pay a proportionate share of the advisory fees paid to PIMCO by the Underlying PIMCO Funds in which the Funds invest. Research Affiliates is not compensated directly by the All Asset Fund or All Asset All Authority Fund, but is paid by PIMCO. Under the terms of each Asset Allocation Sub-Advisory Agreement, Research Affiliates is obligated to sub-advise the All Asset and All Asset All Authority Funds in accordance with applicable laws and regulations.

Each Asset Allocation Sub-Advisory Agreement will continue in effect with respect to the All Asset Fund and the All Asset All Authority Funds, respectively, for two years from its respective effective date, and thereafter on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the independent Trustees. Each Asset Allocation Sub-Advisory Agreement may be terminated without penalty by vote of the Trustees or its shareholders, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned. If Research Affiliates ceases to serve as sub-advisor of the Funds, PIMCO will either assume full responsibility therefor, or retain a new asset allocation sub-adviser, subject to the approval of the Board of Trustees and, if required, the Fund’s shareholders.

PIMCO also employs Research Affiliates to provide sub-advisory services to the Fundamental Advantage Total Return Strategy Fund, Fundamental IndexPLUS™ Fund and Fundamental IndexPLUS™ TR Fund pursuant to the RAFI® Sub-Advisory Agreement. Under the RAFI® Sub-Advisory Agreement, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with the Funds’ use of Enhanced RAFI®1000 derivatives. More specifically, Research Affiliates will provide to the Funds’ swap counterparties model portfolios of Enhanced RAFI®1000 securities so that the counterparties can provide total return swaps based on Enhanced RAFI®1000 to the Funds. Research Affiliates is not compensated directly by the Funds, but is paid by PIMCO. If any investment company that is sponsored by PIMCO and sub-advised by Research Affiliates, including, without limitation, the PIMCO Funds of Funds (each a “PIMCO Sponsored Fund”), invests in either the Fundamental Advantage Total Return Strategy, Fundamental IndexPLUS™ or Fundamental IndexPLUS™ TR Fund, Research Affiliates will waive any fee to which it would be entitled under the RAFI® Sub-Advisory Agreement with respect to any assets of the PIMCO Sponsored Fund invested in such Fund.

PIMCO also employs Research Affiliates to provide sub-advisory services to the EM Fundamental IndexPLUS™ TR Strategy Fund pursuant to the EM Sub-Advisory Agreement. Under the EM Sub-Advisory Agreement, Research Affiliates is responsible for providing, subject to the supervision of PIMCO, investment advisory services in connection with the Fund’s use of Enhanced RAFI® Emerging Markets Fundamental Index derivatives. More specifically, Research Affiliates will provide to the Fund’s swap counterparties model portfolios of Enhanced RAFI® Emerging Markets securities so that the counterparties can provide total return swaps based on the Enhanced RAFI® Emerging Markets Fundamental Index to the Fund. Research Affiliates is not compensated directly by the Fund, but is paid by PIMCO. If any of the PIMCO Sponsored Funds invests in the EM Fundamental IndexPLUS™ TR Strategy Fund, Research Affiliates will waive any fee to which it would be entitled under the EM Sub-Advisory Agreement with respect to any assets of the PIMCO Sponsored Fund invested in such Fund.

Under the terms of the RAFI®Sub-Advisory Agreement and EM Sub-Advisory Agreement, Research Affiliates is obligated to provide advice to the EM Fundamental IndexPLUS™ TR Strategy, Fundamental Advantage Total Return Strategy, Fundamental IndexPLUS™ and Fundamental IndexPLUS™ TR Funds, as applicable, in accordance with applicable laws and regulations. The RAFI®Sub-Advisory Agreement and EM Sub-Advisory Agreement will continue in effect with respect to the EM Fundamental IndexPLUS™ TR Strategy Fund, Fundamental Advantage Total Return Strategy Fund, Fundamental IndexPLUS™ Fund and Fundamental IndexPLUS™ TR Fund, as applicable, for two years from its effective date, and thereafter on a yearly basis provided such continuance is approved annually with respect to each such Fund (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the independent Trustees. The RAFI®Sub-Advisory Agreement and EM Sub-Advisory Agreement may be terminated, without penalty, with respect to the applicable Fund by: (i) a vote of the majority of such Fund’s outstanding voting securities; (ii) a vote of a majority of the Board of Trustees upon 60 days’ written notice; (iii) PIMCO upon 60 days’ written notice; or (iv) Research Affiliates upon 60 days’ written notice. The RAFI®Sub-Advisory Agreement and EM Sub-Advisory Agreement will terminate automatically in the event of their assignment.

Advisory Fee Rates

Each Fund either currently pays, or will pay, a monthly investment advisory fee at an annual rate based on average daily net assets of the Funds as follows:

Fund	Advisory Fee Rate
Government Money Market, Money Market and Treasury Money Market Funds	0.12%
All Asset Fund	0.175%
All Asset All Authority, California Short Duration Municipal Income, MuniGO and Short Duration Municipal Income Funds	0.20%
California Intermediate Municipal Bond, Long-Term U.S. Government, Municipal Bond and New York Municipal Bond Funds	0.225%
Floating Income, High Yield Municipal Bond, Long-Term Credit and Real Return Asset Funds	0.30%
StocksPLUS® Long Duration Fund	0.35%
StocksPLUS® Total Return and International StocksPLUS® TR Strategy (Unhedged) Funds	0.39%
Convertible, Global Advantage Strategy Bond and Unconstrained Tax Managed Bond Funds	0.40%
StocksPLUS® TR Short Strategy and Small Cap StocksPLUS® TR Funds	0.44%
Developing Local Markets, Diversified Income, Emerging Local Bond, Emerging Markets Bond, Fundamental IndexPLUS™ and International StocksPLUS® TR Strategy (U.S. Dollar-Hedged) Funds	0.45%
CommodityRealReturn Strategy and RealEstateRealReturn Strategy Funds	0.49%
Fundamental IndexPLUS™ TR Fund	0.54%
Unconstrained Bond Fund	0.60%
Fundamental Advantage Total Return Strategy Fund	0.64%
RealRetirement® 2010 and RealRetirement® 2020 Funds	0.70%*
RealRetirement® 2030 Fund	0.75%*
RealRetirement® 2040 and RealRetirement® 2050 Funds	0.80%*
EM Fundamental IndexPLUS™ TR Strategy and Emerging Markets and Infrastructure Bond Funds	0.85%
Global Multi-Asset Fund	0.90%
All other Funds	0.25%

*

As the RealRetirement® Funds approach their target dates, the Funds’ investment advisory contract provides that certain Funds’ advisory fee will periodically decrease over time according to set intervals. The following table provides information with respect to such advisory fee adjustments.

RealRetirement® Fund Advisory Fee Schedule

(stated as a percentage of the average daily net assets of each Fund taken separately)

	Date
Fund	March 31, 2009	April 1, 2015	April 1, 2020	April 1, 2025	April 1, 2030	April 1, 2035
RealRetirement® 2010 Fund	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
RealRetirement® 2020 Fund	0.70	0.70	0.70	0.70	0.70	0.70
RealRetirement® 2030 Fund	0.75	0.70	0.70	0.70	0.70	0.70
RealRetirement® 2040 Fund	0.80	0.75	0.75	0.70	0.70	0.70
RealRetirement® 2050 Fund	0.80	0.80	0.80	0.75	0.75	0.70

Advisory Fee Payments

The advisory fees paid by each Fund that was operational during the fiscal years ended March 31, 2009, 2008 and 2007 were as follows:

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07
All Asset Fund	$24,005,333	$23,228,851	$22,290,719
All Asset All Authority Fund	2,553,401	1,428,943	1,652,720
California Intermediate Municipal Bond Fund	298,094	307,220	319,703
California Short Duration Municipal Income Fund	148,629	28,796	4,010
CommodityRealReturn Strategy Fund®	56,152,248	62,640,116	60,269,001
Convertible Fund	2,903,115	1,279,201	220,572
Developing Local Markets Fund	20,361,286	19,470,402	13,282,900

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07
Diversified Income Fund	9,610,100	12,115,581	8,120,779
EM Fundamental IndexPLUSTM TR Strategy Fund	219,089	N/A	N/A
Emerging Local Bond Fund	8,136,993	6,845,292	279,454
Emerging Markets Bond Fund	12,837,173	11,622,013	11,516,250
Extended Duration Fund	526,262	134,955	4,505
Floating Income Fund	3,093,741	12,261,231	9,498,669
Foreign Bond Fund (U.S. Dollar-Hedged)	7,447,052	6,344,918	6,075,892
Foreign Bond Fund (Unhedged)	6,737,667	6,801,099	4,707,395
Fundamental Advantage Total Return Strategy Fund	2,830,204	98,675	N/A
Fundamental IndexPLUS™ Fund	1,111,489	2,409,586	1,066,581
Fundamental IndexPLUS™ TR Fund	2,784,958	3,235,882	2,447,223
Global Advantage Strategy Bond Fund	3,351	N/A	N/A
Global Bond Fund (U.S. Dollar-Hedged)	573,303	532,663	511,419
Global Bond Fund (Unhedged)	2,419,197	2,564,184	2,348,819
Global Multi-Asset Fund	566,635	N/A	N/A
GNMA Fund	1,617,525	831,135	653,704
Government Money Market Fund	5,470	N/A	N/A
High Yield Fund	15,792,723	17,762,780	17,861,758
High Yield Municipal Bond	594,705	427,628	30,579
Income Fund	759,913	285,210	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	1,468,950	2,613,894	3,277,933
International StocksPLUS® TR Strategy Fund (Unhedged)	224,186	271,028	79,251
Investment Grade Corporate Bond Fund	3,635,072	203,726	154,281
Long Duration Total Return Fund	3,478,733	672,622	5,026
Long-Term Credit Fund	0	N/A	N/A
Long-Term U.S. Government Fund	2,521,761	3,312,855	3,563,177
Low Duration Fund	26,047,783	25,723,351	27,713,735
Low Duration Fund II	738,078	748,683	894,833
Low Duration Fund III	309,198	384,732	280,883
Moderate Duration Fund	3,799,333	3,874,197	4,169,294
Money Market Fund	644,320	465,209	455,666
Mortgage-Backed Securities Fund	2,196,759	1,502,153	1,114,746
Municipal Bond Fund	1,205,907	1,028,145	944,324
New York Municipal Bond Fund	251,461	153,571	97,433
Real Return Asset Fund	11,955,206	6,016,526	9,575,768
Real Return Fund	34,522,214	30,115,720	33,574,300
RealEstateRealReturn Strategy Fund	3,170,967	910,531	1,173,285
RealRetirement® 2010 Fund	20,617	0	N/A
RealRetirement® 2020 Fund	20,217	0	N/A
RealRetirement® 2030 Fund	20,255	0	N/A
RealRetirement® 2040 Fund	20,695	0	N/A
RealRetirement® 2050 Fund	20,447	0	N/A
Short Duration Municipal Income Fund	495,121	492,928	643,010
Short-Term Fund	10,231,289	10,121,132	9,077,989
Small Cap StocksPLUS® TR Fund	1,533,424	116,780	27,792
StocksPLUS® Fund	1,182,752	2,612,974	3,219,352
StocksPLUS® Long Duration Fund	426,632	183,315	N/A
StocksPLUS® Total Return Fund	774,403	1,414,988	1,370,250
StocksPLUS® TR Short Strategy Fund	877,729	755,841	756,807

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07
Total Return Fund	329,078,289	272,679,937	242,621,878
Total Return Fund II	6,070,771	5,460,494	5,236,554
Total Return Fund III	5,579,012	5,158,841	4,728,039
Unconstrained Bond Fund	1,474,419	N/A	N/A
Unconstrained Tax Managed Bond Fund	2,428	N/A	N/A

Advisory Fees Waived and Recouped

PIMCO has contractually agreed, for the All Asset Fund and All Asset All Authority Fund, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed certain amounts of the total assets each Fund has invested in Underlying PIMCO Funds. PIMCO may recoup these waived fees in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. In addition, PIMCO has contractually agreed to reduce total annual fund operating expenses for certain Funds by waiving a portion of its advisory fee, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the CommodityRealReturn Strategy Fund® in an amount equal to the management fee paid to PIMCO by the CRRS Subsidiary, which cannot be recouped. PIMCO also has contractually agreed to waive the advisory fee it receives from the Global Multi-Asset Fund in an amount equal to the management fee paid to PIMCO by the GMA Subsidiary, which cannot be recouped. Advisory fees waived during the fiscal years ended March 31, 2009, 2008 and 2007 were as follows:

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07
All Asset Fund	$3,423,693	$3,056,916	$140,664
All Asset All Authority Fund	0	55,050	0
CommodityRealReturn Strategy Fund®	6,324,892	3,841,255	1,250,158
Fundamental IndexPLUSTM Fund	0	0	135,735
Fundamental IndexPLUSTM TR Fund	0	0	257,495
Global Advantage Strategy Bond Fund	542	N/A	N/A
Global Multi-Asset Fund	270,726	N/A	N/A
High Yield Municipal Bond Fund	19,823	11,777	0
Income Fund	151,981	57,039	0
RealRetirement® 2010 Fund	15,254	0	N/A
RealRetirement® 2020 Fund	15,544	0	N/A
RealRetirement® 2030 Fund	14,664	0	N/A
RealRetirement® 2040 Fund	13,733	0	N/A
RealRetirement® 2050 Fund	12,927	0	N/A

Previously waived advisory fees recouped during the fiscal years ended March 31, 2009, 2008 and 2007 were as follows:

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07
All Asset Fund	0	$222,344	$77,332
All Asset All Authority Fund	0	55,050	0

Sub-Advisory Fee Payments

PIMCO paid the following fees to Research Affiliates in connection with the Asset Allocation Sub-Advisory Agreements and RAFI® Sub-Advisory Agreement during the fiscal years ended March 31, 2009, 2008 and 2007:

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07
All Asset Fund	$24,005,333	$23,228,851	$22,290,719
All Asset All Authority Fund	2,553,401	1,428,943	1,652,720

EM Fundamental IndexPLUSTM TR Strategy Fund*	8	N/A	N/A
Fundamental Advantage Total Return Strategy Fund**	7,923	31	N/A
Fundamental IndexPLUS™ Fund	93,652	161,819	23,923
Fundamental IndexPLUS™ TR Fund	129,347	163,064	29,913

*	The Fund began operations on November 26, 2008.
**	The Fund began operations on February 29, 2008.

Proxy Voting Policies and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the Funds, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and the Funds. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the Funds. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the Funds’ best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board of Trustees; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board of Trustees that the Fund engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling the Trust at 1-866-746-2606, on the Trust’s website at http://www.pimco-funds.com, on the Distributor’s website at http://www.allianzinvestors.com, and on the SEC’s website at http://www.sec.gov.

Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Funds are available by calling the Trust at 1-866-746-2606, on the Trust’s website at http://www.pimco-funds.com and on the Distributor’s website at http://www.allianzinvestors.com.

Fund Administrator

PIMCO also serves as Administrator to the Funds pursuant to a supervision and administration agreement (the “Supervision and Administration Agreement”) with the Trust. The Supervision and Administration Agreement replaces the Third Amended and Restated Administration Agreement and the administrative fees payable thereunder. Pursuant to the Supervision and Administration Agreement, PIMCO provides the Funds with certain supervisory, administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers, and receives a supervisory and administrative fee in return. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Supervision and Administration Agreement, on terms agreed between PIMCO and such affiliates. The supervisory and administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds’ transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust’s shares and the printing of Prospectuses and shareholder reports for current shareholders.

Supervisory and Administrative Fee Rates

PIMCO has contractually agreed to provide the foregoing services, and to bear these expenses, at the following rates for each class of each Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to its classes of shares on an annual basis):

Fund	Institutional and Administrative Classes	Class A, B and C	Class D(1)		Class M	Class P	Class R
All Asset Fund	0.05%	0.40%	0.45%		N/A	0.15%	0.45%
All Asset All Authority Fund	0.05%	0.40%	0.45%		N/A	0.15%	N/A
California Intermediate Municipal Bond Fund	0.22%	0.30%	0.55%		N/A	0.32%	N/A
California Short Duration Municipal Income Fund	0.15%	0.30%	0.55%		N/A	0.25%	N/A
CommodityRealReturn Strategy Fund®	0.25%	0.50%	0.75%		N/A	0.35%	N/A
Convertible Fund	0.25%	N/A	N/A		N/A	0.35%	N/A
Developing Local Markets Fund	0.40%	0.55%	0.80%		N/A	0.50%	N/A
Diversified Income Fund	0.30%	0.45%	0.70%		N/A	0.40%	N/A
EM Fundamental IndexPLUS™ TR Strategy Fund	0.40%	N/A	N/A		N/A	0.50%	N/A
Emerging Local Bond Fund	0.50%	0.65%	0.90%		N/A	0.60%	N/A
Emerging Markets and Infrastructure Bond Fund	0.40%	N/A	N/A		N/A	N/A	N/A
Emerging Markets Bond Fund	0.40%	0.55%	0.80%		N/A	0.50%	N/A
Extended Duration Fund	0.25%	N/A	N/A		N/A	0.35%	N/A
Floating Income Fund	0.25%	0.40%	0.65%		N/A	0.35%	N/A
Foreign Bond Fund (Unhedged)	0.25%	0.45%	0.65%		N/A	0.35%	N/A
Foreign Bond Fund (U.S. Dollar-Hedged)	0.25%	0.45%	0.65%		N/A	0.35%	0.45%
Fundamental Advantage Total Return Strategy Fund	0.25%	0.40%	0.65%		N/A	0.35%	N/A
Fundamental IndexPLUS™ Fund	0.25%	N/A	0.65%		N/A	0.35%	N/A
Fundamental IndexPLUS™ TR Fund	0.25%	0.40%	0.65%		N/A	0.35%	N/A
Global Advantage Strategy Bond Fund	0.30%	0.45%	0.70%		N/A	0.40%	0.45%
Global Bond Fund (Unhedged)	0.30%	N/A	0.60%		N/A	N/A	N/A
Global Bond Fund (U.S. Dollar-Hedged)	0.30%	0.45%	N/A		N/A	0.40%	N/A
Global Multi-Asset Fund	0.05%	0.40%	0.65%		N/A	0.15%	0.40%
GNMA Fund	0.25%	0.40%	0.65%		N/A	0.35%	N/A
Government Money Market Fund	0.06%	0.21%	0.31%		0.06%	0.16%	0.06%
High Yield Fund	0.30%	0.40%	0.65%		N/A	0.40%	0.40%
High Yield Municipal Bond Fund	0.25%	0.30%	0.55	%(2)	N/A	0.35%	N/A
Income Fund	0.20%	0.40%	0.50%		N/A	0.30%	0.40%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.30%	0.45%	0.70%		N/A	0.40%	N/A
International StocksPLUS® TR Strategy Fund (Unhedged)	0.25%	0.40%	0.65%		N/A	0.35%	N/A
Investment Grade Corporate Bond Fund	0.25%	0.40%	0.65%		N/A	0.35%	N/A
Long Duration Total Return Fund	0.25%	N/A	N/A		N/A	0.35%	N/A
Long-Term Credit Fund	0.25%	N/A	N/A		N/A	0.35%	N/A
Long-Term U.S. Government Fund	0.25%	0.40%	N/A		N/A	0.35%	N/A
Low Duration Fund	0.21%	0.35%	0.50%		N/A	0.31%	0.35%
Low Duration Fund II	0.25%	N/A	N/A		N/A	N/A	N/A
Low Duration Fund III	0.25%	N/A	N/A		N/A	0.35%	N/A
Moderate Duration Fund	0.21%	N/A	N/A		N/A	N/A	N/A
Money Market Fund	0.20%	0.35%	N/A		N/A	0.30%	N/A
Mortgage-Backed Securities Fund	0.25%	0.40%	0.65%		N/A	0.35%	N/A
Municipal Bond Fund	0.24%	0.30%	0.55%		N/A	0.34%	N/A
MuniGO Fund	0.20%	0.30%	0.55%		N/A	N/A	N/A
New York Municipal Bond Fund	0.22%	0.30%	0.55%		N/A	0.32%	N/A

Fund	Institutional and Administrative Classes	Class A, B and C	Class D(1)	Class M	Class P	Class R
Real Return Fund	0.20%	0.40%	0.60%	N/A	0.30%	0.40%
Real Return Asset Fund	0.25%	N/A	N/A	N/A	N/A	N/A
RealEstateRealReturn Strategy Fund	0.25%	0.45%	0.65%	N/A	0.35%	N/A
RealRetirement® 2010 Fund	0.05%	0.40%	0.65%	N/A	0.15%	0.40%
RealRetirement® 2020 Fund	0.05%	0.40%	0.65%	N/A	0.15%	0.40%
RealRetirement® 2030 Fund	0.05%	0.40%	0.65%	N/A	0.15%	0.40%
RealRetirement® 2040 Fund	0.05%	0.40%	0.65%	N/A	0.15%	0.40%
RealRetirement® 2050 Fund	0.05%	0.40%	0.65%	N/A	0.15%	0.40%
Short Duration Municipal Income Fund	0.15%	0.30%	0.55%	N/A	0.25%	N/A
Short-Term Fund	0.20%	0.30%	0.50%	N/A	0.30%	0.30%
Small Cap StocksPLUS® TR Fund	0.25%	0.40%	0.65%	N/A	0.35%	N/A
StocksPLUS® Fund	0.25%	0.40%	0.65%	N/A	0.35%	0.40%
StocksPLUS® Long Duration Fund	0.24%	N/A	N/A	N/A	N/A	N/A
StocksPLUS® TR Short Strategy Fund	0.25%	0.40%	0.65%	N/A	0.35%	N/A
StocksPLUS® Total Return Fund	0.25%	0.40%	0.65%	N/A	0.35%	N/A
Total Return Fund	0.21%	0.40%	0.50%	N/A	0.31%	0.40%
Total Return Fund II	0.25%	N/A	N/A	N/A	N/A	N/A
Total Return Fund III	0.25%	N/A	N/A	N/A	0.35%	N/A
Treasury Money Market Fund	0.06%	0.21%	0.31%	0.06%	0.16%	0.06%
Unconstrained Bond Fund	0.30%	0.45%	0.70%	N/A	0.40%	0.45%
Unconstrained Tax Managed Bond Fund	0.30%	0.45%	0.70%	N/A	0.40%	N/A

(1)

As described below, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(2)	PIMCO has contractually agreed through July 31, 2010 to waive 0.05% of the Supervisory and Administrative Fee to 0.25%.

Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the All Asset and All Asset All Authority Funds); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”).

Class-specific expenses include distribution and service fees payable with respect to different classes of shares and supervisory and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Seventh Amended and Restated Multi-Class Plan (the “Multi-Class Plan”) adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

The Supervision and Administration Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust, Fund or Class as applicable, at any time on 60 days’ written notice. Following the expiration of the one-year period commencing with the effectiveness of the Supervision and Administration Agreement, it may be terminated by PIMCO, also on 60 days’ written notice.

The All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds indirectly pay a proportionate share of the supervisory and administrative fees paid to PIMCO by the Underlying PIMCO Funds in which they invest.

The Supervision and Administration Agreement is subject to annual approval by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as that term is defined in the 1940 Act). The current Supervision and Administration Agreement, dated August 11, 2008, as supplemented from time to time, was approved by the Board of Trustees, including all of the independent Trustees at a meeting held on August 11, 2008. In approving the Supervision and Administration Agreement, the Trustees determined that: (1) the Supervision and Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Supervision and Administration Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Supervision and Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

Under the Supervision and Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D supervisory and administrative fees in return for the firms’ services (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms). The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services. See “Distribution of Trust Shares - Plan for Class D Shares.”

Supervisory and Administrative Fee Payments

The supervisory and administrative fees (formerly named “administrative fee” prior to August 2008) paid by each Fund that was operational during the fiscal years ended March 31, 2009, 2008 and 2007 were as follows:

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07
All Asset Fund	$16,919,009	$18,140,051	$18,789,686
All Asset All Authority Fund	3,262,231	1,763,403	1,787,075
California Intermediate Municipal Bond Fund	323,773	336,608	368,935
California Short Duration Municipal Income Fund	147,154	30,422	3,422
CommodityRealReturn Strategy Fund®	37,003,043	42,452,304	43,010,296
Convertible Fund	1,814,447	799,500	137,850
Developing Local Markets Fund	19,475,611	18,375,828	12,468,146
Diversified Income Fund	6,737,216	8,547,331	5,813,790
EM Fundamental IndexPLUS™ TR Strategy Fund	103,104	N/A	N/A
Emerging Local Bond Fund	9,086,311	7,615,868	310,504
Emerging Markets Bond Fund	12,271,461	11,343,247	11,402,703
Extended Duration Fund	526,280	134,508	4,505
Floating Income Fund	2,831,766	10,945,158	8,690,469
Foreign Bond Fund (U.S. Dollar-Hedged)	8,328,026	7,328,552	7,316,615
Foreign Bond Fund (Unhedged)	7,628,088	7,807,770	5,663,102
Fundamental Advantage Total Return Strategy Fund	1,106,364	38,545	N/A
Fundamental IndexPLUS™ Fund	617,537	1,338,674	666,617
Fundamental IndexPLUS™ TR Fund	1,340,396	1,582,020	1,327,690
Global Advantage Strategy Bond Fund	2,526	N/A	N/A
Global Bond Fund (U.S. Dollar-Hedged)	747,933	694,515	679,451
Global Bond Fund (Unhedged)	2,903,372	3,077,016	2,818,583
Global Multi-Asset Fund	70,244	N/A	N/A
GNMA Fund	2,191,735	1,082,297	862,407
Government Money Market Fund	2,735	N/A	N/A
High Yield Fund	19,401,016	20,901,455	21,488,478
High Yield Municipal Bond Fund	544,705	409,270	33,343
Income Fund	628,256	231,262	N/A
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	1,016,111	1,727,986	1,936,755
International StocksPLUS® TR Strategy Fund (Unhedged)	147,234	166,870	45,125
Investment Grade Corporate Bond Fund	3,888,586	265,359	197,828
Long Duration Total Return Fund	3,478,739	672,622	5,026

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07

Long-Term Credit Fund	0	N/A	N/A
Long-Term U.S. Government Fund	3,241,419	4,096,274	4,307,861
Low Duration Fund	23,962,597	21,938,919	23,787,439
Low Duration Fund II	738,078	748,683	894,833
Low Duration Fund III	309,199	384,732	280,883
Moderate Duration Fund	3,112,503	3,099,357	3,335,435
Money Market Fund	1,537,002	1,073,086	1,044,016
Mortgage-Backed Securities Fund	2,622,211	1,839,134	1,386,755
Municipal Bond Fund	1,402,510	1,273,271	1,239,686
New York Municipal Bond Fund	287,709	186,557	128,308
Real Return Asset Fund	9,213,411	4,297,518	6,839,834
Real Return Fund	40,144,706	35,481,740	40,724,958
RealEstateRealReturn Strategy Fund	1,725,197	584,952	773,956
RealRetirement® 2010 Fund	2,159	0	N/A
RealRetirement® 2020 Fund	2,107	0	N/A
RealRetirement® 2030 Fund	1,596	0	N/A
RealRetirement® 2040 Fund	1,423	0	N/A
RealRetirement® 2050 Fund	1,399	0	N/A
Short Duration Municipal Income Fund	590,263	590,333	711,306
Short-Term Fund	8,629,198	8,561,818	7,768,097
Small Cap StocksPLUS® TR Fund	873,262	64,288	14,372
StocksPLUS® Fund	1,403,433	2,733,744	2,921,878
StocksPLUS® Long Duration Fund	292,548	125,702	N/A
StocksPLUS® Total Return Fund	568,606	970,209	875,725
StocksPLUS® TR Short Strategy Fund	607,681	420,776	386,615
Total Return Fund	301,838,955	233,419,025	210,833,796
Total Return Fund II	6,070,771	5,445,745	5,236,768
Total Return Fund III	5,579,012	5,158,841	4,728,043
Unconstrained Bond Fund	880,759	N/A	N/A
Unconstrained Tax Managed Bond Fund	1,942	N/A	N/A

Supervisory and Administrative Fees Waived and Recouped

PIMCO has contractually agreed to reduce total annual fund operating expenses for certain Funds by waiving a portion of its supervisory and administrative fee or reimbursing such Funds, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ fees, the sum of such Fund’s advisory fee (prior to the application of any applicable advisory fee waiver), distribution and service fees, as applicable, supervisory and administrative fees (prior to the application of any applicable supervisory and administrative fee waiver) and other expenses borne by such Fund not covered by the supervisory and administrative fee as described above (other than organizational expenses and pro rata Trustees’ fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. PIMCO also has contractually agreed for the High Yield Municipal Bond Fund’s current fiscal year to waive a portion of its supervisory and administrative fee equal to 0.15% of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class C and Class D shares, which cannot be recouped. In addition, PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the CommodityRealReturn Strategy Fund® in an amount equal to the administrative services fee paid to PIMCO by the CRRS Subsidiary, which cannot be recouped. PIMCO has also agreed to waive, first, the supervisory and administrative fee and, to the extent necessary, the advisory fee it receives from the Global Multi-Asset and RealRetirement® Funds in an amount equal to the Underlying PIMCO Fund expenses attributable to advisory and supervisory and administrative fees at the Underlying PIMCO Fund level. With respect to the RealRetirement® Funds, this waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the RealRetirement® Funds. In addition, PIMCO has contractually agreed to waive the supervisory and administrative fee it receives from the Global Multi-Asset Fund in an amount equal to the administrative services fee paid to PIMCO by the GMA Subsidiary, which cannot be recouped.

Supervisory and administrative fees waived during the fiscal years ended March 31, 2009, 2008 and 2007 were as follows:

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07

California Short Duration Municipal Income Fund	$0	$0	$37,492
CommodityRealReturn Strategy Fund®	2,581,588	1,567,859	510,269
Emerging Local Bond Fund	0	0	27,586
Extended Duration Fund	0	0	23,815
Fundamental Advantage Total Return Fund	0	26,214	N/A
Global Advantage Strategy Bond Fund	351	N/A	N/A
High Yield Municipal Bond Fund	49,112	35,496	74,267
Income Fund	0	86,499	N/A
Long Duration Total Return Fund	0	0	22,031
Money Market Fund	200,724	0	50,178
Short Duration Municipal Income Fund	0	0	97,991
Short-Term Fund	0	0	234,808
Small Cap StocksPLUS® TR Fund	0	0	69,820
StocksPLUS® Long Duration Fund	0	34,856	N/A
Unconstrained Bond Fund	129	N/A	N/A

Previously waived suprvisoiry and administrative fees recouped during the fiscal years ended March 31, 2009, 2008 and 2007 were as follows:

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07

All Asset All Authority Fund	$0	$0	$35,926
California Short Duration Municipal Income	36	629	N/A
Developing Local Markets Fund	867	6,918	7,177
Emerging Local Bond	276	2,292	N/A
Extended Duration	218	2,303	N/A
Fundamental IndexPLUSTM Fund	63	813	611
Fundamental IndexPLUSTM TR Fund	93	934	1,107
High Yield Municipal Bond	315	6,215	N/A
International StocksPLUS® TR Strategy Fund (Unhedged)	128	0	0
Long Duration Total Return	1,271	11,194	N/A
Small Cap StocksPLUS® TR Fund	48	6,224	N/A
StocksPLUS® TR Short Strategy Fund	0	0	7,181

PORTFOLIO MANAGERS

Other Accounts Managed

Certain of the portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2009 (except as noted below): (i) the Fund(s) managed by the specified portfolio manager; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Arnott[1]
Registered Investment Companies	8	$12,670	0	0
Other Pooled Investment Vehicles	25	$1,473	2	$110
Other Accounts	28	$3,754	3	$80

Bhansali[2]
Registered Investment Companies	6	$276	0	N/A
Other Pooled Investment Vehicles	14	$2,894	0	N/A
Other Accounts	7	$1,893	2	$38

Cummings[3]
Registered Investment Companies	20	$5,401	0	N/A
Other Pooled Investment Vehicles	4	$660	0	N/A
Other Accounts	51	$3,069	0	N/A

Dialynas[4]
Registered Investment Companies	25	$5,955	0	N/A
Other Pooled Investment Vehicles	16	$7,775	0	N/A
Other Accounts	146	$39,288	13	$5,522

El-Erian[5]
Registered Investment Companies	2	$271	0	N/A
Other Pooled Investment Vehicles	5	$633	0	N/A
Other Accounts	128	$23,207	3	$210

Gomez[6]
Registered Investment Companies	3	$3,513	0	N/A
Other Pooled Investment Vehicles	13	$3,145	0	N/A
Other Accounts	12	$3,480	0	N/A

Gross[7]
Registered Investment Companies	40	$198,018	0	N/A
Other Pooled Investment Vehicles	20	$7,763	2	$264
Other Accounts	65	$29,023	21	$9,902

Ivascyn[8]
Registered Investment Companies	7	$2,835	0	N/A
Other Pooled Investment Vehicles	8	$2,361	4	$758
Other Accounts	11	$34,157	0	N/A

Kiesel[9]
Registered Investment Companies	7	$11,081	0	N/A
Other Pooled Investment Vehicles	16	$7,112	2	$499
Other Accounts	60	$10,388	3	$615

Mather[10]
Registered Investment Companies	14	$9,387	0	N/A
Other Pooled Investment Vehicles	57	$21,574	2	$715
Other Accounts	74	$14,734	14	$3,887

McCulley[11]
Registered Investment Companies	14	$14,935	0	N/A
Other Pooled Investment Vehicles	11	$1,222	0	N/A
Other Accounts	64	$12,521	3	$961

Mewbourne[12]
Registered Investment Companies	9	$5,469	0	N/A
Other Pooled Investment Vehicles	32	$3,346	0	N/A
Other Accounts	102	$18,192	16	$3,399

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)

Posch[13]
Registered Investment Companies	0	$0	0	N/A
Other Pooled Investment Vehicles	0	$0	0	N/A
Other Accounts	0	$0	0	N/A

Rodosky[14]
Registered Investment Companies	7	$7,228	0	N/A
Other Pooled Investment Vehicles	3	$1,008	1	$447
Other Accounts	75	$22,801	6	$2,123

Simon[15]
Registered Investment Companies	5	$14,955	0	N/A
Other Pooled Investment Vehicles	7	$2,288	1	$378
Other Accounts	40	$17,489	10	$3,941

Toloui[16]
Registered Investment Companies	1	$7	0	N/A
Other Pooled Investment Vehicles	3	$576	1	$494
Other Accounts	8	$1,249	1	$138

Worah[17]
Registered Investment Companies	23	$36,885	0	N/A
Other Pooled Investment Vehicles	27	$4,187	0	N/A
Other Accounts	73	$23,703	15	$4,456

[1]	Mr. Arnott manages the All Asset Fund, which has $10,894.5 million in total assets under management, and the All Asset All Authority Fund, which has $1,465.7 million in total assets under management.
[2]

Dr. Bhansali manages the RealRetirement® 2010 Fund, which has $2.9 million in total assets under management, the RealRetirement® 2020 Fund, which has $2.7 million in total assets under management, the RealRetirement® 2030 Fund, which has $2.4 million in total assets under management, the RealRetirement® 2040 Fund, which has $2.1 million in total assets under management, and the RealRetirement® 2050 Fund, which has $2.0 million in total assets under management. Dr. Bhansali also co-manages the Global Multi-Asset Fund, which has $264.3 million in total assets under management.

[3]

Mr. Cummings manages the California Intermediate Municipal Bond Fund, which has $108.8 million in total assets under management, the California Short Duration Municipal Income Fund, which has $128.6 million in total assets under management, the High Yield Municipal Bond Fund, which has $6,392.2 million in total assets under management, the Municipal Bond Fund, which has $454.5 million in total assets under management, the New York Municipal Bond Fund, which has $130.7 million in total assets under management, and the Short Duration Municipal Income Fund, which has $194.9 million in total assets under management. Mr. Cummings also co-manages the MuniGO Fund, which had not commenced operations as of March 31, 2009.

[4]

Mr. Dialynas manages the International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), which has $231.9 million in total assets under management, the Unconstrained Bond Fund, which has $956.2 million of total assets under management, and the Unconstrained Tax Managed Bond Fund, which has $7.7 million of total assets under management.

[5]

Dr. El-Erian co-manages the Global Multi-Asset Fund which has $264.3 million in total assets under management, and co-manages the Global Advantage Strategy Bond Fund, which has $6.9 million of total assets under management.

[6]

Mr. Gomez manages the Developing Local Markets Fund, which has $1,939 million in total assets under management, the Emerging Markets Bond Fund, which has $2,265.5 in total assets under management, and the Emerging Local Bond Fund, which has $1,536.3 million in total assets under management.

[7]

Mr. Gross manages the Fundamental Advantage Total Return Strategy Fund, which has $221.8 million in total assets under management, the Fundamental IndexPLUS™ Fund, which has $62.5 million in total assets under management, the Fundamental IndexPLUS™ TR Fund, which has $553.8 million in total assets under management, the International StocksPLUS® TR Strategy Fund (Unhedged) , which has $38.8 million in total assets under management, the Low Duration Fund, which has $10,025.1 million in total assets under management, the Low Duration Fund II, which has $357 million in total assets under management, the Low Duration Fund III, which has $115 million in total assets under management, the Moderate Duration Fund, which has $1,592.1 million in total assets under management, the Total Return Fund, which has $145,002.5 million in total assets under management, the Total Return Fund II, which has $2,609.6 million in total assets under management, the Total Return Fund III, which has $2,232.8 million in total assets under management, the Small Cap StocksPLUS® TR Fund, which has $485.9 million in total assets under management, the StocksPLUS® Fund, which has $239.7 million in total assets under management, the StocksPLUS® Total Return Fund, which has $130.5 million in total assets under management, the StocksPLUS® TR Short Strategy Fund, which has $117 million in total assets under management, the EM Fundamental IndexPLUS™ TR Strategy Fund, which has $179.2 million in total assets under management, the Convertible Fund, which has $1,022.1 million in total assets under management and the High Yield Fund, which has $6,392.2 million in total assets under management.

[8]	Mr. Ivascyn manages the Income Fund, which has $164.4 million in total assets under management.
[9]

Mr. Kiesel manages the Investment Grade Corporate Bond Fund, which has $3,767.5 million in total assets under management, and the Long-Term Credit Fund, which had not commenced operations as of March 31, 2009.

[10]

Mr. Mather manages the Foreign Bond Fund (Unhedged), which has $1,910.8 million in total assets under management, the Foreign Bond Fund (U.S. Dollar-Hedged), which has $2,690.1 million in total assets under management, the Global Bond Fund (Unhedged), which has $728.7 million in total assets under management, and the Global Bond Fund (U.S. Dollar-Hedged), which has $168.4 million in total assets under management.

[11]

Mr. McCulley manages the Money Market Fund, which has $656.4 million in total assets under management and the Short-Term Fund, which has $4,290.4 million in total assets under management, the Government Money Market, which has $53.2 million in total assets under management. Mr. McCulley also manages the Treasury Money Market Funds, which has not commenced operations as of March 31, 2009.

[12]

Mr. Mewbourne manages the Diversified Income Fund, which has $1,934.3 million in total assets under management, and the Floating Income Fund, which has $723.2 million in total assets under management. Mr. Mewbourne also co-manages the Global Multi-Asset Fund, which has $264.3 million in total assets under management.

[13]	Ms. Posch manages the Emerging Markets and Infrastructure Bond Fund, which had not commenced operations as of March 31, 2009.
[14]

Mr. Rodosky manages the Extended Duration Fund, which has $196.1 million in total assets under management, the Long Duration Total Return Fund, which has $2,430.3 million in total assets under management, the Long-Term U.S. Government Fund, which has $974.3 million in total assets under management, and the StocksPLUS® Long Duration Fund, which has $208.7 million in total assets under management.

[15]	Mr. Simon manages the GNMA Fund, which has $1,039.9 million in total assets under management, and the Mortgage-Backed Securities Fund, which has $454.5 million in total assets under management.
[16]	Mr. Toloui is a co-manager of the Global Advantage Strategy Bond Fund, which has $6.9 million in total assets under management.
[17]

Mr. Worah manages the CommodityRealReturn Strategy Fund®, which has $7.002.2 million in total assets under management, the Real Return Fund, which has $12,031.4 million in total assets under management, the Real Return Asset Fund, which has $3,090.4 million in total assets under management, and the RealEstateRealReturn Strategy Fund, which has $171.6 million in total assets under management.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

All Asset and All Asset All Authority Funds. Because the All Asset and the All Asset All Authority Funds invest substantially all of their assets in the Underlying PIMCO Funds, Research Affiliates believes that the potential conflicts of interest discussed above are mitigated. However, if any PIMCO Sponsored Fund including, without limitation, the PIMCO Funds of Funds, invests in either the EM Fundamental IndexPLUS™ TR Strategy Fund, Fundamental Advantage Total Return Strategy Fund, Fundamental IndexPLUS™ Fund or Fundamental IndexPLUS™ TR Fund, Research Affiliates will waive any fee to which it would be entitled under the RAFI® Sub-Advisory Agreement or EM Sub-Advisory Agreement, as applicable, with respect to any assets of the PIMCO Sponsored Fund invested in such Fund. Accordingly, PIMCO and Research Affiliates believe that the potential conflicts of interest discussed above also are mitigated.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Research Affiliates. Robert D. Arnott, through his family trust, is the majority owner and sole voting member of Research Affiliates. Mr. Arnott receives a fixed base salary and periodic capital distributions from Research Affiliates. Capital distributions are not fixed, rather they are dependent upon profits generated by Research Affiliates. Mr. Arnott’s compensation as manager is not dependent on the performance of the Funds. Research Affiliates also has a defined benefit plan.

Securities Ownership

To the best of the Trust’s knowledge, the table below shows the dollar range of shares of the Funds beneficially owned as of March 31, 2009 (except as noted below), by each portfolio manager of the Funds.

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Arnott	All Asset	None
	All Asset All Authority	Over $1,000,000
Bhansali	RealRetirement® 2010	None
	RealRetirement® 2020	None
	RealRetirement® 2030	None
	RealRetirement® 2040	None
	RealRetirement® 2050	None
	Global Multi-Asset	None
Cummings[1]	California Intermediate Municipal Bond	None
	California Short Duration Municipal Income	None
	High Yield Municipal Bond	$10,001- to $50,000
	Municipal Bond	None
	New York Municipal Bond	None
	Short Duration Municipal Income	None
Dialynas	International StocksPLUS® TR Strategy (U.S. Dollar-Hedged)	None

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
	Unconstrained Bond	None
	Unconstrained Tax Managed	None
El-Erian	Global Multi Asset	$100,001-$500,000
	Global Advantage Strategy Bond	None
Gomez	Developing Local Markets	$10,001-$50,000
	Emerging Markets Bond	None
	Emerging Local Bond	$10,001-$50,000
Gross	Total Return	Over $1,000,000
	Total Return II	None
	Total Return III	None
	StocksPLUS®	None
	Low Duration	None
	Low Duration II	None
	Low Duration III	None
	StocksPLUS® TR Short Strategy	None
	StocksPLUS® TR	None
	Fundamental IndexPLUS™	None
	Fundamental IndexPLUS™ TR	None
	Moderate Duration	None
	Small Caps StocksPLUS® TR	None
	International StocksPLUS® TR Strategy (Unhedged)	None
	Fundamental Advantage Total Return Strategy	None
	Convertible	None
	High Yield	$100,001-$500,000
	EM Fundamental IndexPLUS™ TR Strategy	None
Ivascyn	Income	None
Kiesel	Investment Grade Corporate	None
	Long-Term Credit	None
Mather	Foreign Bond (Unhedged)	$0-$10,000
	Foreign Bond (U.S. Dollar-Hedged)	None
	Global Bond (Unhedged)	None
	Global Bond (U.S. Dollar-Hedged)	None
McCulley[2]	Money Market	$100,001-$500,000
	Short-Term	None
	Government Money Market	None
Mewbourne	Floating Income	$50,001-$100,000
	Diversified Income	$100,001-$500,000
	Global Multi-Asset	$500,001-$999,999
Posch[3]	N/A	N/A
Rodosky	Long-Term U.S. Government	None
	Extended Duration	None
	Long Duration Total Return	None
	StocksPLUS® Long Duration	None
Simon	Mortgage-Backed Securities	None
	GNMA	None
Toloui	Global Advantage Strategy Bond	None
Worah	CommodityRealReturn Strategy	$50,001-$100,000
	Real Return	$50,000-$100,000
	Real Return Asset	None
	RealEstateRealReturn Strategy	None

[1]	Mr. Cummings also manages the MuniGO Fund, which had not commenced operations as of March 31, 2009.
[2]	Mr. McCulley also manages the Treasury Money Market Fund which had not commenced operations as of March 31, 2009.
[3]	Ms. Posch manages the Emerging Markets and Infrastructure Bond Fund which had not commenced operations as of March 31, 2009.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (“Distribution Contract”) with the Trust which is subject to annual approval by the Board of Trustees. The Distributor is an indirect subsidiary of Allianz Global Investors. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the SEC. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract, the Supervision and Administration Agreement or the Distribution and/or Servicing Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trust may offer up to twelve classes of shares: Class A, Class B, Class C, Class D, Class J, Class K, Class M, Class P, Class R, the Institutional Class, Administrative Class and the Adviser Class. At this time only the Class A, Class B, Class C, Class D, Class M, Class P, Class R, the Institutional Class, and the Administrative Class are offered. Class J, Class K and the Adviser Class are not currently offered.

Class A, Class B and Class C shares of the Trust are offered through firms (“participating brokers”) which are members of FINRA, which was created in July 2007 through the consolidation of NASD, Inc. and the member regulation, enforcement and arbitration functions of the New York Stock Exchange (“NYSE”) and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”).

Class D shares are generally offered to clients of financial services firms, such as broker-dealers or registered investment advisors, with which the Distributor has an agreement for the use of PIMCO Funds in particular investment products, programs or accounts for which a fee may be charged.

Class M shares are generally offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, high net worth individuals and through intermediary trading platforms and portals that provide specialized sub-accounting and shareholder processing services.

Class P shares are offered through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Broker-dealers, other intermediaries, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase Class P shares. These entities may purchase Class P shares only in the plan or program for which the shares are being acquired will not require the Fund to pay any type of administrative payment per participant account to any third party.

Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Administrator to utilize Class R shares in certain investment products or programs (collectively, “retirement plans”). In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm). Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans, or through the PIMCO CollegeAccess 529 Plan. Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing, account maintenance and other services required by retirement plan accounts and their plan participants, for which fees or expenses may be charged in addition to those described in the Prospectus and Statement of Additional Information.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. (Institutional Class shares also may be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer’s investment in the Funds.)

Administrative Class shares are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

The Trust has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Board of Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Initial Sales Charge and Contingent Deferred Sales Charge

As described in the Class A, B and C Prospectuses under the caption “Investment Options (Class A, B and C Shares),” Class A shares of the Trust (except with respect to the Government Money Market, Money Market and Treasury Money Market Funds) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006, the Distributor received an aggregate of $20,561,243, $14,412,330, and $37,425,308, respectively, and retained $2,298,539, $1,756,913, and $4,890,665, respectively, in initial sales charges paid by Class A shareholders of the Trust.

Each Fund may sell its Class A shares at net asset value without an initial sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of the Trust, PIMCO or the Distributor, and certain other affiliates of PIMCO or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons. The Trust believes that this arrangement encourages affiliated persons of the Funds to invest in the Funds, which further aligns the interest of the Funds and those persons affiliated with them.

As described in the Class A, B and C Prospectuses under the caption “Investment Options (Class A, B and C Shares),” a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class M, Class P, Class R, Institutional Class, or Administrative Class shares. Because contingent deferred sales charges are calculated on a fund-by-fund basis, shareholders should consider whether to exchange shares of one fund for shares of another fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemptions.

During the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07
Class A	$1,186,600	$714,830	$1,113,649
Class B	3,519,743	6,962,016	13,953,591
Class C	3,484.599	1,594,134	3,286,601

In certain cases described in the Class A, B and C Prospectuses, the contingent deferred sales charge is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Trust’s sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived, (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

Distribution and Servicing Plans for Class A, Class B, Class C and Class R Shares

As stated in the text of the Class A, B and C Prospectuses under the caption “Management of the Trust—Distribution and Servicing (12b-1) Plans,” and in the Class R Prospectuses under the caption “How to Buy and Sell Shares,” Class A, Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers which are members of the FINRA and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the “Retail Plans”), as well as Class R shares, as described in the Class A, B and C Prospectuses and the Class R Prospectuses, in connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives certain distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Class A, B and C Prospectuses and the Class R Prospectuses, the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including retirement plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing Prospectuses to persons other than current shareholders.

The Retail Plans were adopted pursuant to Rule 12b-l under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B, Class C or Class R shares, printing of Prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including retirement plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees also may be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C or Class R shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds’ shares of the same class and vice versa. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

	Servicing Fee(1)	Distribution Fee(1)
Class A
Government Money Market, Money Market and Treasury Money Market Funds	0.10%	None
All other Funds	0.25%	None
Class B(2)
All Funds	0.25%	0.75%
Class C - Shares purchased on or after 7/1/91(3)
Government Money Market, Money Market and Treasury Money Market Funds	0.10%	None
Short Duration Municipal Income, Floating Income and Short-Term Funds	0.25%	0.30%
Low Duration, Municipal Bond, MuniGO, Real Return and StocksPLUS® Funds	0.25%	0.50%
All other Funds	0.25%	0.75%
Class C - Shares purchased prior to 7/1/91
Money Market Fund	0.10%	None
All other Funds	0.25%	None
Class R
All Funds	0.25%	0.25%

(1)

Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.

(2)	Payable only with respect to shares outstanding for one year or more.
(3)	Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks. The Distributor, PIMCO and their affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of Class A, Class B, Class C and Class R shares of the Funds and for other services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and also may take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds and/or other funds sponsored by the Distributor, PIMCO and their affiliates together or a particular class of shares, during a specified period of time. The Distributor, PIMCO and their affiliates also may make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor, PIMCO and their affiliates.

The additional payments described above are made from the Distributor’s or PIMCO’s (or their affiliates’) own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made, to financial firms selected by the Distributor, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor, PIMCO or their affiliates may make payments of an agreed upon amount which will not exceed the amount that would have been payable pursuant to the formulae.

The additional payments and incentives described above may be made to brokers or third party administrators in addition to amounts paid to participating financial firms for providing shareholder services to shareholders holding Fund shares in nominee or street name, including without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor or its affiliates, may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $14 to $19 for services to omnibus accounts, or (ii) an annual fee of up to 0.25% and, in some cases, up to 0.35% of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by a Fund and/or PIMCO, the Distributor and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) the revenue sharing or “shelf space” fees disclosed elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. PIMCO and the Distributor do not audit the financial intermediaries to determine whether such intermediary is providing the services for which they are receiving such payments.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants also may have a financial incentive for recommending a particular share class over other share classes. Because financial firms and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another or one fund class over another. Also, you should review carefully any disclosure by the financial firm as to its compensation.

As of the date of the Statement of Additional Information, the Distributor and PIMCO anticipate that the firms that will receive the additional payments described above for distribution services and/or educational support include:

ADP Broker-Dealer, Inc	Metlife Securities, Inc.
AG Edwards & Sons, Inc.	Metropolitan Life Insurance Co
AIG Financial Advisors, Inc.	Mid Atlantic Capital Corporation
AIG Life Assurance Co of NY	Midland National
AIG Life Insurance Company	ML Stern & Co., LLC
AIG Retirement	MONY Life Insurance Co
Allianz Life Ins Co - North America	Morgan Stanley & Co
Allstate Life Insurance Company	Morgan Stanley & Co.
American General Life Ins Co	MSCS Financial Services LLC
American Portfolios Financial Services Inc.	Mutual Service Corporation
American United Life Ins Co	Natcity Investments
Ameriprise Financial Services, Inc.	National City Bank Recordkeeping
Ameritas Life Insurance Corp	National Financial Services Co
Ameritrade, Inc	National Integrity Life Ins Co
Annuity Investors Life Ins Co	National Planning Holdings, Inc.
Aspen Investment Alliance	National Security Life & Annuity
Associated Securities Corp.	Nationwide Investment Services Co

AST Capital Trust Co Of Delaware	New York Life
AXA Advisors, LLC	New York Life Trust Co
Banc Of America Investment Services, Inc.	Northern Trust Company
Banc One Securities Investment	Northwestern Mutual Investment Services LLC
Benefit Plans Administrators	NRP Financial, Inc
Brown Brothers Harriman & Co.	NYL Benefit Services Inc.
Cambridge Investment Research Inc	Ohio National Financial Services
CCO Investment Services	Ohio Public EE Def Comp Plan
Charles Schwab & Co., Inc.	OM Financial Life Insurance Company
Charter Oak Asset Management	Oppenheimer & Co., Inc.
Chase Investment Services, Corp.	Pacific West 9
Citigroup Global Markets Inc.	Pershing LLP
Citistreet	PFPC Brokerage Services
Columbus Life Insurance Co	PFPC Inc As Agent For Pfpc Trust
Commonwealth Financial Network	PHL Variable Life Insurance Co
Connecticut General Life Ins Co	Phoenix Life & Annuity Co
CUNA Brokerage Services, Inc.	Piper Jaffray
E*Trade	Prime Capital
Edward Jones	Primevest Financial Services
Fahnestock & Co	Princor Financial
Farmers New World Life Insurance	Prudential Insurance Co Of Americ
Feldman, Ingardona & Co	Prudential Investment Management
Ferris Baker Watts Inc	Prudential Retirement
First Allied Securities, Inc.	Putnam Fiduciary Trust Co
First Clearing	Questar Capital
First Metlife Investors Ins Co	Raymond James Financial Services, Inc.
First National Bank In Sioux Fall	Raymond James & Associates Inc.
First National Bank Of Omaha	RBC Capital Markets Corp.
Frontier Trust Company	RBC Dain Rauscher, Inc.
Frost National Bank	Reliance Trust Co
FSC Securities Corp.	Retirement System Distributors Inc
GE Life Annuity Assurance Co - NY	Robert W Baird & Co Inc
Genworth Financial Trust Co	Royal Alliance Associates Inc.
GPC Securities	Salomon Smith Barney
Great-West Life & Annuity	Schwab Insurance Services
Guardian Insurance & Annuity Co	Scudder Distributors
GWFS Equities Inc	Securities America, Inc.
Hartford Life Ins Co	Security Distributors Inc
Hewitt Financial Services LLC	SEI Investments
HSBC Bank USA	Sigma Financial
ICMA-RC Services, Inc.	Springfield Trust Company
ING Fund Operations	SSB/T Rowe Price
ING Insurance Company Of America	Standard Insurance Co
ING Life Insurance & Annuity Co	Sterne Agee
ING USA Annuity & Life Ins Co	Summit Brokerage Services Inc.
Integrity Life Insurance Company	Sun Life Financial
International Clearing Trust Co	Sungard Investment Products
Inter-Securities, Inc.	Suntrust Investment Services
Invesmart Inc	Symetra Financial
Janney, Montgomery, Scott	T Rowe Price
Jefferson National Life	TD Ameritrade Trust Company

JJB Hilliard /W L Lyons Inc	The 401(K) Company
John Hancock Life Insurance Co NY	The Manufacturers Life Insurance
John Hancock Life Insurance Co US	The Nikko Securities Co Ltd
JP Morgan RPS/American Century	Touchtone Sec Inc (Western-South)
JP Morgan Securities Inc	Transamerica Life Ins & Annuity C
Kemper Investors Life Ins Co	Transamerica Life Insurance Company
Key Trust Company Of Ohio	Transamerica Occidental Life Ins
KMS Financial Services	Trust Company Of America
La Salle	UBS Financial Services Inc.
Legg Mason Wood Walker, Inc.	Union Bank Of California
Lincoln Benefit Life Co	United Planners’ Financial Services Of America
Lincoln Financial Advisors	United States Life Ins Co Inc
Lincoln Financial Securities	US Bank NA
Lincoln Life	Valmark Securities, Inc
Lincoln National Life Insurance Co	Vanguard Group
Linsco/Private Ledger Corporation	Vista Management Company
LM Kohn & Company	Wachovia Bank
LPL Financial Corporation	Wachovia Executive Benefits Group
M Holdings Securities, Inc	Wachovia Securities, LLC
Marshall & Ilsley Trust Company	Waterstone Financial Group
Massachusetts Mutual Life Insurance Co	Wealth & Tax Advisors Ltd
Massmutual Financial Group	Wells Fargo Bank
McDonald Investments	Wells Fargo Investment LLC
Mellon HR Solutions	Western Growers Financial
Merrill Lynch, Pierce, Fenner & Smith Inc.	Wilmington Trust Co
Metlife Insurance Company Of Ct	Wm Financial Services
Metlife Investors Ins Co	Woodmen Of The World
WRL Life Assurance Co Of Ohio
Wunderlich Securities

The Distributor expects that additional firms may be added to this list from time to time. Wholesale representatives of the Distributor, PIMCO and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals. Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Fund will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“Disinterested Trustees”) or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Disinterested Trustees cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such Disinterested Trustees.

The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Disinterested Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

The Retail Plans went into effect for the Trust in January 1997 (December 2002 for Class R shares). If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the Retail Plans will provide benefits to the Trust. The Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the Funds’ expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to portfolio managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Funds, and in connection with the servicing of Class B, Class C and Class R shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B, Class C and Class R shares.

As compensation for services rendered and borne by the Distributor in connection with personal services rendered to Class R shareholders of the Trust and the maintenance of Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a retirement plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing fees up to the current rate of 0.25% and distribution fees up to the current rate of 0.25% (each calculated as a percentage of each Fund’s average daily net assets attributable to Class R shares).

Payments Pursuant to Class A Plan

For the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, the Trust paid the Distributor an aggregate of $67,049,211, $56,476,658 and $57,166,641, respectively, pursuant to the Distribution and Servicing Plan for Class A shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07
All Asset Fund	$3,451,469	$3,737,117	$3,947,652
All Asset All Authority Fund	1,242,887	629,429	629,671
California Intermediate Municipal Bond Fund	94,862	80,545	101,432
California Short Duration Municipal Income Fund	49,220	12,640	541
CommodityRealReturn Strategy Fund®	4,367,709	5,231,378	5,443,476
Developing Local Markets Fund	838,557	507,347	250,899
Diversified Income Fund	235,367	293,514	241,968
Emerging Local Bond Fund	41,114	5,151	N/A
Emerging Markets Bond Fund	656,110	750,535	817,011
Floating Income Fund	233,920	666,423	718,696
Foreign Bond Fund (U.S. Dollar-Hedged)	605,768	606,342	684,514
Foreign Bond Fund (Unhedged)	581,674	672,265	637,899
Fundamental Advantage Total Return Strategy Fund	914	N/A	N/A
Fundamental IndexPLUS™ TR Fund	49,935	80,932	64,914
Global Advantage Strategy Bond Fund	94	N/A	N/A
Global Bond Fund (U.S. Dollar-Hedged)	48,661	42,982	49,418
Global Multi-Asset Fund	15,251	0	0
GNMA Fund	498,899	224,531	151,413
High Yield Fund	1,722,286	1,907,451	2,126,225
High Yield Municipal Bond Fund	153,431	93,746	10,406
Income Fund	15,311	2,139	N/A
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	20,668	43,125	45,236
International StocksPLUS® TR Strategy Fund (Unhedged)	2,432	2,224	28
Investment Grade Corporate Bond Fund	223,685	74,606	52,431

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07
Long-Term U.S. Government Fund	525,145	501,645	385,848
Low Duration Fund	4,161,014	3,158,482	3,222,487
Money Market Fund	146,941	86,249	75,862
Mortgage-Backed Securities Fund	164,624	117,045	92,646
Municipal Bond Fund	205,371	175,516	175,201
New York Municipal Bond Fund	71,256	53,500	43,865
Real Return Fund	7,844,482	6,817,246	7,958,799
RealEstateRealReturn Strategy Fund	46,790	67,881	96,327
RealRetirement® 2010 Fund	356	N/A	N/A
RealRetirement® 2020 Fund	352	N/A	N/A
RealRetirement® 2030 Fund	56	N/A	N/A
RealRetirement® 2040 Fund	45	N/A	N/A
RealRetirement® 2050 Fund	36	N/A	N/A
Short Duration Municipal Income Fund	252,758	183,669	204,569
Short-Term Fund	707,471	550,120	592,892
Small Cap StocksPLUS® TR Fund	1,583	291	104
StocksPLUS® Fund	184,763	303,302	338,319
StocksPLUS® Total Return Fund	46,928	86,531	99,587
StocksPLUS® TR Short Strategy Fund	96,325	15,254	582
Total Return Fund	37,317,147	28,695,505	27,905,723
Unconstrained Bond Fund	125,355	N/A	N/A
Unconstrained Tax Managed Bond Fund	192	N/A	N/A

During the fiscal year ended March 31, 2009, the amounts collected pursuant to the Distribution and Servicing Plan for Class A shares were used as follows: sales commissions and other compensation to sales personnel, $56,320,297; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $10,727,675.

These totals, if allocated among (i) sales commissions and compensation and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total
All Asset All Authority Fund	$1,066,958	$203,230	$1,270,189
All Asset Fund	1,967,661	374,793	2,342,454
California Intermediate Municipal Bond Fund	78,038	14,864	92,902
California Short Duration Municipal Income Fund	60,757	11,573	72,329
CommodityRealReturn Strategy Fund®	1,977,191	376,608	2,353,799
Developing Local Markets Fund	310,549	59,152	369,701
Diversified Income Fund	144,485	27,521	172,006
Emerging Local Bond Fund	23,674	4,509	28,184
Emerging Markets Bond Fund	412,072	78,490	490,562
Floating Income Fund	103,264	19,669	122,933
Foreign Bond Fund (U.S. Dollar-Hedged)	407,467	77,613	485,080
Foreign Bond Fund (Unhedged)	320,178	60,986	381,164
Fundamental Advantage Total Return Strategy Fund	1,497	285	1,782
Fundamental IndexPLUS™ TR Fund	15,499	2,952	18,452
Global Advantage Strategy Bond Fund	2,839	541	3,380
Global Bond Fund (U.S. Dollar-Hedged)	33,212	6,326	39,538
Global Multi-Asset Fund	80,618	15,356	95,973
GNMA Fund	671,664	127,936	799,600
High Yield Fund	1,217,195	231,847	1,449,041
High Yield Municipal Bond Fund	111,378	21,215	132,593
Income Fund	30,367	5,784	36,151

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total

International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	10,173	1,938	12,110
International StocksPLUS® TR Strategy Fund (Unhedged)	1,058	201	1,259
Investment Grade Corporate Bond Fund	729,186	138,893	868,079
Long-Term U.S. Government Fund	393,321	74,918	468,240
Low Duration Fund	3,190,269	607,670	3,797,939
Money Market Fund	391,765	74,622	466,386
Mortgage-Backed Securities Fund	169,411	32,269	201,680
Municipal Bond Fund	172,190	32,798	204,988
New York Municipal Bond Fund	56,709	10,802	67,511
Real Return Fund	6,098,930	1,161,701	7,260,631
RealEstateRealReturn Strategy Fund	13,505	2,572	16,078
RealRetirement® 2010 Fund	512	98	610
RealRetirement® 2020 Fund	410	78	488
RealRetirement® 2030 Fund	125	24	149
RealRetirement® 2040 Fund	59	11	71
RealRetirement® 2050 Fund	39	8	47
Short Duration Municipal Income Fund	173,465	33,041	206,506
Short-Term Fund	739,040	140,770	879,810
Small Cap StocksPLUS® TR Fund	1,613	307	1,920
StocksPLUS® Fund	104,576	19,919	124,495
StocksPLUS® Total Return Fund	23,606	4,496	28,103
StocksPLUS® TR Short Strategy Fund	84,028	16,005	100,033
Total Return Fund	34,541,916	6,579,412	41,121,328
Unconstrained Bond Fund	385,117	73,356	458,473
Unconstrained Tax Managed Bond Fund	2,711	516	3,227

Payments Pursuant to Class B Plan

For the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, the Trust paid the Distributor an aggregate of $24,580,016, $32,129,755, and $39,940,224, respectively, pursuant to the Distribution and Servicing Plan for Class B shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07

All Asset Fund	$1,902,871	$2,518,291	$2,899,273
CommodityRealReturn Strategy Fund®	1,663,781	2,207,623	2,694,467
Diversified Income Fund	321,622	499,433	346,317
Emerging Markets Bond Fund	485,634	656,655	751,459
Foreign Bond Fund (U.S. Dollar-Hedged)	157,690	231,125	339,066
Global Bond Fund (U.S. Dollar-Hedged)	52,664	60,581	72,636
GNMA Fund	315,776	300,221	335,678
High Yield Fund	1,985,219	3,452,101	4,466,132
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	55,825	136,844	138,722
Long-Term U.S. Government Fund	277,955	333,907	402,302
Low Duration Fund	1,313,491	1,827,692	2,540,411
Money Market Fund	629,939	505,252	501,779
Mortgage-Backed Securities Fund	127,391	162,450	146,023
Municipal Bond Fund	186,500	269,175	321,909
Real Return Fund	4,881,098	6,541,597	8,718,513
RealEstateRealReturn Strategy Fund	51,180	95,951	129,627
Short-Term Fund	84,158	117,887	157,422
StocksPLUS® Fund	137,267	299,712	443,935
StocksPLUS® Total Return Fund	110,613	198,141	190,772
Total Return Fund	9,839,341	11,715,117	14,343,781

During the fiscal year ended March 31, 2009, the amounts collected pursuant to the Distribution and Servicing Plan for Class B shares were used as follows: sales commissions and other compensation to sales personnel, $20,647,213; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $3,932,802.

These totals, if allocated among (i) sales commissions and compensation and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total

All Asset Fund	$1,373,301	$261,581	$1,634,882
CommodityRealReturn Strategy Fund®	839,530	159,910	999,440
Diversified Income Fund	232,896	44,361	277,257
Emerging Markets Bond Fund	370,599	70,590	441,189
Foreign Bond Fund (U.S. Dollar-Hedged)	123,183	23,463	146,646
Global Bond Fund (U.S. Dollar-Hedged)	43,415	8,270	51,685
GNMA Fund	390,544	74,389	464,933
High Yield Fund	1,360,368	259,118	1,619,486
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	26,969	5,137	32,106
Long-Term U.S. Government Fund	268,187	51,083	319,270
Low Duration Fund	1,051,293	200,246	1,251,539
Money Market Fund	724,018	137,908	861,926
Mortgage-Backed Securities Fund	105,174	20,033	125,207
Municipal Bond Fund	136,752	26,048	162,800
RealEstateRealReturn Strategy Fund	19,237	3,664	22,901
Real Return Fund	3,786,143	721,170	4,507,313
Short-Term Fund	83,544	15,913	99,458
StocksPLUS® Fund	69,534	13,245	82,779
StocksPLUS® Total Return Fund	56,018	10,670	66,688
Total Return Fund	9,586,508	1,826,001	11,412,510

Payments Pursuant to Class C Plan

For the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, the Trust paid the Distributor an aggregate of $83,280,921, $76,455,240, and $86,461,236, respectively, pursuant to the Distribution and Servicing Plan for Class C shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07

All Asset Fund	$10,854,734	$12,226,479	$14,360,354
All Asset All Authority Fund	2,190,212	1,341,965	1,424,325
CommodityRealReturn Strategy Fund®	7,962,602	10,027,919	12,773,802
Developing Local Markets Fund	1,261,018	805,729	311,973
Diversified Income Fund	792,107	1,161,232	1,044,838
Emerging Local Bond Fund	49,797	12,825	N/A
Emerging Markets Bond Fund	928,429	1,249,074	1,540,098
Floating Income Fund	259,466	594,386	564,767
Foreign Bond Fund (U.S. Dollar-Hedged)	485,503	564,651	769,531
Foreign Bond Fund (Unhedged)	789,084	916,138	932,646
Fundamental Advantage Total Return Strategy Fund	1,377	N/A	N/A
Fundamental IndexPLUS™ TR Fund	67,540	133,463	85,540
Global Advantage Strategy Bond Fund	399	N/A	N/A
Global Bond Fund (U.S. Dollar-Hedged)	152,450	151,148	168,021
Global Multi-Asset Fund	24,798	N/A	N/A
GNMA Fund	674,745	317,587	329,041
High Yield Fund	3,914,125	5,710,350	6,800,097
High Yield Municipal Bond Fund	238,263	109,408	2,119

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07

Income Fund	35,042	6,084	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	50,636	123,208	128,633
International StocksPLUS® TR Strategy Fund (Unhedged)	1,982	3,423	157
Investment Grade Corporate Bond	262,197	75,054	65,001
Long-Term U.S. Government Fund	551,175	428,349	379,480
Low Duration Fund	2,788,586	2,869,780	3,755,246
Money Market Fund	98,806	61,673	63,714
Mortgage-Backed Securities Fund	301,357	277,678	248,228
Municipal Bond Fund	410,445	474,908	499,124
Real Return Fund	11,780,115	10,363,003	13,768,970
RealEstateRealReturn Strategy Fund	105,515	174,871	251,854
RealRetirement® 2010 Fund	339	N/A	N/A0
Short Duration Municipal Income Fund	107,922	120,635	151,877
Short-Term Fund	575,076	594,837	728,915
Small Cap StockPLUS® TR Fund	5,711	3,758	519
StocksPLUS® Fund	399,718	681,665	753,328
StocksPLUS® Total Return Fund	122,322	222,212	244,924
StocksPLUS® TR Short Strategy Fund	56,051	7,396	195
Total Return Fund	34,898,902	24,644,351	24,313,919
Unconstrained Bond Fund	82,293	N/A	N/A
Unconstrained Tax Managed Bond Fund	81	N/A	N/A

During the fiscal year ended March 31, 2009, the amounts collected pursuant to the Distribution and Servicing Plan for Class C shares were used as follows: sales commissions and other compensation to sales personnel, $69,955,739; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $13,324,902.

These totals, if allocated among (i) sales commissions and compensation and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total

All Asset Fund	$5,960,781	$1,135,387	$7,096,168
All Asset All Authority Fund	1,770,196	337,180	2,107,376
CommodityRealReturn Strategy Fund®	3,057,534	582,387	3,639,922
Developing Local Markets Fund	520,292	99,103	619,395
Diversified Income Fund	446,071	84,966	531,037
Emerging Local Bond Fund	35,873	6,833	42,706
Emerging Markets Bond Fund	515,382	98,168	613,550
Floating Income Fund	207,235	39,473	246,709
Foreign Bond Fund (U.S. Dollar-Hedged)	300,758	57,287	358,045
Foreign Bond Fund (Unhedged)	384,407	73,220	457,627
Fundamental Advantage Total Return Strategy	2,756	525	3,280
Fundamental IndexPLUS™ TR Fund	20,942	3,989	24,931
Global Advantage Strategy Bond Fund	2,919	556	3,475
Global Bond Fund (U.S. Dollar-Hedged)	96,401	18,362	114,763
Global Multi-Asset Fund	119,280	22,720	141,999
GNMA Fund	1,026,582	195,539	1,222,122
High Yield Fund	2,277,092	433,732	2,710,824
High Yield Municipal Bond Fund	179,101	34,114	213,215
Income Fund	50,597	9,637	60,234
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	19,595	3,732	23,327
International StocksPLUS® TR Strategy Fund (Unhedged)	505	96	601
Investment Grade Corporate Bond	851,395	162,171	1,013,566

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total

Long-Term U.S. Government Fund	401,298	76,438	477,736
Low Duration Fund	2,588,616	493,070	3,081,685
Money Market Fund	900,570	171,537	1,072,107
Mortgage-Backed Securities Fund	247,260	47,097	294,357
Municipal Bond Fund	378,697	72,133	450,830
RealEstateRealReturn Strategy Fund	28,627	5,453	34,079
Real Return Fund	10,974,821	2,090,442	13,065,263
RealRetirement® 2010 Fund	721	137	858
RealRetirement® 2020 Fund	57	11	67
RealRetirement® 2030 Fund	573	109	682
RealRetirement® 2040 Fund	50	9	59
RealRetirement® 2050 Fund	55	11	66
Short Duration Municipal Income Fund	134,845	25,685	160,530
Short-Term Fund	885,385	168,645	1,054,030
Small Cap StockPLUS TR	5,737	1,093	6,830
StocksPLUS® Fund	208,969	39,804	248,773
StocksPLUS® Total Return Fund	46,721	8,899	55,620
StocksPLUS® TR Short Strategy	76,429	14,558	90,987
Total Return Fund	34,938,966	6,655,041	41,594,006
Unconstrained Bond Fund	290,410	55,316	345,726
Unconstrained Tax Managed Bond Fund	1,238	236	1,473
Payments Pursuant to Class R Plan

For the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, the Trust paid the Distributor an aggregate of $4,741,843, $2,483,387, and $1,809,721, respectively, pursuant to the Distribution and Servicing Plan for Class R shares, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07

All Asset Fund	$5,822	$1,130	$82
Foreign Bond Fund (U.S. Dollar-Hedged)	48,589	23,131	21,419
Global Advantage Strategy Bond Fund	16	N/A	N/A
Global Multi-Asset Fund	194	N/A	N/A
High Yield Fund	76,409	81,760	69,890
Income Fund	77	51	0
Low Duration Fund	187,884	41,924	68,330
Real Return Fund	625,405	348,128	287,651
RealRetirement® 2010 Fund	38	N/A	N/A
RealRetirement® 2020 Fund	29	N/A	N/A
RealRetirement® 2030 Fund	28	N/A	N/A
RealRetirement® 2040 Fund	27	N/A	N/A
RealRetirement® 2050 Fund	33	N/A	N/A
Short-Term Fund	12,218	3,848	3,053
StocksPLUS® Fund	9,428	13,701	11,136
Total Return Fund	3,764,738	1,969,713	1,348,160
Unconstrained Bond Fund	10,908	N/A	N/A

During the fiscal year ended March 31, 2009, the amounts collected pursuant to the Distribution and Servicing Plan for Class R shares were used as follows: sales commissions and other compensation to sales personnel, $3,983,148; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing Prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $758,695

These totals, if allocated among (i) sales commissions and compensation and (ii) sales materials and other expenses for each operational Fund, were as follows:

Fund	Sales Commissions and Compensation	Sales Material and Other Expenses	Total

All Asset Fund	$6,475	$1,233	$7,709
Foreign Bond Fund (U.S. Dollar-Hedged)	26,321	5,014	31,335
Global Advantage Strategy Bond Fund	93	18	111
Global Multi-Asset Fund	483	92	575
High Yield Fund	47,501	9,048	56,549
Income Fund	69	13	82
Low Duration Fund	70,342	13,399	83,741
Real Return Fund	493,491	93,998	587,490
RealRetirement® 2010 Fund	113	21	134
RealRetirement® 2020 Fund	25	5	30
RealRetirement® 2030 Fund	26	5	31
RealRetirement® 2040 Fund	24	5	29
RealRetirement® 2050 Fund	34	7	41
Short-Term Fund	8,216	1,565	9,781
StocksPLUS® Fund	3,656	696	4,352
Total Return Fund	3,295,881	627,787	3,923,668
Unconstrained Bond Fund	30,397	5,790	36,187

From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Funds and the maintenance of Class A, Class B, Class C and Class R shareholder accounts, may exceed (or be less than) the distribution and/or servicing fees collected by the Distributor. As of March 31, 2009, such expenses were approximately $970,978.75 in excess of payments under the Class A Plan, $18,745,000 in excess of payments under the Class B Plan, $27,907,174 in excess of payments under the Class C Plan and $1,004,000 in excess of payments under the Class R Plan.

The allocation of such excess (on a pro rata basis) among the operational Funds listed below as of March 31, 2009 was as follows:

Fund	Class A	Class B	Class C	Class R

All Asset Fund	33,923	1,246,780	2,386,321	1,632
All Asset All Authority Fund	18,395	—	708,675	—
California Intermediate Municipal Bond Fund	1,345	—	—	—
California Short Duration Municipal Income Fund	1,047	—	—	—
CommodityRealReturn Strategy Fund®	34,087	762,185	1,224,044	—
Developing Local Markets Fund	5,354	—	208,292	—
Diversified Income Fund	2,491	211,439	178,579	—
Emerging Local Bond Fund	408	—	14,361	—
Emerging Markets Bond Fund	7,104	336,456	206,326	—
Floating Income Fund	1,780	—	82,964	—
Foreign Bond Fund (U.S. Dollar-Hedged)	7,025	111,834	120,405	6,635
Foreign Bond Fund (Unhedged)	5,520	—	153,892	—
Fundamental Advantage Total Return Strategy	26		1,103	—
Fundamental IndexPLUS™ TR Fund	267	—	8,384	—
Global Advantage Strategy Bond Fund	49		1,169	24
Global Bond Fund (U.S. Dollar-Hedged)	573	39,415	38,593	—
Global Multi-Asset Fund	1,390		47,752	122
GNMA Fund	11,580	354,563	410,979	—
High Yield Fund	20,985	1,235,038	911,604	11,973
High Yield Municipal Bond Fund	1,920	—	71,701	—
Income Fund	524	—	20,256	17
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	175	24,485	7,845	—
International StocksPLUS® TR Strategy Fund (Unhedged)	18	—	202	—
Investment Grade Corporate Bond Fund	12,571	—	340,845	—

Long-Term U.S. Government Fund	6,781	243,479	160,655	—
Low Duration Fund	55,001	954,438	1,036,319	17,731
Money Market Fund	6,754	657,315	360,532	—
Mortgage-Backed Securities Fund	2,921	95,484	289	—
Municipal Bond Fund	2,969	124,153	151,607	—
New York Municipal Bond Fund	978	—	—	—
RealEstateRealReturn Strategy Fund	233	17,465	11,460	—
Real Return Fund	105,147	3,437,328	4,393,627	124,390
RealRetirement® 2010 Fund	9		289	28
RealRetirement® 2020 Fund	7	—	23	6
RealRetirement® 2030 Fund	2	—	230	6
RealRetirement® 2040 Fund	1	—	20	6
RealRetirement® 2050 Fund	1		22	9
Short Duration Municipal Income Fund	2,991	—	53,984	—
Short-Term Fund	12,741	75,847	354,452	2,071
Small Cap StocksPLUS® TR Fund	28	—	2,297	—
StocksPLUS® Fund	1,803	63,128	83,658	921
StocksPLUS® Total Return Fund	407	50,857	18,704	—
StocksPLUS® TR Short Strategy Fund	1,449	—	30,597	—
Total Return Fund	595,513	8,703,310	13,987,362	830,766
Unconstrained Bond Fund	6,640		116,262	7,662
Unconstrained Tax Managed Bond Fund	47		495	—

The allocation of such excess among the operational Funds, calculated as a percentage of net assets of each Fund listed below as of March 31, 2009 was as follows:

Fund	Class A	Class B	Class C	Class R

All Asset Fund	0.00338%	0.91%	0.29%	0.080%
All Asset All Authority Fund	0.00338%	0.00%	0.29%	0.000%
California Intermediate Municipal Bond Fund	0.00338%	0.00%	0.00%	0.000%
California Short Duration Municipal Income Fund	0.00338%	0.00%	0.00%	0.000%
CommodityRealReturn Strategy Fund®	0.00338%	0.91%	0.29%	0.000%
Developing Local Markets Fund	0.00338%	0.00%	0.29%	0.000%
Diversified Income Fund	0.00338%	0.91%	0.29%	0.000%
Emerging Local Bond Fund	0.00338%	0.00%	0.29%	0.000%
Emerging Markets Bond Fund	0.00338%	0.91%	0.29%	0.000%
Floating Income Fund	0.00338%	0.00%	0.29%	0.000%
Foreign Bond Fund (Unhedged)	0.00338%	0.00%	0.29%	0.000%
Foreign Bond Fund (U.S. Dollar-Hedged)	0.00338%	0.91%	0.29%	0.080%
Fundamental Advantage Total Return Strategy	0.00338%	0.00%	0.29%	0.000%
Fundamental IndexPLUS™ TR Fund	0.00338%	0.00%	0.29%	0.000%
Global Advantage Strategy Bond Fund	0.00338%	0.00%	0.29%	0.080%
Global Bond Fund (U.S. Dollar-Hedged)	0.00338%	0.91%	0.29%	0.000%
Global Multi-Asset Fund	0.00338%	0.00%	0.29%	0.080%
GNMA Fund	0.00338%	0.91%	0.29%	0.000%
High Yield Fund	0.00338%	0.91%	0.29%	0.080%
High Yield Municipal Bond Fund	0.00338%	0.00%	0.29%	0.000%
Income Fund	0.00338%	0.00%	0.29%	0.080%
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.00338%	0.91%	0.29%	0.000%
International StocksPLUS® TR Strategy Fund (Unhedged)	0.00338%	0.00%	0.29%	0.000%
Investment Grade Corporate Bond Fund	0.00338%	0.00%	0.29%	0.000%
Long-Term U.S. Government Fund	0.00338%	0.91%	0.29%	0.000%
Low Duration Fund	0.00338%	0.91%	0.29%	0.080%
Money Market Fund	0.00338%	0.91%	0.29%	0.000%
Mortgage-Backed Securities Fund	0.00338%	0.91%	0.00%	0.000%
Municipal Bond Fund	0.00338%	0.91%	0.29%	0.000%
New York Municipal Bond Fund	0.00338%	0.00%	0.00%	0.000%
RealEstateRealReturn Strategy Fund	0.00338%	0.91%	0.29%	0.000%
Real Return Fund	0.00338%	0.91%	0.29%	0.080%

Fund	Class A	Class B	Class C	Class R

RealRetirement® 2010 Fund	0.00338%	0.00%	0.29%	0.080%
RealRetirement® 2020 Fund	0.00338%	0.00%	0.29%	0.080%
RealRetirement® 2030 Fund	0.00338%	0.00%	0.29%	0.080%
RealRetirement® 2040 Fund	0.00338%	0.00%	0.29%	0.080%
RealRetirement® 2050 Fund	0.00338%	0.00%	0.29%	0.080%
Short Duration Municipal Income Fund	0.00338%	0.00%	0.29%	0.000%
Short-Term Fund	0.00338%	0.91%	0.29%	0.080%
Small Cap StocksPLUS® TR Fund	0.00338%	0.00%	0.29%	0.000%
StocksPLUS® TR Short Strategy Fund	0.00338%	0.00%	0.29%	0.000%
StocksPLUS® Fund	0.00338%	0.91%	0.29%	0.080%
StocksPLUS® Total Return Fund	0.00338%	0.91%	0.29%	0.000%
Total Return Fund	0.00338%	0.91%	0.29%	0.080%
Unconstrained Bond Fund	0.00338%	0.00%	0.29%	0.080%
Unconstrained Tax Managed Bond Fund	0.00338%	0.00%	0.29%	0.000%

Distribution Plan for Administrative Class Shares and Administrative Services Plans for Administrative and Class P Shares

The Trust has adopted an Administrative Services Plan and Administrative Distribution Plan with respect to the Administrative Class shares of each Fund (together, the “Administrative Class Plans”). The Trust also adopted an Administrative Services Plan with respect to Class P shares of each existing Fund as of August 31, 2008, except the Global Multi-Asset Fund (the “Class P Plan”). The Class P Plan was terminated on September 1, 2008.

Under the terms of the Administrative Distribution Plan for Administrative Class shares, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in amounts up to 0.25% on an annual basis of the average daily net assets of the Fund’s Administrative Class shares, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of the Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for Prospectuses and statements of additional information; preparing, printing and delivering Prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

Under the terms of the Administrative Services Plan for Administrative Class shares, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in amounts up to 0.25% on an annual basis of the respective average daily net assets of the Fund’s Administrative Class shares, financial intermediaries that provide certain administrative services for Administrative Class shareholders of the Funds. Under the terms of the Class P Plan, which terminated on September 1, 2008, the Trust was entitled to pay, out of the assets attributable to the Class P shares of each existing Fund as of August 31, 2008, except the Global Multi-Asset Fund, 0.10% on an annual basis of the average daily net assets of Class P shares of the Fund to financial intermediaries that provide certain administrative services to Class P shareholders of the Funds. Such administrative services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

The same entity may not receive fees under both of the Administrative Class Plans with respect to the same assets of the Administrative Class shares. Fees paid pursuant to either of the Administrative Class Plans may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the FINRA. Each of the Administrative Class Plans have been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plans for Administrative Class shares that they will have with respect to the Administrative Distribution Plan for Administrative Class shares.

Each of the Administrative Class Plans provides that it may not be amended to materially increase the costs which Administrative Class shareholders may bear under the Plans without the approval of a majority of the outstanding voting securities of the Administrative Class and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Plan Trustees”), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

Each of the Administrative Class Plans provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Trustees defined above. The Administrative Distribution Plan for Administrative Class shares further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

Each of the Administrative Class Plans provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Trustees defined above. Each of the Administrative Class Plans provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to that Plan or any related agreement shall provide to the Trustees, and the Board of Trustees shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Each of the Administrative Class Plans is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each of the Administrative Class Plans provides that expenses payable under the Administrative Class Plans may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.25% of the average daily net assets of the Administrative Class shares may be used in any month to pay expenses under the Administrative Class Plans. Each of the Administrative Class Plans requires that the Administrative Class shares incur no interest or carrying charges.

Rules of the FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to the Administrative Class Plans will qualify as “service fees” and therefore will not be limited by FINRA rules which limit distribution fees. However, service fees are limited by FINRA rules that limit service fees to 0.25% of a Fund’s average annual net assets.

Payments Pursuant to the Administrative Class Plans

For the fiscal years ended March 31, 2009, March 31, 2008 and March 31, 2007, the Trust paid qualified service providers an aggregate amount of $76,719,109, $70,031,257, and $59,055,775, respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan. Such payments were allocated among the Funds with operational Administrative Class shares listed below as follows:

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07

All Asset Fund	$336,636	$401,493	$340,000
California Intermediate Municipal Bond Fund	3,315	4,378	4,395
CommodityRealReturn Strategy Fund®	2,389,560	2,544,781	1,748,906
Convertible Fund	47,889	33	30
Developing Local Markets Fund	39,287	19,239	13
Diversified Income Fund	11,800	12,859	11,065
Emerging Local Bond Fund	24,527	14,261	0
Emerging Markets Bond Fund	77,749	67,613	76,179
Floating Income Fund	22	8,207	16,653
Foreign Bond Fund (U.S. Dollar-Hedged)	94,305	117,045	132,567
Foreign Bond Fund (Unhedged)	1,943,917	1,850,392	771,124
Fundamental IndexPLUS™ Fund	22	32	29
Fundamental IndexPLUS™ TR Fund	23	32	28
Global Bond Fund (Unhedged)	463,079	270,810	218,574
Global Bond Fund (U.S. Dollar-Hedged)	29	29	29
High Yield Fund	1,860,446	2,118,163	1,989,640
Income Fund	25	26	0
International StocksPLUS® TR Strategy Fund (Unhedged)	20	27	9
Investment Grade Corporate Bond Fund	3,124	790	2,986
Long-Term U.S. Government Fund	296,436	250,170	225,961

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07

Low Duration Fund	1,106,522	803,699	748,452
Low Duration Fund II	2,460	2,014	2,425
Low Duration Fund III	78	63	59
Money Market Fund	15,856	12,201	23,386
Mortgage-Backed Securities Fund	428,870	134,348	32,700
Municipal Bond Fund	2,288	1,820	2,519
Real Return Fund	2,010,760	1,323,877	1,116,006
RealRetirement® 2010 Fund	17	N/A	N/A
RealRetirement® 2020 Fund	16	N/A	N/A
RealRetirement® 2030 Fund	16	N/A	N/A
RealRetirement® 2040 Fund	15	N/A	N/A
RealRetirement® 2050 Fund	15	N/A	N/A
Short Duration Municipal Income Fund	35,931	341	25
Short-Term Fund	4,138,244	4,052,863	2,612,847
StocksPLUS® Fund	15,912	44,751	85,493
Total Return Fund	61,126,175	55,715,690	48,605,855
Total Return Fund II	177,793	215,033	247,495
Total Return Fund III	65,929	44,177	40,324

The remaining Funds did not make payments under the Administrative Class Plans.

Payments Pursuant to the Class P Plan

Class P shares of the Funds were not operational during the fiscal year ended March 31, 2008. Thus, no payments were made pursuant to the Class P plans during this period.

Additional Information About Institutional Class, Administrative Class, Class M and Class P Shares

Institutional Class, Administrative Class, Class M and Class P shares of the Trust may be offered through brokers, other financial intermediaries and other entities, such as retirement or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. The Distributor, PIMCO and their affiliates may pay, out of their own assets and at no cost to the Funds, amounts to service agents for providing bona fide shareholder services to shareholders holding Institutional Class or Administrative Class shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents also may independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

PIMCO and/or its affiliates make payments to selected service agents for providing administrative, sub-transfer agency, sub-accounting and other shareholder services to shareholders holding Class P shares in nominee or street name, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; collecting and posting distributions to shareholder accounts; capturing and processing tax data; processing and mailing trade confirmations, monthly statements, prospectuses, shareholder reports and other SEC-required communications; and performing similar account administrative services. The actual services provided, and the payments made for such services, vary from firm to firm. PIMCO currently estimates that it and/or its affiliates will pay up to 0.10% per annum of the value of Class P share assets in the relevant accounts out of PIMCO’s and/or its affiliates’resources, including the Class P supervisory and administrative fees paid to PIMCO under the Trust’s Supervision and Administration Agreement, to service agents for providing the services described above. Payments described above may be material to service agents relative to other compensation paid by the Funds and/or PIMCO and/or its affiliates and may be in addition to other fees, such as the revenue sharing or “shelf space” fees paid to such service agents. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not audit the service agents to determine whether such agents are providing the services for which they are receiving such payments.

With respect to Class M shares, PIMCO and/or its affiliates may make payments to selected service agents for providing sub-accounting, administrative and/or shareholder processing services that are in addition to the supervisory and administrative fees paid by the Funds. The actual services provided, and the payments made for such services, vary from firm to firm. PIMCO and/or its affiliates will pay an amount that may be based on a fixed dollar amount, the number of customer accounts maintained by the institution, or a percentage of the value of shares sold to, or held by, customers of the service agent out of PIMCO’s and/or its affiliates’ resources, including the Class M supervisory and administrative fees paid to PIMCO under the Trust’s Supervision and Administration Agreement, to service agents for providing the services described above. Payments described above may be material to service agents relative to other compensation paid by the Funds and/or PIMCO and/or its affiliates and may be in addition to other fees, such as the revenue sharing or “shelf space” fees paid to such service agents. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not audit the service agents to determine whether such agents are providing the services for which they are receiving such payments.

In addition, the Distributor, PIMCO and their affiliates also may make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Institutional Class, Administrative Class, Class M or Class P shares of the Funds. The payments described in this section may be significant to the payors and the payees.

Plan for Class D Shares

As described under “Management of the Trust—Administrator,” the Funds’ Supervision and Administration Agreement includes a plan adopted pursuant to Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares (the “Class D Plan”).

Specifically, the Supervision and Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisors (“Service Organizations”)) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations (“Special Class D Services”): (i) facilities for placing orders directly for the purchase of a Fund’s shares and tendering a Fund’s Class D shares for redemption; (ii) advertising with respect to a Fund’s Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for Prospectuses and statements of additional information; (vi) preparing, printing and delivering Prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

The Administrator has entered into an agreement with the Distributor under which the Distributor is compensated for providing or procuring certain of the Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor. A financial intermediary may be paid for its services directly or indirectly by the Funds, PIMCO, the Distributor or their affiliates in amounts normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to its Class D shares and purchased through such financial intermediary for its clients. The Trust and the Administrator understand that some or all of the Special Class D Services pursuant to the Supervision and Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Supervision and Administration Agreement includes the Class D Plan to account for this possibility. The Supervision and Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator’s and the Distributor’s expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares. In addition to the other payments described in this paragraph, the Distributor, PIMCO and their affiliates also may make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Class D shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Class D Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by a vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

With respect to the Class D Plan, the Supervision and Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expenses allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D supervisory and administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

Rules of the FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as “service fees” and therefore will not be limited by FINRA rules which limit distribution fees. However, service fees are limited by FINRA rules that limit service fees to 0.25% of a Fund’s average annual net assets.

Payments Pursuant to Class D Plan

For the fiscal year ended March 31, 2009, March 31, 2008 and March 31, 2007, the Trust paid $28,929,423, $21,808,998, and $21,113,685, respectively, pursuant to the Class D Plan, of which the indicated amounts were attributable to the following operational Funds:

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07

All Asset Fund	$698,479	$792,642	$902,273
All Asset All Authority Fund	120,159	39,485	28,880
California Intermediate Municipal Bond Fund	6,141	5,322	6,909
California Short Duration Municipal Income Fund	7,181	377	12
CommodityRealReturn Strategy Fund®	2,222,379	2,594,803	3,077,842
Developing Local Markets Fund	1,140,668	1,072,562	772,980
Diversified Income Fund	61,175	75,751	76,806
Emerging Local Bond Fund	21,207	8,288	N/A
Emerging Markets Bond Fund	377,069	460,647	553,493
Floating Income Fund	70,881	276,167	316,110
Foreign Bond Fund (U.S. Dollar-Hedged)	349,436	412,692	578,531
Foreign Bond Fund (Unhedged)	371,741	357,039	323,575
Fundamental Advantage Total Return Strategy Fund	101	N/A	N/A
Fundamental IndexPLUS™ Fund	72	26	6
Fundamental IndexPLUS™ TR Fund	18,279	25,579	45,548
Global Advantage Strategy Bond Fund	57	N/A	N/A
Global Bond Fund (Unhedged)	567	N/A	N/A

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07

Global Multi-Asset Fund	6,138	N/A	N/A
GNMA Fund	210,478	39,620	30,246
High Yield Fund	1,059,798	992,226	1,066,806
High Yield Municipal Bond Fund	32,564	16,135	2,164
Income Fund	5,163	729	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	14,054	38,567	9,341
International StocksPLUS® TR Strategy Fund (Unhedged)	2,931	1,425	92
Investment Grade Corporate Bond Fund	133,278	9,351	3,898
Low Duration Fund	1,263,989	1,053,192	1,199,884
Mortgage-Backed Securities Fund	437,266	334,557	262,140
Municipal Bond Fund	95,345	114,259	106,143
New York Municipal Bond Fund	59,787	33,858	19,675
Real Return Fund	2,655,578	2,148,883	2,459,989
RealEstateRealReturn Strategy Fund	51,192	14,915	27,479
RealRetirement® 2010 Fund	31	N/A	N/A
RealRetirement® 2020 Fund	94	N/A	N/A
RealRetirement® 2030 Fund	32	N/A	N/A
RealRetirement® 2040 Fund	21	N/A	N/A
RealRetirement® 2050 Fund	22	N/A	N/A
Short Duration Municipal Income Fund	63,447	73,983	75,150
Short-Term Fund	215,206	167,817	231,138
Small Cap StocksPLUS® TR Fund	313	821	86
StocksPLUS® Fund	10,763	17,827	32,506
StocksPLUS® Total Return Fund	15,157	12,388	9,282
StocksPLUS® TR Short Strategy Fund	71,281	3,991	184
Total Return Fund	16,971,489	10,613,079	8,896,871
Unconstrained Bond Fund	88,345	N/A	N/A
Unconstrained Tax Managed Bond Fund	69	N/A	N/A

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of Class A, Class B, Class C and Class R shares are discussed in the applicable Prospectuses under the headings “Buying Shares,” “Exchanging Shares,” and “Selling Shares,” and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Institutional Class, Class M, Class P, Administrative Class and Class D shares are discussed in the applicable Prospectuses under the headings “Purchasing Shares,” “Exchange Privilege,” and “Redeeming Shares,” and that information is incorporated herein by reference.

Certain managed account clients of PIMCO may purchase shares of the Trust. To avoid the imposition of duplicative fees, PIMCO may be required to make adjustments in the management fees charged separately by PIMCO to these clients to offset the management fees and expenses paid indirectly through a client’s investment in the Trust.

Certain clients of PIMCO whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

The minimum initial investment for shares of the Institutional Class, Class M, Class P and Administrative Class is $5 million, except that the minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. The minimum initial investment for employees of PIMCO and its affiliates is $25,000 (employee accounts are defined as those that contain the employee’s name on the account). The minimum initial investment for single defined contribution plans is $100,000, provided that the plan has 250 eligible participants or is associated with an existing plan that meets the minimum investment criteria. The investment minimum for shareholders with existing accounts is $200,000, provided that the current market value of the account is at least $1,000,000. For omnibus accounts, all minimums stated above apply at the omnibus level and not at the underlying investor level.

The minimum initial investment in Class D shares of any Fund is $1,000, with a minimum subsequent investment of $50 per Fund. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion.

To obtain more information about exceptions to the minimum initial investment for Institutional Class, Class M, Class P, Administrative Class and Class D shares, please call the Trust at 1-800-927-4648 or the Distributor at 1-800-426-0107.

Certain shares of the Funds are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

As described in the Class A, B, C and R Prospectuses under the caption “Exchanging Shares,” and in the Institutional Class, Class M, Class P, Administrative Class and Class D Prospectuses under the caption “Exchange Privilege,” a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust, any series of Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series), or any series of Allianz Funds Multi-Strategy Trust that is available for investment, each on the basis of their respective net asset values. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Adviser and its affiliates. A shareholder may also exchange Class M shares of any Fund for Institutional Class shares of any other Fund of the Trust, any series of Allianz Funds, or any series of Allianz Funds Multi-Strategy Trust that is available for investment. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described in the applicable Prospectus.

Shares of one class of a Fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same Fund (an “intra-Fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the applicable Prospectus(es) (including the imposition or waiver of any sales charge (load) or contingent deferred sales charge (CDSC)), provided that the shareholder for whom the intra-Fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided under “Distribution of Trust Shares” above, and/or in the applicable Prospectus(es). Shares of a Fund will be exchanged for shares of a different class of the same Fund on the basis of their respective net asset values. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-Fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-Fund exchanges into Class A shares will be subject to a Class A sales charge unless otherwise noted below, and intra-Fund exchanges out of Class A, Class B or Class C shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class B shares are exchanged for Class A shares, a Class A sales charge will not apply but a shareholder will be responsible for paying any applicable CDSCs attributable to those Class B shares. If Class C shares are exchanged for Class A shares, a shareholder will be responsible for paying any Class C CDSCs and any applicable Class A sales charge. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-Fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-Fund exchange incurs a CDSC or sales charge, Fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisors as to the federal, foreign, state and local tax consequences of an intra-Fund exchange.

For each Fund (except for Government Money Market and Treasury Money Market Funds), orders for exchanges accepted prior to the close of regular trading on the NYSE on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day.

For the Government Money Market and Treasury Money Market Funds, orders for exchanges accepted prior to 5:00 p.m., Eastern time, (or an earlier cut-off time if the Fund closes early (the “cut-off time”) on any day that the Government Money Market and Treasury Money Market Funds are open for business will be executed at the respective net asset values determined as of 5:30 p.m., Eastern time. Orders for exchanges received after the cut-off time on any day that the Government Money Market and Treasury Money Market Funds are open for business will be executed at the respective net asset values determined as of 5:30 p.m., Eastern time, the next day the Government Money Market and Treasury Money Market Funds are open for business. Requests to exchange shares of the Government Money Market and Treasury Money Market Funds for shares of other Funds of the Trust, any series of Allianz Funds, or any series of Allianz Funds Multi-Strategy Trust received after 4:00 p.m., Eastern time, will be effected at the next day’s net asset value for those funds.

An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds’ portfolios.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s Prospectus and Statement of Additional Information; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $250 for Class A, Class B and Class C shares, $2,000 for Class D shares, $50,000 for Class R shares, and $100,000 for Institutional Class, Administrative Class, Class M and Class P shares ($10,000 with respect to Institutional Class and Administrative Class accounts opened before January 1, 1995). The Prospectuses may set higher minimum account balances for one or more classes from time to time depending upon the Trust’s current policy. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Trust also may charge periodic account fees for accounts that fall below minimum balances, as described in the Prospectuses.

Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares

How to Buy Shares—Class A, Class B, Class C and Class R Shares. Class A, Class B, Class C and Class R shares of each Fund are continuously offered through the Trust’s principal underwriter, the Distributor and through other firms that have dealer agreements with the Distributor (“participating brokers”) or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”). The Distributor is an affiliate of Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”), the investment adviser and administrator to the Funds that are series of the Allianz Trust, the investment manager to the Funds that are series of the Multi-Strategy Trust and a subsidiary of Allianz.

Purchases Through a Financial Advisor. Class A, Class B or Class C shares maybe purchased through a financial advisor.

Purchases By Mail. Investors who wish to invest in Class A, Class B or Class C shares by mail may send a completed application form along with a check payable to Allianz Global Investors Distributors LLC, to the Distributor at:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

(The Distributor does not provide investment advice and will not accept any responsibility for the selection of investments because it does not have access to the information necessary to assess an investor’s financial situation). All shareholders who establish accounts by mail will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases resulting from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Distributions” in the applicable Fund’s Prospectus. An investor may obtain information regarding direct investment or any other features or plans offered by the Trusts by calling the Distributor at 1-800-426-0107 or by calling the investor’s broker.

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Distributor reserves the right to require payment by wire or official U.S. bank check. The Distributor generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Purchases By Telephone. An investor may elect to purchase shares after enrolling in Fund Link (see “Allianz Funds and PIMCO Funds Fund Link” in this section below). An investor can purchase fund shares over the phone. To initiate such purchases, call 1-800-426-0107.

Purchasing Class R Shares. Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or an Adviser to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Class R shares are not available to traditional and Roth IRAs, SEPs, SAR-SEPs, SIMPLE IRAs, 403(b)(7) custodial accounts, Coverdell Education Savings Accounts or retail or institutional benefit plans other than those specified above. Additionally, Class R shares are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm level). Although Class R shares may be purchased by a plan administrator directly from the Distributor, specified benefit plans that purchase Class R shares directly from the Distributor must hold their shares in an omnibus account at the benefit plan level. Plan participants may not directly purchase Class R shares from the Distributor.

Subsequent Purchases of Shares—Class A, Class B and Class C Shares. Subsequent purchases of Class A, Class B or Class C shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the Allianz Funds and PIMCO Funds Auto-Invest plan, the Allianz Funds and PIMCO Funds Auto-Exchange plan, tax-qualified programs and the Allianz Funds and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase in any Fund is $50. All payments should be made payable to Allianz Global Investors Distributors LLC and should clearly indicate the shareholder’s account number. Checks should be mailed to the address above under “Purchases By Mail” in this section.

Unavailable or Restricted Funds. Certain Funds and/or share classes are not currently offered to the public as of the date of this Statement of Additional Information. Please see the applicable Prospectuses for details.

Additional Information About Purchasing Shares—Class A, Class B and Class C Shares. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order plus a sales charge, which may be imposed either (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”), (ii) on a contingent deferred basis in the case of Class B shares (the “deferred sales charge alternative”) or (iii) by the deduction of an ongoing asset-based sales charge in the case of Class C shares (the “asset-based sales charge alternative”). Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a CDSC. See “Alternative Purchase Arrangements” in this section. Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders (except purchase orders for the Government Money Market and Treasury Money Market Funds, which are discussed below) received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day’s offering price. However, orders received by the Distributor after the offering price is determined that day from dealers, brokers or certain retirement plans that have an agreement with the Adviser or the Distributor will receive such offering price if the orders were received by the dealer, broker or retirement plan from its customer prior to such determination and were transmitted to and received by the Distributor or the Transfer agent prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

Purchase orders for the Government Money Market and Treasury Money Market Funds received by either Fund or its designee prior to 5:30 p.m., Eastern time (or an earlier time if a Fund closes early) on a day such Fund is open for business, will be processed at that day’s net asset value. Orders received by the Distributor from financial service firms after 5:30 p.m., Eastern time, will be processed at that day’s net asset value if the orders were received by the firm from its customer prior to 5:30 p.m., Eastern time and were transmitted to and received by the Distributor prior to such time as agreed upon by the Distributor and firm. The Government Money Market and Treasury Money Market Funds are “open for business” on each day the New York Stock Exchange and Federal Reserve are open, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to close if the primary trading markets of a Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Government Money Market or Treasury Money Market Fund may close trading early. Purchase orders for Government Money Market and Treasury Money Market Fund shares will be accepted only on days on which a Fund is open for business. If a purchase order is received by the Distributor on a day when the Fund is not open for business, it will be processed on the next succeeding day a Fund is open for business (according to the succeeding day’s net asset value).

Minimum Purchase Amounts. Except for purchases through the Allianz Funds and PIMCO Funds Auto-Invest plan, the Allianz Funds and PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, tax-qualified plans and, to the extent agreed to by the Distributor, wrap programs referred to in this section below under “Alternative Purchase Arrangements—Sales at Net Asset Value,” and purchases by certain registered representatives as described below under “Registered Representatives’ Investments,” the minimum initial investment in Class A, Class B or Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund, and there is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. For information about dealer commissions and other payments to dealers, see “Alternative Purchase Arrangements” in this section below. Persons selling Fund shares may receive different compensation for selling Class A, Class B, Class C or Class R shares. Normally, Fund shares purchased through participating brokers are held in the investor’s account with that broker. No share certificates will be issued except, and to the extent, provided in the applicable prospectus.

Tax-Qualified Specified Benefit and Other Plans. The Distributor makes available specified benefit plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA Accounts under the Internal Revenue Code. The Distributor makes available services and prototype documents for Simplified Employee Pension Plans (SEP). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This form of account is available to employees of certain non-profit organizations.

For purposes of this section, “Plan Investor” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, employer-sponsored 403(b) plan, non-qualified deferred compensation plan, health care benefit funding plan and specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or an Adviser to utilize Class R shares in certain investment products or programs, or other benefit plan specified as such by the Distributor. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, a Coverdell Education Savings Account or a College Access 529 Plan Account.

The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table under “Specified Benefit Account Minimums” in this section below. For Plan Investors invested in a Fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial intermediary maintaining the omnibus account. However, any Plan Investor that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table under “Specified Benefit Account Minimums” in this section below.

Allianz Funds and PIMCO Funds Auto-Invest. The Allianz Funds and PIMCO Funds Auto-Invest plan provides for periodic investments into a shareholder’s account with the Trust by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum investment for eligibility in the Allianz Funds and PIMCO Funds Auto-Invest plan is $1,000 per Fund. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the Allianz Funds and PIMCO Funds Auto-Invest plan is available from the Distributor or participating brokers. An investor may enroll by completing the appropriate section on the account application, or may obtain an Auto-Invest application by calling the Distributor or the investor’s broker. The use of the Allianz Funds and PIMCO Funds Auto-Invest plan may be limited for certain Funds and/or share classes at the discretion of the Distributor.

Registered Representatives’ Investments. Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $1,000 per Fund and the minimum subsequent investment is $50.

Uniform Gifts to Minors Act Investments. For investments pursuant to the Uniform Gifts to Minors Act, the minimum initial investment in Class A, Class B and Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund.

Allianz Funds and PIMCO Funds Auto-Exchange. The Allianz Funds and PIMCO Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder’s account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account and of $50 for any existing Fund account for which shares are purchased through the plan.

Further information regarding the Allianz Funds and PIMCO Funds Auto-Exchange plan is available from the Distributor at 1-800-426-0107 or participating brokers. An investor may enroll by completing an application, which may be obtained from the Distributor or by telephone request at 1-800-426-0107. The use of Allianz Funds and PIMCO Funds Auto-Exchange plan may be limited for certain Funds and/or other share classes at the option of the Distributor, and as set forth in the Prospectus. For more information on exchanges, see “Exchange Privilege” in this section below.

Allianz Funds and PIMCO Funds Fund Link. Allianz Funds and PIMCO Funds Fund Link (“Fund Link”) connects an investor’s Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under “How to Redeem” in this section. Purchase transactions are effected by electronic funds transfers from the shareholder’s account at a U.S. bank or other financial institution that is an Automated Clearing House (“ACH”) member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by Boston Financial Data Services, Inc. (the “Transfer Agent”), the Funds’ transfer agent for Class A, B, C and R shares. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange (or, for the Government Money Market and Treasury Money Market Funds, before 5:30 p.m., Eastern time on each day the New York Stock Exchange and Federal Reserve are open for business). If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or the investor’s broker, with signatures guaranteed from all shareholders of record for the account. See “Signature Guarantee” in this section below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

Signature Guarantee. When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount.

The Distributor reserves the right to modify its signature guarantee standards at any time. The Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented prospectus. Shareholders should contact the Distributor for additional details regarding the Funds’ signature guarantee requirements.

Account Registration Changes. Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See “Signature Guarantee” in this section above. All correspondence must include the account number and must be sent to:

Regular Mail:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

Overnight Mail:

Allianz Global Investors Distributors LLC

c/o Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

Minimum Account Size—Class A, Class B and Class C Shares. Due to the relatively high cost to the Funds of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which the shareholder invests at least the amount necessary to open the type of account involved. If a shareholder’s balance for any Fund is below such minimum for three months or longer, the applicable Fund’s administrator shall have the right (except in the case of retirement accounts) to close that Fund account after giving the shareholder 60 days in which to increase the account balance. The shareholder’s Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder’s Fund shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, in Funds of the Allianz Trust, Multi-Strategy Trust and PIMCO Trust exceeds $50,000.

Transfer on Death Registration. The Distributor may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Distributor in accordance with the Uniform TOD Security Registration Act will govern the registration. The Distributor may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Distributor may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).

Summary of Minimum Investments and Account Size. The following table provides a summary of the minimum initial investment, minimum subsequent investment and minimum account size for each type of account (including Specified Benefit Accounts):

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment	Minimum Account Size
Regular/General Retail Accounts	$1,000 per Fund	$50 per Fund	$1,000
IRA	$1,000 per Fund	$50 per Fund	$1,000
Roth IRA	$1,000 per Fund	$50 per Fund	$1,000
UTMA	$1,000 per Fund	$50 per Fund	$1,000
UGMA	$1,000 per Fund	$50 per Fund	$1,000
Auto-Invest	$1,000 per Fund	$50 per Fund	$1,000
Auto-Exchange	$1,000 per Fund	$50 per Fund	$1,000
SEP IRA established on or before March 31, 2004	$50 per Fund/per participant	$50 per Fund/per participant	$50
SEP IRA established after March 31, 2004	$1,000 per Fund/per participant	$50 per Fund/per participant	$1,000
SIMPLE IRA*	$50 per Fund/per participant	$50 per Fund/per participant	$50
SAR-SEP IRA*	$50 per Fund/per participant	$50 per Fund/per participant	$50
403(b)(7) custodial account plan established on or before March 31, 2004	$50 per Fund/per participant	$50 per Fund/per participant	$50
403(b)(7) custodial account plan established after March 31, 2004	$1,000 per Fund/per participant	$50 per Fund/per participant	$1,000
Plan Investors held through omnibus accounts-
Plan Level	$0	$0	$0
Participant Level	$0	$0	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004	$50 per Fund	$50 per Fund	$50
Plan Investors held through non-omnibus accounts (individual participant accounts) established after March 31, 2004	$1,000 per Fund	$50 per Fund	$1,000

*	The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.

Alternative Purchase Arrangements. The Funds offer investors up to four classes of shares (Class A, Class B, Class C and Class R) in the applicable Fund’s Prospectus. Class A, Class B and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class R shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A, Class B or Class C shares, and are available only to Class R Eligible Plans. Through separate prospectuses, certain of the Funds currently offer up to five additional classes of shares in the United States: Class D, Class M, Class P, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Class M shares are offered through certain brokers and financial intermediaries that have established a shareholder servicing relationship with the Trust. Class P shares are offered primarily through certain asset allocation, wrap fee and other fee-based programs sponsored by broker-dealers and other financial intermediaries.

Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Similar to Class R shares, Class D, Class M, Class P, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B, Class C and Class R shares. As a result of lower sales charges and/or operating expenses, Class D, Class M, Class P, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. To obtain more information about the other classes of shares, please call the applicable Trust at 1-800-927-4648 (for Institutional Class, Administrative Class, and Class P shares) or the Distributor at 1-800-426-0107 (for Class D shares).

The alternative purchase arrangements described in this Statement of Additional Information are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares into Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of financial intermediaries that sell Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.

Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset-based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether the investor anticipates redeeming shares in a time period that will subject such shares to a CDSC as described below. Class A shares of the Government Money Market, Money Market and Treasury Money Market Funds are not subject to an initial sales charge or a CDSC. See “Class A Deferred Sales Charge” in this section below.

Class B. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after they have been held for a period of time, as described in each Fund’s prospectus. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares, which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See “Deferred Sales Charge Alternative—Class B Shares” in this section below. Class B shares are not available for purchase by Plan Investors or by SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts. Traditional and Roth IRAs may invest in Class B shares.

Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term and StocksPLUS® Funds may only be (i) acquired through the exchange of Class B shares of other Funds; or (ii) purchased by persons who held Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term or StocksPLUS® Funds at the close of business on September 30, 2004. If a shareholder redeem all Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term and StocksPLUS® Funds in the shareholder’s account, the shareholder cannot purchase new Class B shares thereafter (although Class B shares of these Funds may still be acquired through exchange). The Funds may waive this restriction for certain specified benefit plans that were invested in Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term or StocksPLUS® Funds at the close of business on September 30, 2004.

Class C. Class C shares might be preferred by investors who intend to purchase shares that are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year (eighteen months for Class C shares of the CommodityRealReturn Strategy, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged) and RealEstateRealReturn Strategy Funds are subject to only a 1% CDSC during the first year (or eighteen months). Class C shares of the Government Money Market, Money Market and Treasury Money Market Funds are not subject to a CDSC. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See “Asset-Based Sales Charge Alternative—Class C Shares” in this section below.

Class R. Only Class R Eligible Plans may purchase Class R shares. Class R shares might be preferred by a Class R Eligible Plan that intends to invest retirement plan assets held through omnibus accounts and does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class R shares are preferable to Class B and Class C shares because Class R shares are not subject to a CDSC and are subject to lower aggregate distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class R shares are not subject to the initial sales charge imposed on Class A shares.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” in this section below.

The maximum purchase of Class B shares of a Fund in a single purchase is $49,999. The maximum purchase of Class C shares of a Fund in a single purchase is $499,999 ($249,999 for the Floating Income, Low Duration, Short-Term and Short Duration Municipal Income Funds). If an investor intends to purchase Class B or Class C shares: (i) for more than one Fund and the aggregate purchase price for all such purchases will exceed $49,999 for Class B shares or $499,999 ($249,999 for the Floating Income, Low Duration, Short-Term and Short Duration Municipal Income Funds) for Class C shares or (ii) for one Fund in a series of transactions and the aggregate purchase amount will exceed $49,999 for Class B shares or $499,999 ($249,999 for the Floating Income, Low Duration, Short-Term and Short Duration Municipal Income Funds) for Class C shares, then in either such event the investor should consider whether purchasing another share class may be in the investor’s best interests. The Funds may refuse any order to purchase shares.

For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see “Distribution and Servicing (12b-1) Plans” in the prospectuses.

Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for:

(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70  1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59  1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) that occurs after the purchase of Class A or Class C shares;

(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;

(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;

(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

(vi) up to 10% per year of the value of a Fund account that (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan;

(vii) redemptions by Trustees, officers and employees of any of the Trust, and by directors, officers and employees of the Distributor, Allianz, Allianz Global Fund Management or PIMCO;

(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in such Fund’s prospectus;

(ix) involuntary redemptions caused by operation of law;

(x) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases;

(xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;

(xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Internal Revenue Code for which the Trust is the designated financial institution;

(xiv) a redemption by a holder of Class A shares who purchased $1,000,000 ($250,000 in the case of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) or more of Class A shares (and therefore did not pay a sales charge) where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from the Distributor pursuant to an agreement with the Distributor;

(xv) a redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); and

(xvi) a redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:

(i) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70  1/2 or older;

(ii) involuntary redemptions caused by operation of law;

(iii) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(iv) following death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and further provided the death or disability occurs after the purchase of the shares;

(v) up to 10% per year of the value of a Fund account that (a) has a value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan (See “How to Redeem—Automatic Withdrawal Plan” in this section); and

(vi) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Fund’s prospectus.

The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions; No CDSCs or Payments to Brokers. Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

•

A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

•

A redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

•

A redemption by a holder of Class A shares of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds purchased through a dealer that sold $250,000 or more of Class A shares of the Funds.

Initial Sales Charge Alternative – Class A Shares. Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth in each Fund’s prospectus. As indicated in this section below under “Class A Deferred Sales Charge,” certain investors who purchase $1,000,000 ($250,000 in the case of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase. Class A shares of the Government Money Market, Money Market and Treasury Money Market Funds are not subject to an initial sales charge or CDSC.

Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above listed in each Fund’s prospectus less any applicable discount or commission “reallowed” to participating brokers. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds (as defined below) into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. An Eligible Fund is a Fund (other than the Government Money Market, Money Market and Treasury Money Market Funds) that offers Class A shares.

The term “Qualifying Investor” refers to:

(i)	an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii)	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii)	an employee benefit plan of a single employer.

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s) (which does not include the Government Money Market, Money Market and Treasury Money Market Funds). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the California Short Duration Municipal Income, Floating Income, Low Duration Fund, Short Term Fund, and Short Duration Municipal Income Fund, for which the maximum intended investment amount is $100,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. At the investor’s option, a Letter of Intent may include purchases of Class A shares of any Eligible Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Eligible Funds (which does not include the Government Money Market, Money Market and Treasury Money Market Funds) under a single Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in the investor’s name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If an investor wishes to enter into a Letter of Intent in conjunction with an initial investment in Class A shares of a Fund, the investor should complete the appropriate portion of the account application. Current Class A shareholders desiring to do so may obtain a form of Letter of Intent by contacting the Distributor at 1-800-426-0107 or any broker participating in this program.

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares (other than shares of the Government Money Market, Money Market and Treasury Money Market Funds that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Net Asset Value is Determined” in the applicable Fund’s prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor’s broker.

Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to

(i) current or retired officers, trustees, directors or employees of any of the Trust, Allianz Funds, or Multi-Strategy Trust, Allianz, Allianz Global Fund Management, PIMCO or the Distributor, other affiliates of Allianz Global Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of Allianz Global Fund Management, PIMCO or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii) current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;

(iii) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, Allianz Global Fund Management or PIMCO with respect to such purchases (including provisions related to minimum levels of investment in a Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;

(iv) participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;

(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, Allianz Global Fund Management or PIMCO has an agreement for the use of a Fund in particular investment products or programs or in particular situations;

(vi) accounts for which the company that serves as trustee or custodian either (a) is affiliated with Allianz Global Fund Management or PIMCO or (b) has a specific agreement to that effect with the Distributor; and

(vii) investors who purchase shares in “Exempt Transactions,” as described in this section under “Exempt Transactions; No CDSCs or Payments to Brokers” above.

The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.

Notification of Distributor. In many cases, neither the Trust, Allianz Funds, Allianz Funds Multi-Strategy Trust, the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds (except the California Short Duration Municipal Income, Floating Income, Government Money Market, Low Duration, Money Market, Short Duration Municipal Income, Short-Term and Treasury Money Market Funds), investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. Certain purchases of Class A shares of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds described in this section above under “Initial Sales Charge—Class A Shares” will be subject to a CDSC of 0.75% (for the Low Duration Fund) or 0.50% (for the California Short Duration Municipal Income, Floating Income, Short Duration Municipal Income and Short-Term Funds) if such shares are redeemed within 18 months after their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.” The Class A CDSC does not apply to investors purchasing any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under “Sales at Net Asset Value” in this section above.

For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of Class A shares that will incur the lowest CDSC. Any CDSC imposed on a redemption of Class A shares is paid to the Distributor. The manner of calculating the CDSC on Class A shares is described below in this section under “Calculation of CDSC on Shares Purchased After December 31, 2001.”

The Class A CDSC does not apply to Class A shares of the Government Money Market, Money Market and Treasury Money Market Funds. However, if Class A shares of these Funds are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 or more ($249,999 or more in the case of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds)) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund(s) acquired by exchange for a period of 18 months from the date of the exchange.

The Class A CDSC is currently waived in connection with certain redemptions as described in this section above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

For Class A shares outstanding for 18 months or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% (0.10% for the Government Money Market, Money Market and Treasury Money Market Funds) of the net asset value of such shares.

Deferred Sales Charge Alternative – Class B Shares. Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor’s purchase payment will be invested in shares of the Fund(s) selected.

Calculation of CDSC on Shares Purchased After December 31, 2001. A CDSC may be imposed on Class A, Class B or Class C shares under certain circumstances. A CDSC is imposed on shares redeemed within a certain number of years after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. Class B shares are not available for purchase by employer sponsored retirement plans.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor purchased the shares being redeemed. See the Fund’s prospectus for information about any applicable CDSCs.

Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. See each Fund’s prospectus for information about the conversion of Class B shares to Class A shares. The Class B CDSC is currently waived in connection with certain redemptions as described in this section above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.

Calculation of CDSC on Shares Purchased On or Before December 31, 2001. The manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased before December 31, 2001 differs from that described in this section above under “Calculation of CDSC on Shares Purchased After December 31, 2001.” A CDSC will be imposed on Class B shares if an investor redeems an amount that causes the current value of the investor’s account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. It is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder’s account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor. The manner of calculating the CDSC on Class B shares purchased after December 31, 2001 differs and is described above.

For investors investing in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Except as otherwise disclosed herein or in the appropriate Prospectus(es), Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged. In addition, Class B shares that are received in an exchange will convert into Class A shares at the same time as the original shares would have converted into Class A shares. For example, Class B shares of the Trust received in an exchange for Class B shares of Allianz Trust purchased on or after October 1, 2004, will convert into Class A shares after the fifth year. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged. Furthermore, shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased after December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged.

Conversion of Class B Shares Purchased Through Reinvestment of Distributions. For purposes of determining the date on which Class B shares convert into Class A shares, a Class B share purchased through the reinvestment of dividends or capital gains distributions (a “Distributed Share”) will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class B share through which such Distributed Share was issued.

Asset-Based Sales Charge Alternative – Class C Shares. Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed if an investor redeems Class C shares within a certain time period after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to a CDSC as described in each Fund’s prospectus.

Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

The manner of calculating the CDSC on Class C shares is the same as that of Class B shares purchased after December 31, 2001, as described in this section above under “Calculation of CDSC on Shares Purchased After December 31, 2001.” Except as

described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares of a Fund. The Distributor does not expect to make any payment for sales of Class C shares or services rendered for the Government Money Market, Money Market and Treasury Money Market Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

In addition, after the time of shareholder purchase for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make annual payments to participating brokers.

The Class C CDSC is currently waived in connection with certain redemptions as described in this section above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

No Sales Charge Alternative – Class R Shares. Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to participating brokers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase.

Information For All Share Classes. Brokers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust’s Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Exchange Privilege—Class A, Class B, Class C and Class R Shares. Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the applicable Fund’s prospectus or in this Statement of Additional Information, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values, except that a sales charge will apply on exchanges of Class A shares of the Government Money Market, Money Market and Treasury Money Market Funds on which no sales charge was paid at the time of purchase. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Class A shares of the Government Money Market, Money Market and Treasury Money Market Funds may be exchanged for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales charge was paid at the time of purchase. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described (and subject to the conditions and restrictions set forth) in this section under “Distribution of Trust Shares—Purchases, Exchanges and Redemptions” in the applicable Statement of Additional Information. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial purchase requirements for each share class of each Fund, except with respect to exchanges effected through the Trust’s Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.

Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-426-0107. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, Boston Financial Data Services, Inc., at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or by use of forms that are available from the Distributor. A signature guarantee is required. See “Signature Guarantee” in this section. Telephone exchanges, for all Funds except the Government Money Market and Treasury Money Market Funds, may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays). For the Government Money Market and Treasury Money Market Funds, orders for exchanges accepted prior to 5:00 p.m., Eastern time, (or an earlier cut-off time if the Funds close early) on a day that the New York Stock Exchange and Federal Reserve are open for business will be executed at the respective net asset values determined as of 5:30 p.m., Eastern time.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of an Adviser or a Fund’s Sub-Adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, each reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, each Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners. For further information about exchange privileges, contact the participating broker or call the Distributor at 1-800-426-0107.

With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.

Except as otherwise disclosed in the applicable Prospectus(es), shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class C shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months).

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

Investors may also select the Allianz Funds and PIMCO Funds Auto-Exchange plan, which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares—Allianz Funds and PIMCO Funds Auto-Exchange” in this section above.

Redemptions of Class A, Class B, Class C and Class R Shares. Class A, Class B, Class C or Class R shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or Allianz Funds and PIMCO Funds Fund Link, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.

A CDSC may apply to a redemption of Class A, Class B or Class C shares. See “Alternative Purchase Arrangements” in this section above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor’s business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.

Other than an applicable CDSC, a shareholder will not pay any special fees or charges to a Trust or the Distributor when the shareholder sells shares. However, if a shareholder sells shares through a broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder’s redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Direct Redemption. A shareholder’s original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Written Requests. To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, Boston Financial Data Services, Inc., at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050:

(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)	for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described in this section under “Signature Guarantee” in this section;

(3)	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” in this section below); and

(4)	any additional documents that may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

Transfers of shares are subject to the same requirements. A signature guarantee is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified specified benefit plan, the administrator for which has an agreement with the Distributor.

Telephone Redemptions. Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See “Signature Guarantee” in this section. Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

By completing an account application, an investor agrees that the applicable Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

A shareholder making a telephone redemption should call the Distributor at 1-800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent’s records, (ii) his account number with the applicable Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day (or, for the Government Money Market and Treasury Money Market Funds, prior to 5:30 p.m., Eastern time on each day the New York Stock Exchange and Federal Reserve are open for business). If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” in this section above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

Fund Link Redemptions. If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-426-0107. Subject to the limitations set forth in this section above under “Telephone Redemptions,” the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a business day (or, for the Government Money Market and Treasury Money Market Funds, prior to 5:30 p.m., Eastern time on each day the New York Stock Exchange and Federal Reserve are open for business) will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange (or, for the Government Money Market and Treasury Money Market Funds, after 5:30 p.m., Eastern time on a day the New York Stock Exchange and Federal Reserve are open for business), the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See “Signature Guarantee” in this section. See “Allianz Funds and PIMCO Funds Fund Link” for information on establishing the Fund Link privilege. The Trust, Allianz Funds or Allianz Funds Multi-Strategy Trust may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to all Funds and/or share classes at the option of the Distributor.

Allianz Funds and PIMCO Funds Automated Telephone System. Allianz Funds and PIMCO Funds Automated Telephone System (“ATS”) is an automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone telephone. ATS may be used on already-established Fund accounts after the shareholder obtains a Personal Identification Number (PIN) by calling the special ATS number: 1-800-223-2413.

Purchasing Shares. A shareholder may purchase shares by telephone by calling 1-800-223-2413. A shareholder must have established ATS privileges to link the shareholder’s bank account with the Fund to pay for these purchases.

Exchanging Shares. With the Allianz Funds and PIMCO Funds Exchange Privilege, a shareholder can exchange shares automatically by telephone from the shareholder’s Fund Link Account to another Allianz Funds or PIMCO Funds account the shareholder has already established by calling 1-800-223-2413. Please refer to “Exchange Privilege” in this section for details.

Redemptions. A shareholder may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds directly to the shareholder’s Fund bank account. Please refer to “How to Redeem” in this section for details. Plan participants must process their transactions through their plan administrator, and may not use ATS.

Expedited Wire Transfer Redemptions. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC, if applicable). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the applicable Trust for up to seven days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner’s broker by telephone at 1-800-426-0107 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. The Trust does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. See “Signature Guarantee” in this section. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

Certificated Shares. To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the applicable Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” in this section. Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Automatic Withdrawal Plan. An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or the broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See “Signature Guarantee” in this section. In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges” in this section above.

Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

Additional Information About the Shares

Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO’s own resources.

From time to time, PIMCO may pay or reimburse broker-dealers, banks, recordkeepers or other financial institutions for PIMCO’s attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO’s own assets and at no cost to the Funds. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Trust. Such activities may provide incentives to financial institutions to sell shares of the Funds. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Fund shares.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Funds’ Prospectuses and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-927-4648 for Class P, Institutional Class, Administrative Class or Class M shares or 1-800-426-0107 for all other share classes. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust, the Trust will begin sending you individual copies.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Funds also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to PIMCO’s trade allocation policy that is designed to ensure that all accounts, including the Funds, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.

PIMCO may acquire on behalf of its clients (including the Trust) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

PIMCO may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO’s reasonable judgment, aggregation may result in an overall economic benefit to the Funds and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution. When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.

In some cases, PIMCO may sell a security on behalf of a client, including the Funds, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO’s other clients, including the Funds, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services

There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the best execution available. In seeking best execution, PIMCO, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by a Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Funds.

Brokerage Commissions Paid

For the fiscal years ended March 31, 2009, 2008 and 2007, the following amounts of brokerage commissions were paid by each operational Fund:

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07
All Asset Fund	N/A	N/A	N/A
All Asset All Authority Fund	N/A	N/A	N/A
California Intermediate Municipal Bond Fund	754	$8,117	$8,418

Fund	Year Ended 3/31/09	Year Ended 3/31/08	Year Ended 3/31/07
California Short Duration Municipal Income Fund	0	59	26
CommodityRealReturn Strategy Fund®	780,853	1,182,222	1,014,371
Convertible Fund	374,945	122,629	13,970
Developing Local Markets Fund	38,370	N/A	0
Diversified Income Fund	121,666	236,661	131,905
EM Fundamental IndexPLUS™ TR Strategy Fund	5,858	N/A	N/A
Emerging Local Bond Fund	13,298	1,924	0
Emerging Markets Bond Fund	110,358	171,681	418,768
Extended Duration Fund	16,697	5,845	832
Floating Income Fund	76,063	191,910	140,298
Foreign Bond Fund (U.S. Dollar-Hedged)	651,923	928,764	325,787
Foreign Bond Fund (Unhedged)	733,318	913,464	243,444
Fundamental Advantage Total Return Strategy Fund	165,873	9,548	N/A
Fundamental IndexPLUS™ Fund	41,187	56,971	11,153
Fundamental IndexPLUS™ TR Fund	41,883	82,498	61,601
Global Advantage Strategy Bond Fund	0	N/A	N/A
Global Bond Fund (U.S. Dollar-Hedged)	56,578	77,540	41,421
Global Bond Fund (Unhedged)	280,358	324,881	161,866
Global Multi-Asset Fund	6,971	N/A	N/A
GNMA Fund	7,910	5,489	3,458
Government Money Market Fund	0	N/A	N/A
High Yield Fund	201,357	186,136	731,450
High Yield Municipal Bond Fund	1,270	6,954	241
Income Fund	2,594	2,978	N/A
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	62,460	185,831	71,208
International StocksPLUS® TR Strategy Fund (Unhedged)	4,440	9,219	1,632
Investment Grade Corporate Bond Fund	170,348	9,675	6,247
Long Duration Total Return Fund	105,183	59,618	1,316
Long-Term Credit Fund	0	N/A	N/A
Long-Term U.S. Government Fund	120,938	449,162	1,791,273
Low Duration Fund	310,625	1,099,284	1,714,665
Low Duration Fund II	10,500	32,929	44,324
Low Duration Fund III	3,833	14,885	14,238
Moderate Duration Fund	46,273	170,884	226,993
Money Market Fund	0	0	0
Mortgage-Backed Securities Fund	13,695	18,499	13,046
Municipal Bond Fund	10,015	21,879	28,021
New York Municipal Bond Fund	815	585	3,270
Real Return Asset Fund	217,870	654,145	119,876
Real Return Fund	956,470	1,012,999	1,033,538
RealEstateRealReturn Strategy Fund	61,648	52,937	44,285
RealRetirement® 2010 Fund	3,151	0	N/A
RealRetirement® 2020 Fund	3,150	11	N/A
RealRetirement® 2030 Fund	3,161	40	N/A
RealRetirement® 2040 Fund	3,150	136	N/A
RealRetirement® 2050 Fund	3,132	136	N/A
Short Duration Municipal Income Fund	8,545	26,515	13,663
Short-Term Fund	167,498	519,454	173,544
Small Cap StocksPLUS® TR Fund	426,313	11,527	2,001
StocksPLUS® Fund	276,395	348,076	339,056
StocksPLUS® Long Duration Fund	48,451	18,575	N/A
StocksPLUS® Total Return Fund	74,721	109,119	85,285
StocksPLUS® TR Short Strategy Fund	137,463	58,175	54,853
Total Return Fund	5,308,393	14,223,208	11,340,729
Total Return Fund II	131,409	277,671	223,155
Total Return Fund III	96,117	232,462	212,436
Unconstrained Bond Fund	15,833	N/A	N/A
Unconstrained Tax Managed Bond Fund	823	N/A	N/A

PIMCO places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, PIMCO will seek the best execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Trust may use broker-dealers that sell Fund shares to effect the Trust’s portfolio transactions, the Trust and PIMCO will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Trust’s portfolio transactions. PIMCO also may receive research or research related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust would not be reduced in the event that PIMCO and its affiliates received such services.

As permitted by Section 28(e) of the 1934 Act, PIMCO may cause the Trust to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to PIMCO an amount of disclosed commission or spread for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction.

As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO’s judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Adviser or sub-adviser may receive and retain compensation for effecting portfolio transactions for a Fund if the commissions paid to such an affiliated broker-dealer by a Fund do not exceed one per centum of the purchase or sale price of such securities.

Since the securities in which certain Funds invest consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, their investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of their transactions.

SEC rules further require that commissions paid to such an affiliated broker-dealer, or PIMCO by a Fund on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Funds did not pay any commissions to affiliated brokers during the fiscal years ended March 31, 2009, 2008 and 2007.

Holdings of Securities of the Trust’s Regular Brokers and Dealers

The following table indicates the value of each operational Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended March 31, 2009.

All Asset All Authority Fund
	State Street Bank & Trust Co.	$266

California Intermediate Municipal Bond Fund
	Banc of America Securities LLC	802
	Citigroup Global Markets, Inc.	283
	State Street Bank & Trust Co.	105

California Short Duration Municipal Income Fund
	Morgan Stanley Group, Inc.	243
	Banc of America Securities LLC	120
	Wachovia Securities	97
	Citigroup Global Markets, Inc.	57

CommodityRealReturn Strategy Fund®
	JPMorgan Chase & Co.	536,637
	Banc of America Securities LLC	172,135
	Citigroup Global Markets, Inc.	160,570
	Wachovia Securities	74,172
	Morgan Stanley Group, Inc.	70,362
	Goldman Sachs & Co.	68,748
	Merrill Lynch, Pierce, Fenner, & Smith	58,237
	Barclays Capital, Inc.	52,278
	Credit Suisse USA, Inc.	33,766
	UBS Warburg LLC	11,810
	Lehman Brothers, Inc.	10,088
	Deutsche Bank Securities, Inc.	3,643

Convertible Fund
	Banc of America Securities LLC	45,209
	Citigroup Global Markets, Inc.	34,810
	Goldman Sachs & Co.	6,590
	Citigroup Global Markets, Inc.	4,438
	State Street Bank & Trust Co.	3,430
	UBS Warburg LLC	1,551
	Merrill Lynch, Pierce, Fenner, & Smith	1,430
	JPMorgan Chase & Co.	975
	Morgan Stanley Group, Inc.	766
	Banc of America Securities LLC	617
	Lehman Brothers, Inc.	57

Developing Local Markets Fund
	Citigroup Global Markets, Inc.	123,325
	JPMorgan Chase & Co.	123,255
	Wachovia Securities	66,448
	Banc of America Securities LLC	42,549
	Goldman Sachs & Co.	40,056
	Merrill Lynch, Pierce, Fenner, & Smith	40,710
	Morgan Stanley Group, Inc.	20,280
	Lehman Brothers, Inc.	10,151
	Barclays Capital, Inc.	8,382
	Credit Suisse USA, Inc.	7,314
	Deutsche Bank Securities, Inc.	2,225

Diversified Income Fund
	JPMorgan Chase & Co.	121,583
	Banc of America Securities LLC	40,547
	Morgan Stanley Group, Inc.	35,269
	Credit Suisse USA, Inc.	25,082
	Goldman Sachs & Co.	24,582
	Citigroup Global Markets, Inc.	24,116
	Wachovia Securities	23,680
	Barclays Capital, Inc.	21,050
	Merrill Lynch, Pierce, Fenner, & Smith	19,299
	UBS Warburg LLC	13,926
	Lehman Brothers, Inc.	5,312
	Deutsche Bank Securities, Inc.	1,322

Emerging Local Bond Fund
	Citigroup Global Markets, Inc.	67,018
	Banc of America Securities LLC	21,185
	JPMorgan Chase & Co.	20,298
	State Street Bank & Trust Co.	17,043
	Morgan Stanley Group, Inc.	13,241
	Merrill Lynch, Pierce, Fenner, & Smith	9,885
	Barclays Capital, Inc.	7,593
	UBS Warburg LLC	5,670
	Wachovia Securities	3,054
	Credit Suisse USA, Inc.	1,580
	Lehman Brothers, Inc.	1,425
	Goldman Sachs & Co.	300
	Deutsche Bank Securities, Inc.	198

Emerging Markets Bond Fund
	Citigroup Global Markets, Inc.	59,922
	Morgan Stanley Group, Inc.	51,008
	JPMorgan Chase & Co.	41,305
	Banc of America Securities LLC	34,498
	Goldman Sachs & Co.	26,075
	Merrill Lynch, Pierce, Fenner, & Smith	21,624
	Wachovia Securities	16,675
	Barclays Capital, Inc.	5,388
	UBS Warburg LLC	5,255
	Deutsche Bank Securities, Inc.	4,073
	Credit Suisse USA, Inc.	4,040
	Lehman Brothers, Inc.	2,750

EM Fundamental IndexPLUSTM TR Strategy Fund
	JPMorgan Chase & Co.	3,321
	Wachovia Securities	2,941
	Banc of America Securities LLC	2,185
	Citigroup Global Markets, Inc.	2,098
	Merrill Lynch, Pierce, Fenner, & Smith	1,825
	Goldman Sachs & Co.	1,312
	Morgan Stanley Group, Inc.	883
	State Street Bank & Trust Co.	654
	Deutsche Bank Securities, Inc.	358

Extended Duration Fund
	Banc of America Securities LLC	1,435
	Greenwich Capital Markets, Inc.	941
	State Street Bank & Trust Co.	854
	JPMorgan Chase & Co.	347
	Goldman Sachs & Co.	153
	Credit Suisse USA, Inc.	3
	Deutsche Bank Securities, Inc.	3

Floating Income Fund
	Banc of America Securities LLC	42,479
	Citigroup Global Markets, Inc.	31,262
	JPMorgan Chase & Co.	23,556
	Morgan Stanley Group, Inc.	13,709
	Goldman Sachs & Co.	6,544
	Credit Suisse USA, Inc.	6,353
	UBS Warburg LLC	4,403
	Barclays Capital, Inc.	4,201
	Merrill Lynch, Pierce, Fenner, & Smith	2,538
	Lehman Brothers, Inc.	1,761
	Deutsche Bank Securities, Inc.	324

Foreign Bond Fund (Unhedged)
	JPMorgan Chase & Co.	114,073
	Citigroup Global Markets, Inc.	93,953
	Merrill Lynch, Pierce, Fenner, & Smith	59,878
	Banc of America Securities LLC	53,212
	Goldman Sachs & Co.	41,304
	UBS Warburg LLC	37,442
	Credit Suisse USA, Inc.	36,831
	Morgan Stanley Group, Inc.	30,970
	Barclays Capital, Inc.	22,753
	Wachovia Securities	16,402
	Lehman Brothers, Inc.	12,088
	Deutsche Bank Securities, Inc.	2,993
	State Street Bank & Trust Co.	2,326

Foreign Bond Fund (U.S. Dollar-Hedged)
	JPMorgan Chase & Co.	150,373
	Citigroup Global Markets, Inc.	94,817
	Banc of America Securities LLC	57,582
	Merrill Lynch, Pierce, Fenner, & Smith	55,646
	Morgan Stanley Group, Inc.	51,102
	UBS Warburg LLC	37,690
	Credit Suisse USA, Inc.	33,920
	Goldman Sachs & Co.	25,041
	Wachovia Securities	21,614
	Barclays Capital, Inc.	20,068
	Deutsche Bank Securities, Inc.	6,043
	Lehman Brothers, Inc.	2,999
	Greenwich Capital Markets, Inc.	2,967

Fundamental Advantage Total Return Strategy Fund
	JPMorgan Chase & Co.	23,009
	Banc of America Securities LLC	11,868
	Merrill Lynch, Pierce, Fenner, & Smith	7,392
	Goldman Sachs & Co.	5,228
	Morgan Stanley Group, Inc.	5,225

	UBS Warburg LLC	3,129
	Citigroup Global Markets, Inc.	1,583
	Wachovia Securities	1,480
	Lehman Brothers, Inc.	1,213
	Banc of America Securities LLC	1,019

Fundamental IndexPLUSTM Fund
	Wachovia Securities	3,746
	JPMorgan Chase & Co.	3,745
	Goldman Sachs & Co.	3,086
	Banc of America Securities LLC	2,250
	Merrill Lynch, Pierce, Fenner, & Smith	1,674
	State Street Bank & Trust Co.	1,106
	Citigroup Global Markets, Inc.	999
	Lehman Brothers, Inc.	851
	Morgan Stanley Group, Inc.	796
	Deutsche Bank Securities, Inc.	357

Fundamental IndexPLUSTM TR Fund
	JPMorgan Chase & Co.	27,485
	Banc of America Securities LLC	21,367
	Citigroup Global Markets, Inc.	14,602
	Merrill Lynch, Pierce, Fenner, & Smith	11,627
	Goldman Sachs & Co.	10,073
	Morgan Stanley Group, Inc.	9,135
	State Street Bank & Trust Co.	5,269
	Deutsche Bank Securities, Inc.	3,529
	Wachovia Securities	3,358
	UBS Warburg LLC	1,106
	Barclays Capital, Inc.	788
	Lehman Brothers, Inc.	561
	Greenwich Capital Markets, Inc.	437
	Credit Suisse USA, Inc.	356

Global Advantage Strategy Bond Fund
	State Street Bank & Trust Co.	602
	Citigroup Global Markets, Inc.	173
	JPMorgan Chase & Co.	154
	Deutsche Bank Securities, Inc.	138
	Banc of America Securities LLC	100
	Merrill Lynch, Pierce, Fenner, & Smith	58
	Wachovia Securities	38
	Morgan Stanley Group, Inc.	31
	Goldman Sachs & Co.	23

Global Bond Fund (Unhedged)
	JPMorgan Chase & Co.	51,323
	Banc of America Securities LLC	27,277
	Citigroup Global Markets, Inc.	25,002
	Merrill Lynch, Pierce, Fenner, & Smith	16,492
	Goldman Sachs & Co.	12,711
	Morgan Stanley Group, Inc.	11,970
	Credit Suisse USA, Inc.	11,170
	Wachovia Securities	8,051
	UBS Warburg LLC	7,873
	Barclays Capital, Inc.	6,002
	Lehman Brothers, Inc.	2,684
	Deutsche Bank Securities, Inc.	1,840
	State Street Bank & Trust Co.	946

Global Bond Fund (U.S. Dollar-Hedged)
	JPMorgan Chase & Co.	10,205
	Citigroup Global Markets, Inc.	6,906
	Banc of America Securities LLC	3,628
	Morgan Stanley Group, Inc.	3,328
	Goldman Sachs & Co.	3,176
	Merrill Lynch, Pierce, Fenner, & Smith	2,962
	Wachovia Securities	1,766
	Credit Suisse USA, Inc.	1,704
	UBS Warburg LLC	1,586
	Barclays Capital, Inc.	1,216
	Deutsche Bank Securities, Inc.	950
	State Street Bank & Trust Co.	916
	Lehman Brothers, Inc.	301

Global Multi-Asset Fund
	Banc of America Securities LLC	6,247
	Citigroup Global Markets, Inc.	5,021
	JPMorgan Chase & Co.	3,516
	Wachovia Securities	1,076
	State Street Bank & Trust Co.	517

GNMA Fund
	JPMorgan Chase & Co.	68,390
	Merrill Lynch, Pierce, Fenner, & Smith	12,289
	Citigroup Global Markets, Inc.	12,285
	Credit Suisse USA, Inc.	10,169
	Morgan Stanley Group, Inc.	5,455
	Banc of America Securities LLC	4,128
	Goldman Sachs & Co.	3,884
	Lehman Brothers, Inc.	437

Government Money Market Fund
	Barclays Capital, Inc.	7,800
	JPMorgan Chase & Co.	6,700
	Goldman Sachs & Co.	5,300
	State Street Bank & Trust Co.	100

High Yield Fund
	JPMorgan Chase & Co.	98,968
	Citigroup Global Markets, Inc.	72,636
	Banc of America Securities LLC	72,074
	Morgan Stanley Group, Inc.	60,231
	Merrill Lynch, Pierce, Fenner, & Smith	50,265
	Goldman Sachs & Co.	42,688
	Barclays Capital, Inc.	38,585
	Banc of America Securities LLC	38,027
	UBS Warburg LLC	19,514
	Citigroup Global Markets, Inc.	8,119
	Credit Suisse USA, Inc.	6,561
	Lehman Brothers, Inc.	3,780
	Wachovia Securities	1,547
	Deutsche Bank Securities, Inc.	702
	Lehman Brothers, Inc.	459

High Yield Municipal Bond Fund
	Banc of America Securities LLC	1,622
	State Street Bank & Trust Co.	1,090
	Citigroup Global Markets, Inc.	595

Income Fund
	JPMorgan Chase & Co.	13,834
	Banc of America Securities LLC	9,952
	Citigroup Global Markets, Inc.	7,928
	Credit Suisse USA, Inc.	7,403
	Goldman Sachs & Co.	2,535
	Morgan Stanley Group, Inc.	1,854
	Merrill Lynch, Pierce, Fenner, & Smith	1,121
	Lehman Brothers, Inc.	722
	Deutsche Bank Securities, Inc.	581
	State Street Bank & Trust Co.	301
	Barclays Capital, Inc.	163
	Banc of America Securities LLC	155
	UBS Warburg LLC	111
	Citigroup Global Markets, Inc.	3

International StocksPLUS® TR Strategy Fund (Unhedged)
	JPMorgan Chase & Co.	3,518
	Banc of America Securities LLC	2,134
	Citigroup Global Markets, Inc.	1,871
	Goldman Sachs & Co.	1,331
	Merrill Lynch, Pierce, Fenner, & Smith	1,122
	Barclays Capital, Inc.	991
	Morgan Stanley Group, Inc.	778
	Credit Suisse USA, Inc.	576
	State Street Bank & Trust Co.	570
	Wachovia Securities	300
	Deutsche Bank Securities, Inc.	207
	Lehman Brothers, Inc.	122
	UBS Warburg LLC	86

International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
	JPMorgan Chase & Co.	11,233
	Banc of America Securities LLC	8,457
	Citigroup Global Markets, Inc.	8,340
	Merrill Lynch, Pierce, Fenner, & Smith	6,201
	Goldman Sachs & Co.	5,158
	UBS Warburg LLC	4,129
	Deutsche Bank Securities, Inc.	3,777
	Barclays Capital, Inc.	2,083
	Morgan Stanley Group, Inc.	1,997
	State Street Bank & Trust Co.	1,713
	Wachovia Securities	1,026
	Lehman Brothers, Inc.	217
	Credit Suisse USA, Inc.	183

Investment Grade Corporate Bond Fund
	JPMorgan Chase & Co.	166,717
	Citigroup Global Markets, Inc.	135,590
	Goldman Sachs & Co.	111,038
	Morgan Stanley Group, Inc.	106,108
	Banc of America Securities LLC	84,717
	Merrill Lynch, Pierce, Fenner, & Smith	75,983

	Wachovia Securities	50,193
	Barclays Capital, Inc.	10,586
	Credit Suisse USA, Inc.	9,815
	UBS Warburg LLC	8,771
	State Street Bank & Trust Co.	8,237
	Banc of America Securities LLC	6,240
	Lehman Brothers, Inc.	3,123
	Citigroup Global Markets, Inc.	684
	Goldman Sachs & Co.	46

Long Duration Total Return Fund
	JPMorgan Chase & Co.	90,562
	Banc of America Securities LLC	53,212
	Goldman Sachs & Co.	42,520
	Citigroup Global Markets, Inc.	42,396
	Morgan Stanley Group, Inc.	30,244
	Wachovia Securities	28,417
	Merrill Lynch, Pierce, Fenner, & Smith	25,421
	State Street Bank & Trust Co.	11,446
	Credit Suisse USA, Inc.	9,851
	UBS Warburg LLC	7,858
	Barclays Capital, Inc.	4,914
	Greenwich Capital Markets, Inc.	3,466
	Lehman Brothers, Inc.	1,212
	Banc of America Securities LLC	212
	Deutsche Bank Securities, Inc.	3

Long Term U.S. Government Fund
	JPMorgan Chase & Co.	27,664
	Banc of America Securities LLC	26,564
	Morgan Stanley Group, Inc.	15,330
	Goldman Sachs & Co.	7,481
	Wachovia Securities	1,952
	Credit Suisse USA, Inc.	1,065
	Deutsche Bank Securities, Inc.	504
	Citigroup Global Markets, Inc.	22

Low Duration Fund
	JPMorgan Chase & Co.	655,636
	Banc of America Securities LLC	407,516
	Citigroup Global Markets, Inc.	304,368
	Merrill Lynch, Pierce, Fenner, & Smith	244,353
	Goldman Sachs & Co.	144,308
	Wachovia Securities	123,473
	Morgan Stanley Group, Inc.	113,841
	Banc of America Securities LLC	26,743
	Lehman Brothers, Inc.	22,886
	Credit Suisse USA, Inc.	10,474
	State Street Bank & Trust Co.	10,000
	Greenwich Capital Markets, Inc.	5,294
	Deutsche Bank Securities, Inc.	4,660

Low Duration Fund II
	Banc of America Securities LLC	21,275
	JPMorgan Chase & Co.	19,828
	Goldman Sachs & Co.	7,871
	Citigroup Global Markets, Inc.	7,867

	Merrill Lynch, Pierce, Fenner, & Smith	4,225
	Morgan Stanley Group, Inc.	3,976
	Wachovia Securities	3,556
	State Street Bank & Trust Co.	1,270
	Lehman Brothers, Inc.	657
	Banc of America Securities LLC	424
	Deutsche Bank Securities, Inc.	319
	Greenwich Capital Markets, Inc.	292
	Credit Suisse USA, Inc.	193

Low Duration Fund III
	Banc of America Securities LLC	6,590
	Citigroup Global Markets, Inc.	4,958
	JPMorgan Chase & Co.	4,633
	Lehman Brothers, Inc.	4,338
	Morgan Stanley Group, Inc.	2,755
	Goldman Sachs & Co.	2,348
	Merrill Lynch, Pierce, Fenner, & Smith	1,525
	State Street Bank & Trust Co.	1,032
	UBS Warburg LLC	798
	Banc of America Securities LLC	424
	Wachovia Securities	299
	Greenwich Capital Markets, Inc.	292
	Credit Suisse USA, Inc.	151

Moderate Duration Fund
	Banc of America Securities LLC	34,467
	Citigroup Global Markets, Inc.	33,263
	JPMorgan Chase & Co.	33,161
	Morgan Stanley Group, Inc.	13,496
	Merrill Lynch, Pierce, Fenner, & Smith	12,919
	Goldman Sachs & Co.	10,509
	Wachovia Securities	8,801
	Credit Suisse USA, Inc.	8,468
	Banc of America Securities LLC	4,245
	Lehman Brothers, Inc.	1,824
	Greenwich Capital Markets, Inc.	220

Money Market Fund
	JPMorgan Chase & Co.	132,600
	Barclays Capital, Inc.	17,600
	Credit Suisse USA, Inc.	17,100
	State Street Bank & Trust Co.	250

Mortgage-Backed Securities Fund
	JPMorgan Chase & Co.	73,424
	Banc of America Securities LLC	21,157
	Merrill Lynch, Pierce, Fenner, & Smith	12,349
	Citigroup Global Markets, Inc.	11,098
	Morgan Stanley Group, Inc.	8,716
	Credit Suisse USA, Inc.	6,052
	State Street Bank & Trust Co.	3,000
	Wachovia Securities	1,376
	Goldman Sachs & Co.	748
	Lehman Brothers, Inc.	679

Municipal Bond Fund
	Banc of America Securities LLC	5,549
	JPMorgan Chase & Co.	2,447
	Citigroup Global Markets, Inc.	2,152

New York Municipal Bond Fund
	Morgan Stanley Group, Inc.	1,072
	Banc of America Securities LLC	441
	State Street Bank & Trust Co.	415

Real Return Fund
	Banc of America Securities LLC	227,367
	JPMorgan Chase & Co.	214,937
	Citigroup Global Markets, Inc.	206,438
	Goldman Sachs & Co.	180,970
	Morgan Stanley Group, Inc.	178,708
	Wachovia Securities	160,786
	Merrill Lynch, Pierce, Fenner, & Smith	115,615
	Barclays Capital, Inc.	94,740
	UBS Warburg LLC	74,439
	Credit Suisse USA, Inc.	22,413
	Lehman Brothers, Inc.	17,256
	Banc of America Securities LLC	6,792
	Deutsche Bank Securities, Inc.	434

Real Return Asset Fund
	JPMorgan Chase & Co.	106,281
	Banc of America Securities LLC	84,502
	Morgan Stanley Group, Inc.	72,157
	UBS Warburg LLC	66,461
	Merrill Lynch, Pierce, Fenner, & Smith	61,765
	Citigroup Global Markets, Inc.	59,380
	Barclays Capital, Inc.	47,210
	Credit Suisse USA, Inc.	33,849
	Wachovia Securities	33,060
	Goldman Sachs & Co.	16,388
	Lehman Brothers, Inc.	2,366
	Deutsche Bank Securities, Inc.	969
	Banc of America Securities LLC	425

RealEstateRealReturn Strategy Fund
	JPMorgan Chase & Co.	10,093
	Credit Suisse USA, Inc.	6,289
	Banc of America Securities LLC	4,162
	Goldman Sachs & Co.	2,286
	UBS Warburg LLC	2,096
	Barclays Capital, Inc.	1,793
	Citigroup Global Markets, Inc.	1,614
	Morgan Stanley Group, Inc.	1,575
	Merrill Lynch, Pierce, Fenner, & Smith	301
	Wachovia Securities	281
	Lehman Brothers, Inc.	126

Short Duration Municipal Income Fund
	State Street Bank & Trust Co.	3,355
	Banc of America Securities LLC	2,812
	JPMorgan Chase & Co.	902
	Citigroup Global Markets, Inc.	793

Short-Term Fund
	JPMorgan Chase & Co.	240,908
	Banc of America Securities LLC	129,888
	Morgan Stanley Group, Inc.	105,087
	Goldman Sachs & Co.	84,933
	Merrill Lynch, Pierce, Fenner, & Smith	83,593
	Citigroup Global Markets, Inc.	81,944
	Wachovia Securities	71,497
	UBS Warburg LLC	42,204
	State Street Bank & Trust Co.	12,238
	Barclays Capital, Inc.	9,650
	Lehman Brothers, Inc.	7,712
	Deutsche Bank Securities, Inc.	3,526
	Greenwich Capital Markets, Inc.	2,107
	Credit Suisse USA, Inc.	444

Small Cap StocksPLUS® TR Fund
	JPMorgan Chase & Co.	28,912
	Banc of America Securities LLC	21,226
	Citigroup Global Markets, Inc.	17,337
	Morgan Stanley Group, Inc.	9,701
	Wachovia Securities	6,632
	State Street Bank & Trust Co.	5,510
	Goldman Sachs & Co.	5,448
	Merrill Lynch, Pierce, Fenner, & Smith	4,221
	Greenwich Capital Markets, Inc.	3,401
	Deutsche Bank Securities, Inc.	1,630
	Barclays Capital, Inc.	484
	Credit Suisse USA, Inc.	96
	Lehman Brothers, Inc.	88
	UBS Warburg LLC	27

StocksPLUS® Fund
	JPMorgan Chase & Co.	23,370
	Citigroup Global Markets, Inc.	12,559
	Wachovia Securities	12,328
	Banc of America Securities LLC	5,287
	Morgan Stanley Group, Inc.	5,003
	Lehman Brothers, Inc.	1,997
	Deutsche Bank Securities, Inc.	1,216
	Merrill Lynch, Pierce, Fenner, & Smith	586
	Credit Suisse USA, Inc.	459
	Goldman Sachs & Co.	222

StocksPLUS® Long Duration Fund
	Citigroup Global Markets, Inc.	4,726
	JPMorgan Chase & Co.	3,773
	Banc of America Securities LLC	3,439
	Goldman Sachs & Co.	3,217
	Morgan Stanley Group, Inc.	2,884
	Wachovia Securities	2,728
	Credit Suisse USA, Inc.	1,634
	Merrill Lynch, Pierce, Fenner, & Smith	531
	Greenwich Capital Markets, Inc.	507
	State Street Bank & Trust Co.	492
	Barclays Capital, Inc.	132
	UBS Warburg LLC	86

StocksPLUS® TR Short Strategy Fund
	Banc of America Securities LLC	8,932
	JPMorgan Chase & Co.	8,443
	State Street Bank & Trust Co.	5,139
	Morgan Stanley Group, Inc.	4,214
	Citigroup Global Markets, Inc.	3,775
	UBS Warburg LLC	1,397
	Wachovia Securities	1,352
	Merrill Lynch, Pierce, Fenner, & Smith	1,334
	Lehman Brothers, Inc.	1,158
	Goldman Sachs & Co.	431
	Deutsche Bank Securities, Inc.	429
	Banc of America Securities LLC	297
	Greenwich Capital Markets, Inc.	72
	Credit Suisse USA, Inc.	34

StocksPLUS® Total Return Fund
	JPMorgan Chase & Co.	7,295
	Barclays Capital, Inc.	6,554
	Citigroup Global Markets, Inc.	5,306
	Goldman Sachs & Co.	4,503
	Merrill Lynch, Pierce, Fenner, & Smith	3,064
	Banc of America Securities LLC	2,407
	Wachovia Securities	1,257
	State Street Bank & Trust Co.	1,229
	Morgan Stanley Group, Inc.	752
	Lehman Brothers, Inc.	746
	Deutsche Bank Securities, Inc.	572
	UBS Warburg LLC	513
	Greenwich Capital Markets, Inc.	147
	Credit Suisse USA, Inc.	8

Total Return Fund
	JPMorgan Chase & Co.	4,565,799
	Citigroup Global Markets, Inc.	3,125,785
	Banc of America Securities LLC	2,504,581
	Merrill Lynch, Pierce, Fenner, & Smith	2,228,874
	Goldman Sachs & Co.	2,200,071
	Morgan Stanley Group, Inc.	1,669,927
	Wachovia Securities	1,656,782
	Deutsche Bank Securities, Inc.	644,838
	Barclays Capital, Inc.	585,678
	Credit Suisse USA, Inc.	368,952
	UBS Warburg LLC	301,952
	Lehman Brothers, Inc.	205,631
	Greenwich Capital Markets, Inc.	60,139
	State Street Bank & Trust Co.	30,840

Total Return Fund II
	JPMorgan Chase & Co.	108,163
	Banc of America Securities LLC	76,066
	Citigroup Global Markets, Inc.	60,963
	Goldman Sachs & Co.	40,262
	Morgan Stanley Group, Inc.	34,479
	Wachovia Securities	19,698
	Merrill Lynch, Pierce, Fenner, & Smith	18,415
	Credit Suisse USA, Inc.	13,888

	UBS Warburg LLC	7,909
	Banc of America Securities LLC	6,367
	Lehman Brothers, Inc.	3,228
	State Street Bank & Trust Co.	2,311
	Greenwich Capital Markets, Inc.	1,741
	Deutsche Bank Securities, Inc.	1,676

Total Return Fund III
	JPMorgan Chase & Co.	83,785
	Citigroup Global Markets, Inc.	60,034
	Banc of America Securities LLC	50,902
	Morgan Stanley Group, Inc.	48,087
	Goldman Sachs & Co.	36,856
	Barclays Capital, Inc.	23,356
	Merrill Lynch, Pierce, Fenner, & Smith	20,961
	Wachovia Securities	19,665
	Banc of America Securities LLC	13,923
	Deutsche Bank Securities, Inc.	9,339
	Lehman Brothers, Inc.	3,714
	UBS Warburg LLC	2,993
	Greenwich Capital Markets, Inc.	2,544
	State Street Bank & Trust Co.	2,252
	Credit Suisse USA, Inc.	1,627

Unconstrained Bond Fund
	Citigroup Global Markets, Inc.	16,642
	Banc of America Securities LLC	14,970
	Morgan Stanley Group, Inc.	13,388
	Merrill Lynch, Pierce, Fenner, & Smith	11,799
	JPMorgan Chase & Co.	10,512
	Goldman Sachs & Co.	9,976
	JPMorgan Chase & Co.	8,300
	Wachovia Securities	5,213
	UBS Warburg LLC	2,475
	Credit Suisse USA, Inc.	1,345
	Banc of America Securities LLC	1,274
	Deutsche Bank Securities, Inc.	1,217
	State Street Bank & Trust Co.	571
	Barclays Capital, Inc.	294
	Lehman Brothers, Inc.	16

Unconstrained Tax Managed Bond Fund
	State Street Bank & Trust Co.	1,989
	Banc of America Securities LLC	124

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. See “Taxation” below. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each Fund that was operational as of the Trust’s most recent fiscal year end are provided in the applicable Prospectuses under the “Financial Highlights”.

The All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying PIMCO Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds also may bear expenses directly or indirectly through sales of securities held by the Funds and the Underlying PIMCO Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for one year or less, such gains will be short-term taxable gains taxed at ordinary income tax rates when distributed to shareholders who are individuals.

Each of the Developing Local Markets Fund, Extended Duration Fund, Floating Income Fund, Fundamental Advantage Total Return Strategy Fund, Fundamental IndexPLUSTM Fund, Fundamental IndexPLUSTM TR Fund, Investment Grade Corporate Bond Fund, Low Duration Fund II, Moderate Duration Fund, New York Municipal Bond Fund, Short-Term Fund, StocksPLUS® Fund and StocksPLUS® TR Short Strategy Fund experienced a higher portfolio turnover rate compared to its prior fiscal year. The Funds bought and sold for forward settlement more frequently during the 12 month period ended March 31, 2009 than the 12 month period ended March 31, 2008.

Disclosure of Portfolio Holdings

Policies and Procedures Generally. The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Funds (the “Disclosure Policy”). The Disclosure Policy is designed to protect the confidentiality of the Funds’ non-public portfolio holdings information, to prevent the selective disclosure of such information, and to ensure compliance by PIMCO and the Funds with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty.

Monitoring and Oversight. The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.

Any exceptions to the Disclosure Policy may be made only if approved by the Trust’s CCO upon determining that the exception is in the best interests of the Fund and its shareholders. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.

Quarterly Disclosure. The Funds will publicly disclose the complete schedule of each Fund’s holdings, as reported on a quarter-end basis, by making the information publicly available in a manner consistent with requirements established by the SEC. You may view a Fund’s complete schedule of portfolio holdings for the most recently completed quarter online at http://www.pimco.com, or obtain a copy of the schedule by calling PIMCO at 1-866-746-2606. This information will be available no earlier than the day on which it is transmitted to shareholders in the Funds’ annual and semi-annual reports, or filed with the SEC on Form N-Q, which will occur on or about the sixtieth day after a quarter’s end.

The Funds file their complete schedules of securities holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Defaulted/Distressed Securities. PIMCO may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Funds that are in default or experiencing a negative credit event. Any such disclosure will be broadly disseminated via PIMCO’s website at http://www.pimco.com, the Distributor’s website at http://www.allianzinvestors.com, or by similar means.

Confidential Dissemination of Portfolio Holdings Information. No disclosure of non-public portfolio holdings information may be made to any unaffiliated third party except as set forth in this section. This prohibition does not apply to information sharing with the Funds’ service providers, such as the Funds’ investment adviser, sub-advisers (if any), distributor, custodian, transfer agent, administrator, sub-administrator (if any), accountant, counsel, securities class action claims services administrator, financial printer, proxy voting agent, lender and other select third party service providers (collectively, the “Service Providers”), who generally need access to such information in the performance of their contractual duties and responsibilities. Such Service Providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

A Fund or PIMCO may, to the extent permitted under applicable law, distribute non-public information regarding a Fund, including portfolio holdings information, more frequently to certain third parties, such as mutual fund analysts and rating and ranking organizations (e.g., Moody’s, Standard & Poor’s, Fitch, Morningstar and Lipper Analytical Services, etc.), pricing information vendors, analytical service providers (e.g., Abel/Noser Corp., FT Interactive Data, etc.) and potential Service Providers that have a legitimate business purpose in receiving such information. PIMCO currently has an ongoing arrangement to distribute non-public portfolio holdings information for the Government Money Market Fund to Moody’s solely for the purpose of Moody’s rating the Fund. The distribution of non-public information must be authorized by an officer of the Trust or PIMCO after determining the requested disclosure is in the best interests of the Fund and its shareholders and after consulting with and receiving approval from PIMCO’s legal department. Any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Funds’ non-public information provided is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; (2) the recipient of the non-public information agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Funds or PIMCO, the recipient of the non-public information shall promptly return or destroy the information, except as otherwise required by applicable law or such recipient’s record retention policies and procedures. Neither the Funds nor PIMCO may receive compensation or consideration in connection with the distribution of non-public portfolio holdings information.

Non-Specific Information. Under the Disclosure Policy, the Funds or PIMCO may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.

Large Trade Notifications

A Fund or its agent may from time to time receive notice that a current or prospective shareholder will place, or that a financial intermediary has received, an order for a large trade in a Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be placed or processed until the following business day, as applicable. This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. On the other hand, the current or prospective shareholder or financial intermediary, as applicable, may not ultimately place or process the order. In this case, a Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Funds may also suffer investment losses on those portfolio transactions. Conversely, the Funds would benefit from any earnings and investment gains resulting from such portfolio transactions.

NET ASSET VALUE

Net asset value is determined as indicated under “How Fund Shares are Priced” in the Prospectuses. For all Funds other than the Government Money Market and Treasury Money Market Funds, net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. For the Government Money Market and Treasury Money Market Funds, net asset value will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. The Government Money Market and Treasury Money Market Funds reserve the right to close, and not determine net asset value, if the primary trading markets of the Government Money Market and Treasury Money Market Funds’ portfolio instruments are closed and PIMCO believes that there is not an adequate market to meet purchase, redemption or exchange requests for the Government Money Market and Treasury Money Market Funds. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early, the Government Money Market and Treasury Money Market Funds may close trading early and determine net asset value as of an earlier time.

For all Funds other than the Government Money Market, Money Market and Treasury Money Market Funds, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system, established market makers or independent pricing services. For NASDAQ traded securities, market value also may be determined on the basis of the NASDAQ Official Closing Price instead of the last reported sales price. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Government Money Market, Money Market and Treasury Money Market Funds’ securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During such periods the yield to investors in a Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

The SEC’s regulations require the Government Money Market, Money Market and Treasury Money Market Funds to adhere to certain conditions. The Board of Trustees, as part of its responsibility within the overall duty of care owed to the shareholders, is required to establish procedures reasonably designed, taking into account current market conditions and each Fund’s investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees’ procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Board of Trustees will consider what steps should be taken, if any, in the event of a difference of more than  1/2 of 1% between the two. The Board of Trustees will take such steps as it considers appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. Each Fund also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by PIMCO under procedures established by the Board of Trustees to be of high quality with minimal credit risks.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees (if any) and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s “net asset value” per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, when Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes.

TAXATION

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of certain controlled issuers in the same or similar trades or businesses, or the securities of one or more “qualified publicly traded partnerships”; and (c) distribute each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.

If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, a Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As described in the applicable Prospectuses, the CommodityRealReturn Strategy and Global Multi-Asset Funds may gain exposure to the commodities markets through investments in commodity index-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-01 which held that income derived from commodity index-linked swaps would not be qualifying income. As such, each Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income, respectively.

A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-01 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Internal Revenue Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary (as discussed below).

As discussed in “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiary,” each Fund intends to invest a portion of its assets in its Subsidiary, each of which will be classified as a corporation for U.S. federal income tax purposes. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary will also be qualifying income.

Foreign corporations, such as the Subsidiaries, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiaries will conduct their activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiaries may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of either Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of such Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiaries, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiaries will derive income subject to such withholding tax.

Each Subsidiary will be treated as a controlled foreign corporation (“CFC”). The CommodityRealReturn Strategy Fund will be treated as a “U.S. shareholder” of the CRRS Subsidiary and the Global Multi-Asset Fund will be treated as a “U.S. shareholder” of the GMA Subsidiary. As a result, each Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by such Subsidiary. It is expected that all of the Subsidiaries’ income will be “subpart F income.” Each Fund’s recognition of its Subsidiary’s “subpart F income” will increase such Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to its respective Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce such Fund’s tax basis in its Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund.

Based on Revenue Ruling 2006-31, IRS guidance and advice of counsel, each Fund will seek to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in its Subsidiary. The use of commodity index-linked notes involves specific risks. Applicable Prospectuses, under the heading “Characteristics and Risks of Securities and Investment Techniques—Derivatives” provide further information regarding commodity index-linked notes, including the risks associated with these instruments.

As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Distributions

Each Municipal Fund and the Unconstrained Tax Managed Bond Fund must have at least 50% of its total assets invested in Municipal Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Municipal Bonds and so designated by the Fund will be “exempt-interest dividends,” which are generally exempt from federal income tax when received by an investor. A portion of the distributions paid by a Municipal Fund and the Unconstrained Tax Managed Bond Fund may be subject to tax as ordinary income (including certain amounts attributable to bonds acquired at a market discount). In addition, any distributions of net short-term capital gains would be taxed as ordinary income and any distribution of capital gain dividends would be taxed as long-term capital gains. Certain exempt-interest dividends, as described in the applicable Prospectuses, may increase alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain “private activity bonds” will not be tax exempt for purposes of the regular income tax to shareholders who are “substantial users” of the facilities financed by such obligations or “related persons” of “substantial users.” The tax-exempt portion of dividends paid for a calendar year constituting “exempt-interest dividends” will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund or the Unconstrained Tax Managed Bond Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund’s total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. Future changes in federal and/or state laws could possibly have a negative impact on the tax treatment and/or value of municipal securities.

Shareholders of the Municipal Funds and the Unconstrained Tax Managed Bond Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient’s benefits in cases where the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits, exceeds a base amount. In addition, up to 85% of a recipient’s benefits may be subject to tax if the sum of the recipient’s adjusted gross income (with certain adjustments, including tax-exempt interest) and 50% of the recipient’s benefits exceeds a higher base amount. Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares. Since certain of the Municipal Funds’ and the Unconstrained Tax Managed Bond Fund’s expenses attributable to earning tax-exempt income do not reduce such Fund’s current earnings and profits, it is possible that distributions, if any, in excess of such Fund’s net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund’s remaining earnings and profits (i.e., the amount of such expenses).

Except for exempt-interest dividends paid by the Municipal Funds and the Unconstrained Tax Managed Bond Fund, all dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder’s federal income tax return. Dividends paid out of a Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Although a portion of the dividends paid by certain Funds may qualify for the deduction for dividends received by corporations and/or the reduced tax rate for individuals on certain dividends, it is not expected that any such portion would be significant. Further, the reduced rate for individuals on certain dividends is scheduled to expire after 2010. Dividends paid by certain other Funds generally are not expected to qualify for the deduction for dividends received by corporations and/or the reduced tax rate for individuals on certain dividends. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund’s shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. The maximum tax on long-term capital gains is currently scheduled to increase from 15% to 20% in 2010.

The All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds will not be able to offset gains realized by one Underlying Fund in which the Funds invest against losses realized by another Underlying Fund in which the Funds invest. Redemptions of shares in an Underlying Fund could also result in a gain and/or income to the All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds. The Funds’ use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

Sales of Shares

Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. If a Fund redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

Depending on the All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds’ percentage ownership in an Underlying Fund both before and after a redemption, each Fund’s redemption of shares of such Underlying Fund may cause the Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund’s tax basis in the shares of the Underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of the All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.

Potential Pass-Through of Tax Credits

If a Fund invests in Build America Bonds, created by the American Recovery and Reinvestment Act of 2009, or any other qualified tax credit bonds, the investment will result in taxable income to such Fund. The applicable Fund may elect to pass through to shareholders the applicable interest income and available tax credits, in which case shareholders will be required to report both the interest income and tax credits as taxable income. Shareholders may be able to claim the tax credits on their federal tax returns against their income tax, including alternative minimum tax, liability. However, such tax credits are generally not refundable. There is no assurance that a Fund will elect to pass through any such income and credits.

Backup Withholding

A Fund may be required to withhold up to 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“ 60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or  60/40 gain or loss.

Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Funds for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in a Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the Internal Revenue Service that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions made by the Fund.

Short Sales

Certain Funds, particularly the Fundamental Advantage Total Return Strategy and StocksPLUS® TR Short Strategy Funds, may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed below.

Passive Foreign Investment Companies

Certain Funds may invest in the stock of foreign corporations which may be classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Internal Revenue Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income with respect to such shares in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Trust. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

Although the All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds may be entitled to a deduction for such taxes paid by an Underlying Fund in which each Fund invests, the All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds will not be able to pass any such credit or deduction through to their own shareholders.

Original Issue Discount and Market Discount

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Constructive Sales

Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.

Non-U.S. Shareholders

Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if a beneficial holder who is a foreign person has a permanent establishment in the United States, and the shares held by such beneficial holder are effectively connected with such permanent establishment and, in addition, the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains will not be subject to withholding of U.S. federal income tax.

Under legislation enacted in 2004, which was recently extended, a Fund is generally able to designate certain distributions to foreign persons as being derived from certain net interest income or net short-term capital gains and such designated distributions are generally not subject to U.S. tax withholding. Although the Funds expect to make allowable designations for dividends declared, the provision is currently scheduled to expire for the Funds’ tax year beginning after March 31, 2010. It should also be noted that the provision does not eliminate all withholding on distributions by Funds to foreign investors. Distributions that are derived from any dividends on corporate stock or from ordinary income other than U.S. source interest would still be subject to withholding. Foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs would still be subject to withholding when distributed to foreign investors. There can be no assurance as to the amount of distributions that would not be subject to withholding when paid to foreign persons.

Income Tax on Sale of a Fund’s shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.

Estate and Gift Taxes: Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. federal estate tax. For foreign individuals dying before January 1, 2010, a portion of the applicable Fund shares will not be subject to estate tax to the extent that the applicable Fund holds certain qualifying obligations. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 55% on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund’s dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated March 31, 2000. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

Information on Global Bond Fund (U.S. Dollar-Hedged)

The table below sets forth the average annual total return of certain classes of shares of the Global Bond Fund (U.S. Dollar-Hedged) (which was a series of PIMCO Advisors Funds (“PAF”) prior to its reorganization as a Fund of the Trust on January 17, 1997) for the periods ended March 31, 2008. Accordingly, “Inception Date of Fund” refers to the inception date of the PAF predecessor series. Since Class A shares were offered since the inception of Global Bond Fund (U.S. Dollar-Hedged), total return presentations for periods prior to the Inception Date of the Institutional Class are based on the historical performance of Class A shares, adjusted to reflect that the Institutional Class does not have a sales charge, and the different operating expenses associated with the Institutional Class, such as 12b-1 distribution and servicing fees and administrative fee charges.

Total Return for Periods Ended March 31, 2009*

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
Global Bond (U.S. Dollar-Hedged)	Institutional Return Before Taxes	-4.21	3.03	4.91	6.39	10/02/95	02/25/98
	Institutional Return After Taxes on Distributions++	-6.91	1.13	2.71	3.67
	Institutional Return After Taxes on Distributions and Sale of Fund Shares++	-2.78	1.54	2.89	3.81
	Class A Return Before Taxes	-8.16	1.84	4.09	5.68		10/02/95
	Class A Return After Taxes on Distributions++	-10.63	0.10	2.06	3.12
	Class A Return After Taxes on Distributions and Sale of Fund Shares++	-5.35	0.62	2.28	3.29
	Class B Return Before Taxes	-8.39	1.78	3.94	5.56		10/02/95
	Class C Return Before Taxes	-6.19	1.86	3.71	5.18		10/02/95

++	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class and Class A shares only. After-tax returns for Class B and Class C shares will vary.
*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.
**	Institutional Class total return presentations for periods prior to the Inception Date of that class reflect the prior performance of Class A shares of the former PAF series, adjusted to reflect the fact that there are no sales charges on Institutional Class shares of the Fund. The adjusted performance also reflects any different operating expenses associated with Institutional Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class but are paid by Class A (at a maximum rate of 0.25% per annum), and (ii) administrative fee charges, which are lower for Institutional class shares (at a differential of 0.15% per annum).

Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the Global Bond Fund (U.S. Dollar-Hedged) were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of the Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the Global Bond Fund (U.S. Dollar-Hedged) is expected to have lower total Fund operating expenses than its predecessor had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, the higher expenses of PAF would have adversely affected total return performance for the Fund after January 17, 1997.

The method of adjustment used in the table above for periods prior to the Inception Date of Institutional Class shares of the Global Bond Fund (U.S. Dollar - Hedged) resulted in performance for the period shown that is higher than if the historical Class A performance were not adjusted to reflect the lower operating expenses of the newer class. The following table shows the lower performance figures that would be obtained if the performance for the Institutional Class was calculated by tacking to the Institutional Class’ actual performance the actual performance of Class A shares (with their higher operating expenses) for periods prior to the initial offering date of the newer class (i.e. the total return presentations below are based, for periods prior to the inception date of the Institutional Class, on the historical performance of Class A shares adjusted to reflect the current sales charges associated with Class A shares, but not reflecting lower operating expenses associated with the Institutional Class, such as lower administrative fee charges and/or distribution and servicing fee charges).

Total Return for Periods Ended March 31, 2009

(with no adjustment for operating expenses of the Institutional

Class for periods prior to its Inception Date)

Fund	Class	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)
Global Bond (U.S. Dollar-Hedged)	Institutional	-4.21	3.03	4.91	6.32

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board of Trustees if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

The Trust’s shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, the All Asset, All Asset All Authority, Global Multi-Asset and RealRetirement® Funds will vote shares of each Underlying PIMCO Fund which they own in proportion to the votes of all other shareholders in the Underlying PIMCO Fund. In addition, to the extent the Funds own shares of a money market fund or short-term bond fund pursuant to the November 19, 2001 SEC exemptive order discussed above, the Funds will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund.

Control Persons and Principal Holders of Securities

As of May 27, 2009, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds.

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
ALL ASSET ALL AUTHORITY FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	27,331,987.516	*	32.70%
ALL ASSET ALL AUTHORITY FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	15,382,753.484		18.41%
ALL ASSET ALL AUTHORITY FUND	Institutional	**	LPL FBO LPL CUSTOMERS, ATTN: MUTUAL FUND OPERATIONS, 1 BEACON ST FL 22, BOSTON MA 02108-3107	6,423,602.648		7.69%
ALL ASSET ALL AUTHORITY FUND	Institutional	**	TRUST COMPANY OF ILLINOIS, ATTN DOUG G EYLES, 1901 BUTTERFIELD RD STE 1000, DOWNERS GROVE IL 60515-4007	6,135,045.306		7.34%
ALL ASSET ALL AUTHORITY FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	10,170,382.818		18.74%
ALL ASSET ALL AUTHORITY FUND	A	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	4,559,768.993		8.40%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
ALL ASSET ALL AUTHORITY FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	2,888,507.384		5.32%
ALL ASSET ALL AUTHORITY FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	8,204,091.334	*	25.85%
ALL ASSET ALL AUTHORITY FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	4,684,287.069		14.76%
ALL ASSET ALL AUTHORITY FUND	C	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	1,883,225.770		5.93%
ALL ASSET ALL AUTHORITY FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	1,605,921.353		5.06%
ALL ASSET ALL AUTHORITY FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	3,022,386.637	*	36.58%
ALL ASSET ALL AUTHORITY FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	9,716,028.066	*	67.51%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
ALL ASSET ALL AUTHORITY FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	4,538,685.839	*	31.53%
ALL ASSET FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	119,251,385.694		13.21%
ALL ASSET FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	79,991,200.207		8.86%
ALL ASSET FUND	Institutional	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE, BENEFIT OF ITS CUSTOMERS, ATTN: SERVICE TEAM, 4800 DEER LAKE DRIVE EAST 3RD FL, JACKSONVILLE FL 32246-6484	47,859,481.487		5.30%
ALL ASSET FUND	Administrative	**	JOHN HANCOCK LIFE INS CO (USA), ATTN LIZ SEELEY, RPS SEG FUNDS/ACCOUNTING ET-7, 601 CONGRESS STREET, BOSTON MA 02210-2805	5,277,820.466	*	48.56%
ALL ASSET FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	3,317,841.443	*	30.52%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
ALL ASSET FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	7,047,822.906	8.01%
ALL ASSET FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	6,460,919.839	7.35%
ALL ASSET FUND	A	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	4,825,750.820	5.49%
ALL ASSET FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL3, JACKSONVILLE FL 32246-6484	1,017,652.851	7.39%
ALL ASSET FUND	B	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIALCENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	690,618.728	5.02%
ALL ASSET FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/ #97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	14,955,546.092	17.76%
ALL ASSET FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	10,167,530.050	12.07%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
ALL ASSET FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	5,166,860.663		6.14%
ALL ASSET FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	8,941,335.395	*	42.73%
ALL ASSET FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3,JACKSONVILLE FL 32246-6484	7,552,977.682	*	53.82%
ALL ASSET FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	5,726,666.840	*	40.81%
ALL ASSET FUND	R	**	UMB BANK N/A, FIDUCIARY FOR TAX DEFERRED A/C’S, 1 SECURITY BENEFIT PLACE, TOPEKA KS 66636-1000	103,377.825	*	35.06%
ALL ASSET FUND	R	**	SECURITY BENEFIT LIFE INS CO, SBL VA ACCOUNT XIV-2, 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636-1000	52,087.509		17.67%
ALL ASSET FUND	R	**	CAPITAL BANK & TRUST COMPANY TTEE F, CHAMPLAIN ORTHODONTIC ASSOC LTD 401, 8515 E ORCHARD RD 2T2,GREENWOOD VLG CO 80111-5002	31,138.146		10.56%
ALL ASSET FUND	R	**	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303-2052	18,074.161		6.13%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
ALL ASSET FUND	R	**	DAVID P FONTAINE FBO, FONTAINE BROS INC 401K PLAN & TRU, C/O FASCORE LLC, 8515 E ORCHARD RD 2T2, GREENWOOD VLG CO 80111-5002	14,778.087		5.01%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	2,716,984.382	*	46.50%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	1,133,032.709		19.39%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	Institutional		WILLIAM C POWERS, C/O PIMCO 840 NEWPORT CENTER DRIVE STE 100, NEWPORT BEACH, CA. 92660	492,432.944		8.43%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	616,989.599		15.96%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	526,759.198		13.62%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A	**	NFS LLC FEBO, RACHAEL BALYEAT TTEE, OF THE RACHAEL BALYEAT REV TRU, U/A 11/9/83, 2510 GREEN ST, SAN FRANCISCO CA 94123-4629	306,507.661		7.93%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	252,156.761		6.52%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A	**	NFS LLC FEBO, PAMC LTD, COLLATERAL RESTRICTED, ATTN: ALLAN SHUBIN,531 WEST COLLEGE ST, LOS ANGELES CA 90012-2315	221,407.480		5.73%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	A	**	FIRST CLEARING, LLC, A/C XXXXX, WASIM KHWAJA &, SAMIA KHWAJA JT WROS, 2051 PORT CHELSEA PL, NEWPORT BEACH CA 92660-5351	218,914.191		5.66%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	174,127.595	*	49.93%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	D	**	NFS LLC FEBO, MICHAEL N AGOSTINO, 1800 CLEVELAND RD, GLENDALE CA 91202-1014	33,916.348		9.73%
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	D	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	17,659.787		5.06%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	132,418.887	*	99.17%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	6,097,333.067	*	59.57%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	1,316,147.240		12.86%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	Institutional		MONTEL ASSOCIATES, 9320 WILSHIRE BLVD STE 300, BEVERLY HILLS CA 90212-3218	959,485.395		9.37%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	Institutional		ROSESTONE PARTNERS LP, 2500 SAND HILL RD STE 200, MENLO PARK CA 94025-7063	769,034.071		7.51%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	1,460,688.585	*	28.35%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	785,163.050		15.24%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	A	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY STREET, SAN FRANCISCO CA 94104-4151	540,811.304		10.50%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY STREET, SAN FRANCISCO CA 94104-4151	476,113.023	*	72.93%
CALIFORNIA SHORT DURATION MUNICIPAL INCOME FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	426,254.769	*	100.00%
COMMODITYREALRETURN® STRATEGY FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	276,851,005.718	*	26.79%
COMMODITYREALRETURN® STRATEGY FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	190,613,842.281		18.44%
COMMODITYREALRETURN® STRATEGY FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	134,826,149.490		13.05%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
COMMODITYREALRETURN® STRATEGY FUND	Institutional	**	FIRST UNION NATIONAL BANK, ACCT XXXXX, OMNIBUS CASH/CASH NC-1151, 1525 WEST WT HARRIS BLVD, CHARLOTTE NC 28262-8522	68,169,493.795		6.60%
COMMODITYREALRETURN® STRATEGY FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	93,080,375.085	*	88.12%
COMMODITYREALRETURN® STRATEGY FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	24,071,844.337		13.78%
COMMODITYREALRETURN® STRATEGY FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	11,032,164.711		6.31%
COMMODITYREALRETURN® STRATEGY FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,761,996.014		12.44%
COMMODITYREALRETURN® STRATEGY FUND	B	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	1,473,707.198		10.40%
COMMODITYREALRETURN® STRATEGY FUND	B	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	1,048,418.008		7.40%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
COMMODITYREALRETURN® STRATEGY FUND	B	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	714,220.879		5.04%
COMMODITYREALRETURN® STRATEGY FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	18,245,134.614		22.52%
COMMODITYREALRETURN® STRATEGY FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	11,937,963.185		14.74%
COMMODITYREALRETURN® STRATEGY FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	8,068,825.418		9.96%
COMMODITYREALRETURN® STRATEGY FUND	C	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	4,994,301.785		6.17%
COMMODITYREALRETURN® STRATEGY FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	38,801,996.266	*	45.95%
COMMODITYREALRETURN® STRATEGY FUND	D	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	5,246,261.193		6.21%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
COMMODITYREALRETURN® STRATEGY FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	15,370,000.507	*	55.52%
COMMODITYREALRETURN® STRATEGY FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	6,743,852.008		24.36%
CONVERTIBLE FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	49,052,837.014	*	86.41%
CONVERTIBLE FUND	Institutional	**	ALL ASSET ALL AUTHORITY FUND, PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	3,555,227.399		6.26%
CONVERTIBLE FUND	Administrative	**	GENWORTH FINANCIAL TRUST COMPANY, FBO GFWM & MUTUAL CLIENTS & FOR THE, BENEFIT OF OTHER CUST CLIENTS, 3200 N CENTRAL AVE STE 700, PHOENIX AZ 85012-2468	328,719.528	*	99.63%
DEVELOPING LOCAL MARKETS FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	27,616,622.841	*	25.46%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
DEVELOPING LOCAL MARKETS FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	21,369,838.570		19.70%
DEVELOPING LOCAL MARKETS FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	18,247,057.089		16.82%
DEVELOPING LOCAL MARKETS FUND	Institutional	**	AMERITRADE INC FOR THE EXCLUSIVE , BENEFIT OF OUR CLIENT, P O BOX 2226, OMAHA NE 68103-2226	6,598,037.124		6.08%
DEVELOPING LOCAL MARKETS FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	341,707.829	*	81.21%
DEVELOPING LOCAL MARKETS FUND	Administrative	**	JP MORGAN CHASE TTEE FBO, DO NOT SCAN DICKINSON WRIGHT PLLC, EMPLOYEE SAVINGS PL 401K PLAN, 9300 WARD PKWY, KANSAS CITY MO 64114-3317	71,545.942		17.00%
DEVELOPING LOCAL MARKETS FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	2,363,919.616		14.18%
DEVELOPING LOCAL MARKETS FUND	A	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	927,080.421		5.56%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
DEVELOPING LOCAL MARKETS FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	912,054.764		5.47%
DEVELOPING LOCAL MARKETS FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,576,351.112		18.88%
DEVELOPING LOCAL MARKETS FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	1,000,593.902		11.98%
DEVELOPING LOCAL MARKETS FUND	C	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	612,079.275		7.33%
DEVELOPING LOCAL MARKETS FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	9,167,291.302	*	48.30%
DEVELOPING LOCAL MARKETS FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	2,892,337.594	*	83.11%
DEVELOPING LOCAL MARKETS FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	588,001.073		16.89%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
DIVERSIFIED INCOME FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	44,197,546.411		20.75%
DIVERSIFIED INCOME FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	30,437,320.227		14.29%
DIVERSIFIED INCOME FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	22,422,968.349		10.53%
DIVERSIFIED INCOME FUND	Institutional	**	MAC & CO A/C XXXXX, PO BOX 3198, 525 WILLIAM PENN PL, PITTSBURGH PA 15230-3198	14,125,989.873		6.63%
DIVERSIFIED INCOME FUND	Institutional	**	JP MORGAN CHASE NOMINEES, AUSTRALIA ACF - FUNDS SA, LV 35, 259 GEORGE ST, SYDNEY NSW AUSTRALIA 2000	11,158,984.531		5.24%
DIVERSIFIED INCOME FUND	Administrative	**	NEW YORK LIFE TRUST COMPANY, 169 LACKAWANNA AVE, PARSIPPANY NJ 07054-1007	411,974.118	*	81.04%
DIVERSIFIED INCOME FUND	Administrative	**	JP MORGAN CHASE BANK CUST, FBO DICKINSON WRIGHT PLLC EMPLOYEE, SAVINGS PLAN (LIFESTYLE FUND), ATTN JP MORGAN RPS MGMT RPTG TEAM, 9300 WARD PKWY, KANSAS CITY MO 64114-3317	69,335.110		13.64%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
DIVERSIFIED INCOME FUND	Administrative	**	VANGUARD FIDUCIARY TRUST CO, VANGUARD BLVD VM-613, OUTSIDE FUNDS, MALVERN PA 19355-2331	27,024.819	5.32%
DIVERSIFIED INCOME FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	747,280.681	9.03%
DIVERSIFIED INCOME FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	269,450.783	9.87%
DIVERSIFIED INCOME FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,258,727.533	16.54%
DIVERSIFIED INCOME FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, WEST 34TH ST, NEW YORK NY 10001-2402	734,662.852	9.66%
DIVERSIFIED INCOME FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, CITY NJ 07310-2055	532,580.092	7.00%
DIVERSIFIED INCOME FUND	C	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, MUTUAL FUNDS, 101 MONTGOMERY STREET, SAN FRANCISCO CA 94104-4151	465,501.627	6.12%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
DIVERSIFIED INCOME FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	1,553,995.852	*	66.92%
DIVERSIFIED INCOME FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	471,526.616	*	55.76%
DIVERSIFIED INCOME FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	374,106.277	*	44.24%
EM FUNDAMENTAL INDEXPLUS TR FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	13,208,179.002	*	74.24%
EM FUNDAMENTAL INDEXPLUS TR FUND	Institutional	**	ALL ASSET ALL AUTHORITY FUND, PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	2,165,112.972		12.17%
EM FUNDAMENTAL INDEXPLUS TR FUND	Institutional	**	ALL ASSET PVIT PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	2,165,112.972		12.17%
EMERGING LOCAL BOND FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	44,784,876.994	*	50.86%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EMERGING LOCAL BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	8,727,261.446		9.91%
EMERGING LOCAL BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	8,521,424.634		9.68%
EMERGING LOCAL BOND FUND	Institutional	**	ALL ASSET PVIT PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	7,024,320.007		7.98%
EMERGING LOCAL BOND FUND	Institutional	**	MCWOOD & CO, PO BOX 29522, RALEIGH NC 27626-0522	6,023,765.796		6.84%
EMERGING LOCAL BOND FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	121,809.704	*	81.53%
EMERGING LOCAL BOND FUND	Administrative	**	MORGAN STANLEY & CO FBO, QUENTIN & SARAH GALLIVAN TTEES, GALLIVAN REVOC FAM TR, DTD 12/13/2002, 2624 GREEN ST, SAN FRANCISCO CA 94123-4607	27,569.471		18.45%
EMERGING LOCAL BOND FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	289,113.588		14.29%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EMERGING LOCAL BOND FUND	A	**	CHARLES SCHWAB & CO, SPECIAL CUSTODY ACCOUNT OF THE, EXCLUSIVE BENEFIT OF CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	143,087.262		7.07%
EMERGING LOCAL BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	102,000.105		13.45%
EMERGING LOCAL BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCT FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY STREET, SAN FRANCISCO CA 94104-4151	657,322.570	*	48.44%
EMERGING LOCAL BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	161,674.263	*	71.75%
EMERGING LOCAL BOND FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	63,656.038	*	28.25%
EMERGING MARKETS AND INFRASTRUCTURE BOND FUND	Institutional	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	300,000.000	*	99.18%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EMERGING MARKETS BOND FUND	Institutional	**	FIRST UNION NATIONAL BANK, ACCT XXXXX, OMNIBUS CASH/CASH NC-1151, 1525 WEST WT HARRIS BLVD, CHARLOTTE NC 28262-8522	38,420,704.916		21.21%
EMERGING MARKETS BOND FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	29,592,521.679		16.33%
EMERGING MARKETS BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	17,934,195.850		9.90%
EMERGING MARKETS BOND FUND	Institutional	**	PRUDENTIAL INVESTMENT MANAGEMENT, SERVICES FBO MUTUAL FUND CLIENTS, 100 MULBERRY ST, 3 GATEWAY CENTER FL 11, MAIL STOP NJ 05-11-20, NEWARK NJ 07102-4000	15,336,253.225		8.47%
EMERGING MARKETS BOND FUND	Institutional	**	FIRST UNION NATIONAL BANK PORTFOLIO, STRATEGIES CASH ACCOUNT, A/C# XXXXX, 1525 WEST WT HARRIS BL CMG 3C4 1151, CHARLOTTE NC 28288-0001	12,296,777.726		6.79%
EMERGING MARKETS BOND FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	934,857.765	*	78.16%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EMERGING MARKETS BOND FUND	Administrative	**	AMERITRADE INC FOR THE EXCLUSIVE, BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103-2226	177,570.452	14.85%
EMERGING MARKETS BOND FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	4,231,329.338	16.76%
EMERGING MARKETS BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	3,657,367.491	14.49%
EMERGING MARKETS BOND FUND	A	**	HARTFORD LIFE INSURANCE CO, 401K SEPARATE ACCOUNT, PO BOX 2999, HARTFORD CT 06104-2999	2,368,271.822	9.38%
EMERGING MARKETS BOND FUND	B	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	484,768.040	11.08%
EMERGING MARKETS BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,346,172.966	14.71%
EMERGING MARKETS BOND FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	810,142.490	8.85%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EMERGING MARKETS BOND FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	805,190.960		8.80%
EMERGING MARKETS BOND FUND	C	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	726,484.234		7.94%
EMERGING MARKETS BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	8,054,375.666	*	48.87%
EMERGING MARKETS BOND FUND	D	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	1,272,524.790		7.72%
EMERGING MARKETS BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,098,136.292	*	49.22%
EMERGING MARKETS BOND FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	923,468.869	*	41.39%
EXTENDED DURATION FUND	Institutional	**	PATTERSON & CO FBO OMNIBUS, REINVEST/REINVEST XXXXX, 1525 W WT HARRIS BLVD NC-1076, CHARLOTTE NC 28288-0001	5,579,787.535	*	32.62%
EXTENDED DURATION FUND	Institutional		REED ELSEVIER US RETIREMENT PLAN, ATTN LYNN FORMICA, 2 NEWTON PL STE 350, NEWTON MA 02458-1643	5,212,093.508	*	30.47%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
EXTENDED DURATION FUND	Institutional	**	DINGLE & CO, C/O COMERICA BANK, ATTN MC3446/MUTUAL FUNDS, PO BOX 75000, DETROIT MI 48275-0001	2,086,768.252		12.20%
EXTENDED DURATION FUND	Institutional	**	SEI PRIVATE TRUST COMPANY, C/O M&T BANK ID 337, ONE FREEDOM VALLEY DR, OAKS PA 19456-9989	1,484,767.532		8.68%
EXTENDED DURATION FUND	Institutional	**	MAC & CO A/C XXXXX, FBO HOMESTAKE, MUTUAL FD OPS, PO BOX 3198, 525 WILLIAM PENN PLACE, PITTSBURGH PA 15230-3198	950,914.131		5.56%
EXTENDED DURATION FUND	P	**	SAXON & CO, FBO: XXXXX, P.O BOX 7780-1888, PHILADELPHIA PA 19182-0001	79,666.590	*	98.82%
FLOATING INCOME FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	48,395,729.768	*	63.03%
FLOATING INCOME FUND	Institutional	**	ALL ASSET ALL AUTHORITY FUND, PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	7,295,110.469		9.50%
FLOATING INCOME FUND	Institutional	**	ALL ASSET PVIT PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	7,031,720.479		9.16%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FLOATING INCOME FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	4,321,845.447		5.63%
FLOATING INCOME FUND	Administrative	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,113.809	*	100.00%
FLOATING INCOME FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	662,455.151		8.34%
FLOATING INCOME FUND	C	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	509,483.725		10.50%
FLOATING INCOME FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	282,001.337		5.81%
FLOATING INCOME FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	1,370,383.440	*	48.39%
FLOATING INCOME FUND	D	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	170,344.154		6.02%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FLOATING INCOME FUND	D	**	ATTN MUTUAL FUNDS ADMINISTRATOR, C/O CITIZENS RI ID 329, SEI PRIVATE TR CO, FBO INTERFACE SEALING RETIREMENT, ONE FREEDOM VALLEY DRIVE, OAKS PA 19456-9989	147,161.454		5.20%
FLOATING INCOME FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	373,327.189	*	99.70%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	70,320,391.577	*	35.29%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	36,634,354.743		18.39%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	Institutional	**	PATTERSON & CO FBO OMNIBUS, XXXXX NC-1151, 1525 WEST WT HARRIS BLVD, NC1151, CHARLOTTE NC 28288-0001	28,663,340.978		14.39%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	2,306,276.175	*	68.78%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	Administrative	**	WELLS FARGO BANK NA FBO, MONEYGRAM PENS PLAN MAP, XXXXX, PO BOX 1533, MINNEAPOLIS MN 55480-1533	471,796.313	14.07%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	3,430,354.121	17.41%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	A	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	2,503,209.397	12.71%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	A	**	PRUDENTIAL INVESTMENT MGTS SERVICE, (FBO) MUTUAL FUND CLIENTS, ATTN PRUCHOICE UNIT, 100 MULBERRY STREET, MAIL STOP NJ 05-11-20, NEWARK NJ 07102-4056	2,254,785.645	11.45%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	B	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	140,053.067	11.24%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	663,898.948	14.81%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	499,377.310	11.14%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	421,731.614		9.41%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	6,500,891.783	*	55.56%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,298,110.085	*	52.86%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	1,066,226.222	*	43.42%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	R	**	UMB BANK NA, FIDUCIARY FOR VARIOUS TAX DEFERRED, ACCOUNTS, ATTN FINANCE DEPARTMENT, 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636-1000	227,012.611	*	33.37%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	R	**	UMB BANK N/A, FIDUCIARY FOR TAX DEFERRED A/C’S, 1 SECURITY BENEFIT PLACE, TOPEKA KS 66636-1000	171,109.619	*	25.15%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	R	**	SECURITY BENEFIT LIFE INS CO, SBL VARIABLE ANNUITY ACCOUNT XIV, ATTN FINANCE DEPARTMENT, 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636-1000	87,674.485		12.89%
FOREIGN BOND FUND (U.S. DOLLAR-HEDGED)	R	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	40,086.105		5.89%
FOREIGN BOND FUND (UNHEDGED)	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	41,816,246.197	*	32.98%
FOREIGN BOND FUND (UNHEDGED)	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	37,671,736.846	*	29.71%
FOREIGN BOND FUND (UNHEDGED)	Institutional		PRODUCER-WRITERS GUILD OF AMERICA, PENSION PLAN, 1015 N HOLLYWOOD WAY, BURBANK CA 91505-2526	10,244,676.937		8.08%
FOREIGN BOND FUND (UNHEDGED)	Institutional	**	M & T BANK FBO NATIONAL ROOFING, INDUSTRY PENSION PLAN, ONE M & T PLAZA, 8TH FLOOR, BUFFALO NY 14203	7,811,338.192		6.16%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FOREIGN BOND FUND (UNHEDGED)	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	2,426,302.759	*	51.96%
FOREIGN BOND FUND (UNHEDGED)	Administrative	**	STC & CO PARTNERSHIP, C/O SPRINGFIELD TRUST COMPANY, 1906 E BATTLEFIELD ST, SPRINGFIELD MO 65804-3878	1,972,100.390	*	42.23%
FOREIGN BOND FUND (UNHEDGED)	A	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	3,543,628.764		17.36%
FOREIGN BOND FUND (UNHEDGED)	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	2,740,330.038		13.42%
FOREIGN BOND FUND (UNHEDGED)	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,107,268.596		5.42%
FOREIGN BOND FUND (UNHEDGED)	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,293,408.849		19.45%
FOREIGN BOND FUND (UNHEDGED)	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	1,285,525.642		19.33%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FOREIGN BOND FUND (UNHEDGED)	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	622,083.574		9.35%
FOREIGN BOND FUND (UNHEDGED)	C	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	395,446.040		5.95%
FOREIGN BOND FUND (UNHEDGED)	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	5,939,972.050	*	36.82%
FOREIGN BOND FUND (UNHEDGED)	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	997,683.149	*	50.41%
FOREIGN BOND FUND (UNHEDGED)	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	781,993.035	*	39.51%
FOREIGN BOND PORTFOLIO (UNHEDGED)	Advisor	**	NATIONWIDE LIFE INSURANCE COMPANY, C/O IPO PORTFOLIO ACCOUNTING, PO BOX 182029, COLUMBUS OH 43218-2029	268,138.392	*	87.34%
FOREIGN BOND PORTFOLIO (UNHEDGED)	Advisor	**	NATIONWIDE INSURANCE COMPANY, XXXXX, C/O IPO PORTFOLIO ACCOUNTING, PO BOX 182029, COLUMBUS OH 43218-2029	38,026.114		12.39%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	88,752,333.842	*	71.84%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	Institutional	**	ALL ASSET ALL AUTHORITY FUND, PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	21,541,059.487		17.44%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	11,489,823.758		9.30%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	C	**	AMERIPRISE ADVISOR SERVICES, A/C XXXXX, DIME BUILDING, 719 GRISWOLD ST STE 1700, DETROIT MI 48226-3330	15,716.171		14.98%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	C		DONALD E RONK, 914 BROAD STREET, CLIFTON NJ 07013-2538	10,706.638		10.21%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	C	**	SSB&T TRUST CO CUST R/O IRA FBO, LYNDA F NARBUT, 31028 BEECHWOOD ST, GARDEN CITY MI 48135-1908	8,709.690		8.30%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	C	**	NFS LLC FEBO, NFS/FMTC R/O IRA, FBO JENNIFER TURNER, 1150 GLEN ECHO LN, MILFORD OH 45150-2274	6,959.315		6.63%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	D	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	16,048.069	*	80.87%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	D		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	2,252.408		11.35%
FUNDAMENTAL ADVANTAGE TOTAL RETURN STRATEGY FUND	D	**	VANGUARD BROKERAGE SERVICES, A/C XXXXX, PO BOX 1170, VALLEY FORGE PA 19482-1170	1,543.210		7.78%
FUNDAMENTAL INDEXPLUS FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	4,407,644.480	*	35.28%
FUNDAMENTAL INDEXPLUS FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	1,789,250.416		14.32%
FUNDAMENTAL INDEXPLUS FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	1,438,786.677		11.52%
FUNDAMENTAL INDEXPLUS FUND	Institutional		BUTLER UNIVERSITY, MR BRUCE E. ARICK, 4600 SUNSET AVE, INDIANAPOLIS IN 46208-3487	1,115,859.169		8.93%
FUNDAMENTAL INDEXPLUS FUND	Institutional	**	SEI PRIVATE TRUST COMPANY, C/O FIRST TENNESSEE ID 683, ATTN MUTUAL FD ADMINISTRATOR, ONE FREEDOM VALLEY DRIVE, OAKS PA 19456-9989	997,170.657		7.98%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FUNDAMENTAL INDEXPLUS FUND	Administrative	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,228.909	*	100.00%
FUNDAMENTAL INDEXPLUS FUND	D		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	997.544	*	54.52%
FUNDAMENTAL INDEXPLUS FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	831.981	*	45.48%
FUNDAMENTAL INDEXPLUS TR FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	29,194,053.089	*	68.97%
FUNDAMENTAL INDEXPLUS TR FUND	Institutional		THE UCLA FOUNDATION, ATTN: NEAL AXELROD, 10920 WILSHIRE BLVD STE 900, LOS ANGELES CA 90024-6506	6,208,922.430		14.67%
FUNDAMENTAL INDEXPLUS TR FUND	Institutional	**	ALL ASSET PVIT PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	2,643,462.609		6.25%
FUNDAMENTAL INDEXPLUS TR FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	2,465,557.108		5.83%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FUNDAMENTAL INDEXPLUS TR FUND	Administrative	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,291.657	*	100.00%
FUNDAMENTAL INDEXPLUS TR FUND	A	**	RAYMOND JAMES & ASSOC INC, FBO DECATUR MEMORIAL HOSPITAL, CAPITAL ACCOUNT, 2300 N EDWARD ST, DECATUR IL 62526-4163	123,517.976		16.47%
FUNDAMENTAL INDEXPLUS TR FUND	A	**	SEI TRUST CO, C/O 370 REINVEST, ATTN MUTUAL FUNDS, ONE FREEDOM VALLEY DR, OAKS PA 19456-9989	48,297.502		6.44%
FUNDAMENTAL INDEXPLUS TR FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	95,137.632		16.34%
FUNDAMENTAL INDEXPLUS TR FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS,101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	141,478.454	*	43.44%
FUNDAMENTAL INDEXPLUS TR FUND	D	**	NFS LLC FEBO, FMTC TTEE, TPMG SAVINGS PLANS, FBO JOSEPH F TERDIMAN MD, 30 OAK MOUNTAIN CT, SAN RAFAEL CA 94903-1038	48,416.757		14.87%
FUNDAMENTAL INDEXPLUS TR FUND	D	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	36,154.383		11.10%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
FUNDAMENTAL INDEXPLUS TR FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	466,518.489	*	99.78%
GLOBAL ADVANTAGE STRATEGY BOND FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	14,546,785.724	*	81.87%
GLOBAL ADVANTAGE STRATEGY BOND FUND	Institutional	**	ALL ASSET ALL AUTHORITY FUND, PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	1,315,318.503		7.40%
GLOBAL ADVANTAGE STRATEGY BOND FUND	Institutional	**	ALL ASSET PVIT PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	912,039.315		5.13%
GLOBAL ADVANTAGE STRATEGY BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	238,662.739	*	53.52%
GLOBAL ADVANTAGE STRATEGY BOND FUND	P	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,010.316	*	100.00%
GLOBAL ADVANTAGE STRATEGY BOND FUND	R	**	UMB BANK NA C/F, WILLIAM F O’ ROURKE, IRA, REGENCY COVE, #1 PELICAN DRIVE, TAMPA FL 33611	1,361.417	*	57.45%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GLOBAL ADVANTAGE STRATEGY BOND FUND	R		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,008.167	*	42.55%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	5,697,833.459	*	39.27%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	1,036,193.732		7.14%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Institutional	**	MAC & CO A/C XXXXX, MUTUAL FUND OPS-TC, PO BOX 3198, 525 WILLIAM PENN PLACE, PITTSBURGH PA 15230-3198	980,108.404		6.75%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Institutional	**	NORTHERN TRUST COMPANY FBO, WEIL GOTSHAL & MANGES PARTNERS, PENSION, 50 S LASALLE, CHICAGO IL 60675-0001	924,984.558		6.37%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Administrative	**	AMERITRADE INC FOR THE EXCLUSIVE, BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103-2226	2,825.935	*	67.56%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	Administrative	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,356.955	*	32.44%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	223,512.259	11.98%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	138,325.352	7.41%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	A	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	100,582.365	5.39%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	B	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	31,530.477	6.80%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	B	**	MORGAN STANLEY &CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	31,388.881	6.77%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	28,098.778	6.06%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	B	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	27,591.808	5.95%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	243,129.509		16.37%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	146,038.506		9.83%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL,333 WEST 34TH ST, NEW YORK NY 10001-2402	123,789.991		8.33%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	105,362.271	*	61.99%
GLOBAL BOND FUND (U.S. DOLLAR HEDGED)	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	57,285.514	*	33.70%
GLOBAL BOND FUND (UNHEDGED)	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	19,178,272.069	*	28.15%
GLOBAL BOND FUND (UNHEDGED)	Institutional		BLUE CROSS & BLUE SHIELD OF, MASSACHUSETTS HMO BLUE INC, ATTN KEITH F RENALDI, LANDMARK CENTER 401 PARK DR, BOSTON MA 02215	7,773,233.999		11.41%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GLOBAL BOND FUND (UNHEDGED)	Institutional		BLUE CROSS BLUE SHIELD OF, MASSACHUSETTS INC INDEMNITY, LANDMARK CENTER TREASURY 01/07,401 PARK DR, BOSTON MA 02215-3325	6,136,494.546		9.01%
GLOBAL BOND FUND (UNHEDGED)	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	5,760,570.619		8.45%
GLOBAL BOND FUND (UNHEDGED)	Institutional		TUFTS ASSOCIATED HEALTH MAINTENANCE, ORGANIZATION INC, 705 MOUNT AUBURN ST, WATERTOWN MA 02472-1508	5,652,148.840		8.29%
GLOBAL BOND FUND (UNHEDGED)	Administrative	**	JOHN HANCOCK LIFE INS CO (USA), ATTN LIZ SEELEY, RPS SEG FUNDS/ACCOUNTING ET-7,601 CONGRESS STREET, BOSTON MA 02210-2805	12,321,851.255	*	68.73%
GLOBAL BOND FUND (UNHEDGED)	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	4,396,720.349		24.53%
GLOBAL BOND FUND (UNHEDGED)	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	70,796.817	*	73.46%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GLOBAL MULTI-ASSET FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN : MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	19,447,134.273	*	58.69%
GLOBAL MULTI-ASSET FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	4,054,590.277		12.24%
GLOBAL MULTI-ASSET FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	2,468,831.949		17.97%
GLOBAL MULTI-ASSET FUND	A	**	MORGAN STANLEY &CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	1,153,052.075		8.39%
GLOBAL MULTI-ASSET FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	934,520.232		6.80%
GLOBAL MULTI-ASSET FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,338,553.363		20.68%
GLOBAL MULTI-ASSET FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	480,763.081		7.43%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GLOBAL MULTI-ASSET FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	1,895,337.715	*	56.55%
GLOBAL MULTI-ASSET FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,525,213.698	*	88.56%
GLOBAL MULTI-ASSET FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	196,944.118		11.44%
GLOBAL MULTI-ASSET FUND	R	**	NFS LLC FEBO, MARTIN DOBBINS, MARINA DOBBINS, 53 BRECK AVE, BRIGHTON MA 02135-3055	15,270.514	*	74.91%
GLOBAL MULTI-ASSET FUND	R		VICKI COOPER, PRIVATE A/C MANAGEMENT, 201 ALBEN BARKLEY DR, PADUCAH KY 42001-4465	2,522.704		12.37%
GLOBAL MULTI-ASSET FUND	R		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,031.979		5.06%
GLOBAL MULTI-ASSET PORTFOLIO	Administrative	**	ALLIANZ DRESDNER ASSET MANAGEMENT, OF AMERICA L.P., ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	300,000.000	*	100.00%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GNMA FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	17,121,001.677	*	43.28%
GNMA FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	9,630,392.710		24.34%
GNMA FUND	Institutional	**	AMERITRADE INC FOR THE EXCLUSIVE, BENEFIT OF OUR CLIENT, PO BOX 2226, OMAHA NE 68103-2226	5,445,000.912		13.76%
GNMA FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	4,962,661.153		16.05%
GNMA FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	2,079,180.006		6.73%
GNMA FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	274,053.959		7.59%
GNMA FUND	B	**	MORGAN STANLEY &CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	187,076.610		5.18%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GNMA FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	2,999,325.632		19.27%
GNMA FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	1,058,846.260		6.80%
GNMA FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	11,066,783.359	*	70.47%
GNMA FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,751,243.498	*	86.42%
GNMA FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	275,100.205		13.58%
GOVERNMENT MONEY MARKET FUND	A	**	PERSHING LLC,PO BOX 2052, JERSEY CITY NJ 07303-2052	15,008.370	*	60.00%
GOVERNMENT MONEY MARKET FUND	A		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	10,005.990	*	40.00%
GOVERNMENT MONEY MARKET FUND	C		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	10,006.020	*	62.47%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
GOVERNMENT MONEY MARKET FUND	C	**	RAYMOND JAMES & ASSOC INC CSDN, FBO CHRISTOPHER E CAFFERA IRA, 303 AUTUMNGATE DR, CARY NC 27518-2234	4,336.860	*	27.08%
GOVERNMENT MONEY MARKET FUND	C	**	RAYMOND JAMES & ASSOC INC CSDN, FBO ELIZABETH E CAFFERA IRA, 303 AUTUMNGATE DR, CARY NC 27518-2234	1,674.410		10.45%
GOVERNMENT MONEY MARKET FUND	M	**	MAC & CO A/C XXXXX, ATTN MUTUAL FUND OPS, PO BOX 3198 525 WILLIAM PENN, PITTSBURGH PA 15230-3198	26,000,000.000	*	41.38%
GOVERNMENT MONEY MARKET FUND	M	**	WELLS FARGO BANK NA FBO, MARIN COMMUNITY FOUNDATION, PO BOX 1533, MINNEAPOLIS MN 55480-1533	16,972,170.150	*	27.01%
GOVERNMENT MONEY MARKET FUND	M		BELKORP HOLDINGS INC, 5400 CARILLON PT, KIRKLAND WA 98033-7357	7,009,529.920		11.15%
GOVERNMENT MONEY MARKET FUND	M	**	NORTHERN TRUST CO CUST FBO CHURCH, OF NAZARENE A/C XXXXX, PO BOX 92956, CHICAGO IL 60601	4,378,104.150		6.97%
GOVERNMENT MONEY MARKET FUND	M		BELKORP INVESTMENTS DELAWARE INC, 5400 CARILLON PT, KIRKLAND WA 98033-7357	4,005,371.760		6.37%
GOVERNMENT MONEY MARKET FUND	P	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	10,006.420	*	100.00%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
HIGH YIELD FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	115,147,005.835		21.59%
HIGH YIELD FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN; MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	81,151,058.208		15.21%
HIGH YIELD FUND	Institutional	**	FIRST UNION NATIONAL BANK, ACCT XXXXX, OMNIBUS CASH/CASH NC-1151,1525 WEST WT HARRIS BLVD, CHARLOTTE NC 28262-8522	45,962,776.426		8.62%
HIGH YIELD FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	35,521,283.296		6.66%
HIGH YIELD FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER,200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	47,208,397.678	*	62.59%
HIGH YIELD FUND	Administrative	**	VANTAGE TRUST- NAV, ATTN: OUTSIDE MUTUAL FUNDS GROUP, 777 N CAPITOL ST NE STE 600, WASHINGTON DC 20002-4290	4,817,339.163		6.39%
HIGH YIELD FUND	A	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER,PLAZA II 3RD FL, JERSEY CITY NJ 07311	6,029,284.985		6.13%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
HIGH YIELD FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	6,019,620.608	6.12%
HIGH YIELD FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	5,531,438.153	5.62%
HIGH YIELD FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,979,077.677	9.57%
HIGH YIELD FUND	B	**	MORGAN STANLEY &CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	1,517,242.380	7.34%
HIGH YIELD FUND	B	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	1,190,715.144	5.76%
HIGH YIELD FUND	B	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	1,134,362.359	5.49%
HIGH YIELD FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	8,444,740.452	16.19%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
HIGH YIELD FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	5,616,717.230		10.77%
HIGH YIELD FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	3,408,517.951		6.53%
HIGH YIELD FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS,ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	38,184,059.233	*	51.33%
HIGH YIELD FUND	D	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	6,028,564.570		8.10%
HIGH YIELD FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	3,297,772.080	*	28.17%
HIGH YIELD FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	2,732,017.551		23.34%
HIGH YIELD FUND	P	**	WILMINGTON TR CO TTEE, U/A W/WILMINGTON TR CO PENSION, TR A/C XXXXX, C/O MUTUAL FUNDS, PO BOX 8882, WILMINGTON DE 19899-8882	1,026,392.962		8.77%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
HIGH YIELD FUND	R	**	AMERICAN UNITED INSURANCE CO TTEE, GROUP RETIREMENT ANNUITY, PO BOX 368, INDIANAPOLIS IN 46206-0368	1,070,224.043	*	40.09%
HIGH YIELD FUND	R	**	ING, ENHANCED K-CHOICE, TRUSTEE: RELIANCE TRUST COMPANY, 400 ATRIUM DRIVE, SOMERSET NJ 08873-4162	253,644.284		9.50%
HIGH YIELD FUND	R	**	AMERICAN UNITED INSURANCE CO TTEE, UNIT INVESTMENT TRUST, PO BOX 368, INDIANAPOLIS IN 46206-0368	141,892.218		5.31%
HIGH YIELD MUNICIPAL BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	6,815,402.886	*	69.93%
HIGH YIELD MUNICIPAL BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	1,405,180.533		14.42%
HIGH YIELD MUNICIPAL BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	667,807.474		6.82%
HIGH YIELD MUNICIPAL BOND FUND	A	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	610,681.607		6.24%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
HIGH YIELD MUNICIPAL BOND FUND	A	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	538,473.405		5.50%
HIGH YIELD MUNICIPAL BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,053,550.961		24.00%
HIGH YIELD MUNICIPAL BOND FUND	C	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	598,936.616		13.64%
HIGH YIELD MUNICIPAL BOND FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	292,373.788		6.66%
HIGH YIELD MUNICIPAL BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	996,108.569	*	40.56%
HIGH YIELD MUNICIPAL BOND FUND	D	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	324,220.810		13.20%
HIGH YIELD MUNICIPAL BOND FUND	D	**	VANGUARD BROKERAGE SERVICES, A/C XXXXX, PO BOX 1170, VALLEY FORGE PA 19482-1170	163,232.644		6.65%
HIGH YIELD MUNICIPAL BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	304,369.551	*	99.61%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
INCOME FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	24,497,893.380	*	73.05%
INCOME FUND	Institutional	**	ALL ASSET ALL AUTHORITY FUND, PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	4,997,607.228		14.90%
INCOME FUND	Institutional	**	ALL ASSET PVIT PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	3,229,888.224		9.63%
INCOME FUND	Administrative	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,149.362	*	100.00%
INCOME FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	185,924.821		10.32%
INCOME FUND	A	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	126,821.993		7.04%
INCOME FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	332,213.727	*	31.87%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
INCOME FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	56,908.969		5.46%
INCOME FUND	C	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	53,201.366		5.10%
INCOME FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	238,672.051	*	35.07%
INCOME FUND	D	**	NFS LLC FEBO, UTA JOINT INSURANCE TRUST, N MALECKER/C VAN LEEUWEN, U/A 02/01/92, PO BOX 30810, SALT LAKE CTY UT 84130-0810	49,734.521		7.31%
INCOME FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	125,893.456	*	99.14%
INCOME FUND	R	**	MG TRUST COMPANY CUST FBO, NICK BARBIERI TRUCKING 401K PLAN, 700 17TH STREET, SUITE 300, DENVER CO 80202-3531	1,941.140	*	63.06%
INCOME FUND	R		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,137.341	*	36.94%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	18,451,374.029	*	84.11%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	Institutional	**	ALL ASSET PVIT PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	2,097,680.514		9.56%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	84,795.099		9.70%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	B	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	35,196.007		8.77%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	61,241.285		15.44%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	C	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	29,357.705		7.40%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	22,043.190		5.56%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	796,363.663	*	46.15%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	D	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	258,001.915		14.95%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (U.S. DOLLAR HEDGED)	D	**	SCOTTRADE INC FBO, ARTHUR N RUPE FOUNDATION, XXXXX, P O BOX 31759, ST LOUIS MO 63131-0759	130,000.000		7.53%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	5,614,916.049	*	69.77%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	Institutional		THE UCLA FOUNDATION, ATTN: NEAL AXELROD, 10920 WILSHIRE BLVD STE 900, LOS ANGELES CA 90024-6506	1,586,768.391		19.72%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	Institutional	**	ALL ASSET PVIT PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	468,096.154		5.82%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	Administrative	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,161.745	*	100.00%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	A	**	OPPENHEIMER & CO INC., FBO HAROLD DYRVIK, SUITE 2301 EMBASSY HOUSE, 18 DONGZHIMMENWAI XIAOJING, BEIJING 100004	47,948.682	*	29.27%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	A	**	OPPENHEIMER & CO INC. FBO, LAURO PEUCKERT &, DIRLENE HEINZE PEUCKERT JTWROS, RUA DAS ANCHOVAS # 41, FLORIANPOLOS 88053, BRAZIL	9,533.096	5.82%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	C	**	ROBERT W BAIRD & CO. INC., A/C XXXXX, 777 EAST WISCONSIN AVENUE, MILWAUKEE WI 53202-5300	2,842.866	14.73%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	C	**	NFS LLC FEBO, NFS/FMTC IRA, FBO JACQUELINE A THOMPSON, 86 GROVE ST, MOUNT KISCO NY 10549-2908	2,746.912	14.24%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	C	**	FIRST CLEARING, LLC, A/C XXXXX, SUSAN B. LONG, 4885 LAKEHURST LANE, BELLEVUE WA 98006-2650	1,832.691	9.50%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	C	**	SSB&T CUST IRA, FBO DORIS E SAGE, 2045 340TH ST, MADISON KS 66860-8552	1,533.556	7.95%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	C	**	NFS LLC FEBO, NFS/FMTC IRA, FBO KATHY Z POOLE PRICE, QUUEN OF THE VALLEY FARM, 6702 VERA CRUZ ROAD SOUTH, ZIONSVILLE PA 18092-2048	1,309.290	6.79%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	C		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,152.246	5.97%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	C	**	SSB&T CUST IRA, FBO JAMES HOLDEN, 26 CLOVE DR, ROCHESTER NY 14625-2609	1,081.104	5.60%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	99,024.572	*	81.41%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	D	**	NFS LLC FEBO, FMT CO CUST R/O IRA, FBO WORTHY J DUCKETT, 39 ERSKINE AVE, BUFFALO NY 14215-3319	7,103.200		5.84%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	3,169.679	*	75.69%
INTERNATIONAL STOCKSPLUS TR STRATEGY FUND (UNHEDGED)	P	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,018.218		24.31%
INVESTMENT GRADE CORPORATE BOND FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	184,490,020.983	*	38.56%
INVESTMENT GRADE CORPORATE BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	59,478,361.648		12.43%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
INVESTMENT GRADE CORPORATE BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	40,335,270.587		8.43%
INVESTMENT GRADE CORPORATE BOND FUND	Institutional	**	ALL ASSET ALL AUTHORITY FUND, PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	30,122,128.721		6.30%
INVESTMENT GRADE CORPORATE BOND FUND	Administrative	**	DGTC AS CUST AND/OR TTEE FBO, VARIOUS QUALIFIED RETIREMENT PLAN, 711 HIGH ST, ATTN RIS NPIO TRADE DESK, DES MOINES IA 50392-0001	493,055.682	*	51.57%
INVESTMENT GRADE CORPORATE BOND FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	182,111.555		19.05%
INVESTMENT GRADE CORPORATE BOND FUND	Administrative	**	DGTC AS CUST FBO, VARIOUS QUALIFIED, RETIREMENT PLAN, ATTN RIS NPIO TRADE DESK, 711 HIGH ST, DES MOINES IA 50392-0001	103,149.259		10.79%
INVESTMENT GRADE CORPORATE BOND FUND	Administrative	**	AMERITRADE INC FOR THE EXCLUSIVE, BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103-2226	80,689.616		8.44%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
INVESTMENT GRADE CORPORATE BOND FUND	Administrative	**	FIFTH THIRD BANK FBO CINTAS PIMCO, INV GRD CORP BD FD XXXXX, 5001 KINGSLEY DRIVE, CINCINNATI OH 45263-0001	62,932.918		6.58%
INVESTMENT GRADE CORPORATE BOND FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	6,348,262.441		14.85%
INVESTMENT GRADE CORPORATE BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	4,977,660.554		11.65%
INVESTMENT GRADE CORPORATE BOND FUND	A	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	2,344,493.728		5.49%
INVESTMENT GRADE CORPORATE BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	5,297,871.657	*	26.05%
INVESTMENT GRADE CORPORATE BOND FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	2,387,557.651		11.74%
INVESTMENT GRADE CORPORATE BOND FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	2,077,893.823		10.22%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
INVESTMENT GRADE CORPORATE BOND FUND	C	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	1,086,713.264		5.34%
INVESTMENT GRADE CORPORATE BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	13,391,189.320	*	59.86%
INVESTMENT GRADE CORPORATE BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	12,279,041.201	*	85.79%
INVESTMENT GRADE CORPORATE BOND FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	1,974,629.991		13.80%
LONG DURATION TOTAL RETURN FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	40,809,184.216		16.10%
LONG DURATION TOTAL RETURN FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	32,814,416.924		12.95%
LONG DURATION TOTAL RETURN FUND	Institutional		LORILLARD TOBACCO COMPANY, EMPLOYEES RETIREMENT TRUSTS, C/O LORILLARD TOBACCO COMPANY, 714 GREEN VALLEY RD, GREENSBORO NC 27408-7018	32,225,942.163		12.72%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
LONG DURATION TOTAL RETURN FUND	Institutional	**	PATTERSON & CO FBO OMNIBUS, REIN/REIN, 1525 WEST WT HARRIS BLVD, CHARLOTTE NC 28288-0001	13,995,469.764		5.52%
LONG DURATION TOTAL RETURN FUND	Institutional	**	ERNST & YOUNG DEFINED BENEFIT, RETIREMENT PLAN TRUST, ATTN TOTAL REWARDS-BENEFITS, 200 PLAZA DR STE 2, SECAUCUS NJ 07094-3607	12,695,735.521		5.01%
LONG DURATION TOTAL RETURN FUND	P	**	SAXON & CO, FBO: XXXXX, P.O BOX 7780-1888, PHILADELPHIA PA 19182-0001	90,299.811	*	98.89%
LONG-TERM CREDIT FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	35,104,959.017	*	56.28%
LONG-TERM CREDIT FUND	Institutional	**	ALL ASSET ALL AUTHORITY FUND, PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	5,706,774.924		9.15%
LONG-TERM CREDIT FUND	Institutional	**	STATE STREET BANK & TRUST CO AS, TTEE FOR BELK PENSION PLAN TRUST, 801 PENNSYLVANIA AVE 5TH FLOOR, TOWER 1, KANSAS CITY MO 64105	4,183,803.649		6.71%
LONG-TERM CREDIT FUND	Institutional	**	ALL ASSET PVIT PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	4,129,409.356		6.62%
LONG-TERM CREDIT FUND	Institutional		ASSOCIATED PRESS RETIREMENT MASTER, TRUST, 450 WEST 33RD ST, NEW YORK NY 10001-2603	4,122,596.174		6.61%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
LONG-TERM CREDIT FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	4,008,976.435		6.43%
LONG-TERM U.S. GOVERNMENT FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	20,445,052.585	*	31.65%
LONG-TERM U.S. GOVERNMENT FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	13,296,438.252		20.58%
LONG-TERM U.S. GOVERNMENT FUND	Institutional	**	NEW YORK LIFE TRUST CO CLIENT ACCT, 169 LACKAWANNA AVE, PARSIPPANY NJ 07054-1007	7,513,705.697		11.63%
LONG-TERM U.S. GOVERNMENT FUND	Institutional	**	MAC & CO A/C XXXXX, ATTN MUTUAL FUND OPS PO BOX 3198, 525 WILLIAM PENN PLACE, PITTSBURGH PA 15219-1707	4,764,407.437		7.38%
LONG-TERM U.S. GOVERNMENT FUND	Institutional	**	ALL ASSET ALL AUTHORITY FUND, PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	4,033,127.982		6.24%
LONG-TERM U.S. GOVERNMENT FUND	Institutional		FIELD NOMINEES A/C XXXXX, 65 FRONT ST, HAMILTON, HM AX, BERMUDA	3,263,797.152		5.05%
LONG-TERM U.S. GOVERNMENT FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	6,314,848.237	*	69.60%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
LONG-TERM U.S. GOVERNMENT FUND	Administrative	**	STATE STREET BANK & TRUST CO TTEE, FBO SOUTHERN CALIFORNIA EDISON, STOCK SAVINGS PLUS PLAN, ATTN DEFINED CONTRIBUTION SVC- SPG, 2 AVENUE DE LAFAYETTE, BOSTON MA 02111-1724	2,273,759.377	*	25.06%
LONG-TERM U.S. GOVERNMENT FUND	A	**	MASSACHUSETTES MUTUAL, LIFE INSURANCE CO, 1295 STATE STREET MIP N255, SPRINGFIELD MA 01111-0001	2,918,325.115		18.45%
LONG-TERM U.S. GOVERNMENT FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	2,582,333.117		16.33%
LONG-TERM U.S. GOVERNMENT FUND	A	**	MLPF&S FOR THE SOLE BENEFIT,OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	925,618.266		5.85%
LONG-TERM U.S. GOVERNMENT FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	302,516.582		14.43%
LONG-TERM U.S. GOVERNMENT FUND	B	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	146,875.326		7.01%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
LONG-TERM U.S. GOVERNMENT FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,667,274.379	*	36.01%
LONG-TERM U.S. GOVERNMENT FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	359,714.198		7.77%
LONG-TERM U.S. GOVERNMENT FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	524,168.913	*	79.98%
LONG-TERM U.S. GOVERNMENT FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	129,291.081		19.73%
LOW DURATION FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	142,620,217.729		18.25%
LOW DURATION FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	120,131,368.196		15.37%
LOW DURATION FUND	Institutional		MLTC OF AMERICA DUPONT, SAVINGS ATTN, ATTN ERIC HUNT, 1400 MERRILL LYNCH DRIVE 04 3S F, PENNINGTON NJ 08534-4125	63,496,230.016		8.12%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
LOW DURATION FUND	Administrative	**	GENWORTH FINANCIAL TRUST COMPANY, FBO GFWM & MUTUAL CLIENTS & FOR THE, BENEFIT OF OTHER CUST CLIENTS, 3200 N CENTRAL AVE STE 700, PHOENIX AZ 85012-2468	27,963,028.932	*	43.66%
LOW DURATION FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	24,219,892.799	*	37.82%
LOW DURATION FUND	A	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	41,737,124.272	*	25.08%
LOW DURATION FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	17,450,802.507		10.49%
LOW DURATION FUND	A	**	PRUDENTIAL INVESTMENT MGTS SERVICE, (FBO) MUTUAL FUND CLIENTS, ATTN PRUCHOICE UNIT, 100 MULBERRY STREET, MAIL STOP NJ 05-11-20, NEWARK NJ 07102-4056	14,682,120.769		8.82%
LOW DURATION FUND	A	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	8,789,306.185		5.28%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
LOW DURATION FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,099,371.962	10.51%
LOW DURATION FUND	B	**	MORGAN STANLEY &CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	685,236.990	6.55%
LOW DURATION FUND	B	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	566,098.706	5.41%
LOW DURATION FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	10,554,086.802	24.39%
LOW DURATION FUND	C	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	3,531,221.376	8.16%
LOW DURATION FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	2,748,366.538	6.35%
LOW DURATION FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	2,473,183.540	5.72%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
LOW DURATION FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	27,792,684.688	*	51.98%
LOW DURATION FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	18,080,079.301	*	77.86%
LOW DURATION FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	4,179,148.472		18.00%
LOW DURATION FUND	R	**	DCGT AS TTEE AND/OR CUST, FBO THE CHURCH OF GOD, ATTN NPIO TRADE DESK, 711 HIGH STREET, DES MOINES IA 50309-2732	1,249,104.227	*	49.49%
LOW DURATION FUND	R	**	ING, ENHANCED K-CHOICE, TRUSTEE: RELIANCE TRUST COMPANY, 400 ATRIUM DRIVE, SOMERSET NJ 08873-4162	194,940.883		7.72%
LOW DURATION FUND II	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	9,328,434.964		22.43%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
LOW DURATION FUND II	Institutional		REGENTS OF UNIVERSITY OF MINNESOTA, ATTN STUART MASON, 2221 UNIVERSITY AVE SE SUITE 145, MINNEAPOLIS MN 55414-3165	4,055,283.332	9.75%
LOW DURATION FUND II	Institutional		MONTEFIORE MEDICAL CENTER EQUITY #2, COLLATERAL, 3 METRO TECH CENTER 6-FL, BROOKLYN NY 11245-0001	3,965,452.086	9.53%
LOW DURATION FUND II	Institutional		CYSTIC FIBROSIS FOUNDATION, 6931 ARLINGTON RD STE 200, BETHESDA MD 20814-5200	3,443,349.609	8.28%
LOW DURATION FUND II	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	3,026,799.102	7.28%
LOW DURATION FUND II	Institutional		LANLEX NO 65 PTY LIMITED -, IN LIQUIDATION, ATTN RENI KUMAR - TREASURY ACCT, GPO BOX 9814, SYDNEY NSW 2001, AUSTRALIA	2,601,570.745	6.25%
LOW DURATION FUND II	Institutional	**	FIRST UNION NATIONAL BANK, ACCT XXXXX, OMNIBUS CASH/CASH NC-1151, 1525 WEST WT HARRIS BLVD, CHARLOTTE NC 28262-8522	2,304,461.345	5.54%
LOW DURATION FUND II	Institutional	**	UNION BANK TR NOMINEE, FBO OWC HEALTH & WELFARE LOW DUR, TR#6746013807, PO BOX 85484, SAN DIEGO CA 92186-5484	2,090,917.709	5.03%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
LOW DURATION FUND II	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	103,001.098	*	92.15%
LOW DURATION FUND III	Institutional		ST JOSEPH HOSPITAL, FOUNDATION, ATTN: MRS JULIE HOLT, 505 S MAIN ST STE 700, ORANGE CA 92868-4527	2,040,649.702		14.50%
LOW DURATION FUND III	Institutional	**	UMBSC & CO NATIONAL JEWISH 2007, STRATEGIC INITIATIVE, PO BOX 419260, KANSAS CITY MO 64141-6260	2,004,872.784		14.25%
LOW DURATION FUND III	Institutional	**	KNOTFLOAT & CO, C/O STATE STREET BANK & TRUST, 2 AVENUE DE LAFAYETTE, BOSTON MA 02111-1724	1,582,989.183		11.25%
LOW DURATION FUND III	Institutional	**	DINGLE & CO, C/O COMERICA BANK, ATTN MC3446/MUTUAL FUNDS, PO BOX 75000, DETROIT MI 48275-0001	1,390,473.363		9.88%
LOW DURATION FUND III	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	994,937.722		7.07%
LOW DURATION FUND III	Institutional	**	KEYBANK NA, FBO SSMO MINISTRIES CORP, MUTUAL FD XXXXX, PO BOX 94871, CLEVELAND OH 44101-4871	857,506.199		6.09%
LOW DURATION FUND III	Administrative	**	AMERITRADE INC FOR THE EXCLUSIVE, BENEFIT OF OUR CLIENTS, PO BOX 2226, OMAHA NE 68103-2226	2,215.081	*	57.33%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
LOW DURATION FUND III	Administrative		PACIFIC INVESTMENT, MANAGEMENT COMPANY LLC, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,648.854	*	42.67%
MODERATE DURATION FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	23,456,466.201		14.02%
MODERATE DURATION FUND	Institutional	**	THE NORTHERN TRUST COMPANY AS, TRUSTEE FOR THE BENEFIT OF, ACCENTURE PROFIT SHARING AND 401K, TRUST PLAN - DV, PO BOX 92994, CHICAGO IL 60675-0001	20,763,192.818		12.41%
MODERATE DURATION FUND	Institutional	**	FBR NATIONAL TRUST COMPANY, FBO NATIONAL AUTOMOBILE DEALERS &, ASSOCIATES RETIREMENT TRUST, 8270 GREENSBORO DR STE 400, MCLEAN VA 22102-3879	15,995,498.986		9.56%
MODERATE DURATION FUND	Institutional	**	PATTERSON & CO, FBO OMNIBUS C/C/C XXXXX, 1525 W WT HARRIS BLVD # NC-1076, CHARLOTTE NC 28262-8522	9,213,030.104		5.51%
MONEY MARKET FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	46,698,170.980		21.81%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
MONEY MARKET FUND	Institutional	**	MERCER TRUST COMPANY CUST FBO, ABBOTT LABS PUERTO RICO SRP, ATTN DC PLAN ADMIN MS N-4-E, 1 INVESTORS WAY, NORWOOD MA 02062-1599	20,648,639.870		9.64%
MONEY MARKET FUND	Institutional		LEGACY HEALTH SYSTEM CORPORATE, ASSETS, 1919 NW LOVEJOY ST, PORTLAND OR 97209-1599	20,015,950.170		9.35%
MONEY MARKET FUND	Institutional	**	STATE STREET BANK & TRUST AS CUST, FOR SOUTH DAKOTA HIGHER EDUCATION, SAVINGS TRUST 14-18 YRS, ATTN: TRUST OPERATIONS, 801 PENNSYLVANIA, KANSAS CITY MO 64105-1307	16,888,594.010		7.89%
MONEY MARKET FUND	Institutional		TRINITY UNIVERSITY, ATTN CRAIG MCCOY, 1 TRINITY PL, SAN ANTONIO TX 78212-7200	15,743,123.630		7.35%
MONEY MARKET FUND	Institutional	**	FIRST TRUST CORPORATION., FBO JOHN MARTELLO, A/C XXXXX, PO BOX 173301, DENVER CO 80217-3301	14,744,839.020		6.89%
MONEY MARKET FUND	Administrative	**	RELIANCE TR CO CUST FBO, CORNELL COMPANIES INC 401K PLAN, PO BOX 48529, ATLANTA GA 30362-1529	10,389,760.889	*	77.28%
MONEY MARKET FUND	Administrative	**	RELIANCE TRUST CO FBO, LFP INC 401K PLAN, PO BOX 48529, ATLANTA GA 30362-1529	2,218,674.659		16.50%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
MONEY MARKET FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	9,593,817.510		6.84%
MONEY MARKET FUND	B	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	3,598,171.455		6.52%
MONEY MARKET FUND	B	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	2,943,707.570		5.34%
MONEY MARKET FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	8,877,709.250		9.39%
MORTGAGE-BACKED SECURITIES FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	13,916,066.960	*	32.99%
MORTGAGE-BACKED SECURITIES FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	7,917,221.110		18.77%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
MORTGAGE-BACKED SECURITIES FUND	Institutional		SOMPO JAPAN INSURANCE COMPANY OF, AMERICA, ATTN TAMMY VAN DUNK, TWO WORLD FINANCIAL CENTER 43RD FL, 225 LIBERTY STREET, NEW YORK NY 10281-1008	3,603,733.458		8.54%
MORTGAGE-BACKED SECURITIES FUND	Institutional	**	STRAFE & CO FAO, SUMMER HILL FI LLC, A/C#XXXXX, PO BOX 160, WESTERVILLE OH 43086-0160	3,453,464.203		8.19%
MORTGAGE-BACKED SECURITIES FUND	Institutional		MCCORMICK TRIBUNE FOUNDATION, 205 NORTH MICHAGAN AVE STE 770, CHICAGO IL 60611	2,407,145.992		5.71%
MORTGAGE-BACKED SECURITIES FUND	Institutional	**	DBTCO, PO BOX 747, DUBUQUE IA 52004-0747	2,168,176.912		5.14%
MORTGAGE-BACKED SECURITIES FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	12,735,396.714	*	74.02%
MORTGAGE-BACKED SECURITIES FUND	Administrative	**	FIRST UNION NATIONAL BANK, 401 S TRYON ST FRB-3, ATT CMG FIDUCIARY OP FUND GR, MAIL CODE: CMG-2-1151, CHARLOTTE NC 28202-1934	1,628,112.796		9.46%
MORTGAGE-BACKED SECURITIES FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	722,051.792		8.28%
MORTGAGE-BACKED SECURITIES FUND	A	**	RELIANCE TR CO FBO, RETIREMENT PLANS SERVICED BY METLIF, 8515 E ORCHARD RD 2T2, GREENWOOD VLG CO 80111-5002	495,733.860		5.69%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
MORTGAGE-BACKED SECURITIES FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	85,349.765		8.26%
MORTGAGE-BACKED SECURITIES FUND	B	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	73,991.216		7.16%
MORTGAGE-BACKED SECURITIES FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,513,944.788	*	33.95%
MORTGAGE-BACKED SECURITIES FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	298,197.927		6.69%
MORTGAGE-BACKED SECURITIES FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	11,637,367.899	*	60.10%
MORTGAGE-BACKED SECURITIES FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,151,678.718	*	93.75%
MORTGAGE-BACKED SECURITIES FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	74,463.805		6.06%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
MUNICIPAL BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	12,222,322.356	*	47.49%
MUNICIPAL BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	6,115,825.463		23.76%
MUNICIPAL BOND FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	61,585.065	*	58.03%
MUNICIPAL BOND FUND	Administrative	**	IITC & CO, PO BOX 189, NIWOT CO 80544-0189	33,882.030	*	31.93%
MUNICIPAL BOND FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	1,987,853.868		15.99%
MUNICIPAL BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,048,543.825		8.43%
MUNICIPAL BOND FUND	A	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	850,759.960		6.84%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
MUNICIPAL BOND FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	212,626.029	13.18%
MUNICIPAL BOND FUND	B	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	132,445.487	8.21%
MUNICIPAL BOND FUND	B	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	105,031.132	6.51%
MUNICIPAL BOND FUND	B	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	80,794.208	5.01%
MUNICIPAL BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,523,028.691	21.36%
MUNICIPAL BOND FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	667,952.620	9.37%
MUNICIPAL BOND FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	439,694.896	6.17%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
MUNICIPAL BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	1,172,572.631	*	44.67%
MUNICIPAL BOND FUND	D	**	GENWORTH FINANCIAL TRUST COMPANY, FBO GENWORTH FINANCIAL WEALTH, MANAGEMENT & MUTUAL FUND CLIENTS, FBO OTHER CUSTODIAL ACCOUNTS, 3200 NORTH CENTRAL AVENUE, PHOENIX AZ 85012-2425	688,362.554	*	26.23%
MUNICIPAL BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	190,303.328	*	88.95%
MUNICIPAL BOND FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	23,639.542		11.05%
NEW YORK MUNICIPAL BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	4,552,844.778	*	57.33%
NEW YORK MUNICIPAL BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	2,400,539.613	*	30.23%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
NEW YORK MUNICIPAL BOND FUND	Institutional	**	AMERITRADE INC FOR THE EXCLUSIVE, BENEFIT OF OUR CLIENT, PO BOX 2226, OMAHA NE 68103-2226	549,911.097		6.92%
NEW YORK MUNICIPAL BOND FUND	A		CAROL E MEYER &, STEVE WOOD JTWROS, 223 LEGGET RD, HIGH FALLS NY 12440-5705	334,051.334		10.91%
NEW YORK MUNICIPAL BOND FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	237,871.265		7.77%
NEW YORK MUNICIPAL BOND FUND	A	**	NFS LLC FEBO, SAMUEL P SPORN, SAMUEL SPORN, 593 3RD STREET, BROOKLYN NY 11215-3002	218,293.264		7.13%
NEW YORK MUNICIPAL BOND FUND	A	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	207,531.384		6.78%
NEW YORK MUNICIPAL BOND FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	183,118.989		5.98%
NEW YORK MUNICIPAL BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	1,434,137.962	*	61.74%
NEW YORK MUNICIPAL BOND FUND	D	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	130,391.734		5.61%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REAL RETURN ASSET FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	280,283,072.590	*	76.49%
REAL RETURN ASSET FUND	Institutional	**	ALL ASSET ALL AUTHORITY FUND, PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	39,052,289.396		10.66%
REAL RETURN ASSET FUND	Institutional	**	ALL ASSET PVIT PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	37,261,405.282		10.17%
REAL RETURN FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	161,316,312.311	*	28.63%
REAL RETURN FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	119,124,355.502		21.14%
REAL RETURN FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	39,101,178.220		6.94%
REAL RETURN FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	24,557,437.812	*	30.65%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REAL RETURN FUND	Administrative	**	JOHN HANCOCK LIFE INS CO (USA), ATTN LIZ SEELEY, RPS SEG FUNDS/ACCOUNTING ET-7, 601 CONGRESS STREET, BOSTON MA 02210-2805	19,563,403.466	24.42%
REAL RETURN FUND	Administrative	**	NEW YORK LIFE TRUST COMPANY, 169 LACKAWANNA AVE, PARSIPPANY NJ 07054-1007	4,824,029.024	6.02%
REAL RETURN FUND	Administrative	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT, OF IT’S CUSTOMERS, ATTN SERVICE TEAM, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	4,478,673.732	5.59%
REAL RETURN FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	39,758,961.588	13.54%
REAL RETURN FUND	A	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	30,545,793.279	10.41%
REAL RETURN FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	22,696,906.771	7.73%
REAL RETURN FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	4,055,013.305	11.19%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REAL RETURN FUND	B	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	3,039,972.188		8.39%
REAL RETURN FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	45,085,044.582	*	26.50%
REAL RETURN FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	15,777,877.060		9.27%
REAL RETURN FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	11,947,762.198		7.02%
REAL RETURN FUND	C	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	11,500,939.480		6.76%
REAL RETURN FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	52,867,759.772	*	51.53%
REAL RETURN FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	36,503,165.261	*	84.23%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REAL RETURN FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	6,713,817.821		15.49%
REAL RETURN FUND	R	**	HARTFORD LIFE INSURANCE CO, 401K SEPARATE ACCOUNT, PO BOX 2999, HARTFORD CT 06104-2999	2,505,416.434		15.01%
REAL RETURN FUND	R	**	UMB BANK N/A, FIDUCIARY FOR TAX DEFERRED A/C’S, 1 SW SECURITY BENEFIT PL, TOPEKA KS 66636-1000	1,728,974.203		10.36%
REAL RETURN FUND	R	**	SSB&T CUST, FBO ADP FLEX NON-QUALIFIED PLAN, 1 LINCOLN ST, BOSTON MA 02111-2901	1,296,984.665		7.77%
REALESTATEREALRETURN STRATEGY FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	44,881,353.796	*	73.21%
REALESTATEREALRETURN STRATEGY FUND	Institutional	**	ALL ASSET PVIT PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	4,121,589.738		6.72%
REALESTATEREALRETURN STRATEGY FUND	Institutional	**	STATE STREET KANSAS CITY FBO, PIMCO GLOBAL MULTI-ASSET FND, ATTN: CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105-1307	3,189,983.007		5.20%
REALESTATEREALRETURN STRATEGY FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	137,878.343		7.00%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALESTATEREALRETURN STRATEGY FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	102,287.840		5.19%
REALESTATEREALRETURN STRATEGY FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	1,505,523.483	*	65.40%
REALESTATEREALRETURN STRATEGY FUND	D	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	116,953.322		5.08%
REALESTATEREALRETURN STRATEGY FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	63,093.029	*	86.72%
REALESTATEREALRETURN STRATEGY FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	9,663.203		13.28%
REALRETIREMENT 2010 FUND	Institutional	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	366,656.027	*	96.06%
REALRETIREMENT 2010 FUND	Administrative	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,231.003	*	100.00%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT 2010 FUND	A	**	NFS LLC FEBO, NFS/FMTC R/O IRA, FBO WILLIAM MICHAEL ENNIS II, 182 KING GEORGE STREET, DANIEL ISLAND SC 29492-8129	10,451.942	18.16%
REALRETIREMENT 2010 FUND	A	**	ROBERT W BAIRD & CO. INC., A/C XXXXX, 777 EAST WISCONSIN AVENUE, MILWAUKEE WI 53202-5300	9,108.243	15.82%
REALRETIREMENT 2010 FUND	A	**	NFS LLC FEBO, RUTH ENNIS, WILLIAM MICHAEL ENNIS II, 182 KING GEORGE STREET, DANIEL ISLAND SC 29492-8129	8,901.654	15.46%
REALRETIREMENT 2010 FUND	A	**	SSB&T TRUST CO CUST R/O IRA FBO, MARGOT DEVLIN, 416 DOVE CT, LUMBERTON NJ 08048-4234	6,277.719	10.90%
REALRETIREMENT 2010 FUND	A	**	NFS LLC FEBO, FREDERIKA SUMELIUS, C/O E & D DONNELLY, 229 HIGH STREET, CUMBERLAND RI 02864-7905	5,905.066	10.26%
REALRETIREMENT 2010 FUND	A	**	AMERICAN ENTERPRISE INVESTMENT SVCS, FBO XXXXX, P.O. BOX 9446, MINNEAPOLIS MN 55474-0001	5,602.870	9.73%
REALRETIREMENT 2010 FUND	A	**	FIRST CLEARING LLC, A/C XXXXX, FERNE MANN ANTKOWIAK, 644 KERPER ST, PHILADELPHIA PA 19111-4702	5,013.248	8.71%
REALRETIREMENT 2010 FUND	C		WILLIAM R MC CLINTIC &, ANNE H MC CLINTIC, JT TEN WROS NOT TC, 1811 KILGORE RD, GILLETT PA 16925-9434	4,345.413	16.90%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT 2010 FUND	C		STEVEN I FREILICH, 11817 UNION TPKE APT 7F, FOREST HILLS NY 11375-6102	4,010.695		15.60%
REALRETIREMENT 2010 FUND	C		ANNE H MCCLINTIC, 1811 KILGORE RD, GILLETT PA 16925-9434	3,988.299		15.51%
REALRETIREMENT 2010 FUND	C	**	E*TRADE CLEARING LLC, XXXXX, IRA CUST, PO BOX 1542, MERRIFIELD VA 22116-1542	3,293.846		12.81%
REALRETIREMENT 2010 FUND	C		NEAL L GEORGE &, JUDY R GEORGE, JT TEN WROS NOT TC, 150 DEER TRL, SCOTT CITY KS 67871-4037	3,172.226		12.34%
REALRETIREMENT 2010 FUND	C	**	RAYMOND JAMES & ASSOC INC CSDN, FBO MARJORIE T KESSEL IRA, 2503 5TH ST, PERU IL 61354-2401	2,665.706		10.37%
REALRETIREMENT 2010 FUND	C	**	RAYMOND JAMES & ASSOC INC, FBO MICHAEL ALLEN COSMO &, RUTH A HOBART JT/WROS, 7369 SHARONLEE DR, MENTOR OH 44060-5732	1,355.523		5.27%
REALRETIREMENT 2010 FUND	D	**	NFS LLC FEBO, FMT CO CUST SEPP IRA, FBO MIKE MUNDAY, 6616 BROOKMONT TER, NASHVILLE TN 37205-4608	1,444.692	*	40.23%
REALRETIREMENT 2010 FUND	D		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,214.508	*	33.82%
REALRETIREMENT 2010 FUND	D	**	NFS LLC FEBO, FMT CO CUST R/O IRA, FBO MARK GARTMAN, 5312 WRIGHT WAY S, W BLOOMFIELD MI 48322-2117	530.758		14.78%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT 2010 FUND	D	**	VANGUARD BROKERAGE SERVICES, A/C XXXXX, PO BOX 1170, VALLEY FORGE PA 19482-1170	401.262		11.17%
REALRETIREMENT 2010 FUND	R		STRATTON D YATRON WILLIAM P, YATRON FBO, ADELPHI KITCHENS INC RSP, 300 E PENN AVE, ROBESONIA PA 19551-1416	7,239.205	*	58.04%
REALRETIREMENT 2010 FUND	R	**	NFS LLC FEBO, NFS/FMTC R/O IRA, FBO TIMOTHY M MOREHEAD, 1932 BAYARD AVE, SAINT PAUL MN 55116-1215	3,987.153	*	31.97%
REALRETIREMENT 2010 FUND	R		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,246.681		10.00%
REALRETIREMENT 2020 FUND	Institutional	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	367,540.432	*	100.00%
REALRETIREMENT 2020 FUND	Administrative	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,229.901	*	100.00%
REALRETIREMENT 2020 FUND	A	**	NFS LLC FEBO, RUTH ENNIS, WILLIAM MICHAEL ENNIS II, 182 KING GEORGE STREET, DANIEL ISLAND SC 29492-8129	9,410.701		16.69%
REALRETIREMENT 2020 FUND	A	**	ROBERT W BAIRD & CO. INC., A/C XXXXX, 777 EAST WISCONSIN AVENUE, MILWAUKEE WI 53202-5300	7,234.740		12.83%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT 2020 FUND	A	**	NFS LLC FEBO, NFS/FMTC R/O IRA, FBO JOHN WILLIAM LEMONS, P O BOX 350, HARLAN IA 51537-0350	5,191.117		9.21%
REALRETIREMENT 2020 FUND	A	**	NFS LLC FEBO, NFS/FMTC ROLLOVER IRA, FBO WILLIAM MICHAEL ENNIS II, 182 KING GEORGE STREET, DANIEL ISLAND SC 29492-8129	4,831.928		8.57%
REALRETIREMENT 2020 FUND	A	**	RAYMOND JAMES & ASSOC INC CSDN, FBO JOHN C SEAGO (BENE) IRA, LINDA B SIMRALL (DECD), 16 QUAIL TRL, WEAVERVILLE NC 28787-9809165	4,378.138		7.77%
REALRETIREMENT 2020 FUND	A	**	AMERIPRISE ADVISOR SERVICES, A/C XXXXX, THE DIME BUILDING, 719 GRISWOLD STREET, STE 1700, DETROIT MI 48226-3330	3,596.930		6.38%
REALRETIREMENT 2020 FUND	A	**	FIRST CLEARING LLC, A/C XXXXX, TED L PETTY IRA, FCC AS CUSTODIAN, 439 E BURTON ST, MURFREESBORO TN 37130-3855	3,512.417		6.23%
REALRETIREMENT 2020 FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVCS, FBO XXXXX, P.O. BOX 9446, MINNEAPOLIS MN 55474-0001	9,373.640	*	54.70%
REALRETIREMENT 2020 FUND	C	**	FIRST CLEARING LLC, A/C XXXXX, SHEILA PALMER IRA, FCC AS CUSTODIAN, RR 1 BOX 164, MONTROSE PA 18801-9736	2,940.768		17.16%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT 2020 FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVCS, FBO XXXXX, P O BOX 9446, MINNEAPOLIS MN 55474-0001	2,659.559		15.52%
REALRETIREMENT 2020 FUND	C		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,243.968		7.26%
REALRETIREMENT 2020 FUND	D	**	NFS LLC FEBO, FMT CO CUST R/O IRA, FBO NEIL F GRABOWSKI, 777 FIRST PARISH RD, SCITUATE MA 02066-3128	18,771.702	*	44.72%
REALRETIREMENT 2020 FUND	D	**	NFS LLC FEBO, NANCY TAYLOR, 6288 WISMER CIR, DUBLIN OH 43016-8474	14,030.272	*	33.42%
REALRETIREMENT 2020 FUND	D	**	E*TRADE CLEARING LLC, XXXXX, PO BOX 989030, WEST SACRAMENTO CA 95798-9030	2,777.778		6.62%
REALRETIREMENT 2020 FUND	R		STRATTON D YATRON WILLIAM P, YATRON FBO, ADELPHI KITCHENS INC RSP, 300 E PENN AVE, ROBESONIA PA 19551-1416	7,411.527	*	85.59%
REALRETIREMENT 2020 FUND	R		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,248.092		14.41%
REALRETIREMENT 2030 FUND	Institutional	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	369,978.021	*	100.00%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT 2030 FUND	Administrative	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,232.412	*	100.00%
REALRETIREMENT 2030 FUND	A	**	NFS LLC FEBO, THOMAS H JORDAN III, 6255 ZINFANDEL DR, SUWANEE GA 30024-3486	4,734.664		19.96%
REALRETIREMENT 2030 FUND	A	**	FIRST CLEARING LLC, A/C XXXXX, TAMMIE JOHNSON IRA, FCC AS CUSTODIAN, RR 1 BOX 2A, SPRINGVILLE PA 18844-9702	3,590.164		15.13%
REALRETIREMENT 2030 FUND	A	**	EDWARD D JONES & CO CUST, FBO BUFFY S MUTTI IRA, 1 WATERING LANE, NORWALK CT 06850-4418	2,595.420		10.94%
REALRETIREMENT 2030 FUND	A	**	SSB&T CUST ROLLOVER IRA FBO, JAMES P MCNASSAR JR, 17291 S OVERLOOK RD, OREGON CITY OR 97045-9459	2,008.474		8.47%
REALRETIREMENT 2030 FUND	A	**	SSB&T CUST IRA, FBO KAY L RITTER, 8931 CLAUSSVILLE RD, FOGELSVILLE PA 18051-2216	1,421.668		5.99%
REALRETIREMENT 2030 FUND	A	**	FIRST CLEARING LLC, A/C XXXXX, K A FLEMING-TUTAS SIM IRA, FCC AS CUSTODIAN, 10 CALLE ESTERO, RCHO STA MARG CA 92688-2630	1,262.797		5.32%
REALRETIREMENT 2030 FUND	A	**	SSB&T CUST IRA, FBO PABLO G AGUILERA, 910 GREEN ACRES PL NW APT C, ALBUQUERQUE NM 87104-1912	1,233.181		5.20%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT 2030 FUND	A		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,227.234		5.17%
REALRETIREMENT 2030 FUND	C	**	FIRST CLEARING LLC, A/C XXXXX, MIRIAM SCHECHTER TTEE, GST EXEMPT TR MIRIAM, 4045 N RICHLAND CT, MILWAUKEE WI 53211-2147	8,848.919	*	37.89%
REALRETIREMENT 2030 FUND	C	**	SSB&T CUST ROLLOVER IRA, FBO JAMES R OSWALT, 6702 OERSTED RD NE, RIO RANCHO NM 87144-6561	2,469.739		10.58%
REALRETIREMENT 2030 FUND	C	**	SSB&T CUST ROTH IRA, FBO KENT A WATSON, 453 LATICIA DR, CRESTVIEW FL 32536-4207	1,709.997		7.32%
REALRETIREMENT 2030 FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVCS, FBO XXXXX, P O BOX 9446, MINNEAPOLIS MN 55474-0001	1,684.650		7.21%
REALRETIREMENT 2030 FUND	C		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,258.829		5.39%
REALRETIREMENT 2030 FUND	C		LENA S URIOSTE CUST, FBO AMY A URIOSTE UTMA NM, 8501 HILTON AVE NE, ALBUQUERQUE NM 87111-3115	1,257.396		5.38%
REALRETIREMENT 2030 FUND	C		LENA S URIOSTE CUST, FBO KAELLA J URIOSTE UTMA NM, 8501 HILTON AVE NE, ALBUQUERQUE NM 87111-3115	1,257.396		5.38%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT 2030 FUND	C	**	SSB&T CUST ROTH IRA FBO, ROBERT E PRZEKAZA, 26 COUNTRY CLUB LN, MERRIMACK NH 03054-2629	1,189.386		5.09%
REALRETIREMENT 2030 FUND	C	**	SSB&T CUST IRA, FBO DANNY L NARVAIZ, 2209 A ANTONIO LANE, SANTA FE NM 87505	1,178.061		5.04%
REALRETIREMENT 2030 FUND	D	**	NFS LLC FEBO, KATE E DOUGLAS, FMT TTEE FRP PS A/C XXXXX 132ND PL NE, WOODINVILLE WA 98072-5505	7,033.273	*	37.04%
REALRETIREMENT 2030 FUND	D	**	NFS LLC FEBO, NFS/FMTC IRA, FBO MARK LYONS III, 682 MINE BROOK RD, FAR HILLS NJ 07931-2597	4,239.432		22.33%
REALRETIREMENT 2030 FUND	D	**	TD AMERITRADE, PO BOX 2226, OMAHA NE 68103-2226	2,085.069		10.98%
REALRETIREMENT 2030 FUND	D		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,227.081		6.46%
REALRETIREMENT 2030 FUND	D	**	E*TRADE CLEARING LLC, XXXXX, IRA CUST, PO BOX 1542, MERRIFIELD VA 22116-1542	953.826		5.02%
REALRETIREMENT 2030 FUND	R		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,257.160	*	88.72%
REALRETIREMENT 2030 FUND	R	**	SSB&T CUST SIMPLE IRA, FURMAN LAND SURVEYORS INC, FBO KIMBERLY E PUCKETT, 8090 SW 77TH AVE, AMARILLO TX 79119-7405	159.880		11.28%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT 2040 FUND	Institutional	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	374,613.154	*	100.00%
REALRETIREMENT 2040 FUND	Administrative	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,251.556	*	100.00%
REALRETIREMENT 2040 FUND	A	**	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DR, SAN DIEGO CA 92121-1968	5,066.778	*	29.08%
REALRETIREMENT 2040 FUND	A	**	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DR, SAN DIEGO CA 92121-1968	3,525.408		20.24%
REALRETIREMENT 2040 FUND	A	**	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DR, SAN DIEGO CA 92121-1968	2,129.935		12.23%
REALRETIREMENT 2040 FUND	A	**	SSB&T CUST IRA FBO, HEATHER R BLEDSOE, 12 THOMAS DR, EAST BERLIN PA 17316-9360	1,974.029		11.33%
REALRETIREMENT 2040 FUND	A		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,245.477		7.15%
REALRETIREMENT 2040 FUND	C		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,278.130	*	97.44%
REALRETIREMENT 2040 FUND	D	**	NFS LLC FEBO, FMTC TTEE, MICROSOFT 401K PLAN, FBO DEBORAH J ZWANZIGER, 10415 NE 12TH PL UNIT 105, BELLEVUE WA 98004-3699	9,590.098	*	43.75%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT 2040 FUND	D	**	NFS LLC FEBO, FMTC TTEE, MICROSOFT 401K PLAN, FBO TAHREEM KAMPTON, 10415 NE 12TH PL UNIT 105, BELLEVUE WA 98004-3699	7,627.597	*	34.80%
REALRETIREMENT 2040 FUND	D	**	E*TRADE CLEARING LLC, XXXXX, IRA CUST, PO BOX 1542, MERRIFIELD VA 22116-1542	1,547.988		7.06%
REALRETIREMENT 2040 FUND	D		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,244.716		5.68%
REALRETIREMENT 2040 FUND	R		STRATTON D YATRON WILLIAM P, YATRON FBO, ADELPHI KITCHENS INC RSP, 300 E PENN AVE, ROBESONIA PA 19551-1416	30,132.777	*	95.19%
REALRETIREMENT 2050 FUND	Institutional	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	366,646.567	*	100.00%
REALRETIREMENT 2050 FUND	Administrative	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,248.093	*	100.00%
REALRETIREMENT 2050 FUND	A	**	SSB&T CUST ROTH IRA, FBO MICHAEL J WIECZOREK, C/O ALLIANZ GLOBAL INVESTORS, 1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105	1,298.821	*	30.31%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT 2050 FUND	A		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,219.340	*	28.46%
REALRETIREMENT 2050 FUND	A	**	SSB&T CUST ROTH IRA, FBO TIFFANY N MAYORGA, 7775 PLEASANT VALLEY CT, SALEM OH 44460-9203	449.904		10.50%
REALRETIREMENT 2050 FUND	A	**	SSB&T CUST SIMPLE IRA, READS PAINT, FBO RICHARD R READ, 625 PICTURESQUE DR, ST GEORGE UT 84770-4325	433.030		10.11%
REALRETIREMENT 2050 FUND	A	**	SSB&T CUST ROTH IRA FBO, HEATHER L LIWSKI, C/O ALLIANZ GLOBAL INVESTORS, 1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105	389.151		9.08%
REALRETIREMENT 2050 FUND	A	**	EDWARD D JONES & CO CUSTODIAN, FBO ANDY REIMINK RTH, 1611 FORRESTER ST SE, GRAND RAPIDS MI 49508-1466	226.936		5.30%
REALRETIREMENT 2050 FUND	C		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,262.339	*	50.81%
REALRETIREMENT 2050 FUND	C		DAVID PRESS TTEE, FBO BOYS & GIRLS CLUB OF CAMARILLO, 401(K) PLAN AND TRUST FBO, GREGORY M STUART, 364 MAKENZIE CT, THOUSAND OAKS CA 91362-3086	713.758	*	28.73%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT 2050 FUND	C		DAVID PRESS TTEE, BOYS & GIRLS CLUB OF CAMARILLO, 401 (K) PLAN FBO KARIN C HEWLETT, 9581 DARLING RD, VENTURA CA 93004-3782	218.232	8.78%
REALRETIREMENT 2050 FUND	C	**	SSB&T CUST SAR/SEP, LOUISIANA BAR FOUNDATION, FBO KEVIN B MURPHY, 6051 LOUISVILLE ST, NEW ORLEANS LA 70124-2922	163.326	6.57%
REALRETIREMENT 2050 FUND	D	**	NFS LLC FEBO, FMT CO CUST R/O IRA, FBO BRETT A MCAVOY, 1421 N STEELE, MESA AZ 85207-4130	1,488.197	21.45%
REALRETIREMENT 2050 FUND	D		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,218.653	17.56%
REALRETIREMENT 2050 FUND	D	**	VANGUARD BROKERAGE SERVICES, A/C XXXXX, PO BOX 1170, VALLEY FORGE PA 19482-1170	936.037	13.49%
REALRETIREMENT 2050 FUND	D	**	NFS LLC FEBO, FMTC CUSTODIAN - ROTH IRA, FBO MICHAEL EDWARD MOGREN, 7163 37TH STREET CT N, OAKDALE MN 55128-3346	850.431	12.26%
REALRETIREMENT 2050 FUND	D	**	TD AMERITRADE, PO BOX 2226, OMAHA NE 68103-2226	842.429	12.14%
REALRETIREMENT 2050 FUND	D	**	E*TRADE CLEARING LLC, XXXXX, IRA CUST, PO BOX 1542, MERRIFIELD VA 22116-1542	373.134	5.38%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
REALRETIREMENT 2050 FUND	R		ALLIANZ GLOBAL INVESTORS, ATTN VINH NGUYEN, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,265.375	*	51.04%
REALRETIREMENT 2050 FUND	R		MICHELE N ELLIS &, MICHAEL E ELLIS JTWROS, C/O ALLIANZ GLOBAL INVESTORS, 1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105	627.158	*	25.30%
REALRETIREMENT 2050 FUND	R	**	SSB&T CUST SIMPLE IRA, FURMAN LAND SURVEYORS INC, FBO JUSTIN L BYE, 5303 CHISHOLM TRL, AMARILLO TX 79109-6305	354.385		14.30%
REALRETIREMENT 2050 FUND	R	**	SSB&T CUST SIMPLE IRA, FURMAN LAND SURVEYORS INC, FBO JENNIFER L CLINTON, 3606 RANDALL ST, AMARILLO TX 79109-4417	232.141		9.36%
SHORT DURATION MUNICIPAL INCOME FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	1,440,106.267	*	34.55%
SHORT DURATION MUNICIPAL INCOME FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	925,916.267		22.21%
SHORT DURATION MUNICIPAL INCOME FUND	Institutional	**	LPL FBO LPL CUSTOMERS, ATTN: MUTUAL FUND OPERATIONS, 1 BEACON ST FL 22, BOSTON MA 02108-3107	349,706.448		8.39%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
SHORT DURATION MUNICIPAL INCOME FUND	Institutional	**	PRUDENTIAL INVESTMENT MANAGEMENT, SERVICES FBO MUTUAL FUND CLIENTS, 100 MULBERRY ST, 3 GATEWAY CENTER FL 11, MAIL STOP NJ 05-11-20, NEWARK NJ 07102-4000	321,878.757		7.72%
SHORT DURATION MUNICIPAL INCOME FUND	Institutional		PRL INVESTMENTS LP PARTNERSHIP, ATTN ROGER SCHROEDER, 9729 N LAKE DR, MILWAUKEE WI 53217-6103	313,807.531		7.53%
SHORT DURATION MUNICIPAL INCOME FUND	Administrative	**	GENWORTH FINANCIAL TRUST COMPANY, FBO GFWM & MUTUAL CLIENTS & FOR THE, BENEFIT OF OTHER CUST CLIENTS, 3200 N CENTRAL AVE STE 700, PHOENIX AZ 85012-2468	650,730.056	*	100.00%
SHORT DURATION MUNICIPAL INCOME FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	2,622,130.137		22.87%
SHORT DURATION MUNICIPAL INCOME FUND	A	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	1,915,543.598		16.71%
SHORT DURATION MUNICIPAL INCOME FUND	A	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	615,016.326		5.37%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
SHORT DURATION MUNICIPAL INCOME FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	862,078.583	*	33.83%
SHORT DURATION MUNICIPAL INCOME FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	275,391.247		10.81%
SHORT DURATION MUNICIPAL INCOME FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	161,043.062		6.32%
SHORT DURATION MUNICIPAL INCOME FUND	D	**	WELLS FARGO BANK NA FBO, SKYWEST AIRLINES INC - CORE, XXXXX, PO BOX 1533, MINNEAPOLIS MN 55480-1533	2,156,853.143	*	70.83%
SHORT DURATION MUNICIPAL INCOME FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	304,882.155		10.01%
SHORT DURATION MUNICIPAL INCOME FUND	D	**	NFS LLC FEBO, CRAIG J FOLEY, JUDY M FOLEY, 234 FOREST TRL, EDWARDS CO 81632-6022	180,121.899		5.92%
SHORT DURATION MUNICIPAL INCOME FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	291,929.331	*	61.62%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
SHORT DURATION MUNICIPAL INCOME FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	181,857.389	*	38.38%
SHORT-TERM FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN MUTUAL FUNDS DEPARTMENT, 101 MONTGOMERY STREET, SAN FRANCISCO CA 94104-4151	53,987,287.891		17.72%
SHORT-TERM FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	48,440,170.791		15.90%
SHORT-TERM FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	25,226,923.254		8.28%
SHORT-TERM FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	140,451,079.138	*	67.69%
SHORT-TERM FUND	Administrative	**	GENWORTH FINANCIAL TRUST COMPANY, FBO GFWM & MUTUAL CLIENTS & FOR THE, BENEFIT OF OTHER CUST CLIENTS, 3200 N CENTRAL AVE STE 700, PHOENIX AZ 85012-2468	60,477,542.466	*	29.15%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
SHORT-TERM FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	14,422,200.273	20.16%
SHORT-TERM FUND	A	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	7,835,447.682	10.95%
SHORT-TERM FUND	A	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	4,753,868.358	6.65%
SHORT-TERM FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	63,900.858	6.34%
SHORT-TERM FUND	B	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	55,151.246	5.47%
SHORT-TERM FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	3,963,985.113	21.80%
SHORT-TERM FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	1,117,631.047	6.15%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
SHORT-TERM FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	930,293.415		5.12%
SHORT-TERM FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	10,433,522.220	*	42.93%
SHORT-TERM FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	7,063,897.755	*	66.43%
SHORT-TERM FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	3,003,814.539	*	28.25%
SHORT-TERM FUND	R	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	68,932.533		20.70%
SHORT-TERM FUND	R	**	MG TRUST COMPANY CUST FBO, INTUITIVE RESEARCH & TECHNOLOGY C, 700 17TH ST STE 300, DENVER CO 80202-3531	43,845.118		13.16%
SHORT-TERM FUND	R	**	FRONTIER TR CO FBO, SANTA’S HEATING & AIR CONDITIONING, XXXXX, PO BOX 10758, FARGO ND 58106-0758	36,415.607		10.93%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
SHORT-TERM FUND	R	**	NFS LLC FEBO, WILFRED KRENN TTEE, WINCO MANUFACTURING CO DEF, BENEFIT PL & TR, 6200 MAPLE AVE, ST LOUIS MO 63130	25,176.234		7.56%
SMALL CAP STOCKSPLUS® TR FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	9,918,238.369	*	69.89%
SMALL CAP STOCKSPLUS® TR FUND	Institutional	**	NORTHERN TR CO TTEE FBO, SUNBEAM BATTERYMARCH SMALL AC XXXXX, PO BOX 92956, CHICAGO IL 60675-0001	1,667,642.186		11.75%
SMALL CAP STOCKSPLUS® TR FUND	Institutional	**	ALL ASSET PVIT PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	1,211,124.823		8.53%
SMALL CAP STOCKSPLUS® TR FUND	A	**	LPL FINANCIAL, A/C XXXXX, 9785 TOWNE CENTRE DR, SAN DIEGO CA 92121-1968	116,446.796	*	26.34%
SMALL CAP STOCKSPLUS® TR FUND	A	**	RBC CAPITAL MARKETS CORP FBO, SION ELALOUF TTEE, DIANE ELALOUF CO-TTE PSP, FBO KNITTING FEVER INC, 22 LONGWOOD ROAD, SANDS POINT NY 11050-1260	27,725.038		6.27%
SMALL CAP STOCKSPLUS® TR FUND	C	**	RBC CAPITAL MARKETS CORP FBO, JACK TAWIL, INDIVIDUAL RETIREMENT ACCOUNT, RBC CAPITAL MARKETS CORP CUST, 260 NARRAGANSETT AVE, LAWRENCE NY 11559-2005	9,111.413		7.72%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
SMALL CAP STOCKSPLUS® TR FUND	C	**	JANNEY MONTGOMERY SCOTT LLC, A/C XXXXX, SMITHSONIAN EARLY ENRICHMENT, 1801 MARKET STREET, PHILADELPHIA PA 19103-1628	7,488.799		6.34%
SMALL CAP STOCKSPLUS® TR FUND	C	**	RBC CAPITAL MARKETS CORP FBO, STEPHEN KUSHNER, 25 YEW ST, NORWALK CT 06850-1232	6,060.822		5.13%
SMALL CAP STOCKSPLUS® TR FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	13,819.512	*	54.74%
SMALL CAP STOCKSPLUS® TR FUND	D	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	7,216.182	*	28.59%
SMALL CAP STOCKSPLUS® TR FUND	P	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,058.736	*	100.00%
STOCKSPLUS® FUND	Institutional	**	STATE STREET KANSAS CITY FBO, PIMCO GLOBAL MULTI-ASSET FND, ATTN: CHUCK NIXON, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105-1307	8,653,169.624	*	26.10%
STOCKSPLUS® FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	4,262,963.595		12.86%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
STOCKSPLUS® FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	3,584,171.474		10.81%
STOCKSPLUS® FUND	Institutional	**	AMERITRADE INC FOR THE EXCLUSIVE, BENEFIT OF OUR CLIENT, PO BOX 2226, OMAHA NE 68103-2226	2,691,334.761		8.12%
STOCKSPLUS® FUND	Institutional		CONVERSE COLLEGE, 580 E MAIN ST, SPARTANBURG SC 29302-0006	2,435,787.671		7.35%
STOCKSPLUS® FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	175,412.599	*	51.19%
STOCKSPLUS® FUND	Administrative	**	NEW YORK LIFE TRUST COMPANY, 169 LACKAWANNA AVE, PARSIPPANY NJ 07054-1007	74,537.233		21.75%
STOCKSPLUS® FUND	Administrative	**	CITY NATIONAL BANK, FBO WESTERN GROWERS ASSOC, RETIREMENT SECURITY PLAN, A/C XXXXX, PO BOX 60520, LOS ANGELES CA 90060-0520	54,082.787		15.78%
STOCKSPLUS® FUND	Administrative	**	TD AMERITRADE TRUST COMPANY, XXXXX, PO BOX 17748, DENVER CO 80217-0748	20,587.554		6.01%
STOCKSPLUS® FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,123,435.209		13.52%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
STOCKSPLUS® FUND	A	**	WTRISC COMPANY TTEE, FBO IBEW LOCAL 332 PENSION PLAN, PART B, PO BOX 52129, PHOENIX AZ 85072-2129	454,712.403		5.47%
STOCKSPLUS® FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	72,810.325		5.21%
STOCKSPLUS® FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	587,051.674		9.75%
STOCKSPLUS® FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	450,282.767		7.48%
STOCKSPLUS® FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	319,097.648		5.30%
STOCKSPLUS® FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	293,193.139	*	51.82%
STOCKSPLUS® FUND	D	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	42,155.391		7.45%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
STOCKSPLUS® FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	21,972.399	*	59.30%
STOCKSPLUS® FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	15,079.806	*	40.70%
STOCKSPLUS® FUND	R	**	CAPITAL BANK & TRUST COMPANY TTEE, FBO STAMPS COM INC 401K PLAN, C/O PLAN PREMIER/FASCORE LLC, 8515 E ORCHARD RD 2T2, GREENWOOD VILLAGE CO 80111-5002	51,782.167		18.55%
STOCKSPLUS® FUND	R	**	MASSACHUSETTES MUTUAL, LIFE INSURANCE CO, 1295 STATE STREET MIP N255, SPRINGFIELD MA 01111-0001	51,275.926		18.37%
STOCKSPLUS® FUND	R	**	RELIANCE TRUST CO CUST, FBO SPECIAL TREE LTD EMPLOYEE, SALARY SAVINGS & RETIREMENT PLAN, PO BOX 48529, ATLANTA GA 30362-1529	33,200.849		11.90%
STOCKSPLUS® FUND	R	**	NFS LLC FEBO, RICHARD SOLEY TTEE, WILLIAM HOFFMAN TTEE, OBJECT MGMT GRP INC RET PL, 140 KENDRICK ST BLDG A STE 300, NEEDHAM MA 02494-2739	33,008.701		11.83%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
STOCKSPLUS® FUND	R	**	LEONARD MILLER FBO, MILLER ADVERTISING AGENCY INC, PROFIT SHARING PLAN DTD 11/29/93, 71 FIFTH AVE, NEW YORK NY 10003-3004	26,515.228	9.50%
STOCKSPLUS® FUND	R	**	MCB TRUST SERVICES CUST FBO, DANIS ENVIRONMENTAL INDUSTRIES, 700 17TH STREET, SUITE 300, DENVER CO 80202-3531	15,219.009	5.45%
STOCKSPLUS® LONG DURATION FUND	Institutional	**	NORTHERN TRUST CO CUST, FBO CUMMINS A/C XXXXX, 801 S CANAL ST, CHICAGO IL 60607-4715	12,486,952.923	21.79%
STOCKSPLUS® LONG DURATION FUND	Institutional		REED ELSEVIER US RETIREMENT PLAN, ATTN LYNN FORMICA, 2 NEWTON PL STE 350, NEWTON MA 02458-1643	10,269,867.982	17.92%
STOCKSPLUS® LONG DURATION FUND	Institutional		SPX CORPORATION, 13515 BALLANTYNE CORPORATE PL, CHARLOTTE NC 28277-2706	10,020,510.856	17.49%
STOCKSPLUS® LONG DURATION FUND	Institutional		S D WARREN CO, 225 FRANKLIN ST FL 28, BOSTON MA 02110-2884	9,709,665.963	16.95%
STOCKSPLUS® LONG DURATION FUND	Institutional		THE NEW YORK TIMES COMPANY PENSION, TRUST, 620 EIGHTH AVE FL 16, NEW YORK NY 10018-1618	8,557,188.262	14.93%
STOCKSPLUS® LONG DURATION FUND	Institutional	**	STATE STREET BANK & TRUST CO TTEE, FBO ESTEE LAUDER INC RETIREMENT, GROWTH ACCOUNT PLAN TRUST, LAFAYETTE CORPORATE CENTER, 2 AVENUE DE LAFAYETTE-LCC 2J, BOSTON MA 02111	4,308,444.462	7.52%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
STOCKSPLUS® TOTAL RETURN FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	9,226,404.694	*	44.40%
STOCKSPLUS® TOTAL RETURN FUND	Institutional	**	ALL ASSET PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	5,910,376.882	*	28.44%
STOCKSPLUS® TOTAL RETURN FUND	Institutional	**	STATE STREET AS CUST FBO SOUTH, DAKOTA HIGHER EDUCATION TR SELECT, PIMCO STOCKSPLUS TR FD INV PORT, 801 PENNSYLVANIA AVE, KANSAS CITY MO 64105-1307	1,428,776.607		6.88%
STOCKSPLUS® TOTAL RETURN FUND	A		BPPR AS TRUSTEE, FBO GFR RETIREMENT SAVINGS PLAN, POPULAR STREET BUILDING, 153 PONCE DE LEON AVE 8TH FLOOR, TRUST DIVISION, SAN JUAN PR 00917	472,104.981		20.82%
STOCKSPLUS® TOTAL RETURN FUND	A	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	195,626.752		8.63%
STOCKSPLUS® TOTAL RETURN FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	186,551.930		8.23%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
STOCKSPLUS® TOTAL RETURN FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	200,726.643		15.90%
STOCKSPLUS® TOTAL RETURN FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	137,833.076		10.92%
STOCKSPLUS® TOTAL RETURN FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	71,600.596		5.67%
STOCKSPLUS® TOTAL RETURN FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	145,500.739		13.67%
STOCKSPLUS® TOTAL RETURN FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	41,967.621	*	95.86%
STOCKSPLUS® TR SHORT STRATEGY FUND	Institutional	**	ALL ASSET ALL AUTHORITY FUND, PORTFOLIO, ATTN SHAREHOLDER SERVICES, 840 NEWPORT CENTER DR STE 300, NEWPORT BEACH CA 92660-6322	37,339,009.117	*	86.52%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
STOCKSPLUS® TR SHORT STRATEGY FUND	Institutional		BRENT R HARRIS TTEE, BRENT R HARRIS SEPARATE PROPERTY TR, OF 2005 U/A DTD 9/16/05, C/O PIMCO 840 NEWPORT CENTER DRIVE STE 100, NEWPORT BEACH, CA. 92660	2,699,296.909		6.25%
STOCKSPLUS® TR SHORT STRATEGY FUND	A	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	1,216,419.483		15.55%
STOCKSPLUS® TR SHORT STRATEGY FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	575,040.163		7.35%
STOCKSPLUS® TR SHORT STRATEGY FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	181,470.821		11.37%
STOCKSPLUS® TR SHORT STRATEGY FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	102,591.569		6.43%
STOCKSPLUS® TR SHORT STRATEGY FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	5,449,656.036	*	57.52%
STOCKSPLUS® TR SHORT STRATEGY FUND	D	**	NFS LLC FEBO, NATC & CO, 10881 LOWELL AVE STE 100, OVERLAND PARK KS 66210-1666	1,116,860.224		11.79%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
TOTAL RETURN FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	2,349,498,769.363	*	25.35%
TOTAL RETURN FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	1,145,697,079.283		12.36%
TOTAL RETURN FUND	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	1,015,692,277.066	*	40.80%
TOTAL RETURN FUND	A	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	188,114,407.103		10.53%
TOTAL RETURN FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	183,489,631.192		10.27%
TOTAL RETURN FUND	A	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	109,800,417.823		6.15%
TOTAL RETURN FUND	B	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	12,665,862.280		12.97%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
TOTAL RETURN FUND	B	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	7,372,776.884		7.55%
TOTAL RETURN FUND	B	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	5,110,477.096		5.23%
TOTAL RETURN FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	194,945,185.747	*	31.47%
TOTAL RETURN FUND	C	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	63,887,529.968		10.31%
TOTAL RETURN FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	40,205,691.123		6.49%
TOTAL RETURN FUND	C	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	31,345,828.107		5.06%
TOTAL RETURN FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	595,381,631.292	*	60.42%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
TOTAL RETURN FUND	D	**	CITIGROUP GLOBAL MARKETS, INC, XXXXX, ATTN CINDY TEMPESTA 7TH FL, 333 WEST 34TH ST, NEW YORK NY 10001-2402	65,577,868.601		6.65%
TOTAL RETURN FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	189,049,056.602	*	67.12%
TOTAL RETURN FUND	P	**	CITIGROUP GLOBAL MARKETS INC, HOUSE ACCOUNT, 700 RED BROOK BLVD, OWINGS MILLS MD 21117-5184	66,816,378.623		23.72%
TOTAL RETURN FUND	P	**	FIRST COMMAND BANK, 1 FIRST COMM PLAZA, FORT WORTH TX 76109-4998	17,853,073.489		6.34%
TOTAL RETURN FUND	R	**	HARTFORD LIFE INSURANCE CO, 401K SEPARATE ACCOUNT, PO BOX 2999, HARTFORD CT 06104-2999	11,740,819.003		9.53%
TOTAL RETURN FUND	R	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	10,180,757.794		8.27%
TOTAL RETURN FUND	R	**	DCGT AS TTEE AND/OR CUST, FBO PRINCIPAL FINANCIAL GROUP OMNIB, US QUALIFIED, ATTN NPIO TRADE DESK, 711 HIGH STREET, DES MOINES IA 50309-2732	9,422,802.889		7.65%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
TOTAL RETURN FUND	R	**	DCGT AS TTEE AND/OR CUST, FBO VARIOUS QUALIFIED PLANS, ATTN NPIO TRADE DESK, 711 HIGH STREET, DES MOINES IA 50309-2732	7,381,732.059		5.99%
TOTAL RETURN FUND II	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	35,367,661.523		14.00%
TOTAL RETURN FUND II	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	20,163,944.435		7.98%
TOTAL RETURN FUND II	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	2,550,373.979	*	32.23%
TOTAL RETURN FUND II	Administrative	**	NEW YORK LIFE TRUST COMPANY, 169 LACKAWANNA AVE, PARSIPPANY NJ 07054-1007	1,601,085.201		20.24%
TOTAL RETURN FUND II	Administrative	**	ING, FRAMEWORK, TRUSTEE: RELIANCE TRUST COMPANY, 400 ATRIUM DRIVE, SOMERSET NJ 08873-4162	656,592.118		8.30%
TOTAL RETURN FUND II	Administrative	**	MERCER TRUST COMPANY TTEE FBO, JOHNSON WORLDWODE ASSOC RET & SAV, ATTN DC PLAN ADMIN TEAM, MAILSTOP N6G, ONE INVESTORS WAY, NORWOOD MA 02062-1599	459,255.754		5.80%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
TOTAL RETURN FUND II	Administrative	**	CHARLES SCHWAB & CO SPECIAL CUSTODY, ACCT FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMERS, ATTN: CAROL WU/MUTUAL FUND OPS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	458,306.600		5.79%
TOTAL RETURN FUND II	Administrative	**	CBNA AS CUSTODIAN FBO CLIENTS OF, BENEFIT PLANS ADMINISTRATORS, ATTN DEBRA LEKKI, 6 RHOADS DR, UTICA NY 13502-6317	423,759.784		5.36%
TOTAL RETURN FUND II	Administrative	**	JP MORGAN CHASE AS TTEE FOR, AWG RESTATED 401K PLAN, 9300 WARD PKWY, KANSAS CITY MO 64114-3317	398,712.842		5.04%
TOTAL RETURN FUND III	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	71,106,141.489	*	26.37%
TOTAL RETURN FUND III	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	17,690,956.751		6.56%
TOTAL RETURN FUND III	Administrative	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	2,704,644.958	*	61.00%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
TOTAL RETURN FUND III	Administrative	**	WILMINGTON TRUST CO TTEE FBO, ENVIRONMENTAL DEFENSE RET SVS PL, 403B A/C XXXXX, C/O MUTUAL FUNDS, PO BOX 8880, WILMINGTON DE 19899-8880	569,501.436		12.84%
TOTAL RETURN FUND III	Administrative	**	RELIANCE TRUST CO CUST, FBO AFTRA NATIONAL 401K, THRIFT SAVINGS PLAN, PO BOX 48529, ATLANTA GA 30362-1529	331,177.768		7.47%
TOTAL RETURN FUND III	Administrative	**	SEI PRIVATE TRUST COMPANY, C/O BRYN MAWR BANK, MF TRADING TEAM, ONE FREEDOM VALLEY DR, OAKS PA 19456-9989	230,560.083		5.20%
TOTAL RETURN FUND III	Administrative	**	T ROWE PRICE TRUST CO TTEE FBO, RETIREMENT PLAN CLIENTS, ATTN ASSET RECONCILIATION, PO BOX 17215, BALTIMORE MD 21297-1215	224,004.830		5.05%
TOTAL RETURN FUND III	P	**	ALLIANZ GLOBAL INVESTORS OF, AMERICA LP, ATTN: DONNA THOMPSON, 680 NEWPORT CENTER DR STE 250, NEWPORT BEACH CA 92660-4046	1,160.642	*	100.00%
UNCONSTRAINED BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	43,281,395.251	*	44.39%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
UNCONSTRAINED BOND FUND	Institutional		TEXAS TREASURY SAFEKEEPING TRUST CO, 208 E 10TH ST FOURTH FL, AUSTIN TX 78701-2407	19,647,741.350	20.15%
UNCONSTRAINED BOND FUND	Institutional	**	SEI PRIVATE TR CO, C/O STATE STREET ID 571, ATTN MUTUAL FUND ADMIN, ATTN MUTUAL FUND ADMIN, ONE FREEDOM VALLEY DR, OAKS PA 19456-9989	7,626,679.570	7.82%
UNCONSTRAINED BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	5,513,425.473	5.65%
UNCONSTRAINED BOND FUND	A	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	5,470,777.103	17.84%
UNCONSTRAINED BOND FUND	A	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	4,120,862.320	13.44%
UNCONSTRAINED BOND FUND	C	**	MORGAN STANLEY & CO, HARBORSIDE FINANCIAL CENTER, PLAZA II 3RD FL, JERSEY CITY NJ 07311	1,440,396.431	16.66%
UNCONSTRAINED BOND FUND	C	**	MLPF&S FOR THE SOLE BENEFIT, OF ITS CUSTOMERS, ATTN FUND ADMN/#97M, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	1,238,222.138	14.33%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
UNCONSTRAINED BOND FUND	C	**	UBS WM USA, XXXXX, OMNI A/C M/F, ATTN DEPT MANAGER, 499 WASHINGTON BLVD 9TH FL, JERSEY CITY NJ 07310-2055	905,814.014		10.48%
UNCONSTRAINED BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	9,465,271.969	*	34.57%
UNCONSTRAINED BOND FUND	D	**	AMERITRADE INC FBO XXXXX, PO BOX 2226, OMAHA NE 68103-2226	3,308,134.539		12.08%
UNCONSTRAINED BOND FUND	D	**	GENWORTH FINANCIAL TRUST COMPANY, FBO GENWORTH FINANCIAL WEALTH, MANAGEMENT & MUTUAL FUND CLIENTS, FBO OTHER CUSTODIAL ACCOUNTS, 3200 NORTH CENTRAL AVENUE, PHOENIX AZ 85012-2425	1,511,607.829		5.52%
UNCONSTRAINED BOND FUND	P	**	MERRILL LYNCH PIERCE FENNER, & SMITH INC FOR THE SOLE BENEFIT OF, ITS CUSTOMERS, 4800 DEER LAKE DR E FL 3, JACKSONVILLE FL 32246-6484	2,023,869.120	*	99.77%
UNCONSTRAINED BOND FUND	R	**	NFS LLC FEBO, VALERIE HUNTER, MICHAEL HUNTER, 4725 LANGDALE WAY, COLORADO SPRINGS CO 80906-7665	78,856.637		7.44%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
UNCONSTRAINED BOND FUND	R	**	NFS LLC FEBO, SUNNY VISTA LIVING CENTER, KEN MAJERUS, 3515 WINDJAMMER DR, COLORADO SPGS CO 80920	60,767.639		5.74%
UNCONSTRAINED TAX MANAGED BOND FUND	Institutional	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNT FOR THE, EXCLUSIVE BENEFIT OF OUR CUSTOMERS, ATTN: MUTUAL FUNDS DEPT, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	877,718.138	*	73.12%
UNCONSTRAINED TAX MANAGED BOND FUND	Institutional	**	AMERITRADE INC FOR THE EXCLUSIVE, BENEFIT OF OUR CLIENT, PO BOX 2226, OMAHA NE 68103-2226	148,323.105		12.36%
UNCONSTRAINED TAX MANAGED BOND FUND	Institutional	**	NFS FOR EXCLUSIVE BENEFIT OF OUR, CUSTOMER, 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER, NEW YORK NY 10281-1003	93,224.000		7.77%
UNCONSTRAINED TAX MANAGED BOND FUND	A	**	RAYMOND JAMES & ASSOC INC, FBO MARGARET L AGNONE TTEE, U/A DTD DEC 5,1987, MARGARET L AGNONE TRUST, 4 ALGER PL, GROSSE POINTE MI 48230-1908	81,710.716		19.98%
UNCONSTRAINED TAX MANAGED BOND FUND	A	**	NFS LLC FEBO, ROGER SHRIVER, 3354 ZEPHYR WAY N, JACKSONVILLE FL 32250-3007	29,885.819		7.31%
UNCONSTRAINED TAX MANAGED BOND FUND	A	**	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303-2052	24,826.216		6.07%
UNCONSTRAINED TAX MANAGED BOND FUND	A	**	PERSHING LLC, P O BOX 2052, JERSEY CITY NJ 07303-2052	24,703.557		6.04%

FUND NAME	CLASS		REGISTRATION	SHARES BENEFICIALLY OWNED		PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVCS, FBO XXXXX, P.O. BOX 9446, MINNEAPOLIS MN 55474-0001	11,672.210		21.47%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	NFS LLC FEBO, LEAH D SPIEWAK, TOD BENEFICIARY ON FILE, 25027 ROUND BARN RD, PLAINFIELD IL 60585-7493	9,903.818		18.21%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	RBC CAPITAL MARKETS CORP FBO, IDA CHINN TTEE, IDA CHINN LIVING TR, 6/30/1992, 7660 NORTH MERCER WAY UNIT 202, MERCER ISLAND WA 98040-2134	3,550.106		6.53%
UNCONSTRAINED TAX MANAGED BOND FUND	C	**	AMERICAN ENTERPRISE INVESTMENT SVCS, FBO XXXXX, P O BOX 9446, MINNEAPOLIS MN 55474-0001	3,213.060		5.91%
UNCONSTRAINED TAX MANAGED BOND FUND	D	**	CHARLES SCHWAB & CO INC, SPECIAL CUSTODY ACCOUNTS, FBO CUSTOMERS, ATTN MUTUAL FUNDS, 101 MONTGOMERY ST, SAN FRANCISCO CA 94104-4151	240,801.081	*	62.07%
UNCONSTRAINED TAX MANAGED BOND FUND	D	**	VANGUARD BROKERAGE SERVICES, A/C XXXXX, PO BOX 1170, VALLEY FORGE PA 19482-1170	92,478.888		23.84%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

Code of Ethics

The Trust, PIMCO, Research Affiliates and the Distributor each have adopted a Code of Ethics pursuant to the requirements of the 1940 Act and the Advisers Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds.

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of the Funds. Under the custody agreement, State Street may hold the foreign securities at its principal office at 225 Franklin Street, Boston, Massachusetts 02110, and at State Street’s branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Boston Financial Data Services – Midwest, 330 W. 9th Street, 5th Floor, Kansas City, Missouri 64105 serves as transfer agent and dividend disbursing agent for the Institutional Class, Class M, Class P, Administrative Class and Class D shares of the Funds. Boston Financial Data Services, Inc., P.O. Box 8050, Boston, Massachusetts 02266-8050 serves as transfer agent and dividend disbursing agent for the Class A, Class B, Class C and Class R shares of the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.

Counsel

Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

Audited financial statements for the Trust as of March 31, 2009, including the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s March 31, 2009 Annual Reports.

PART C. OTHER INFORMATION

Item 23. Exhibits

(a	)	(1)	Declaration of Trust of Registrant /4/

		(2)	Amended and Restated Declaration of Trust Dated March 31, 2000 /16/

		(3)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated February 26, 2008 /17/

		(4)	Establishment and Designation of Two Additional Series of Shares of Beneficial Interest relating to the PIMCO Fixed Income Unconstrained Fund and PIMCO Global Advantage Fund dated April 9, 2008 /22/

		(5)	Amended Designation of Two Existing Series of Shares and Establishment and Designation of Two Additional Classes relating to the PIMCO Unconstrained Bond Fund and PIMCO Global Advantage Strategy Bond Fund dated May 20, 2008 /22/

		(6)	Establishment and Designation of Two Additional Classes of Shares of Beneficial Interest relating to the PIMCO Fundamental Advantage Tax Efficient Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO RealRetirement 2010 Fund, PIMCO RealRetirement 2020 Fund, PIMCO RealRetirement 2030 Fund, PIMCO RealRetirement 2040 Fund and PIMCO RealRetirement 2050 Fund dated May 20, 2008 /23/

		(7)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the PIMCO Global Multi-Asset Fund dated May 20, 2008 /24/

		(8)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund and PIMCO Long Duration Corporate Bond Portfolio dated August 12, 2008 /25/

		(9)	Amended Designation of One Existing Series of Shares of Beneficial Interest relating to the PIMCO Short-Term Floating NAV Portfolio dated October 9, 2008 /26/

		(10)	Establishment and Designation of Two Additional Series and One Additional Class of Shares of Beneficial Interest relating to the PIMCO Government Money Market Fund and the PIMCO Treasury Money Market Fund dated September 30, 2008 /29/

		(11)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the PIMCO Long-Term Credit Fund dated December 30, 2008 /30/

		(12)	Establishment and Designation of Series of Shares of Beneficial Interest relating to the PIMCO Unconstrained Tax Managed Bond Fund dated November 4, 2008 /31/

		(13)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Short-Term Floating NAV Portfolio II dated February 23, 2009 /32/

		(14)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Emerging Markets Infrastructure Bond Fund dated February 23, 2009 /35/

		(15)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Muni GO Fund dated April 8, 2009 /35/

		(16)	Amended Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Emerging Markets and Infrastructure Bond Fund and the PIMCO MuniGO Fund dated May 18, 2009 /35/

		(17)	Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Real Income 2020 Fund and the PIMCO Real Income 2030 Fund dated May 18, 2009 /37/

		(18)	Amended Establishment and Designation of Series of Beneficial Interest relating to the PIMCO Real Income 2019 Fund and the PIMCO Real Income 2029 Fund dated May 18, 2009 /37/

(b	)		Amended and Restated By-Laws of Registrant /36/

(c	)		Not applicable

(d	)	(1)	Amended and Restated Investment Advisory Contract dated February 23, 2009 /33/

	(2)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets and Infrastructure Bond Fund and the PIMCO MuniGO Fund dated May 19, 2009 /35/

	(3)	Form of Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Real Income 2019 Fund and the PIMCO Real Income 2029 Fund dated May 19, 2009 /37/

	(4)	Asset Allocation Sub-Advisory Agreement relating to the PIMCO All Asset Fund dated July 18, 2002 /34/

	(5)	Asset Allocation Sub-Advisory Agreement relating to the PIMCO All Asset All Authority Fund dated September 30, 2003 /34/

	(6)	Form of Sub-Advisory Agreement relating to the PIMCO Fundamental IndexPLUS Fund and PIMCO Fundamental IndexPLUS TR Fund /14/

	(7)	Supplement to Sub-Advisory Agreement relating to the PIMCO Fundamental Advantage Tax Efficient Strategy Fund and PIMCO Fundamental Advantage Total Return Strategy Fund dated February 28, 2008 /34/

	(8)	Sub-Advisory Agreement relating to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund dated November 10, 2008 /36/

	(9)	Amendment to Asset Allocation Sub-Advisory Agreement relating to the PIMCO All Asset Fund dated October 1, 2006 /34/

	(10)	Amendment to Asset Allocation Sub-Advisory Agreement relating to the PIMCO All Asset All Authority Fund dated October 1, 2006 /34/

(e)	(1)	Amended and Restated Distribution Contract dated February 26, 2008 /31/

	(2)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Unconstrained Bond Fund and PIMCO Global Advantage Strategy Bond Fund dated May 20, 2008 /22/

	(3)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO EM Fundamental IndexPlus TR Strategy Fund, PIMCO Global Multi-Asset Fund and PIMCO Long Duration Corporate Bond Portfolio dated August 12, 2008 /31/

	(4)	Supplement to Amendment to Amended and Restated Distribution Contract relating to the PIMCO Government Money Market Fund, PIMCO Treasury Money Market Fund and PIMCO Unconstrained Tax Managed Bond Fund dated November 4, 2008 /31/

	(5)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Long-Term Credit Fund and PIMCO Short-Term Floating NAV Portfolio II dated February 23, 2009 /34/

	(6)	Supplement to Amended and Restated Distribution Contract relating to the PIMCO Emerging Markets and Infrastructure Bond Fund and the PIMCO MuniGO Fund dated May 19, 2009 /35/

	(7)	Form of Amended and Restated Distribution Contract relating to the PIMCO Real Income 2019 Fund and the PIMCO Real Income 2029 Fund /37/

	(8)	Japan Dealer Sales Contract dated May 5, 2000 /36/

(f)	Not applicable

(g)	(1)	Custody and Investment Accounting Agreement dated January 1, 2000 /36/

	(2)	Amendment to Custody and Investment Accounting Agreement dated June 8, 2001 /36/

(h)	(1)	Supervision and Administration Agreement dated August 11, 2008 /24/

	(2)	Supplement to the Supervision and Administration Agreement relating to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund, PIMCO Global Multi-Asset Fund and the PIMCO Long Duration Corporate Bond Portfolio dated August 12, 2008 /24/

	(3)	Supplement to the Supervision and Administration Agreement relating to the PIMCO Government Money Market Fund, PIMCO Treasury Money Market Fund and PIMCO Unconstrained Tax Managed Bond Fund dated November 4, 2008 /29/
	(4)	Supplement to the Supervision and Administration Agreement relating to the PIMCO Long-Term Credit Fund and PIMCO Short-Term Floating NAV Portfolio II dated February 24, 2009 /33/
	(5)	Supplement to the Supervision and Administration Agreement relating to the PIMCO Emerging Markets and Infrastructure Bond Fund, PIMCO MuniGO Fund and PIMCO Convertible Fund dated May 19, 2009 /35/

	(6)	Form of Supplement to the Supervision and Administration Agreement relating to the PIMCO Real Income 2019 Fund and the PIMCO Real Income 2029 Fund /37/

	(7)	Fee Waiver Agreement relating to the PIMCO Global Advantage Strategy Bond Fund dated February 5, 2009 /36/

	(8)	Amended and Restated Fee Waiver Agreement relating to PIMCO High Yield Municipal Bond Fund dated February 23, 2009 /36/

	(9)	Amended and Restated Fee Waiver Agreement relating to PIMCO RealRetirement 2010 Fund, PIMCO RealRetirement 2020 Fund, PIMCO RealRetirement 2030 Fund, PIMCO RealRetirement 2040 Fund and PIMCO RealRetirement 2050 Fund dated February 23, 2009 /36/

	(10)	Amended and Restated Fee Waiver Agreement relating to PIMCO Income Fund dated February 23, 2009 /36/

	(11)	Second Amended and Restated Fee Waiver Agreement relating to PIMCO High Yield Municipal Bond Fund for Class A, Class C and Class D Shares dated February 23, 2009 /36/

	(12)	Amended and Restated Fee Waiver Agreement relating to PIMCO Global Multi-Asset Fund dated February 23, 2009 /36/

	(13)	Fee and Expense Limitation Agreement relating to PIMCO Government Money Market Fund, PIMCO Money Market Fund and PIMCO Treasury Money Market Fund dated March 5, 2009 /36/
	(14)	PIMCO Cayman Commodity Fund I Ltd. Appointment of Agent for Service of Process /20/
	(15)	PIMCO Cayman Commodity Fund II Ltd. Appointment of Agent for Service of Process /29/
	(16)	Transfer Agency and Service Agreement /31/
(i)	Opinion and Consent of Counsel /36/
(j)	Consent of Independent Registered Public Accounting Firm /36/
(k)	Not applicable
(l)	Not applicable

(m)	(1)	Distribution and Servicing Plan for Class A Shares /36/

	(2)	Distribution and Servicing Plan for Class B Shares /36/

	(3)	Distribution and Servicing Plan for Class C Shares /36/

	(4)	Amended and Restated Distribution Plan for Administrative Class Shares /36/

	(5)	Amended and Restated Administrative Services Plan for Administrative Class Shares /36/

	(6)	Form of Shareholder Servicing Agreement /5/

	(7)	Distribution and Servicing Plan for Class J Shares /36/

	(8)	Distribution and Servicing Plan for Class K Shares /36/

	(9)	Form of Distribution and Servicing Plan for Class C Shares of the Short Duration Municipal Income Fund /8/

	(10)	Administrative Services Plan for Advisor Class Shares /36/

	(11)	Distribution Plan for Advisor Class Shares /36/

	(12)	Distribution and Services Plan for Class R Shares /36/

	(13)	Form of Administrative Services Plan for Class P Shares /20/

	(14)	Form of Shareholder Servicing Agreement for Class P Shares /20/

	(15)	Form of Shareholder Servicing Agreement for Class M Shares /33/

(n)		Eighth Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 /29/

(p)	(1)	Code of Ethics for the Registrant /35/

	(2)	Code of Ethics for PIMCO /35/

	(3)	Code of Ethics for Allianz Global Investors Distributors LLC /35/

	(4)	Form of Code of Ethics for Research Affiliates, LLC /15/

*	Power of Attorney /3/
**	Form of Power of Attorney /7/
***	Power of Attorney /34/
****	Power of Attorney /36/

/1/	Filed with Post-Effective Amendment No. 33 to the Registration Statement of PIMCO Advisors Funds (File No. 2-87203) on November 30, 1995, and incorporated by reference herein.

/2/	Filed with Registration Statement on Form N-14 (File No. 333-12871) on September 27, 1996, and incorporated by reference herein.

/3/	Filed with Post-Effective Amendment No. 36 on July 11, 1997, and incorporated by reference herein.

/4/	Filed with Post-Effective Amendment No. 37 on November 17, 1997, and incorporated by reference herein.

/5/	Filed with Post-Effective Amendment No. 40 on March 13, 1998, and incorporated by reference herein.

/6/	Filed with Post-Effective Amendment No. 45 on May 26, 1999, and incorporated by reference herein.

/7/	Filed with Post-Effective Amendment No. 54 on May 18, 2000, and incorporated by reference herein.

/8/	Filed with Post-Effective Amendment No. 65 on April 1, 2002, and incorporated by reference herein.

/9/	Filed with Post-Effective Amendment No. 68 on June 28, 2002, and incorporated by reference herein.

/10/	Filed with Post-Effective Amendment No. 74 on December 30, 2002, and incorporated by reference herein.

/11/	Filed with Post-Effective Amendment No. 86 on October 21, 2003, and incorporated by reference herein.

/12/	Filed with Post-Effective Amendment No. 99 on May 27, 2005, and incorporated by reference herein.

/13/	Filed with Post-Effective Amendment No. 106 on March 29, 2006, and incorporated by reference herein.

/14/	Filed with Post-Effective Amendment No. 117 on October 27, 2006, and incorporated by reference herein.

/15/	Filed with Post-Effective Amendment No. 119 on December 19, 2006, and incorporated by reference herein.

/16/	Filed with Post-Effective Amendment No. 128 on December 14, 2007, and incorporated by reference herein.

/17/	Filed with Post-Effective Amendment No. 129 on February 27, 2008, and incorporated by reference herein.

/18/	Filed with Post-Effective Amendment No. 130 on February 29, 2008, and incorporated by reference herein.

/19/	Filed with Post-Effective Amendment No. 131 on April 10, 2008, and incorporated by reference herein.

/20/	Filed with Post-Effective Amendment No. 133 on April 29, 2008, and incorporated by reference herein.

/21/	Filed with Post-Effective Amendment No. 134 on May 30, 2008, and incorporated by reference herein.

/22/	Filed with Post-Effective Amendment No. 136 on June 24, 2008, and incorporated by reference herein.

/23/	Filed with Post-Effective Amendment No. 138 on July 28, 2008, and incorporated by reference herein.

/24/	Filed with Post-Effective Amendment No. 140 on August 27, 2008, and incorporated by reference herein.

/25/	Filed with Amendment No. 178 on October 1, 2008, and incorporated by reference herein.

/26/	Filed with Amendment No. 180 on October 10, 2008, and incorporated by reference herein.

/27/	Filed with Post-Effective Amendment No. 144 on October 31, 2008, and incorporated by reference herein.

/28/	Filed with Post-Effective Amendment No. 146 on December 17, 2008, and incorporated by reference herein.

/29/	Filed with Post-Effective Amendment No. 147 on December 22, 2008, and incorporated by reference herein.

/30/	Filed with Post-Effective Amendment No. 148 on January 2, 2009, and incorporated by reference herein.

/31/	Filed with Post-Effective Amendment No. 150 on January 26, 2009, and incorporated by reference herein.

/32/	Filed with Amendment No. 191 on February 27, 2009, and incorporated by reference herein.

/33/	Filed with Post-Effective Amendment No. 151 on March 18, 2009, and incorporated by reference herein.

/34/	Filed with Post-Effective Amendment No. 153 on April 13, 2009, and incorporated by reference herein.

/35/	Filed with Post-Effective Amendment No. 157 on June 8, 2009, and incorporated by reference herein.

/36/	Filed herewith.

/37/	To be filed by amendment.

Item 24. Persons Controlled by or Under Common Control With Registrant

The Trust through the CommondityRealReturn Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund I Ltd. (“CRRS Subsidiary”), a company organized under the laws of the Cayman Islands. The CRRS Subsidiary’s financial statements will be included, on a consolidated basis, in the CommodityRealReturn Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the Global Multi-Asset Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund II Ltd. (“GMA Subsidiary”), a company organized under the laws of the Cayman Islands. The GMA Subsidiary’s financial statements will be included, on a consolidated basis, in the Global Multi-Asset Fund’s annual and semi-annual reports to shareholders.

Item 25. Indemnification

Reference is made to Article IV of the Registrant’s Declaration of Trust, which was filed with the Registrant’s initial Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.	Business and Other Connections of Investment Adviser

The directors and officers of PIMCO and their business and other connections are as follows:

Name	Business and Other Connections

Adatia, Tina	Vice President, PIMCO.

Afrasiabi, Mark S.	Vice President, PIMCO.

Agredano, Carlos	Vice President, PIMCO

Akerberg, Oskar	Vice President, PIMCO.

Allamanis, Georgios	Vice President, PIMCO.

Althof, Michael	Vice President, PIMCO.

Amey, Mike	Executive Vice President, PIMCO and PIMCO Europe Limited.

Ananthanarayanan, Mangala V.	Vice President, PIMCO.

Anctil, Stacie D.	Vice President, PIMCO; Assistant Treasurer, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust, and PIMCO Strategic Global Government Fund, Inc.

Anderson, Joshua M.	Executive Vice President, PIMCO.

Andrews, David S.	Executive Vice President, PIMCO.

Anochie, Kwame A.	Vice President, PIMCO.

Arnold, Tammie J.	Managing Director, PIMCO.

Arora, Amit	Senior Vice President, PIMCO. Formerly Executive Director, J.P. Morgan.

Asay, Susan	Vice President, PIMCO.

Avancini, Joerg	Vice President, PIMCO.

Baker, Brian P.	Managing Director, PIMCO.

Balls, Andrew Thomas	Executive Vice President, PIMCO. Formerly Chief U.S. Economics Correspondent, The Financial Times, Washington.

Bansal, Sharad	Vice President, PIMCO.

Barnes, Donna E.	Vice President, PIMCO.

Beard, Christopher	Vice President, PIMCO.

Beaumont, Stephen B.	Executive Vice President, PIMCO.

Beck, Lee Davison	Senior Vice President, PIMCO. Formerly Senior Vice President, Allianz Global Investors Distributors.

Benson, Sandra M.	Vice President, PIMCO.

Benz II, William R.	Managing Director, PIMCO.

Ben-Zvi, Kfir	Vice President, PIMCO. Formerly Associate Director, UBS Investment Bank.

Berman, Scott	Senior Vice President. Formerly Vice President, JPMorgan Chase Proprietary Positioning Business.

Name	Business and Other Connections

Berndt, Andreas	Senior Vice President, PIMCO.

Bertolo, Matteo	Vice President, PIMCO.

Bhansali, Vineer	Managing Director, PIMCO.

Bierman, Dave H.	Vice President, PIMCO.

Bishop, Gregory A.	Executive Vice President, PIMCO.

Blair, David James	Senior Vice President, PIMCO. Formerly Vice President, Nuveen Investments.

Blau, Volker	Executive Vice President, PIMCO.

Blomenkamp, Felix	Senior Vice President, PIMCO.

Blute, Ryan Patrick	Vice President, PIMCO.

Bodereau, Philippe	Senior Vice President, PIMCO.

Boehm, Timo	Vice President, PIMCO.

Bolton, Laurence Edwin	Vice President, PIMCO. Formerly Senior Associate, Dechert LLP.

Bosomworth, Andrew	Executive Vice President, PIMCO.

Boyd, C Robert	Vice President, PIMCO.

Brandl, Michael	Vice President, PIMCO.

Braun, David L.	Senior Vice President, PIMCO. Formerly Executive Vice President and Chief Risk Officer, The Hartford - Hartford Investment Management Co.

Brenner, Matthew H.	Vice President, PIMCO.

Bridwell, Jennifer S	Executive Vice President, PIMCO. Formerly Senior Account Executive, Fannie Mae.

Brittain, WH Bruce	Executive Vice President, PIMCO.

Broadwater, Kevin M.	Senior Vice President, PIMCO. Formerly Counsel, Seward & Kissel.

Brons, Jelle	Vice President, PIMCO.

Brown, Erik C.	Senior Vice President, PIMCO. Assistant Treasurer, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Brune, Christopher P.	Vice President, PIMCO.

Bui, Giang H.	Senior Vice President, PIMCO.

Burdian, Michael R.	Vice President, PIMCO.

Burns, Michael A.	Senior Vice President, PIMCO and PIMCO Europe Limited.

Burns, Robert	Vice President, PIMCO. Formerly Senior Director, Freddie Mac.

Name	Business and Other Connections

Byer, Jeffrey A.	Vice President, PIMCO. Formerly Vice President, JPMorgan Chase & Co.

Callin, Sabrina C.	Executive Vice President, PIMCO. Vice President, StocksPLUS Management, Inc.

Caltagirone, Christopher	Vice President, PIMCO.

Cantrill, Elizabeth D.	Vice President, PIMCO.

Carnachan, Robert Scott	Senior Vice President, PIMCO and PIMCO Asia PTE Limited.

Cavalieri, John R.	Senior Vice President, PIMCO.

Chen, Wing-Harn	Vice President, PIMCO. Formerly Director/Senior Analyst, ABN AMRO Inc.

Cheng, Audrey	Vice President, PIMCO. Formerly Associate, Morrison & Foerster, LLP.

Chin, Tracy	Vice President, PIMCO and PIMCO Asia PTE Limited.

Chipp, William	Vice President, PIMCO.

Chopra, Amit	Vice President, PIMCO.

Clarida, Richard H	Executive Vice President, PIMCO. Formerly Chief Economic Strategist, Clinton Group Investment Advisors.

Clark, Raymond Matthew	Vice President, PIMCO.

Clarke, James Robert	Vice President, PIMCO.

Colasuonno, Richard T.	Vice President, PIMCO.

Colter Jr. Eugene M.	Senior Vice President, PIMCO. Formerly Editorial Director, Peppercorn.

Conseil, Cyrille R.	Executive Vice President, PIMCO.

Cooke, Anthony H.	Vice President, PIMCO.

Cornelius, Darryl P.	Vice President, PIMCO.

Cortes Gonzalez, Ana	Vice President, PIMCO. Formerly Portfolio Manager, Commerzbank AG.

Crescenzi, Anthony	Senior Vice President, PIMCO. Formerly Chief Bond Market Strategist, Partner and Chairman Miller Tabak Asset Management.

Cressy, Jonathan B.	Senior Vice President, PIMCO.

Cumby III, Williams S.	Vice President, PIMCO. Formerly Trader, CMBS Capital Markets Desk.

Cummings, John B.	Executive Vice President, PIMCO.

Cupps, Wendy W.	Managing Director, PIMCO.

Dada, Suhail H.	Executive Vice President, PIMCO.

Dahlhoff, Juergen	Vice President, PIMCO.

Domodaran, Kumaran	Senior Vice President, PIMCO. Formerly Senior Vice President, Lehman Brothers.

Danielsen, Birgitte	Vice President, PIMCO.

Darling, James	Senior Vice President, PIMCO. Formerly, Vice President, Desjardins Securities Inc.

Das, Aniruddha	Vice President, PIMCO.

David, Evan A.	Vice President, PIMCO.

Davies, Mark	Executive Vice President, PIMCO. Formerly, Head of Fixed Income and Member of Executive Committee, SAC Capital Advisors LLC.

Dawson, Craig A.	Managing Director, PIMCO.

De Bellis, Mary	Vice President, PIMCO.

De Leon, William	Executive Vice President, PIMCO. Formerly Portfolio Manager, Ellington Management Group.

De Lorenzo, Nicola A.	Vice President, PIMCO.

Devlin, Edward	Executive Vice President, PIMCO.

Name	Business and Other Connections

Dialynas, Chris P.	Managing Director, PIMCO.

Dilek, Burcin	Vice President, PIMCO.

Dittrich, Honno	Vice President, PIMCO. Formerly Vice President, DWS Holdings & Service GmbH

Dombrovsky, Anton	Vice President, PIMCO.

Dorff, David J.	Senior Vice President, PIMCO.

Dorrian, Peter G.	Senior Vice President, PIMCO. Formerly Managing Director, Financial Consulting Svcs Pty, LTD.

Dorsten, Matthew P.	Vice President, PIMCO.

Dugan, Travis J.	Vice President, PIMCO.

Durham, Jennifer E.	Senior Vice President, PIMCO and Chief Compliance Officer, PIMCO Funds and PIMCO Variable Insurance Trust.

Dutta, Manish	Vice President, PIMCO.

Edler, Vernon	Vice President, PIMCO.

Edwards, Ben M.	Vice President, PIMCO.

Eedes, Linda	Vice President, PIMCO.

El-Erian, Mohamed A.	Managing Director and Chief Executive Officer PIMCO. Senior Vice President, the Trust and PIMCO Variable Insurance Trust. Formerly President and CEO of Harvard Management Co.

Ellis, Edward L.	Vice President, PIMCO.

Eltz, Antoinette	Vice President, PIMCO and PIMCO Europe Limited.

Emons, Ben	Senior Vice President, PIMCO. Formerly Vice President/Portfolio Manager, Nuveen Investments LLC

England, Jason S.	Vice President, PIMCO.

Estep, Bret W.	Vice President, PIMCO.

Evans, Stefanie D.	Vice President, PIMCO.

Fan, Derek Chung L.	Vice President, PIMCO.

Feeny, Martin E.	Vice President, PIMCO.

Fejdasz, Melissa A.	Vice President, PIMCO.

Ferber, Steven E.	Senior Vice President, PIMCO. Formerly Executive Vice President, AST Capital Trust Company of Delaware.

Fields, Robert A.	Senior Vice President, PIMCO.

Finkenzeller, Thomas	Vice President, PIMCO.

Fisher III, David N.	Executive Vice President, PIMCO. Formerly Managing Director, Halbis Capital Management.

Fisher, Marcellus M.	Senior Vice President, PIMCO.

Name	Business and Other Connections

Flattum, David C.	Managing Director, General Counsel, PIMCO. Chief Legal Officer, the Trust and PIMCO Variable Insurance Trust. Formerly Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Foong, Hock Meng	Executive Vice President, PIMCO. Formerly Managing Director, Bank Pictet & CHE (Asia) Ltd.

Forsyth, Andrew C.	Vice President, PIMCO. Formerly Regional Director, Russell Investment Group.

Fournier, Joseph A.	Senior Vice President, PIMCO.

Fowler, Ellen	Vice President, PIMCO.

Foxall, Julian	Senior Vice President, PIMCO.

Frisch, Ursula T.	Senior Vice President, PIMCO.

Fuhrmann, Dorothy J.	Executive Vice President, PIMCO. Formerly Managing Director, Lehman Brothers International.

Fulford III, Richard F.	Executive Vice President, PIMCO.

Furusho, Hiroaki	Vice President, PIMCO.

Galli, Leandro J.	Vice President, PIMCO.

Gandolfi, Alessandro	Senior Vice President, PIMCO. Formerly Director, Sanpaolo IMI Group.

Garbuzov, Yuri P.	Senior Vice President, PIMCO.

Garnett, Andrew	Vice President, PIMCO. Formerly Director, UBS Global Asset Management (UK) Limited.

Getter, Christopher T.	Senior Vice President, PIMCO. Formerly Emerging Market Debt Research Analyst, Fidelity Management & Research Co.

Ghosh, Sharad	Vice President, PIMCO.

Gibson, Thomas C.	Vice President, PIMCO.

Gingrich, Robert M.	Vice President, PIMCO.

Giurlani, Gian Luca	Senior Vice President, PIMCO. Formerly Managing Director, Crosby Forsyth.

Gleason, G. Steven	Executive Vice President, PIMCO.

Gomez, Michael A.	Executive Vice President, PIMCO.

Gould, Linda J.	Vice President, PIMCO.

Grabar, Gregory S.	Senior Vice President, PIMCO.

Grady, Myrrha H.	Vice President, PIMCO.

Grandy, Stuart T.	Senior Vice President, PIMCO. Formerly Vice President & Managing Director, MFC Global Investment Management

Graves, Zoya S.	Vice President, PIMCO.

Greer, Robert J.	Executive Vice President, PIMCO.

Griffiths, John	Senior Vice President, PIMCO. Formerly Head of Pension Fund Development, Santander Global Banking & Markets.

Gross, Jared B.	Senior Vice President, PIMCO. Formerly Senior Vice President, Lehman Brothers.

Gross, William H.	Managing Director, Chief Investment Officer and Executive Committee Member, PIMCO. Director and Vice President, StocksPLUS Management, Inc. Senior Vice President of the Trust and PIMCO Variable Insurance Trust.

Name	Business and Other Connections

Gruben, Kristin L.	Vice President, PIMCO.

Grzesik, Marco	Vice President, PIMCO.

Gu, Haidi	Vice President, PIMCO. Formerly Assistant Vice President/Quantitative Analyst, Highland Financial Holdings Group, LLC.

Gupta, Sachin	Senior Vice President, PIMCO.

Gupta, Shailesh	Senior Vice President, PIMCO.

Haaf, Tim	Vice President, PIMCO.

Hagmeier, William Robert	Vice President, PIMCO. Formerly Vice President, Advantus Capital Management.

Hally, Gordon C.	Executive Vice President, PIMCO.

Hardaway, John P.	Executive Vice President, PIMCO. Vice President, StocksPLUS Management, Inc. Treasurer, the Trust, PIMCO Funds and PIMCO Variable Insurance Trust.

Harris, Brent Richard	Managing Director and Executive Committee Member, PIMCO. Director and Vice President, StocksPLUS Management, Inc. Trustee and Chairman of the Trust, and PIMCO Variable Insurance Trust and PIMCO Funds. President, the Trust, the Trust and PIMCO Variable Insurance Trust. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II.

Harumi, Kazunori	Executive Vice President, PIMCO.

Hasegawa, Tamotsu	Senior Vice President, PIMCO. Formerly Product Manager, BlackRock Japan Co., Ltd.

Hastings, Arthur J.	Senior Vice President, PIMCO.

Hauschild, Matthew R.	Vice President, PIMCO.

Hayes, Ray C.	Senior Vice President, PIMCO.

Heimann, Ilan	Senior Vice President, PIMCO.

Helsing, Jeffrey	Senior Vice President, PIMCO.

Heravi, Kaveh C.	Vice President, PIMCO.

Herlan, Hans Joerg	Vice President, PIMCO.

Hockswender, Thomas R.	Vice President, PIMCO. Formerly Executive Director, JP Morgan.

Hodge, Douglas M.	Managing Director, PIMCO.

Hofmann, Richard P.E.	Senior Vice President, PIMCO. Formerly Analyst, Creditsights, Inc.

Holden, Brent L.	Managing Director, PIMCO.

Holloway Jr., Dwight F.	Executive Vice President, PIMCO.

Horne, Jonathan L.	Vice President, PIMCO.

Name	Business and Other Connections

Hsiang, Hwa-Ming	Vice President, PIMCO.

Hu, Gang	Senior Vice President, PIMCO. Formerly Director, Deutsche Bank.

Huerta, Maryam	Vice President, PIMCO.

Hughes, Mark Alan	Senior Vice President, PIMCO. Formerly Financial Analyst, W.R. Huff Asset Mgmt.

Hyman, Daniel Herbert	Senior Vice President, PIMCO. Formerly Vice President, Credit Suisse.

Ing, Terrence	Vice President, PIMCO. Formerly Senior Research Analyst, Wells Fargo Securities Investment Group.

Ivascyn, Daniel J.	Managing Director, PIMCO.

Jacobs, Brian H.	Vice President, PIMCO.

Jacobs IV, Lew W.	Managing Director, PIMCO.

Jann, Juergen	Senior Vice President, PIMCO.

Jelenz King, Silvia	Vice President, PIMCO.

Johnson, Eric D.	Vice President, PIMCO. Formerly Director of Mutual Funds, Wasatch Advisors.

Johnson, Kelly	Vice President, PIMCO.

Johnson, Nicholas, J.	Senior Vice President, PIMCO.

Jones, Jeff	Vice President, PIMCO. Vice President StocksPLUS Management, Inc. Formerly Head of Leadership Assessment & Development Group, HSBC Holding PLC.

Jones, Steven L.	Vice President, PIMCO.

Jordan, Daniel V.	Vice President, PIMCO.

Kakuchi, Tadashi	Vice President, PIMCO.

Kam, Damien J.	Vice President, PIMCO.

Karpov, Natalie	Vice President, PIMCO.

Katz, Ulrich	Senior Vice President, PIMCO.

Kavafyan, Constance	Vice President, PIMCO. Formerly Executive Director, Morgan Stanley.

Keck, Andreas	Senior Vice President, PIMCO.

Kellerhals, Philipp	Vice President, PIMCO.

Kelly, Benjamin Marcus	Vice President, PIMCO.

Kersman, Alec	Vice President, PIMCO.

Kezelman, Jason M.	Vice President, PIMCO.

Kiesel, Mark R.	Executive Vice President, PIMCO.

Kim, Aaron	Vice President, PIMCO. Formerly, Executive Director and Counsel, JPMorgan Chase Bank N.A.

Kim, Lisa	Vice President, PIMCO.

Name	Business and Other Connections

King Jr., John Stephen	Senior Vice President, PIMCO. Vice President, Senior Counsel, and Secretary, the Trust and PIMCO Variable Insurance Trust.

King, Stephanie Lorraine	Executive Vice President, PIMCO.

Kingston, Rafer A.	Vice President, PIMCO.

Kirkbaumer, Steven P.	Senior Vice President, PIMCO.

Kirkowski, John J.	Vice President, PIMCO.

Kishimoto, Yayoi	Vice President, PIMCO.

Komatsu, Mitsuaki	Senior Vice President, PIMCO.

Korinke, Kimberley Grace	Vice President, PIMCO.

Korinke, Ryan P.	Vice President, PIMCO.

Kressin, Thomas	Senior Vice President, PIMCO.

Kuhner, Kevin D.	Senior Vice President, PIMCO.

Kumar, Mukund	Vice President, PIMCO.

Lackey, Warren M.	Senior Vice President, PIMCO.

Lang, Eddie	Vice President, PIMCO.

Larsen, Henrik P.	Senior Vice President, PIMCO. Vice President, the Trust and PIMCO Variable Insurance Trust.

LeBrun Jr., Richard R.	Vice President, PIMCO. Assistant Secretary, StocksPLUS Management, Inc. Formerly Associate, Ropes & Gray, LLP.

Lee, Alvin Lip Sin	Vice President, PIMCO.

Lee, Robert Ru-Bor	Vice President, PIMCO.

Lehavi, Yanay	Senior Vice President, PIMCO.

Leong, Chon-Ian	Vice President, PIMCO.

Leong, Foong C.	Vice President, PIMCO.

Lettich, Bruno J.	Executive Vice President, PIMCO. Former Managing Director, Merrill Lynch & Co.

Li, Ji	Senior Vice President, PIMCO. Formerly, Vice President, Goldman Sachs.

Li, Li	Vice President, PIMCO.

Lian, Chia Liang	Vice President, PIMCO. Formerly Vice President, JP Morgan Chase Bank.

Lilly III, Frederick V.	Vice President, PIMCO. Formerly Vice President, Portfolio Manager, The Bank of New York.

Linder, Astrid	Vice President, PIMCO.

Linke, Gordon F.	Senior Vice President, PIMCO. Formerly Strategic Account Manager, Barclays Global Investors.

Liwski, Michael V.	Vice President, PIMCO.

Lofdahl, Christopher F.	Vice President, PIMCO.

Loh, Cynthia E. Yue-Ling	Vice President, PIMCO.

Name	Business and Other Connections

Loh, John J.	Vice President, PIMCO.

Long, Hui	Vice President, PIMCO. Formerly Vice President Countrywide Financial Corp.

Lopez, Joy L.	Vice President, PIMCO.

Lopez, Rafael A.	Senior Vice President, PIMCO. Formerly Vice President, State Street.

Loriferne, Matthieu H. F.	Vice President, PIMCO.

Louanges, Matthieu	Executive Vice President, PIMCO.

Love, David B.	Vice President, PIMCO. Formerly Director, Treesdale Partners, LLC.

Lowe, Erika Hayflick	Vice President, PIMCO. Formerly Vice President, JP Morgan.

Lown, David C.	Managing Director, PIMCO.

Ludwig, Steven	Senior Vice President, PIMCO. Formerly Director, Pershing LLC.

Mak, Richard	Senior Vice President, PIMCO.

Mandy, Alain	Vice President, PIMCO. Formerly Audit Senior Manager/Director, PricewaterhouseCoopers.

Manseau, Chantal Marie-Helene	Vice President, PIMCO.

Martel, Rene	Vice President, PIMCO.

Martin, Scott W.	Senior Vice President, PIMCO.

Martini, Nadege	Vice President, PIMCO.

Masanao, Tomoya	Executive Vice President, PIMCO.

Mather, Scott A.	Managing Director, PIMCO.

Mayershofer, Veronika	Vice President, PIMCO.

Mazzocchi, Bettina E.	Vice President, PIMCO. Formerly Vice President, Morgan Stanley.

McCann, Patrick Murphy	Vice President, PIMCO.

McCray, Mark V.	Managing Director, PIMCO.

McCulley, Paul A.	Managing Director, PIMCO.

McDevitt, Joseph V.	Managing Director, PIMCO. Director and Chief Executive Officer, PIMCO Europe Limited. Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited.

Mead, Robert	Executive Vice President, PIMCO.

Meggers, Julie Ann	Senior Vice President, PIMCO.

Merz, Frederic	Vice President, PIMCO.

Metsch, Mark E.	Vice President, PIMCO.

Mewbourne, Curtis A.	Managing Director, PIMCO.

Meyn, Cynthia L.	Senior Vice President, PIMCO. Formerly Managing Director, Morgan Stanley.

Micali, Carlo	Vice President, PIMCO. Formerly Financial Analyst, Perlinski & Co.

Mierau, Kristion T.	Vice President, PIMCO.

Mieth, Roland	Vice President, PIMCO. Formerly Emerging Markets Marketer / Structure, JP Morgan.

Miller Jr., Kendall P.	Senior Vice President, PIMCO.

Name	Business and Other Connections

Miller, John M.	Executive Vice President, PIMCO.

Millimet, Scott A.	Executive Vice President, PIMCO.

Milo, Davida J.	Senior Vice President, PIMCO.

Minaki, Haruki	Executive Vice President, PIMCO. Formerly Vice President, JP Morgan Partners.

Mitchell, Gail	Senior Vice President, PIMCO.

Mittal, Mohit	Vice President, PIMCO.

Moeljanto, Lanny H.	Vice President, PIMCO.

Mogelof, Eric J.	Senior Vice President, PIMCO.

Molloy, Carol	Vice President, PIMCO. Formerly Consultant, Fidelity International.

Monson, Kristen S.	Executive Vice President, PIMCO.

Moore, James F.	Executive Vice President, PIMCO.

Morena, Robert	Senior Vice President, PIMCO. Formerly Managing Director, JPMorgan Asset Management.

Morrison, John E.	Vice President, PIMCO.

Moyer, Stephen G.	Senior Vice President, PIMCO. Formerly Director, Tennenbaum Capital Partners, LLC.

Muehlethaler, Jeffrey Charles	Vice President, PIMCO. Formerly Vice President, Deutsche Bank.

Mukherji, Raja	Senior Vice President, PIMCO. Formerly Senior Research Analyst, Chatham Asset Management.

Mulcahy, Matthew J.	Vice President, PIMCO.

Murano, Yuko	Vice President, PIMCO.

Murata, Alfred T.	Senior Vice President, PIMCO.

Nabors, Robin	Vice President, PIMCO.

Nambimadom, Ramakrishnan S.	Senior Vice President, PIMCO.

Nest, Matthew J.	Vice President, PIMCO.

Ng, Albert K.	Vice President, PIMCO.

Nguyen, Tommy D.	Vice President, PIMCO.

Nicholls, Steven B.	Senior Vice President, PIMCO.

Nieves, Roger O.	Senior Vice President, PIMCO.

Nojima, Sachiko	Vice President, PIMCO.

Norris, John F.	Vice President, PIMCO.

Nunziata, Cristina	Vice President, PIMCO.

O’Connell, Gillian	Senior Vice President, PIMCO.

Name	Business and Other Connections

Okamura, Shigeki	Senior Vice President, PIMCO.

Okuma, Sachiko	Vice President, PIMCO.

Okun, Eric A.	Senior Vice President, PIMCO.

Olazabal, Joshua A.	Vice President, PIMCO. Formerly Consultant, McKinsey & Co.

Oliva, Jennifer L.	Vice President, PIMCO.

Ollenburger, Loren P.	Vice President, PIMCO.

Ong, Arthur Y.D.	Executive Vice President, PIMCO. Secretary, StocksPLUS Management, Inc.

Ongaro, Douglas J.	Executive Vice President, PIMCO.

Osborne, Simon Timothy	Vice President, PIMCO.

Osses, Guillermo Ariel	Senior Vice President, PIMCO. Formerly Director, Barclays Capital.

Otterbein, Marie S.	Vice President, PIMCO.

Otterbein, Thomas J.	Managing Director, PIMCO.

Ozeki, Koyo	Executive Vice President, PIMCO. Formerly Senior Advisor, Nomura Securities.

Padmanabhan, Lalantika	Vice President, PIMCO.

Pagani, Lorenzo P.	Senior Vice President, PIMCO.

Parikh, Bijaly	Vice President, PIMCO.

Parikh, Saumil H.	Executive Vice President, PIMCO.

Park, Jung	Executive Vice President, PIMCO. Formerly Senior Managing Director, Bear Stearns Asia Limited.

Paulson, Bradley W.	Executive Vice President, PIMCO.

Pejavar, Sheila M.	Vice President, PIMCO.

Perez, Iohan	Vice President, PIMCO.

Perez, Keith	Senior Vice President, PIMCO.

Philipp, Elizabeth M.	Executive Vice President, PIMCO.

Phillipson, Daniel	Vice President, PIMCO.

Pimentel, Rudolph	Senior Vice President, PIMCO.

Pittman, David J.	Senior Vice President, PIMCO.

Pont, Nicholas J.	Vice President, PIMCO.

Porterfield, Mark J.	Executive Vice President, PIMCO.

Posch, Brigitte	Executive Vice President, PIMCO. Formerly Managing Director, Deutsche Bank.

Pothalingam, Ketishwaran S.	Senior Vice President, PIMCO. Formerly Credit Fund Manager, Threadneedle Asset Management.

Potthof, Axel	Senior Vice President, PIMCO.

Powers, William C.	Managing Director, PIMCO.

Pricer, Jesse L.	Vice President, PIMCO.

Putnicki, Matthew S.	Vice President, PIMCO.

Putyatin, Vladyslav	Senior Vice President, PIMCO. Formerly Director, Deutsche Bank AG.

Qiao, Yi	Vice President, PIMCO.

Qiu, Ying	Vice President, PIMCO. Formerly, Portfolio Manager, ING Investment Management.

Qu, Wendong	Senior Vice President, PIMCO.

Rahari, Pierre-Yves	Vice President, PIMCO. Formerly Senior Associate, Morgan Stanley Investment Management (Luxembourg).

Rahmin, Lupin	Vice President, PIMCO. Formerly Division Chief, Policy Development and Review.

Ratner, Joshua D.	Vice President, PIMCO. Assistant Secretary, the Trust and PIMCO Variable Insurance Trust. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

Name	Business and Other Connections

Ravano, Emanuele	Managing Director, PIMCO.

Reimer, Danelle J.	Vice President, PIMCO.

Reimer, Ronald M.	Senior Vice President, PIMCO.

Reisz, Paul W.	Senior Vice President, PIMCO.

Repoulis, Yiannis	Senior Vice President, PIMCO.

Rice, Thomas Edmund	Senior Vice President, PIMCO.

Riendeau, Kevin	Vice President, PIMCO. Formerly Vice President, Morgan Stanley.

Rodosky, Stephen A.	Executive Vice President, PIMCO.

Rogers, William A.	Vice President, PIMCO.

Rollins, Melody	Senior Vice President, PIMCO.

Romano, Mark A.	Senior Vice President, PIMCO.

Rowe, Cathy T.	Vice President, PIMCO.

Rudolph, Lynn	Vice President, PIMCO. Formerly Head of Human Resources, ING.

Ruthen, Seth R.	Executive Vice President, PIMCO.

Sakane, Yoshiyuki	Vice President, PIMCO.

Salastekar, Deepa A.	Vice President, PIMCO. Formerly Managing Director, Bear, Stearns & Co., Inc.

Sargent, Jeffrey M.	Executive Vice President, PIMCO, Senior Vice President of the Trust and PIMCO Variable Insurance Trust.

Schaus, Stacy Leigh	Senior Vice President, PIMCO. Formerly Principal, Hewitt Associates.

Schneider, Jerome M.	Executive Vice President, PIMCO. Formerly Senior Managing Director, Bear, Stearns & Co., Inc.

Schuetz, Patricia Ann	Vice President, PIMCO. Formerly Director, Credit Suisse Asset Management.

Schulist, Stephen O.	Senior Vice President, PIMCO.

Schultes, Adrian O.	Vice President, PIMCO. Formerly Regional Director, Ibbotson Associates.

Name	Business and Other Connections

Schwab, Gerlinde	Vice President, PIMCO.

Schwab, Stephen D.	Vice President, PIMCO. Formerly Vice President, Fidelity Investments

Schwetz, Myckola	Vice President, PIMCO.

Scibisz, Iwona E.	Vice President, PIMCO.

Scott, Brad Charles	Senior Vice President, PIMCO. Formerly Executive Director, JPMorgan.

Scorah, Ian	Vice President, PIMCO. Formerly Senior Investment Lawyer, Morley Fund Management Limited.

Sejima, Toru	Vice President, PIMCO.

Seksaria, Rahul M.	Vice President, PIMCO.

Senne, Verena	Senior Vice President, PIMCO.

Serafino Jr., George P.	Vice President, PIMCO.

Sesay, Therenah	Vice President, PIMCO.

Shah, Sapna K.	Vice President, PIMCO.

Shaw, Matthew D.	Vice President, PIMCO.

Sheehy, Erica H.	Vice President, PIMCO.

Shepherd, Julie M.	Vice President, PIMCO.

Shiroyama, Taro	Vice President, PIMCO.

Short, Jonathan D.	Executive Vice President, PIMCO. Formerly Senior Vice President, Putnam Investments.

Simon, W. Scott	Managing Director, PIMCO.

Singal, Alka	Vice President, PIMCO.

Skobtsov, Ivan	Senior Vice President, PIMCO.

Smith, Kenton Todd	Senior Vice President, PIMCO. Formerly Vice President, First Horizon.

Somersan-Coqui, Aylin	Vice President, PIMCO.

Sonner, Michael	Senior Vice President, PIMCO.

Soto, Alyssa Michele	Vice President, PIMCO.

Spajic, Luke	Senior Vice President, PIMCO. Formerly Proprietary Trader, Goldman Sachs.

Spalding, Scott M.	Senior Vice President, PIMCO.

Spandri, Tobias	Vice President, PIMCO.

Spicijaric, Jennifer N.	Vice President, PIMCO.

Springer, Jeffrey	Senior Vice President, PIMCO.

Stack, Candice E.	Vice President, PIMCO.

Staub, Christian M.

Stauffer, Christina	Vice President, PIMCO.

Steele, Scott Patrick	Senior Vice President, PIMCO. Formerly Chief Investment Officer, BMO Mutual Funds.

Stracke, Thibault C.	Executive Vice President, PIMCO. Formerly Senior Credit Strategist, CreditSights.

Strauch, Joel Edward	Senior Vice President, PIMCO.

Stravato, Richard	Vice President, PIMCO.

Streiff, Thomas F.	Executive Vice President, PIMCO. Formerly Managing Director, UBS Investment Bank.

Name	Business and Other Connections

Strelow, Peter G.	Executive Vice President, PIMCO.

Struc, Alexandru	Vice President, PIMCO.

Sun, Hao	Vice President, PIMCO. Formerly Director, ING Bank, Hong Kong.

Suo, Yuanyuan	Vice President, PIMCO. Formerly Portfolio Manager/Strategist, An Equity Market Neutral Hedge Fund.

Suskind, Donald W.	Vice President, PIMCO. Chief Financial Officer, StocksPLUS Management Inc.

Taborsky, Mark A.	Executive Vice President, PIMCO. Formerly Managing Director of External Management, Harvard Management Company.

Takano, Makoto	Managing Director, PIMCO.

Takeuchi, Ichiro	Vice President, PIMCO.

Takizuka, Hikaru	Vice President, PIMCO.

Tam, Joe	Vice President, PIMCO.

Tamura, Mairo	Vice President, PIMCO. Formerly Manager, AIG Japan Capital Investment Co., Ltd.

Tarman, Daniel	Executive Vice President, PIMCO.

Telish, Christine M.	Vice President, PIMCO.

Terry, Michael A.	Vice President, PIMCO. Formerly Vice President, Morgan Stanley.

Tersin, Dominique	Vice President, PIMCO.

Theodore, Kyle J.	Senior Vice President, PIMCO.

Thompson, Michael Frazier	Senior Vice President, PIMCO. Formerly Client Service Executive, WAMCO.

Thompson, William S.	Chief Executive Officer, Managing Director and Executive Committee Member, PIMCO. Director and President, StocksPLUS Management, Inc. Senior Vice President, the Trust and PIMCO Variable Insurance Trust.

Thurston, Powell C.	Senior Vice President, PIMCO.

To, Steven P.	Vice President, PIMCO.

Toloui-Tehrani, Ramin	Executive Vice President, PIMCO. Formerly Director, Office of the Western Hemisphere, U.S. Department of Treasury.

Tomlinson, Brian	Vice President, PIMCO.

Tournier, Eve	Executive Vice President, PIMCO. Formerly Managing Director, Deutsche Bank AG.

Traber, Eva-Maria	Executive Vice President, PIMCO.

Tran, Loc K.	Vice President, PIMCO.

Tredwell, Alonzo S.	Vice President, PIMCO.

Trevithick, Natalie	Senior Vice President, PIMCO. Formerly Credit Trader, Barclays Capital.

Trovato, Michael J.	Vice President, PIMCO.

Tsubota, Shiro	Senior Vice President, PIMCO. Formerly Head of Asset Mgmt Advisory, Deutsche Securities Ltd, Tokyo.

Tyson, Richard E.	Executive Vice President, PIMCO.

Tzemach, Y. Gayle	Vice President, PIMCO.

Upadhyay, Nishant	Vice President, PIMCO.

Name	Business and Other Connections

Vallarta-Jordal, Maria-Theresa F.	Senior Vice President, PIMCO.

Vames, Steven	Vice President, PIMCO.

van Akkeren, Marco	Senior Vice President, PIMCO. Formerly Vice President, Goldman Sachs & Co.

van Bezooijen, Jeroen	Senior Vice President, PIMCO. Formerly Executive Director, Goldman Sachs.

van De Zilver, Peter A.	Vice President, PIMCO.

van Heel, Marc	Executive Vice President, PIMCO.

van Zoelen, Henk Jan	Senior Vice President, PIMCO. Formerly Investment Consultant, Watson Wyatt.

Veit, Konstantin	Vice President, PIMCO.

Velasco, Christine Ann	Vice President, PIMCO.

Velicer, Erik A.	Vice President, PIMCO.

Viana, David	Senior Vice President, PIMCO.

von der Linden, Greg	Vice President, PIMCO. Formerly Senior Vice President, Bank of America.

Wada, Hiromi	Senior Vice President, PIMCO. Formerly Vice President, Cititrust & Banking Corporation.

Walenbergh, Mark	Vice President, PIMCO.

Walker, Trent W.	Senior Vice President, PIMCO and Assistant Treasurer PIMCO Funds and PIMCO Variable Insurance Trust. Formerly Senior Manager, Pricewaterhouse Coopers.

Walsh, Lauren R.	Vice President, PIMCO.

Walther, Kasten	Vice President, PIMCO.

Ward, Jim	Executive Vice President, PIMCO.

Warner IV, Hansford B.	Vice President, PIMCO.

Watchorn, Michael	Senior Vice President, PIMCO. Formerly Managing Director, Oaktree Capital Management/Trust Company of the West.

Watford, Charles	Vice President, PIMCO.

Weil, Richard M.	Managing Director, PIMCO. Trustee of the Trust, PIMCO Variable Insurance Trust, and PIMCO ETF Trust.

Weinberger, Michele Deborah	Vice President, PIMCO. Formerly Vice President, Goldman Sachs Asset Mgmt.

Wendler IV, Paul F.	Vice President, PIMCO.

Werber, Keith A.	Vice President, PIMCO. Formerly Vice President, Countrywide Securities Corporation.

White, Timothy C.	Senior Vice President, PIMCO.

Whitewolf, Lance E.	Vice President, PIMCO.

Whitton, Bransby M.	Senior Vice President, PIMCO.

Wild, Christian	Senior Vice President, PIMCO.

Wildermuth, Paul T.	Vice President, PIMCO.

Name	Business and Other Connections

Williams III, Charles A	Vice President, PIMCO.

Williams, Jason A.	Vice President, PIMCO.

Wilner, Mitchell W.	Senior Vice President, PIMCO. Formerly Director/Senior Trader, Mason Street Advisors, LLC.

Wilson, John F.	Executive Vice President, PIMCO.

Wilson, Susan L.	Executive Vice President, PIMCO.

Winters, Kevin M.	Vice President, PIMCO.

Witt, Frank	Senior Vice President, PIMCO.

Wittkop, Andrew T.	Vice President, PIMCO.

Wolf, Greggory S.	Vice President, PIMCO.

Wong, Tammy Nguyen	Vice President, PIMCO.

Wood, George H.	Executive Vice President, PIMCO.

Worah, Mihir P.	Managing Director, PIMCO.

Xu, Jianghua	Vice President, PIMCO.

Yamamoto, Shinichi	Senior Vice President, PIMCO.

Yang, Jing	Vice President, PIMCO. Formerly Structurer, Morgan Stanley.

Yasnov, Vadim I.	Vice President, PIMCO.

Yildiz, Sadettin	Vice President, PIMCO.

Yip, Jonathon	Vice President, PIMCO.

Yoon, Kenneth G.	Vice President, PIMCO.

Young, Robert O.	Executive Vice President, PIMCO. Formerly Managing Director, Global Capital Markets.

Yu, Anna W.	Vice President, PIMCO.

Yu, Cheng-Yuan	Executive Vice President, PIMCO.

Yu, Walter	Vice President, PIMCO.

Zerner, Mary	Vice President, PIMCO. Formerly Senior Vice President, Lazard Asset Management Limited - London.

Zhang, Ji Sheng	Vice President, PIMCO.

Zhu, Changhong	Managing Director, PIMCO.

The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

The address of Allianz Global Investors of America L.P. is 680 Newport Center Drive, Newport Beach, CA 92660.

The address of Allianz Global Investors Distributors LLC is 1345 Avenue of the Americas, New York, New York, 10105.

The address of PS Business Parks, Inc. is 701 Western Avenue, Glendale, CA 91201.

The directors and officers of Research Affiliates LLC (“Research Affiliates”) and their business and other connections are as follows:

Name	Business and Other Connections
Arnott, Robert D.	Founder, Chairman, Chief Executive Officer, Research Affiliates, LLC.

Harkins, Daniel M	Associate Director, Investment Operations, Research Affiliates, LLC

Hennessy, David	Managing Director, Marketing, Research Affiliates, LLC

Hsu, Jason	Managing Director, Chief Investment Officer, Research Affiliates, LLC

Nesbit, Janine	Managing Director, Chief Legal Officer and Chief Compliance Officer, Research Affiliates, LLC

Larsen, Michael	Associate Director., Affiliate Relations, Research Affiliates, LLC

Li, Feifei	Director, Research, Research Affiliates, LLC

Sherrerd, Katy	Managing Director, Chief Operating Officer, Research Affiliates, LLC

West, John	Director, Marketing & Client Services, Research Affiliates, LLC
The address of Research Affiliates, LLC is 620 Newport Center Drive, Newport Beach, California, 92660.

Item 27.	Principal Underwriters

(a)	Allianz Global Investors Distributors LLC (the “Distributor”) serves as Distributor of Shares of the Trust. The Distributor also acts as the principal underwriter for the Allianz Funds. The Distributor is an indirect subsidiary of Allianz Global Investors of America L.P.

(b)

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Aarts, Erik M.	Managing Director	None

Albanese, Isabella	Vice President	None

Anders, Michael L.	Vice President	None

Aronovitz, Jill L.	Vice President	None

Aymond, Colin C.	Senior Vice President	None

Bechor, David	Vice President	None

Berge, Wendy	Senior Vice President	None

Biggers, Clark H.	Vice President	None

Brannan, Mike	Senior Vice President	None

Brennan, Deborah P.	Vice President, Compliance Officer	None

Brenes, Jennifer Ann	Vice President	None

Brown, Matt	Senior Vice President	None

Bruce, Fred	Senior Vice President	None

Bulman, Bryce B.	Senior Vice President	None

Burke, Martin	Senior Vice President	None

Callinan, Richard E.	Senior Vice President	None

Cardillo, John T.	Vice President	None

Carroll, Catherine M.	Vice President	None

Caroll, John	Managing Director	None

Casenhiser, Christopher A.	Senior Vice President	None

Chnatwal, Inderjits	Vice President	None

Chung, Alice W.	Vice President	None

Clark, Kevin	Vice President	None

Colombo, Cindy	Vice President	None

Conlon, Rosemary T.	Vice President	None

Cotten, Lesley	Vice President, Senior Copywriter	None

Cox, Ira W.	Senior Vice President	None

Dane, Stephen J.	Senior Vice President	None

Davidson, Kellie E.	Assistant Secretary	None

DeBlasio, Kerry M.	Vice President	None

DeCicco, Lucianne	Vice President	None

DeNicolo, Paul	Senior Vice President	None

Dewar Neil I.	Senior Vice President	None

Dieterle, Sean W.	Vice President	None

Dietrich, Marc R.	Vice President	None

Deitsch, Chaya S.	Vice President	None

Douvogiannis, Martha	Vice President	None

Downing, Eric D.	Senior Vice President	None

Eleccion Joseph F.	Vice President	None

Ellis, Michelle N.	Vice President	None

Farrell, James C.	Vice President	None

Fessel, Jonathan P.	Senior Vice President	None

Francis, Christopher D.	Vice President	None

Frank, Megan L.	Vice President	None

Frederick, David G.	Vice President	None

Gaffrey, Brian J.	Managing Director and Chief Executive Officer	None

Gallagher, Michael J.	Senior Vice President	None

Galsim, Linda Shuen	Vice President	None

Georgiou, Patrice	Vice President	None

Gengo, Joseph	Senior Vice President	None

Gibbons, Michaela A.	Senior Vice President	None

Gray, Ronald H.	Senior Vice President	None

Hally, Dan	Senior Vice President	None

Hammond, Ned	Senior Vice President	None

Harrington, John	Vice President	None

Harry, Seon L.	Vice President	None

Hart, Jonathan C.	Senior Vice President	None

Hartnett, James T.	Vice President	None

Healey, William V.	Executive Vice President, Chief Legal Officer, Secretary	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant

Higgins, Timothy J.	Senior Vice President	None

Hoffmann, Christopher	Executive Vice President	None

Hooper, Kristina	Executive Vice President	None

Horan, Christopher	Senior Vice President	None

Howell, Steve	Vice President	None

Hui, Renee W.	Vice President	None

Hussey, John B.	Senior Vice President	None

Ip, Eileen	Vice President	None

Jettelson, Teresa	Vice President	None

Jobson, David B.	Executive Vice President	None

Kanode, Dustin	Vice President	None

Kervabon, Rose	Vice President	None

Kirk, Richard	Senior Vice President, Associate General Counsel	None

Klawitter, Patricia	Vice President	None

Klepacki, Jeffrey G.	Senior Vice President	None

Knaus, Bryan M.	Vice President	None

Knauss, Michael J.	Senior Vice President	None

Kobata, Matthew T.	Senior Vice President	None

Koth, Matthew A.	Vice President	None

Kravetzky, Leslie S.	Senior Vice President	None

Laut, Stephen	Senior Vice President	None

Leahy O’Connor, Brooke	Senior Vice President	None

Lewis, Robert J.	Senior Vice President	None

Lynch, William E.	Senior Vice President, Divisional Sales Manager	None

Lyons, James F.	Senior Vice President	None

Maag, Troy C.	Vice President	None

Macey, James D.	Vice President	None

Maher, John	Vice President	None

Maloney, Andy	Senior Vice President	None

Maher, Sean P.	Vice President	None

Martin, Colleen	Chief Financial Officer, Financial Operations Principal, Senior Vice President and Controller	None

Matos, Gabriel	Vice President	None

McAdams, Ann	Senior Vice President	None

McCarthy, Peter J.	Senior Vice President	None

McGeever, Kimberly	Vice President	None

McMenamin, Joseph T.	Senior Vice President	None

Meyer, Wayne	Senior Vice President	None

Meyers, Andrew J.	Managing Director, Chief Operating Officer	None

Minnix, Joseph P.	Vice President	None

Misata, William A.	Vice President	None

Moxon, John G.	Vice President	None

Moyer, Fiora N.	Senior Vice President	None

Murphy, George	Senior Vice President	None

Murphy, Gregory J.	Senior Vice President	None

Murphy, Kerry A.	Senior Vice President	None

Neugebauer, Phil J.	Managing Director	None

Nguyen, Vinh T.	Senior Vice President, Treasurer	None

Nickodemus, Paul R.	Senior Vice President	None

Nishimi, Ryne A.	Senior Vice President	None

Nizzardo, Jeffrey P.	Vice President	None

Ohstrom, Debra C.	Vice President	None

Orr, Kelly	Senior Vice President	None

Pearlman, Joffrey H.	Senior Vice President	None

Peluso, Ralph A.	Senior Vice President	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant

Pisapia, Glynne	Senior Vice President	None

Plump, Steven B.	Executive Vice President	None

Poplarski, Greg H.	Vice President	None

Prendergast, Shivaun C.	Vice President	None

Prinstein, Peter M.	Vice President	None

Puntoriero, Michael J.	Managing Director	CFO

Quigley, Jennifer	Senior Vice President	None

Quirk, Joseph S.	Executive Vice President	None

Rheingold, Joni H.	Senior Vice President	None

Rial, Julie	Vice President	None

Riccio, Frank J.	Vice President	None

Ridolfo, Francis N.	Vice President	None

Rokose, Robert J.	Managing Director	None

Rose, Scott	Senior Vice President	None

Rosoff, Jay S.	Managing Director	None

Rotondi, John	Vice President, Chief Compliance Officer	None

Rudman, Stephen M.	Senior Vice President	None

Scanlan, Thomas H.	Senor Vice President	None

Schival, Timothy	Vice President	None

Shanley, Kevin M.	Senior Vice President	None

Siemon, Jr., Frank E.	Senior Vice President	None

Simutis, Christopher T.	Senior Vice President	None

Slattery, Peter L.	Senior Vice President	None

Small, Ernesto	Senior Vice President	None

Smith, Cathy	Executive Vice President	None

Smith Jr., Eugene M.	Senior Vice President	None

Smith, Jeffrey L.	Vice President	None

Smith, Marty	Senior Vice President	None

Sorenson, Linda M.	Senior Vice President	None

Stahl, Cathleen Meere	Senior Vice President	None

Stepanov, Vadim V.	Vice President	None

Stergiou, John J.	Vice President	None

Storlie Steven R.	Vice President	None

Straughn, Ruth A.	Senior Vice President	None

Taha, Raad J.	Vice President	None

Teceno, Fred	Senior Vice President	None

Thomas, Mark G.	Executive Vice President	None

Thomas, Jr., William H.	Managing Director	None

Thompson, Kathleen C.	Senior Vice President	None

Tiedemann Jr., Barrie L.	Senior Vice President	None

Toner, William T.	Senior Vice President	None

Triolo, Richard	Senior Vice President	None

Wagner, Keith C.	Managing Director	None

Warkow, Brenda C.	Senior Vice President	None

Weichbrodt, Austin A.	Vice President	None

Welker, Steve J.	Senior Vice President	None

Whitehouse, Scott	Senior Vice President	None

Willbrand, James Kevin	Vice President	None

Willett, Nick	Senior Vice President	None

Wilmot, Andrew J.	Managing Director	None

Wingate, Justin R.	Vice President	None

Wolf, Jenny M.	Vice President	None

Zamore, Neal A.	Senior Vice President	None

Zimmerman, Glen A.	Senior Vice President	None

*	The business address of all officers of the Distributor is 1345 Avenue of the Americas, 4th Floor, New York, NY 10105, or 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

Item 28. Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 22(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660, State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, Missouri 64105, Boston Financial Data Services - Midwest, 330 W. 9th Street, Kansas City, Missouri 64105 and Boston Financial Data Services, Inc., P.O. Box 8050, Boston, Massachusetts 02266-8050.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements of effectiveness of this Post-Effective Amendment No. 160 to its Registration Statement under Rule 485(b) of the 1933 Act and has duly caused this Post-Effective Amendment No. 160 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 29th day of July, 2009.

PIMCO FUNDS (Registrant)

By:
Brent R. Harris* President

*By:	/s/ ROBERT W. HELM
Robert W. Helm as attorney-in-fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacities and on the dates indicated:

Signature	Title	Date

Brent R. Harris*	Trustee	July 29, 2009

William J. Popejoy*	Trustee	July 29, 2009

Vern O. Curtis*	Trustee	July 29, 2009

E. Philip Cannon**	Trustee	July 29, 2009

J. Michael Hagan**	Trustee	July 29, 2009

Richard M. Weil***	Trustee	July 29, 2009

Ronald C. Parker****	Trustee	July 29, 2009

Brent R. Harris*	President (Principal Executive Officer)	July 29, 2009

John P. Hardaway*	Treasurer (Principal Financial and Accounting Officer)	July 29, 2009

*By:	/s/ ROBERT W. HELM
Robert W. Helm as attorney-in-fact

*	Pursuant to power of attorney filed with Post-Effective Amendment No. 36 to Registration Statement No. 33-12113 on July 11, 1997.

**	Pursuant to power of attorney filed with Post-Effective Amendment No. 54 to Registration Statement No. 33-12113 on May 18, 2000.

***	Pursuant to power of attorney filed with Post-Effective Amendment No. 153 to Registration Statement No. 33-12113 on April 13, 2009.

****	Pursuant to power of attorney filed herewith.

EXHIBIT LIST

(b)	Amended and Restated By-Laws of Registrant

(d)(8)	Sub-Advisory Agreement relating to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund

(e)(8)	Japan Dealer Sales Contract

(g)(1)	Custody and Investment Accounting Agreement dated January 1, 2000

(g)(2)	Amendment to Custody and Investment Accounting Agreement dated June 8, 2001

(h)(7)	Fee Waiver Agreement relating to the PIMCO Global Advantage Strategy Bond Fund dated February 5, 2009

(h)(8)	Amended and Restated Fee Waiver Agreement relating to PIMCO High Yield Municipal Bond Fund dated February 23, 2009

(h)(9)	Amended and Restated Fee Waiver Agreement relating to PIMCO RealRetirement 2010 Fund, PIMCO RealRetirement 2020 Fund, PIMCO RealRetirement 2030 Fund, PIMCO RealRetirement 2040 Fund and PIMCO RealRetirement 2050 Fund dated February 23, 2009

(h)(10)	Amended and Restated Fee Waiver Agreement relating to PIMCO Income Fund dated February 23, 2009

(h)(11)	Second Amended and Restated Fee Waiver Agreement relating to PIMCO High Yield Municipal Bond Fund for Class A, Class C and Class D Shares dated February 23, 2009

(h)(12)	Amended and Restated Fee Waiver Agreement relating to PIMCO Global Multi-Asset Fund dated February 23, 2009

(h)(13)	Fee and Expense Limitation Agreement relating to PIMCO Government Money Market Fund, PIMCO Money Market Fund and PIMCO Treasury Money Market Fund dated March 5, 2009

(i)	Opinion and Consent of Counsel

(j)	Consent of Independent Registered Public Accounting Firm

(m)(1)	Distribution and Servicing Plan for Class A Shares

(m)(2)	Distribution and Servicing Plan for Class B Shares

(m)(3)	Distribution and Servicing Plan for Class C Shares

(m)(4)	Amended and Restated Distribution Plan for Administrative Class Shares

(m)(5)	Amended and Restated Administrative Services Plan for Administrative Class Shares

(m)(7)	Distribution and Servicing Plan for Class J Shares

(m)(8)	Distribution and Servicing Plan for Class K Shares

(m)(10)	Administrative Services Plan for Advisor Class Shares

(m)(11)	Distribution Plan for Advisor Class Shares

(m)(12)	Distribution and Servicing Plan for Class R Shares

****	Power of Attorney